UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund:	BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock LifePath® Dynamic 2025 Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic Retirement Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund

Master Investment Portfolio
Diversified Equity Master Portfolio
International Tilts Master Portfolio
Large Cap Index Master Portfolio
Money Market Master Portfolio
S&P 500 Index Master Portfolio
Total International ex U.S. Index Master Portfolio
Treasury Money Market Master Portfolio
U.S. Total Bond Index Master Portfolio

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III
and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds III

•	BlackRock Cash Funds: Institutional

•	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Money Market Overview For the 12-Month Period Ended December 31, 2021

Market Review

2021 began with the transition to the Biden-Harris administration, passage of the $1.9 trillion American Rescue Plan Act of 2021, and an acceleration of Covid-19 vaccination programs. Throughout the second quarter much of the United States began to reopen as vaccination efforts ramped up and Covid-19 cases plummeted. The second half of the year, however, was dominated by the Delta and Omicron variants as cases skyrocketed into year-end.

Economic conditions in the United States vastly improved in year two of the coronavirus pandemic. The unemployment rate fell from 6.3% in January 2021 to 3.9% at the end of December 2021. At the end of the second and third quarters in 2021, real gross domestic product increased at an annual rate of 6.7% and 2.3%, respectively.

On the topic of inflation, several key barometers indicated that inflation had risen and was elevated throughout the year. The Consumer Price Index rose 7% in 2021, the largest increase since 1982.

At their June meeting, the Federal Open Market Committee (the “FOMC” or the “Committee”) made upward “technical” adjustments of 0.05% to the interest rate paid on required and excess reserves (“IOER”) and the offering rate on overnight reverse repurchase agreement (“RRP”) operations, bringing these “administered rates” to 0.15% and 0.05%, respectively. Fed Chair Powell noted that these adjustments were made “in order to keep the Federal Funds rate well within the target range and to support smooth functioning in money markets.”

The FOMC noted at their September meeting that “if progress (toward its maximum employment and price stability goals) continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted.” Fed Chair Powell made sure to differentiate the timing and pace of the reduction in asset purchases from the timing of interest rate liftoff.

At their December meeting, the FOMC acknowledged that employment and economic conditions have improved in recent months and simultaneously removed the word “transitory” when referring to inflation. As was widely expected, the FOMC elected to double the monthly pace of reduction of its asset purchases of Treasury and agency mortgage-backed securities at their December meeting, to at least $40 billion and $20 billion, respectively. To no surprise, the FOMC left the range of 0.00% - 0.25% for the Federal Funds target rate unchanged throughout the year.

The so-called “dot plot” median interest rate forecast reflected three 0.25% interest rate hikes in 2022, another three in 2023, and two more in 2024. The Summary of Economic Projections reflected a near-term decline in the unemployment rate relative to the September 2021 forecast and a firming of core inflation over the intermediate term.

On December 16, 2021, President Biden signed legislation to raise the debt limit by $2.5 trillion, an amount expected to provide the U.S. government with borrowing authority into at least early 2023. The resolution of the debt ceiling saga should result in a rise in Treasury bill (“T-bill”) supply and a meaningful increase in the Treasury General Account at the Fed. Net T-bill issuance for 2021 was approximately $1.2 trillion as of December 31, 2021.

Daily utilization of the Fed’s RRP facility surged following the adjustment in the program’s offering rate in June 2021, averaging $1.23 trillion per day for the remainder of the year. On December 31, 2021, the RRP facility hit an all-time high with a balance of over $1.9 trillion.

The secured overnight financing rate (“SOFR”)—a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities—had been pegged at 0.01% from March 2021 until the FOMC’s “technical” adjustments in June 2021, when it rose to 0.05%. SOFR closed 2021 at 0.05% and averaged 0.04% for the year.

The three-month London Inter-bank Offered Rate (“LIBOR”), which started the year at 0.24%, trended downward for most of the year but rebounded to 0.21% at year end. The three-month LIBOR averaged 0.16% throughout 2021 and hit an all-time low of 0.11% on September 9, 2021. The three-month LIBOR overnight indexed swap (“L-OIS”) spread—a gauge of stress in the financial system—hit an all-time low of 0.02% on June 16, 2021 and averaged 0.08% for the year. L-OIS fell from 0.16% at the beginning of the year to 0.09% at year end.

Industry-wide money market mutual funds (“MMFs”) experienced net inflows of approximately $408 billion during the year. Of this, assets of prime and municipal MMFs fell $19 billion and $3 billion, respectively, while government MMFs experienced $193 billion of inflows.

Portfolio Review

The prevailing investment themes in 2021 included the ultra-accommodative policy put in place by the FOMC, the large and growing supply versus demand imbalance for front-end securities, and the debt ceiling impasse toward the later part of the year. The duration of the Fund’s portfolio was managed to best take advantage of yield movements in this environment.

Although it was a relatively flat curve, yields still did move within that tight range. Duration was managed lower at the mid-year point with the expectation that the FOMC would adjust the RRP and IOER rates. After their technical adjustment, a slightly longer duration profile was employed to take advantage of the back-up in yields that followed.

The debt ceiling impasse dominated headlines for much of the second half of 2021. The general market avoidance of U.S. Treasury securities, which may have matured inside of the default date range, pushed yields on surrounding maturities through the RRP rate. Positioning around the debt ceiling dominated our strategy during this time as we targeted securities that matured outside of what we believed to be the most vulnerable period.

Following the debt ceiling resolution, the U.S. Treasury Department was free to increase issuance of T-bills, which helped support yields in the front-end. Furthermore, the FOMC’s hawkish tilt caused the T-bill yield curve to reprice higher as the market incorporated the possibility of multiple rate hikes in 2022. We took advantage of this repricing to add duration to the portfolio.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Money Market Overview For the 12-Month Period Ended December 31, 2021 (continued)

Outlook

With the debt ceiling impasse now resolved, the U.S. Treasury quickly increased debt issuance to build back its general account balance which had been depleted due to the limitations placed on it. The return of supply has helped support yields in the front end. Overall, net new T-bill supply is expected to be positive going forward. This new supply will be well received as there is still excess liquidity in the front-end.

The FOMC’s hawkish pivot at their December meeting has the market presently pricing in multiple rate hikes in 2022. The timing of these hikes remains unknown and market pricing will remain volatile as new economic data is released. The repricing of FOMC rate hike expectations will likely dominate market pricing through 2022.

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

M O N E Y M A R K E T O V E R V I E W	5

Fund Summary as of December 31, 2021	BlackRock Cash Funds: Institutional

Investment Objective

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

SL Agency	0.10%	0.10%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
SL Agency	$1,000.00	$1,000.20	$0.45		$1,000.00	$1,024.75	$0.46		0.09%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021	BlackRock Cash Funds: Treasury

Investment Objective

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income as is consistent with liquidity and stability of principal.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield

Institutional	0.01%	0.01%
SL Agency	0.01	0.01

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.00	$0.30	$1,000.00	$1,024.90	$0.31	0.06%
SL Agency	1,000.00	1,000.00	0.30	1,000.00	1,024.90	0.31	0.06

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Treasury Money Market Master Portfolio (the “Master Portfolio”), the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

Past performance is not an indication of future results.

F U N D S U M M A R Y	7

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2021

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments, at value — from the applicable Master Portfolio	$65,672,659,782	$23,172,056,570

Total assets	65,672,659,782	23,172,056,570

LIABILITIES
Payables:
Administration fees	1,139,203	7,461
Income dividend distributions	5,905,802	67,532
Professional fees	11,667	11,673

Total liabilities	7,056,672	86,666

NET ASSETS	$65,665,603,110	$23,171,969,904

NET ASSETS CONSIST OF
Paid-in capital	$65,668,734,200	$23,171,687,084
Accumulated earnings (loss)	(3,131,090)	282,820

NET ASSETS	$65,665,603,110	$23,171,969,904

NET ASSET VALUE

Institutional
Net assets	N/A	$4,357,983,087

Shares outstanding	N/A	4,357,924,133

Net asset value	N/A	$1.00

Shares authorized	N/A	Unlimited

Par value	N/A	No par value

SL Agency

Net assets	$65,665,603,110	$18,813,986,817

Shares outstanding	65,646,475,306	18,813,762,953

Net asset value	$1.0003	$1.00

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Operations

Year Ended December 31, 2021

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Other income — unaffiliated	$16,047	$—
Net investment income allocated from the applicable Master Portfolio:
Interest - unaffliated	133,393,317	12,874,103
Expenses	(66,945,064)	(20,696,390)
Fees waived	20,362,408	8,847,570

Total investment income	86,826,708	1,025,283

FUND EXPENSES
Administration — class specific	13,307,773	5,706,724
Professional	11,661	11,688
Miscellaneous	5,000	2,380

Total expenses	13,324,434	5,720,792
Less:
Fees waived and/or reimbursed by the Administrator	(11,661)	(5,262,873)

Total expenses after fees waived and/or reimbursed	13,312,773	457,919

Net investment income	73,513,935	567,364

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from:
Investments — unaffiliated	127,838	613,425
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,855,488)	—

Net realized and unrealized gain (loss)	(13,727,650)	613,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,786,285	$1,180,789

See notes to financial statements.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$73,513,935	$432,581,685	$567,364	$49,610,248
Net realized gain	127,838	2,445,662	613,425	2,438,929
Net change in unrealized appreciation (depreciation)	(13,855,488)	(3,672,403)	—	—

Net increase in net assets resulting from operations	59,786,285	431,354,944	1,180,789	52,049,177

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(520,307)	(8,320,736)
SL Agency	(79,345,112)	(432,685,382)	(1,468,203)	(44,103,830)

Decrease in net assets resulting from distributions to shareholders	(79,345,112)	(432,685,382)	(1,988,510)	(52,424,566)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,092,739,270	6,235,934,178	3,152,790,946	7,586,962,283

NET ASSETS
Total increase in net assets	5,073,180,443	6,234,603,740	3,151,983,225	7,586,586,894
Beginning of year	60,592,422,667	54,357,818,927	20,019,986,679	12,433,399,785

End of year	$65,665,603,110	$60,592,422,667	$23,171,969,904	$20,019,986,679

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency

	Year Ended December 31,

	2021		2020		2019	2018	2017

Net asset value, beginning of year.	$1.0006		$1.0004		$1.0001	$1.0001	$1.0002

Net investment income	0.0012		0.0078		0.0238	0.0206	0.0121
Net realized and unrealized gain (loss)	(0.0003)		0.0002		0.0003	0.0000 (a)	(0.0001)

Net increase from investment operations	0.0009		0.0080		0.0241	0.0206	0.0120

Distributions(b)
From net investment income	(0.0012)		(0.0078)		(0.0238)	(0.0206)	(0.0121)
From net realized gain	(0.0000	)(c)	(0.0000	)(c)	—	—	(0.0000	)(c)

Total distributions	(0.0012)		(0.0078)		(0.0238)	(0.0206)	(0.0121)

Net asset value, end of year	$1.0003		$1.0006		$1.0004	$1.0001	$1.0001

Total Return(d)
Based on net asset value	0.09%		0.80%		2.43%	2.08%	1.21%

Ratios to Average Net Assets
Total expenses	0.09%		0.09%		0.09%	0.09%	0.09%

Total expenses after fees waived and/or reimbursed.	0.09%		0.09%		0.09%	0.09%	0.09%

Net investment income	0.11%		0.75%		2.36%	2.05%	1.23%

Supplemental Data
Net assets, end of year (000)	$65,665,603		$60,592,423		$54,357,819	$47,238,155	$56,065,762

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional

	Year Ended December 31,

	2021		2020	2019		2018	2017

Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income	0.0001		0.0040	0.0210		0.0175	0.0079
Net realized and unrealized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0000 (a)	0.0000	(a)

Net increase from investment operations	0.0001		0.0041	0.0210		0.0175	0.0079

Distributions(b)
From net investment income	(0.0001)		(0.0040)	(0.0210)		(0.0175)	(0.0079)
From net realized gain	(0.0000	)(c)	(0.0001)	(0.0000	)(c)	—	(0.0000	)(c)

Total distributions	(0.0001)		(0.0041)	(0.0210)		(0.0175)	(0.0079)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(d)
Based on net asset value	0.01%		0.41%	2.12%		1.76%	0.79%

Ratios to Average Net Assets
Total expenses	0.12%		0.12%	0.12%		0.12%	0.12%

Total expenses after fees waived and/or reimbursed.	0.06%		0.12%	0.12%		0.12%	0.12%

Net investment income	0.00	%(e)	0.23%	2.06%		1.76%	0.93%

Supplemental Data
Net assets, end of year (000)	$4,357,983		$9,011,269	$1,813,191		$1,182,627	$467,589

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Amount is less than 0.005%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Year Ended December 31,

	2021		2020	2019		2018	2017

Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income	0.0001		0.0042	0.0213		0.0178	0.0082
Net realized and unrealized gain	0.0000	(a)	0.0001	0.0000	(a)	0.0000 (a)	0.0000	(a)

Net increase from investment operations	0.0001		0.0043	0.0213		0.0178	0.0082

Distributions(b)
From net investment income	(0.0001)		(0.0042)	(0.0213)		(0.0178)	(0.0082)
From net realized gain	(0.0000	)(c)	(0.0001)	(0.0000	)(c)	—	(0.0000	)(c)

Total distributions	(0.0001)		(0.0043)	(0.0213)		(0.0178)	(0.0082)

Net asset value, end of year.	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(d)
Based on net asset value.	0.01%		0.43%	2.15%		1.79%	0.82%

Ratios to Average Net Assets
Total expenses.	0.09%		0.09%	0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.06%		0.09%	0.09%		0.09%	0.09%

Net investment income	0.00	%(e)	0.37%	2.10%		1.78%	0.85%

Supplemental Data
Net assets, end of year (000)	$18,813,987		$11,008,718	$10,620,209		$5,399,030	$4,204,767

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Amount is less than 0.005%.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At December 31, 2021, the percentage of each Master Portfolio owned by its corresponding Fund was as follows: Institutional owned 100% of Money Market Master Portfolio and Treasury owned 94.4% of Treasury Money Market Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SL Agency Shares and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SL Agency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees.

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Institutional prices and transacts its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates,are included in a complex ofopen-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining interest holders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Administrator, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Administrator has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. The Administrator is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

Fund Name	Capital		Institutional	Premium		Select		SL Agency	Trust

Institutional	N/A		N/A	N/A		N/A		0.02%	N/A
Treasury	0.07	%(a)	0.05%	0.10	%(a)	0.15	%(a)	0.02	0.38	%(a)

(a)	No shares outstanding as of December 31, 2021.

From time to time, the Administrator may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. The Administrator may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	SL Agency	Total
Institutional	$—	$13,307,773	$13,307,773
Treasury	2,674,171	3,032,553	5,706,724

As of December 31, 2021, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: The Administrator contractually agreed to waive a portion of its administration fees for the Select Shares of Treasury through June 30, 2023. After giving effect to such contractual expense waiver, the administration fees for the Select Shares of Treasury will be 0.13%.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. The Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through June 30, 2023. These amounts are included in fees waived and/or reimbursed by the Administrator in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator

Institutional	$11,661
Treasury	11,688

The Administrator has also voluntarily agreed to waive and/or reimburse a portion of their respective administration fees to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Administrator. The Administrator may discontinue the waiver and/or reimbursement at any time. With respect to Treasury, for the year ended December 31, 2021, the amounts waived and/or reimbursed was $5,251,185.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

During the year ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20

Institutional
Ordinary income	$79,345,112	$432,685,382

Treasury
Ordinary income	$1,942,772	$52,418,268
Long-term capital gains	45,738	6,298

	$1,988,510	$52,424,566

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
Institutional	$813,219	$—	$(3,944,309)	$(3,131,090)
Treasury	267,333	15,487	—	282,820

6.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed for Institutional were transacted at each class’s floating NAV per share calculated to four decimal places.

Transactions in capital shares for each class of Institutional were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Institutional
SL Agency
Shares sold	295,375,820,800	$295,532,215,106	286,070,086,969	$286,294,830,540
Shares issued in reinvestment of distributions	—	—	1,600	1,598
Shares redeemed	(290,286,668,679)	(290,439,475,836)	(279,847,452,816)	(280,058,897,960)

	5,089,152,121	$5,092,739,270	6,222,635,753	$6,235,934,178

	5,089,152,121	$5,092,739,270	6,222,635,753	$6,235,934,178

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

Transactions in capital shares for each class of Treasury were as follows:

Fund Name / Share Class	Year Ended 12/31/21	Year Ended 12/31/20

Institutional
Shares sold	15,745,033,072	18,403,885,010
Shares issued in reinvestment of distributions	516,489	4,326,346
Shares redeemed	(20,398,402,430)	(11,210,411,510)

	(4,652,852,869)	7,197,799,846

SL Agency
Shares sold	266,853,258,115	212,451,150,761
Shares issued in reinvestment of distributions	42,778	1,425,029
Shares redeemed	(259,047,657,078)	(212,063,413,353)

	7,805,643,815	389,162,437

	3,152,790,946	7,586,962,283

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (two of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the administrator of the Master Portfolios. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

Treasury	$45,738

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

Fund Name	Federal Obligation Interest

Institutional	$6,118,675
Treasury	418,461

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend

Institutional	$76,845,089
Treasury	587,614

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

Institutional	$50,865,764	$2,500,024
Treasury	798,822	1,143,950

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information    as of December 31, 2021

PORTFOLIO ALLOCATION

Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	41%

Certificates of Deposit	26

Commercial Paper	25

Time Deposits	6

Municipal Bonds	3

Corporate Bonds	1

U.S. Treasury Obligations	— (a)

Liabilities in Excess of Other Assets	(2)
(a)	Rounds to less than 1% of net assets.

PORTFOLIO ALLOCATION

Treasury Money Market Master Portfolio	Percent of Net Assets

Repurchase Agreements	71%

U.S. Treasury Obligations	32

Liabilities in Excess of Other Assets	(3)

M A S T E R P O R T F O L I O I N F O R M A T I O N	21

Schedule of Investments December 31, 2021	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

Certificates of Deposit — 25.9%

Domestic — 1.2%
Bank of America N.A., 0.20%, 10/11/22(a)	$130,000	$129,929,320
Citibank NA, 0.16%, 06/06/22	125,000	124,958,056
Goldman Sachs Bank USA, (SOFR + 0.17%), 0.27%, 07/26/22(a)	140,000	139,944,508
HSBC Bank USA N.A.
0.38%, 01/03/22	92,875	92,877,397
(SOFR + 0.21%), 0.26%, 02/04/22(a)	170,000	170,019,326
(SOFR + 0.25%), 0.30%, 01/07/22(a)	166,750	166,756,807

		824,485,414

Euro — 0.5%
Bank of Montreal, London, 0.28%, 03/09/22	129,800	129,761,273
Credit Industriel et Commercial, London, 0.01%, 01/28/22	174,000	173,986,468

		303,747,741

Yankee — 24.2%
Bank of Montreal, Chicago(a)(b)
0.16%, 08/15/22	321,000	320,973,530
0.35%, 01/09/23	334,000	334,013,848
(3 mo. LIBOR US + 0.05%), 0.21%, 02/23/22	110,000	110,012,046
(3 mo. LIBOR US + 0.05%), 0.21%, 05/16/22	303,000	303,007,378
(3 mo. LIBOR US + 0.05%), 0.24%, 06/06/22	305,000	305,060,436
(3 mo. LIBOR US + 0.10%), 0.23%, 01/04/22	372,000	372,000,000
(SOFR + 0.20%), 0.25%, 02/11/22	214,000	214,032,941
Bank of Nova Scotia, Houston(a)(b)
0.20%, 10/28/22	50,000	49,962,433
0.24%, 06/30/22	100,000	99,964,840
(SOFR + 0.16%), 0.21%, 07/08/22	242,000	241,932,712
(SOFR + 0.20%), 0.26%, 06/17/22	200,000	200,009,306
Barclays Bank PLC, New York(b)
0.23%, 09/01/22	239,000	238,678,041
0.27%, 03/03/22	160,000	160,022,774
0.27%, 03/21/22	100,000	100,005,107
0.29%, 03/04/22	281,000	281,048,931
0.30%, 05/06/22	300,000	299,965,746
0.31%, 04/19/22	200,000	200,002,618
Bayerische Landesbank, New York, 0.20%, 02/25/22(b)	100,000	100,006,035
BNP Paribas SA, New York, 0.19%, 06/03/22(b)	288,000	287,965,238
Canadian Imperial Bank of Commerce, New York(a)(b)
(3 mo. LIBOR US + 0.05%), 0.24%, 06/07/22	325,000	325,039,052
(3 mo. LIBOR US + 0.11%), 0.24%, 01/03/22	100,000	100,000,000
(3 mo. LIBOR US + 0.11%), 0.33%, 01/14/22	268,100	268,110,030
(SOFR + 0.30%), 0.38%, 01/06/23	335,000	334,986,215
Credit Industriel et Commercial, New York, (3 mo. LIBOR US + 0.05%), 0.19%, 05/06/22(a)(b)	350,000	350,050,578
Credit Suisse AG, New York(b)
0.24%, 02/15/22	93,000	93,010,537
(SOFR + 0.30%), 0.35%, 05/09/22(a)	250,000	250,085,027
Kookmin Bank, New York(a)(b)
0.34%, 11/17/22	96,000	96,011,370
0.34%, 11/21/22	145,000	144,903,263
0.36%, 12/02/22	106,000	106,057,982
(1 mo. LIBOR US + 0.23%), 0.33%, 02/07/22	60,000	60,014,600
Landesbank Baden-Wurttemberg, New York(b)
0.07%, 01/06/22	215,000	214,999,641
0.15%, 01/03/22	386,000	386,002,250
0.16%, 01/03/22	482,000	482,003,012
0.17%, 02/07/22	146,500	146,508,491
Mizuho Bank Ltd., New York(b)
0.15%, 01/26/22	285,000	285,014,811

Security	Par (000)	Value

Yankee (continued)
Mizuho Bank Ltd., New York(b) (continued)
0.16%, 02/10/22	$409,000	$409,023,722
0.16%, 03/04/22	144,000	143,998,461
MUFG Bank Ltd., New York(b)
0.23%, 01/28/22	193,000	193,020,091
0.24%, 01/13/22	49,000	49,003,130
0.30%, 10/31/22	147,500	147,311,050
0.32%, 10/24/22	263,000	262,729,210
Natixis, New York(b)
0.22%, 08/05/22(a)	375,000	374,882,565
0.27%, 07/07/22(a)	493,000	492,889,381
0.30%, 10/20/22	140,000	139,832,809
(3 mo. LIBOR US + 0.07%), 0.27%, 03/10/22(a)	280,000	280,098,613
Norinchukin Bank, New York(b)
0.11%, 01/06/22	235,000	235,001,605
0.11%, 01/07/22	157,000	157,001,220
0.15%, 01/07/22(a)	250,000	250,001,457
0.18%, 02/25/22	290,000	290,019,778
0.23%, 03/29/22	192,000	192,002,813
Oversea Chinese Banking Corp. Ltd. New York, 0.36%, 12/23/22(a)(b)	144,000	144,006,624
Standard Chartered Bank, New York(b)
0.24%, 02/01/22	150,000	150,005,957
0.25%, 01/20/22	189,000	189,010,367
0.29%, 09/02/22(a)	300,000	299,914,341
(3 mo. LIBOR US + 0.06%), 0.19%, 02/01/22(a)	216,000	216,002,225
Sumitomo Mitsui Banking Corp., New York(b)
0.16%, 02/04/22(a)	200,000	200,009,138
0.22%, 05/05/22	100,000	99,981,574
0.22%, 06/27/22(a)	145,000	144,973,493
0.22%, 09/23/22(a)	134,700	134,641,345
0.23%, 07/29/22(a)	178,000	177,968,877
0.36%, 01/03/23(a)	475,000	474,947,137
0.36%, 01/20/23(a)	240,000	239,956,805
0.36%, 01/23/23(a)	397,000	396,923,752
0.36%, 01/30/23(a)	239,000	239,000,000
(3 mo. LIBOR US + 0.04%), 0.20%, 02/14/22(a)	241,000	241,022,427
Sumitomo Mitsui Trust Bank Ltd., New York(b)
0.15%, 01/19/22(a)	150,000	150,004,196
0.15%, 01/20/22(a)	300,000	300,008,664
0.16%, 01/03/22	90,000	90,000,674
0.16%, 01/28/22	100,000	100,004,119
Toronto-Dominion Bank, New York, 0.19%, 08/15/22(a)(b)	279,000	278,896,393
Westpac Banking Corp., New York(b)
0.34%, 11/04/22	35,500	35,478,142
(3 mo. LIBOR US + 0.04%), 0.25%, 03/16/22(a)	89,250	89,271,928

		15,870,304,902

		16,998,538,057

Commercial Paper — 24.7%
Alinghi Funding Co. LLC
0.23%, 04/25/22(c)	112,000	111,897,317
0.23%, 06/09/22	100,000	99,845,778
Antalis SA, 0.07%, 01/06/22(c)	90,000	89,998,800
ANZ New Zealand International Ltd., London(c)
0.25%, 04/26/22	100,000	99,946,511
0.25%, 05/03/22	36,000	35,978,844
Banco Santander SA, 0.25%, 04/18/22(c)	244,000	243,796,504
Bank of Montreal, Chicago
0.08%, 01/03/22(c)	300,000	299,997,999
0.43%, 01/13/23(a)(d)	336,000	336,016,128
Bank of Nova Scotia, Houston, 0.25%, 04/05/22(c)	314,000	313,821,849

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper (continued)
Bedford Row Funding Corp., 0.07%, 01/05/22(c)	$268,000	$267,997,395
Bennington Stark Capital Co.(c)
0.12%, 01/04/22	285,000	284,997,150
0.11%, 01/05/22	691,147	691,138,361
BNZ International Funding Ltd., London, 0.21%, 01/25/22(c)	148,500	148,492,369
Chesham Finance Ltd.(c)
0.08%, 01/04/22	336,000	335,995,968
0.08%, 01/06/22	70,000	69,999,067
Citigroup Global Markets, Inc.(c)
0.19%, 06/03/22	237,000	236,717,141
0.19%, 06/06/22	42,400	42,347,115
Crown Point Capital LLC
0.30%, 04/14/22	300,000	300,000,000
0.27%, 06/28/22	359,000	358,738,127
0.30%, 10/03/22(d)	476,000	475,298,071
0.30%, 10/04/22	100,000	99,851,240
Dexia Credit Local SA, 0.17%, 03/01/22(c)	150,000	149,962,500
Equinor ASA, 0.09%, 01/05/22(c)	436,000	435,996,368
Fidelity National Information Service Ltd., 0.29%, 01/10/22(c)	49,000	48,997,577
Goldman Sachs International(c)
0.12%, 01/12/22	55,836	55,834,586
0.33%, 01/14/22	84,000	83,997,420
0.25%, 09/23/22	350,000	348,895,729
Hitachi America Capital Ltd., 0.35%, 01/05/22(c)	304,000	303,993,370
HSBC Bank PLC(c)
0.33%, 01/03/22	319,000	318,997,343
0.31%, 01/07/22	281,000	280,994,537
0.27%, 02/02/22	400,000	399,929,600
ING US Funding LLC, 0.25%, 04/05/22(c)	130,000	129,926,243
Legacy Capital LLC, 0.30%, 05/06/22	300,000	299,898,600
Macquarie Bank Ltd.
0.20%, 03/25/22(a)	110,000	109,992,496
0.20%, 04/01/22(a)	100,000	99,967,200
0.31%, 10/17/22(c)	130,000	129,531,892
0.41%, 12/14/22(a)	100,000	100,004,200
0.41%, 12/15/22(a)	192,000	192,000,000
0.43%, 01/04/23(a)	400,000	399,998,780
0.43%, 01/09/23(a)	455,000	455,058,930
Mizuho Bank Ltd.(c)
0.14%, 01/06/22	190,000	189,996,833
0.15%, 01/07/22	392,000	391,992,380
National Australia Bank Ltd.(a)
(3 mo. LIBOR US + 0.04%), 0.24%, 03/29/22	150,000	150,047,525
(SOFR + 0.20%), 0.27%, 04/14/22	118,000	118,028,965
Nordea Bank ABP, 0.31%, 10/21/22(c)	70,000	69,807,920
Ridgefield Funding Co. LLC(c)
0.21%, 02/18/22	35,000	34,991,854
0.17%, 03/02/22	238,000	237,918,537
0.17%, 03/07/22	50,000	49,980,750
0.17%, 03/14/22	120,000	119,945,980
0.27%, 04/01/22	97,030	96,968,437
0.20%, 05/03/22	155,000	154,855,424
0.25%, 05/09/22	153,000	152,847,038
0.25%, 05/10/22	200,000	199,797,778
Skandinaviska Enskilda Banken AB(c)
0.15%, 02/18/22	110,000	109,983,232
0.24%, 04/21/22	245,000	244,833,052
Societe Generale SA(c)
0.32%, 01/10/22(d)	470,000	469,962,400

Security	Par (000)	Value

Commercial Paper (continued)
Societe Generale SA(c) (continued)
0.18%, 03/31/22	$382,000	$381,866,300
0.31%, 10/21/22	177,000	176,276,424
SPIRE, Inc., 0.31%, 01/20/22(c)	45,000	44,994,000
Standard Chartered Bank(c)
0.25%, 05/04/22	192,000	191,814,165
0.22%, 05/20/22	194,000	193,783,475
Sumitomo Mitsui Trust Bank Ltd., 0.13%, 01/12/22(c)	240,000	239,993,921
Toyota Credit Canada, Inc., 0.25%, 05/18/22(c)	90,000	89,911,680
UBS AG, London
0.30%, 03/11/22(c)	90,000	89,963,250
0.25%, 07/12/22(c)	205,000	204,563,686
0.29%, 07/13/22(a)(d)	430,000	430,022,829
0.22%, 09/22/22(a)(d)	168,000	167,866,648
0.38%, 12/02/22(a)	481,000	480,999,071
(SOFR + 0.20%), 0.28%, 02/08/22(a)(d)	108,000	108,009,819
(SOFR + 0.20%), 0.28%, 02/10/22(a)(d)	135,000	135,000,265
(SOFR + 0.24%), 0.31%, 04/05/22(a)	200,000	200,013,002
United Overseas Bank Ltd.(c)
0.15%, 03/08/22	100,000	99,969,106
0.18%, 05/31/22	291,000	290,655,796
Versailles Com Paper LLC, 0.30%, 04/18/22(c)	100,000	99,921,400
Washington Morgan Capital Ltd.
0.40%, 06/09/22	190,000	189,991,486
0.50%, 09/01/22	40,000	39,991,774
0.60%, 11/30/22	95,000	94,921,700
Westpac Banking Corp.
0.27%, 10/14/22(c)	100,000	99,693,867
(3 mo. LIBOR US + 0.04%), 0.23%, 03/10/22(a)	92,000	92,002,024

		16,221,032,898
Corporate Bonds — 1.3%

Automobiles — 1.1%
Toyota Motor Credit Corp.(a)
0.27%, 03/28/22	234,000	234,021,261
0.05%, 08/15/22	339,881	339,529,094
0.05%, 12/14/22	134,008	134,107,166

		707,657,521

Banks — 0.2%
Kookmin Bank, (SOFR + 0.32%), 0.40%, 11/03/22(a)(d)	168,000	167,986,063

		875,643,584

Municipal Bonds — 3.0%

Arizona — 0.1%
Mizuho Floater/Residual Trust, RB, VRDN, 0.34%, 02/15/41(a)(d)(e)	69,489	69,489,104

California — 0.3%
Mizuho Floater/Residual Trust, RB, VRDN, 0.37%, 07/01/39(a)(d)(e)	115,400	115,400,000
Taxable Municipal Funding Trust, RB, Series 2020-001, VRDN, 0.28%, 02/01/31(a)(d)(e)	41,915	41,915,000

		157,315,000

Montana — 0.0%
Rib Floater Trust Various States, RB, Series 19W, VRDN, 0.28%, 08/15/22(a)(d)(e)	15,695	15,695,000
Taxable Municipal Funding Trust, RB(a)(d)(e)
Series 2018, VRDN, 0.28%, 03/01/47	4,000	4,000,000
Series 2018-4, VRDN, (AGM-CR), 0.14%, 11/01/28	3,170	3,170,000

		22,865,000

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB, Series A, VRDN, 0.16%, 07/01/29(a)(d)(e)	$12,500	$12,500,000

New York — 2.5%
Jets Stadium Development LLC(a)(e)
Series A-4A, VRDN, 0.17%, 04/01/47	39,155	39,155,000
Series A-4B, VRDN, 0.17%, 04/01/47	2,400	2,400,000
Series A-4C, VRDN, 0.17%, 04/01/47	34,100	34,100,000
Jets Stadium Finance Issuer 2015 LLC, VRDN, 0.17%, 04/01/47(a)(d)(e)	119,470	119,470,000
Metropolitan Transportation Authority Refunding RB, Series A, 0.78%, 11/15/22	219,520	219,779,253
Mizuho Floater/Residual Trust, RB(a)(d)(e)
VRDN, 0.34%, 05/01/23	6,905	6,905,000
VRDN, 0.49%, 09/01/26	109,000	109,000,000
VRDN, 0.34%, 10/01/60	7,680	7,680,000
Series 2020, VRDN, 0.49%, 09/01/27	37,000	37,000,000
Mizuho Floater/Residual Trust, RB, M/F Housing, Series 2020, VRDN, 0.34%, 12/01/58(a)(d)(e)	42,500	42,500,000
Taxable Municipal Funding Trust, RB(a)(d)(e)
VRDN, 0.28%, 12/31/23	25,000	25,000,000
VRDN, 0.28%, 01/16/25	2,375	2,375,000
VRDN, 0.28%, 12/15/25	555,995	555,995,000
VRDN, 0.28%, 09/01/30	101,340	101,340,000
VRDN, 0.28%, 05/15/56	71,300	71,300,000
Series 20, VRDN, 0.28%, 05/01/29	66,820	66,820,000
Series 2019, VRDN, 0.14%, 06/01/47	59,710	59,710,000
Taxable Municipal Funding Trust, Refunding RB(a)(d)(e)
VRDN, 0.12%, 05/15/50	16,005	16,005,000
VRDN, 0.12%, 11/01/52	2,500	2,500,000
VRDN, 0.12%, 11/15/52	32,865	32,865,000
VRDN, 0.28%, 11/15/54	34,720	34,720,000
Series 2019-F, VRDN, 0.28%, 12/01/30	8,155	8,155,000
Series 2020-012, VRDN, 0.14%, 09/01/30	35,885	35,885,000

		1,630,659,253

Ohio — 0.1%
Mizuho Floater/Residual Trust, RB, Series 2020, VRDN, 0.18%, 11/01/49(a)(d)(e)	34,170	34,170,000

Texas — 0.0%
Mizuho Floater/Residual Trust, RB, VRDN, 0.34%, 11/01/56(a)(d)(e)	2,905	2,905,000

Wisconsin — 0.0%
Taxable Municipal Funding Trust, RB, Series 2019-B, VRDN, 0.28%, 11/01/24(a)(d)(e)	6,145	6,145,000

		1,936,048,357

Security	Par (000)	Value

Time Deposits — 5.9%
ABN Amro Bank NV
0.08%, 01/03/22	$226,000	$226,000,000
0.08%, 01/05/22	149,000	149,000,000
Australia & New Zealand Bank, 0.07%, 01/03/22	396,000	396,000,000
Bank of Nova Scotia, 0.07%, 01/06/22	360,000	360,000,000
Credit Agricole CIB, 0.04%, 01/03/22	5,400	5,400,000
ING Bank NV, 0.08%, 01/05/22	723,000	723,000,000
Landesbank Hessen-Thueringen Girozentrale, 0.12%, 01/07/22	275,000	275,000,000
Mizuho Bank Ltd., New York, 0.07%, 01/03/22	483,000	483,000,000
National Bank of Canada, 0.06%, 01/03/22	411,000	411,000,000
National Bank Of Canada, 0.06%, 01/05/22	410,000	410,000,000
Royal Bank of Canada, 0.05%, 01/03/22	200,000	200,000,000
Toronto-Dominion Bank, 0.07%, 01/04/22	215,000	215,000,000

		3,853,400,000

U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 0.11%, 04/26/22(c)	216,290	216,243,635

		216,243,635

Total Short-Term Securities — 61.1% (Cost: $40,104,850,840)		40,100,906,531

Total Repurchase Agreements — 40.6% (Cost: $26,669,000,000)		26,669,000,000

Total Investments — 101.7% (Cost: $66,773,850,840(f))		66,769,906,531
Liabilities in Excess of Other Assets — (1.7)%		(1,097,246,749)

Net Assets — 100.0%		$65,672,659,782

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Rates are the current rate or a range of current rates as of period end.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(f)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Barclays Bank PLC	0.17	%(a)	12/31/21	01/03/22	$460,000	$460,000	$460,006,517	Corporate Debt/Obligation, 0.00% to 8.35%, due 6/01/24 to 2/08/61	$436,211,000	$483,000,192

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Money Market Master Portfolio

Repurchase Agreements  (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Barclays Bank PLC (continued)	0.29	%(a)	12/31/21	01/03/22	$30,000	$30,000	$ 30,000,725	Corporate Debt/Obligation, 1.64% to 10.50%, due 2/15/22 to 6/04/81	$ 32,604,000	$ 33,829,676
	0.57	(a)	12/31/21	04/05/22	71,500	71,500	71,607,548	Corporate Debt/Obligation, 0.92% to 5.14%, due 4/01/33 to 7/15/60	64,470,000	76,507,460

Total Barclays Bank PLC.						$561,500				$ 593,337,328

Barclays Capital, Inc.	0.30	(a)	12/31/21	02/04/22	116,000	116,000	116,033,833	U.S. Treasury Obligation, 4.38%, due 11/15/39	84,886,100	118,320,052
	0.57	(a)	12/31/21	04/05/22	71,500	71,500	71,607,548	Corporate Debt/Obligation, 0.00% to 8.62%, due 10/17/24 to 4/15/2119	558,972,718	83,595,670
	0.42		12/13/21	03/17/22	75,000	75,000	75,082,250	Corporate Debt/Obligation, 0.00% to 1.92%, due 1/03/22 to 12/15/59	6,182,214,677	80,250,000

Total Barclays Capital, Inc.						$262,500				$ 282,165,722

BNP Paribas S.A	0.17	(a)	12/31/21	01/03/22	219,000	219,000	219,003,102	Corporate Debt/Obligation, 0.00% to 6.00%, due 10/31/22 to 10/25/68	742,744,305	229,421,155
	0.42	(a)	12/31/21	04/05/22	85,000	85,000	85,094,208	Corporate Debt/Obligation, 1.20% to 15.50%, due 1/12/23 to 12/31/49	92,072,370	95,692,880

Total BNP Paribas S.A.						$304,000				$ 325,114,035

Bofa Securities, Inc.	0.17	(a)	12/31/21	01/03/22	115,000	115,000	115,001,629	U.S. Government Sponsored Agency Obligation, 2.00% to 3.00%, due 12/01/41 to 11/01/51	112,519,187	118,450,001
	0.32	(a)	12/31/21	02/04/22	100,000	100,000	100,031,111	Corporate Debt/Obligation, 0.65% to 6.63%, due 7/31/23 to 11/15/60	97,048,000	105,000,066
	0.39	(a)	12/31/21	02/04/22	305,000	305,000	305,115,646	Corporate Debt/Obligation, 0.00% to 6.10%, due 1/03/22 to 1/25/70	470,919,440	326,350,314
	0.67	(a)	12/31/21	03/06/22	198,000	198,000	198,239,525	Corporate Debt/Obligation, 3.00% to 10.38%, due 3/11/22 to 10/25/58	266,689,360	232,708,288

Total Bofa Securities, Inc.						$718,000				$ 782,508,669

Citigroup Global Markets, Inc.(b)	0.12	(a)	12/31/21	01/03/22	150,000	150,000	150,001,500	U.S. Treasury Obligation, 3.00%, due 2/15/47	125,623,200	153,000,013
	0.38	(a)	12/31/21	04/02/22	179,000	179,000	179,173,829	U.S. Treasury Obligation, 2.00% to 4.50%, due 2/15/29 to 8/15/51	151,633,000	182,580,021
	0.05		12/31/21	01/03/22	50,000	50,000	50,000,208	U.S. Treasury Obligation, 1.25% to 2.38%, due 2/15/50 to 5/15/51	48,931,508	51,000,014

Total Citigroup Global Markets, Inc						$379,000				$ 386,580,048

Credit Agricole Corp.(b)	0.14		12/27/21	01/03/22	285,000	285,000	285,007,758	Corporate Debt/Obligation, 0.00% to 8.10%, due 1/03/22 to 5/15/97	285,713,205	298,755,298
	0.05		12/31/21	01/03/22	1,000	1,000	1,000,004	U.S. Government Sponsored Agency Obligation, 2.00%, due 1/20/51	1,127,544	1,020,001

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Credit Agricole Corp.(b) (continued)	0.14	%(a)	12/31/21	01/07/22	$871,000	$871,000	$871,023,711	U.S. Treasury Obligation, 0.00% to 9.38%, due 1/03/22 to 5/15/97	$897,267,024	$919,007,965

	0.05		12/31/21	01/03/22	108,000	108,000	108,000,450	U.S. Treasury Obligation, 0.25% to 3.00%, due 12/31/23 to 1/31/28	110,633,976	110,160,014

Total Credit Agricole Corp.						$1,265,000				$1,328,943,278

Credit Suisse Securities (USA) LLC	0.66	(a)	12/31/21	04/05/22	550,000	550,000	550,957,917	Corporate Debt/Obligation, 0.00% to 33.11%, due 2/02/22 to 4/15/73	4,220,500,005	610,613,045

Federal Reserve Bank of New York	0.05		12/31/21	01/03/22	18,900,000	18,900,000	18,900,078,750	U.S. Treasury Obligation, 0.13% to 2.88%, due 7/31/22 to 5/15/30	18,622,847,100	18,900,078,768

Fixed Income Clearing Corporation - BNYM	0.01		12/31/21	01/03/22	300,000	300,000	300,000,250	U.S. Treasury Obligation, 0.50%, due 3/31/25	310,878,100	306,000,030

HSBC Securities (USA), Inc.	0.19	(a)	12/31/21	01/03/22	59,000	59,000	59,000,934	Corporate Debt/Obligation, 1.90% to 4.95%, due 1/27/23 to 8/15/60	61,220,389	61,689,713
	0.27	(a)	12/31/21	01/03/22	29,500	29,500	29,500,664	Corporate Debt/Obligation, 1.10% to 5.20%, due 4/16/22 to 10/01/49	27,363,000	30,975,220

Total HSBC Securities (USA), Inc.						$88,500				$92,664,933

J.P. Morgan Securities LLC	0.15	(a)	12/31/21	01/03/22	97,000	97,000	97,001,213	U.S. Government Sponsored Agency Obligation, 0.05% to 6.50%, due 8/20/35 to 3/16/60	1,115,705,954	101,850,000
	0.17	(a)	12/31/21	01/03/22	285,000	285,000	285,004,037	U.S. Government Sponsored Agency Obligation, 0.00% to 6.70%, due 1/15/33 to 6/16/63	4,855,564,500	299,250,000
	0.19	(a)	12/31/21	01/03/22	115,000	115,000	115,001,821	U.S. Government Sponsored Agency Obligation, 0.50% to 18.16%, due 2/25/26 to 11/16/61	1,179,034,916	120,750,000
	0.25	(a)	12/31/21	01/03/22	90,000	90,000	90,001,875	Corporate Debt/Obligation, 0.25% to 4.89%, due 4/17/30 to 5/17/62	307,453,994	96,300,000
	0.42	(a)	12/31/21	01/03/22	90,000	90,000	90,003,150	Corporate Debt/Obligation, 2.50% to 5.88%, due 2/15/25 to 2/25/52	97,116,000	96,323,888
	0.10	(a)	12/31/21	01/07/22	249,000	249,000	249,004,842	U.S. Government Sponsored Agency Obligation, 0.00% to 6.49%, due 6/25/27 to 7/16/62	3,165,932,526	261,450,000
	0.37	(a)	12/31/21	01/07/22	581,000	581,000	581,041,800	Corporate Debt/Obligation, 2.87% to 13.88%, due 1/09/22 to 12/31/00	631,308,312	651,373,989
	0.42	(a)	12/31/21	01/07/22	400,000	400,000	400,032,667	Corporate Debt/Obligation, 0.10% to 7.50%, due 6/01/23 to 12/31/00	2,274,702,880	431,243,056
	0.53	(a)	12/31/21	03/31/22	205,000	205,000	205,271,625	Corporate Debt/Obligation, 0.00% to 8.36%, due 1/03/22 to 1/25/61	1,798,857,070	221,171,153

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

J.P. Morgan Securities LLC (continued)	0.48	%(a)	12/31/21	04/01/22	$175,000	$175,000	$175,212,333	Corporate Debt/Obligation, 0.00% to 9.00%, due 7/06/22 to 10/25/69	$1,499,640,790	$ 189,263,603
	0.35		12/31/21	01/07/22	400,000	400,000	400,027,222	Corporate Debt/Obligation, 0.00% to 8.13%, due 4/15/22 to 12/31/2500	4,417,804,812	431,659,793

Total J.P. Morgan Securities LLC						$2,687,000				$ 2,900,635,482

Mizuho Security USA, Inc.	0.22	(a)	12/31/21	01/03/22	24,000	24,000	24,000,440	Corporate Debt/Obligation, 4.00% to 5.00%, due 10/01/39 to 2/15/43	20,740,000	25,681,824
	0.52	(a)	12/31/21	02/04/22	67,000	67,000	67,033,872	Corporate Debt/Obligation, 4.00% to 5.00%, due 6/01/32 to 1/01/51	55,140,000	71,695,833
	0.62	(a)	12/31/21	04/01/22	40,000	40,000	40,062,689	Corporate Debt/Obligation, 4.00% to 5.00%, due 3/01/31 to 1/01/56	33,905,000	42,802,273

Total Mizuho Security USA, Inc.						$131,000				$ 140,179,930

TD Securities (USA) LLC	0.19		12/29/21	01/05/22	131,000	131,000	131,004,840	Corporate Debt/Obligation, 3.88% to 11.00%, due 11/15/22 to 8/15/29	142,399,000	152,138,899
	0.15	(a)	12/31/21	01/03/22	99,000	99,000	99,001,238	Corporate Debt/Obligation, 0.41% to 5.88%, due 4/20/23 to 1/11/36	119,929,186	106,123,353

Total TD Securities (USA) LLC						$230,000				$ 258,262,252

Wells Fargo Securities LLC	0.31		11/12/21	02/10/22	126,000	126,000	126,097,650	Corporate Debt/Obligation, 0.00%, due 1/03/22	132,511,527	132,300,001
	0.54		12/06/21	03/07/22	85,000	85,000	85,116,025	Corporate Debt/Obligation, 0.00% to 6.66%, due 6/10/26 to 11/25/59	113,434,480	97,750,000
	0.22		12/30/21	01/06/22	81,500	81,500	81,503,486	Corporate Debt/Obligation, 0.00%, due 1/03/22	85,709,371	85,575,001

Total Wells Fargo Securities LLC						292,500				315,625,002

						$26,669,000				$ 27,222,708,522

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Short-Term Securities
Certificates of Deposit	$—	$16,998,538,057	$—	$16,998,538,057
Commercial Paper	—	16,221,032,898	—	16,221,032,898
Corporate Bonds	—	875,643,584	—	875,643,584
Municipal Bonds	—	1,936,048,357	—	1,936,048,357
Repurchase Agreements	—	26,669,000,000	—	26,669,000,000

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	Money Market Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Time Deposits	$—	$3,853,400,000	$—	$3,853,400,000
U.S. Treasury Obligations	—	216,243,635	—	216,243,635

	$—	$66,769,906,531	$—	$66,769,906,531

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Short-Term Securities

U.S. Treasury Obligations — 31.6%
Cash Management Bills, 0.13%, 05/03/22(a)	$451,120	$450,933,833
U. S. Treasury Cash Management Bill(a) 0.06%, 03/22/22	20,640	20,637,484
0.07%, 04/05/22	25,040	25,035,359
0.09%, 04/12/22	128,656	128,623,514
U.S. Treasury Bills(a) 0.06%, 03/01/22	220,993	220,973,992
0.06%, 03/10/22	1,206,852	1,206,716,490
0.07%, 03/24/22	50,040	50,031,766
0.09%, 03/31/22	296,580	296,517,677
0.06%, 04/14/22	141,012	140,989,510
0.11%, 04/26/22	228,405	228,324,785
0.13%, 06/16/22	515,690	515,381,042
0.15%, 06/23/22	270,715	270,521,863
0.21%, 06/30/22	88,065	87,972,531
0.08%, 09/08/22	147,550	147,473,151
0.16%, 11/03/22	453,271	452,656,213
0.24%, 12/01/22	141,435	141,120,071
0.40%, 12/29/22	38,450	38,299,212
U.S. Treasury Notes
2.50%, 01/15/22	143,000	143,131,764
1.38%, 01/31/22	160,085	160,257,392
1.75%, 02/28/22	5,325	5,339,028
0.38%, 03/31/22	5,325	5,328,656
0.13%, 04/30/22	4,075	4,075,342
2.13%, 05/15/22	37,810	38,095,081
0.13%, 05/31/22	122,190	122,212,049
1.75%, 06/15/22	4,675	4,710,466
0.13%, 06/30/22	16,805	16,809,482
0.13%, 12/31/22	35,865	35,793,027

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued) 2.13%, 12/31/22	$22,665	$23,062,452
(3 mo.Treasury money market yield + 0.03%), 0.12%, 04/30/23(b)	177,030	177,039,512
(3 mo.Treasury money market yield + 0.03%), 0.11%, 07/31/23(b)	322,485	322,495,791
(3 mo.Treasury money market yield + 0.04%), 0.12%, 10/31/23(b)	150,000	149,999,999
(3 mo.Treasury money market yield + 0.05%), 0.13%, 01/31/23(b)	741,925	742,003,259
(3 mo.Treasury money market yield + 0.06%), 0.14%, 07/31/22(b)	380,082	380,078,926
(3 mo.Treasury money market yield + 0.06%), 0.14%, 10/31/22(b)	750,000	749,992,007
(3 mo.Treasury money market yield + 0.11%), 0.20%, 04/30/22(b)	264,835	264,833,191

Total Short-Term Securities — 31.6% (Cost: $7,767,465,917)		7,767,465,917

Total Repurchase Agreements — 71.1% (Cost: $17,447,000,417)		17,447,000,417

Total Investments — 102.7% (Cost: $25,214,466,334(c))		25,214,466,334

Liabilities in Excess of Other Assets — (2.7)%		(669,742,942)

Net Assets — 100.0%		$24,544,723,392

(a)	Rates are the current rate or a range of current rates as of period end.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Bank of Nova Scotia	0.05%	12/31/21	01/03/22	$5,000	$5,000	$ 5,000,021	U.S. Treasury Obligation, 0.13% to 1.38%, due 10/15/24 to 2/15/51	$ 4,555,400	$ 5,100,097
Barclays Bank PLC	0.05	12/31/21	01/03/22	250,000	250,000	250,001,042	U.S. Treasury Obligation, 0.00% to 3.13%, due 2/17/22 to 2/15/43	247,890,100	255,000,119
BNP Paribas S.A.	0.05	12/31/21	01/03/22	1,615,000	1,615,000	1,615,006,729	U.S. Treasury Obligation, 0.00% to 6.38%, due 10/31/22 to 11/15/51	1,468,803,231	1,647,300,009
Citigroup Global Markets, Inc.(a)	0.05	12/31/21	01/03/22	5,000	5,000	5,000,021	U.S. Treasury Obligation, 0.00%, due 5/12/22	5,102,100	5,100,034
	0.05	12/31/21	01/03/22	225,000	225,000	225,000,937	U.S. Treasury Obligation, 1.25% to 2.38%, due 2/15/50 to 5/15/51	220,191,792	229,500,068

Total Citigroup Global Markets, Inc.					$230,000				$ 234,600,102

Credit Agricole Corp.(a)	0.05	12/31/21	01/03/22	492,000	492,000	492,002,050	U.S. Treasury Obligation, 0.25% to 3.00%, due 12/31/23 to 1/31/28	503,999,224	501,840,062
Federal Reserve Bank of New York	0.05	12/31/21	01/03/22	12,790,000	12,790,000	12,790,053,292	U.S. Treasury Obligation, 0.63% to 1.75%, due 7/15/22 to 8/15/30	13,486,552,600	12,790,053,328

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	Treasury Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, at Value

Fixed Income Clearing Corporation - JPM	0.05%		12/31/21	01/03/22	$1,300,000	$1,300,000	$ 1,300,005,833	U.S. Treasury Obligation, 0.13%, due 12/31/26	$ 1,300,000,417	$ 1,326,000,425
HSBC Securities (USA), Inc.	0.05	(b)	12/31/21	01/03/22	225,000	225,000	225,000,937	U.S. Treasury Obligation, 0.00% to 2.88%, due 6/30/22 to 2/15/51	290,825,836	229,500,000
J.P. Morgan Securities LLC	0.05		12/31/21	01/03/22	50,000	50,000	50,000,208	U.S. Treasury Obligation, 0.00% to 1.88%, due 1/27/22 to 5/15/44	51,315,315	51,000,006
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.05		12/31/21	01/03/22	10,000	10,000	10,000,042	U.S. Treasury Obligation, 1.25%, due 6/30/28	10,306,700	10,200,026
Natixis SA	0.05		12/31/21	01/03/22	175,000	175,000	175,000,729	U.S. Treasury Obligation, 0.13% to 2.88%, due 1/31/22 to 5/15/29	173,779,500	178,500,104
	0.05	(b)	12/31/21	01/03/22	290,000	290,000	290,001,208	U.S. Treasury Obligation, 0.00% to 6.00%, due 4/21/22 to 5/15/51	295,760,000	295,800,044

Total Natixis SA						$465,000				$ 474,300,148

SG Americas Securities LLC	0.05		12/31/21	01/03/22	10,000	10,000	10,000,042	U.S. Treasury Obligation, 0.00% to 6.88%, due 1/27/22 to 11/15/50	8,664,877	10,200,000
TD Securities (USA) LLC	0.05		12/31/21	01/03/22	5,000	5,000	5,000,021	U.S. Treasury Obligation, 2.50%, due 3/31/23	4,946,300	5,100,074

						$17,447,000				$17,540,194,396

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Repurchase Agreements	$—	$17,447,000,417	$—	$17,447,000,417
U.S. Treasury Obligations	—	7,767,465,917	—	7,767,465,917

	$—	$25,214,466,334	$—	$25,214,466,334

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2021

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)	$40,100,906,531	$7,767,465,917
Cash	246,894,049	215,999
Repurchase agreements, at value(b)	26,669,000,000	17,447,000,417
Receivables:
Interest — unaffiliated	11,175,032	3,278,885

Total assets	67,027,975,612	25,217,961,218

LIABILITIES
Payables:
Investments purchased	1,351,000,000	671,907,825
Investment advisory fees	3,979,912	1,227,840
Trustees’ fees	84,084	41,954
Professional fees	251,834	60,207

Total liabilities	1,355,315,830	673,237,826

NET ASSETS	$65,672,659,782	$24,544,723,392

NET ASSETS CONSIST OF
Investors’ capital	$65,676,604,091	$24,544,723,392
Net unrealized appreciation (depreciation)	(3,944,309)	—

NET ASSETS	$65,672,659,782	$24,544,723,392

(a) Investments, at cost — unaffiliated	$40,104,850,840	$7,767,465,917
(b) Repurchase agreements, at cost	$26,669,000,000	$17,447,000,417

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended December 31, 2021

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$133,393,317	$13,712,085

Total investment income	133,393,317	13,712,085

EXPENSES
Investment advisory	66,542,177	21,827,335
Trustees	304,098	161,160
Professional	95,657	32,298
Miscellaneous	3,132	3,757

Total expenses	66,945,064	22,024,550
Less:
Fees waived and/or reimbursed by the Manager	(20,362,408)	(9,403,889)

Total expenses after fees waived and/or reimbursed	46,582,656	12,620,661

Net investment income	86,810,661	1,091,424

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	127,838	655,711
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(13,855,488)	—

Net realized and unrealized gain (loss)	(13,727,650)	655,711

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,083,011	$1,747,135

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$86,810,661	$444,102,384	$1,091,424	$58,335,961
Net realized gain	127,838	2,445,662	655,711	2,634,886
Net change in unrealized appreciation (depreciation)	(13,855,488)	(3,672,403)	—	—

Net increase in net assets resulting from operations	73,083,011	442,875,643	1,747,135	60,970,847

CAPITAL TRANSACTIONS
Proceeds from contributions	295,532,215,106	286,294,830,540	284,012,686,597	232,611,625,885
Value of withdrawals	(290,536,982,552)	(280,577,047,683)	(280,628,392,519)	(225,213,163,827)

Net increase in net assets derived from capital transactions	4,995,232,554	5,717,782,857	3,384,294,078	7,398,462,058

NET ASSETS
Total increase in net assets	5,068,315,565	6,160,658,500	3,386,041,213	7,459,432,905
Beginning of year	60,604,344,217	54,443,685,717	21,158,682,179	13,699,249,274

End of year	$65,672,659,782	$60,604,344,217	$24,544,723,392	$21,158,682,179

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Financial Highlights

	Money Market Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	0.11%	0.82%	2.45%	2.10%	1.23%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.13%	0.77%	2.38%	2.06%	1.25%

Supplemental Data
Net assets, end of year (000)	$65,672,660	$60,604,344	$54,443,686	$47,340,213	$56,134,571

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

	Treasury Money Market Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	0.03%	0.45%	2.17%	1.81%	0.84%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.06%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.01%	0.37%	2.12%	1.76%	0.87%

Supplemental Data
Net assets, end of year (000)	$24,544,723	$21,158,682	$13,699,249	$8,052,437	$9,348,334

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	35

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP: Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that such Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Money Market Master Portfolio for the benefit of the Money Market Master Portfolio’s remaining interest holders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Repurchase agreements are valued at amortized cost, which approximates market value.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third-party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. The Master Portfolios, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of each Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BAL is not entitled to compensation for providing administrative services to the Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

Effective February 26, 2021, with respect to Money Market Master Portfolio, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Master Portfolio for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manger.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through June 30, 2023. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Master Portfolio Name	Fees Waived and/or Reimbursed by the Manager
Money Market Master Portfolio	$19,962,653
Treasury Money Market Master Portfolio	6,548,201

The Manager and BAL have also voluntarily agreed to waive a portion of their respective management investments advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income, if applicable. The Manager and BAL may discontinue the waiver at any time. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to Treasury Money Market Master Portfolio, for the year ended December 31, 2021, the amount waived and/or reimbursed was $2,662,230.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to these independent expenses through June 30, 2023. These amounts waived are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Money Market Master Portfolio	$399,755
Treasury Money Market Master Portfolio	193,458

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolios may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolios may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Money Market Master Portfolio	$20,006,945	$564,788,759	$—

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

7.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolios and their investments. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.
Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third-party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

Market Risk: Each Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Master Portfolio to reinvest in lower yielding securities. Each Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from each Master Portfolio’s portfolio will decline if each Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The price the Money Market Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Money Market Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Money Market Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Money Market Master Portfolio, and the Money Market Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Money Market Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

Certain Master Portfolios invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolios may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolios is uncertain.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Money Market Master Portfolio and Treasury Money Market Master Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Money Market Master Portfolio and Treasury Money Market Master Portfolio (two of the series constituting Master Investment Portfolio, hereafter collectively referred to as the “Master Portfolios”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Master Portfolios as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on the Master Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	41

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Additional Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC each month on Form N-MFP. The Funds’/Master Portfolios’ reports on Form N-MFP are available on the SEC’s website at sec.gov. Additionally, each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities and information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 626-1960; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Fund and /or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Sub-Adviser	Legal Counsel
BlackRock International Limited(a)	Sidley Austin LLP
Edinburgh, EH3 8BL United Kingdom	New York, NY 10019

Accounting Agent and Custodian	Address of the Trust/MIP
State Street Bank and Trust Company	400 Howard Street
Boston, MA 02111	San Francisco, CA 94105

Transfer Agent
State Street Bank and Trust Company
North Quincy, MA 02171

(a)For Money Market Master Portfolio.

A D D I T I O N A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM-CR	AGM Insured Custodial Receipt

CR	Custodian Receipt

LIBOR	London Interbank Offered Rate

M/F	Multi-Family

RB	Revenue Bond

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Note

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds: Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 888-204-3956

MMF3-12/21-AR

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds III

•  BlackRock LifePath® Dynamic Retirement Fund

•  BlackRock LifePath® Dynamic 2025 Fund

•  BlackRock LifePath® Dynamic 2030 Fund

•  BlackRock LifePath® Dynamic 2035 Fund

•  BlackRock LifePath® Dynamic 2040 Fund

•  BlackRock LifePath® Dynamic 2045 Fund

•  BlackRock LifePath® Dynamic 2050 Fund

•  BlackRock LifePath® Dynamic 2055 Fund

•  BlackRock LifePath® Dynamic 2060 Fund

•  BlackRock LifePath® Dynamic 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Retirement Fund along with the BlackRock LifePath® Dynamic Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to as the “LifePath Dynamic Funds.”

For the 12-month period ended December 31, 2021, for the LifePath Dynamic Funds across the Retirement Fund and vintage of 2025, each Fund’s Class K Shares performed in line with its respective benchmark, while all other of each Fund’s shares classes underperformed.

For the LifePath Dynamic Funds with vintages of 2030 and 2040, each Fund’s Class K Shares outperformed, and Institutional Shares performed in line with its respective benchmark, while all other shares classes of each Fund underperformed its respective custom benchmark.

For the LifePath Dynamic Funds with vintages of 2035 and 2045, each Fund’s Class K Shares outperformed its respective custom benchmark, while all other of each Fund’s share classes underperformed.

For the LifePath Dynamic Funds with vintages of 2050, 2055, 2060 and 2065, all of each Fund’s share classes underperformed its respective custom benchmark.

The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

With regards to macro themes, positioning in equities was the largest contributor to returns for the period. An overall overweight to equities added significant value due to stocks’ strong performance in 2021. Within equities, overweights in Italy, Japan and Spain were key contributors.

Among the LifePath Dynamic Funds’ underlying actively managed strategies, the Diversified Equity Master Portfolio (a U.S.-focused equity strategy) and International Tilts Master Portfolio (an international developed markets equity strategy) were key contributors. Master Total Return Portfolio, a domestic fixed-income strategy, also contributed positively.

In terms of macro themes, currency positioning hurt performance. An overweight in the euro (paired against the U.S. dollar earlier in the period and against a developed market basket later in the year) was the most notable detractor. Positioning in fixed income further pressured returns in the aggregate, driven by a relative value underweight in U.S.10-year bonds versus other developed markets that was held early in the year.

With respect to underlying actively managed strategies, the BlackRock Advantage Emerging Markets Fund (an emerging markets equity strategy) was the most significant detractor. The Advantage CoreAlpha Master Bond Portfolio (a domestic fixed-income strategy) also weighed on returns.

During the period, the LifePath Dynamic Funds with vintages of 2050, 2055, 2060 and 2065 at times had elevated exposures to cash as collateral for their respective derivatives positions. These cash positions had no material impact to the performance of each of the LifePath Dynamic Funds with vintages of 2050, 2055, 2060 and 2065 for the period.

Describe recent portfolio activity.

The LifePath Dynamic Funds entered the period with an overweight in developed market equities, as well as an overweight in peripheral European stocks versus a basket of certain developed market peers. The LifePath Dynamic Funds were underweight in U.S. 10-year bond futures versus Australian, Canadian and German 10-year bond futures, and were underweight in the U.S. dollar against a basket of developed market currencies.

At the start of the year, the investment adviser expected that economic activity would accelerate as vaccination rates picked up and economies reopened. This view broadly played out during the first half of 2021, benefiting the overweight in stocks. The investment adviser reduced the extent of the overweight in March by removing an overweight in the Eurozone and trimming each portfolio’s allocations to the United Kingdom and Japan.

In April, the LifePath Dynamic Funds Fund moved to overweight positions in French and German equities versus the United States and Japan, driven by a positive view on Europe’s growth outlook. The LifePath Dynamic Funds increased the extent of its overweights in Spain and Italy, and added to the United Kingdom due to a similar pro-cyclical view. Given the rally in stocks, as well as the desire to reduce risk in advance of the June Federal Open Market Committee (“FOMC”) meeting, the investment adviser removed the French and German equity overweights late in the second quarter of 2021. However, the investment adviser retained the other positions as of the end of June 2021.

In fixed income, the LifePath Dynamic Funds entered 2021 with an underweight in U.S. 10-year bond futures versus Australian, Canadian and German 10-year bond futures. This stance reflected the investment adviser’s belief that U.S. fiscal stimulus was likely to outpace that of other developed-market nations. The investment adviser removed the position in Germany in early February on the view that the country’s yield curve would steepen and increased the portfolios’ overweights in Australian and Canadian 10-year bonds. The investment adviser closed this trade in April 2021, as a large amount of U.S. fiscal stimulus had been priced into the markets. In addition, the investment adviser saw the potential for the Bank of Canada to turn more hawkish.

The Fed’s tone changed at the June 2021 FOMC meeting. Believing this would pose a headwind to the LifePath Dynamic Funds’ underweight in the U.S. dollar, the investment adviser closed the underweight in the currency against the global basket. However, the LifePath Dynamic Funds maintained an underweight in the U.S. dollar versus the euro. The Fed’s more hawkish stance, together with more attractive prices brought about by a sizable flattening of the U.S. yield curve, also prompted the investment adviser to introduce an underweight in U.S. 30-year bond futures.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic Funds

In August 2021, in anticipation of Fed policy normalization in reaction to strong inflation and growth data, the investment adviser added to the underweight in U.S. bond futures. At this time, the five-year segment of the curve was targeted in response to the scope for upward pressure on short-term U.S. rates. The investment adviser also adjusted the LifePath Dynamic Funds’ currency positioning given the potential tighter monetary policy to act as a tailwind for the U.S. dollar. While the investment adviser maintained its conviction in the euro overweight, it changed the underweight side of the trade from the U.S. dollar to a basket consisting of the Australian dollar, Canadian dollar and yen. The investment adviser closed the underweight in U.S. five-year bond futures in November 2021 as pricing moved in line with its expectations.

Later in the period, investment adviser trimmed the size of the overweights in Italian and Spanish equities due to the prospect for reduced central bank support. However, the decline in equity markets late in 2021 was used as an opportunity to increase the LifePath Dynamic Funds’ overall equity weighting. The primary addition was to Japan, which tends to outperform during periods of rising real interest rates.

Describe portfolio positioning at period end.

The LifePath Dynamic Funds were overweight in Japanese, Italian, Spanish and U.K. equities and underweight in U.S. equities. The LifePath Dynamic Funds were overweight in the euro versus the Australian dollar, Canadian dollar and yen, and they were underweight in U.S. 30-year bond futures.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a predetermined “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that each LifePath Dynamic Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath Dynamic Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund, reallocations of each LifePath Dynamic Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath Dynamic Fund or achieve its investment objective.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	52.9%	9.1%	1.0%	0.3%	11.3%	21.2%	4.2%
01/01/13 to 12/31/13	52.9	9.1	3.7	0.1	10.1	19.7	4.4
01/01/14 to 12/31/14	52.6	9.0	3.8	0.2	10.2	19.9	4.3
01/01/15 to 12/31/15	51.1	8.8	3.8	0.5	11.0	21.0	3.8
01/01/16 to 12/31/16	51.1	8.8	3.7	0.5	11.3	20.9	3.7
01/01/17 to 12/31/17	51.2	8.8	3.7	0.5	11.3	20.3	4.2
01/01/18 to 12/31/18	51.2	8.8	N/A	0.5	13.7	21.8	4.0
01/01/19 to 12/31/19	52.0	8.0	N/A	2.3	12.3	22.1	3.3
01/01/20 to 12/31/20	52.0	8.0	N/A	2.2	12.9	21.6	3.3
01/01/21 to 12/31/21	52.0	8.0	N/A	2.2	13.3	20.9	3.6

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

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Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic Retirement Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	6.88%	N/A	8.68%	N/A	6.70%	N/A
Investor A	6.61	1.01%	8.40	7.24%	6.44	5.87%
Investor C	5.83	4.90	7.54	7.54	5.76	5.76
Class K	7.11	N/A	8.91	N/A	6.98	N/A
Class R	6.41	N/A	8.18	N/A	6.20	N/A

LifePath Dynamic Retirement Fund Custom Benchmark	7.06	N/A	8.13	N/A	6.61	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Fixed-Income Funds	57%
Equity Funds	42
Money Market Funds	4
Liabilities in Excess of Other Assets	(3)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	23%
Advantage CoreAlpha Bond Master Portfolio	18
iShares Core U.S. Aggregate Bond ETF	16
Master Total Return Portfolio	13
iShares TIPS Bond ETF	8
International Tilts Master Portfolio	5
BlackRock Tactical Opportunities Fund, Class K	5
BlackRock Advantage Emerging Markets Fund, Class K	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares Developed Real Estate Index Fund, Class K	2

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	31.9%	5.0%	1.0%	4.7%	18.2%	35.9%	3.3%
01/01/13 to 12/31/13	33.7	5.2	3.8	4.3	17.1	32.6	3.3
01/01/14 to 12/31/14	34.3	5.3	3.8	4.5	17.3	31.5	3.3
01/01/15 to 12/31/15	31.0	5.0	3.8	5.3	18.8	33.1	3.0
01/01/16 to 12/31/16	32.4	5.2	3.8	5.2	18.5	32.0	2.9
01/01/17 to 12/31/17	34.9	5.7	3.8	4.7	18.0	29.8	3.1
01/01/18 to 12/31/18	36.5	5.9	N/A	4.5	19.3	30.7	3.1
01/01/19 to 12/31/19	38.1	7.1	N/A	2.5	19.5	29.8	3.0
01/01/20 to 12/31/20	40.9	7.3	N/A	2.4	18.5	28.0	2.9
01/01/21 to 12/31/21	43.3	7.5	N/A	2.2	17.6	26.2	3.2

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2025 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	8.82%	N/A	10.06%	N/A	8.36%	N/A
Investor A	8.56	2.86%	9.81	8.63%	8.10	7.51%
Investor C	7.70	6.72	8.95	8.95	7.42	7.42
Class K	9.05	N/A	10.32	N/A	8.57	N/A
Class R	8.30	N/A	9.59	N/A	7.85	N/A

LifePath Dynamic 2025 Fund Custom Benchmark	9.04	N/A	9.56	N/A	8.34	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2025. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	51%
Fixed-Income Funds	45
Money Market Funds	8
Liabilities in Excess of Other Assets	(4)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	28%
Advantage CoreAlpha Bond Master Portfolio	14
iShares Core U.S. Aggregate Bond ETF	12
Master Total Return Portfolio	10
International Tilts Master Portfolio	8
iShares TIPS Bond ETF	7
BlackRock Tactical Opportunities Fund, Class K	5
BlackRock Advantage Emerging Markets Fund, Class K	5
BlackRock Cash Funds: Institutional, SL Agency Shares	5
BlackRock Cash Funds: Treasury, SL Agency Shares	4

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	25.8%	3.8%	1.0%	6.0%	20.2%	40.2%	3.0%
01/01/13 to 12/31/13	27.6	4.0	3.9	5.7	19.3	36.6	2.9
01/01/14 to 12/31/14	27.5	4.0	3.9	6.1	19.8	35.8	2.9
01/01/15 to 12/31/15	21.8	3.4	3.9	7.7	22.2	38.5	2.5
01/01/16 to 12/31/16	24.5	3.6	3.9	7.6	21.9	36.0	2.5
01/01/17 to 12/31/17	25.9	4.0	3.9	7.4	21.4	35.0	2.4
01/01/18 to 12/31/18	27.1	4.2	N/A	7.5	22.5	36.2	2.5
01/01/19 to 12/31/19	27.0	6.0	N/A	3.1	25.2	36.0	2.7
01/01/20 to 12/31/20	29.9	6.2	N/A	3.0	23.9	34.5	2.5
01/01/21 to 12/31/21	32.1	6.5	N/A	2.9	22.9	33.1	2.5

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” for descriptions of the indexes.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2030 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	11.46%	N/A	11.33%	N/A	9.30%	N/A
Investor A	11.13	5.30%	11.06	9.87%	9.02	8.43%
Investor C	10.29	9.34	10.18	10.18	8.34	8.34
Class K	11.70	N/A	11.58	N/A	9.59	N/A
Class R	10.93	N/A	10.83	N/A	8.78	N/A

LifePath Dynamic 2030 Fund Custom Benchmark	11.49	N/A	10.74	N/A	9.25	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2030. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	63%
Fixed-Income Funds	35
Money Market Funds	8
Liabilities in Excess of Other Assets	(6)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	35%
Advantage CoreAlpha Bond Master Portfolio	11
International Tilts Master Portfolio	10
iShares Core U.S. Aggregate Bond ETF	9
Master Total Return Portfolio	8
iShares TIPS Bond ETF	6
BlackRock Advantage Emerging Markets Fund, Class K	6
BlackRock Cash Funds: Institutional, SL Agency Shares	6
BlackRock Tactical Opportunities Fund, Class K	5
iShares MSCI EAFE Small-Cap ETF	4

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	20.3%	2.6%	1.0%	7.2%	21.1%	45.1%	2.7%
01/01/13 to 12/31/13	22.1	2.9	3.9	6.9	21.3	40.3	2.6
01/01/14 to 12/31/14	21.4	2.8	3.9	7.6	22.2	39.6	2.5
01/01/15 to 12/31/15	13.2	1.9	3.9	9.8	25.4	43.6	2.2
01/01/16 to 12/31/16	14.7	2.2	3.9	9.9	25.1	42.1	2.1
01/01/17 to 12/31/17	17.1	2.5	4.0	10.0	24.6	40.1	1.7
01/01/18 to 12/31/18	18.4	2.7	N/A	10.3	25.5	41.3	1.8
01/01/19 to 12/31/19	17.1	4.6	N/A	3.7	30.4	41.8	2.4
01/01/20 to 12/31/20	19.7	4.9	N/A	3.6	29.1	40.6	2.1
01/01/21 to 12/31/21	21.8	5.2	N/A	3.5	28.0	39.6	1.9

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2035 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	13.76%	N/A	12.36%	N/A	10.08%	N/A
Investor A	13.46	7.51%	12.09	10.88%	9.81	9.22%
Investor C	12.56	11.56	11.21	11.21	9.13	9.13
Class K	13.96	N/A	12.60	N/A	10.42	N/A
Class R	13.19	N/A	11.87	N/A	9.57	N/A

LifePath Dynamic 2035 Fund Custom Benchmark	13.85	N/A	11.87	N/A	10.10	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2035. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	73%
Fixed-Income Funds	23
Money Market Funds	6
Liabilities in Excess of Other Assets	(2)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	40%
International Tilts Master Portfolio	12
BlackRock Advantage Emerging Markets Fund, Class K	8
Advantage CoreAlpha Bond Master Portfolio	6
iShares Core U.S. Aggregate Bond ETF	6
iShares TIPS Bond ETF	5
BlackRock Tactical Opportunities Fund, Class K	5
iShares MSCI EAFE Small-Cap ETF	5
Master Total Return Portfolio	5
BlackRock Cash Funds: Treasury, SL Agency Shares	4

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	15.3%	1.6%	1.0%	8.2%	23.7%	47.7%	2.5%
01/01/13 to 12/31/13	17.3	1.7	3.9	8.1	23.1	43.6	2.3
01/01/14 to 12/31/14	16.1	1.6	3.9	9.0	24.2	42.9	2.3
01/01/15 to 12/31/15	5.7	0.7	4.1	12.1	28.1	47.3	2.0
01/01/16 to 12/31/16	8.4	0.9	4.1	12.1	28.0	44.0	2.5
01/01/17 to 12/31/17	9.2	1.2	4.1	12.3	27.6	44.4	1.2
01/01/18 to 12/31/18	10.3	1.4	N/A	12.8	28.2	46.0	1.3
01/01/19 to 12/31/19	8.4	3.0	N/A	4.2	35.2	47.0	2.2
01/01/20 to 12/31/20	10.8	3.2	N/A	4.1	33.9	46.2	1.8
01/01/21 to 12/31/21	12.6	3.6	N/A	4.0	32.7	45.7	1.4

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2040 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	16.04%	N/A	13.31%	N/A	10.80%	N/A
Investor A	15.84	9.76%	13.04	11.83%	10.53	9.93%
Investor C	14.97	14.01	12.15	12.15	9.85	9.85
Class K	16.38	N/A	13.56	N/A	11.10	N/A
Class R	15.55	N/A	12.79	N/A	10.28	N/A

LifePath Dynamic 2040 Fund Custom Benchmark	16.00	N/A	12.86	N/A	10.85	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2040. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	83%
Fixed-Income Funds	13
Money Market Funds	4
Liabilities in Excess of Other Assets	(—	)(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	45%
International Tilts Master Portfolio	14
BlackRock Advantage Emerging Markets Fund, Class K	9
iShares MSCI EAFE Small-Cap ETF	5
BlackRock Tactical Opportunities Fund, Class K	5
iShares Developed Real Estate Index Fund, Class K	4
Advantage CoreAlpha Bond Master Portfolio	4
iShares TIPS Bond ETF	4
iShares Core U.S. Aggregate Bond ETF	3
BlackRock Cash Funds: Treasury, SL Agency Shares	3

(a)	Rounds to more than (1)% of net assets.

F U N D S U M M A R Y	15

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	11.2%	N/A	1.0%	9.2%	25.3%	51.0%	2.3%
01/01/13 to 12/31/13	13.5	N/A	3.9	9.1	24.8	46.7	2.0
01/01/14 to 12/31/14	12.5	N/A	3.9	10.1	25.9	45.6	2.0
01/01/15 to 12/31/15	1.8	0.2%	4.2	13.4	29.6	48.8	2.0
01/01/16 to 12/31/16	2.3	0.2	4.3	13.6	29.8	48.0	1.8
01/01/17 to 12/31/17	3.4	0.3	4.3	14.4	29.9	46.7	1.0
01/01/18 to 12/31/18	4.0	0.4	N/A	15.0	30.6	48.9	1.1
01/01/19 to 12/31/19	3.0	1.4	N/A	4.6	38.5	50.5	2.0
01/01/20 to 12/31/20	4.3	1.6	N/A	4.5	37.6	50.5	1.5
01/01/21 to 12/31/21	5.3	1.9	N/A	4.5	36.6	50.6	1.1

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2045 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	17.61%	N/A	13.79%	N/A	11.27%	N/A
Investor A	17.33	11.17%	13.51	12.29%	10.99	10.39%
Investor C	16.40	15.40	12.64	12.64	10.31	10.31
Class K	17.93	N/A	14.05	N/A	11.57	N/A
Class R	17.10	N/A	13.28	N/A	10.75	N/A

LifePath Dynamic 2045 Fund Custom Benchmark	17.72	N/A	13.59	N/A	11.45	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2045. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	91%
Money Market Funds	10
Fixed-Income Funds	6
Liabilities in Excess of Other Assets	(7)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	51%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund, Class K	10
BlackRock Cash Funds: Institutional, SL Agency Shares	7
iShares MSCI EAFE Small-Cap ETF	6
BlackRock Tactical Opportunities Fund, Class K	5
iShares Developed Real Estate Index Fund, Class K	4
BlackRock Cash Funds: Treasury, SL Agency Shares	3
iShares TIPS Bond ETF	2
Advantage CoreAlpha Bond Master Portfolio	1

F U N D S U M M A R Y	17

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	5.9%	N/A	1.0%	10.2%	26.8%	54.0%	2.1%
01/01/13 to 12/31/13	8.2	N/A	4.0	10.1	26.3	49.6	1.8
01/01/14 to 12/31/14	8.2	N/A	3.9	11.0	27.3	47.8	1.8
01/01/15 to 12/31/15	1.0	N/A	4.2	13.7	29.9	49.2	2.0
01/01/16 to 12/31/16	1.0	N/A	4.4	14.1	30.3	48.4	1.8
01/01/17 to 12/31/17	1.0	N/A	4.3	15.3	30.9	47.5	1.0
01/01/18 to 12/31/18	1.2	N/A	N/A	16.0	31.7	50.1	1.0
01/01/19 to 12/31/19	1.0	0.4%	N/A	4.8	39.9	52.0	1.9
01/01/20 to 12/31/20	1.3	0.5	N/A	4.7	39.5	52.7	1.3
01/01/21 to 12/31/21	1.6	0.6	N/A	4.7	38.8	53.3	1.0

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2050 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	18.15%	N/A	14.08%	N/A	11.60%	N/A
Investor A	17.88	11.69%	13.79	12.57%	11.33	10.73%
Investor C	17.00	16.00	12.89	12.89	10.64	10.64
Class K	18.45	N/A	14.32	N/A	11.91	N/A
Class R	17.65	N/A	13.55	N/A	11.09	N/A

LifePath Dynamic 2050 Fund Custom Benchmark	18.62	N/A	13.95	N/A	11.84	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2050. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	92%
Money Market Funds	6
Fixed-Income Funds	2
Other Assets Less Liabilities	—	(a)

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	55%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund, Class K	11
iShares MSCI EAFE Small-Cap ETF	6
BlackRock Cash Funds: Treasury, SL Agency Shares	6
iShares Developed Real Estate Index Fund, Class K	5
iShares Core U.S. Aggregate Bond ETF	1
iShares TIPS Bond ETF	1
Advantage CoreAlpha Bond Master Portfolio	—	(a)
Master Total Return Portfolio	—	(a)

(a)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	19

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg U.S. Aggregate Bond Index(a)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(b)	Bloomberg Commodity Index(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

01/01/12 to 12/31/12	1.3%	N/A	1.0%	11.3%	28.6%	54.5%	3.3%
01/01/13 to 12/31/13	3.1	N/A	4.1	11.5	27.8	51.7	1.8
01/01/14 to 12/31/14	4.0	N/A	4.0	12.2	28.6	49.4	1.8
01/01/15 to 12/31/15	1.0	N/A	4.2	13.7	29.9	49.2	2.0
01/01/16 to 12/31/16	1.0	N/A	4.4	14.1	30.4	48.3	1.8
01/01/17 to 12/31/17	1.0	N/A	4.3	15.3	30.9	47.5	1.0
01/01/18 to 12/31/18	1.0	N/A	N/A	16.1	31.8	50.1	1.0
01/01/19 to 12/31/19	0.8	0.2%	N/A	4.8	40.2	52.0	2.0
01/01/20 to 12/31/20	0.8	0.2	N/A	4.8	39.9	52.9	1.4
01/01/21 to 12/31/21	0.9	0.2	N/A	4.8	39.3	53.8	1.0

(a)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(b)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

(c)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.
See “About Fund Performance” for descriptions of the indexes.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2055 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	18.43%	N/A	14.19%	N/A	11.82%	N/A
Investor A	18.13	11.93%	13.90	12.67%	11.53	10.93%
Investor C	17.19	16.19	13.00	13.00	10.84	10.84
Class K	18.72	N/A	14.43	N/A	12.14	N/A
Class R	17.83	N/A	13.64	N/A	11.27	N/A

LifePath Dynamic 2055 Fund Custom Benchmark	18.80	N/A	14.00	N/A	12.05	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	2.90	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.34	N/A	3.09	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.81	N/A	8.64	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	9.83	N/A	7.57	N/A
Russell 1000® Index	26.45	N/A	18.43	N/A	16.54	N/A
Russell 2000® Index	14.82	N/A	12.02	N/A	13.23	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors expecting to retire or begin withdrawing assets around the year 2055. Effective November 7, 2016, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	89%
Money Market Funds	16
Fixed-Income Funds	1
Liabilities in Excess of Other Assets	(6)

(a)	Rounds to less than 1% of net assets.

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	53%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund, Class K	11
BlackRock Cash Funds: Treasury, SL Agency Shares	9
BlackRock Cash Funds: Institutional, SL Agency Shares	6
iShares MSCI EAFE Small-Cap ETF	6
iShares Developed Real Estate Index Fund, Class K	5
iShares Core U.S. Aggregate Bond ETF	—	(a)
Advantage CoreAlpha Bond Master Portfolio	—	(a)
iShares TIPS Bond ETF	—	(a)

F U N D S U M M A R Y	21

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on May 31, 2017.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index(b)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(c)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

05/31/17 to 12/31/17	1.0%	N/A	4.3%	15.3%	30.9%	47.5%	1.0%
01/01/18 to 12/31/18	1.0	N/A	N/A	16.1	31.8	50.1	1.0
01/01/19 to 12/31/19	1.0	0.1%	N/A	4.8	40.1	52.0	2.0
01/01/20 to 12/31/20	0.9	0.1	N/A	4.8	39.9	52.9	1.4
01/01/21 to 12/31/21	0.9	0.1	N/A	4.8	39.3	53.9	1.0

(a)	The LifePath Dynamic Fund commenced operations on May 31, 2017.
(b)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(c)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

See “About Fund Performance” for descriptions of the indexes.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2060 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		Since Inception(c)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	18.14%	N/A	12.88%	N/A
Investor A	17.87	11.69%	12.60	11.29%
Investor C	16.98	15.98	11.71	11.71
Class K	18.43	N/A	13.13	N/A
Class R	17.63	N/A	12.38	N/A

LifePath Dynamic 2060 Fund Custom Benchmark	18.79	N/A	13.28	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.37	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	5.42	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	7.61	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	7.66	N/A
Russell 1000® Index	26.45	N/A	18.14	N/A
Russell 2000® Index	14.82	N/A	12.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(c)	The LifePath Dynamic Fund commenced operations on May 31, 2017.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	94%
Money Market Funds	5
Fixed-Income Funds	1
Liabilities in Excess of Other Assets	(—	)(a)

(a)	Rounds to more than (1)% of net assets.
(b)	Rounds to less than 1% of net assets.

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	55%
International Tilts Master Portfolio	14
BlackRock Advantage Emerging Markets Fund, Class K	11
iShares MSCI EAFE Small-Cap ETF	6
iShares Developed Real Estate Index Fund, Class K	5
BlackRock Cash Funds: Treasury, SL Agency Shares	5
iShares MSCI Canada ETF	2
iShares Russell 2000 ETF	1
iShares Core U.S. Aggregate Bond ETF	1
Advantage CoreAlpha Bond Master Portfolio	—	(b)

F U N D S U M M A R Y	23

Fund Summary as of December 31, 2021	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The LifePath Dynamic Fund commenced operations on October 30, 2019.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.
(b)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg U.S. Aggregate Bond Index(b)	Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)(c)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex USA IMI Index	Russell 1000® Index	Russell 2000® Index

10/30/19 to 12/31/19	1.0%	0.0%	4.8%	40.2%	52.0%	2.0%
01/01/20 to 12/31/20	1.0	0.0	4.8	39.9	52.9	1.4
01/01/21 to 12/31/21	1.1	0.0	4.8	39.3	53.8	1.0

(a)	The LifePath Dynamic Fund commenced operations on October 30, 2019.
(b)	Prior to August 24, 2021, the Bloomberg U.S. Aggregate Bond Index was known as the Bloomberg Barclays U.S. Aggregate Bond Index.
(c)

Prior to August 24, 2021, the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) was known as the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

See “About Fund Performance” for descriptions of the indexes.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	BlackRock LifePath® Dynamic 2065 Fund

Performance

	Average Annual Total Returns(a)(b)

	1 Year		Since Inception(c)

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	18.43%	N/A	17.60%	N/A
Investor A	18.13	11.93%	17.31	14.43%
Investor C	17.30	16.30	16.44	16.44
Class K	18.72	N/A	17.88	N/A
Class R	17.86	N/A	17.06	N/A

LifePath Dynamic 2065 Fund Custom Benchmark	18.79	N/A	18.56	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	2.85	N/A
Bloomberg U.S. TIPS Index (Series-L)	5.96	N/A	8.30	N/A
FTSE EPRA Nareit Developed Index	26.09	N/A	6.28	N/A
MSCI ACWI ex USA IMI Index	8.53	N/A	11.78	N/A
Russell 1000® Index	26.45	N/A	25.22	N/A
Russell 2000® Index	14.82	N/A	19.30	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Dynamic Fund commenced operations on October 30, 2019.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO ALLOCATION

Asset Type	Percent of Net Assets

Equity Funds	98%
Money Market Funds	7
Fixed-Income Funds	2
Liabilities in Excess of Other Assets	(7)

(a)	Rounds to less than 1% of net assets.

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Diversified Equity Master Portfolio	56%
International Tilts Master Portfolio	15
BlackRock Advantage Emerging Markets Fund, Class K	12
BlackRock Cash Funds: Treasury, SL Agency Shares	7
iShares MSCI EAFE Small-Cap ETF	6
iShares Developed Real Estate Index Fund, Class K	5
iShares MSCI Canada ETF	3
iShares Core U.S. Aggregate Bond ETF	1
iShares Russell 2000 ETF	1
Advantage CoreAlpha Bond Master Portfolio	—	(a)

F U N D S U M M A R Y	25

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the LifePath Dynamic Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Funds’ Manager and Administrator respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s voluntary waivers, if any, the Manager and Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to each LifePath Dynamic Fund’s contractual waivers, if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of December 31, 2021, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 93% of the U.S. market. The Russell 2000® Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from commencement of operations if less than 6 months)

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Expenses (continued)

and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period (b)	Annualized Expense Ratio

LifePath Dynamic Retirement Fund
Institutional	$ 1,000.00	$ 1,020.30	$ 2.70	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Investor A	1,000.00	1,018.70	3.97	1,000.00	1,021.27	3.97	0.78
Investor C	1,000.00	1,015.00	7.82	1,000.00	1,017.44	7.83	1.54
Class K	1,000.00	1,020.90	1.48	1,000.00	1,023.74	1.48	0.29
Class R	1,000.00	1,017.20	4.98	1,000.00	1,020.27	4.99	0.98
LifePath Dynamic 2025 Fund
Institutional	1,000.00	1,023.90	2.75	1,000.00	1,022.48	2.75	0.54
Investor A	1,000.00	1,022.80	4.03	1,000.00	1,021.22	4.02	0.79
Investor C	1,000.00	1,018.50	7.84	1,000.00	1,017.44	7.83	1.54
Class K	1,000.00	1,024.90	1.48	1,000.00	1,023.74	1.48	0.29
Class R	1,000.00	1,021.80	5.05	1,000.00	1,020.21	5.04	0.99
LifePath Dynamic 2030 Fund
Institutional	1,000.00	1,030.90	2.66	1,000.00	1,022.58	2.65	0.52
Investor A	1,000.00	1,029.20	3.99	1,000.00	1,021.27	3.97	0.78
Investor C	1,000.00	1,025.60	7.76	1,000.00	1,017.54	7.73	1.52
Class K	1,000.00	1,032.40	1.43	1,000.00	1,023.79	1.43	0.28
Class R	1,000.00	1,028.40	5.01	1,000.00	1,020.27	4.99	0.98
LifePath Dynamic 2035 Fund
Institutional	1,000.00	1,036.60	2.62	1,000.00	1,022.63	2.60	0.51
Investor A	1,000.00	1,035.50	3.90	1,000.00	1,021.37	3.87	0.76
Investor C	1,000.00	1,030.90	7.73	1,000.00	1,017.59	7.68	1.51
Class K	1,000.00	1,037.50	1.34	1,000.00	1,023.89	1.33	0.26
Class R	1,000.00	1,034.40	4.92	1,000.00	1,020.37	4.89	0.96
LifePath Dynamic 2040 Fund
Institutional	1,000.00	1,042.00	2.57	1,000.00	1,022.68	2.55	0.50
Investor A	1,000.00	1,041.20	3.86	1,000.00	1,021.42	3.82	0.75
Investor C	1,000.00	1,037.10	7.70	1,000.00	1,017.64	7.63	1.50
Class K	1,000.00	1,043.40	1.34	1,000.00	1,023.89	1.33	0.26
Class R	1,000.00	1,039.90	4.88	1,000.00	1,020.42	4.84	0.95
LifePath Dynamic 2045 Fund
Institutional	1,000.00	1,045.60	2.53	1,000.00	1,022.74	2.50	0.49
Investor A	1,000.00	1,044.00	3.81	1,000.00	1,021.48	3.77	0.74
Investor C	1,000.00	1,040.00	7.66	1,000.00	1,017.69	7.58	1.49
Class K	1,000.00	1,046.90	1.29	1,000.00	1,023.95	1.28	0.25
Class R	1,000.00	1,043.10	4.84	1,000.00	1,020.47	4.79	0.94
LifePath Dynamic 2050 Fund
Institutional	1,000.00	1,046.60	2.68	1,000.00	1,022.58	2.65	0.52
Investor A	1,000.00	1,045.40	3.97	1,000.00	1,021.32	3.92	0.77
Investor C	1,000.00	1,041.30	7.82	1,000.00	1,017.54	7.73	1.52
Class K	1,000.00	1,048.00	1.39	1,000.00	1,023.84	1.38	0.27
Class R	1,000.00	1,044.60	5.00	1,000.00	1,020.32	4.94	0.97
LifePath Dynamic 2055 Fund
Institutional	1,000.00	1,047.50	2.68	1,000.00	1,022.58	2.65	0.52
Investor A	1,000.00	1,046.10	3.97	1,000.00	1,021.32	3.92	0.77
Investor C	1,000.00	1,042.30	7.82	1,000.00	1,017.54	7.73	1.52
Class K	1,000.00	1,048.50	1.39	1,000.00	1,023.84	1.38	0.27
Class R	1,000.00	1,045.10	5.00	1,000.00	1,020.32	4.94	0.97
LifePath Dynamic 2060 Fund
Institutional	1,000.00	1,046.40	2.58	1,000.00	1,022.68	2.55	0.50
Investor A	1,000.00	1,045.80	3.87	1,000.00	1,021.42	3.82	0.75
Investor C	1,000.00	1,041.10	7.72	1,000.00	1,017.64	7.63	1.50
Class K	1,000.00	1,048.70	1.29	1,000.00	1,023.95	1.28	0.25
Class R	1,000.00	1,044.60	4.90	1,000.00	1,020.42	4.84	0.95
LifePath Dynamic 2065 Fund
Institutional	1,000.00	1,047.90	2.58	1,000.00	1,022.68	2.55	0.50
Investor A	1,000.00	1,046.40	3.87	1,000.00	1,021.42	3.82	0.75

D I S C L O S U R E O F E X P E N S E S	27

Disclosure of Expenses (continued)

	Actual			Hypothetical (a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period (b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Investor C	$ 1,000.00	$ 1,042.80	$ 7.72	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class K	1,000.00	1,049.20	1.29	1,000.00	1,023.95	1.28	0.25
Class R	1,000.00	1,045.10	4.90	1,000.00	1,020.42	4.84	0.95

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	29

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 42.1%
BlackRock Advantage Emerging Markets Fund, Class K	995,477	$11,776,496
BlackRock Tactical Opportunities Fund, Class K	1,143,115	16,072,201
Diversified Equity Master Portfolio	$69,392,534	69,392,534
International Tilts Master Portfolio	$16,178,960	16,178,960
iShares Developed Real Estate Index Fund, Class K	598,564	7,152,836
iShares MSCI EAFE Small-Cap ETF(b)	89,072	6,510,272

		127,083,299

Fixed-Income Funds — 56.6%
Advantage CoreAlpha Bond Master Portfolio	$55,070,280	55,070,280
iShares Core U.S. Aggregate Bond ETF	412,062	47,008,033
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	39,978	5,297,885
iShares TIPS Bond ETF(b)	186,282	24,067,634
Master Total Return Portfolio	$39,411,367	39,411,367

		170,855,199

Security	Shares	Value

Money Market Funds — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	7,811,194	$ 7,813,537
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	4,135,736	4,135,736

		11,949,273

Total Investments — 102.7% (Cost: $215,443,945)		309,887,771

Liabilities in Excess of Other Assets — (2.7)%		(8,116,260)

Net Assets — 100.0%		$ 301,771,511

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$60,643,448	$—		$(3,271,814	)(a)(b)	$966,606	$(3,267,960)	$55,070,280	$55,070,280	$1,192,149		$—
BlackRock Advantage Emerging Markets Fund, Class K	13,468,789	729,797		(1,870,041)		371,842	(923,891)	11,776,496	995,477	165,623		—
BlackRock Cash Funds: Institutional, SL Agency Shares	10,334,909	—		(2,517,263	)(a)	(4,109)	—	7,813,537	7,811,194	39,779	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,179,214	2,956,522	(a)	—		—	—	4,135,736	4,135,736	467		—
BlackRock Tactical Opportunities Fund, Class K	16,802,575	—		(830,272)		(14,845)	114,743	16,072,201	1,143,115	—		—
Diversified Equity Master Portfolio	71,669,041	—		(18,721,429	)(a)(b)	21,980,092	(5,535,170)	69,392,534	$69,392,534	671,147		—
International Tilts Master Portfolio	17,413,189	—		(2,961,366	)(a)(b)	2,055,711	(328,574)	16,178,960	$16,178,960	317,464		—
iShares Core U.S. Aggregate Bond ETF	52,544,201	1,828,630		(5,576,656)		(146,985)	(1,641,157)	47,008,033	412,062	870,718		—
iShares Developed Real Estate Index Fund, Class K	7,662,142	326,662		(2,282,364)		(71,322)	1,517,718	7,152,836	598,564	315,542		11,120
iShares iBoxx $Investment Grade Corporate Bond ETF	5,416,768	144,930		(46,606)		604	(217,811)	5,297,885	39,978	120,881		—
iShares MSCI EAFE Small-Cap ETF	7,405,928	—		(1,382,323)		342,781	143,886	6,510,272	89,072	199,909		—
iShares TIPS Bond ETF	26,547,626	1,452,537		(4,240,625)		267,880	40,216	24,067,634	186,282	1,082,200		—
Master Total Return Portfolio	44,153,198	—		(3,849,142	)(a)(b)	328,328	(1,221,017)	39,411,367	$39,411,367	733,824		—

						$26,076,583	$(11,319,017)	$309,887,771		$5,709,703		$11,120

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	14	01/21/22	$1,378	$50,152
TOPIX Index	53	03/10/22	9,191	45,767
S&P/TSE 60 Index	16	03/17/22	3,240	55,194
FTSE 100 Index	33	03/18/22	3,275	75,314
FTSE/MIB Index	9	03/18/22	1,391	32,899
MSCI EAFE Index	35	03/18/22	4,063	56,848
Russell 2000 E-Mini Index	96	03/18/22	10,765	162,898
10-Year U.S. Treasury Note	61	03/22/22	7,950	60,023

				539,095

Short Contracts
S&P 500 E-Mini Index	13	03/18/22	3,093	(36,045)
S&P 500 Micro E-Mini Index	255	03/18/22	6,067	(54,732)
Ultra U.S. Treasury Bond	28	03/22/22	5,491	(86,476)

				(177,253)

				$361,842

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	3,504,169	USD	2,736,066	Bank of America N.A.	03/16/22	$33,730
EUR	405,000	USD	457,014	Deutsche Bank AG	03/16/22	4,756
EUR	8,891,905	USD	10,094,357	Deutsche Bank AG	03/16/22	43,944
USD	3,428,559	JPY	386,159,796	Morgan Stanley & Co. International PLC	03/16/22	69,608

						152,038

USD	1,462,118	AUD	2,054,356	Morgan Stanley & Co. International PLC	03/16/22	(32,787)
USD	1,486,155	CAD	1,903,368	Bank of America N.A.	03/16/22	(18,321)
USD	501,773	EUR	442,000	Bank of America N.A.	03/16/22	(2,183)

						(53,291)

						$98,747

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$479,072	$—	$60,023	$—	$539,095
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	152,038	—	—	152,038

	$—	$—	$479,072	$152,038	$60,023	$—	$691,133

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$90,777	$—	$86,476	$—	$177,253
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	53,291	—	—	53,291

	$—	$—	$90,777	$53,291	$86,476	$—	$230,544

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,665,103	$—	$(359,968)	$—	$3,305,135
Forward foreign currency exchange contracts	—	—	—	(767,732)	—	—	(767,732)

	$—	$—	$3,665,103	$(767,732)	$(359,968)	$—	$2,537,403

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(57,874)	$—	$(117,262)	$—	$(175,136)
Forward foreign currency exchange contracts	—	—	—	(138,959)	—	—	(138,959)

	$—	$—	$(57,874)	$(138,959)	$(117,262)	$—	$(314,095)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,966,664
Average notional value of contracts — short	$21,043,943
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,739,668
Average amounts sold — in USD	$19,893,143

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$33,301	$94,513
Forward foreign currency exchange contracts	152,038	53,291

Total derivative assets and liabilities in the Statements of Assets and Liabilities	185,339	147,804

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(33,301)	(94,513)

Total derivative assets and liabilities subject to an MNA	$152,038	$53,291

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$33,730	$(20,504)	$—	$—	$13,226
Deutsche Bank AG	48,700	—	—	—	48,700
Morgan Stanley & Co. International PLC	69,608	(32,787)	—	—	36,821

	$152,038	$(53,291)	$—	$—	$98,747

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Bank of America N.A.	$20,504	$(20,504)	$—	$—	$—
Morgan Stanley & Co. International PLC	32,787	(32,787)	—	—	—

	$53,291	$(53,291)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$41,511,805	$—	$—	$41,511,805
Fixed-Income Funds	76,373,552	—	—	76,373,552
Money Market Funds	11,949,273	—	—	11,949,273

	$129,834,630	$—	$—	129,834,630

Investments Valued at NAV(a)				180,053,141

				$309,887,771

Derivative Financial Instruments(b)
Assets
Equity Contracts	$274,940	$204,132	$—	$479,072

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic Retirement Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Assets (continued)
Foreign Currency Exchange Contracts	$—	$152,038	$—	$152,038
Interest Rate Contracts	60,023	—	—	60,023
Liabilities
Equity Contracts	(90,777)	—	—	(90,777)
Foreign Currency Exchange Contracts	—	(53,291)	—	(53,291)
Interest Rate Contracts	(86,476)	—	—	(86,476)

	$157,710	$302,879	$—	$460,589

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 51.0%
BlackRock Advantage Emerging Markets Fund, Class K	504,036	$5,962,749
BlackRock Tactical Opportunities Fund, Class K	424,574	5,969,512
Diversified Equity Master Portfolio	$33,067,999	33,067,999
International Tilts Master Portfolio	$9,029,397	9,029,397
iShares Developed Real Estate Index Fund, Class K	227,941	2,723,889
iShares MSCI EAFE Small-Cap ETF(b)	47,862	3,498,234

		60,251,780

Fixed-Income Funds — 44.9%
Advantage CoreAlpha Bond Master Portfolio	$16,890,299	16,890,298
iShares Core U.S. Aggregate Bond ETF(b)	126,828	14,468,538
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	10,259	1,359,523
iShares TIPS Bond ETF(b)	67,059	8,664,023
Master Total Return Portfolio	$11,677,402	11,677,402

		53,059,784

Security	Shares	Value

Money Market Funds — 8.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	5,470,929	$5,472,571
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	4,272,517	4,272,517

		9,745,088

Total Investments — 104.1% (Cost: $111,395,675)		123,056,652

Liabilities in Excess of Other Assets — (4.1)%		(4,833,084)

Net Assets — 100.0%		$118,223,568

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$14,328,474	$3,159,358	(a)(b)	$—		$(16,179)	$(581,355)	$16,890,298	$16,890,298	$329,198		$—
BlackRock Advantage Emerging Markets Fund, Class K	5,603,740	977,798		(278,281)		(16,040)	(324,468)	5,962,749	504,036	82,393		—
BlackRock Cash Funds: Institutional, SL Agency Shares	3,373,808	2,101,053	(a)	—		(2,290)	—	5,472,571	5,470,929	13,454	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,042,706	2,229,811	(a)	—		—	—	4,272,517	4,272,517	404		—
BlackRock Tactical Opportunities Fund, Class K	5,176,584	748,048		—		—	44,880	5,969,512	424,574	—		—
Diversified Equity Master Portfolio	27,839,641	—		(2,041,643	)(a)(b)	7,809,173	(539,172)	33,067,999	$33,067,999	301,468		—
International Tilts Master Portfolio	7,644,872	530,314	(a)(b)	—		842,203	12,008	9,029,397	$9,029,397	157,345		—
iShares Core U.S. Aggregate Bond ETF	12,277,341	3,073,142		(436,252)		(14,251)	(431,442)	14,468,538	126,828	245,246		—
iShares Developed Real Estate Index Fund, Class K	2,339,931	359,291		(483,826)		5,973	502,520	2,723,889	227,941	115,389		4,235
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,083,077	313,040		—		—	(36,594)	1,359,523	10,259	29,947		—
iShares MSCI EAFE Small-Cap ETF	3,271,368	—		—		—	226,866	3,498,234	47,862	103,528		—
iShares TIPS Bond ETF	7,430,889	2,236,567		(1,120,403)		1,282	115,688	8,664,023	67,059	374,588		—
Master Total Return Portfolio	10,291,413	1,614,166	(a)(b)	—		98,079	(326,256)	11,677,402	$11,677,402	214,314		—

						$8,707,950	$(1,337,325)	$123,056,652		$1,967,274		$4,235

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	5	01/21/22	$492	$15,672
TOPIX Index	20	03/10/22	3,468	14,337
S&P/TSE 60 Index	8	03/17/22	1,620	27,597
FTSE 100 Index	12	03/18/22	1,191	27,382
FTSE/MIB Index	3	03/18/22	464	11,564
MSCI EAFE Index	6	03/18/22	697	9,745
Russell 2000 E-Mini Index	32	03/18/22	3,588	54,299
10-Year U.S. Treasury Note	47	03/22/22	6,125	46,247

				206,843

Short Contracts
S&P 500 E-Mini Index	5	03/18/22	1,190	(14,188)
S&P 500 Micro E-Mini Index	107	03/18/22	2,546	(15,921)
Ultra U.S. Treasury Bond	11	03/22/22	2,157	(30,286)

				(60,395)

				$146,448

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	1,744,518	USD	1,362,125	Bank of America N.A.	03/16/22	$16,792
CAD	886,000	USD	690,941	Morgan Stanley & Co. International PLC	03/16/22	9,379
EUR	3,422,419	USD	3,885,162	Morgan Stanley & Co. International PLC	03/16/22	16,984
USD	16,692	JPY	1,880,000	Morgan Stanley & Co. International PLC	03/16/22	340
USD	1,275,668	JPY	143,672,618	Morgan Stanley & Co. International PLC	03/16/22	25,955

						69,450

CAD	159,000	USD	125,782	Bank of America N.A.	03/16/22	(104)
USD	539,689	AUD	758,389	Bank of America N.A.	03/16/22	(12,173)
USD	1,276,465	CAD	1,634,810	Bank of America N.A.	03/16/22	(15,736)
USD	188,449	EUR	166,000	Bank of America N.A.	03/16/22	(820)

						(28,833)

						$40,617

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$160,596	$—	$46,247	$—	$206,843
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	69,450	—	—	69,450

	$—	$—	$160,596	$69,450	$46,247	$—	$276,293

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$30,109	$—	$30,286	$—	$60,395
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	28,833	—	—	28,833

	$—	$—	$30,109	$28,833	$30,286	$—	$89,228

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,176,444	$—	$(212,521)	$—	$963,923
Forward foreign currency exchange contracts	—	—	—	(292,271)	—	—	(292,271)

	$—	$—	$1,176,444	$(292,271)	$(212,521)	$—	$671,652

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$11,829	$—	$(10,862)	$—	$967
Forward foreign currency exchange contracts	—	—	—	(27,801)	—	—	(27,801)

	$—	$—	$11,829	$(27,801)	$(10,862)	$—	$(26,834)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,611,793
Average notional value of contracts — short	$6,796,280
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,827,580
Average amounts sold — in USD	$7,487,543

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$12,371	$38,060
Forward foreign currency exchange contracts	69,450	28,833

Total derivative assets and liabilities in the Statements of Assets and Liabilities	81,821	66,893

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(12,371)	(38,060)

Total derivative assets and liabilities subject to an MNA	$69,450	$28,833

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$16,792	$(16,792)	$—	$—	$—
Morgan Stanley & Co. International PLC	52,658	—	—	—	52,658

	$69,450	$(16,792)	$—	$—	$52,658

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$28,833	$(16,792)		$—	$—	$12,041

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$18,154,384	$—	$—	$18,154,384
Fixed-Income Funds	24,492,084	—	—	24,492,084
Money Market Funds	9,745,088	—	—	9,745,088

	$52,391,556	$—	$—	52,391,556

Investments Valued at NAV(a)				70,665,096

				$123,056,652

Derivative Financial Instruments(b)
Assets
Equity Contracts	$91,641	$68,955	$—	$160,596
Foreign Currency Exchange Contracts	—	69,450	—	69,450
Interest Rate Contracts	46,247	—	—	46,247
Liabilities
Equity Contracts	(30,109)	—	—	(30,109)

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2025 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities (continued)
Foreign Currency Exchange Contracts	$—	$(28,833)	$—	$(28,833)
Interest Rate Contracts	(30,286)	—	—	(30,286)

	$77,493	$109,572	$—	$187,065

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 63.4%
BlackRock Advantage Emerging Markets Fund, Class K	1,807,265	$21,379,944
BlackRock Tactical Opportunities Fund, Class K	1,262,376	17,749,006
Diversified Equity Master Portfolio	$116,363,571	116,363,571
International Tilts Master Portfolio	$34,138,077	34,138,077
iShares Developed Real Estate Index Fund, Class K	846,418	10,114,689
iShares MSCI EAFE Small-Cap ETF(b)	186,594	13,638,155

		213,383,442

Fixed-Income Funds — 34.5%
Advantage CoreAlpha Bond Master Portfolio	$35,607,173	35,607,173
iShares Core U.S. Aggregate Bond ETF	265,863	30,329,651
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	24,056	3,187,901
iShares TIPS Bond ETF(b)	169,054	21,841,777
Master Total Return Portfolio	$25,389,129	25,389,129

		116,355,631

Security	Shares	Value

Money Market Funds — 7.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	19,316,514	$19,322,309
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	6,201,970	6,201,970

		25,524,279

Total Investments — 105.5% (Cost: $311,777,081)		355,263,352
Liabilities in Excess of Other Assets — (5.5)%		(18,524,152)

Net Assets — 100.0%		$336,739,200

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$34,145,665	$2,817,299	(a)(b)	$—		$209,022	$(1,564,813)	$35,607,173	$35,607,173	$723,379		$—
BlackRock Advantage Emerging Markets Fund, Class K	23,215,542	3,125,613		(3,815,641)		197,308	(1,342,878)	21,379,944	1,807,265	311,348		—
BlackRock Cash Funds: Institutional, SL Agency Shares	7,590,826	11,736,934	(a)	—		(5,134)	(317)	19,322,309	19,316,514	32,040	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	247,923	5,954,047	(a)	—		—	—	6,201,970	6,201,970	582		—
BlackRock Tactical Opportunities Fund, Class K	16,300,117	1,340,054		—		—	108,835	17,749,006	1,262,376	—		—
Diversified Equity Master Portfolio	112,360,816	—		(23,587,095	)(a)(b)	32,901,965	(5,312,115)	116,363,571	$116,363,571	1,128,908		—
International Tilts Master Portfolio	31,897,005	—		(1,180,567	)(a)(b)	3,734,622	(312,983)	34,138,077	$34,138,077	626,179		—
iShares Core U.S. Aggregate Bond ETF	28,914,002	3,271,492		(836,918)		(17,546)	(1,001,379)	30,329,651	265,863	534,618		—
iShares Developed Real Estate Index Fund, Class K	9,892,302	452,659		(2,214,262)		(21,558)	2,005,548	10,114,689	846,418	436,937		15,725
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,927,942	371,450		—		—	(111,491)	3,187,901	24,056	71,533		—
iShares MSCI EAFE Small-Cap ETF	13,683,328	—		(954,749)		79,874	829,702	13,638,155	186,594	403,611		—
iShares TIPS Bond ETF	20,260,353	4,090,107		(2,803,445)		10,865	283,897	21,841,777	169,054	953,916		—
Master Total Return Portfolio	23,719,845	2,176,592	(a)(b)	—		210,807	(718,115)	25,389,129	$25,389,129	450,493		—

						$37,300,225	$(7,136,109)	$355,263,352		$5,673,544		$15,725

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	16	01/21/22	$1,575	$57,171
TOPIX Index	59	03/10/22	10,232	49,921
S&P/TSE 60 Index	29	03/17/22	5,873	100,038
FTSE 100 Index	36	03/18/22	3,572	82,156
FTSE/MIB Index	10	03/18/22	1,546	36,526
MSCI EAFE Index	13	03/18/22	1,509	21,115
Russell 2000 E-Mini Index	75	03/18/22	8,411	127,454
10-Year U.S. Treasury Note	104	03/22/22	13,554	102,335

				576,716

Short Contracts
S&P 500 E-Mini Index	14	03/18/22	3,331	(38,381)
S&P 500 Micro E-Mini Index	210	03/18/22	4,996	(43,065)
Ultra U.S. Treasury Bond	30	03/22/22	5,883	(92,653)

				(174,099)

				$402,617

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	7,103,116	USD	5,546,135	Bank of America N.A.	03/16/22	$68,373
EUR	441,000	USD	497,634	Bank of America N.A.	03/16/22	5,182
EUR	9,865,115	USD	11,198,984	Morgan Stanley & Co. International PLC	03/16/22	48,944
USD	3,689,075	JPY	415,501,872	Morgan Stanley & Co. International PLC	03/16/22	74,897

						197,396

USD	3,635,784	AUD	5,108,984	Bank of America N.A.	03/16/22	(81,901)
USD	3,691,876	CAD	4,728,306	Bank of America N.A.	03/16/22	(45,514)
USD	548,317	EUR	483,000	Bank of America N.A.	03/16/22	(2,386)

						(129,801)

						$67,595

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$474,381	$—	$102,335	$—	$576,716
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	197,396	—	—	197,396

	$—	$—	$474,381	$197,396	$102,335	$—	$774,112

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$81,446	$—	$92,653	$—	$174,099
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	129,801	—	—	129,801

	$—	$—	$81,446	$129,801	$92,653	$—	$303,900

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,589,107	$—	$(407,978)	$—	$3,181,129
Forward foreign currency exchange contracts	—	—	—	(752,714)	—	—	(752,714)

	$—	$—	$3,589,107	$(752,714)	$(407,978)	$—	$2,428,415

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$51,077	$—	$(80,311)	$—	$(29,234)
Forward foreign currency exchange contracts	—	—	—	(177,708)	—	—	(177,708)

	$—	$—	$51,077	$(177,708)	$(80,311)	$—	$(206,942)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$50,007,801
Average notional value of contracts — short	$21,760,436
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,262,980
Average amounts sold — in USD	$23,216,860

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$30,897	$108,991
Forward foreign currency exchange contracts	197,396	129,801

Total derivative assets and liabilities in the Statements of Assets and Liabilities	228,293	238,792

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(30,897)	(108,991)

Total derivative assets and liabilities subject to an MNA	$197,396	$129,801

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$73,555	$(73,555)	$—	$—	$—
Morgan Stanley & Co. International PLC	123,841	—	—	—	123,841

	$197,396	$(73,555)	$—	$—	$123,841

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$129,801	$(73,555)	$—	$—	$56,246

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$62,881,794	$—	$—	$62,881,794
Fixed-Income Funds	55,359,329	—	—	55,359,329
Money Market Funds	25,524,279	—	—	25,524,279

	$143,765,402	$—	$—	143,765,402

Investments Valued at NAV(a)				211,497,950

				$355,263,352

Derivative Financial Instruments(b)
Assets
Equity Contracts	$248,607	$225,774	$—	$474,381
Foreign Currency Exchange Contracts	—	197,396	—	197,396
Interest Rate Contracts	102,335	—	—	102,335
Liabilities
Equity Contracts	(81,446)	—	—	(81,446)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2030 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities (continued)
Foreign Currency Exchange Contracts	$—	$(129,801)	$—	$(129,801)
Interest Rate Contracts	(92,653)	—	—	(92,653)

	$176,843	$293,369	$—	$470,212

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 73.0%
BlackRock Advantage Emerging Markets Fund, Class K	942,379	$11,148,347
BlackRock Tactical Opportunities Fund, Class K	495,088	6,960,939
Diversified Equity Master Portfolio	$57,118,326	57,118,326
International Tilts Master Portfolio	$16,570,955	16,570,955
iShares Developed Real Estate Index Fund, Class K	423,237	5,057,687
iShares MSCI EAFE Small-Cap ETF(b)	90,015	6,579,196

		103,435,450

Fixed-Income Funds — 22.6%
Advantage CoreAlpha Bond Master Portfolio	$9,268,834	9,268,834
iShares Core U.S. Aggregate Bond ETF	68,925	7,862,964
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	6,913	916,111
iShares TIPS Bond ETF	58,371	7,541,533
Master Total Return Portfolio	$6,463,902	6,463,902

		32,053,344

Security	Shares	Value

Money Market Funds — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	2,729,656	$2,730,475
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	6,179,482	6,179,482

		8,909,957

Total Investments — 101.9% (Cost: $126,163,449)		144,398,751

Liabilities in Excess of Other Assets — (1.9)%		(2,719,451)

Net Assets — 100.0%		$141,679,300

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$7,527,166	$2,066,102	(a)(b)	$—		$(58,280)	$(266,154)	$9,268,834	$9,268,834	$179,576		$—
BlackRock Advantage Emerging Markets Fund, Class K	9,818,402	2,508,956		(482,620)		(11,207)	(685,184)	11,148,347	942,379	153,226		—
BlackRock Cash Funds: Institutional, SL Agency Shares	—	2,731,385	(a)	—		(910)	—	2,730,475	2,729,656	10,953	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,618,846	4,560,636	(a)	—		—	—	6,179,482	6,179,482	340		—
BlackRock Tactical Opportunities Fund, Class K	5,803,574	1,108,673		—		—	48,692	6,960,939	495,088	—		—
Diversified Equity Master Portfolio	46,138,534	—		(1,213,714	)(a)(b)	12,034,211	159,295	57,118,326	$57,118,326	509,491		—
International Tilts Master Portfolio	13,566,273	1,476,508	(a)(b)	—		1,389,149	139,025	16,570,955	$16,570,955	282,067		—
iShares Core U.S. Aggregate Bond ETF	6,556,117	1,547,487		—		—	(240,640)	7,862,964	68,925	130,561		—
iShares Developed Real Estate Index Fund, Class K	4,006,799	342,313		(178,408)		3,900	883,083	5,057,687	423,237	205,490		7,863
iShares iBoxx $ Investment Grade Corporate Bond ETF	774,357	169,842		—		—	(28,088)	916,111	6,913	20,258		—
iShares MSCI EAFE Small-Cap ETF	5,050,792	1,164,695		—		—	363,709	6,579,196	90,015	188,957		—
iShares TIPS Bond ETF	5,682,723	2,119,937		(360,503)		1,394	97,982	7,541,533	58,371	299,251		—
Master Total Return Portfolio	5,543,138	1,040,599	(a)(b)	—		53,949	(173,784)	6,463,902	$6,463,902	116,751		—

						$13,412,206	$297,936	$144,398,751		$2,096,921		$7,863

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	6	01/21/22	$590	$21,439
TOPIX Index	25	03/10/22	4,335	21,707
S&P/TSE 60 Index	15	03/17/22	3,038	53,841
FTSE 100 Index	15	03/18/22	1,489	34,235
FTSE/MIB Index	4	03/18/22	618	14,593
MSCI EAFE Index	19	03/18/22	2,206	33,938
Russell 2000 E-Mini Index	23	03/18/22	2,579	39,082
10-Year U.S. Treasury Note	37	03/22/22	4,822	36,408

				255,243

Short Contracts
S&P 500 E-Mini Index	6	03/18/22	1,428	(16,603)
S&P 500 Micro E-Mini Index	35	03/18/22	833	(226)
Ultra U.S. Treasury Bond	13	03/22/22	2,549	(36,463)

				(53,292)

				$201,951

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	229,000	USD	179,120	Bank of America N.A.	03/16/22	$1,889
CAD	3,407,099	USD	2,660,273	Bank of America N.A.	03/16/22	32,796
EUR	115,000	USD	130,312	Bank of America N.A.	03/16/22	807
EUR	4,010,042	USD	4,552,237	Morgan Stanley & Co. International PLC	03/16/22	19,901
USD	119,962	JPY	13,779,000	Bank of America N.A.	03/16/22	108
USD	1,487,334	JPY	167,511,533	Morgan Stanley & Co. International PLC	03/16/22	30,261

						85,762

USD	1,465,962	AUD	2,059,962	Bank of America N.A.	03/16/22	(33,023)
USD	1,488,489	CAD	1,906,357	Bank of America N.A.	03/16/22	(18,350)
USD	214,559	EUR	189,000	Bank of America N.A.	03/16/22	(934)

						(52,307)

						$33,455

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$218,835	$—	$36,408	$—	$255,243
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	85,762	—	—	85,762

	$—	$—	$218,835	$85,762	$36,408	$—	$341,005

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$16,829	$—	$36,463	$—	$53,292
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	52,307	—	—	52,307

	$—	$—	$16,829	$52,307	$36,463	$—	$105,599

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,632,319	$—	$(178,869)	$—	$1,453,450
Forward foreign currency exchange contracts	—	—	—	(333,906)	—	—	(333,906)

	$—	$—	$1,632,319	$(333,906)	$(178,869)	$—	$1,119,544

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$77,447	$—	$(28,541)	$—	$48,906
Forward foreign currency exchange contracts	—	—	—	(51,733)	—	—	(51,733)

	$—	$—	$77,447	$(51,733)	$(28,541)	$—	$(2,827)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$20,315,658
Average notional value of contracts — short	$7,463,919
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,716,471
Average amounts sold — in USD	$9,329,055

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$10,416	$45,630
Forward foreign currency exchange contracts	85,762	52,307

Total derivative assets and liabilities in the Statements of Assets and Liabilities	96,178	97,937

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,416)	(45,630)

Total derivative assets and liabilities subject to an MNA	$85,762	$52,307

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$35,600	$(35,600)	$—	$—	$—
Morgan Stanley & Co. International PLC	50,162	—	—	—	50,162

	$85,762	$(35,600)	$—	$—	$50,162

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$52,307	$(35,600)		$—	$—	$16,707

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$29,746,169	$—	$—	$29,746,169
Fixed-Income Funds	16,320,608	—	—	16,320,608
Money Market Funds	8,909,957	—	—	8,909,957

	$54,976,734	$—	$—	54,976,734

Investments Valued at NAV(a)				89,422,017

				$144,398,751

Derivative Financial Instruments(b)
Assets
Equity Contracts	$126,861	$91,974	$—	$218,835
Foreign Currency Exchange Contracts	—	85,762	—	85,762
Interest Rate Contracts	36,408	—	—	36,408
Liabilities
Equity Contracts	(16,829)	—	—	(16,829)

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2035 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities (continued)
Foreign Currency Exchange Contracts	$—	$(52,307)	$—	$(52,307)
Interest Rate Contracts	(36,463)	—	—	(36,463)

	$109,977	$125,429	$—	$235,406

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 83.0%
BlackRock Advantage Emerging Markets Fund, Class K	2,305,297	$27,271,662
BlackRock Tactical Opportunities Fund, Class K	1,054,568	14,827,225
Diversified Equity Master Portfolio	$137,197,917	137,197,917
International Tilts Master Portfolio	$41,922,691	41,922,691
iShares Developed Real Estate Index Fund, Class K	1,046,918	12,510,663
iShares MSCI EAFE Small-Cap ETF(b)	222,764	16,281,821

		250,011,979

Fixed-Income Funds — 13.5%
Advantage CoreAlpha Bond Master Portfolio	$11,010,625	11,010,625
iShares Core U.S. Aggregate Bond ETF	79,653	9,086,814
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	11,267	1,493,103
iShares TIPS Bond ETF	83,478	10,785,358
Master Total Return Portfolio	$8,151,206	8,151,206

		40,527,106

Security	Shares	Value

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	2,807,640	$ 2,808,483
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	8,643,640	8,643,640

		11,452,123

Total Investments — 100.3% (Cost: $237,094,124)		301,991,208

Liabilities in Excess of Other Assets — (0.3)%		(914,993)

Net Assets — 100.0%		$ 301,076,215

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$10,280,183	$1,131,948	(a)(b)	$—		$45,709	$(447,215)	$11,010,625	$11,010,625	$223,637		$—
BlackRock Advantage Emerging Markets Fund, Class K	24,589,996	8,116,250		(3,813,826)		(69,037)	(1,551,721)	27,271,662	2,305,297	389,285		—
BlackRock Cash Funds: Institutional, SL Agency Shares	12,820,646	—		(10,009,279	)(a)	(2,884)	—	2,808,483	2,807,640	15,507	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,641,951	7,001,689	(a)	—		—	—	8,643,640	8,643,640	420		—
BlackRock Tactical Opportunities Fund, Class K	13,928,644	782,960		—		—	115,621	14,827,225	1,054,568	—		—
Diversified Equity Master Portfolio	130,367,106	—		(25,211,122	)(a)(b)	37,398,149	(5,356,216)	137,197,917	$137,197,917	1,311,092		—
International Tilts Master Portfolio	38,908,496	—		(1,206,190	)(a)(b)	4,290,791	(70,406)	41,922,691	$41,922,691	763,367		—
iShares Core U.S. Aggregate Bond ETF	8,931,027	1,215,744		(750,805)		(24,651)	(284,501)	9,086,814	79,653	161,983		—
iShares Developed Real Estate Index Fund, Class K	11,718,788	556,035		(2,139,595)		(30,591)	2,406,026	12,510,663	1,046,918	536,058		19,976
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,348,701	194,582		—		—	(50,180)	1,493,103	11,267	33,508		—
iShares MSCI EAFE Small-Cap ETF	16,014,952	—		(895,256)		106,131	1,055,994	16,281,821	222,764	490,037		—
iShares TIPS Bond ETF	9,391,211	2,397,793		(1,147,678)		435	143,597	10,785,358	83,478	459,566		—
Master Total Return Portfolio	7,318,766	989,857	(a)(b)	—		69,435	(226,852)	8,151,206	$8,151,206	143,153		—

						$41,783,487	$(4,265,853)	$301,991,208		$4,527,613		$19,976

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	14	01/21/22	$1,378	$50,025
TOPIX Index	52	03/10/22	9,018	46,046
S&P/TSE 60 Index	36	03/17/22	7,291	124,280
FTSE 100 Index	32	03/18/22	3,176	73,028
FTSE/MIB Index	9	03/18/22	1,391	32,899
MSCI EAFE Index	40	03/18/22	4,644	64,969
Russell 2000 E-Mini Index	32	03/18/22	3,588	54,299
S&P 500 E-Mini Index	11	03/18/22	2,617	30,723
10-Year U.S. Treasury Note	67	03/22/22	8,732	65,927

				542,196

Short Contracts
S&P 500 Micro E-Mini Index	195	03/18/22	4,640	(69,674)
Ultra U.S. Treasury Bond	28	03/22/22	5,491	(82,427)

				(152,101)

				$390,095

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	9,065,946	USD	7,078,718	Bank of America N.A.	03/16/22	$87,267
EUR	8,702,014	USD	9,878,787	Deutsche Bank AG	03/16/22	43,006
USD	3,453,594	JPY	388,979,565	Morgan Stanley & Co. International PLC	03/16/22	70,116

						200,389

USD	3,168,224	AUD	4,451,909	Bank of America N.A.	03/16/22	(71,323)
USD	342,696	CAD	439,000	Bank of America N.A.	03/16/22	(4,303)
USD	3,216,877	CAD	4,119,960	Bank of America N.A.	03/16/22	(39,658)
USD	474,527	EUR	418,000	Bank of America N.A.	03/16/22	(2,065)

						(117,349)

						$83,040

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$476,269	$—	$65,927	$—	$542,196
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	200,389	—	—	200,389

	$—	$—	$476,269	$200,389	$65,927	$—	$742,585

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$69,674	$—	$82,427	$—	$152,101
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	117,349	—	—	117,349

	$—	$—	$69,674	$117,349	$82,427	$—	$269,450

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,138,698	$—	$(145,656)	$—	$3,993,042
Forward foreign currency exchange contracts	—	—	—	(684,040)	—	—	(684,040)

	$—	$—	$4,138,698	$(684,040)	$(145,656)	$—	$3,309,002

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$116,110	$—	$(17,090)	$—	$99,020
Forward foreign currency exchange contracts	—	—	—	(135,181)	—	—	(135,181)

	$—	$—	$116,110	$(135,181)	$(17,090)	$—	$(36,161)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$36,570,771
Average notional value of contracts — short	$11,785,971
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,297,955
Average amounts sold — in USD	$21,733,580

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$22,543	$104,785
Forward foreign currency exchange contracts	200,389	117,349

Total derivative assets and liabilities in the Statements of Assets and Liabilities	222,932	222,134

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(22,543)	(104,785)

Total derivative assets and liabilities subject to an MNA	$200,389	$117,349

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A	$87,267	$(87,267)		$—	$—	$—
Deutsche Bank AG	43,006	—		—	—	43,006
Morgan Stanley & Co. International PLC	70,116	—		—	—	70,116

	$200,389	$(87,267)		$—	$—	$113,122

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$117,349	$(87,267)		$—	$—	$30,082

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$70,891,371	$—	$—	$70,891,371
Fixed-Income Funds	21,365,275	—	—	21,365,275
Money Market Funds	11,452,123	—	—	11,452,123

	$103,708,769	$—	$—	103,708,769

Investments Valued at NAV(a)				198,282,439

				$301,991,208

Derivative Financial Instruments(b)
Assets
Equity Contracts	$274,271	$201,998	$—	$476,269
Foreign Currency Exchange Contracts	—	200,389	—	200,389
Interest Rate Contracts	65,927	—	—	65,927

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2040 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Equity Contracts	$(69,674)	$—	$—	$(69,674)
Foreign Currency Exchange Contracts	—	(117,349)	—	(117,349)
Interest Rate Contracts	(82,427)	—	—	(82,427)

	$188,097	$285,038	$—	$473,135

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 91.3%
BlackRock Advantage Emerging Markets Fund, Class K	1,031,949	$12,207,963
BlackRock Tactical Opportunities Fund, Class K	394,145	5,541,674
Diversified Equity Master Portfolio	$60,217,695	60,217,695
International Tilts Master Portfolio	$17,360,706	17,360,706
iShares Developed Real Estate Index Fund, Class K	454,127	5,426,822
iShares MSCI EAFE Small-Cap ETF(b)	92,136	6,734,220

		107,489,080

Fixed-Income Funds — 5.3%
Advantage CoreAlpha Bond Master Portfolio	$1,551,682	1,551,682
iShares Core U.S. Aggregate Bond ETF	9,972	1,137,606
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	2,347	311,024
iShares TIPS Bond ETF(b)	17,010	2,197,692
Master Total Return Portfolio	$1,053,452	1,053,452

		6,251,456

Security	Shares	Value

Money Market Funds — 10.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	8,370,571	$8,373,082
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	3,338,716	3,338,716

		11,711,798

Total Investments — 106.6% (Cost: $108,340,097)		125,452,334

Liabilities in Excess of Other Assets — (6.6)%		(7,720,571)

Net Assets — 100.0%		$117,731,763

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$1,216,067	$385,448	(a)(b)	$—	$(13,174)	$(36,659)	$1,551,682	$1,551,682	$30,026		$—
BlackRock Advantage Emerging Markets Fund, Class K	9,546,725	3,737,004		(288,215)	8,770	(796,321)	12,207,963	1,031,949	165,105		—
BlackRock Cash Funds: Institutional, SL Agency Shares	—	8,373,980	(a)	—	(301)	(597)	8,373,082	8,370,571	6,358	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,012,127	2,326,589	(a)	—	—	—	3,338,716	3,338,716	237		—
BlackRock Tactical Opportunities Fund, Class K	4,369,482	1,128,636		—	—	43,556	5,541,674	394,145	—		—
Diversified Equity Master Portfolio	43,785,735	4,254,298	(a)(b)	—	11,027,636	1,150,026	60,217,695	$60,217,695	512,857		—
International Tilts Master Portfolio	13,166,933	2,664,566	(a)(b)	—	1,291,557	237,650	17,360,706	$17,360,706	284,211		—
iShares Core U.S. Aggregate Bond ETF	1,021,280	151,692		—	—	(35,366)	1,137,606	9,972	19,640		—
iShares Developed Real Estate Index Fund, Class K	3,914,605	615,222		—	—	896,995	5,426,822	454,127	211,077		8,437
iShares iBoxx $Investment Grade Corporate Bond ETF	250,706	69,131		—	—	(8,813)	311,024	2,347	6,824		—
iShares MSCI EAFE Small-Cap ETF	4,570,974	1,794,124		—	—	369,122	6,734,220	92,136	192,035		—
iShares TIPS Bond ETF	1,401,342	765,620		—	—	30,730	2,197,692	17,010	87,062		—
Master Total Return Portfolio	839,121	231,974	(a)(b)	—	9,015	(26,658)	1,053,452	$1,053,452	19,094		—

					$12,323,503	$1,823,665	$125,452,334		$1,534,526		$8,437

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
IBEX 35 Index	5	01/21/22	$492	$15,566
TOPIX Index	20	03/10/22	3,468	15,467
S&P/TSE 60 Index	16	03/17/22	3,240	55,194
FTSE 100 Index	12	03/18/22	1,191	27,385
FTSE/MIB Index	3	03/18/22	464	10,966
MSCI EAFE Index	32	03/18/22	3,715	51,975
Russell 2000 E-Mini Index	11	03/18/22	1,234	18,665
10-Year U.S. Treasury Note	18	03/22/22	2,346	17,712

				212,930

Short Contracts
S&P 500 E-Mini Index	5	03/18/22	1,190	(13,766)
S&P 500 Micro E-Mini Index	12	03/18/22	286	19
Ultra U.S. Treasury Bond	11	03/22/22	2,157	(30,286)

				(44,033)

				$168,897

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	3,853,994	USD	3,009,211	Bank of America N.A.	03/16/22	$37,098
EUR	141,000	USD	159,798	Bank of America N.A.	03/16/22	966
EUR	3,348,263	USD	3,800,979	Morgan Stanley & Co. International PLC	03/16/22	16,616
USD	1,288,200	JPY	145,083,938	Morgan Stanley & Co. International PLC	03/16/22	26,210

						80,890

USD	1,270,988	AUD	1,785,532	Morgan Stanley & Co. International PLC	03/16/22	(28,300)
USD	101,231	CAD	130,000	Bank of America N.A.	03/16/22	(1,525)
USD	1,198,914	CAD	1,535,488	Bank of America N.A.	03/16/22	(14,780)
USD	172,555	EUR	152,000	Bank of America N.A.	03/16/22	(751)

						(45,356)

						$35,534

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$195,237	$—	$17,712	$—	$212,949
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	80,890	—	—	80,890

	$—	$—	$195,237	$80,890	$17,712	$—	$293,839

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$13,766	$—	$30,286	$—	$44,052
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	45,356	—	—	45,356

	$—	$—	$13,766	$45,356	$30,286	$—	$89,408

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,498,154	$—	$(91,713)	$—	$1,406,441
Forward foreign currency exchange contracts	—	—	—	(294,424)	—	—	(294,424)

	$—	$—	$1,498,154	$(294,424)	$(91,713)	$—	$1,112,017

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$104,441	$—	$(12,574)	$—	$91,867
Forward foreign currency exchange contracts	—	—	—	(32,923)	—	—	(32,923)

	$—	$—	$104,441	$(32,923)	$(12,574)	$—	$58,944

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,325,783
Average notional value of contracts — short	$3,036,757
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,069,752
Average amounts sold — in USD	$7,985,100

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$8,372	$38,863
Forward foreign currency exchange contracts	80,890	45,356

Total derivative assets and liabilities in the Statements of Assets and Liabilities	89,262	84,219

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(8,372)	(38,863)

Total derivative assets and liabilities subject to an MNA	$80,890	$45,356

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$38,064	$(17,056)		$—	$—	$21,008
Morgan Stanley & Co. International PLC	42,826	(28,300)		—	—	14,526

	$80,890	$(45,356)		$—	$—	$35,534

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$17,056	$(17,056)		$—	$—	$—
Morgan Stanley & Co. International PLC	28,300	(28,300)		—	—	—

	$45,356	$(45,356)		$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$29,910,679	$—	$—	$29,910,679
Fixed-Income Funds	3,646,322	—	—	3,646,322
Money Market Funds	11,711,798	—	—	11,711,798

	$45,268,799	$—	$—	45,268,799

Investments Valued at NAV(a)				80,183,535

				$125,452,334

Derivative Financial Instruments(b)
Assets
Equity Contracts	$125,853	$69,384	$—	$195,237

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2045 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Foreign Currency Exchange Contracts	$—	$80,890	$—	$80,890
Interest Rate Contracts	17,712	—	—	17,712
Liabilities
Equity Contracts	(13,766)	—	—	(13,766)
Foreign Currency Exchange Contracts	—	(45,356)	—	(45,356)
Interest Rate Contracts	(30,286)	—	—	(30,286)

	$99,513	$104,918	$—	$204,431

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 91.5%
BlackRock Advantage Emerging Markets Fund, Class K	1,570,207	$18,575,551
Diversified Equity Master Portfolio	$92,923,674	92,923,674
International Tilts Master Portfolio	$25,941,682	25,941,682
iShares Developed Real Estate Index Fund, Class K	700,010	8,365,119
iShares MSCI EAFE Small-Cap ETF	140,886	10,297,358

		156,103,384

Fixed-Income Funds — 2.2%
Advantage CoreAlpha Bond Master Portfolio	$627,347	627,347
iShares Core U.S. Aggregate Bond ETF	11,490	1,310,779
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	2,373	314,470
iShares TIPS Bond ETF	7,991	1,032,437
Master Total Return Portfolio	$467,731	467,731

		3,752,764

Security	Shares	Value

Money Market Funds — 6.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	320,243	$320,339
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	10,214,291	10,214,291

		10,534,630

Total Investments — 99.9% (Cost: $129,239,553)		170,390,778

Other Assets Less Liabilities — 0.1%		97,589

Net Assets — 100.0%		$170,488,367

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds
Advantage CoreAlpha Bond Master Portfolio	$474,526	$172,755	(a)(b)	$—		$(471)	$(19,463)	$627,347	$627,347	$11,735		$—
BlackRock Advantage Emerging Markets Fund, Class K	15,602,715	5,244,068		(1,117,558)		(32,303)	(1,121,371)	18,575,551	1,570,207	254,735		—
BlackRock Cash Funds: Institutional, SL Agency Shares	9,400,514	—		(9,078,868	)(a)	(1,276)	(31)	320,339	320,243	4,912	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,121,146	4,093,145	(a)	—		—	—	10,214,291	10,214,291	862		—
Diversified Equity Master Portfolio	70,677,755	2,999,750	(a)(b)	—		19,558,200	(312,031)	92,923,674	$92,923,674	803,966		—
International Tilts Master Portfolio	21,173,512	2,340,005	(a)(b)	—		2,334,834	93,331	25,941,682	$25,941,682	446,873		—
iShares Core U.S. Aggregate Bond ETF	396,764	925,690		—		—	(11,675)	1,310,779	11,490	20,111		—
iShares Developed Real Estate Index Fund, Class K	6,282,444	1,069,826		(405,703)		(2,489)	1,421,041	8,365,119	700,010	326,353		13,004
iShares iBoxx $ Investment Grade Corporate Bond ETF	245,871	77,777		—		—	(9,178)	314,470	2,373	6,758		—
iShares MSCI EAFE Small-Cap ETF	8,891,925	801,701		—		—	603,732	10,297,358	140,886	297,087		—
iShares TIPS Bond ETF	541,747	478,539		—		—	12,151	1,032,437	7,991	37,338		—
Master Total Return Portfolio	340,639	133,672	(a)(b)	—		4,444	(11,024)	467,731	$467,731	7,953		—

						$21,860,939	$645,482	$170,390,778		$2,218,683		$13,004

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	24	03/17/22	$4,861	$82,791
MSCI EAFE Index	57	03/18/22	6,617	97,198
Russell 2000 E-Mini Index	15	03/18/22	1,682	25,453

				205,442

Short Contracts
S&P 500 Micro E-Mini Index	65	03/18/22	1,547	(36,755)

				$168,687

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	6,024,444	USD	4,703,905	Bank of America N.A.	03/16/22	$57,990
EUR	114,000	USD	129,196	Bank of America N.A.	03/16/22	783
EUR	218,000	USD	247,230	Bank of America N.A.	03/16/22	1,327
EUR	4,976,931	USD	5,649,859	Morgan Stanley & Co. International PLC	03/16/22	24,699
USD	1,853,802	JPY	208,785,060	Morgan Stanley & Co. International PLC	03/16/22	37,717

						122,516

CAD	266,000	USD	210,426	Bank of America N.A.	03/16/22	(172)
USD	1,832,976	AUD	2,575,111	Bank of America N.A.	03/16/22	(40,871)
USD	214,589	CAD	275,000	Bank of America N.A.	03/16/22	(2,779)
USD	1,854,141	CAD	2,374,659	Bank of America N.A.	03/16/22	(22,858)
USD	228,464	EUR	201,000	Bank of America N.A.	03/16/22	(710)
USD	233,858	EUR	206,000	Bank of America N.A.	03/16/22	(1,017)
USD	173,025	EUR	153,000	Morgan Stanley & Co. International PLC	03/16/22	(1,421)

						(69,828)

						$52,688

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$205,442	$—	$—	$—	$205,442
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	122,516	—	—	122,516

	$—	$—	$205,442	$122,516	$—	$—	$327,958

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$36,755	$—	$—	$—	$36,755
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	69,828	—	—	69,828

	$—	$—	$36,755	$69,828	$—	$—	$106,583

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,346,460	$—	$—	$—	$1,346,460
Forward foreign currency exchange contracts	—	—	—	(412,724)	—	—	(412,724)

	$—	$—	$1,346,460	$(412,724)	$—	$—	$933,736

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$124,433	$—	$—	$—	$124,433
Forward foreign currency exchange contracts	—	—	—	(47,668)	—	—	(47,668)

	$—	$—	$124,433	$(47,668)	$—	$—	$76,765

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,492,360
Average notional value of contracts — short	$4,133,600
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,517,416
Average amounts sold — in USD	$12,077,594

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$4,469	$24,696
Forward foreign currency exchange contracts	122,516	69,828

Total derivative assets and liabilities in the Statements of Assets and Liabilities	126,985	94,524

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,469)	(24,696)

Total derivative assets and liabilities subject to an MNA	$122,516	$69,828

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$60,100	$(60,100)	$—	$—	$—
Morgan Stanley & Co. International PLC	62,416	(1,421)	—	—	60,995

	$122,516	$(61,521)	$—	$—	$60,995

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$68,407	$(60,100)	$—	$—	$8,307
Morgan Stanley & Co. International PLC	1,421	(1,421)	—	—	—

	$69,828	$(61,521)	$—	$—	$8,307

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$37,238,028	$—	$—	$37,238,028
Fixed-Income Funds	2,657,686	—	—	2,657,686
Money Market Funds	10,534,630	—	—	10,534,630

	$50,430,344	$—	$—	50,430,344

Investments Valued at NAV(a)				119,960,434

				$170,390,778

Derivative Financial Instruments(b)
Assets
Equity Contracts	$205,442	$—	$—	$205,442
Foreign Currency Exchange Contracts	—	122,516	—	122,516

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2050 Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Liabilities
Equity Contracts	$(36,755)	$—	$—	$(36,755)
Foreign Currency Exchange Contracts	—	(69,828)	—	(69,828)

	$168,687	$52,688	$—	$221,375

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 89.0%
BlackRock Advantage Emerging Markets Fund, Class K	757,478	$8,960,966
Diversified Equity Master Portfolio	$43,149,867	43,149,867
International Tilts Master Portfolio	$12,088,942	12,088,942
iShares Developed Real Estate Index Fund, Class K	329,484	3,937,332
iShares MSCI EAFE Small-Cap ETF(b)	64,167	4,689,966

		72,827,073

Fixed-Income Funds — 1.3%
Advantage CoreAlpha Bond Master Portfolio	$202,531	202,531
iShares Core U.S. Aggregate Bond ETF	4,216	480,961
iShares iBoxx $Investment Grade Corporate Bond ETF(b)	1,021	135,303
iShares TIPS Bond ETF	1,139	147,159
Master Total Return Portfolio	$136,828	136,828

		1,102,782

Security	Shares	Value

Money Market Funds — 15.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	4,932,875	$ 4,934,355
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	7,640,006	7,640,006

		12,574,361

Total Investments — 105.7% (Cost: $75,000,668)		86,504,216

Liabilities in Excess of Other Assets — (5.7)%		(4,682,687)

Net Assets — 100.0%		$ 81,821,529

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$118,480	$89,402	(a)(b)	$—	$138	$(5,489)	$202,531	$202,531	$3,540		$—
BlackRock Advantage Emerging Markets Fund, Class K	6,484,713	3,553,752		(487,789)	(22,853)	(566,857)	8,960,966	757,478	119,153		—
BlackRock Cash Funds: Institutional, SL Agency Shares	—	4,934,868	(a)	—	(39)	(474)	4,934,355	4,932,875	2,899	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,766,111	4,873,895	(a)	—	—	—	7,640,006	7,640,006	451		—
Diversified Equity Master Portfolio	29,604,285	5,144,095	(a)(b)	—	7,345,807	1,055,680	43,149,867	$43,149,867	355,756		—
International Tilts Master Portfolio	8,751,561	2,290,713	(a)(b)	—	875,852	170,816	12,088,942	$12,088,942	194,417		—
iShares Core U.S. Aggregate Bond ETF	272,309	554,285		(335,350)	(3,853)	(6,430)	480,961	4,216	5,562		—
iShares Developed Real Estate Index Fund, Class K	2,614,055	700,735		—	—	622,542	3,937,332	329,484	149,895		6,121
iShares iBoxx $ Investment Grade Corporate Bond ETF	75,419	61,629		—	—	(1,745)	135,303	1,021	2,835		—
iShares MSCI EAFE Small-Cap ETF	3,758,088	843,227		(160,185)	24,229	224,607	4,689,966	64,167	130,744		—
iShares TIPS Bond ETF	71,229	74,116		—	—	1,814	147,159	1,139	3,721		—
Master Total Return Portfolio	79,521	58,694	(a)(b)	—	1,404	(2,791)	136,828	$136,828	2,276		—

					$8,220,685	$1,491,673	$86,504,216		$971,249		$6,121

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P/TSE 60 Index	12	03/17/22	$2,430	$41,395
MSCI EAFE Index	34	03/18/22	3,947	58,303
Russell 2000 E-Mini Index	7	03/18/22	785	11,878
S&P 500 Micro E-Mini Index	40	03/18/22	952	14,287

				$125,863

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	105,000	USD	82,095	Bank of America N.A.	03/16/22	$900
CAD	2,859,734	USD	2,232,889	Bank of America N.A.	03/16/22	27,527
EUR	60,000	USD	67,999	Bank of America N.A.	03/16/22	411
EUR	71,000	USD	80,513	Bank of America N.A.	03/16/22	439
EUR	2,279,554	USD	2,587,771	Morgan Stanley & Co. International PLC	03/16/22	11,313
USD	68,509	JPY	7,869,000	Bank of America N.A.	03/16/22	62
USD	855,992	JPY	96,406,392	Morgan Stanley & Co. International PLC	03/16/22	17,416

						58,068

USD	842,041	AUD	1,183,232	Bank of America N.A.	03/16/22	(18,968)
USD	95,236	CAD	122,000	Bank of America N.A.	03/16/22	(1,196)
USD	852,299	CAD	1,091,567	Bank of America N.A.	03/16/22	(10,507)
USD	111,253	EUR	98,000	Bank of America N.A.	03/16/22	(484)

						(31,155)

						$26,913

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$125,863	$—	$—	$—	$125,863
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	58,068	—	—	58,068

	$—	$—	$125,863	$58,068	$—	$—	$183,931

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$31,155	$—	$—	$31,155

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2055 Fund

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$841,862	$—	$—	$—	$841,862
Forward foreign currency exchange contracts	—	—	—	(202,635)	—	—	(202,635)

	$—	$—	$841,862	$(202,635)	$—	$—	$639,227

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$100,257	$—	$—	$—	$100,257
Forward foreign currency exchange contracts	—	—	—	(10,725)	—	—	(10,725)

	$—	$—	$100,257	$(10,725)	$—	$—	$89,532

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,085,815
Average notional value of contracts — short	$1,548,824
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,024,660
Average amounts sold — in USD	$5,419,067

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$15,409
Forward foreign currency exchange contracts	58,068	31,155

Total derivative assets and liabilities in the Statements of Assets and Liabilities	58,068	46,564

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(15,409)

Total derivative assets and liabilities subject to an MNA	$58,068	$31,155

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$29,339	$(29,339)	$—	$—	$—
Morgan Stanley & Co. International PLC	28,729	—	—	—	28,729

	$58,068	$(29,339)	$—	$—	$28,729

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$31,155	$(29,339)	$—	$—	$1,816

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$17,588,264	$—	$—	$17,588,264
Fixed-Income Funds	763,423	—	—	763,423
Money Market Funds	12,574,361	—	—	12,574,361

	$30,926,048	$—	$—	30,926,048

Investments Valued at NAV(a)				55,578,168

				$86,504,216

Derivative Financial Instruments(b)
Assets
Equity Contracts	$125,863	$—	$—	$125,863
Foreign Currency Exchange Contracts	—	58,068	—	58,068
Liabilities
Foreign Currency Exchange Contracts	—	(31,155)	—	(31,155)

	$125,863	$26,913	$—	$152,776

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 94.1%
BlackRock Advantage Emerging Markets Fund, Class K	189,604	$2,243,016
Diversified Equity Master Portfolio	$11,090,476	11,090,476
International Tilts Master Portfolio	$2,913,606	2,913,606
iShares Developed Real Estate Index Fund, Class K	84,492	1,009,671
iShares MSCI Canada ETF	13,635	523,993
iShares MSCI EAFE Small-Cap ETF	15,800	1,154,822
iShares Russell 2000 ETF	756	168,172

		19,103,756

Fixed-Income Funds — 1.3%
Advantage CoreAlpha Bond Master Portfolio	$44,304	44,304
iShares Core U.S. Aggregate Bond ETF	1,467	167,356
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	223	29,552
iShares TIPS Bond ETF	70	9,044
Master Total Return Portfolio	$16,426	16,426

		266,682

Security	Shares	Value

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	29,966	$29,974
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	985,996	985,996

		1,015,970

Total Investments — 100.4% (Cost: $17,795,551)		20,386,408

Liabilities in Excess of Other Assets — (0.4)%		(74,636)

Net Assets — 100.0%		$20,311,772

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$26,876	$18,672	(a)(b)	$—		$39	$(1,283)	$44,304	$44,304	$825		$—
BlackRock Advantage Emerging Markets Fund, Class K	1,306,936	1,229,689		(140,440)		(14,180)	(138,989)	2,243,016	189,604	29,353		—
BlackRock Cash Funds: Institutional, SL Agency Shares	916,440	—		(886,236	)(a)	(230)	—	29,974	29,966	1,734	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	298,259	687,737	(a)	—		—	—	985,996	985,996	96		—
Diversified Equity Master Portfolio	5,851,950	3,360,210	(a)(b)	—		1,495,640	382,676	11,090,476	$11,090,476	80,421		—
International Tilts Master Portfolio	1,739,277	964,064	(a)(b)	—		167,034	43,231	2,913,606	$2,913,606	39,870		—
iShares Core U.S. Aggregate Bond ETF	53,776	134,421		(18,353)		(355)	(2,133)	167,356	1,467	1,731		—
iShares Developed Real Estate Index Fund, Class K	521,849	371,770		(24,511)		128	140,435	1,009,671	84,491	35,657		1,569
iShares iBoxx $ Investment Grade Corporate Bond ETF	25,692	4,853		—		—	(993)	29,552	223	650		—
iShares MSCI Canada ETF	258,161	188,033		—		—	77,799	523,993	13,635	9,122		—
iShares MSCI EAFE Small-Cap ETF	712,959	957,557		(541,667)		20,302	5,671	1,154,822	15,800	33,634		—
iShares Russell 2000 ETF	139,399	37,180		(26,733)		2,881	15,445	168,172	756	1,554		—
iShares TIPS Bond ETF	8,936	—		—		—	108	9,044	70	387		—
Master Total Return Portfolio	16,486	292	(a)(b)	—		133	(485)	16,426	$16,426	292		—

						$1,671,392	$521,482	$20,386,408		$235,326		$1,569

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	10	03/18/22	$1,161	$16,242

Short Contracts
S&P 500 Micro E-Mini Index	3	03/18/22	71	(1,999)

				$14,243

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	26,000	USD	20,301	Bank of America N.A.	03/16/22	$250
CAD	27,000	USD	21,189	Standard Chartered Bank	03/16/22	153
EUR	584,849	USD	663,926	Morgan Stanley & Co. International PLC	03/16/22	2,902
EUR	15,000	USD	16,997	Standard Chartered Bank	03/16/22	105
EUR	28,000	USD	31,751	Standard Chartered Bank	03/16/22	173
USD	217,951	JPY	24,543,341	Morgan Stanley & Co. International PLC	03/16/22	4,465

						8,048

USD	212,888	AUD	299,103	State Street Bank and Trust Co.	03/16/22	(4,762)
USD	216,685	CAD	277,516	Bank of America N.A.	03/16/22	(2,671)
USD	27,144	EUR	24,000	Bank of America N.A.	03/16/22	(220)
USD	14,773	EUR	13,000	Standard Chartered Bank	03/16/22	(49)
USD	26,111	EUR	23,000	State Street Bank and Trust Co.	03/16/22	(113)

						(7,815)

						$233

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$16,242	$—	$—	$—	$16,242
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,048	—	—	8,048

	$—	$—	$16,242	$8,048	$—	$—	$24,290

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,999	$—	$—	$—	$1,999
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,815	—	—	7,815

	$—	$—	$1,999	$7,815	$—	$—	$9,814

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2060 Fund

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$133,953	$—	$—	$—	$133,953
Forward foreign currency exchange contracts	—	—	—	(38,093)	—	—	(38,093)

	$—	$—	$133,953	$(38,093)	$—	$—	$95,860

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$7,394	$—	$—	$—	$7,394
Forward foreign currency exchange contracts	—	—	—	(5,916)	—	—	(5,916)

	$—	$—	$7,394	$(5,916)	$—	$—	$1,478

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,408,499
Average notional value of contracts — short	$178,269
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$502,241
Average amounts sold — in USD	$856,136

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$206	$617
Forward foreign currency exchange contracts	8,048	7,815

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8,254	8,432

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(206)	(617)

Total derivative assets and liabilities subject to an MNA	$8,048	$7,815

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$250	$(250)		$—	$—	$—
Morgan Stanley & Co. International PLC	7,367	—		—	—	7,367
Standard Chartered Bank	431	(49)		—	—	382

	$8,048	$(299)		$—	$—	$7,749

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2060 Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$2,891	$(250)		$—	$—	$2,641
Standard Chartered Bank	49	(49)		—	—	—
State Street Bank and Trust Co.	4,875	—		—	—	4,875

	$7,815	$(299)		$—	$—	$7,516

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$5,099,674	$—	$—	$5,099,674
Fixed-Income Funds	205,952	—	—	205,952
Money Market Funds	1,015,970	—	—	1,015,970

	$6,321,596	$—	$—	6,321,596

Investments Valued at NAV(a)				14,064,812

				$20,386,408

Derivative Financial Instruments(b)
Assets
Equity Contracts	$16,242	$—	$—	$16,242
Foreign Currency Exchange Contracts	—	8,048	—	8,048
Liabilities
Equity Contracts	(1,999)	—	—	(1,999)
Foreign Currency Exchange Contracts	—	(7,815)	—	(7,815)

	$14,243	$233	$—	$14,476

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock LifePath® Dynamic 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Investment Companies(a)

Equity Funds — 98.2%
BlackRock Advantage Emerging Markets Fund, Class K	65,103	$770,169
Diversified Equity Master Portfolio	$3,713,727	3,713,727
International Tilts Master Portfolio	$1,025,426	1,025,426
iShares Developed Real Estate Index Fund, Class K	28,643	342,280
iShares MSCI Canada ETF	4,852	186,462
iShares MSCI EAFE Small-Cap ETF	5,305	387,742
iShares Russell 2000 ETF	255	56,725

		6,482,531

Fixed-Income Funds — 1.5%
Advantage CoreAlpha Bond Master Portfolio	$17,289	17,289
iShares Core U.S. Aggregate Bond ETF	509	58,067
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	85	11,264
Master Total Return Portfolio	$11,651	11,651

		98,271

Security	Shares	Value

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)	11,446	$11,449
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)	449,277	449,277

		460,726

Total Investments — 106.7% (Cost: $5,959,685)		7,041,528

Liabilities in Excess of Other Assets — (6.7)%		(444,768)

Net Assets — 100.0%		$6,596,760

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the LifePath Dynamic Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares/ Investment Value Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

Advantage CoreAlpha Bond Master Portfolio	$12,681	$5,171	(a)(b)	$—		$183	$(746)	$17,289	$17,289	$347		$—
BlackRock Advantage Emerging Markets Fund, Class K	578,368	274,512		(35,504)		(821)	(46,386)	770,169	65,103	10,205		—
BlackRock Cash Funds: Institutional, SL Agency Shares	413,766	—		(402,248	)(a)	(69)	—	11,449	11,446	481	(c)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	108,621	340,656	(a)	—		—	—	449,277	449,277	22		—
Diversified Equity Master Portfolio	2,631,746	366,666	(a)(b)	—		702,782	12,533	3,713,727	$3,713,727	30,297		—
International Tilts Master Portfolio	798,753	135,694	(a)(b)	—		80,412	10,567	1,025,426	$1,025,426	16,855		—
iShares Core U.S. Aggregate Bond ETF	28,247	31,130		—		—	(1,310)	58,067	509	737		—
iShares Developed Real Estate Index Fund, Class K	233,080	68,799		(13,930)		(159)	54,490	342,280	28,643	12,901		531
iShares iBoxx $ Investment Grade Corporate Bond ETF	11,741	—		—		—	(477)	11,264	85	259		—
iShares MSCI Canada ETF	125,611	29,231		—		—	31,620	186,462	4,852	3,269		—
iShares MSCI EAFE Small-Cap ETF	329,721	414,565		(370,511)		13,169	798	387,742	5,305	12,021		—
iShares Russell 2000 ETF	72,150	—		(24,838)		7,173	2,240	56,725	255	554		—
Master Total Return Portfolio	10,075	1,793	(a)(b)	—		102	(319)	11,651	$11,651	204		—

						$802,772	$63,010	$7,041,528		$88,152		$531

(a)	Represents net amount purchased (sold).
(b)	Inclusive of income and expense allocated from the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	3	03/18/22	$348	$4,865
S&P 500 Micro E-Mini Index	4	03/18/22	95	1,583

				$6,448

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	1,000	USD	781	Bank of America N.A.	03/16/22	$10
CAD	10,000	USD	7,789	Bank of America N.A.	03/16/22	115
EUR	161,195	USD	182,990	Morgan Stanley & Co. International PLC	03/16/22	800
USD	68,065	JPY	7,664,728	Morgan Stanley & Co. International PLC	03/16/22	1,394

						2,319

USD	67,115	AUD	94,290	Bank of America N.A.	03/16/22	(1,497)
USD	67,838	CAD	86,883	Bank of America N.A.	03/16/22	(836)
USD	9,082	EUR	8,000	Bank of America N.A.	03/16/22	(40)

						(2,373)

						$(54)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,448	$—	$—	$—	$6,448
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,319	—	—	2,319

	$—	$—	$6,448	$2,319	$—	$—	$8,767

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$2,373	$—	$—	$2,373

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2065 Fund

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$50,315	$—	$—	$—	$50,315
Forward foreign currency exchange contracts	—	—	—	(12,023)	—	—	(12,023)

	$—	$—	$50,315	$(12,023)	$—	$—	$38,292

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$3,967	$—	$—	$—	$3,967
Forward foreign currency exchange contracts	—	—	—	(3,084)	—	—	(3,084)

	$—	$—	$3,967	$(3,084)	$—	$—	$883

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$362,916
Average notional value of contracts — short	$27,366
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$166,161
Average amounts sold — in USD	$296,391

For more information about the LifePath Dynamic Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The LifePath Dynamic Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$464
Forward foreign currency exchange contracts	2,319	2,373

Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,319	2,837

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(464)

Total derivative assets and liabilities subject to an MNA	$2,319	$2,373

The following table presents the LifePath Dynamic Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the LifePath Dynamic Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$125	$(125)		$—	$—	$—
Morgan Stanley & Co. International PLC	2,194	—		—	—	2,194

	$2,319	$(125)		$—	$—	$2,194

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A	$2,373	$(125)		$—	$—	$2,248

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2021	BlackRock LifePath® Dynamic 2065 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the LifePath Dynamic Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the LifePath Dynamic Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the LifePath Dynamic Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,743,378	$—	$—	$1,743,378
Fixed-Income Funds	69,331	—	—	69,331
Money Market Funds	460,726	—	—	460,726

	$2,273,435	$—	$—	2,273,435

Investments Valued at NAV(a)				4,768,093

				$7,041,528

Derivative Financial Instruments(b)
Assets
Equity Contracts	$6,448	$—	$—	$6,448
Foreign Currency Exchange Contracts	—	2,319	—	2,319
Liabilities
Foreign Currency Exchange Contracts	—	(2,373)	—	(2,373)

	$6,448	$(54)	$—	$6,394

(a)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2021

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$309,887,771	$123,056,652	$355,263,352	$144,398,751
Cash pledged for futures contracts	1,848,000	649,000	1,899,000	857,000
Foreign currency, at value(c)	695,512	317,515	980,520	400,329
Receivables:
Investments sold	—	—	1,060,071	—
Securities lending income — affiliated	3,224	1,049	3,261	1,093
Capital shares sold	1,037,129	415,321	993,190	583,456
Dividends — affiliated	6,285	3,488	13,688	6,086
Variation margin on futures contracts	33,301	12,371	30,897	10,416
Unrealized appreciation on forward foreign currency exchange contracts	152,038	69,450	197,396	85,762

Total assets	313,663,260	124,524,846	360,441,375	146,342,893

LIABILITIES
Collateral on securities loaned	7,816,077	5,474,318	19,324,843	2,731,608
Payables:
Investments purchased	—	—	—	355,952
Administration fees	57,634	9,942	60,592	11,787
Capital gains distributions	659,691	233,001	593,492	280,822
Capital shares redeemed	2,880,840	339,420	3,110,498	942,077
Income dividend distributions	224,828	129,051	273,871	195,486
Investment advisory fees	36,778	12,724	29,753	10,716
Trustees’ and Officer’s fees	3,516	3,395	3,548	3,385
Professional fees	23,927	23,423	24,752	23,443
Service and distribution fees	40,654	9,111	42,034	10,380
Variation margin on futures contracts	94,513	38,060	108,991	45,630
Unrealized depreciation on forward foreign currency exchange contracts	53,291	28,833	129,801	52,307

Total liabilities	11,891,749	6,301,278	23,702,175	4,663,593

NET ASSETS	$301,771,511	$118,223,568	$336,739,200	$141,679,300

NET ASSETS CONSIST OF
Paid-in capital	$203,056,014	$106,998,132	$301,119,515	$123,410,448
Accumulated earnings	98,715,497	11,225,436	35,619,685	18,268,852

NET ASSETS	$301,771,511	$118,223,568	$336,739,200	$141,679,300

(a) Investments, at cost — affiliated	$215,443,945	$111,395,675	$311,777,081	$126,163,449
(b) Securities loaned, at value	$7,649,619	$5,357,811	$18,912,976	$2,671,148
(c) Foreign currency, at cost	$692,692	$323,016	$996,892	$406,310

F I N A N C I A L S T A T E M E N T S	77

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

NET ASSET VALUE

Institutional

Net assets	$49,942,583	$11,871,792	$55,606,200	$12,897,568

Shares outstanding	4,588,046	822,666	3,944,533	799,830

Net asset value	$10.89	$14.43	$14.10	$16.13

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$164,480,645	$23,787,600	$172,296,184	$26,303,938

Shares outstanding	18,042,836	1,666,200	12,955,806	1,639,258

Net asset value	$9.12	$14.28	$13.30	$16.05

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C

Net assets	$2,248,707	$2,762,617	$2,697,907	$3,637,343

Shares outstanding	210,437	195,054	196,819	230,171

Net asset value	$10.69	$14.16	$13.71	$15.80

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$78,916,083	$75,926,586	$100,749,500	$95,153,605

Shares outstanding	7,288,562	5,323,961	7,167,816	5,808,668

Net asset value	$10.83	$14.26	$14.06	$16.38

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R

Net assets	$6,183,493	$3,874,973	$5,389,409	$3,686,846

Shares outstanding	575,998	271,951	388,885	230,051

Net asset value	$10.74	$14.25	$13.86	$16.03

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$301,991,208	$125,452,334	$170,390,778	$86,504,216
Cash pledged for futures contracts	1,857,000	791,000	651,000	416,000
Foreign currency, at value(c)	764,533	302,796	233,343	110,195
Receivables:
Investments sold	973,875	—	—	—
Securities lending income — affiliated	980	983	230	602
Capital shares sold	960,763	418,732	563,256	398,334
Dividends — affiliated	14,703	6,494	9,188	4,537
Variation margin on futures contracts	22,543	8,372	4,469	—
Unrealized appreciation on forward foreign currency exchange contracts	200,389	80,890	122,516	58,068

Total assets	306,785,994	127,061,601	171,974,780	87,491,952

LIABILITIES
Collateral on securities loaned	2,809,807	8,374,027	321,539	4,934,829
Payables:
Administration fees	54,513	8,311	25,384	5,534
Capital gains distributions	510,320	166,878	214,236	110,768
Capital shares redeemed	1,721,927	502,316	597,077	422,934
Income dividend distributions	307,726	154,116	175,335	111,463
Investment advisory fees	18,247	6,090	11,958	5,879
Trustees’ and Officer’s fees	3,519	3,373	3,412	3,341
Professional fees	24,525	23,419	23,550	23,372
Service and distribution fees	37,061	7,089	19,398	5,739
Variation margin on futures contracts	104,785	38,863	24,696	15,409
Unrealized depreciation on forward foreign currency exchange contracts	117,349	45,356	69,828	31,155

Total liabilities	5,709,779	9,329,838	1,486,413	5,670,423

NET ASSETS	$301,076,215	$117,731,763	$170,488,367	$81,821,529

NET ASSETS CONSIST OF
Paid-in capital	$228,686,971	$100,511,056	$134,693,335	$70,034,393
Accumulated earnings	72,389,244	17,220,707	35,795,032	11,787,136

NET ASSETS	$301,076,215	$117,731,763	$170,488,367	$81,821,529

(a) Investments, at cost — affiliated	$237,094,124	$108,340,097	$129,239,553	$75,000,668
(b) Securities loaned, at value	$2,750,251	$8,190,367	$314,470	$4,825,269
(c) Foreign currency, at cost	$770,566	$304,163	$235,513	$110,571

F I N A N C I A L S T A T E M E N T S	79

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

NET ASSET VALUE

Institutional

Net assets	$54,508,720	$8,640,548	$21,290,046	$7,813,964

Shares outstanding	3,024,499	485,118	926,065	413,460

Net asset value	$18.02	$17.81	$22.99	$18.90

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$153,955,113	$21,856,216	$77,982,474	$17,422,434

Shares outstanding	9,833,685	1,231,023	3,410,095	927,708

Net asset value	$15.66	$17.75	$22.87	$18.78

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor C

Net assets	$2,486,095	$1,392,338	$2,001,957	$1,340,471

Shares outstanding	141,601	79,913	89,279	72,763

Net asset value	$17.56	$17.42	$22.42	$18.42

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$85,149,726	$82,853,456	$66,064,850	$53,040,892

Shares outstanding	4,688,659	4,589,419	2,859,712	2,760,609

Net asset value	$18.16	$18.05	$23.10	$19.21

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class R

Net assets	$4,976,561	$2,989,205	$3,149,040	$2,203,768

Shares outstanding	280,651	169,041	138,493	117,708

Net asset value	$17.73	$17.68	$22.74	$18.72

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

80	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$20,386,408	$7,041,528
Cash	—	780
Cash pledged for futures contracts	65,000	26,000
Foreign currency, at value(c)	28,608	10,239
Receivables:

Securities lending income — affiliated	80	29
Capital shares sold	120,592	13,702
Dividends — affiliated	1,077	362
From the Administrator	2,407	2,956
Variation margin on futures contracts	206	—
Unrealized appreciation on forward foreign currency exchange contracts	8,048	2,319

Total assets	20,612,426	7,097,915

LIABILITIES
Collateral on securities loaned	30,204	11,518
Payables:
Capital gains distributions	103,566	178,595
Capital shares redeemed	1,795	8,254
Income dividend distributions	127,983	273,241
Investment advisory fees	1,299	431
Trustees’ and Officer’s fees	3,334	3,331
Professional fees	23,442	22,110
Service and distribution fees	599	838
Variation margin on futures contracts	617	464
Unrealized depreciation on forward foreign currency exchange contracts	7,815	2,373

Total liabilities	300,654	501,155

NET ASSETS	$20,311,772	$6,596,760

NET ASSETS CONSIST OF
Paid-in capital	$17,615,896	$5,525,760
Accumulated earnings	2,695,876	1,071,000

NET ASSETS	$20,311,772	$6,596,760

(a) Investments, at cost — affiliated	$17,795,551	$5,959,685
(b) Securities loaned, at value	$29,552	$11,264
(c) Foreign currency, at cost	$29,228	$10,265

F I N A N C I A L S T A T E M E N T S	81

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

NET ASSET VALUE

Institutional
Net assets	$1,314,221	$595,774

Shares outstanding	94,337	47,023

Net asset value	$13.93	$12.67

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A
Net assets	$1,054,187	$721,816

Shares outstanding	75,792	57,015

Net asset value	$13.91	$12.66

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor C
Net assets	$96,262	$528,385

Shares outstanding	6,943	41,819

Net asset value	$13.86	$12.64

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K
Net assets	$17,029,733	$4,241,592

Shares outstanding	1,220,998	334,750

Net asset value	$13.95	$12.67

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class R
Net assets	$817,369	$509,193

Shares outstanding	58,766	40,238

Net asset value	$13.91	$12.65

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

See notes to financial statements.

82	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended December 31, 2021

	BlackRock LifePath® Dynamic Retirement Fund	BlackRock LifePath® Dynamic 2025 Fund	BlackRock LifePath® Dynamic 2030 Fund	BlackRock LifePath® Dynamic 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$2,755,901	$951,918	$2,714,251	$998,380
Securities lending income — affiliated — net	39,218	13,031	30,334	10,656
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	1,341,064	621,455	2,373,468	1,070,863
Interest — affiliated	1,912,381	510,580	993,256	195,605
Expenses	(604,322)	(241,602)	(846,232)	(355,926)
Fees waived	265,461	111,892	408,467	177,343

Total investment income	5,709,703	1,967,274	5,673,544	2,096,921

EXPENSES
Investment advisory	1,115,701	400,187	1,192,436	460,723
Administration — class specific	755,886	161,728	787,674	180,430
Service and distribution — class specific	495,034	106,519	508,740	117,779
Professional	18,615	32,805	33,101	32,875
Trustees and Officer	8,277	7,952	8,380	7,983
Miscellaneous	2,132	396	2,507	396

Total expenses	2,395,645	709,587	2,532,838	800,186
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(685,716)	(295,948)	(882,622)	(387,834)

Total expenses after fees waived and/or reimbursed	1,709,929	413,639	1,650,216	412,352

Net investment income	3,999,774	1,553,635	4,023,328	1,684,569

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,046	(557)	(5,054)	(512)
Investments — affiliated	745,846	(25,326)	243,809	(6,823)
Capital gain distributions from underlying funds — affiliated	11,120	4,235	15,725	7,863
Forward foreign currency exchange contracts	(767,732)	(292,271)	(752,714)	(333,906)
Foreign currency transactions	76,869	24,034	55,994	24,087
Futures contracts	3,305,135	963,923	3,181,129	1,453,450
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying
Master Portfolio	25,330,737	8,733,276	37,056,416	13,419,029

	28,703,021	9,407,314	39,795,305	14,563,188

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(966,296)	97,450	771,917	439,554
Forward foreign currency exchange contracts	(138,959)	(27,801)	(177,708)	(51,733)
Foreign currency translations	(111,545)	(39,688)	(89,042)	(42,155)
Futures contracts	(175,136)	967	(29,234)	48,906
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	(10,352,721)	(1,434,775)	(7,908,026)	(141,618)

	(11,744,657)	(1,403,847)	(7,432,093)	252,954

Net realized and unrealized gain	16,958,364	8,003,467	32,363,212	14,816,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,958,138	$9,557,102	$36,386,540	$16,500,711

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Operations  (continued)

Year Ended December 31, 2021

	BlackRock LifePath® Dynamic 2040 Fund	BlackRock LifePath® Dynamic 2045 Fund	BlackRock LifePath® Dynamic 2050 Fund	BlackRock LifePath® Dynamic 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$2,071,247	$682,553	$943,356	$412,753
Securities lending income — affiliated — net	15,117	5,785	4,800	2,507
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	2,799,637	1,078,442	1,692,673	744,783
Interest — affiliated	83,223	(70,886)	(171,936)	(79,755)
Expenses	(896,197)	(333,668)	(520,066)	(227,348)
Fees waived	454,586	172,300	269,856	118,309

Total investment income	4,527,613	1,534,526	2,218,683	971,249

EXPENSES
Investment advisory	1,042,250	369,914	543,457	243,443
Administration — class specific	706,560	132,761	334,872	100,224
Service and distribution — class specific	440,131	76,345	224,691	61,470
Professional	32,953	32,890	32,760	32,929
Trustees and Officer	8,301	7,940	8,014	7,847
Miscellaneous	2,508	170	396	170

Total expenses	2,232,703	620,020	1,144,190	446,083
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(882,395)	(350,272)	(464,795)	(229,285)

Total expenses after fees waived and/or reimbursed	1,350,308	269,748	679,395	216,798

Net investment income	3,177,305	1,264,778	1,539,288	754,451

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,057)	(324)	(946)	(109)
Investments — affiliated	(20,597)	8,469	(36,068)	(2,516)
Capital gain distributions from underlying funds — affiliated	19,976	8,437	13,004	6,121
Forward foreign currency exchange contracts	(684,040)	(294,424)	(412,724)	(202,635)
Foreign currency transactions	47,359	7,221	27,054	13,353
Futures contracts	3,993,042	1,406,441	1,346,460	841,862
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying
Master Portfolio	41,804,084	12,315,034	21,897,007	8,223,201

	45,155,767	13,450,854	22,833,787	8,879,277

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	1,834,836	499,306	894,669	273,457
Forward foreign currency exchange contracts	(135,181)	(32,923)	(47,668)	(10,725)
Foreign currency translations	(54,851)	(16,285)	(31,960)	(19,266)
Futures contracts	99,020	91,867	124,433	100,257
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	(6,100,689)	1,324,359	(249,187)	1,218,216

	(4,356,865)	1,866,324	690,287	1,561,939

Net realized and unrealized gain	40,798,902	15,317,178	23,524,074	10,441,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,976,207	$16,581,956	$25,063,362	$11,195,667

See notes to financial statements.

84	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended December 31, 2021

	BlackRock LifePath® Dynamic 2060 Fund	BlackRock LifePath® Dynamic 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$112,244	$39,989
Securities lending income — affiliated — net	1,674	460
Net investment income allocated from the applicable affiliated Underlying Master Portfolio
Dividends — affiliated	163,422	63,777
Interest — affiliated	(18,492)	(6,740)
Expenses	(49,585)	(19,438)
Fees waived	26,063	10,104

Total investment income	235,326	88,152

EXPENSES
Investment advisory	56,345	21,061
Professional	33,028	31,668
Administration — class specific	15,158	8,395
Trustees and Officer	7,756	7,724
Service and distribution — class specific	5,634	9,514
Miscellaneous	57	396

Total expenses	117,978	78,758
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(85,780)	(56,576)

Total expenses after fees waived and/or reimbursed	32,198	22,182

Net investment income	203,128	65,970

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2	—
Investments — affiliated	8,546	19,293
Capital gain distributions from underlying funds — affiliated	1,569	531
Forward foreign currency exchange contracts	(38,093)	(12,023)
Foreign currency transactions	(341)	(440)
Futures contracts	133,953	50,315
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	1,662,846	783,479

	1,768,482	841,155

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	97,343	40,975
Forward foreign currency exchange contracts	(5,916)	(3,084)
Foreign currency translations	(1,057)	(26)
Futures contracts	7,394	3,967
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency translations allocated from the applicable affiliated Underlying Master Portfolio	424,139	22,035

	521,903	63,867

Net realized and unrealized gain	2,290,385	905,022

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,493,513	$970,992

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Changes in Net Assets

	BlackRock LifePath® Dynamic Retirement Fund		BlackRock LifePath® Dynamic 2025 Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,999,774	$5,483,556	$1,553,635	$1,427,984
Net realized gain	28,703,021	96,303,063	9,407,314	1,566,956
Net change in unrealized appreciation (depreciation)	(11,744,657)	(63,113,376)	(1,403,847)	7,965,256

Net increase in net assets resulting from operations	20,958,138	38,673,243	9,557,102	10,960,196

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,734,988)	(3,645,572)	(1,217,834)	(288,931)
Investor A	(26,074,393)	(13,755,754)	(2,387,906)	(561,895)
Investor C	(281,301)	(129,725)	(259,045)	(49,190)
Class K	(10,784,844)	(5,203,342)	(7,903,323)	(1,627,680)
Class R	(813,866)	(363,397)	(390,478)	(84,357)

Decrease in net assets resulting from distributions to shareholders	(44,689,392)	(23,097,790)	(12,158,586)	(2,612,053)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,118,381)	(90,010,559)	19,720,651	23,627,611

NET ASSETS
Total increase (decrease) in net assets	(31,849,635)	(74,435,106)	17,119,167	31,975,754
Beginning of year	333,621,146	408,056,252	101,104,401	69,128,647

End of year	$301,771,511	$333,621,146	$118,223,568	$101,104,401

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

86	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2030 Fund		BlackRock LifePath® Dynamic 2035 Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,023,328	$4,473,842	$1,684,569	$1,331,519
Net realized gain (loss)	39,795,305	39,956,119	14,563,188	(150,329)
Net change in unrealized appreciation (depreciation)	(7,432,093)	(8,745,795)	252,954	11,917,188

Net increase in net assets resulting from operations	36,386,540	35,684,166	16,500,711	13,098,378

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(8,379,543)	(2,302,385)	(1,438,930)	(231,317)
Investor A	(27,647,575)	(7,330,812)	(2,965,279)	(560,680)
Investor C	(391,404)	(102,579)	(380,761)	(42,592)
Class K	(15,168,553)	(3,401,010)	(10,464,211)	(1,333,582)
Class R	(792,846)	(146,307)	(385,910)	(55,615)

Decrease in net assets resulting from distributions to shareholders	(52,379,921)	(13,283,093)	(15,635,091)	(2,223,786)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	25,459,944	(45,318,665)	27,236,204	33,609,858

NET ASSETS
Total increase (decrease) in net assets	9,466,563	(22,917,592)	28,101,824	44,484,450
Beginning of year	327,272,637	350,190,229	113,577,476	69,093,026

End of year	$336,739,200	$327,272,637	$141,679,300	$113,577,476

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2040 Fund		BlackRock LifePath® Dynamic 2045 Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,177,305	$3,498,032	$1,264,778	$930,119
Net realized gain (loss)	45,155,767	58,636,042	13,450,854	(1,121,358)
Net change in unrealized appreciation (depreciation)	(4,356,865)	(29,434,701)	1,866,324	10,185,490

Net increase in net assets resulting from operations	43,976,207	32,699,373	16,581,956	9,994,251

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(9,839,631)	(2,555,740)	(980,686)	(153,135)
Investor A	(30,980,877)	(7,421,538)	(2,459,605)	(364,948)
Investor C	(430,701)	(90,499)	(150,555)	(19,283)
Class K	(14,800,890)	(2,907,766)	(9,293,659)	(1,048,480)
Class R	(860,820)	(148,197)	(330,305)	(55,707)

Decrease in net assets resulting from distributions to shareholders	(56,912,919)	(13,123,740)	(13,214,810)	(1,641,553)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	33,393,775	(27,835,429)	28,612,165	27,160,195

NET ASSETS
Total increase (decrease) in net assets	20,457,063	(8,259,796)	31,979,311	35,512,893
Beginning of year	280,619,152	288,878,948	85,752,452	50,239,559

End of year	$301,076,215	$280,619,152	$117,731,763	$85,752,452

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

88	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2050 Fund		BlackRock LifePath® Dynamic 2055 Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,539,288	$1,302,358	$754,451	$495,957
Net realized gain (loss)	22,833,787	2,076,909	8,879,277	(363,900)
Net change in unrealized appreciation (depreciation)	690,287	13,777,507	1,561,939	7,220,009

Net increase in net assets resulting from operations	25,063,362	17,156,774	11,195,667	7,352,066

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,203,659)	(389,427)	(867,256)	(107,752)
Investor A	(11,591,100)	(1,645,183)	(1,941,240)	(269,078)
Investor C	(286,706)	(24,477)	(141,992)	(14,761)
Class K	(9,511,477)	(898,405)	(5,712,311)	(459,897)
Class R	(466,707)	(54,817)	(234,446)	(28,273)

Decrease in net assets resulting from distributions to shareholders	(25,059,649)	(3,012,309)	(8,897,245)	(879,761)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	37,963,599	4,804,994	24,778,285	20,922,860

NET ASSETS
Total increase in net assets	37,967,312	18,949,459	27,076,707	27,395,165
Beginning of year	132,521,055	113,571,596	54,744,822	27,349,657

End of year	$170,488,367	$132,521,055	$81,821,529	$54,744,822

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	89

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® Dynamic 2060 Fund		BlackRock LifePath® Dynamic 2065 Fund

	Year Ended December 31,		Year Ended December 31,

	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$203,128	$112,805	$65,970	$53,936
Net realized gain (loss)	1,768,482	(150,112)	841,155	(288,925)
Net change in unrealized appreciation (depreciation)	521,903	1,689,179	63,867	832,389

Net increase in net assets resulting from operations	2,493,513	1,651,872	970,992	597,400

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(109,730)	(13,449)	(56,505)	(6,592)
Investor A	(84,115)	(8,387)	(66,727)	(5,811)
Investor C	(7,496)	(327)	(46,986)	(2,461)
Class K	(1,421,206)	(142,211)	(403,884)	(46,211)
Class R	(63,969)	(3,654)	(47,496)	(4,693)

Decrease in net assets resulting from distributions to shareholders	(1,686,516)	(168,028)	(621,598)	(65,768)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	8,576,625	5,215,907	1,351,671	174,089

NET ASSETS
Total increase in net assets	9,383,622	6,699,751	1,701,065	705,721
Beginning of year	10,928,150	4,228,399	4,895,695	4,189,974

End of year	$20,311,772	$10,928,150	$6,596,760	$4,895,695

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

90	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$11.68		$11.04		$9.69		$11.00		$10.78

Net investment income(a)	0.16		0.19		0.28		0.25		0.19
Net realized and unrealized gain (loss)	0.63		1.20		1.35		(0.64)		1.05

Net increase (decrease) from investment operations	0.79		1.39		1.63		(0.39)		1.24

Distributions(b)
From net investment income	(0.43)		(0.22)		(0.19)		(0.27)		(0.15)
From net realized gain	(1.15)		(0.53)		(0.09)		(0.65)		(0.87)

Total distributions	(1.58)		(0.75)		(0.28)		(0.92)		(1.02)

Net asset value, end of year	$10.89		$11.68		$11.04		$9.69		$11.00

Total Return(c)
Based on net asset value	6.88%		12.82%		16.91%		(3.68)%		11.68%

Ratios to Average Net Assets(d)
Total expenses	0.77%		0.73%		0.57%		0.58%		0.57%

Total expenses after fees waived and/or reimbursed	0.55%		0.56%		0.55%		0.57%		0.56%

Net investment income	1.34%		1.68%		2.61%		2.26%		1.66%

Supplemental Data
Net assets, end of year (000)	$49,943		$59,201		$99,249		$25,343		$38,119

Portfolio turnover rate	2	%(e)	43	%(f)	35	%(g)	38	%(g)	6	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$10.03		$9.58		$8.45		$9.72		$9.64

Net investment income(a)	0.11		0.13		0.23		0.20		0.14
Net realized and unrealized gain (loss)	0.54		1.05		1.16		(0.57)		0.94

Net increase (decrease) from investment operations	0.65		1.18		1.39		(0.37)		1.08

Distributions(b)
From net investment income	(0.40)		(0.20)		(0.17)		(0.25)		(0.13)
From net realized gain	(1.16)		(0.53)		(0.09)		(0.65)		(0.87)

Total distributions	(1.56)		(0.73)		(0.26)		(0.90)		(1.00)

Net asset value, end of year	$9.12		$10.03		$9.58		$8.45		$9.72

Total Return(c)
Based on net asset value	6.61%		12.56%		16.56%		(3.93)%		11.40%

Ratios to Average Net Assets(d)
Total expenses	1.02%		0.98%		0.82%		0.83%		0.82%

Total expenses after fees waived and/or reimbursed	0.80%		0.81%		0.80%		0.82%		0.82%

Net investment income	1.09%		1.40%		2.43%		2.05%		1.46%

Supplemental Data
Net assets, end of year (000)	$164,481		$190,948		$234,757		$65,509		$81,900

Portfolio turnover rate	2	%(e)	43	%(f)	35	%(g)	38	%(g)	6	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

92	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$11.50		$10.87		$9.57		$10.87		$10.67

Net investment income(a)	0.04		0.06		0.18		0.13		0.07
Net realized and unrealized gain (loss)	0.63		1.20		1.30		(0.63)		1.03

Net increase (decrease) from investment operations	0.67		1.26		1.48		(0.50)		1.10

Distributions(b)
From net investment income	(0.33)		(0.10)		(0.09)		(0.15)		(0.04)
From net realized gain	(1.15)		(0.53)		(0.09)		(0.65)		(0.86)

Total distributions	(1.48)		(0.63)		(0.18)		(0.80)		(0.90)

Net asset value, end of year	$10.69		$11.50		$10.87		$9.57		$10.87

Total Return(c)
Based on net asset value	5.83%		11.72%		15.54%		(4.67)%		10.47%

Ratios to Average Net Assets(d)
Total expenses	1.77%		1.73%		1.62%		1.63%		1.62%

Total expenses after fees waived and/or reimbursed	1.55%		1.57%		1.60%		1.62%		1.62%

Net investment income	0.35%		0.55%		1.66%		1.20%		0.65%

Supplemental Data
Net assets, end of year (000)	$2,249		$2,303		$3,846		$672		$1,034

Portfolio turnover rate	2	%(e)	43	%(f)	35	%(g)	38	%(g)	6	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$11.63		$10.99		$9.65		$10.96		$10.75

Net investment income(a)	0.19		0.21		0.32		0.27		0.22
Net realized and unrealized gain (loss)	0.63		1.21		1.32		(0.64)		1.03

Net increase (decrease) from investment operations	0.82		1.42		1.64		(0.37)		1.25

Distributions(b)
From net investment income	(0.47)		(0.25)		(0.21)		(0.29)		(0.17)
From net realized gain	(1.15)		(0.53)		(0.09)		(0.65)		(0.87)

Total distributions	(1.62)		(0.78)		(0.30)		(0.94)		(1.04)

Net asset value, end of year	$10.83		$11.63		$10.99		$9.65		$10.96

Total Return(c)
Based on net asset value	7.11%		13.17%		17.07%		(3.47)%		11.87%

Ratios to Average Net Assets(d)
Total expenses	0.52%		0.50%		0.37%		0.38%		0.37%

Total expenses after fees waived and/or reimbursed	0.30%		0.32%		0.35%		0.37%		0.36%

Net investment income	1.61%		1.88%		2.99%		2.54%		1.93%

Supplemental Data
Net assets, end of year (000)	$78,916		$74,809		$64,913		$14,901		$15,965

Portfolio turnover rate	2	%(e)	43	%(f)	35	%(g)	38	%(g)	6	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

94	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic Retirement Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$11.54		$10.91		$9.60		$10.91		$10.71

Net investment income(a)	0.11		0.14		0.23		0.20		0.14
Net realized and unrealized gain (loss)	0.62		1.19		1.32		(0.64)		1.03

Net increase (decrease) from investment operations	0.73		1.33		1.55		(0.44)		1.17

Distributions(b)
From net investment income	(0.38)		(0.17)		(0.15)		(0.22)		(0.10)
From net realized gain	(1.15)		(0.53)		(0.09)		(0.65)		(0.87)

Total distributions	(1.53)		(0.70)		(0.24)		(0.87)		(0.97)

Net asset value, end of year	$10.74		$11.54		$10.91		$9.60		$10.91

Total Return(c)
Based on net asset value	6.41%		12.41%		16.24%		(4.11)%		11.11%

Ratios to Average Net Assets(d)
Total expenses	1.22%		1.19%		1.02%		1.03%		1.02%

Total expenses after fees waived and/or reimbursed	1.00%		1.01%		1.00%		1.02%		1.02%

Net investment income	0.91%		1.29%		2.19%		1.87%		1.27%

Supplemental Data
Net assets, end of year (000)	$6,183		$6,360		$5,291		$1,036		$1,167

Portfolio turnover rate	2	%(e)	43	%(f)	35	%(g)	38	%(g)	6	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.72		$13.42		$11.81		$13.52		$12.66

Net investment income(a)	0.20		0.22		0.30		0.25		0.22
Net realized and unrealized gain (loss)	1.08		1.47		1.99		(0.87)		1.71

Net increase (decrease) from investment operations	1.28		1.69		2.29		(0.62)		1.93

Distributions(b)
From net investment income	(0.58)		(0.26)		(0.27)		(0.24)		(0.21)
From net realized gain	(0.99)		(0.13)		(0.41)		(0.85)		(0.86)

Total distributions	(1.57)		(0.39)		(0.68)		(1.09)		(1.07)

Net asset value, end of year	$14.43		$14.72		$13.42		$11.81		$13.52

Total Return(c)
Based on net asset value	8.82%		12.87%		19.46%		(4.66)%		15.45%

Ratios to Average Net Assets(d)
Total expenses	0.80%		0.78%		0.57%		0.57%		0.56%

Total expenses after fees waived and/or reimbursed	0.54%		0.55%		0.55%		0.55%		0.54%

Net investment income	1.29%		1.65%		2.32%		1.87%		1.66%

Supplemental Data
Net assets, end of year (000)	$11,872		$10,690		$2,908		$1,519		$19,134

Portfolio turnover rate	6	%(e)	45	%(f)	35	%(g)	38	%(g)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.58		$13.29		$11.70		$13.50		$12.64

Net investment income(a)	0.15		0.18		0.26		0.26		0.20
Net realized and unrealized gain (loss)	1.08		1.46		1.98		(0.91)		1.70

Net increase (decrease) from investment operations	1.23		1.64		2.24		(0.65)		1.90

Distributions(b)
From net investment income	(0.54)		(0.22)		(0.24)		(0.30)		(0.18)
From net realized gain	(0.99)		(0.13)		(0.41)		(0.85)		(0.86)

Total distributions	(1.53)		(0.35)		(0.65)		(1.15)		(1.04)

Net asset value, end of year	$14.28		$14.58		$13.29		$11.70		$13.50

Total Return(c)
Based on net asset value	8.56%		12.60%		19.16%		(4.87)%		15.21%

Ratios to Average Net Assets(d)
Total expenses	1.05%		1.01%		0.82%		0.83%		0.81%

Total expenses after fees waived and/or reimbursed	0.79%		0.80%		0.80%		0.81%		0.79%

Net investment income	1.02%		1.34%		1.97%		1.94%		1.45%

Supplemental Data
Net assets, end of year (000)	$23,788		$24,518		$23,298		$25,940		$31,393

Portfolio turnover rate	6	%(e)	45	%(f)	35	%(g)	38	%(g)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.49		$13.20		$11.63		$13.44		$12.58

Net investment income(a)	0.04		0.06		0.16		0.16		0.09
Net realized and unrealized gain (loss)	1.07		1.47		1.96		(0.92)		1.70

Net increase (decrease) from investment operations	1.11		1.53		2.12		(0.76)		1.79

Distributions(b)
From net investment income	(0.45)		(0.11)		(0.14)		(0.20)		(0.07)
From net realized gain	(0.99)		(0.13)		(0.41)		(0.85)		(0.86)

Total distributions	(1.44)		(0.24)		(0.55)		(1.05)		(0.93)

Net asset value, end of year	$14.16		$14.49		$13.20		$11.63		$13.44

Total Return(c)
Based on net asset value	7.70%		11.76%		18.25%		(5.70)%		14.39%

Ratios to Average Net Assets(d)
Total expenses	1.80%		1.77%		1.62%		1.63%		1.61%

Total expenses after fees waived and/or reimbursed	1.54%		1.56%		1.60%		1.61%		1.59%

Net investment income	0.28%		0.49%		1.25%		1.17%		0.66%

Supplemental Data
Net assets, end of year (000)	$2,763		$2,610		$3,416		$2,434		$2,583

Portfolio turnover rate	6	%(e)	45	%(f)	35	%(g)	38	%(g)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

98	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.57		$13.28		$11.69		$13.49		$12.63

Net investment income(a)	0.23		0.24		0.34		0.33		0.27
Net realized and unrealized gain (loss)	1.07		1.47		1.96		(0.91)		1.69

Net increase (decrease) from investment operations	1.30		1.71		2.30		(0.58)		1.96

Distributions(b)
From net investment income	(0.62)		(0.29)		(0.30)		(0.37)		(0.24)
From net realized gain	(0.99)		(0.13)		(0.41)		(0.85)		(0.86)

Total distributions	(1.61)		(0.42)		(0.71)		(1.22)		(1.10)

Net asset value, end of year	$14.26		$14.57		$13.28		$11.69		$13.49

Total Return(c)
Based on net asset value	9.05%		13.17%		19.72%		(4.43)%		15.75%

Ratios to Average Net Assets(d)
Total expenses	0.55%		0.52%		0.37%		0.38%		0.36%

Total expenses after fees waived and/or reimbursed	0.29%		0.31%		0.35%		0.36%		0.34%

Net investment income	1.55%		1.84%		2.62%		2.44%		2.01%

Supplemental Data
Net assets, end of year (000)	$75,927		$59,727		$34,027		$9,062		$7,919

Portfolio turnover rate	6	%(e)	45	%(f)	35	%(g)	38	%(g)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	99

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2025 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.56		$13.26		$11.68		$13.49		$12.63

Net investment income(a)	0.13		0.14		0.24		0.24		0.17
Net realized and unrealized gain (loss)	1.07		1.48		1.97		(0.92)		1.71

Net increase (decrease) from investment operations	1.20		1.62		2.21		(0.68)		1.88

Distributions(b)
From net investment income	(0.52)		(0.19)		(0.22)		(0.28)		(0.16)
From net realized gain	(0.99)		(0.13)		(0.41)		(0.85)		(0.86)

Total distributions	(1.51)		(0.32)		(0.63)		(1.13)		(1.02)

Net asset value, end of year	$14.25		$14.56		$13.26		$11.68		$13.49

Total Return(c)
Based on net asset value	8.30%		12.44%		18.91%		(5.10)%		15.02%

Ratios to Average Net Assets(d)
Total expenses	1.25%		1.20%		1.02%		1.03%		1.01%

Total expenses after fees waived and/or reimbursed	0.99%		1.00%		1.00%		1.01%		0.99%

Net investment income	0.85%		1.05%		1.82%		1.77%		1.27%

Supplemental Data
Net assets, end of year (000)	$3,875		$3,559		$5,479		$5,003		$4,308

Portfolio turnover rate	6	%(e)	45	%(f)	35	%(g)	38	%(g)	32	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

100	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.80		$13.65		$11.90		$14.26		$13.79

Net investment income(a)	0.19		0.20		0.29		0.29		0.24
Net realized and unrealized gain (loss)	1.48		1.52		2.32		(1.04)		2.13

Net increase (decrease) from investment operations	1.67		1.72		2.61		(0.75)		2.37

Distributions(b)
From net investment income	(0.75)		(0.23)		(0.30)		(0.31)		(0.25)
From net realized gain	(1.62)		(0.34)		(0.56)		(1.30)		(1.65)

Total distributions	(2.37)		(0.57)		(0.86)		(1.61)		(1.90)

Net asset value, end of year	$14.10		$14.80		$13.65		$11.90		$14.26

Total Return(c)
Based on net asset value	11.46%		13.05%		22.07%		(5.48)%		17.67%

Ratios to Average Net Assets(d)
Total expenses	0.79%		0.75%		0.56%		0.56%		0.55%

Total expenses after fees waived and/or reimbursed	0.53%		0.54%		0.55%		0.56%		0.55%

Net investment income	1.25%		1.51%		2.18%		2.01%		1.64%

Supplemental Data
Net assets, end of year (000)	$55,606		$58,905		$73,530		$59,749		$90,086

Portfolio turnover rate	5	%(e)	38	%(f)	32	%(g)	29	%(g)	21	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	101

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.09		$13.02		$11.39		$13.72		$13.33

Net investment income(a)	0.15		0.16		0.24		0.25		0.20
Net realized and unrealized gain (loss)	1.40		1.45		2.22		(1.00)		2.06

Net increase (decrease) from investment operations	1.55		1.61		2.46		(0.75)		2.26

Distributions(b)
From net investment income	(0.72)		(0.20)		(0.27)		(0.28)		(0.22)
From net realized gain	(1.62)		(0.34)		(0.56)		(1.30)		(1.65)

Total distributions	(2.34)		(0.54)		(0.83)		(1.58)		(1.87)

Net asset value, end of year	$13.30		$14.09		$13.02		$11.39		$13.72

Total Return(c)
Based on net asset value	11.13%		12.79%		21.72%		(5.69)%		17.43%

Ratios to Average Net Assets(d)
Total expenses	1.04%		1.00%		0.81%		0.81%		0.80%

Total expenses after fees waived and/or reimbursed	0.78%		0.79%		0.80%		0.81%		0.80%

Net investment income	1.00%		1.24%		1.89%		1.80%		1.44%

Supplemental Data
Net assets, end of year (000)	$172,296		$183,497		$212,100		$212,050		$265,932

Portfolio turnover rate	5	%(e)	38	%(f)	32	%(g)	29	%(g)	21	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

102	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.47		$13.34		$11.65		$14.01		$13.58

Net investment income(a)	0.04		0.06		0.14		0.15		0.10
Net realized and unrealized gain (loss)	1.43		1.50		2.27		(1.04)		2.08

Net increase (decrease) from investment operations	1.47		1.56		2.41		(0.89)		2.18

Distributions(b)
From net investment income	(0.61)		(0.09)		(0.16)		(0.17)		(0.10)
From net realized gain	(1.62)		(0.34)		(0.56)		(1.30)		(1.65)

Total distributions	(2.23)		(0.43)		(0.72)		(1.47)		(1.75)

Net asset value, end of year	$13.71		$14.47		$13.34		$11.65		$14.01

Total Return(c)

Based on net asset value	10.29%		12.00%		20.76%		(6.53)%		16.48%

Ratios to Average Net Assets(d)
Total expenses	1.79%		1.76%		1.61%		1.61%		1.60%

Total expenses after fees waived and/or reimbursed	1.53%		1.55%		1.60%		1.61%		1.60%

Net investment income	0.23%		0.44%		1.08%		1.05%		0.67%

Supplemental Data
Net assets, end of year (000)	$2,698		$2,925		$3,746		$4,117		$3,888

Portfolio turnover rate	5	%(e)	38	%(f)	32	%(g)	29	%(g)	21	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	103

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.77		$13.62		$11.88		$14.24		$13.77

Net investment income(a)	0.24		0.23		0.34		0.32		0.28
Net realized and unrealized gain (loss)	1.46		1.52		2.29		(1.04)		2.12

Net increase (decrease) from investment operations	1.70		1.75		2.63		(0.72)		2.40

Distributions(b)
From net investment income	(0.79)		(0.26)		(0.33)		(0.34)		(0.28)
From net realized gain	(1.62)		(0.34)		(0.56)		(1.30)		(1.65)

Total distributions	(2.41)		(0.60)		(0.89)		(1.64)		(1.93)

Net asset value, end of year	$14.06		$14.77		$13.62		$11.88		$14.24

Total Return(c)
Based on net asset value	11.70%		13.36%		22.27%		(5.28)%		17.96%

Ratios to Average Net Assets(d)
Total expenses	0.54%		0.51%		0.36%		0.36%		0.35%

Total expenses after fees waived and/or reimbursed	0.28%		0.30%		0.36%		0.36%		0.35%

Net investment income	1.54%		1.73%		2.52%		2.27%		1.91%

Supplemental Data
Net assets, end of year (000)	$100,750		$77,510		$56,168		$28,121		$33,881

Portfolio turnover rate	5	%(e)	38	%(f)	32	%(g)	29	%(g)	21	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

104	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2030 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$14.59		$13.46		$11.76		$14.12		$13.67

Net investment income(a)	0.13		0.14		0.24		0.24		0.18
Net realized and unrealized gain (loss)	1.45		1.50		2.27		(1.05)		2.10

Net increase (decrease) from investment operations	1.58		1.64		2.51		(0.81)		2.28

Distributions(b)
From net investment income	(0.69)		(0.17)		(0.25)		(0.25)		(0.18)
From net realized gain	(1.62)		(0.34)		(0.56)		(1.30)		(1.65)

Total distributions	(2.31)		(0.51)		(0.81)		(1.55)		(1.83)

Net asset value, end of year	$13.86		$14.59		$13.46		$11.76		$14.12

Total Return(c)
Based on net asset value	10.93%		12.58%		21.44%		(5.92)%		17.16%

Ratios to Average Net Assets(d)
Total expenses	1.24%		1.20%		1.01%		1.01%		1.00%

Total expenses after fees waived and/or reimbursed	0.98%		0.99%		1.01%		1.01%		0.99%

Net investment income	0.84%		1.10%		1.78%		1.70%		1.21%

Supplemental Data
Net assets, end of year (000)	$5,389		$4,434		$4,646		$2,575		$2,169

Portfolio turnover rate	5	%(e)	38	%(f)	32	%(g)	29	%(g)	21	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	105

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$15.92		$14.34		$12.21		$14.48		$13.28

Net investment income(a)	0.20		0.22		0.30		0.25		0.22
Net realized and unrealized gain (loss)	1.97		1.71		2.58		(1.15)		2.34

Net increase (decrease) from investment operations	2.17		1.93		2.88		(0.90)		2.56

Distributions(b)
From net investment income	(0.85)		(0.23)		(0.30)		(0.27)		(0.26)
From net realized gain	(1.11)		(0.12)		(0.45)		(1.10)		(1.10)

Total distributions	(1.96)		(0.35)		(0.75)		(1.37)		(1.36)

Net asset value, end of year	$16.13		$15.92		$14.34		$12.21		$14.48

Total Return(c)
Based on net asset value	13.76%		13.82%		23.66%		(6.42)%		19.51%

Ratios to Average Net Assets(d)
Total expenses	0.82%		0.80%		0.57%		0.57%		0.56%

Total expenses after fees waived and/or reimbursed	0.52%		0.54%		0.55%		0.55%		0.53%

Net investment income	1.19%		1.55%		2.20%		1.71%		1.54%

Supplemental Data
Net assets, end of year (000)	$12,898		$11,677		$4,004		$2,231		$10,965

Portfolio turnover rate	3	%(e)	29	%(f)	42	%(g)	40	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

106	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$15.85		$14.27		$12.15		$14.46		$13.26

Net investment income(a)	0.16		0.16		0.25		0.25		0.20
Net realized and unrealized gain (loss)	1.96		1.73		2.58		(1.19)		2.33

Net increase (decrease) from investment operations	2.12		1.89		2.83		(0.94)		2.53

Distributions(b)
From net investment income	(0.81)		(0.19)		(0.26)		(0.27)		(0.23)
From net realized gain	(1.11)		(0.12)		(0.45)		(1.10)		(1.10)

Total distributions	(1.92)		(0.31)		(0.71)		(1.37)		(1.33)

Net asset value, end of year	$16.05		$15.85		$14.27		$12.15		$14.46

Total Return(c)
Based on net asset value	13.46%		13.55%		23.37%		(6.69)%		19.29%

Ratios to Average Net Assets(d)
Total expenses	1.07%		1.03%		0.82%		0.82%		0.81%

Total expenses after fees waived and/or reimbursed	0.77%		0.79%		0.80%		0.80%		0.79%

Net investment income	0.93%		1.18%		1.85%		1.75%		1.38%

Supplemental Data
Net assets, end of year (000)	$26,304		$28,189		$28,656		$27,982		$32,083

Portfolio turnover rate	3	%(e)	29	%(f)	42	%(g)	40	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$15.67		$14.11		$12.02		$14.33		$13.15

Net investment income(a)	0.03		0.06		0.14		0.14		0.08
Net realized and unrealized gain (loss)	1.93		1.70		2.56		(1.19)		2.32

Net increase (decrease) from investment operations	1.96		1.76		2.70		(1.05)		2.40

Distributions(b)
From net investment income	(0.72)		(0.08)		(0.16)		(0.16)		(0.12)
From net realized gain	(1.11)		(0.12)		(0.45)		(1.10)		(1.10)

Total distributions	(1.83)		(0.20)		(0.61)		(1.26)		(1.22)

Net asset value, end of year	$15.80		$15.67		$14.11		$12.02		$14.33

Total Return(c)
Based on net asset value	12.56%		12.68%		22.43%		(7.47)%		18.41%

Ratios to Average Net Assets(d)
Total expenses	1.82%		1.79%		1.62%		1.62%		1.61%

Total expenses after fees waived and/or reimbursed	1.52%		1.55%		1.60%		1.60%		1.59%

Net investment income	0.20%		0.42%		1.07%		0.99%		0.60%

Supplemental Data
Net assets, end of year (000)	$3,637		$3,123		$3,173		$2,609		$2,436

Portfolio turnover rate	3	%(e)	29	%(f)	42	%(g)	40	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

108	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$16.15		$14.53		$12.36		$14.68		$13.45

Net investment income(a)	0.25		0.25		0.37		0.33		0.28
Net realized and unrealized gain (loss)	1.99		1.74		2.58		(1.22)		2.34

Net increase (decrease) from investment operations	2.24		1.99		2.95		(0.89)		2.62

Distributions(b)
From net investment income	(0.90)		(0.25)		(0.33)		(0.33)		(0.29)
From net realized gain	(1.11)		(0.12)		(0.45)		(1.10)		(1.10)

Total distributions	(2.01)		(0.37)		(0.78)		(1.43)		(1.39)

Net asset value, end of year	$16.38		$16.15		$14.53		$12.36		$14.68

Total Return(c)
Based on net asset value	13.96%		14.14%		23.92%		(6.23)%		19.76%

Ratios to Average Net Assets(d)
Total expenses	0.57%		0.54%		0.36%		0.37%		0.36%

Total expenses after fees waived and/or reimbursed	0.27%		0.30%		0.35%		0.35%		0.33%

Net investment income	1.47%		1.77%		2.63%		2.25%		1.92%

Supplemental Data
Net assets, end of year (000)	$95,154		$67,968		$27,720		$6,627		$5,882

Portfolio turnover rate	3	%(e)	29	%(f)	42	%(g)	40	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2035 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$15.85		$14.26		$12.15		$14.46		$13.26

Net investment income(a)	0.13		0.13		0.24		0.22		0.17
Net realized and unrealized gain (loss)	1.95		1.73		2.57		(1.19)		2.33

Net increase (decrease) from investment operations	2.08		1.86		2.81		(0.97)		2.50

Distributions(b)
From net investment income	(0.79)		(0.15)		(0.25)		(0.24)		(0.20)
From net realized gain	(1.11)		(0.12)		(0.45)		(1.10)		(1.10)

Total distributions	(1.90)		(0.27)		(0.70)		(1.34)		(1.30)

Net asset value, end of year	$16.03		$15.85		$14.26		$12.15		$14.46

Total Return(c)
Based on net asset value	13.19%		13.33%		23.15%		(6.87)%		19.08%

Ratios to Average Net Assets(d)
Total expenses	1.27%		1.21%		1.02%		1.02%		1.01%

Total expenses after fees waived and/or reimbursed	0.97%		0.99%		1.00%		1.00%		0.99%

Net investment income	0.77%		0.91%		1.71%		1.55%		1.19%

Supplemental Data
Net assets, end of year (000)	$3,687		$2,620		$5,541		$3,131		$3,782

Portfolio turnover rate	3	%(e)	29	%(f)	42	%(g)	40	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

110	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$18.74		$17.22		$14.62		$18.04		$17.15

Net investment income(a)	0.23		0.23		0.35		0.34		0.29
Net realized and unrealized gain (loss)	2.73		2.09		3.39		(1.65)		3.27

Net increase (decrease) from investment operations	2.96		2.32		3.74		(1.31)		3.56

Distributions(b)
From net investment income	(1.29)		(0.24)		(0.37)		(0.33)		(0.36)
From net realized gain	(2.39)		(0.56)		(0.77)		(1.78)		(2.31)

Total distributions	(3.68)		(0.80)		(1.14)		(2.11)		(2.67)

Net asset value, end of year	$18.02		$18.74		$17.22		$14.62		$18.04

Total Return(c)
Based on net asset value	16.04%		13.98%		25.72%		(7.49)%		21.44%

Ratios to Average Net Assets(d)
Total expenses	0.81%		0.77%		0.55%		0.55%		0.54%

Total expenses after fees waived and/or reimbursed	0.52%		0.53%		0.55%		0.55%		0.54%

Net investment income	1.13%		1.41%		2.10%		1.87%		1.57%

Supplemental Data
Net assets, end of year (000)	$54,509		$59,328		$60,508		$48,056		$67,358

Portfolio turnover rate	6	%(e)	39	%(f)	35	%(g)	39	%(g)	30	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$16.71		$15.44		$13.22		$16.53		$15.91

Net investment income(a)	0.16		0.17		0.27		0.27		0.24
Net realized and unrealized gain (loss)	2.45		1.87		3.06		(1.50)		3.01

Net increase (decrease) from investment operations	2.61		2.04		3.33		(1.23)		3.25

Distributions(b)
From net investment income	(1.26)		(0.21)		(0.34)		(0.30)		(0.32)
From net realized gain	(2.40)		(0.56)		(0.77)		(1.78)		(2.31)

Total distributions	(3.66)		(0.77)		(1.11)		(2.08)		(2.63)

Net asset value, end of year	$15.66		$16.71		$15.44		$13.22		$16.53

Total Return(c)
Based on net asset value	15.84%		13.72%		25.29%		(7.70)%		21.17%

Ratios to Average Net Assets(d)
Total expenses	1.06%		1.02%		0.80%		0.80%		0.79%

Total expenses after fees waived and/or reimbursed	0.77%		0.78%		0.80%		0.80%		0.79%

Net investment income	0.89%		1.14%		1.81%		1.66%		1.41%

Supplemental Data
Net assets, end of year (000)	$153,955		$157,613		$173,103		$168,678		$204,321

Portfolio turnover rate	6	%(e)	39	%(f)	35	%(g)	39	%(g)	30	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

112	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)
	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$18.38		$16.89		$14.37		$17.77		$16.93

Net investment income(a)	0.03		0.05		0.17		0.15		0.11
Net realized and unrealized gain (loss)	2.69		2.06		3.32		(1.62)		3.21

Net increase (decrease) from investment operations	2.72		2.11		3.49		(1.47)		3.32

Distributions(b)
From net investment income	(1.15)		(0.06)		(0.20)		(0.15)		(0.17)
From net realized gain	(2.39)		(0.56)		(0.77)		(1.78)		(2.31)

Total distributions	(3.54)		(0.62)		(0.97)		(1.93)		(2.48)

Net asset value, end of year	$17.56		$18.38		$16.89		$14.37		$17.77

Total Return(c)
Based on net asset value	14.97%		12.80%		24.35%		(8.47)%		20.21%

Ratios to Average Net Assets(d)
Total expenses	1.81%		1.77%		1.60%		1.60%		1.59%

Total expenses after fees waived and/or reimbursed	1.52%		1.55%		1.60%		1.60%		1.59%

Net investment income	0.15%		0.32%		1.05%		0.86%		0.62%

Supplemental Data
Net assets, end of year (000)	$2,486		$2,325		$3,276		$2,541		$3,017

Portfolio turnover rate	6	%(e)	39	%(f)	35	%(g)	39	%(g)	30	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$18.85		$17.32		$14.70		$18.13		$17.23

Net investment income(a)	0.29		0.26		0.41		0.38		0.35
Net realized and unrealized gain (loss)	2.75		2.11		3.38		(1.66)		3.26

Net increase (decrease) from investment operations	3.04		2.37		3.79		(1.28)		3.61

Distributions(b)
From net investment income	(1.34)		(0.28)		(0.40)		(0.37)		(0.40)
From net realized gain	(2.39)		(0.56)		(0.77)		(1.78)		(2.31)

Total distributions	(3.73)		(0.84)		(1.17)		(2.15)		(2.71)

Net asset value, end of year	$18.16		$18.85		$17.32		$14.70		$18.13

Total Return(c)
Based on net asset value	16.38%		14.23%		25.96%		(7.31)%		21.66%

Ratios to Average Net Assets(d)
Total expenses	0.56%		0.53%		0.35%		0.35%		0.34%

Total expenses after fees waived and/or reimbursed	0.27%		0.29%		0.35%		0.35%		0.34%

Net investment income	1.44%		1.58%		2.42%		2.09%		1.87%

Supplemental Data
Net assets, end of year (000)	$85,150		$57,407		$47,987		$28,294		$40,407

Portfolio turnover rate	6	%(e)	39	%(f)	35	%(g)	39	%(g)	30	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

114	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2040 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$18.51		$17.02		$14.48		$17.89		$17.04

Net investment income(a)	0.14		0.16		0.28		0.25		0.22
Net realized and unrealized gain (loss)	2.70		2.06		3.34		(1.63)		3.22

Net increase (decrease) from investment operations	2.84		2.22		3.62		(1.38)		3.44

Distributions(b)
From net investment income	(1.23)		(0.17)		(0.31)		(0.25)		(0.28)
From net realized gain	(2.39)		(0.56)		(0.77)		(1.78)		(2.31)

Total distributions	(3.62)		(0.73)		(1.08)		(2.03)		(2.59)

Net asset value, end of year	$17.73		$18.51		$17.02		$14.48		$17.89

Total Return(c)
Based on net asset value	15.55%		13.45%		25.10%		(7.92)%		20.86%

Ratios to Average Net Assets(d)
Total expenses	1.26%		1.21%		1.01%		1.00%		0.99%

Total expenses after fees waived and/or reimbursed	0.97%		0.98%		1.00%		1.00%		0.99%

Net investment income	0.72%		0.96%		1.70%		1.41%		1.22%

Supplemental Data
Net assets, end of year (000)	$4,977		$3,946		$4,005		$2,078		$3,132

Portfolio turnover rate	6	%(e)	39	%(f)	35	%(g)	39	%(g)	30	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.06		$15.31		$12.75		$15.41		$13.88

Net investment income(a)	0.20		0.21		0.31		0.26		0.23
Net realized and unrealized gain (loss)	2.79		1.91		3.04		(1.47)		2.83

Net increase (decrease) from investment operations	2.99		2.12		3.35		(1.21)		3.06

Distributions(b)
From net investment income	(1.16)		(0.22)		(0.31)		(0.29)		(0.29)
From net realized gain	(1.08)		(0.15)		(0.48)		(1.16)		(1.24)

Total distributions	(2.24)		(0.37)		(0.79)		(1.45)		(1.53)

Net asset value, end of year	$17.81		$17.06		$15.31		$12.75		$15.41

Total Return(c)
Based on net asset value	17.61%		14.31%		26.38%		(8.18)%		22.29%

Ratios to Average Net Assets(d)
Total expenses	0.84%		0.82%		0.58%		0.58%		0.56%

Total expenses after fees waived and/or reimbursed	0.51%		0.53%		0.56%		0.55%		0.53%

Net investment income	1.07%		1.43%		2.13%		1.68%		1.54%

Supplemental Data
Net assets, end of year (000)	$8,641		$7,491		$4,656		$2,967		$8,267

Portfolio turnover rate	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)	46	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

116	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.02		$15.27		$12.72		$15.40		$13.87

Net investment income(a)	0.16		0.16		0.26		0.24		0.21
Net realized and unrealized gain (loss)	2.77		1.92		3.05		(1.50)		2.82

Net increase (decrease) from investment operations	2.93		2.08		3.31		(1.26)		3.03

Distributions(b)
From net investment income	(1.12)		(0.18)		(0.28)		(0.26)		(0.26)
From net realized gain	(1.08)		(0.15)		(0.48)		(1.16)		(1.24)

Total distributions	(2.20)		(0.33)		(0.76)		(1.42)		(1.50)

Net asset value, end of year	$17.75		$17.02		$15.27		$12.72		$15.40

Total Return(c)
Based on net asset value	17.33%		14.03%		26.05%		(8.44)%		22.05%

Ratios to Average Net Assets(d)
Total expenses	1.09%		1.05%		0.84%		0.83%		0.82%

Total expenses after fees waived and/or reimbursed	0.76%		0.79%		0.81%		0.80%		0.78%

Net investment income	0.84%		1.12%		1.82%		1.56%		1.38%

Supplemental Data
Net assets, end of year (000)	$21,856		$17,996		$18,811		$17,742		$20,152

Portfolio turnover rate	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)	46	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$16.78		$15.04		$12.54		$15.20		$13.71

Net investment income(a)	0.02		0.04		0.15		0.12		0.08
Net realized and unrealized gain (loss)	2.72		1.90		2.99		(1.47)		2.79

Net increase (decrease) from investment operations	2.74		1.94		3.14		(1.35)		2.87

Distributions(b)
From net investment income	(1.02)		(0.05)		(0.16)		(0.15)		(0.14)
From net realized gain	(1.08)		(0.15)		(0.48)		(1.16)		(1.24)

Total distributions	(2.10)		(0.20)		(0.64)		(1.31)		(1.38)

Net asset value, end of year	$17.42		$16.78		$15.04		$12.54		$15.20

Total Return(c)
Based on net asset value	16.40%		13.16%		25.07%		(9.13)%		21.10%

Ratios to Average Net Assets(d)
Total expenses	1.84%		1.81%		1.64%		1.63%		1.62%

Total expenses after fees waived and/or reimbursed	1.51%		1.55%		1.61%		1.60%		1.58%

Net investment income	0.08%		0.29%		1.04%		0.78%		0.56%

Supplemental Data
Net assets, end of year (000)	$1,392		$1,129		$1,732		$1,535		$1,375

Portfolio turnover rate	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)	46	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

118	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.25		$15.48		$12.88		$15.57		$14.01

Net investment income(a)	0.26		0.26		0.39		0.32		0.29
Net realized and unrealized gain (loss)	2.81		1.91		3.03		(1.52)		2.84

Net increase (decrease) from investment operations	3.07		2.17		3.42		(1.20)		3.13

Distributions(b)
From net investment income	(1.19)		(0.25)		(0.34)		(0.33)		(0.33)
From net realized gain	(1.08)		(0.15)		(0.48)		(1.16)		(1.24)

Total distributions	(2.27)		(0.40)		(0.82)		(1.49)		(1.57)

Net asset value, end of year	$18.05		$17.25		$15.48		$12.88		$15.57

Total Return(c)
Based on net asset value	17.93%		14.54%		26.67%		(7.99)%		22.58%

Ratios to Average Net Assets(d)
Total expenses	0.59%		0.57%		0.37%		0.38%		0.37%

Total expenses after fees waived and/or reimbursed	0.26%		0.29%		0.34%		0.35%		0.33%

Net investment income	1.35%		1.73%		2.60%		2.04%		1.90%

Supplemental Data
Net assets, end of year (000)	$82,853		$56,683		$20,936		$4,471		$3,385

Portfolio turnover rate	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)	46	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2045 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$16.97		$15.23		$12.69		$15.37		$13.85

Net investment income(a)	0.12		0.13		0.24		0.21		0.19
Net realized and unrealized gain (loss)	2.77		1.90		3.03		(1.49)		2.80

Net increase (decrease) from investment operations	2.89		2.03		3.27		(1.28)		2.99

Distributions(b)
From net investment income	(1.10)		(0.14)		(0.25)		(0.24)		(0.23)
From net realized gain	(1.08)		(0.15)		(0.48)		(1.16)		(1.24)

Total distributions	(2.18)		(0.29)		(0.73)		(1.40)		(1.47)

Net asset value, end of year	$17.68		$16.97		$15.23		$12.69		$15.37

Total Return(c)
Based on net asset value	17.10%		13.73%		25.83%		(8.63)%		21.81%

Ratios to Average Net Assets(d)
Total expenses	1.29%		1.24%		1.04%		1.03%		1.02%

Total expenses after fees waived and/or reimbursed	0.96%		0.99%		1.01%		1.00%		0.98%

Net investment income	0.64%		0.87%		1.65%		1.38%		1.24%

Supplemental Data
Net assets, end of year (000)	$2,989		$2,454		$4,104		$3,196		$3,039

Portfolio turnover rate	—	%(e)(f)	26	%(g)	49	%(h)	47	%(h)	46	%(h)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)	Rounds to less than 1%.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

120	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$22.78		$20.39		$17.13		$21.54		$18.58

Net investment income(a)	0.26		0.24		0.41		0.36		0.33
Net realized and unrealized gain (loss)	3.83		2.67		4.09		(2.07)		3.89

Net increase (decrease) from investment operations	4.09		2.91		4.50		(1.71)		4.22

Distributions(b)
From net investment income	(1.69)		(0.26)		(0.42)		(0.42)		(0.40)
From net realized gain	(2.19)		(0.26)		(0.82)		(2.28)		(0.86)

Total distributions	(3.88)		(0.52)		(1.24)		(2.70)		(1.26)

Net asset value, end of year	$22.99		$22.78		$20.39		$17.13		$21.54

Total Return(c)
Based on net asset value	18.15%		14.80%		26.38%		(8.27)%		22.85%

Ratios to Average Net Assets(d)
Total expenses	0.84%		0.79%		0.56%		0.56%		0.54%

Total expenses after fees waived and/or reimbursed	0.54%		0.54%		0.55%		0.55%		0.53%

Net investment income	1.04%		1.24%		2.07%		1.68%		1.59%

Supplemental Data
Net assets, end of year (000)	$21,290		$19,215		$16,870		$11,376		$18,804

Portfolio turnover rate	1	%(e)	31	%(f)	42	%(g)	43	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$22.69		$20.31		$17.06		$21.47		$18.54

Net investment income(a)	0.19		0.19		0.34		0.31		0.29
Net realized and unrealized gain (loss)	3.82		2.66		4.10		(2.07)		3.86

Net increase (decrease) from investment operations	4.01		2.85		4.44		(1.76)		4.15

Distributions(b)
From net investment income	(1.64)		(0.21)		(0.37)		(0.37)		(0.36)
From net realized gain	(2.19)		(0.26)		(0.82)		(2.28)		(0.86)

Total distributions	(3.83)		(0.47)		(1.19)		(2.65)		(1.22)

Net asset value, end of year	$22.87		$22.69		$20.31		$17.06		$21.47

Total Return(c)
Based on net asset value	17.88%		14.50%		26.11%		(8.51)%		22.48%

Ratios to Average Net Assets(d)
Total expenses	1.09%		1.04%		0.81%		0.81%		0.79%

Total expenses after fees waived and/or reimbursed	0.79%		0.79%		0.80%		0.80%		0.78%

Net investment income	0.78%		0.96%		1.76%		1.47%		1.43%

Supplemental Data
Net assets, end of year (000)	$77,982		$73,608		$75,986		$70,181		$82,949

Portfolio turnover rate	1	%(e)	31	%(f)	42	%(g)	43	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

122	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$22.36		$20.02		$16.86		$21.26		$18.38

Net investment income(a)	0.01		0.04		0.20		0.14		0.14
Net realized and unrealized gain (loss)	3.75		2.62		4.02		(2.05)		3.81

Net increase (decrease) from investment operations	3.76		2.66		4.22		(1.91)		3.95

Distributions(b)
From net investment income	(1.51)		(0.06)		(0.24)		(0.21)		(0.21)
From net realized gain	(2.19)		(0.26)		(0.82)		(2.28)		(0.86)

Total distributions	(3.70)		(0.32)		(1.06)		(2.49)		(1.07)

Net asset value, end of year	$22.42		$22.36		$20.02		$16.86		$21.26

Total Return(c)
Based on net asset value	17.00%		13.60%		25.10%		(9.25)%		21.53%

Ratios to Average Net Assets(d)
Total expenses	1.84%		1.80%		1.61%		1.61%		1.59%

Total expenses after fees waived and/or reimbursed	1.54%		1.55%		1.60%		1.60%		1.58%

Net investment income	0.05%		0.19%		1.01%		0.68%		0.66%

Supplemental Data
Net assets, end of year (000)	$2,002		$1,477		$1,774		$1,299		$1,211

Portfolio turnover rate	1	%(e)	31	%(f)	42	%(g)	43	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$22.86		$20.46		$17.18		$21.59		$18.63

Net investment income(a)	0.33		0.29		0.50		0.37		0.39
Net realized and unrealized gain (loss)	3.83		2.68		4.06		(2.05)		3.88

Net increase (decrease) from investment operations	4.16		2.97		4.56		(1.68)		4.27

Distributions(b)
From net investment income	(1.73)		(0.31)		(0.46)		(0.45)		(0.45)
From net realized gain	(2.19)		(0.26)		(0.82)		(2.28)		(0.86)

Total distributions	(3.92)		(0.57)		(1.28)		(2.73)		(1.31)

Net asset value, end of year	$23.10		$22.86		$20.46		$17.18		$21.59

Total Return(c)
Based on net asset value	18.45%		15.07%		26.67%		(8.11)%		23.07%

Ratios to Average Net Assets(d)
Total expenses	0.59%		0.55%		0.36%		0.36%		0.34%

Total expenses after fees waived and/or reimbursed	0.29%		0.30%		0.35%		0.35%		0.33%

Net investment income	1.34%		1.47%		2.54%		1.69%		1.89%

Supplemental Data
Net assets, end of year (000)	$66,065		$35,574		$16,383		$4,504		$17,057

Portfolio turnover rate	1	%(e)	31	%(f)	42	%(g)	43	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

124	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2050 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$22.59		$20.23		$17.00		$21.42		$18.50

Net investment income(a)	0.15		0.15		0.31		0.27		0.25
Net realized and unrealized gain (loss)	3.80		2.64		4.08		(2.08)		3.85

Net increase (decrease) from investment operations	3.95		2.79		4.39		(1.81)		4.10

Distributions(b)
From net investment income	(1.61)		(0.17)		(0.34)		(0.33)		(0.32)
From net realized gain	(2.19)		(0.26)		(0.82)		(2.28)		(0.86)

Total distributions	(3.80)		(0.43)		(1.16)		(2.61)		(1.18)

Net asset value, end of year	$22.74		$22.59		$20.23		$17.00		$21.42

Total Return(c)
Based on net asset value	17.65%		14.23%		25.92%		(8.74)%		22.24%

Ratios to Average Net Assets(d)
Total expenses	1.29%		1.24%		1.01%		1.01%		0.99%

Total expenses after fees waived and/or reimbursed	0.99%		1.00%		1.00%		1.00%		0.98%

Net investment income	0.60%		0.77%		1.57%		1.29%		1.22%

Supplemental Data
Net assets, end of year (000)	$3,149		$2,647		$2,558		$1,620		$1,548

Portfolio turnover rate	1	%(e)	31	%(f)	42	%(g)	43	%(g)	35	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master SmallCap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund

	Institutional

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.94		$15.90		$13.19		$15.86		$14.28

Net investment income(a)	0.20		0.20		0.32		0.26		0.24
Net realized and unrealized gain (loss)	3.07		2.18		3.16		(1.56)		2.93

Net increase (decrease) from investment operations	3.27		2.38		3.48		(1.30)		3.17

Distributions(b)
From net investment income	(1.24)		(0.21)		(0.31)		(0.29)		(0.29)
From net realized gain	(1.07)		(0.13)		(0.46)		(1.08)		(1.30)

Total distributions	(2.31)		(0.34)		(0.77)		(1.37)		(1.59)

Net asset value, end of year	$18.90		$17.94		$15.90		$13.19		$15.86

Total Return(c)
Based on net asset value	18.43%		15.47%		26.48%		(8.43)%		22.57%

Ratios to Average Net Assets(d)
Total expenses	0.87%		0.85%		0.59%		0.61%		0.59%

Total expenses after fees waived and/or reimbursed	0.54%		0.54%		0.54%		0.55%		0.52%

Net investment income	0.99%		1.30%		2.14%		1.65%		1.54%

Supplemental Data
Net assets, end of year (000)	$7,814		$6,308		$3,461		$1,748		$4,863

Portfolio turnover rate	2	%(e)	23	%(f)	54	%(g)	57	%(g)	59	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

126	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.85		$15.82		$13.13		$15.81		$14.25

Net investment income(a)	0.15		0.16		0.27		0.24		0.22
Net realized and unrealized gain (loss)	3.06		2.17		3.15		(1.57)		2.90

Net increase (decrease) from investment operations	3.21		2.33		3.42		(1.33)		3.12

Distributions(b)
From net investment income	(1.21)		(0.17)		(0.27)		(0.27)		(0.26)
From net realized gain	(1.07)		(0.13)		(0.46)		(1.08)		(1.30)

Total distributions	(2.28)		(0.30)		(0.73)		(1.35)		(1.56)

Net asset value, end of year	$18.78		$17.85		$15.82		$13.13		$15.81

Total Return(c)
Based on net asset value	18.13%		15.17%		26.12%		(8.63)%		22.24%

Ratios to Average Net Assets(d)
Total expenses	1.12%		1.09%		0.85%		0.86%		0.85%

Total expenses after fees waived and/or reimbursed	0.79%		0.80%		0.80%		0.80%		0.78%

Net investment income	0.75%		1.05%		1.81%		1.53%		1.39%

Supplemental Data
Net assets, end of year (000)	$17,422		$15,871		$13,347		$11,583		$11,416

Portfolio turnover rate	2	%(e)	23	%(f)	54	%(g)	57	%(g)	59	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Investor C

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.59		$15.58		$12.95		$15.62		$14.11

Net investment income(a)	(0.00	)(b)	0.04		0.16		0.12		0.10
Net realized and unrealized gain (loss)	3.00		2.15		3.10		(1.56)		2.86

Net increase (decrease) from investment operations	3.00		2.19		3.26		(1.44)		2.96

Distributions(c)
From net investment income	(1.10)		(0.05)		(0.17)		(0.15)		(0.15)
From net realized gain	(1.07)		(0.13)		(0.46)		(1.08)		(1.30)

Total distributions	(2.17)		(0.18)		(0.63)		(1.23)		(1.45)

Net asset value, end of year	$18.42		$17.59		$15.58		$12.95		$15.62

Total Return(d)
Based on net asset value	17.19%		14.32%		25.17%		(9.36)%		21.24%

Ratios to Average Net Assets(e)
Total expenses	1.87%		1.84%		1.65%		1.66%		1.65%

Total expenses after fees waived and/or reimbursed	1.54%		1.56%		1.60%		1.60%		1.58%

Net investment income	(0.00)%		0.27%		1.08%		0.75%		0.62%

Supplemental Data
Net assets, end of year (000)	$1,340		$1,071		$1,212		$862		$729

Portfolio turnover rate	2	%(f)	23	%(g)	54	%(h)	57	%(h)	59	%(h)

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(g)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(h)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

128	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$18.19		$16.12		$13.36		$16.06		$14.45

Net investment income(a)	0.26		0.25		0.40		0.32		0.30
Net realized and unrealized gain (loss)	3.11		2.20		3.16		(1.60)		2.94

Net increase (decrease) from investment operations	3.37		2.45		3.56		(1.28)		3.24

Distributions(b)
From net investment income	(1.28)		(0.25)		(0.34)		(0.34)		(0.33)
From net realized gain	(1.07)		(0.13)		(0.46)		(1.08)		(1.30)

Total distributions	(2.35)		(0.38)		(0.80)		(1.42)		(1.63)

Net asset value, end of year	$19.21		$18.19		$16.12		$13.36		$16.06

Total Return(c)
Based on net asset value	18.72%		15.69%		26.75%		(8.21)%		22.79%

Ratios to Average Net Assets(d)
Total expenses	0.62%		0.60%		0.39%		0.41%		0.40%

Total expenses after fees waived and/or reimbursed	0.29%		0.30%		0.34%		0.35%		0.33%

Net investment income	1.28%		1.58%		2.58%		1.99%		1.88%

Supplemental Data
Net assets, end of year (000)	$53,041		$30,189		$7,240		$1,920		$1,426

Portfolio turnover rate	2	%(e)	23	%(f)	54	%(g)	57	%(g)	59	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2055 Fund (continued)

	Class R

	Year Ended December 31,

	2021		2020		2019		2018		2017

Net asset value, beginning of year	$17.82		$15.78		$13.11		$15.80		$14.25

Net investment income(a)	0.12		0.13		0.24		0.21		0.19
Net realized and unrealized gain (loss)	3.03		2.17		3.15		(1.58)		2.89

Net increase (decrease) from investment operations	3.15		2.30		3.39		(1.37)		3.08

Distributions(b)
From net investment income	(1.18)		(0.13)		(0.26)		(0.24)		(0.23)
From net realized gain	(1.07)		(0.13)		(0.46)		(1.08)		(1.30)

Total distributions	(2.25)		(0.26)		(0.72)		(1.32)		(1.53)

Net asset value, end of year	$18.72		$17.82		$15.78		$13.11		$15.80

Total Return(c)
Based on net asset value	17.83%		14.96%		25.89%		(8.87)%		21.95%

Ratios to Average Net Assets(d)
Total expenses	1.32%		1.28%		1.04%		1.06%		1.05%

Total expenses after fees waived and/or reimbursed	0.99%		1.00%		1.00%		1.00%		0.98%

Net investment income	0.59%		0.85%		1.59%		1.34%		1.20%

Supplemental Data
Net assets, end of year (000)	$2,204		$1,306		$2,088		$859		$768

Portfolio turnover rate	2	%(e)	23	%(f)	54	%(g)	57	%(g)	59	%(g)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(f)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

See notes to financial statements.

130	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund

	Institutional

									Period from 05/31/17 to 12/31/17	(a)
	Year Ended December 31,
	2021		2020		2019		2018

Net asset value, beginning of period	$12.85		$11.47		$9.34		$11.02		$10.00

Net investment income(b)	0.16		0.16		0.26		0.19		0.13

Net realized and unrealized gain (loss)	2.17		1.44		2.20		(1.13)		1.04

Net increase (decrease) from investment operations	2.33		1.60		2.46		(0.94)		1.17

Distributions(c)
From net investment income	(0.73)		(0.17)		(0.21)		(0.24)		(0.15)
From net realized gain	(0.52)		(0.05)		(0.12)		(0.50)		—

Total distributions	(1.25)		(0.22)		(0.33)		(0.74)		(0.15)

Net asset value, end of period	$13.93		$12.85		$11.47		$9.34		$11.02

Total Return(d)

Based on net asset value	18.14%		14.34%		26.47	%(e)	(8.64)%		11.71	%(f)

Ratios to Average Net Assets(g)

Total expenses	1.05%		1.12%		0.92%		1.10%		1.03	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.52%		0.52%		0.54%		0.55%		0.56	%(h)

Net investment income	1.09%		1.40%		2.39%		1.73%		2.07	%(h)

Supplemental Data
Net assets, end of period (000)	$1,314		$1,197		$237		$19		$27

Portfolio turnover rate	5	%(j)	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.
(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor A

									Period from 05/31/17 to 12/31/17	(a)
	Year Ended December 31,
	2021		2020		2019		2018

Net asset value, beginning of period	$12.84		$11.46		$9.33		$11.02		$10.00

Net investment income(b)	0.12		0.12		0.23		0.17		0.11

Net realized and unrealized gain (loss)	2.17		1.45		2.21		(1.13)		1.04

Net increase (decrease) from investment operations	2.29		1.57		2.44		(0.96)		1.15

Distributions(c)
From net investment income	(0.70)		(0.14)		(0.19)		(0.23)		(0.13)
From net realized gain	(0.52)		(0.05)		(0.12)		(0.50)		—

Total distributions	(1.22)		(0.19)		(0.31)		(0.73)		(0.13)

Net asset value, end of period	$13.91		$12.84		$11.46		$9.33		$11.02

Total Return(d)

Based on net asset value	17.87%		14.03%		26.20	%(e)	(8.90)%		11.56	%(f)

Ratios to Average Net Assets(g)

Total expenses	1.30%		1.36%		1.17%		1.36%		1.29	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.77%		0.80%		0.79%		0.80%		0.82	%(h)

Net investment income	0.84%		1.14%		2.11%		1.61%		1.76	%(h)

Supplemental Data
Net assets, end of period (000)	$1,054		$580		$390		$75		$28

Portfolio turnover rate	5	%(j)	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.62%.
(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

132	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Investor C

									Period from 05/31/17 to 12/31/17	(a)
	Year Ended December 31,
	2021		2020		2019		2018

Net asset value, beginning of period	$12.83		$11.45		$9.34		$11.02		$10.00

Net investment income(b)	0.02		0.04		0.11		0.08		0.06

Net realized and unrealized gain (loss)	2.16		1.45		2.23		(1.13)		1.05

Net increase (decrease) from investment operations	2.18		1.49		2.34		(1.05)		1.11

Distributions(c)
From net investment income	(0.63)		(0.06)		(0.11)		(0.13)		(0.09)
From net realized gain	(0.52)		(0.05)		(0.12)		(0.50)		—

Total distributions	(1.15)		(0.11)		(0.23)		(0.63)		(0.09)

Net asset value, end of period	$13.86		$12.83		$11.45		$9.34		$11.02

Total Return(d)

Based on net asset value	16.98%		13.16%		25.09	%(e)	(9.60)%		11.07	%(f)

Ratios to Average Net Assets(g)

Total expenses	2.05%		2.11%		2.03%		2.16%		2.08	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.51%		1.55%		1.61%		1.60%		1.61	%(h)

Net investment income	0.11%		0.38%		1.07%		0.71%		0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$96		$45		$33		$25		$28

Portfolio turnover rate	5	%(j)	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.41%.
(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class K

									Period from 05/31/17 to 12/31/17	(a)
	Year Ended December 31,
	2021		2020		2019		2018

Net asset value, beginning of period	$12.87		$11.48		$9.34		$11.02		$10.00

Net investment income(b)	0.19		0.18		0.26		0.22		0.13
Net realized and unrealized gain (loss)	2.17		1.45		2.23		(1.13)		1.05

Net increase (decrease) from investment operations	2.36		1.63		2.49		(0.91)		1.18

Distributions(c)
From net investment income	(0.76)		(0.19)		(0.23)		(0.27)		(0.16)
From net realized gain	(0.52)		(0.05)		(0.12)		(0.50)		—

Total distributions	(1.28)		(0.24)		(0.35)		(0.77)		(0.16)

Net asset value, end of period.	$13.95		$12.87		$11.48		$9.34		$11.02

Total Return(d)
Based on net asset value	18.43%		14.62%		26.74	%(e)	(8.45)%		11.82	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.80%		0.87%		0.77%		0.90%		0.82	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.27%		0.29%		0.36%		0.35%		0.35	%(h)

Net investment income	1.34%		1.62%		2.40%		1.96%		2.11	%(h)

Supplemental Data
Net assets, end of period (000)	$17,030		$8,747		$3,384		$1,862		$2,116

Portfolio turnover rate	5	%(j)	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.15%.
(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

134	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2060 Fund (continued)

	Class R

									Period from 05/31/17 to 12/31/17	(a)
	Year Ended December 31,
	2021		2020		2019		2018

Net asset value, beginning of period	$12.85		$11.46		$9.34		$11.02		$10.00

Net investment income(b)	0.09		0.10		0.40		0.15		0.10
Net realized and unrealized gain (loss)	2.17		1.45		2.02		(1.13)		1.04

Net increase (decrease) from investment operations	2.26		1.55		2.42		(0.98)		1.14

Distributions(c)
From net investment income	(0.68)		(0.11)		(0.18)		(0.20)		(0.12)
From net realized gain	(0.52)		(0.05)		(0.12)		(0.50)		—

Total distributions	(1.20)		(0.16)		(0.30)		(0.70)		(0.12)

Net asset value, end of period	$13.91		$12.85		$11.46		$9.34		$11.02

Total Return(d)
Based on net asset value	17.63%		13.84%		25.92	%(e)	(9.05)%		11.40	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.50%		1.56%		1.37%		1.55%		1.49	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.97%		0.98%		0.99%		1.00%		1.01	%(h)

Net investment income	0.66%		0.89%		3.67%		1.30%		1.55	%(h)

Supplemental Data
Net assets, end of period (000)	$817		$359		$185		$19		$22

Portfolio turnover rate	5	%(j)	18	%(k)	44	%(l)	58	%(l)	35	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.82%
(j)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(k)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(l)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund

	Institutional

					Period from 10/30/19 to 12/31/19	(a)
	Year Ended December 31,
	2021		2020

Net asset value, beginning of period	$11.74		$10.47		$10.00

Net investment income(b)	0.14		0.13		0.07
Net realized and unrealized gain	2.02		1.30		0.47

Net increase from investment operations	2.16		1.43		0.54

Distributions(c)
From net investment income	(0.78)		(0.16)		(0.07)
From net realized gain	(0.45)		—		—

Total distributions	(1.23)		(0.16)		(0.07)

Net asset value, end of period	$12.67		$11.74		$10.47

Total Return(d)
Based on net asset value	18.43%		13.99%		5.36	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.47%		1.23%		0.83	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.53%		0.54%		0.56	%(g)

Net investment income	1.09%		1.34%		4.23	%(g)

Supplemental Data
Net assets, end of period (000)	$596		$486		$419

Portfolio turnover rate.	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

136	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor A

					Period from 10/30/19 to 12/31/19	(a)
	Year Ended December 31,
	2021		2020

Net asset value, beginning of period	$11.74		$10.47		$10.00

Net investment income(b)	0.11		0.11		0.07
Net realized and unrealized gain	2.02		1.30		0.46

Net increase from investment operations	2.13		1.41		0.53

Distributions(c)
From net investment income	(0.76)		(0.14)		(0.06)
From net realized gain	(0.45)		—		—

Total distributions	(1.21)		(0.14)		(0.06)

Net asset value, end of period	$12.66		$11.74		$10.47

Total Return(d)
Based on net asset value	18.13%		13.70%		5.32	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.72%		1.48%		1.08	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.78%		0.79%		0.81	%(g)

Net investment income	0.85%		1.10%		3.98	%(g)

Supplemental Data
Net assets, end of period (000)	$722		$501		$419

Portfolio turnover rate	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	137

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Investor C

					Period from 10/30/19 to 12/31/19	(a)
	Year Ended December 31,
	2021		2020

Net asset value, beginning of period	$11.74		$10.47		$10.00

Net investment income(b)	0.01		0.03		0.05
Net realized and unrealized gain	2.02		1.30		0.47

Net increase from investment operations	2.03		1.33		0.52

Distributions(c)
From net investment income	(0.68)		(0.06)		(0.05)
From net realized gain	(0.45)		—		—

Total distributions	(1.13)		(0.06)		(0.05)

Net asset value, end of period	$12.64		$11.74		$10.47

Total Return(d)
Based on net asset value	17.30%		12.83%		5.18	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.47%		2.24%		1.88	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.53%		1.55%		1.61	%(g)

Net investment income	0.08%		0.33%		3.13	%(g)

Supplemental Data
Net assets, end of period (000)	$528		$470		$419

Portfolio turnover rate	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

138	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class K

					Period from
	Year Ended December 31,				10/30/19	(a)

	2021		2020		to 12/31/19

Net asset value, beginning of period	$11.74		$10.48		$10.00

Net investment income(b)	0.18		0.16		0.08
Net realized and unrealized gain	2.01		1.29		0.47

Net increase from investment operations	2.19		1.45		0.55

Distributions(c)
From net investment income	(0.81)		(0.19)		(0.07)
From net realized gain	(0.45)		—		—

Total distributions	(1.26)		(0.19)		(0.07)

Net asset value, end of period	$12.67		$11.74		$10.48

Total Return(d)
Based on net asset value	18.72%		14.15%		5.49	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.22%		0.99%		0.63	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.28%		0.30%		0.36	%(g)

Net investment income	1.35%		1.59%		4.43	%(g)

Supplemental Data
Net assets, end of period (000)	$4,242		$2,969		$2,514

Portfolio turnover rate	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	139

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® Dynamic 2065 Fund (continued)

	Class R

					Period from 10/30/19 to 12/31/19	(a)
	Year Ended December 31,
	2021		2020

Net asset value, beginning of period	$11.74		$10.47		$10.00

Net investment income(b)	0.08		0.09		0.07
Net realized and unrealized gain	2.01		1.30		0.46

Net increase from investment operations	2.09		1.39		0.53

Distributions(c)
From net investment income	(0.73)		(0.12)		(0.06)
From net realized gain	(0.45)		—		—

Total distributions	(1.18)		(0.12)		(0.06)

Net asset value, end of period	$12.65		$11.74		$10.47

Total Return(d)
Based on net asset value	17.86%		13.47%		5.28	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.92%		1.68%		1.28	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.98%		0.99%		1.01	%(g)

Net investment income	0.63%		0.89%		3.78	%(g)

Supplemental Data
Net assets, end of period (000)	$509		$470		$419

Portfolio turnover rate	8	%(i)	45	%(j)	3	%(k)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%
(i)	Includes the purchases and sales of the underlying funds and the Underlying Master Portfolios.
(j)

From January 1, 2020 through March 8, 2020, the rate includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and the Underlying Master Portfolios. Beginning March 9, 2020, the rate includes the LifePath Dynamic Fund’s purchases and sales of the underlying funds and the Underlying Master Portfolios.

(k)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio.

See notes to financial statements.

140	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

As of period end, the investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2025 Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2050 Fund, LifePath Dynamic 2055 Fund, LifePath Dynamic 2060 Fund and LifePath Dynamic 2065 Fund in the Diversified Equity Master Portfolio represented 23.0%, 28.0%, 34.6%, 40.3%, 45.6%, 51.1%, 54.5%, 52.7%, 54.6% and 56.3%, respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio, including the Schedules of Investments, should be read in conjunction with the respective Fund’s financial statements. Diversified Equity Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, Advantage CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	Advantage CoreAlpha Bond Master Portfolio	International Tilts Master Portfolio	Master Total Return Portfolio

LifePath Dynamic Retirement Fund.	7.2%	3.7%	5.6%	0.2%
LifePath Dynamic 2025 Fund	3.5	1.1	3.1	0.1
LifePath Dynamic 2030 Fund	12.1	2.4	11.9	0.1
LifePath Dynamic 2035 Fund	6.0	0.6	5.8	—(a)
LifePath Dynamic 2040 Fund	14.3	0.7	14.6	—(a)
LifePath Dynamic 2045 Fund	6.3	0.1	6.1	—(a)
LifePath Dynamic 2050 Fund	9.7	—(a)	9.0	—(a)
LifePath Dynamic 2055 Fund	4.5	—(a)	4.2	—(a)
LifePath Dynamic 2060 Fund	1.2	—(a)	1.0	—(a)
LifePath Dynamic 2065 Fund	0.4	—(a)	0.4	—(a)

(a)	Amount is less than 0.1%.

Prior to March 9, 2020, each Fund was a “feeder” fund that invested all of its assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of Master Investment Portfolio (“MIP”), each of which had the same objective and strategies as the applicable Fund. Each Fund sought to achieve its investment objective by investing all of its assets in a corresponding Master Portfolio: LifePath Dynamic Retirement Master Portfolio, LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2030 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2040 Master Portfolio, LifePath Dynamic 2045 Master Portfolio, LifePath Dynamic 2050 Master Portfolio, LifePath Dynamic 2055 Master Portfolio, LifePath Dynamic 2060 Master Portfolio and LifePath Dynamic 2065 Master Portfolio (each, a “LifePath Dynamic Master Portfolio” and together, the “LifePath Dynamic Master Portfolios”). The value of each Fund’s investment in its corresponding Master Portfolio reflected the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Funds was directly affected by the performance of the Master Portfolios. As of March 9, 2020, the percentage of each Master Portfolio owned by the corresponding Fund was 100%.

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Notes to Financial Statements  (continued)

On March 9, 2020, each Feeder Fund ceased to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. The change into a stand-alone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares.	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Each Fund records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

As of December 31, 2021, certain investments of the Funds were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

LifePath Dynamic Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

LifePath Dynamic Retirement Fund
Citigroup Global Markets, Inc.	$5,297,885	$(5,297,885)	$—		$—
Goldman Sachs & Co. LLC	2,015,520	(2,015,520)	—		—
Morgan Stanley	336,214	(336,214)	—		—

	$7,649,619	$(7,649,619)	$—		$—

LifePath Dynamic 2025 Fund
Barclays Bank PLC	$512	$(512)	$—		$—
Citigroup Global Markets, Inc.	795,120	(795,120)	—		—
Goldman Sachs & Co. LLC	3,746,800	(3,746,800)	—		—
JPMorgan Securities LLC	564,403	(564,403)	—		—
UBS Securities LLC	250,976	(250,976)	—		—

	$5,357,811	$(5,357,811)	$—		$—

LifePath Dynamic 2030 Fund
Citigroup Global Markets, Inc.	$2,460,234	$(2,460,234)	$—		$—
Goldman Sachs & Co. LLC	14,533,708	(14,533,708)	—		—
JPMorgan Securities LLC	727,667	(727,667)	—		—
Morgan Stanley	1,191,367	(1,191,367)	—		—

	$18,912,976	$(18,912,976)	$—		$—

LifePath Dynamic 2035 Fund
Barclays Bank PLC	$1,755,037	$(1,755,037)	$—		$—
Jefferies LLC	916,111	(916,111)	—		—

	$2,671,148	$(2,671,148)	$—		$—

LifePath Dynamic 2040 Fund
Goldman Sachs & Co. LLC	$1,257,148	$(1,257,148)	$—		$—
JPMorgan Securities LLC	1,493,103	(1,493,103)	—		—

	$2,750,251	$(2,750,251)	$—		$—

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Notes to Financial Statements  (continued)

LifePath Dynamic Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

LifePath Dynamic 2045 Fund
Barclays Bank PLC	$5,681,651	$(5,681,651)	$—		$—
Citigroup Global Markets, Inc.	2,915	(2,915)	—		—
Goldman Sachs & Co. LLC	2,197,692	(2,197,692)	—		—
Jefferies LLC	308,109	(308,109)	—		—

	$8,190,367	$(8,190,367)	$—		$—

LifePath Dynamic 2050 Fund
Citigroup Global Markets, Inc.	$9,674	$(9,674)	$—		$—
Wells Fargo Securities LLC	304,796	(304,796)	—		—

	$314,470	$(314,470)	$—		$—

LifePath Dynamic 2055 Fund
Barclays Bank PLC	$4,689,966	$(4,689,966)	$—		$—
Jefferies LLC	135,303	(135,303)	—		—

	$4,825,269	$(4,825,269)	$—		$—

LifePath Dynamic 2060 Fund
BNP Paribas SA	$12,722	$(12,722)	$—		$—
Citigroup Global Markets, Inc.	16,830	(16,830)	—		—

	$29,552	$(29,552)	$—		$—

LifePath Dynamic 2065 Fund
BNP Paribas SA	$11,264	$(11,264)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the

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Notes to Financial Statements  (continued)

time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each Fund’s net assets.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with each of BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of each Fund for which BIL and BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

LifePath Dynamic Retirement Fund	$ 441,158	$ 22,353	$ 31,523	$ 495,034
LifePath Dynamic 2025 Fund	60,680	26,623	19,216	106,519
LifePath Dynamic 2030 Fund	454,892	28,380	25,468	508,740
LifePath Dynamic 2035 Fund	67,809	34,216	15,754	117,779
LifePath Dynamic 2040 Fund	393,976	23,769	22,386	440,131
LifePath Dynamic 2045 Fund	49,472	12,769	14,104	76,345

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Notes to Financial Statements  (continued)

Fund Name	Investor A	Investor C	Class R	Total

LifePath Dynamic 2050 Fund	$191,343	$17,542	$15,806	$224,691
LifePath Dynamic 2055 Fund	40,265	11,949	9,256	61,470
LifePath Dynamic 2060 Fund	2,041	697	2,896	5,634
LifePath Dynamic 2065 Fund	1,615	5,298	2,601	9,514

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee of 0.30% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.05% of the average daily net assets of Class K Shares and 0.25% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic Retirement Fund	$164,574	$529,389	$6,706	$39,455	$15,762	$755,886
LifePath Dynamic 2025 Fund	35,443	72,817	7,987	35,873	9,608	161,728
LifePath Dynamic 2030 Fund	174,182	545,871	8,514	46,373	12,734	787,674
LifePath Dynamic 2035 Fund	38,338	81,371	10,265	42,580	7,876	180,430
LifePath Dynamic 2040 Fund	178,553	472,771	7,131	36,912	11,193	706,560
LifePath Dynamic 2045 Fund	25,933	59,366	3,831	36,580	7,051	132,761
LifePath Dynamic 2050 Fund	66,221	229,611	5,263	25,874	7,903	334,872
LifePath Dynamic 2055 Fund	22,190	48,317	3,585	21,503	4,629	100,224
LifePath Dynamic 2060 Fund	4,483	2,449	209	6,570	1,447	15,158
LifePath Dynamic 2065 Fund	1,687	1,939	1,589	1,879	1,301	8,395

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

LifePath Dynamic Retirement Fund	$866
LifePath Dynamic 2025 Fund	914
LifePath Dynamic 2030 Fund	1,107
LifePath Dynamic 2035 Fund	1,024
LifePath Dynamic 2040 Fund	1,507
LifePath Dynamic 2045 Fund	1,072
LifePath Dynamic 2050 Fund	1,256
LifePath Dynamic 2055 Fund	1,242
LifePath Dynamic 2060 Fund	311
LifePath Dynamic 2065 Fund	221

For the year ended December 31, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

LifePath Dynamic Retirement Fund	$642	$324
LifePath Dynamic 2030 Fund	404	146
LifePath Dynamic 2035 Fund	—	64
LifePath Dynamic 2040 Fund	—	18
LifePath Dynamic 2045 Fund	—	27
LifePath Dynamic 2050 Fund	—	43
LifePath Dynamic 2055 Fund	—	16

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$3,668
LifePath Dynamic 2025 Fund	3,293

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements  (continued)

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic 2030 Fund	$4,266
LifePath Dynamic 2035 Fund	2,900
LifePath Dynamic 2040 Fund	3,235
LifePath Dynamic 2045 Fund	2,028
LifePath Dynamic 2050 Fund	6,111
LifePath Dynamic 2055 Fund	3,654
LifePath Dynamic 2060 Fund	820
LifePath Dynamic 2065 Fund	191

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

LifePath Dynamic Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$655,156
LifePath Dynamic 2025 Fund	251,898
LifePath Dynamic 2030 Fund	836,875
LifePath Dynamic 2035 Fund	344,076
LifePath Dynamic 2040 Fund	837,906
LifePath Dynamic 2045 Fund	307,415
LifePath Dynamic 2050 Fund	417,910
LifePath Dynamic 2055 Fund	184,855
LifePath Dynamic 2060 Fund	44,176
LifePath Dynamic 2065 Fund	16,994

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of the Manager and the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit to the Funds in an amount equal to these independent expenses through June 30, 2031. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath Dynamic Retirement Fund	$26,892
LifePath Dynamic 2025 Fund	40,757
LifePath Dynamic 2030 Fund	41,481
LifePath Dynamic 2035 Fund	40,858
LifePath Dynamic 2040 Fund	41,254
LifePath Dynamic 2045 Fund	40,829
LifePath Dynamic 2050 Fund	40,774
LifePath Dynamic 2055 Fund	40,776
LifePath Dynamic 2060 Fund	40,784
LifePath Dynamic 2065 Fund	39,391

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an

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Notes to Financial Statements  (continued)

amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2021, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

LifePath Dynamic Retirement Fund	$14,102
LifePath Dynamic 2025 Fund	4,952
LifePath Dynamic 2030 Fund	11,309
LifePath Dynamic 2035 Fund	4,153
LifePath Dynamic 2040 Fund	5,687
LifePath Dynamic 2045 Fund	2,364
LifePath Dynamic 2050 Fund	1,797
LifePath Dynamic 2055 Fund	1,034
LifePath Dynamic 2060 Fund	605
LifePath Dynamic 2065 Fund	129

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

LifePath Dynamic Fund Name	Purchases	Sales	Net Realized Gain (Loss)

LifePath Dynamic Retirement Fund	$723,740	$758,295	$210,034
LifePath Dynamic 2030 Fund	—	1,754,394	59,212
LifePath Dynamic 2035 Fund	714,436	—	—
LifePath Dynamic 2045 Fund	546,593	—	—
LifePath Dynamic 2050 Fund	202,197	—	—
LifePath Dynamic 2055 Fund	325,889	—	—

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments in the Underlying Funds and the Underlying Master Portfolios, excluding short-term investments, were as follows:

LifePath Dynamic Fund Name	Purchases	Sales

LifePath Dynamic Retirement Fund	$5,457,292	$48,921,957
LifePath Dynamic 2025 Fund	14,577,492	6,928,503
LifePath Dynamic 2030 Fund	17,934,667	38,611,037
LifePath Dynamic 2035 Fund	13,573,177	3,351,195
LifePath Dynamic 2040 Fund	16,081,336	38,301,889
LifePath Dynamic 2045 Fund	14,951,525	288,215
LifePath Dynamic 2050 Fund	12,973,254	1,523,261
LifePath Dynamic 2055 Fund	12,814,659	983,324
LifePath Dynamic 2060 Fund	7,145,333	751,703
LifePath Dynamic 2065 Fund	1,310,349	475,275

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20

LifePath Dynamic Retirement Fund
Ordinary income	$34,634,478	$15,622,861
Long-term capital gains	10,054,914	7,474,929

	$44,689,392	$23,097,790

LifePath Dynamic 2025 Fund
Ordinary income	$10,093,028	$2,183,034
Long-term capital gains	2,065,558	429,019

	$12,158,586	$2,612,053

LifePath Dynamic 2030 Fund
Ordinary income	$42,835,495	$9,660,504
Long-term capital gains	9,544,426	3,622,589

	$52,379,921	$13,283,093

LifePath Dynamic 2035 Fund
Ordinary income	$13,621,081	$1,849,650
Long-term capital gains	2,014,010	374,136

	$15,635,091	$2,223,786

LifePath Dynamic 2040 Fund
Ordinary income	$47,697,870	$8,130,567
Long-term capital gains	9,215,049	4,993,173

	$56,912,919	$13,123,740

LifePath Dynamic 2045 Fund

Ordinary income	$11,440,670	$1,276,545
Long-term capital gains	1,774,140	365,008

	$13,214,810	$1,641,553

LifePath Dynamic 2050 Fund
Ordinary income	$21,192,293	$2,287,063
Long-term capital gains	3,867,356	725,246

	$25,059,649	$3,012,309

LifePath Dynamic 2055 Fund
Ordinary income	$7,760,560	$610,343
Long-term capital gains	1,136,685	269,418

	$8,897,245	$879,761

LifePath Dynamic 2060 Fund
Ordinary income	$1,395,073	$133,302
Long-term capital gains	291,443	34,726

	$1,686,516	$168,028

LifePath Dynamic 2065 Fund
Ordinary income	$541,591	$65,768
Long-term capital gains	80,007	—

	$621,598	$65,768

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Notes to Financial Statements  (continued)

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

LifePath Dynamic Retirement Fund	$436,477	$1,030,832	$97,248,188	$98,715,497
LifePath Dynamic 2025 Fund	484,732	356,772	10,383,932	11,225,436
LifePath Dynamic 2030 Fund	2,499,192	1,597,383	31,523,110	35,619,685
LifePath Dynamic 2035 Fund	1,145,878	673,676	16,449,298	18,268,852
LifePath Dynamic 2040 Fund	2,437,506	2,057,022	67,894,716	72,389,244
LifePath Dynamic 2045 Fund	1,348,057	690,172	15,182,478	17,220,707
LifePath Dynamic 2050 Fund	1,812,980	1,081,170	32,900,882	35,795,032
LifePath Dynamic 2055 Fund	1,020,528	491,539	10,275,069	11,787,136
LifePath Dynamic 2060 Fund	246,718	92,602	2,356,556	2,695,876
LifePath Dynamic 2065 Fund	76,411	48,606	945,983	1,071,000

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnerships.

During the year ended December 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

LifePath Dynamic Fund Name	Amounts

LifePath Dynamic 2060 Fund	$908
LifePath Dynamic 2065 Fund	177,558

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

LifePath Dynamic Retirement Fund	$212,849,366	$100,931,983	$(3,685,924)	$97,246,059
LifePath Dynamic 2025 Fund	112,737,821	12,942,008	(2,554,007)	10,388,001
LifePath Dynamic 2030 Fund	323,967,519	42,110,990	(10,571,311)	31,539,679
LifePath Dynamic 2035 Fund	128,053,743	17,930,581	(1,473,937)	16,456,644
LifePath Dynamic 2040 Fund	234,343,887	70,928,582	(3,028,011)	67,900,571
LifePath Dynamic 2045 Fund	110,361,485	15,532,375	(344,334)	15,188,041
LifePath Dynamic 2050 Fund	137,570,541	33,065,990	(162,982)	32,903,008
LifePath Dynamic 2055 Fund	76,228,794	10,370,689	(53,871)	10,316,818
LifePath Dynamic 2060 Fund	18,027,538	2,374,397	(15,527)	2,358,870
LifePath Dynamic 2065 Fund	6,095,513	951,636	(5,628)	946,008

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	151

Notes to Financial Statements  (continued)

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund
Institutional
Shares sold	488,060	$5,807,239	1,330,711	$14,827,207
Shares issued in reinvestment of distributions	602,777	6,729,956	319,690	3,643,195
Shares redeemed	(1,570,916)	(18,746,467)	(5,576,199)	(61,625,389)

	(480,079)	$(6,209,272)	(3,925,798)	$(43,154,987)

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Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic Retirement Fund (continued)
Investor A
Shares sold and automatic conversion of shares	2,084,340	$21,156,438	1,289,826	$12,480,972
Shares issued in reinvestment of distributions	2,771,959	26,074,394	1,404,154	13,755,754
Shares redeemed	(5,851,506)	(59,028,728)	(8,171,762)	(78,187,972)

	(995,207)	$(11,797,896)	(5,477,782)	$(51,951,246)

Investor C
Shares sold	37,075	$434,563	44,105	$472,227
Shares issued in reinvestment of distributions	25,726	281,301	11,528	129,725
Shares redeemed and automatic conversion of shares	(52,604)	(614,208)	(209,277)	(2,201,261)

	10,197	$101,656	(153,644)	$(1,599,309)

Class K
Shares sold	1,819,072	$21,461,764	4,150,218	$45,403,171
Shares issued in reinvestment of distributions	971,319	10,784,844	460,902	5,203,342
Shares redeemed	(1,935,290)	(22,698,640)	(4,085,339)	(44,710,032)

	855,101	$9,547,968	525,781	$5,896,481

Class R
Shares sold	128,160	$1,495,661	196,466	$2,175,319
Shares issued in reinvestment of distributions	69,987	771,413	32,159	363,407
Shares redeemed	(173,180)	(2,027,911)	(162,360)	(1,740,224)

	24,967	$239,163	66,265	$798,502

	(585,021)	$(8,118,381)	(8,965,178)	$(90,010,559)

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2025 Fund
Institutional
Shares sold	129,101	$1,966,729	888,646	$11,673,760
Shares issued in reinvestment of distributions	83,250	1,217,834	21,384	288,932
Shares redeemed	(115,692)	(1,765,047)	(400,641)	(5,305,987)

	96,659	$1,419,516	509,389	$6,656,705

Investor A
Shares sold and automatic conversion of shares	447,327	$6,741,345	636,798	$8,435,427
Shares issued in reinvestment of distributions	165,045	2,387,829	41,843	561,896
Shares redeemed	(627,726)	(9,428,824)	(750,001)	(9,681,873)

	(15,354)	$(299,650)	(71,360)	$(684,550)

Investor C
Shares sold	31,623	$476,473	45,168	$579,626
Shares issued in reinvestment of distributions	18,078	259,044	3,687	49,190
Shares redeemed and automatic conversion of shares	(34,757)	(520,097)	(127,465)	(1,643,028)

	14,944	$215,420	(78,610)	$(1,014,212)

Class K
Shares sold	1,985,634	$29,873,204	3,093,257	$41,393,406
Shares issued in reinvestment of distributions	546,510	7,903,323	121,859	1,627,680
Shares redeemed	(1,307,649)	(19,779,402)	(1,677,608)	(22,161,954)

	1,224,495	$17,997,125	1,537,508	$20,859,132

Class R
Shares sold	102,250	$1,536,990	88,418	$1,078,919
Shares issued in reinvestment of distributions	26,436	381,977	6,234	82,699
Shares redeemed	(101,199)	(1,530,727)	(263,219)	(3,351,082)

	27,487	$388,240	(168,567)	$(2,189,464)

	1,348,231	$19,720,651	1,728,360	$23,627,611

N O T E S T O F I N A N C I A L S T A T E M E N T S	153

Notes to Financial Statements  (continued)

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2030 Fund
Institutional
Shares sold	457,588	$7,030,100	1,111,830	$14,446,442
Shares issued in reinvestment of distributions	580,377	8,372,161	169,701	2,300,605
Shares redeemed	(1,072,915)	(16,716,346)	(2,690,429)	(36,053,727)

	(34,950)	$(1,314,085)	(1,408,898)	$(19,306,680)

Investor A
Shares sold and automatic conversion of shares	1,241,938	$18,268,932	1,133,530	$14,351,731
Shares issued in reinvestment of distributions	2,027,350	27,645,121	568,502	7,330,626
Shares redeemed	(3,337,844)	(48,673,951)	(4,973,565)	(62,154,118)

	(68,556)	$(2,759,898)	(3,271,533)	$(40,471,761)

Investor C
Shares sold	33,067	$496,863	44,725	$576,048
Shares issued in reinvestment of distributions	27,908	390,879	7,704	102,091
Shares redeemed and automatic conversion of shares	(66,384)	(1,012,136)	(130,982)	(1,709,624)

	(5,409)	$(124,394)	(78,553)	$(1,031,485)

Class K
Shares sold	2,167,704	$33,321,257	3,321,635	$44,547,708
Shares issued in reinvestment of distributions	1,055,122	15,168,552	252,738	3,401,010
Shares redeemed	(1,303,916)	(20,047,131)	(2,450,871)	(31,995,623)

	1,918,910	$28,442,678	1,123,502	$15,953,095

Class R
Shares sold	144,805	$2,187,277	129,339	$1,736,301
Shares issued in reinvestment of distributions	55,951	792,671	10,860	146,268
Shares redeemed	(115,770)	(1,764,305)	(181,463)	(2,344,403)

	84,986	$1,215,643	(41,264)	$(461,834)

	1,894,981	$25,459,944	(3,676,746)	$(45,318,665)

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2035 Fund
Institutional
Shares sold	137,169	$2,331,790	686,409	$9,434,424
Shares issued in reinvestment of distributions	88,487	1,438,930	16,611	231,317
Shares redeemed	(159,116)	(2,694,922)	(248,957)	(3,499,406)

	66,540	$1,075,798	454,063	$6,166,335

Investor A
Shares sold and automatic conversion of shares	300,647	$5,100,186	283,156	$3,844,387
Shares issued in reinvestment of distributions	183,138	2,961,409	40,702	560,632
Shares redeemed	(622,675)	(10,409,147)	(553,874)	(7,516,676)

	(138,890)	$(2,347,552)	(230,016)	$(3,111,657)

Investor C
Shares sold	41,902	$697,692	50,104	$696,856
Shares issued in reinvestment of distributions	23,931	380,599	3,106	42,447
Shares redeemed and automatic conversion of shares	(34,942)	(589,940)	(78,832)	(1,087,914)

	30,891	$488,351	(25,622)	$(348,611)

Class K
Shares sold	1,925,304	$33,068,576	3,318,437	$48,044,512
Shares issued in reinvestment of distributions	633,873	10,464,211	94,266	1,333,583
Shares redeemed	(959,255)	(16,595,771)	(1,111,668)	(15,435,233)

	1,599,922	$26,937,016	2,301,035	$33,942,862

154	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2035 Fund (continued)
Class R
Shares sold	76,583	$1,296,077	75,984	$1,034,741
Shares issued in reinvestment of distributions	23,922	385,845	4,077	55,606
Shares redeemed	(35,783)	(599,331)	(303,414)	(4,129,418)

	64,722	$1,082,591	(223,353)	$(3,039,071)

	1,623,185	$27,236,204	2,276,107	$33,609,858

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2040 Fund
Institutional
Shares sold	329,218	$6,553,364	726,062	$11,649,973
Shares issued in reinvestment of distributions	532,577	9,838,851	150,014	2,555,571
Shares redeemed	(1,003,772)	(20,410,866)	(1,224,317)	(20,494,640)

	(141,977)	$(4,018,651)	(348,241)	$(6,289,096)

Investor A
Shares sold and automatic conversion of shares	705,134	$12,521,448	961,598	$13,999,619
Shares issued in reinvestment of distributions	1,922,347	30,980,176	488,068	7,421,469
Shares redeemed	(2,224,604)	(39,351,209)	(3,227,409)	(47,302,352)

	402,877	$4,150,415	(1,777,743)	$(25,881,264)

Investor C
Shares sold	17,643	$344,833	28,242	$437,016
Shares issued in reinvestment of distributions	23,970	430,556	5,392	90,304
Shares redeemed and automatic conversion of shares	(26,516)	(511,440)	(101,124)	(1,631,445)

	15,097	$263,949	(67,490)	$(1,104,125)

Class K
Shares sold	1,435,124	$28,763,844	2,089,339	$35,324,849
Shares issued in reinvestment of distributions	797,388	14,800,890	171,816	2,907,765
Shares redeemed	(588,910)	(11,833,305)	(1,987,238)	(32,571,544)

	1,643,602	$31,731,429	273,917	$5,661,070

Class R
Shares sold	93,641	$1,862,801	75,701	$1,176,447
Shares issued in reinvestment of distributions	47,487	860,820	8,661	147,061
Shares redeemed	(73,655)	(1,456,988)	(106,501)	(1,545,522)

	67,473	$1,266,633	(22,139)	$(222,014)

	1,987,072	$33,393,775	(1,941,696)	$(27,835,429)

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund
Institutional
Shares sold	117,501	$2,190,996	250,447	$3,658,392
Shares issued in reinvestment of distributions	54,880	980,685	10,575	153,135
Shares redeemed	(126,378)	(2,372,547)	(126,020)	(1,880,638)

	46,003	$799,134	135,002	$1,930,889

Investor A
Shares sold and automatic conversion of shares	316,774	$5,884,997	205,905	$2,933,477
Shares issued in reinvestment of distributions	138,085	2,457,831	25,478	364,949
Shares redeemed	(281,044)	(5,089,449)	(405,721)	(5,883,322)

	173,815	$3,253,379	(174,338)	$(2,584,896)

N O T E S T O F I N A N C I A L S T A T E M E N T S	155

Notes to Financial Statements  (continued)

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2045 Fund (continued)
Investor C
Shares sold	17,980	$333,815	28,969	$409,685
Shares issued in reinvestment of distributions	8,624	150,554	1,380	19,279
Shares redeemed and automatic conversion of shares	(13,984)	(262,071)	(78,274)	(1,134,872)

	12,620	$222,298	(47,925)	$(705,908)

Class K
Shares sold	1,411,588	$26,489,500	2,578,695	$39,845,566
Shares issued in reinvestment of distributions	513,064	9,289,105	71,091	1,047,675
Shares redeemed	(620,428)	(11,861,968)	(717,187)	(10,686,485)

	1,304,224	$23,916,637	1,932,599	$30,206,756

Class R
Shares sold	70,143	$1,291,442	95,874	$1,379,186
Shares issued in reinvestment of distributions	18,628	330,307	3,933	55,707
Shares redeemed	(64,289)	(1,201,032)	(224,764)	(3,121,539)

	24,482	$420,717	(124,957)	$(1,686,646)

	1,561,144	$28,612,165	1,720,381	$27,160,195

	Year Ended		Year Ended
	12/31/21		12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2050 Fund
Institutional
Shares sold	191,098	$4,743,957	428,231	$8,437,258
Shares issued in reinvestment of distributions	137,349	3,201,622	20,479	389,156
Shares redeemed	(246,052)	(6,189,010)	(432,317)	(8,672,932)

	82,395	$1,756,569	16,393	$153,482

Investor A
Shares sold and automatic conversion of shares	445,766	$10,944,830	481,629	$9,103,334
Shares issued in reinvestment of distributions	500,139	11,590,017	87,855	1,645,182
Shares redeemed	(780,092)	(19,077,560)	(1,065,892)	(20,728,384)

	165,813	$3,457,287	(496,408)	$(9,979,868)

Investor C
Shares sold	16,983	$414,400	19,331	$363,377
Shares issued in reinvestment of distributions	12,637	286,706	1,332	24,478
Shares redeemed and automatic conversion of shares	(6,384)	(152,240)	(43,236)	(833,967)

	23,236	$548,866	(22,573)	$(446,112)

Class K
Shares sold	1,225,420	$30,444,365	1,396,534	$27,851,210
Shares issued in reinvestment of distributions	407,268	9,511,477	47,255	898,405
Shares redeemed	(329,285)	(8,214,927)	(688,100)	(13,531,366)

	1,303,403	$31,740,915	755,689	$15,218,249

Class R
Shares sold	53,662	$1,312,981	70,083	$1,372,096
Shares issued in reinvestment of distributions	20,247	466,707	2,952	54,812
Shares redeemed	(52,572)	(1,319,726)	(82,369)	(1,567,665)

	21,337	$459,962	(9,334)	$(140,757)

	1,596,184	$37,963,599	243,767	$4,804,994

156	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2055 Fund
Institutional
Shares sold	93,975	$1,844,990	231,024	$3,529,560
Shares issued in reinvestment of distributions	45,733	867,256	7,155	107,753
Shares redeemed	(77,814)	(1,534,485)	(104,273)	(1,674,923)

	61,894	$1,177,761	133,906	$1,962,390

Investor A
Shares sold and automatic conversion of shares	239,813	$4,711,448	265,301	$3,843,823
Shares issued in reinvestment of distributions	103,053	1,941,240	18,239	269,077
Shares redeemed	(304,194)	(5,792,539)	(238,110)	(3,606,263)

	38,672	$860,149	45,430	$506,637

Investor C
Shares sold	17,104	$330,001	33,356	$487,218
Shares issued in reinvestment of distributions	7,688	141,992	1,033	14,754
Shares redeemed and automatic conversion of shares	(12,914)	(249,612)	(51,319)	(761,069)

	11,878	$222,381	(16,930)	$(259,097)

Class K
Shares sold	1,096,274	$21,791,848	1,564,824	$25,100,115
Shares issued in reinvestment of distributions	296,265	5,707,601	29,937	459,140
Shares redeemed	(291,185)	(5,828,891)	(384,754)	(5,962,713)

	1,101,354	$21,670,558	1,210,007	$19,596,542

Class R
Shares sold	59,037	$1,152,986	50,352	$739,749
Shares issued in reinvestment of distributions	12,248	229,938	1,922	27,746
Shares redeemed	(26,887)	(535,488)	(111,316)	(1,651,107)

	44,398	$847,436	(59,042)	$(883,612)

	1,258,196	$24,778,285	1,313,371	$20,922,860

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund
Institutional
Shares sold	69,072	$978,745	84,992	$921,162
Shares issued in reinvestment of distributions	7,698	107,244	1,155	13,008
Shares redeemed	(75,613)	(1,083,664)	(13,594)	(154,817)

	1,157	$2,325	72,553	$779,353

Investor A
Shares sold and automatic conversion of shares	28,776	$409,834	23,396	$247,271
Shares issued in reinvestment of distributions	5,872	81,679	741	8,006
Shares redeemed	(3,991)	(57,692)	(13,024)	(137,906)

	30,657	$433,821	11,113	$117,371

Investor C
Shares sold	3,180	$45,432	604	$7,060
Shares issued in reinvestment of distributions	375	5,205	10	112
Shares redeemed and automatic conversion of shares.	(93)	(1,314)	(2)	(15)

	3,462	$49,323	612	$7,157

Class K
Shares sold	615,517	$8,761,533	443,286	$4,845,082
Shares issued in reinvestment of distributions	84,225	1,175,237	8,693	95,943
Shares redeemed	(158,579)	(2,283,677)	(66,899)	(749,101)

	541,163	$7,653,093	385,080	$4,191,924

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2060 Fund (continued)
Class R
Shares sold	28,241	$402,825	40,572	$437,393
Shares issued in reinvestment of distributions	4,426	61,570	303	3,327
Shares redeemed	(1,833)	(26,332)	(29,080)	(320,618)
	30,834	$438,063	11,795	$120,102

	607,273	$8,576,625	481,153	$5,215,907

	Year Ended 12/31/21		Year Ended 12/31/20

LifePath Dynamic Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath Dynamic 2065 Fund
Institutional
Shares sold	5,727	$76,345	1,612	$17,752
Shares issued in reinvestment of distributions	591	7,490	8	97
Shares redeemed	(678)	(8,919)	(237)	(2,714)

	5,640	$74,916	1,383	$15,135

Investor A
Shares sold and automatic conversion of shares	15,244	$198,794	2,782	$25,235
Shares issued in reinvestment of distributions	1,474	18,665	29	299
Shares redeemed	(2,400)	(31,710)	(114)	(1,213)

	14,318	$185,749	2,697	$24,321

Investor C
Shares sold	1,674	$21,634	—	$—
Shares issued in reinvestment of distributions	146	1,844	—	—
Shares redeemed and automatic conversion of shares	(1)	(15)	—	—

	1,819	$23,463	—	$—

Class K
Shares sold	89,648	$1,172,991	21,545	$225,023
Shares issued in reinvestment of distributions	8,058	102,152	145	1,507
Shares redeemed	(15,781)	(210,506)	(8,865)	(92,138)

	81,925	$1,064,637	12,825	$134,392

Class R
Shares sold	201	$2,702	21	$240
Shares issued in reinvestment of distributions	19	245	—	1
Shares redeemed	(3)	(41)	—	—

	217	$2,906	21	$241

	103,919	$1,351,671	16,926	$174,089

As of December 31, 2021, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic 2045 Fund	—	—	—	2,003	—	2,003
LifePath Dynamic 2055 Fund	—	—	—	2,001	2,000	4,001
LifePath Dynamic 2060 Fund	2,000	2,000	2,000	192,000	2,000	200,000

As of December 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

LifePath Dynamic 2065 Fund	40,000	40,000	40,000	240,000	40,000	400,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

158	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund and BlackRock LifePath® Dynamic 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund and BlackRock LifePath® Dynamic 2065 Fund (ten of the series constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, administrator of the Underlying Master Portfolios, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	159

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

LifePath Dynamic Fund Name	Qualified Dividend Income

LifePath Dynamic Retirement Fund	$1,407,722
LifePath Dynamic 2025 Fund	670,843
LifePath Dynamic 2030 Fund	2,565,210
LifePath Dynamic 2035 Fund	1,175,697
LifePath Dynamic 2040 Fund	3,060,236
LifePath Dynamic 2045 Fund	1,195,502
LifePath Dynamic 2050 Fund	1,864,371
LifePath Dynamic 2055 Fund	828,323
LifePath Dynamic 2060 Fund	197,103
LifePath Dynamic 2065 Fund	74,849

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2021:

LifePath Dynamic Fund Name	Qualified Business Income

LifePath Dynamic Retirement Fund	$125,750
LifePath Dynamic 2025 Fund	36,280
LifePath Dynamic 2030 Fund	160,313
LifePath Dynamic 2035 Fund	55,184
LifePath Dynamic 2040 Fund	186,743
LifePath Dynamic 2045 Fund	48,995
LifePath Dynamic 2050 Fund	91,633
LifePath Dynamic 2055 Fund	33,533
LifePath Dynamic 2060 Fund	7,215
LifePath Dynamic 2065 Fund	3,032

The LifePath Dynamic Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

LifePath Dynamic Fund Name	20% Rate Long-Term Capital Gain Dividends

LifePath Dynamic Retirement Fund	$10,054,914
LifePath Dynamic 2025 Fund	2,065,558
LifePath Dynamic 2030 Fund	9,544,426
LifePath Dynamic 2035 Fund	2,014,010
LifePath Dynamic 2040 Fund	9,215,049
LifePath Dynamic 2045 Fund	1,774,140
LifePath Dynamic 2050 Fund	3,867,356
LifePath Dynamic 2055 Fund	1,136,685
LifePath Dynamic 2060 Fund	291,443
LifePath Dynamic 2065 Fund	80,007

The LifePath Dynamic Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

LifePath Dynamic Fund Name	Federal Obligation Interest

LifePath Dynamic Retirement Fund	$1,349,140
LifePath Dynamic 2025 Fund	448,396
LifePath Dynamic 2030 Fund	1,114,684
LifePath Dynamic 2035 Fund	338,608
LifePath Dynamic 2040 Fund	508,418
LifePath Dynamic 2045 Fund	93,038
LifePath Dynamic 2050 Fund	43,472
LifePath Dynamic 2055 Fund	5,464
LifePath Dynamic 2060 Fund	915
LifePath Dynamic 2065 Fund	222

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

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Important Tax Information  (unaudited) (continued)

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

LifePath Dynamic Fund Name	Dividends-Received Deduction

LifePath Dynamic Retirement Fund	1.21%
LifePath Dynamic 2025 Fund	1.87
LifePath Dynamic 2030 Fund	1.65
LifePath Dynamic 2035 Fund	2.33
LifePath Dynamic 2040 Fund	1.71
LifePath Dynamic 2045 Fund	2.79
LifePath Dynamic 2050 Fund	2.36
LifePath Dynamic 2055 Fund	2.85
LifePath Dynamic 2060 Fund	3.68
LifePath Dynamic 2065 Fund	3.57

The LifePath Dynamic Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

LifePath Dynamic Fund Name	Interest Dividend

LifePath Dynamic Retirement Fund	$3,746,929
LifePath Dynamic 2025 Fund	1,113,886
LifePath Dynamic 2030 Fund	2,579,028
LifePath Dynamic 2035 Fund	703,954
LifePath Dynamic 2040 Fund	971,326
LifePath Dynamic 2045 Fund	155,691
LifePath Dynamic 2050 Fund	81,166
LifePath Dynamic 2055 Fund	17,259
LifePath Dynamic 2060 Fund	3,833
LifePath Dynamic 2065 Fund	1,439

The LifePath Dynamic Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

LifePath Dynamic Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

LifePath Dynamic Retirement Fund	$2,839,509	$23,313,868
LifePath Dynamic 2025 Fund	903,217	5,621,088
LifePath Dynamic 2030 Fund	2,032,720	26,986,684
LifePath Dynamic 2035 Fund	586,669	6,782,138
LifePath Dynamic 2040 Fund	795,502	28,312,062
LifePath Dynamic 2045 Fund	135,269	4,609,494
LifePath Dynamic 2050 Fund	69,758	10,324,736
LifePath Dynamic 2055 Fund	14,758	3,016,254
LifePath Dynamic 2060 Fund	3,230	408,672
LifePath Dynamic 2065 Fund	1,140	147,929

I M P O R T A N T T A X I N F O R M A T I O N	161

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock LifePath® Dynamic Retirement Fund, BlackRock LifePath® Dynamic 2025 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2035 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic 2045 Fund, BlackRock LifePath® Dynamic 2050 Fund, BlackRock LifePath® Dynamic 2055 Fund, BlackRock LifePath® Dynamic 2060 Fund and BlackRock LifePath® Dynamic 2065 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the LifePath Dynamic Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	163

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)  Mr.  Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)  Mr.  Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	165

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	167

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

LifePath Dynamic Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

400 Howard Street

San Francisco, CA 94105

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	169

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPDYN-12/21-AR

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds III

•	iShares MSCI Total International Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	11.67%	28.71%
U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82
International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26
Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCI Total International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 7.60%, Investor A Shares returned 7.37% and Class K Shares returned 7.70%. The benchmark MSCI ACWI ex USA Index returned 7.82% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

The vaccination rollout in developed markets during the first quarter of 2021 boosted optimism for a global economic recovery. However, the reappearance of high numbers of daily COVID-19 cases across Europe weighed down on the general sentiment, especially as social restrictions were tightened again across Europe.

After a relatively slow start in the second quarter of 2021, the vaccination rate across developed markets picked up, leading to more economic activities restarting. The prospect for strong growth, signaled by strong economic data, also boosted European equities over the quarter. Strong corporate earnings in Europe supported market performance as companies benefited from a combination of demand recovery and supply constraints. Services increased over the quarter, as the ease of COVID-19 restrictions helped fuel higher demand. However, despite the improving economic outlook, the European Central Bank policy makers signaled that it was still too soon to withdraw stimulus measures, while despite the Bank of England announcing its plans to slow its quantitative easing program.

In Japan, the consistent increase in COVID-19 cases led the government to extend the state of emergency until June 20, 2021. While market performance was initially weighed down by the slow vaccination campaign, the market began to rally in the second quarter of 2021 as the government rolled out mass vaccination efforts throughout the country. The Japanese equity market started to recover by the end of May, but investors’ concerns over the low vaccination rate persisted, resulting in slight negative performance for the quarter.

In the third quarter of 2021, the COVID-19 pandemic continued to have a negative impact on economic recovery, but to a lesser degree in developed countries as vaccination rates increased. However, concerns regarding inflation, supply chain disruption, and rising energy prices hindered developed markets’ performance.

Strong earnings reports and easing of restrictions in Europe boosted market performance, and many economies began to recover in the first two months of the third quarter. However, an increase in energy prices due to energy shortages, along with concerns of inflation and supply chain disruption, hindered market performance and gross domestic product growth.

In Asia, the concerns regarding the debt crisis of the Chinese property developer Evergrande dampened market performance, especially in Hong Kong. The Japanese market continued its recovery throughout the third quarter of 2021 despite the state of emergency implemented in Tokyo. Japanese equities were supported by strong earnings reports and increased hopes of stimulus and economic reopening, as COVID-19 cases declined.

During the fourth quarter of 2021, developed non-U.S. equity markets posted a gain in October on the back of strong corporate earnings reports and robust economic data. However, the emergence of the new COVID-19 Omicron variant dampened markets performance in November and put pressure on central banks as they faced rising inflation rates on the back of supply chain disruptions. In December, markets rebounded as the new variant was reported to be less severe than expected despite higher transmissibility.

In Europe, the market recovered in December 2021 after concerns regarding the Omicron variant were lessened. The European Central Bank committed to end the emergency bond buying program in March 2022 but promised to keep low borrowing costs over 2022 and to keep the door open for restarting emergency support in the event of turbulence. On the other hand, the Bank of England raised the policy interest rate in December from 0.10% to 0.25%, signaling that inflation risk outweighed the disruptions risk of the Omicron variant.

Asian developed markets finished the fourth quarter of 2021 in negative territory. The uncertainty of the impact of the Omicron variant and higher commodity prices weighed down on the performance of Asian markets. Japanese equities were the worst performer on the back of a weakened yen and renewed ambiguity regarding new mobility restrictions.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	iShares MSCI Total International Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(c)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
Institutional	7.60%	9.65%	7.01%
Investor A	7.37	9.38	6.73
Class K	7.70	9.70	7.28
MSCI ACWI ex USA Index	7.82	9.61	7.28

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$985.40	$0.75		$1,000.00	$1,024.45	$0.77		0.15%
Investor A	1,000.00	984.30	2.00		1,000.00	1,023.19	2.04		0.40
Class K	1,000.00	986.10	0.50		1,000.00	1,024.70	0.51		0.10

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares MSCI Total International Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Total International ex-U.S. Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2021

iShares MSCI Total International Index Fund

ASSETS
Investments, at value — Master Portfolio	$1,403,185,859
Receivables:
Capital shares sold	2,390,935
From the Manager	12,931
Prepaid expenses	27,820

Total assets	1,405,617,545

LIABILITIES
Payables:
Accounting services fees	2,080
Capital shares redeemed	1,367,272
Contributions to the Master Portfolio	1,023,663
Officer’s fees	410
Other accrued expenses	14,680
Professional fees	29,098
Service fees	12,912
Transfer agent fees	79,024

Total liabilities	2,529,139

NET ASSETS	$1,403,088,406

NET ASSETS CONSIST OF
Paid-in capital	$1,122,687,991
Accumulated earnings	280,400,415

NET ASSETS	$1,403,088,406

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities  (continued)

December 31, 2021

iShares MSCI Total International Index Fund

NET ASSET VALUE

Institutional
Net assets	$545,766,924

Shares outstanding	51,785,331

Net asset value	$10.54

Shares authorized	Unlimited

Par value	N/A

Investor A
Net assets	$63,213,866

Shares outstanding	5,994,510

Net asset value	$10.55

Shares authorized	Unlimited

Par value	N/A

Class K
Net assets	$794,107,616

Shares outstanding	72,936,959

Net asset value	$10.89

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2021

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$36,079,640
Dividends — affiliated	1,344
Securities lending income — affiliated — net	187,461
Non-cash dividends — unaffiliated	2,042,890
Foreign taxes withheld	(4,362,960)
Expenses	(1,007,794)
Fees waived	29,134

Total investment income	32,969,715

FUND EXPENSES
Service — class specific	738,919
Transfer agent — class specific	336,935
Administration	135,024
Registration	65,048
Professional	64,903
Accounting services	4,975
Officer	366
Miscellaneous	24,244

Total expenses	1,370,414
Less:
Fees waived and/or reimbursed by the Administrator	(26,484)
Transfer agent fees waived and/or reimbursed — class specific	(7,897)

Total expenses after fees waived and/or reimbursed	1,336,033

Net investment income	31,633,682

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated(a)	(8,019,534)
Investments — affiliated	5,346
Foreign currency transactions	(330,161)
Futures contracts	130,792

(8,213,557)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	70,752,011
Investments — affiliated	(11,043)
Foreign currency translations	4,322
Futures contracts	105,786

70,851,076

Net realized and unrealized gain	62,637,519

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,271,201

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(126,879)
(b) Net of increase in deferred foreign capital gain tax of	$(667,259)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,633,682	$21,953,089
Net realized loss	(8,213,557)	(26,574,974)
Net change in unrealized appreciation (depreciation)	70,851,076	137,120,876

Net increase in net assets resulting from operations	94,271,201	132,498,991

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(10,919,966)	(3,077,851)
Investor A	(5,863,998)	(6,901,551)
Class K	(23,233,137)	(12,453,612)

Decrease in net assets resulting from distributions to shareholders	(40,017,101)	(22,433,014)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	142,617,090	1,422,751

NET ASSETS
Total increase in net assets	196,871,190	111,488,728
Beginning of year	1,206,217,216	1,094,728,488

End of year	$1,403,088,406	$1,206,217,216

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional

	Year Ended December 31,
	2021	2020	2019		2018		2017

Net asset value, beginning of year	$10.10	$9.35	$7.97		$9.54		$7.70

Net investment income(a)	0.25	0.18	0.27		0.26		0.24
Net realized and unrealized gain (loss)	0.51	0.77	1.40		(1.56)		1.86

Net increase (decrease) from investment operations	0.76	0.95	1.67		(1.30)		2.10

Distributions(b)
From net investment income	(0.32)	(0.20)	(0.29)		(0.25)		(0.26)
From net realized gain	—	—	—		—		(0.00	)(c)
Return of capital	—	—	—		(0.02)		—

Total distributions	(0.32)	(0.20)	(0.29)		(0.27)		(0.26)

Net asset value, end of year	$10.54	$10.10	$9.35		$7.97		$9.54

Total Return(d)
Based on net asset value	7.60%	10.72%	21.18%		(13.94)%		27.57%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.15%	0.16%	0.16	%(h)	0.17	%(h)	0.16%

Total expenses after fees waived and/or reimbursed	0.15%	0.15%	0.16%		0.16%		0.16%

Net investment income	2.31%	2.08%	3.08%		2.83%		2.69%

Supplemental Data
Net assets, end of year (000)	$545,767	$156,711	$264,845		$159,351		$73,405

Portfolio turnover rate of the Master Portfolio	13%	23%	5%		40%		57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A

	Year Ended December 31,
	2021	2020	2019		2018		2017

Net asset value, beginning of year	$10.07	$9.32	$7.95		$9.52		$7.68

Net investment income(a)	0.23	0.17	0.25		0.23		0.22
Net realized and unrealized gain (loss)	0.51	0.76	1.39		(1.56)		1.86

Net increase (decrease) from investment operations	0.74	0.93	1.64		(1.33)		2.08

Distributions(b)
From net investment income	(0.26)	(0.18)	(0.27)		(0.22)		(0.24)
From net realized gain	—	—	—		—		(0.00	)(c)
Return of capital	—	—	—		(0.02)		—

Total distributions	(0.26)	(0.18)	(0.27)		(0.24)		(0.24)

Net asset value, end of year	$10.55	$10.07	$9.32		$7.95		$9.52

Total Return(d)
Based on net asset value	7.37%	10.47%	20.80%		(14.19)%		27.32%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.40%	0.42%	0.41	%(h)	0.42	%(h)	0.41%

Total expenses after fees waived and/or reimbursed	0.39%	0.41%	0.41%		0.41%		0.41%

Net investment income	2.14%	2.01%	2.84%		2.55%		2.47%

Supplemental Data
Net assets, end of year (000)	$63,214	$383,705	$341,385		$272,066		$288,431

Portfolio turnover rate of the Master Portfolio	13%	23%	5%		40%		57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K

	Year Ended December 31,
	2021	2020	2019		2018		2017

Net asset value, beginning of year	$10.42	$9.64	$8.21		$9.82		$7.92

Net investment income(a)	0.27	0.20	0.28		0.27		0.25
Net realized and unrealized gain (loss)	0.53	0.79	1.44		(1.61)		1.91

Net increase (decrease) from investment operations	0.80	0.99	1.72		(1.34)		2.16

Distributions(b)
From net investment income	(0.33)	(0.21)	(0.29)		(0.25)		(0.26)
From net realized gain	—	—	—		—		(0.00	)(c)
Return of capital	—	—	—		(0.02)		—

Total distributions	(0.33)	(0.21)	(0.29)		(0.27)		(0.26)

Net asset value, end of year	$10.89	$10.42	$9.64		$8.21		$9.82

Total Return(d)
Based on net asset value	7.70%	10.76%	21.22%		(13.91)%		27.62%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.10%	0.12%	0.11	%(h)	0.12	%(h)	0.11%

Total expenses after fees waived and/or reimbursed	0.10%	0.11%	0.11%		0.11%		0.11%

Net investment income	2.43%	2.31%	3.15%		2.85%		2.75%

Supplemental Data
Net assets, end of year (000)	$794,108	$665,801	$488,498		$299,520		$263,532

Portfolio turnover rate of the Master Portfolio	13%	23%	5%		40%		57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2021, the percentage of the Master Portfolio owned by the Fund was 99.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”)or its affiliates,is included in a complex ofopen-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2021, the class specific service fees borne directly by Investor A Shares were $738,919.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2021, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
Reimbursed amounts	$236	$4,315	$2,438	$6,989

For the year ended December 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$142,174	$163,776	$30,985	$336,935

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.16%
Investor A	0.41
Class K	0.11

The Administrator has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2021, the Administrator waived and/or reimbursed investment advisory fees of $26,484 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the year ended December 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Total
Transfer agent fees waived and/or reimbursed — class specific	$554	$2,740	$4,603	$7,897

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20
iShares MSCI Total International Index Fund Ordinary income	$40,017,101	$22,433,014

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iShares MSCI Total International Index Fund	$571,835	$(32,656,691)	$312,485,271	$280,400,415

(a)	Amounts available to offset future realized capital gains.

(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares MSCI Total International Index Fund
Institutional
Shares sold	40,089,148	$436,234,144	5,369,506	$44,417,496
Shares issued in reinvestment of distributions	1,042,707	10,919,945	375,684	3,077,859
Shares redeemed	(4,860,731)	(51,608,254)	(18,558,941)	(167,688,463)

	36,271,124	$395,545,835	(12,813,751)	$(120,193,108)

Investor A
Shares sold	4,889,048	$51,983,230	12,457,330	$96,930,463
Shares issued in reinvestment of distributions	553,580	5,860,189	849,395	6,898,470
Shares redeemed	(37,545,137)	(407,588,212)	(11,827,367)	(101,027,463)

	(32,102,509)	$(349,744,793)	1,479,358	$2,801,470

Class K
Shares sold	37,491,001	$411,998,858	41,606,576	$366,443,009
Shares issued in reinvestment of distributions	2,129,220	23,135,434	1,473,593	12,420,242
Shares redeemed	(30,555,030)	(338,318,244)	(29,889,303)	(260,048,862)

	9,065,191	$96,816,048	13,190,866	$118,814,389

	13,233,806	$142,617,090	1,856,473	$1,422,751

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares MSCI Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares MSCI Total International Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income

iShares MSCI Total International Index Fund	$ 33,520,991

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2021:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

iShares MSCI Total International Index Fund	$ 37,794,312	$ 3,994,142

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2021	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	2%

Nestle SA, Registered Shares	1

Tencent Holdings Ltd.	1

ASML Holding NV	1

Samsung Electronics Co. Ltd.	1

Roche Holding AG	1

LVMH Moet Hennessy Louis Vuitton SE	1

Alibaba Group Holding Ltd.	1

Toyota Motor Corp.	1

Novartis AG, Registered Shares	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	14%

China	9

United Kingdom	8

Canada	7

France	7

Switzerland	7

Germany	5

Australia	5

United States	5

Taiwan	5

Netherlands	4

South Korea	4

India	4

Sweden	2

Hong Kong	2

Denmark	2

Spain	1

Italy	1

Brazil	1

Russia	1

Saudi Arabia	1

South Africa	1

Finland	1

Singapore	1

Ireland	1

Mexico	1

Belgium	1

Thailand	1

Israel	1

Other	— (a)

Liabilities in Excess of Other Assets#	(3)

(a)	Rounds to less than 1% of net assets.

#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.6%
Afterpay Ltd.(a)	10,494	$633,493
Ampol Ltd.	14,063	303,662
APA Group(b)	76,671	560,909
Aristocrat Leisure Ltd.	28,436	902,063
ASX Ltd.	9,515	643,064
Aurizon Holdings Ltd.	85,217	216,505
AusNet Services Ltd.	88,260	165,106
Australia & New Zealand Banking Group Ltd.	141,227	2,828,965
BHP Group Ltd.	155,701	4,700,882
BHP Group PLC	102,644	3,054,143
BlueScope Steel Ltd.	28,378	433,228
Brambles Ltd.	68,252	528,020
Cochlear Ltd.	3,207	503,340
Coles Group Ltd.	64,627	843,258
Commonwealth Bank of Australia	90,948	6,685,704
Computershare Ltd.	24,463	356,111
Crown Resorts Ltd.(a)	17,839	155,286
CSL Ltd.	24,360	5,152,145
Dexus	50,184	405,781
Domino’s Pizza Enterprises Ltd.	2,454	210,631
Endeavour Group Ltd.	70,555	346,238
Evolution Mining Ltd.	119,419	354,291
Fortescue Metals Group Ltd.	86,608	1,217,427
Glencore PLC	505,353	2,574,914
Goodman Group	81,838	1,577,576
GPT Group	129,031	508,794
IDP Education Ltd.	11,418	287,645
Insurance Australia Group Ltd.	128,895	399,448
Lendlease Corp. Ltd.(b)	34,964	272,249
Macquarie Group Ltd.	17,908	2,676,982
Magellan Financial Group Ltd.	6,351	98,139
Medibank Pvt Ltd.	164,677	401,087
Mirvac Group	177,414	375,545
National Australia Bank Ltd.	168,830	3,544,941
Newcrest Mining Ltd.	45,528	815,411
Northern Star Resources Ltd.	50,376	346,453
Orica Ltd.	20,558	205,010
Origin Energy Ltd.	90,631	345,892
Qantas Airways Ltd.(a)	33,898	123,655
QBE Insurance Group Ltd.	67,301	555,754
Ramsay Health Care Ltd.	8,965	465,911
REA Group Ltd.	2,994	365,093
Reece Ltd.	18,949	372,655
Rio Tinto Ltd.	20,715	1,511,619
Santos Ltd.	148,103	682,232
Scentre Group	238,120	547,766
SEEK Ltd.	14,458	344,674
Sonic Healthcare Ltd.	23,122	784,213
South32 Ltd.	233,710	683,504
Stockland	120,177	370,748
Suncorp Group Ltd.	58,287	469,273
Sydney Airport(a)(b)	68,930	435,188
Tabcorp Holdings Ltd.	94,363	344,737
Telstra Corp. Ltd.	212,153	644,775
Transurban Group(b)	157,066	1,577,617
Treasury Wine Estates Ltd.	31,026	279,741
Vicinity Centres	223,827	275,270
Washington H Soul Pattinson & Co. Ltd.	10,991	236,885
Wesfarmers Ltd.	58,675	2,531,617
Westpac Banking Corp.	183,412	2,845,364

Security	Shares	Value

Australia (continued)
WiseTech Global Ltd.	7,407	$314,141
Woodside Petroleum Ltd.	51,295	817,743
Woolworths Group Ltd.	64,177	1,774,079

		64,984,592

Austria — 0.2%
Erste Group Bank AG	20,977	983,409
OMV AG	7,068	399,715
Raiffeisen Bank International AG	9,388	275,730
Verbund AG	2,924	328,612
voestalpine AG	5,074	184,101

		2,171,567

Belgium — 0.5%
Ageas SA	9,563	495,242
Anheuser-Busch InBev SA/NV	39,290	2,368,792
Elia Group SA/NV	1,275	168,053
Etablissements Franz Colruyt NV	4,592	194,850
Groupe Bruxelles Lambert SA	5,769	644,321
KBC Group NV	12,584	1,081,233
Proximus SADP	7,301	142,587
Sofina SA	925	454,367
Solvay SA	3,386	393,642
UCB SA	6,663	760,421
Umicore SA	9,752	397,827

		7,101,335

Brazil — 0.9%
Alpargatas SA, Preference Shares	14,945	98,976
Ambev SA	242,318	678,061
Americanas SA(a)	20,314	114,470
Atacadao SA	19,425	53,042
B3 SA - Brasil Bolsa Balcao	298,299	594,028
Banco Bradesco SA	68,851	199,579
Banco BTG Pactual SA	64,148	240,945
Banco do Brasil SA	40,649	210,090
Banco Inter SA	13,173	66,981
Banco Santander Brasil SA	31,077	167,160
BB Seguridade Participacoes SA	53,016	196,245
BRF SA(a)	28,171	114,203
CCR SA	52,990	110,012
Centrais Eletricas Brasileiras SA	17,279	105,332
Cia de Saneamento Basico do Estado de Sao Paulo	21,664	158,203
Cia Siderurgica Nacional SA	38,838	173,949
Cosan SA	67,148	263,818
Energisa SA	7,713	61,336
Engie Brasil Energia SA	6,487	44,699
Equatorial Energia SA	36,500	148,008
Hapvida Participacoes e Investimentos SA(c)	59,345	110,160
Hypera SA	19,300	97,704
JBS SA	44,372	302,752
Klabin SA	50,466	232,079
Localiza Rent a Car SA	30,475	289,139
Lojas Renner SA	59,690	258,317
Magazine Luiza SA	159,612	205,737
Natura & Co. Holding SA(a)	42,818	197,438
Notre Dame Intermedica Participacoes SA	25,117	271,156
Petroleo Brasileiro SA	182,275	1,003,806
Raia Drogasil SA	48,280	210,197
Rede D’Or Sao Luiz SA(c)	18,795	150,960
Rumo SA(a)	61,506	195,770
Suzano SA(a)	45,386	490,218
Telefonica Brasil SA	19,852	172,336

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
TIM SA	41,040	$97,211
TOTVS SA	23,178	117,793
Ultrapar Participacoes SA	45,628	120,982
Vale SA	209,381	2,917,368
Via S/A(a)	62,111	58,293
Vibra Energia SA	56,729	217,513
WEG SA	95,902	564,878

		12,080,944

Canada — 7.3%
Agnico Eagle Mines Ltd.	11,562	614,136
Air Canada(a)(d)	5,997	100,175
Algonquin Power & Utilities Corp.(d)	29,406	424,719
Alimentation Couche-Tard, Inc.	42,928	1,798,677
AltaGas Ltd.	16,709	360,744
Ballard Power Systems, Inc.(a)(d)	10,338	129,864
Bank of Montreal	32,334	3,481,219
Bank of Nova Scotia(d)	62,827	4,447,731
Barrick Gold Corp.	92,287	1,754,617
BCE, Inc.	5,059	263,198
BlackBerry Ltd.(a)(d)	26,999	252,285
Brookfield Asset Management, Inc., Class A	71,612	4,324,630
CAE, Inc.(a)(d)	17,908	451,753
Cameco Corp.	19,859	432,990
Canadian Apartment Properties REIT	4,555	215,912
Canadian Imperial Bank of Commerce(d)	23,946	2,791,286
Canadian National Railway Co.	36,311	4,460,258
Canadian Natural Resources Ltd.	59,218	2,502,235
Canadian Pacific Railway Ltd.(d)	46,735	3,361,358
Canadian Tire Corp. Ltd., Class A	3,022	433,465
Canadian Utilities Ltd., Class A	5,686	164,923
Canopy Growth Corp.(a)(d)	11,307	98,683
CCL Industries, Inc., Class B	6,846	367,101
Cenovus Energy Inc.	67,927	832,877
CGI, Inc.(a)	11,239	993,780
Constellation Software, Inc.(d)	1,030	1,911,023
Dollarama, Inc.(d)	15,908	796,186
Emera, Inc.	12,252	612,334
Empire Co. Ltd., Class A	7,280	221,804
Enbridge, Inc.	105,314	4,113,653
Fairfax Financial Holdings Ltd.	1,310	644,401
First Quantum Minerals Ltd.	29,878	714,975
FirstService Corp.	2,229	438,064
Fortis, Inc.	25,070	1,209,551
Franco-Nevada Corp.	9,970	1,378,831
George Weston Ltd.	4,143	480,345
GFL Environmental, Inc.(d)	8,820	333,500
Gildan Activewear, Inc.(d)	9,332	395,648
Great-West Lifeco, Inc.	13,282	398,581
Hydro One Ltd.(c)	14,809	385,283
iA Financial Corp., Inc.	4,390	251,194
IGM Financial, Inc.	4,062	146,495
Imperial Oil Ltd.(d)	11,421	411,895
Intact Financial Corp.	8,420	1,094,444
Ivanhoe Mines Ltd., Class A(a)	38,741	316,066
Keyera Corp.(d)	10,533	237,564
Kinross Gold Corp.(d)	61,690	357,962
Kirkland Lake Gold Ltd.	12,917	541,310
Lightspeed Commerce, Inc.(a)	6,056	244,548
Loblaw Cos. Ltd.(d)	8,981	735,832
Lundin Mining Corp.(d)	38,227	298,575
Magna International, Inc.	13,967	1,130,102

Security	Shares	Value

Canada (continued)
Manulife Financial Corp.	95,589	$1,821,930
Metro, Inc.	11,759	625,808
National Bank of Canada	16,527	1,260,021
Northland Power, Inc.	10,159	304,782
Nutrien Ltd.	28,151	2,115,971
Nuvei Corp.(a)(c)	3,298	213,792
Onex Corp.(d)	4,171	327,362
Open Text Corp.	12,798	607,449
Pan American Silver Corp.	10,536	262,869
Parkland Corp./Canada(d)	7,050	193,785
Pembina Pipeline Corp.(d)	25,441	771,707
Power Corp. of Canada(d)	29,613	978,555
Quebecor, Inc., Class B	7,485	168,937
Restaurant Brands International, Inc.	14,066	852,889
RioCan Real Estate Investment Trust(d)	9,233	167,441
Ritchie Bros. Auctioneers, Inc.(d)	5,096	311,855
Rogers Communications, Inc., Class B	19,147	911,675
Royal Bank of Canada	71,758	7,615,725
Saputo, Inc.	10,865	244,794
Shaw Communications, Inc., Class B	22,087	670,319
Shopify, Inc., Class A(a)	5,694	7,839,980
Sun Life Financial, Inc.	29,092	1,619,327
Suncor Energy Inc.	78,836	1,972,536
TC Energy Corp.(d)	50,615	2,353,991
Teck Resources Ltd., Class B(a)(d)	22,119	637,017
TELUS Corp.	20,836	490,695
TFI International, Inc.	4,269	478,788
Thomson Reuters Corp.	9,346	1,117,649
TMX Group Ltd.	2,646	268,271
Toromont Industries Ltd.	3,706	335,047
Toronto-Dominion Bank	92,160	7,065,636
Tourmaline Oil Corp.	16,047	518,091
West Fraser Timber Co. Ltd.(d)	5,398	514,985
Wheaton Precious Metals Corp.	22,151	950,517
WSP Global, Inc.	5,749	834,570

		102,283,548

Chile — 0.1%
Antofagasta PLC	18,127	329,678
Banco de Chile	1,960,832	153,139
Banco de Credito e Inversiones SA	2,407	70,317
Banco Santander Chile	3,205,454	128,802
Cencosud SA	73,021	122,130
Cia Cervecerias Unidas SA	4,404	36,075
Empresas CMPC SA	65,894	110,442
Empresas COPEC SA	18,259	141,143
Enel Americas SA	1,752,619	191,512
Enel Chile SA	1,792,039	62,799
Falabella SA	52,829	172,314

		1,518,351

China — 9.0%
360 DigiTech, Inc.(a)	5,031	115,361
3SBio, Inc.(a)(c)	95,500	79,586
51job, Inc., ADR(a)	1,550	75,842
AAC Technologies Holdings, Inc.	49,000	193,118
Addsino Co. Ltd., Class A	19,000	49,929
Advanced Micro-Fabrication Equipment, Inc. China, Class A(a)	5,400	107,583
AECC Aviation Power Co. Ltd., Class A	7,600	75,863
Agile Group Holdings Ltd.	76,000	41,255
Agora, Inc., ADR(a)	3,417	55,390
Agricultural Bank of China Ltd., Class A	289,800	134,024

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Agricultural Bank of China Ltd., Class H	1,322,000	$454,817
Aier Eye Hospital Group Co. Ltd., Class A	16,383	109,066
Air China Ltd., Class A(a)	111,198	159,869
Air China Ltd., Class H(a)	62,000	43,301
Airtac International Group	8,371	307,373
Alibaba Group Holding Ltd.(a)	763,252	11,216,431
Alibaba Health Information Technology Ltd.(a)	214,000	181,249
A-Living Smart City Services Co. Ltd., Class H(c)	28,500	48,689
Aluminum Corp. of China Ltd., Class A(a)	100,100	96,434
Aluminum Corp. of China Ltd., Class H(a)	164,000	90,365
Anhui Conch Cement Co. Ltd., Class A	17,700	112,325
Anhui Conch Cement Co. Ltd., Class H	59,500	297,605
Anhui Gujing Distillery Co. Ltd., Class B	8,500	120,964
Anta Sports Products Ltd.	55,000	826,008
Asymchem Laboratories Tianjin Co. Ltd., Class A	2,000	136,846
Autohome, Inc., ADR	3,727	109,872
AviChina Industry & Technology Co. Ltd., Class H	116,000	80,254
Baidu, Inc., ADR(a)(d)	13,665	2,033,215
Bank of Beijing Co. Ltd., Class A	100,100	69,918
Bank of China Ltd., Class A	444,200	213,114
Bank of China Ltd., Class H	3,783,000	1,360,996
Bank of Communications Co. Ltd., Class A	130,900	94,953
Bank of Communications Co. Ltd., Class H	468,700	283,335
Bank of Hangzhou Co. Ltd., Class A	70,800	142,800
Bank of Jiangsu Co. Ltd., Class A	103,740	95,153
Bank of Nanjing Co. Ltd., Class A	57,500	81,019
Bank of Ningbo Co. Ltd., Class A	28,160	169,535
Bank of Shanghai Co. Ltd., Class A	76,510	85,800
Baoshan Iron & Steel Co. Ltd., Class A	75,798	85,654
BBMG Corp., Class A	45,700	20,425
BeiGene Ltd., ADR(a)(d)	2,347	635,873
Beijing Capital International Airport Co. Ltd., Class H(a)	100,000	61,283
Beijing Enterprises Holdings Ltd.	21,000	72,453
Beijing Kingsoft Office Software, Inc.	3,200	133,562
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd.	3,300	115,093
Beijing-Shanghai High Speed Railway Co. Ltd., Class A	153,824	116,836
Bilibili, Inc., ADR(a)(d)	7,879	365,586
BOC Hong Kong Holdings Ltd.	187,500	614,907
BOE Technology Group Co. Ltd., Class A	158,600	126,000
Budweiser Brewing Co. APAC Ltd.(c)	114,100	299,964
BYD Co. Ltd., Class A	5,900	248,475
BYD Co. Ltd., Class H	40,500	1,369,886
BYD Electronic International Co. Ltd.	23,500	86,023
CanSino Biologics, Inc., Class H(a)(c)	3,200	73,982
CGN Power Co. Ltd., Class H(c)	546,000	165,990
Changchun High & New Technology Industry Group, Inc., Class A	2,200	93,993
China Bohai Bank Co. Ltd., Class H(c)	242,000	93,106
China Cinda Asset Management Co. Ltd., Class H	360,000	65,571
China CITIC Bank Corp. Ltd., Class H	448,000	194,329
China Coal Energy Co. Ltd.	231,000	133,549
China Common Rich Renewable Energy Investments Ltd.(a)(e)	11,997	—
China Communications Services Corp. Ltd., Class H	138,000	67,255
China Conch Venture Holdings Ltd.	96,000	469,559
China Construction Bank Corp., Class A	83,600	77,071
China Construction Bank Corp., Class H	4,885,000	3,385,042
China CSSC Holdings Ltd., Class A	30,600	119,457
China Everbright Bank Co. Ltd., Class A	282,300	136,153

Security	Shares	Value

China (continued)
China Evergrande Group(d)	103,000	$21,025
China Feihe Ltd.(c)	213,000	285,782
China Galaxy Securities Co. Ltd., Class A	57,500	101,243
China Galaxy Securities Co. Ltd., Class H	132,500	76,157
China Hongqiao Group Ltd.	133,000	140,575
China Huarong Asset Management Co. Ltd., Class H(a)(c)(e)	320,000	31,394
China Huishan Dairy Holdings Co. Ltd.(a)(e)	109,840	—
China International Capital Corp. Ltd., Class A	6,800	52,483
China International Capital Corp. Ltd., Class H(c)	59,200	163,376
China Lesso Group Holdings Ltd.	39,000	56,069
China Life Insurance Co. Ltd., Class A	7,300	34,544
China Life Insurance Co. Ltd., Class H	415,000	687,934
China Literature Ltd.(a)(c)	21,400	134,656
China Longyuan Power Group Corp. Ltd., Class H	194,000	453,149
China Medical System Holdings Ltd.	61,000	101,968
China Meidong Auto Holdings Ltd.	36,000	185,539
China Mengniu Dairy Co. Ltd.	160,000	907,020
China Merchants Bank Co. Ltd., Class A	65,200	499,670
China Merchants Bank Co. Ltd., Class H	189,078	1,470,947
China Merchants Securities Co. Ltd., Class A	26,300	73,027
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	69,327
China Minsheng Banking Corp. Ltd., Class A	159,000	97,556
China Minsheng Banking Corp. Ltd., Class H	193,680	74,057
China Molybdenum Co. Ltd., Class H	213,000	112,516
China National Building Material Co. Ltd., Class H	228,000	279,924
China National Nuclear Power Co. Ltd., Class A	102,500	133,819
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	7,700	55,496
China Oilfield Services Ltd., Class H	64,000	56,140
China Overseas Land & Investment Ltd.	188,000	445,334
China Overseas Property Holdings Ltd.	85,000	90,147
China Pacific Insurance Group Co. Ltd., Class A	15,500	66,119
China Pacific Insurance Group Co. Ltd., Class H	137,000	372,212
China Petroleum & Chemical Corp., Class A	90,900	60,512
China Petroleum & Chemical Corp., Class H	1,212,400	564,761
China Railway Group Ltd., Class H	230,000	121,706
China Resources Cement Holdings Ltd.	122,000	92,272
China Resources Gas Group Ltd.	48,000	271,162
China Resources Land Ltd.	153,111	645,148
China Resources Mixc Lifestyle Services Ltd.(c)	19,400	90,525
China Shenhua Energy Co. Ltd., Class A	31,800	112,766
China Shenhua Energy Co. Ltd., Class H	140,000	327,640
China Southern Airlines Co. Ltd., Class H(a)	120,000	71,897
China State Construction Engineering Corp. Ltd., Class A	105,700	83,175
China State Construction International Holdings Ltd.	70,000	87,116
China Suntien Green Energy Corp. Ltd.	182,000	141,982
China Tourism Group Duty Free Corp. Ltd., Class A	5,900	203,901
China Tower Corp. Ltd., Class H(c)	1,886,000	208,095
China Vanke Co. Ltd., Class A	62,901	195,643
China Vanke Co. Ltd., Class H	86,200	200,721
China Yangtze Power Co. Ltd., Class A	90,600	323,357
China Yuhua Education Corp. Ltd.(c)	92,000	32,933
China Zheshang Bank Co. Ltd., Class A	198,400	109,243
Chinasoft International Ltd.	150,000	195,607
Chindata Group Holdings Ltd., ADR(a)(d)	8,939	58,908
Chongqing Changan Automobile Co. Ltd., Class A	42,700	102,006
Chongqing Zhifei Biological Products Co. Ltd., Class A	3,700	72,487

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Chow Tai Fook Jewellery Group Ltd.	86,000	$154,962
CIFI Ever Sunshine Services Group Ltd.	58,000	90,078
CIFI Holdings Group Co. Ltd.	178,500	107,363
CITIC Ltd.	315,000	311,641
CITIC Securities Co. Ltd., Class A	32,100	133,408
CITIC Securities Co. Ltd., Class H	103,000	269,022
Contemporary Amperex Technology Co. Ltd., Class A	8,400	775,692
COSCO SHIPPING Energy Transportation Co. Ltd., Class A	78,900	73,488
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	52,777	155,803
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	148,850	288,614
Country Garden Holdings Co. Ltd.	447,270	397,209
Country Garden Services Holdings Co. Ltd.	80,000	480,313
CRRC Corp. Ltd., Class A	206,600	197,950
CSC Financial Co. Ltd., Class A	14,300	65,812
CSPC Pharmaceutical Group Ltd.	422,400	459,946
Dada Nexus Ltd., ADR(a)	5,547	72,999
Dali Foods Group Co. Ltd.(c)	175,500	91,829
Daqo New Energy Corp., ADR(a)	2,904	117,089
DiDi Global, Inc.(a)(d)	15,254	75,965
Dongfeng Motor Group Co. Ltd., Class H	138,000	114,719
Dongyue Group Ltd.	93,000	145,273
East Money Information Co. Ltd., Class A	59,896	350,043
Ecovacs Robotics Co. Ltd., Class A	1,800	42,739
Enn Energy Holdings Ltd.	43,800	825,705
Eve Energy Co. Ltd., Class A	4,600	85,543
Everbright Securities Co. Ltd., Class A	28,900	67,923
Fangda Carbon New Material Co. Ltd., Class A	10,420	17,746
Flat Glass Group Co. Ltd., Class A	18,000	163,831
Flat Glass Group Co. Ltd., Class H	16,000	81,450
Focus Media Information Technology Co. Ltd., Class A	37,300	48,120
Foshan Haitian Flavouring & Food Co. Ltd., Class A	9,828	162,349
Fosun International Ltd.	131,500	141,929
Founder Securities Co. Ltd., Class A	107,800	133,066
Foxconn Industrial Internet Co. Ltd., Class A	3,500	6,563
Futu Holdings Ltd., ADR(a)	2,769	119,898
Fuyao Glass Industry Group Co. Ltd., Class A	13,000	96,301
Fuyao Glass Industry Group Co. Ltd., Class H(c)	22,400	115,842
Ganfeng Lithium Co. Ltd., Class A	7,700	173,394
Ganfeng Lithium Co. Ltd., Class H(c)	9,400	148,017
GDS Holdings Ltd., ADR(a)(d)	4,184	197,317
Geely Automobile Holdings Ltd.	285,000	778,567
Genscript Biotech Corp.(a)	68,000	300,862
GF Securities Co. Ltd., Class H	93,600	178,496
Gigadevice Semiconductor Beijing, Inc., Class A	980	27,118
GoerTek, Inc., Class A	17,700	150,842
GOME Retail Holdings Ltd.(a)(d)	627,000	53,098
Gotion High-tech Co. Ltd., Class A(a)	16,100	129,962
Great Wall Motor Co. Ltd., Class A	13,605	103,760
Great Wall Motor Co. Ltd., Class H	144,000	494,700
Greenland Holdings Corp. Ltd., Class A	25,198	17,207
Greentown China Holdings Ltd.	83,500	134,610
Greentown Service Group Co. Ltd.	94,000	86,797
Guangdong Haid Group Co. Ltd., Class A	10,700	123,360
Guangzhou Automobile Group Co. Ltd., Class H	134,400	132,643
Guangzhou R&F Properties Co. Ltd., Class H	34,400	12,801
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	5,700	73,041
Guangzhou Tinci Materials Technology Co. Ltd., Class A	3,600	64,921

Security	Shares	Value

China (continued)
Guotai Junan Securities Co. Ltd., Class A	55,544	$156,362
Haidilao International Holding Ltd.(c)(d)	66,000	149,211
Haier Smart Home Co. Ltd., Class A	41,800	196,576
Haier Smart Home Co. Ltd., Class H	112,000	473,685
Haitian International Holdings Ltd.	51,000	141,676
Haitong Securities Co. Ltd., Class A	45,000	86,810
Haitong Securities Co. Ltd., Class H	144,400	128,018
Hangzhou First Applied Material Co. Ltd., Class A	800	16,410
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	6,200	78,668
Hansoh Pharmaceutical Group Co. Ltd.(c)	56,000	136,737
Hello Group, Inc., ADR	7,937	71,274
Henan Shuanghui Investment & Development Co. Ltd., Class A	14,800	73,448
Hengan International Group Co. Ltd.	39,000	200,924
Hengli Petrochemical Co. Ltd., Class A	26,600	96,184
HengTen Networks Group Ltd.(a)(d)	124,000	47,013
Hithink RoyalFlush Information Network Co. Ltd., Class A	4,600	104,600
Hua Hong Semiconductor Ltd.(a)(c)	21,000	115,980
Hualan Biological Engineering, Inc., Class A	10,800	49,448
Huaneng Power International, Inc., Class A	97,400	148,456
Huaneng Power International, Inc., Class H	192,000	128,232
Huatai Securities Co. Ltd., Class A	31,600	88,310
Huatai Securities Co. Ltd., Class H(c)	68,800	114,601
Huaxia Bank Co. Ltd., Class A	132,899	117,086
Huayu Automotive Systems Co. Ltd., Class A	8,300	36,951
Huazhu Group Ltd., ADR(a)(d)	8,961	334,604
Hygeia Healthcare Holdings Co. Ltd.(c)	21,600	135,288
Iflytek Co. Ltd., Class A	19,900	164,362
I-Mab, ADR(a)	2,138	101,320
Imeik Technology Development Co. Ltd.	1,400	118,058
Industrial & Commercial Bank of China Ltd., Class A	231,800	168,811
Industrial & Commercial Bank of China Ltd., Class H	2,776,000	1,565,894
Industrial Bank Co. Ltd., Class A	73,700	220,683
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	191,700	84,285
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	126,584
Innovent Biologics, Inc.(a)(c)	64,000	396,312
iQIYI, Inc., ADR(a)	11,889	54,214
JA Solar Technology Co. Ltd.	9,400	136,864
JD Health International, Inc.(a)(c)	12,850	101,366
JD.com, Inc., ADR(a)	8,570	600,500
JD.com, Inc., Class A(a)	72,756	2,506,615
Jiangsu Expressway Co. Ltd., Class H	26,000	26,629
Jiangsu Hengli Hydraulic Co. Ltd., Class A	6,600	84,834
Jiangsu Hengrui Medicine Co. Ltd., Class A	21,312	170,236
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	134,934
Jiangsu Zhongtian Technology Co. Ltd.	45,000	120,031
Jiangxi Copper Co. Ltd., Class A	43,400	153,269
Jiangxi Copper Co. Ltd., Class H	30,000	48,196
Jiangxi Zhengbang Technology Co. Ltd., Class A	28,700	43,609
Jinxin Fertility Group Ltd.(a)(c)	68,000	76,021
Jiumaojiu International Holdings Ltd.(c)	34,000	59,786
JOYY, Inc., ADR(d)	2,689	122,161
Kanzhun Ltd., ADR(a)	4,535	158,181
KE Holdings, Inc., ADR(a)	18,653	375,298
Kingboard Holdings Ltd.	35,000	170,522
Kingdee International Software Group Co. Ltd.(a)	154,000	474,036

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Kingfa Sci & Tech Co. Ltd., Class A	25,700	$50,855
Kingsoft Cloud Holdings Ltd., ADR(a)(d)	3,200	50,400
Kingsoft Corp. Ltd.	49,000	215,520
Kuaishou Technology(a)(c)	28,300	262,382
Kunlun Energy Co. Ltd.	268,000	251,472
Kweichow Moutai Co. Ltd., Class A	3,716	1,197,143
KWG Group Holdings Ltd.	74,000	48,463
Lenovo Group Ltd.	442,000	507,984
Lens Technology Co. Ltd., Class A	12,300	44,477
Li Auto, Inc., ADR(a)(d)	28,498	914,786
Li Ning Co. Ltd.	120,500	1,321,889
Lingyi iTech Guangdong Co., Class A(a)	7,000	8,115
Logan Group Co. Ltd.	72,000	55,033
Longfor Group Holdings Ltd.(c)	91,500	431,583
LONGi Green Energy Technology Co. Ltd., Class A	16,940	229,771
Luxshare Precision Industry Co. Ltd., Class A	18,129	140,368
Luzhou Laojiao Co. Ltd., Class A	3,900	155,836
Mango Excellent Media Co. Ltd., Class A	11,800	106,196
Maxscend Microelectronics Co. Ltd., Class A	2,340	120,416
Meituan, Class B(a)(c)	205,700	5,948,324
Metallurgical Corp. of China Ltd., Class A	138,300	83,527
Microport Scientific Corp.	37,000	134,865
Ming Yuan Cloud Group Holdings Ltd.	19,000	43,333
Minth Group Ltd.	32,000	140,972
MMG Ltd.(a)	232,000	74,628
Muyuan Foods Co. Ltd., Class A	15,946	134,008
Nanjing Securities Co. Ltd., Class A	33,000	51,480
NARI Technology Co. Ltd., Class A	18,240	114,979
NAURA Technology Group Co. Ltd., Class A	1,100	60,101
NetEase, Inc.	82,840	1,674,911
NetEase, Inc., ADR(d)	3,837	390,530
New China Life Insurance Co. Ltd., Class A	7,700	47,111
New China Life Insurance Co. Ltd., Class H	43,200	115,586
New Hope Liuhe Co. Ltd., Class A(a)	12,700	30,396
New Oriental Education & Technology Group, Inc., ADR(a)	81,222	170,566
Ningxia Baofeng Energy Group Co. Ltd., Class A	5,000	13,657
NIO, Inc., ADR(a)(d)	70,611	2,236,956
Noah Holdings Ltd., ADR(a)(d)	1,707	52,388
Nongfu Spring Co. Ltd., Class H(c)	100,400	663,168
Ovctek China, Inc.	10,800	97,613
People’s Insurance Co. Group of China Ltd., Class H	381,000	115,375
PetroChina Co. Ltd., Class H	1,084,000	480,099
Pharmaron Beijing Co. Ltd., Class H(c)	8,800	135,895
PICC Property & Casualty Co. Ltd., Class H	320,298	261,825
Pinduoduo, Inc., ADR(a)(d)	21,134	1,232,112
Ping An Bank Co. Ltd., Class A	47,100	122,077
Ping An Healthcare and Technology Co. Ltd.(a)(c)	25,800	94,044
Ping An Insurance Group Co. of China Ltd., Class A	49,000	388,702
Ping An Insurance Group Co. of China Ltd., Class H	309,000	2,226,689
Poly Developments and Holdings Group Co. Ltd., Class A	43,000	105,716
Postal Savings Bank of China Co. Ltd., Class A	132,700	106,494
Postal Savings Bank of China Co. Ltd., Class H(c)	453,000	318,118
Power Construction Corp. of China Ltd., Class A	63,300	80,493
Powerlong Real Estate Holdings Ltd.	182,000	95,289
RLX Technology, Inc., ADR(a)	33,312	129,917
Rongsheng Petro Chemical Co. Ltd., Class A	35,850	102,541
SAIC Motor Corp. Ltd., Class A	30,300	98,387
Sangfor Technologies, Inc., Class A	3,500	105,214

Security	Shares	Value

China (continued)
Sany Heavy Equipment International Holdings Co. Ltd.	28,000	$27,129
Sany Heavy Industry Co. Ltd., Class A	32,700	117,357
Seazen Group Ltd.	108,000	73,048
Seazen Holdings Co. Ltd., Class A	17,500	80,279
SF Holding Co. Ltd., Class A	15,900	172,540
SG Micro Corp., Class A	2,500	121,600
Shaanxi Coal Industry Co. Ltd., Class A	27,700	53,250
Shandong Gold Mining Co. Ltd., Class A	29,204	86,575
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	132,000	164,564
Shanghai Baosight Software Co. Ltd.	47,800	230,635
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	10,562	81,218
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	21,500	94,659
Shanghai International Airport Co. Ltd., Class A(a)	11,200	82,167
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	60,800	55,420
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	117,648
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	127,455
Shanghai Putailai New Energy Technology Co. Ltd., Class A	4,700	118,735
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	2,800	138,988
Shengyi Technology Co. Ltd., Class A	17,700	65,546
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	103,021
Shenzhen Goodix Technology Co. Ltd., Class A	2,100	35,640
Shenzhen Inovance Technology Co. Ltd., Class A	9,750	105,313
Shenzhen International Holdings Ltd.	40,500	42,073
Shenzhen Kangtai Biological Products Co. Ltd., Class A	4,700	72,774
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	4,300	257,622
Shenzhen Transsion Holdings Co. Ltd.	6,290	155,524
Shenzhou International Group Holdings Ltd.	40,800	790,038
Shimao Group Holdings Ltd.	51,000	33,389
Shimao Services Holdings Ltd.(c)	57,000	39,675
Silergy Corp.	4,000	723,985
Sinopharm Group Co. Ltd., Class H	56,800	123,622
Sinotruk Hong Kong Ltd.	49,500	76,213
Smoore International Holdings Ltd.(c)	96,000	490,218
Sunac China Holdings Ltd.	130,000	196,655
Sunac Services Holdings Ltd.(a)(c)	45,000	45,932
Sungrow Power Supply Co. Ltd., Class A	3,800	87,180
Suning.com Co. Ltd., Class A(a)	59,200	38,365
Sunny Optical Technology Group Co. Ltd.	35,300	1,118,112
Sunwoda Electronic Co. Ltd.	15,800	104,831
TAL Education Group, ADR(a)(d)	19,208	75,487
TBEA Co. Ltd.	36,500	121,357
TCL Technology Group Corp., Class A	78,200	75,932
Tencent Holdings Ltd.	292,100	17,044,357
Tencent Music Entertainment Group, ADR(a)(d)	28,714	196,691
Thunder Software Technology Co. Ltd., Class A	6,000	130,515
Tianjin Zhonghuan Semiconductor Co. Ltd., Class A	18,100	118,790
Tingyi Cayman Islands Holding Corp	88,000	180,980
Tongcheng-Elong Holdings Ltd.(a)	52,400	97,134
Tongwei Co. Ltd., Class A	11,600	82,018
Topchoice Medical Corp., Class A(a)	900	28,169
Topsports International Holdings Ltd.(c)	81,000	82,040

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
TravelSky Technology Ltd., Class H	59,000	$99,272
Trip.com Group Ltd., ADR(a)	24,955	614,392
Tsingtao Brewery Co. Ltd., Class H	26,000	243,304
Unigroup Guoxin Microelectronics Co. Ltd., Class A	4,900	173,422
Uni-President China Holdings Ltd.	82,000	79,487
Unisplendour Corp. Ltd., Class A	20,160	72,526
Venus MedTech Hangzhou, Inc., Class H(a)(c)	15,500	59,092
Vipshop Holdings Ltd., ADR(a)	23,411	196,652
Vnet Group, Inc., ADR(a)(d)	3,916	35,361
Walvax Biotechnology Co. Ltd., Class A	8,600	75,822
Wanhua Chemical Group Co. Ltd., Class A	14,700	233,436
Want Want China Holdings Ltd.(d)	192,000	176,215
Weibo Corp., ADR(a)(d)	2,166	67,103
Weichai Power Co. Ltd., Class A	33,300	93,609
Weichai Power Co. Ltd., Class H	96,800	189,845
Weimob, Inc.(a)(c)	80,000	81,016
Wens Foodstuffs Group Co. Ltd., Class A(a)	20,160	61,132
Will Semiconductor Co. Ltd., Class A	4,100	200,391
Wilmar International Ltd.	97,900	301,294
Wingtech Technology Co. Ltd., Class A	4,238	86,181
Wuchan Zhongda Group Co. Ltd., Class A	25,699	23,958
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,800	62,913
Wuliangye Yibin Co. Ltd., Class A	11,500	402,712
WuXi AppTec Co. Ltd., Class A	12,936	241,367
WuXi AppTec Co. Ltd., Class H(c)	13,641	235,693
Wuxi Biologics Cayman, Inc.(a)(c)	188,500	2,231,632
Xiaomi Corp., Class B(a)(c)	713,800	1,730,293
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	64,400	166,962
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	15,800	30,845
Xinyi Solar Holdings Ltd.	296,000	502,532
XPeng, Inc., ADR(a)(d)	19,241	968,400
Yadea Group Holdings Ltd.(c)	68,000	132,525
Yanzhou Coal Mining Co. Ltd., Class H	108,000	214,651
Yihai International Holding Ltd.(d)	23,000	106,356
Yihai Kerry Arawana Holdings Co. Ltd., Class A	12,100	119,929
Yonghui Superstores Co. Ltd., Class A	27,898	17,768
Yonyou Network Technology Co. Ltd., Class A	7,800	44,025
Yum China Holdings, Inc.(d)	22,092	1,101,065
Yunnan Baiyao Group Co. Ltd., Class A	8,900	146,600
Yunnan Energy New Material Co. Ltd., Class A	2,300	90,486
Zai Lab Ltd., ADR(a)	3,905	245,429
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,599	110,130
Zhejiang Chint Electrics Co. Ltd., Class A	8,900	75,422
Zhejiang Expressway Co. Ltd., Class H	54,000	48,131
Zhejiang Huayou Cobalt Co. Ltd., Class A	2,900	50,364
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(c)	23,500	81,871
Zhongsheng Group Holdings Ltd.	30,000	234,099
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	164,615
Zijin Mining Group Co. Ltd., Class A	145,900	223,239
Zijin Mining Group Co. Ltd., Class H	218,000	260,355
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	105,800	66,646
ZTE Corp., Class H	14,400	39,456
ZTO Express Cayman, Inc., ADR(d)	19,024	536,857

		126,809,119

Security	Shares	Value

Colombia — 0.0%
Bancolombia SA	7,812	$66,669
Ecopetrol SA	242,372	160,090
Grupo de Inversiones Suramericana SA	15,087	111,316
Interconexion Electrica SA ESP	24,518	134,905

		472,980

Czech Republic — 0.0%
CEZ A/S	10,005	378,690
Komercni banka A/S	3,800	162,473
Moneta Money Bank A/S(c)	25,594	109,817

		650,980

Denmark — 1.7%
Ambu A/S, B Shares	7,759	204,789
AP Moeller - Maersk A/S, Class A	197	653,560
AP Moeller - Maersk A/S, Class B	287	1,024,393
Carlsberg A/S, Class B	4,439	766,383
Chr Hansen Holding A/S	5,169	407,578
Coloplast A/S, Class B	5,770	1,015,954
Danske Bank A/S	33,905	585,336
Demant A/S(a)	6,675	341,801
DSV A/S	10,634	2,478,022
Genmab A/S(a)	3,415	1,363,107
GN Store Nord A/S	5,785	362,984
Novo Nordisk A/S, Class B	84,783	9,523,324
Novozymes A/S, B Shares	9,670	794,002
Orsted A/S(c)	9,392	1,202,806
Pandora A/S	4,712	586,130
Rockwool International A/S, B Shares	484	211,352
Tryg A/S(d)	20,860	514,775
Vestas Wind Systems A/S	52,318	1,593,351

		23,629,647

Egypt — 0.0%
Commercial International Bank Egypt SAE(a)	67,142	225,972

Finland — 0.8%
Elisa OYJ	8,704	535,957
Fortum OYJ	21,500	659,414
Kesko OYJ, B Shares	12,611	420,335
Kone OYJ, Class B	18,652	1,338,443
Neste OYJ	21,294	1,048,000
Nokia OYJ(a)	275,276	1,743,511
Nordea Bank Abp	160,628	1,959,428
Orion OYJ, Class B	5,829	242,129
Sampo OYJ, A Shares	27,051	1,353,849
Stora Enso OYJ, R Shares	28,894	530,302
UPM-Kymmene OYJ	26,372	1,003,418
Wartsila OYJ Abp	20,628	289,324

		11,124,110

France — 7.0%
Accor SA(a)	10,412	337,488
Aeroports de Paris(a)(d)	1,364	175,961
Air Liquide SA	24,384	4,252,674
Airbus SE(a)	29,538	3,779,205
Alstom SA	17,506	621,646
Amundi SA(c)	2,625	216,522
Arkema SA	2,938	414,683
AXA SA	95,967	2,856,290
BioMerieux	1,981	281,695
BNP Paribas SA	57,435	3,971,115
Bollore SA	36,855	206,151
Bouygues SA	12,024	430,411

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Bureau Veritas SA	14,829	$492,307
Capgemini SE	7,964	1,951,821
Carrefour SA	37,003	678,394
Cie de Saint-Gobain	24,162	1,699,713
Cie Generale des Etablissements Michelin SCA	8,485	1,389,709
CNP Assurances	7,565	187,121
Covivio	2,326	190,931
Credit Agricole SA	63,262	901,946
Danone SA	33,275	2,068,356
Dassault Aviation SA	1,270	137,360
Dassault Systemes SE	32,447	1,925,578
Edenred	11,567	534,145
Eiffage SA	3,691	380,556
Electricite de France SA	23,627	277,884
Engie SA	86,986	1,287,861
EssilorLuxottica SA	14,211	3,025,192
Eurazeo SE	2,062	179,900
Faurecia SE	5,305	252,391
Gecina SA	2,235	312,745
Getlink SE	24,371	403,639
Hermes International	1,629	2,846,471
Ipsen SA	1,966	179,908
Kering SA	3,731	2,993,574
Klepierre SA	10,557	249,802
La Francaise des Jeux SAEM(c)	3,884	172,130
Legrand SA	13,210	1,547,169
L’Oreal SA	12,735	6,072,209
LVMH Moet Hennessy Louis Vuitton SE	14,184	11,722,134
Orange SA	107,483	1,148,153
Orpea SA	2,713	272,082
Pernod Ricard SA	11,088	2,667,525
Publicis Groupe SA	12,145	818,258
Remy Cointreau SA	958	232,860
Renault SA(a)	9,369	325,014
Safran SA	18,005	2,204,229
Sanofi	57,743	5,794,161
Sartorius Stedim Biotech	1,419	779,323
Schneider Electric SE	27,523	5,410,895
SEB SA	1,139	177,491
Societe Generale SA	39,306	1,350,897
Sodexo SA	4,043	354,442
Suez SA	18,443	415,957
Teleperformance	2,820	1,260,754
Thales SA	5,829	495,853
TotalEnergies SE	126,931	6,460,814
Ubisoft Entertainment SA(a)	4,663	227,462
Unibail-Rodamco-Westfield(a)(d)	5,970	417,776
Valeo	13,865	418,118
Veolia Environnement SA	34,698	1,274,245
Vinci SA	27,652	2,920,460
Vivendi SE	43,169	583,943
Wendel SE	1,358	162,723
Worldline SA(a)(c)	11,732	653,005

		98,431,227

Germany — 5.1%
Adidas AG	9,761	2,810,634
Allianz SE, Registered Shares	20,971	4,946,191
BASF SE	46,021	3,230,000
Bayer AG, Registered Shares	49,216	2,628,345
Bayerische Motoren Werke AG	16,791	1,679,809
Bechtle AG	3,951	281,152

Security	Shares		Value

Germany (continued)
Beiersdorf AG	5,990		$614,005
Brenntag SE	7,160		646,575
Carl Zeiss Meditec AG	2,201		461,718
Commerzbank AG(a)	61,651		466,425
Continental AG, Class A(a)	5,218		548,232
Covestro AG(c)	10,778		663,364
Daimler AG, Registered Shares	42,790		3,269,333
Daimler Truck Holding AG(a)	21,395		786,526
Delivery Hero SE(a)(c)	8,672		959,908
Deutsche Bank AG, Registered Shares(a)	111,294		1,386,168
Deutsche Boerse AG	10,184		1,700,467
Deutsche Lufthansa AG, Registered Shares(a)	31,510		220,631
Deutsche Post AG, Registered Shares	49,260		3,168,440
Deutsche Telekom AG, Registered Shares	171,784		3,174,136
E.ON SE	108,097		1,502,271
Evonik Industries AG	10,596		342,309
Fresenius Medical Care AG & Co. KGaA	10,711		694,375
Fresenius SE & Co. KGaA	19,807		796,110
GEA Group AG	8,213		448,589
Hannover Rueck SE	2,791		529,164
HeidelbergCement AG	6,401		433,201
HelloFresh SE(a)	8,733		669,280
Henkel AG & Co. KGaA	5,146		401,136
Infineon Technologies AG	65,966		3,036,973
KION Group AG	3,490		381,198
Knorr-Bremse AG	3,724		367,799
LANXESS AG	3,663		226,515
LEG Immobilien SE	3,461		482,542
Merck KGaA	6,367		1,637,956
MTU Aero Engines AG	2,452		497,864
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	7,405		2,186,020
Nemetschek SE	2,777		355,078
Puma SE	5,468		667,775
Rational AG	228		233,190
Rwe AG	32,891		1,332,629
SAP SE	52,706		7,417,816
Scout24 AG(c)	4,929		344,174
Siemens AG, Registered Shares	38,849		6,728,755
Siemens Energy AG(a)	20,941		534,295
Siemens Healthineers AG(c)	14,475		1,079,244
Symrise AG	7,159		1,058,778
Telefonica Deutschland Holding AG	31,100		86,265
Uniper SE	5,363		254,636
United Internet AG, Registered Shares	4,660		184,752
Volkswagen AG	1,472		430,315
Vonovia SE	36,192		1,994,257
Zalando SE(a)(c)	11,430		920,761

			71,898,081

Greece — 0.1%
Alpha Services and Holdings SA(a)	109,264		133,904
Eurobank Ergasias Services and Holdings SA(a)	150,627		152,601
FF Group(a)(e)	205	(f)	2
Hellenic Telecommunications Organization SA	12,770		235,915
JUMBO SA	4,656		66,791
OPAP SA	10,676		151,209
Public Power Corp. SA(a)	12,105		129,887

			870,309

Hong Kong — 1.9%
AIA Group Ltd.	602,000		6,075,890
Alibaba Pictures Group Ltd.(a)	480,000		43,731

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Beijing Enterprises Water Group Ltd.(d)	232,000	$90,143
Bosideng International Holdings Ltd.	234,000	147,421
China Education Group Holdings Ltd.	58,000	94,250
China Everbright Environment Group Ltd.	146,629	117,773
China Gas Holdings Ltd.	161,800	336,558
China Jinmao Holdings Group Ltd.	192,000	59,381
China Merchants Port Holdings Co. Ltd.	65,720	119,944
China Power International Development Ltd.	228,000	153,560
China Resources Beer Holdings Co. Ltd.	80,000	655,125
China Resources Power Holdings Co. Ltd.	120,000	401,356
China Taiping Insurance Holdings Co. Ltd.	72,672	99,791
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	117,942
China Youzan Ltd.(a)	760,000	52,727
CK Asset Holdings Ltd.	102,008	643,463
CK Infrastructure Holdings Ltd.	41,500	264,405
CLP Holdings Ltd.	81,000	818,486
COSCO SHIPPING Ports Ltd.	134,000	116,463
ESR Cayman Ltd.(a)(c)	83,000	280,757
Far East Horizon Ltd.	141,000	125,132
Galaxy Entertainment Group Ltd.(a)	111,000	575,824
Guangdong Investment Ltd.	164,000	208,471
Hang Lung Properties Ltd.	113,000	232,447
Hang Seng Bank Ltd.	43,400	794,722
Henderson Land Development Co. Ltd.	74,800	319,065
HK Electric Investments & HK Electric Investments Ltd., Class SS(b)	179,500	176,103
HKT Trust & HKT Ltd., Class SS(b)	185,900	249,788
Hong Kong & China Gas Co. Ltd.	538,176	839,428
Hong Kong Exchanges & Clearing Ltd.	57,594	3,368,325
Hongkong Land Holdings Ltd.(d)	51,500	267,780
Hopson Development Holdings Ltd.	37,400	77,922
Huabao International Holdings Ltd.	23,000	42,507
Hutchmed China Ltd., ADR(a)(d)	6,525	228,897
Jardine Matheson Holdings Ltd.	10,400	571,871
Kingboard Laminates Holdings Ltd.	42,500	72,285
Lee & Man Paper Manufacturing Ltd.	120,000	83,445
Link REIT	119,700	1,054,469
Melco Resorts & Entertainment Ltd., ADR(a)	11,155	113,558
MTR Corp. Ltd.	66,000	354,292
New World Development Co. Ltd.	70,166	277,806
Nine Dragons Paper Holdings Ltd.	54,000	57,992
Power Assets Holdings Ltd.	71,500	445,683
Sino Biopharmaceutical Ltd.	574,750	403,356
Sino Land Co. Ltd.	130,800	162,867
SITC International Holdings Co. Ltd.	73,000	264,018
Sun Art Retail Group Ltd.	110,000	44,155
Sun Hung Kai Properties Ltd.	68,500	831,196
Swire Pacific Ltd., Class A	21,000	119,448
Swire Properties Ltd.	79,200	198,545
Techtronic Industries Co. Ltd.	69,000	1,375,508
Vinda International Holdings Ltd.(d)	31,000	75,517
WH Group Ltd.(c)	460,000	288,766
Wharf Holdings Ltd.	94,000	288,741
Wharf Real Estate Investment Co. Ltd.	81,000	411,580
Xinyi Glass Holdings Ltd.	78,000	195,376
Yuexiu Property Co. Ltd.	135,000	119,066

		26,005,117

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC	16,294	126,461

Security	Shares	Value

Hungary (continued)
OTP Bank Nyrt(a)	11,130	$567,533
Richter Gedeon Nyrt	8,007	215,313

		909,307

India — 3.5%
ACC Ltd.	4,939	146,883
Adani Enterprises Ltd.	8,673	198,759
Adani Green Energy Ltd.(a)	19,426	346,725
Adani Ports & Special Economic Zone Ltd.	27,638	270,413
Adani Total Gas Ltd.	13,720	317,790
Adani Transmission Ltd.(a)	12,713	297,844
Ambuja Cements Ltd.	26,422	133,742
Apollo Hospitals Enterprise Ltd.	6,490	436,857
Asian Paints Ltd.	17,953	815,779
Aurobindo Pharma Ltd.	13,516	133,211
Avenue Supermarts Ltd.(a)(c)	7,036	441,355
Axis Bank Ltd.(a)	109,944	999,090
Bajaj Auto Ltd.	3,300	143,817
Bajaj Finance Ltd.	13,264	1,238,899
Bajaj Finserv Ltd.	1,711	376,119
Balkrishna Industries Ltd.	5,542	172,727
Bandhan Bank Ltd.(c)	58,169	197,122
Berger Paints India Ltd.	8,379	86,834
Bharat Electronics Ltd.	68,809	193,771
Bharat Forge Ltd.	11,954	111,727
Bharat Petroleum Corp. Ltd.	35,066	181,304
Bharti Airtel Ltd.(a)	128,944	1,184,333
Biocon Ltd.(a)	19,164	93,797
Britannia Industries Ltd.	4,997	241,842
Cholamandalam Investment and Finance Co. Ltd.	22,203	154,852
Cipla Ltd.	24,583	311,820
Coal India Ltd.	75,541	148,093
Colgate-Palmolive India Ltd.	6,248	124,302
Container Corp. Of India Ltd.	7,463	61,532
Dabur India Ltd.	37,975	295,913
Divi’s Laboratories Ltd.	6,478	407,093
DLF Ltd.	33,599	175,614
Dr Reddy’s Laboratories Ltd.	1,007	66,356
Dr Reddy’s Laboratories Ltd., ADR(d)	4,517	295,457
Eicher Motors Ltd.	6,440	223,880
GAIL India Ltd.	64,983	112,519
Godrej Consumer Products Ltd.(a)	15,068	195,931
Godrej Properties Ltd.(a)	7,174	180,291
Grasim Industries Ltd.	15,713	341,739
Havells India Ltd.	16,163	303,217
HCL Technologies Ltd.	59,861	1,058,936
HDFC Asset Management Co. Ltd.(c)	2,674	87,704
HDFC Life Insurance Co. Ltd.(c)	55,202	481,149
Hero MotoCorp Ltd.	7,430	245,206
Hindalco Industries Ltd.	85,181	541,671
Hindustan Petroleum Corp. Ltd.	25,339	99,391
Hindustan Unilever Ltd.	40,869	1,293,729
Housing Development Finance Corp. Ltd.	85,788	2,968,186
ICICI Bank Ltd.	222,896	2,215,799
ICICI Bank Ltd., ADR	22,806	451,331
ICICI Lombard General Insurance Co. Ltd.(c)	10,963	206,195
ICICI Prudential Life Insurance Co. Ltd.(c)	12,623	95,027
Indian Oil Corp. Ltd.	94,789	141,826
Indian Railway Catering & Tourism Corp. Ltd.	14,747	164,402
Indraprastha Gas Ltd.	14,609	92,157
Indus Towers Ltd.	41,213	137,418

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Info Edge India Ltd.	4,063	$304,077
Infosys Ltd.	68,399	1,732,254
Infosys Ltd., ADR(d)	97,713	2,473,116
InterGlobe Aviation Ltd.(a)(c)	5,982	162,131
ITC Ltd.	148,193	433,597
JSW Steel Ltd.	33,857	297,513
Jubilant Foodworks Ltd.	4,029	193,850
Kotak Mahindra Bank Ltd.	31,483	757,821
Larsen & Toubro Infotech Ltd.(c)	2,827	278,041
Larsen & Toubro Ltd.	13,539	343,889
Larsen & Toubro Ltd., GDR, Registered Shares	18,237	464,132
Lupin Ltd.	11,830	150,944
Mahindra & Mahindra Ltd.	23,090	259,075
Mahindra & Mahindra Ltd., GDR	27,036	308,388
Marico Ltd.	22,064	151,911
Maruti Suzuki India Ltd.	7,232	720,003
Mindtree Ltd.	3,781	242,584
Motherson Sumi Systems Ltd.	67,315	201,276
Mphasis Ltd.	4,649	211,960
MRF Ltd.	105	103,424
Muthoot Finance Ltd.	8,240	165,300
Nestle India Ltd.	1,798	475,878
NTPC Ltd.	269,224	449,191
Oil & Natural Gas Corp. Ltd.	161,872	309,866
Page Industries Ltd.	266	144,274
Petronet LNG Ltd.	22,341	64,875
PI Industries Ltd.	5,213	212,300
Pidilite Industries Ltd.	5,574	184,333
Piramal Enterprises Ltd.	4,721	167,417
Power Grid Corp. of India Ltd.	180,796	496,137
Reliance Industries Ltd.	142,005	4,511,012
SBI Cards & Payment Services Ltd.(a)	10,550	131,504
SBI Life Insurance Co. Ltd.(c)	24,669	395,569
Shree Cement Ltd.	685	247,982
Shriram Transport Finance Co. Ltd.	13,178	214,499
Siemens Ltd.	4,979	157,837
SRF Ltd.	8,155	264,961
State Bank of India	27,343	168,715
State Bank of India, GDR, Registered Shares	5,712	352,430
Sun Pharmaceutical Industries Ltd.	43,350	492,544
Tata Consultancy Services Ltd.	46,339	2,324,156
Tata Consumer Products Ltd.	34,238	341,565
Tata Motors Ltd.(a)	52,939	341,258
Tata Motors Ltd., ADR(a)(d)	6,008	192,797
Tata Power Co. Ltd.	80,464	238,306
Tata Steel Ltd.	37,722	560,919
Tech Mahindra Ltd.	29,414	705,783
Titan Co. Ltd.	17,275	584,395
Torrent Pharmaceuticals Ltd.	2,660	117,302
Trent Ltd.	10,835	154,706
UltraTech Cement Ltd.	5,995	610,647
United Spirits Ltd.(a)	18,510	223,107
UPL Ltd.	26,481	265,111
Vedanta Ltd.	45,035	205,969
Wipro Ltd.	51,676	495,178
Wipro Ltd., ADR(d)	13,184	128,676
Yes Bank Ltd.(a)	558,202	102,657
Zomato Ltd.(a)	104,805	193,719

		49,622,337

Indonesia — 0.4%
Adaro Energy Tbk PT	1,157,300	183,532

Security	Shares	Value

Indonesia (continued)
Aneka Tambang Tbk	614,000	$97,176
Astra International Tbk PT	965,400	386,403
Bank Central Asia Tbk PT	2,784,500	1,426,083
Bank Mandiri Persero Tbk PT	892,400	440,648
Bank Negara Indonesia Persero Tbk PT	405,600	191,731
Bank Rakyat Indonesia Persero Tbk PT	3,446,328	992,288
Barito Pacific Tbk PT	1,669,600	99,990
Charoen Pokphand Indonesia Tbk PT	335,800	139,957
Gudang Garam Tbk PT	22,300	47,888
Indah Kiat Pulp & Paper Tbk PT	126,800	69,652
Indocement Tunggal Prakarsa Tbk PT	88,600	75,213
Indofood CBP Sukses Makmur Tbk PT	165,500	101,087
Indofood Sukses Makmur Tbk PT	159,200	70,689
Kalbe Farma Tbk PT	858,400	97,268
Merdeka Copper Gold Tbk PT(a)	442,100	121,019
Sarana Menara Nusantara Tbk PT	1,534,700	121,017
Semen Indonesia Persero Tbk PT	106,000	53,894
Telkom Indonesia Persero Tbk PT	2,296,400	655,397
Tower Bersama Infrastructure Tbk PT	697,000	144,416
Unilever Indonesia Tbk PT	374,500	107,999
United Tractors Tbk PT	79,900	124,051

		5,747,398

Ireland — 0.7%
CRH PLC	39,143	2,072,231
Experian PLC	47,136	2,321,724
Flutter Entertainment PLC(a)	8,663	1,371,471
James Hardie Industries PLC	20,161	811,524
Kerry Group PLC, Class A	7,914	1,021,030
Kingspan Group PLC	7,457	889,508
Smurfit Kappa Group PLC	12,493	688,569

		9,176,057

Isle of Man — 0.0%
Entain PLC(a)	27,233	622,456

Israel — 0.5%
Azrieli Group Ltd.	2,198	209,712
Bank Hapoalim BM	64,127	659,992
Bank Leumi Le-Israel BM	69,019	740,299
Check Point Software Technologies Ltd.(a)	5,532	644,810
CyberArk Software Ltd.(a)	2,248	389,533
Elbit Systems Ltd.	1,528	264,122
Fiverr International Ltd.(a)(d)	1,631	185,445
ICL Group Ltd.(d)	34,017	327,656
Inmode Ltd.(a)	2,772	195,648
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	49,699	333,692
Kornit Digital Ltd.(a)	2,340	356,265
Mizrahi Tefahot Bank Ltd.	7,034	270,884
Nice Ltd.(a)	3,161	958,591
Teva Pharmaceutical Industries Ltd., ADR(a)	63,845	511,398
Wix.com Ltd.(a)	2,966	468,005

		6,516,054

Italy — 1.3%
Amplifon SpA	5,862	315,423
Assicurazioni Generali SpA	52,312	1,105,599
Atlantia SpA(a)	23,054	457,432
Davide Campari-Milano NV	28,673	418,404
DiaSorin SpA	1,148	218,402
Enel SpA	405,885	3,245,488
Eni SpA	130,474	1,813,298
Ferrari NV	6,287	1,618,311

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
FinecoBank Banca Fineco SpA	31,371	$549,385
Infrastrutture Wireless Italiane SpA(c)	18,443	223,641
Intesa Sanpaolo SpA	817,970	2,112,754
Mediobanca Banca di Credito Finanziario SpA(d)	28,749	330,052
Moncler SpA	11,041	797,914
Nexi SpA(a)(c)	23,897	378,681
Poste Italiane SpA(c)	23,222	304,214
Prysmian SpA	11,451	430,743
Recordati Industria Chimica e Farmaceutica SpA	5,232	335,968
Snam SpA	106,021	638,583
Telecom Italia SpA/Milano	632,663	311,255
Terna SPA	76,635	619,950
UniCredit SpA	105,471	1,621,231

		17,846,728

Japan — 14.1%
Advantest Corp.	10,000	946,991
Aeon Co. Ltd.	36,500	860,166
AGC, Inc.	10,500	501,617
Aisin Corp.	7,800	299,267
Ajinomoto Co., Inc.	21,500	654,505
ANA Holdings, Inc.(a)	6,700	140,063
Asahi Group Holdings Ltd.(d)	22,000	856,433
Asahi Intecc Co. Ltd.	10,700	229,874
Asahi Kasei Corp.	63,900	601,960
Astellas Pharma, Inc.	96,400	1,568,961
Azbil Corp.	6,700	305,577
Bandai Namco Holdings, Inc.	9,500	742,790
Benefit One Inc.	4,600	197,637
Bridgestone Corp.(d)	28,700	1,232,167
Brother Industries Ltd.	9,200	177,325
Canon, Inc.(d)	50,500	1,231,880
Capcom Co. Ltd.(d)	8,000	188,411
Central Japan Railway Co.	7,200	958,118
Chiba Bank Ltd.	26,100	149,306
Chubu Electric Power Co., Inc.	31,400	331,663
Chugai Pharmaceutical Co. Ltd.	36,500	1,189,754
Concordia Financial Group Ltd.	48,900	177,583
Cosmos Pharmaceutical Corp.	1,200	176,415
CyberAgent, Inc.	21,600	360,068
Dai Nippon Printing Co. Ltd.	9,800	246,635
Daifuku Co. Ltd.	4,900	400,697
Dai-ichi Life Holdings, Inc.	47,900	966,141
Daiichi Sankyo Co. Ltd.	90,400	2,300,808
Daikin Industries Ltd.	12,400	2,808,838
Daito Trust Construction Co. Ltd.	3,400	390,052
Daiwa House Industry Co. Ltd.	26,800	770,207
Daiwa House REIT Investment Corp.	130	393,819
Daiwa Securities Group, Inc.	65,000	366,794
Denso Corp.	21,200	1,756,861
Dentsu Group, Inc.	9,400	334,576
Disco Corp.	1,400	427,914
East Japan Railway Co.	15,200	934,428
Eisai Co. Ltd.	12,800	726,628
ENEOS Holdings, Inc.	150,100	560,745
FANUC Corp.	9,700	2,061,850
Fast Retailing Co. Ltd.	3,100	1,762,178
Fuji Electric Co. Ltd.	5,300	289,529
FUJIFILM Holdings Corp.	17,800	1,319,590
Fujitsu Ltd.	9,800	1,683,899
GLP J-REIT	231	399,288
GMO Payment Gateway, Inc.	1,800	224,148

Security	Shares	Value

Japan (continued)
Hakuhodo DY Holdings, Inc.	14,000	$232,959
Hamamatsu Photonics KK	6,400	408,767
Hankyu Hanshin Holdings, Inc.	11,600	329,658
Hikari Tsushin, Inc.	1,000	154,008
Hino Motors Ltd.	12,500	103,074
Hirose Electric Co. Ltd.	1,611	270,744
Hitachi Construction Machinery Co. Ltd.	4,600	132,917
Hitachi Ltd.	48,900	2,649,076
Hitachi Metals Ltd.(a)	12,900	239,025
Honda Motor Co. Ltd.	81,700	2,324,425
Hoshizaki Corp.	2,500	188,095
Hoya Corp.	18,200	2,700,729
Hulic Co. Ltd.	19,700	187,337
Ibiden Co. Ltd.	4,700	279,112
Idemitsu Kosan Co. Ltd.	8,949	228,376
Iida Group Holdings Co. Ltd.	6,800	158,151
Inpex Corp.	45,900	399,128
Isuzu Motors Ltd.	35,400	440,605
Ito En Ltd.	3,700	194,406
ITOCHU Corp.	58,600	1,792,801
Itochu Techno-Solutions Corp.	3,800	122,237
Japan Airlines Co. Ltd.(a)	5,700	108,205
Japan Exchange Group, Inc.	24,400	534,589
Japan Metropolitan Fund Invest	364	313,585
Japan Post Bank Co. Ltd.	18,900	173,250
Japan Post Holdings Co. Ltd.	121,300	944,960
Japan Post Insurance Co. Ltd.	10,400	167,064
Japan Real Estate Investment Corp.	59	334,921
Japan Tobacco, Inc.(d)	63,900	1,290,265
JFE Holdings, Inc.	29,000	369,982
JSR Corp.	12,300	467,443
Kajima Corp.	21,700	249,388
Kakaku.com, Inc.	7,400	197,826
Kansai Electric Power Co., Inc.	30,100	281,344
Kansai Paint Co. Ltd.	7,600	165,270
Kao Corp.(d)	24,600	1,288,408
KDDI Corp.	81,000	2,368,740
Keio Corp.	5,500	242,672
Keisei Electric Railway Co. Ltd.	5,400	146,084
Keyence Corp.	10,080	6,337,881
Kikkoman Corp.	8,100	682,109
Kintetsu Group Holdings Co. Ltd.(a)	8,500	237,614
Kirin Holdings Co. Ltd.(d)	40,400	650,718
Kobayashi Pharmaceutical Co. Ltd.	2,600	204,510
Kobe Bussan Co. Ltd.	9,400	363,944
Koei Tecmo Holdings Co. Ltd.	2,860	112,297
Koito Manufacturing Co. Ltd.	4,500	238,338
Komatsu Ltd.	45,500	1,064,062
Konami Holdings Corp.	5,300	254,397
Kose Corp.	1,700	192,851
Kubota Corp.	56,100	1,247,442
Kurita Water Industries Ltd.	4,000	189,634
Kyocera Corp.	15,800	987,911
Kyowa Kirin Co. Ltd.	12,600	343,548
Lasertec Corp.	3,800	1,163,945
Lawson, Inc.	1,900	90,154
Lion Corp.	11,900	159,079
Lixil Corp.	13,600	362,806
M3, Inc.	22,500	1,134,481
Makita Corp.	13,100	556,091
Marubeni Corp.	70,300	684,933
Mazda Motor Corp.(a)	30,300	232,488

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
McDonald’s Holdings Co. Japan Ltd.(d)	5,200	$230,131
Medipal Holdings Corp.	9,800	183,700
MEIJI Holdings Co. Ltd.	6,200	370,101
Mercari, Inc.(a)	5,200	264,563
MINEBEA MITSUMI, Inc.	19,200	545,541
MISUMI Group, Inc.	12,300	505,308
Mitsubishi Chemical Holdings Corp.	59,500	441,333
Mitsubishi Corp.	63,200	2,006,796
Mitsubishi Electric Corp.	90,500	1,148,719
Mitsubishi Estate Co. Ltd.	58,900	817,089
Mitsubishi Gas Chemical Co., Inc.	9,300	157,649
Mitsubishi HC Capital, Inc.	37,900	187,512
Mitsubishi Heavy Industries Ltd.	14,600	337,558
Mitsubishi UFJ Financial Group, Inc.	611,600	3,328,495
Mitsui & Co. Ltd.	78,500	1,860,282
Mitsui Chemicals, Inc.	7,900	212,354
Mitsui Fudosan Co. Ltd.	44,100	874,096
Miura Co. Ltd.	3,700	127,374
Mizuho Financial Group, Inc.	120,440	1,529,739
MonotaRO Co. Ltd.	10,800	194,249
MS&AD Insurance Group Holdings, Inc.	29,200	899,135
Murata Manufacturing Co. Ltd.	28,900	2,305,135
NEC Corp.	14,000	647,356
Nexon Co. Ltd.	25,600	495,008
NGK Insulators Ltd.	15,500	262,338
Nidec Corp.	22,500	2,661,622
Nihon M&A Center Holdings, Inc.	13,000	318,879
Nintendo Co. Ltd.	5,600	2,620,000
Nippon Building Fund, Inc.(d)	83	483,446
Nippon Express Co. Ltd.(a)(e)	3,800	225,133
Nippon Paint Holdings Co. Ltd.	39,700	433,555
Nippon Sanso Holdings Corp.	9,300	203,416
Nippon Shinyaku Co. Ltd.	1,900	132,307
Nippon Steel Corp.	43,347	708,118
Nippon Telegraph & Telephone Corp.	63,500	1,736,614
Nippon Yusen KK	8,800	671,025
Nissan Chemical Corp.	5,900	343,144
Nissan Motor Co. Ltd.(a)	121,500	585,210
Nisshin Seifun Group, Inc.	9,000	129,837
Nissin Foods Holdings Co. Ltd.	3,500	255,442
Nitori Holdings Co. Ltd.	4,100	613,243
Nitto Denko Corp.	7,300	563,943
Nomura Holdings, Inc.	162,300	706,922
Nomura Real Estate Holdings, Inc.	5,200	119,818
Nomura Real Estate Master Fund, Inc.	289	406,721
Nomura Research Institute Ltd.	15,443	660,200
NTT Data Corp.	33,500	718,616
Obayashi Corp.	35,600	275,521
Obic Co. Ltd.	3,400	636,307
Odakyu Electric Railway Co. Ltd.	16,000	297,464
Oji Holdings Corp.	39,000	188,957
Olympus Corp.	54,900	1,264,195
Omron Corp.	9,100	906,790
Ono Pharmaceutical Co. Ltd.	19,100	474,738
Open House Co. Ltd.	4,700	245,606
Oracle Corp. Japan	2,000	151,947
Oriental Land Co. Ltd.	10,100	1,703,133
ORIX Corp.	66,500	1,357,143
Orix JREIT, Inc.	142	221,981
Osaka Gas Co. Ltd.	18,700	309,284
Otsuka Corp.	5,800	276,559
Otsuka Holdings Co. Ltd.(d)	21,500	782,190
Pan Pacific International Holdings Corp.	20,000	275,677

Security	Shares	Value

Japan (continued)
Panasonic Corp.	116,100	$1,276,263
Persol Holdings Co. Ltd.	8,300	241,308
Pola Orbis Holdings, Inc.	5,600	93,328
Rakuten Group, Inc.(a)	39,800	399,324
Recruit Holdings Co. Ltd.	70,100	4,265,984
Renesas Electronics Corp.(a)	67,900	843,366
Resona Holdings, Inc.	95,100	369,575
Ricoh Co. Ltd.	39,800	370,980
Rinnai Corp.	2,100	189,517
Rohm Co. Ltd.	4,200	382,071
Ryohin Keikaku Co. Ltd.	11,000	167,728
Santen Pharmaceutical Co. Ltd.	19,300	235,629
SBI Holdings, Inc.	12,550	342,308
SCSK Corp.	4,800	95,530
Secom Co. Ltd.	10,400	722,657
Seiko Epson Corp.	14,900	268,355
Sekisui Chemical Co. Ltd.	21,100	352,879
Sekisui House Ltd.	29,600	636,866
Seven & i Holdings Co. Ltd.	39,100	1,719,930
SG Holdings Co. Ltd.	17,100	400,968
Sharp Corp.	12,500	143,557
Shimadzu Corp.	11,000	464,618
Shimano, Inc.	3,900	1,038,645
Shimizu Corp.	31,400	194,691
Shin-Etsu Chemical Co. Ltd.	17,700	3,072,284
Shionogi & Co. Ltd.	12,800	900,433
Shiseido Co. Ltd.	21,000	1,171,516
Shizuoka Bank Ltd.(d)	15,700	112,083
SMC Corp.	2,900	1,959,988
Softbank Corp.	143,500	1,812,486
SoftBank Group Corp.	60,100	2,881,202
Sohgo Security Services Co. Ltd.	4,300	170,864
Sompo Holdings, Inc.	15,000	632,605
Sony Group Corp.	64,000	8,081,803
Square Enix Holdings Co. Ltd.	4,200	215,458
Stanley Electric Co. Ltd.	5,700	143,110
Subaru Corp.	37,400	668,256
SUMCO Corp.	15,500	315,623
Sumitomo Chemical Co. Ltd.	79,700	375,850
Sumitomo Corp.	59,300	877,604
Sumitomo Dainippon Pharma Co. Ltd.	6,600	76,147
Sumitomo Electric Industries Ltd.	33,500	437,208
Sumitomo Metal Mining Co. Ltd.	18,000	681,740
Sumitomo Mitsui Financial Group, Inc.	64,700	2,209,329
Sumitomo Mitsui Trust Holdings, Inc.	19,100	638,672
Sumitomo Realty & Development Co. Ltd.	16,400	483,486
Suntory Beverage & Food Ltd.	6,300	228,142
Suzuki Motor Corp.	19,700	759,688
Sysmex Corp.	8,800	1,187,837
T&D Holdings, Inc.	24,800	316,839
Taisei Corp.	8,800	267,609
Taisho Pharmaceutical Holdings Co. Ltd.	3,900	180,024
Takeda Pharmaceutical Co. Ltd.	80,676	2,203,124
TDK Corp.	19,800	772,712
Terumo Corp.	31,500	1,330,579
TIS, Inc.	9,900	294,387
Tobu Railway Co. Ltd.	12,100	276,121
Toho Co. Ltd.	5,500	235,358
Tokio Marine Holdings, Inc.	32,100	1,786,995
Tokyo Century Corp.	2,300	111,650
Tokyo Electric Power Co. Holdings, Inc.(a)	85,500	221,036
Tokyo Electron Ltd.	7,600	4,374,350
Tokyo Gas Co. Ltd.	20,100	360,802

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Tokyu Corp.	26,400	$350,953
Toppan Inc.	11,500	215,806
Toray Industries, Inc.	70,500	417,687
Toshiba Corp.	21,600	888,806
Tosoh Corp.	10,700	158,965
TOTO Ltd.	8,000	369,100
Toyo Suisan Kaisha Ltd.	3,700	156,874
Toyota Industries Corp.	7,800	623,945
Toyota Motor Corp.(d)	536,830	9,922,006
Toyota Tsusho Corp.	10,200	470,187
Trend Micro, Inc.(a)(d)	8,300	460,783
Tsuruha Holdings, Inc.	1,800	172,834
Unicharm Corp.	19,200	835,337
USS Co. Ltd.	12,100	189,047
Welcia Holdings Co. Ltd.	5,000	156,165
West Japan Railway Co.	11,800	493,510
Yakult Honsha Co. Ltd.	7,800	406,920
Yamaha Corp.	6,900	340,414
Yamaha Motor Co. Ltd.	16,500	396,315
Yamato Holdings Co. Ltd.	13,900	326,532
Yaskawa Electric Corp.	13,000	637,853
Yokogawa Electric Corp.	9,900	178,689
Z Holdings Corp.	129,800	748,945
ZOZO, Inc.	5,200	162,137

		197,592,166

Jordan — 0.0%
Hikma Pharmaceuticals PLC	8,767	263,282

Kuwait — 0.2%
Agility Public Warehousing Co. KSC	58,377	182,223
Boubyan Bank KSCP(a)	58,039	151,654
Kuwait Finance House KSCP	258,842	712,096
Mabanee Co. KPSC	56,147	147,261
Mobile Telecommunications Co. KSC	76,008	149,679
National Bank of Kuwait SAKP	334,425	1,102,621

		2,445,534

Luxembourg — 0.2%
ArcelorMittal SA	37,109	1,190,406
Aroundtown SA	52,261	315,258
Eurofins Scientific SE	7,109	880,745
Reinet Investments SCA	5,889	105,706
Tenaris SA	28,432	296,745

		2,788,860

Macau — 0.0%
Sands China Ltd.(a)	130,800	303,560

Malaysia — 0.4%
AMMB Holdings Bhd(a)	68,900	52,427
Axiata Group Bhd	165,600	165,361
CIMB Group Holdings Bhd	361,800	473,261
Dialog Group Bhd	142,134	89,358
DiGi.Com Bhd	144,300	151,020
Fraser & Neave Holdings Bhd	12,300	73,044
Genting Bhd	119,100	133,407
Genting Malaysia Bhd	106,100	73,294
HAP Seng Consolidated Bhd(d)	64,000	118,291
Hartalega Holdings Bhd	88,200	121,312
Hong Leong Bank Bhd	31,140	139,112
Hong Leong Financial Group Bhd	7,000	29,116
IHH Healthcare Bhd	133,900	235,916
Inari Amertron Bhd	200,000	191,586

Security	Shares	Value

Malaysia (continued)
IOI Corp. Bhd	102,200	$91,439
Kuala Lumpur Kepong Bhd	17,500	91,491
Malayan Banking Bhd	203,800	405,944
Malaysia Airports Holdings Bhd(a)	13,700	19,663
Maxis Bhd	144,000	167,611
MISC Bhd	83,600	141,338
Nestle Malaysia Bhd	2,400	77,296
Petronas Chemicals Group Bhd	122,200	261,648
Petronas Dagangan Bhd	22,000	108,710
Petronas Gas Bhd	34,000	146,842
PPB Group Bhd	15,120	62,062
Press Metal Aluminium Holdings Bhd	155,600	215,883
Public Bank Bhd	793,400	791,864
QL Resources Bhd(d)	80,400	88,197
RHB Bank Bhd	82,424	106,164
Sime Darby Bhd	159,000	88,610
Sime Darby Plantation Bhd	79,200	71,481
Telekom Malaysia Bhd	55,900	73,743
Tenaga Nasional Bhd	95,300	213,623
Top Glove Corp. Bhd(d)	348,400	216,600
Westports Holdings Bhd	70,000	68,051

		5,554,765

Mexico — 0.6%
Alfa SAB de CV, Class A	179,985	132,030
America Movil SAB de CV, Series L	1,711,759	1,813,292
Arca Continental SAB de CV	33,779	215,322
Becle SAB de CV	5,783	14,506
Cemex SAB de CV(a)	868,117	593,146
Coca-Cola Femsa SAB de CV	24,300	132,564
Fibra Uno Administracion SA de CV	143,017	151,151
Fomento Economico Mexicano SAB de CV	103,621	806,276
Gruma SAB de CV, Class B	9,959	127,686
Grupo Aeroportuario del Pacifico SAB de CV, Class B	15,800	217,730
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	220,924
Grupo Bimbo SAB de CV, Series A	112,360	345,550
Grupo Carso SAB de CV, Series A1	11,376	36,774
Grupo Financiero Banorte SAB de CV, Class O	137,696	894,548
Grupo Financiero Inbursa SAB de CV, Class O(a)	99,700	119,394
Grupo Mexico SAB de CV, Series B	139,907	610,109
Grupo Televisa SAB, Series CPO	109,894	206,902
Industrias Penoles SAB de CV	7,755	89,217
Kimberly-Clark de Mexico SAB de CV, Class A	78,500	118,888
Megacable Holdings SAB de CV, CPO	21,129	71,986
Orbia Advance Corp. SAB de CV	36,623	93,491
Promotora y Operadora de Infraestructura SAB de CV	14,276	111,556
Telesites SAB de CV	105,313	107,805
Wal-Mart de Mexico SAB de CV	270,979	1,006,998

		8,237,845

Netherlands — 3.9%
ABN AMRO Bank NV(c)	19,393	285,071
Adyen NV(a)(c)	989	2,596,125
Aegon NV	100,140	497,852
Akzo Nobel NV	9,257	1,017,019
Argenx SE(a)	2,565	912,134
ASM International NV	2,212	976,415
ASML Holding NV	20,877	16,722,891
Euronext NV(c)	4,560	474,076
EXOR NV	5,070	453,855

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Heineken Holding NV	5,886	$542,718
Heineken NV	13,361	1,503,643
IMCD NV	2,928	647,097
ING Groep NV	194,963	2,710,571
JDE Peet’s NV	6,653	205,923
Just Eat Takeaway.com NV(a)(c)	8,799	478,058
Koninklijke Ahold Delhaize NV	50,931	1,747,765
Koninklijke DSM NV	9,522	2,144,414
Koninklijke KPN NV	155,619	483,680
Koninklijke Philips NV	47,351	1,752,536
NN Group NV	14,389	778,161
Prosus NV	46,675	3,865,857
QIAGEN NV(a)	12,758	707,438
Randstad NV	6,023	410,872
Royal Dutch Shell PLC, A Shares	214,262	4,695,423
Royal Dutch Shell PLC, B Shares	180,262	3,957,935
Stellantis NV	108,852	2,054,971
Universal Music Group NV	37,479	1,057,358
Wolters Kluwer NV	13,985	1,646,047

		55,325,905

New Zealand — 0.2%
Auckland International Airport Ltd.(a)	55,568	292,501
Fisher & Paykel Healthcare Corp. Ltd.	27,280	611,169
Mercury NZ Ltd.	24,362	102,062
Meridian Energy Ltd.	71,629	237,756
Ryman Healthcare Ltd.	26,921	225,741
Spark New Zealand Ltd.	83,974	259,689
Xero Ltd.(a)	6,195	634,115

		2,363,033

Norway — 0.4%
Adevinta ASA(a)	11,701	155,437
Aker BP ASA	7,860	241,684
DNB Bank ASA	48,153	1,101,439
Equinor ASA	49,134	1,301,033
Gjensidige Forsikring ASA	10,495	254,618
Mowi ASA	20,651	488,742
Norsk Hydro ASA	62,662	493,061
Orkla ASA	34,581	346,625
Schibsted ASA, Class A	4,584	176,735
Schibsted ASA, B Shares	4,171	140,667
Telenor ASA	29,787	468,223
Yara International ASA	9,865	497,375

		5,665,639

Peru — 0.1%
Cia de Minas Buenaventura SAA, ADR(a)	9,607	70,323
Credicorp Ltd.	3,359	410,033
Southern Copper Corp.(d)	5,366	331,136

		811,492

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	70,570	75,355
AC Energy Corp.	606,700	130,876
Ayala Corp.	13,480	219,736
Ayala Land, Inc.	317,200	228,293
Bank of the Philippine Islands	94,032	169,904
BDO Unibank, Inc.	93,622	221,564
Globe Telecom, Inc.	905	58,997
GT Capital Holdings, Inc.	3,701	39,193
International Container Terminal Services, Inc.	41,800	163,946
JG Summit Holdings, Inc.	164,265	170,508
Jollibee Foods Corp.	45,180	191,733

Security	Shares	Value

Philippines (continued)
Manila Electric Co.	11,960	$69,208
Metro Pacific Investments Corp.	584,000	44,662
Metropolitan Bank & Trust Co.	96,987	105,919
Monde Nissin Corp.(a)(c)	387,800	123,202
PLDT, Inc.	6,295	223,690
SM Investments Corp.	9,052	167,398
SM Prime Holdings, Inc.	486,150	323,161
Universal Robina Corp.	34,300	86,099

		2,813,444

Poland — 0.2%
Allegro.eu SA(a)(c)	20,056	193,071
Bank Polska Kasa Opieki SA	8,196	247,385
CD Projekt SA	3,685	175,268
Cyfrowy Polsat SA	8,953	77,150
Dino Polska SA(a)(c)	3,219	293,446
InPost SA(a)	8,911	107,519
KGHM Polska Miedz SA	7,250	251,656
LPP SA	55	234,789
mBank SA(a)	1,117	119,371
Orange Polska SA(a)	32,359	67,864
PGE Polska Grupa Energetyczna SA(a)	38,915	77,652
Polski Koncern Naftowy ORLEN SA	18,696	344,603
Polskie Gornictwo Naftowe i Gazownictwo SA	93,796	146,686
Powszechna Kasa Oszczednosci Bank Polski SA(a)	38,504	427,075
Powszechny Zaklad Ubezpieczen SA	26,379	230,353
Santander Bank Polska SA	1,611	138,343

		3,132,231

Portugal — 0.1%
EDP - Energias de Portugal SA.	132,565	728,220
Galp Energia SGPS SA	25,061	243,170
Jeronimo Martins SGPS SA	17,151	392,481

		1,363,871

Qatar — 0.2%
Barwa Real Estate Co.	109,970	91,639
Commercial Bank PSQC	100,850	185,354
Industries Qatar QSC	97,136	409,748
Masraf Al Rayan QSC	154,440	195,148
Mesaieed Petrochemical Holding Co.	245,102	139,352
Ooredoo QPSC	63,062	120,556
Qatar Electricity & Water Co. QSC	34,989	158,170
Qatar Fuel QSC	23,217	115,576
Qatar Gas Transport Co. Ltd.	132,108	118,561
Qatar International Islamic Bank QSC	39,371	98,746
Qatar Islamic Bank SAQ	52,150	260,317
Qatar National Bank QPSC	225,476	1,239,716

		3,132,883

Romania — 0.0%
NEPI Rockcastle PLC	22,422	149,152

Russia — 1.0%
Alrosa AO(a)	105,373	171,577
Gazprom PJSC	590,704	2,704,774
Inter RAO UES PJSC(a)	2,890,341	163,985
LUKOIL PJSC	21,213	1,888,872
Magnit PJSC, GDR, Registered Shares	14,877	223,127
Mail.Ru Group Ltd., GDR, Registered Shares(a)	5,177	59,952
MMC Norilsk Nickel PJSC	3,587	1,091,090
Mobile TeleSystems PJSC, ADR	25,223	200,523
Moscow Exchange MICEX-RTS PJSC(a)	63,850	129,822
Novatek PJSC, GDR, Registered Shares	4,413	1,031,781

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Novolipetsk Steel PJSC(a)	58,207	$168,337
Ozon Holdings PLC, ADR(a)	2,417	73,061
PhosAgro PJSC, GDR, Registered Shares	7,652	165,102
Polymetal International PLC	13,797	241,335
Polyus PJSC(a)	1,590	277,554
Rosneft Oil Co. PJSC	52,629	419,289
Sberbank of Russia PJSC	534,519	2,093,970
Severstal PAO	10,830	231,029
Surgutneftegas PJSC	413,786	218,330
Tatneft PJSC	79,440	527,764
TCS Group Holding PLC, Registered Shares	6,905	559,652
United Co. RUSAL International(a)	172,792	169,971
VTB Bank PJSC	186,510,000	119,243
X5 Retail Group NV, GDR, Registered Shares	9,876	257,731
Yandex NV, Class A(a)	16,115	963,912

		14,151,783

Saudi Arabia — 1.0%
Advanced Petrochemical Co.	6,265	117,331
Al Rajhi Bank	61,598	2,322,999
Alinma Bank	51,081	325,406
Almarai Co. JSC	14,060	182,776
Arab National Bank	31,320	190,744
Bank AlBilad(a)	11,600	142,969
Bank Al-Jazira	25,089	128,708
Banque Saudi Fransi	38,664	485,759
Bupa Arabia for Cooperative Insurance Co.	3,161	110,632
Co. for Cooperative Insurance	5,107	105,109
Dar Al Arkan Real Estate Development Co.(a)	26,789	71,715
Dr Sulaiman Al Habib Medical Services Group Co.	3,988	171,238
Emaar Economic City(a)	43,654	138,831
Etihad Etisalat Co.	14,520	120,436
Jarir Marketing Co.	2,022	105,811
Mobile Telecommunications Co. Saudi Arabia(a)	32,501	104,031
Mouwasat Medical Services Co.	2,638	121,887
National Industrialization Co.(a)	29,825	157,914
Rabigh Refining & Petrochemical Co.(a)	21,209	116,519
Riyad Bank	75,342	543,833
SABIC Agri-Nutrients Co.	11,261	528,639
Sahara International Petrochemical Co.	14,239	158,690
Saudi Arabian Mining Co.(a)	20,212	421,820
Saudi Arabian Oil Co.(c)	110,453	1,052,750
Saudi Basic Industries Corp.	42,762	1,318,754
Saudi British Bank	49,635	435,320
Saudi Cement Co.	5,760	83,988
Saudi Electricity Co.	40,008	255,173
Saudi Industrial Investment Group	15,022	124,418
Saudi Kayan Petrochemical Co.(a)	43,107	194,743
Saudi National Bank	113,203	1,941,794
Saudi Telecom Co.	28,508	852,711
Savola Group	12,960	110,319
Yanbu National Petrochemical Co.	12,736	232,534

		13,476,301

Singapore — 0.7%
Ascendas Real Estate Investment Trust	164,051	359,433
BOC Aviation Ltd.(c)(d)	12,300	90,117
CapitaLand Integrated Commercial Trust	242,723	367,233
Capitaland Investment Ltd.(a)	122,500	309,732
City Developments Ltd.(d)	17,400	88,033
DBS Group Holdings Ltd.	91,984	2,227,756
Genting Singapore Ltd.(d)	233,100	134,081
Keppel Corp. Ltd.	81,000	308,043
Mapletree Commercial Trust	114,900	170,139

Security	Shares	Value

Singapore (continued)
Mapletree Logistics Trust	200,049	$282,136
Oversea-Chinese Banking Corp. Ltd.(d)	168,449	1,425,710
Sea Ltd., ADR(a)(d)	7,023	1,571,115
Singapore Airlines Ltd.(a)	71,999	266,954
Singapore Exchange Ltd.	42,100	290,615
Singapore Technologies Engineering Ltd.	65,500	182,792
Singapore Telecommunications Ltd.	435,300	749,360
United Overseas Bank Ltd.	58,900	1,176,334
UOL Group Ltd.	22,000	115,804
Venture Corp. Ltd.	12,300	167,143

		10,282,530

South Africa — 0.9%
Absa Group Ltd.	39,136	374,553
African Rainbow Minerals Ltd.	7,134	103,516
Anglo American Platinum Ltd.	2,774	316,394
AngloGold Ashanti Ltd.	19,921	419,448
Aspen Pharmacare Holdings Ltd.	18,439	259,708
Bid Corp. Ltd.	14,178	290,493
Bidvest Group Ltd.	15,555	184,932
Capitec Bank Holdings Ltd.	4,636	593,443
Clicks Group Ltd.	17,239	341,351
Discovery Ltd.(a)(d)	20,716	186,646
Exxaro Resources Ltd.	14,243	136,638
FirstRand Ltd.	244,686	933,511
Gold Fields Ltd.	43,191	477,874
Growthpoint Properties Ltd.	122,689	118,339
Harmony Gold Mining Co. Ltd.	22,182	93,032
Impala Platinum Holdings Ltd.	38,734	546,410
Kumba Iron Ore Ltd.	2,943	84,874
Mr Price Group Ltd.	10,819	135,689
MTN Group Ltd.(a)	87,240	935,121
MultiChoice Group	18,030	138,211
Naspers Ltd., N Shares	10,794	1,675,348
Nedbank Group Ltd.	31,069	341,242
Northam Platinum Holdings Ltd.(a)	18,042	237,201
Old Mutual Ltd.	220,791	181,510
Pepkor Holdings Ltd.(a)(c)	96,071	131,973
Rand Merchant Investment Holdings Ltd.	48,390	137,392
Remgro Ltd.	22,131	182,145
Sanlam Ltd.	86,962	323,945
Sasol Ltd.(a)	32,748	536,169
Shoprite Holdings Ltd.	22,378	293,336
Sibanye Stillwater Ltd.	137,560	427,718
Spar Group Ltd.	12,100	126,900
Standard Bank Group Ltd.	59,536	523,046
Tiger Brands Ltd.	7,701	87,473
Vodacom Group Ltd.	34,946	294,977
Woolworths Holdings Ltd.	55,517	180,679

		12,351,237

South Korea — 3.4%
Alteogen, Inc.(a)	1,407	89,475
Amorepacific Corp.	1,902	266,918
Amorepacific Group	1,240	46,203
BGF retail Co. Ltd.	426	52,053
Celltrion Healthcare Co. Ltd.	4,593	309,432
Celltrion Pharm, Inc.(a)	745	77,874
Celltrion, Inc.	5,118	851,986
Cheil Worldwide, Inc.	4,081	78,310
CJ CheilJedang Corp.	487	158,651
CJ Corp.	848	59,423
CJ ENM Co. Ltd.	390	45,466
CJ Logistics Corp.(a)	414	43,844

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Coway Co. Ltd.	2,504	$156,879
DB Insurance Co. Ltd.	1,949	88,490
Doosan Bobcat, Inc.(a)	2,907	99,486
Doosan Heavy Industries & Construction Co. Ltd.(a)	16,537	283,138
Douzone Bizon Co. Ltd.	1,032	63,295
Ecopro BM Co. Ltd.	621	260,910
E-MART, Inc.(a)	661	83,796
F&F Co. Ltd. / New(a)	196	155,611
Green Cross Corp.	457	83,639
GS Engineering & Construction Corp.	4,354	144,789
GS Holdings Corp.	2,934	96,368
Hana Financial Group, Inc.	13,571	479,451
Hankook Tire & Technology Co. Ltd.	4,552	152,070
Hanmi Pharm Co. Ltd.	242	56,139
Hanon Systems	6,705	75,821
Hanwha Solutions Corp.(a)	7,333	218,706
HLB, Inc.(a)	6,786	198,548
HMM Co. Ltd.(a)	13,009	294,271
Hotel Shilla Co. Ltd.	1,174	76,943
HYBE Co. Ltd.(a)	1,064	311,647
Hyundai Engineering & Construction Co. Ltd.	3,298	123,058
Hyundai Glovis Co. Ltd.	1,004	141,581
Hyundai Heavy Industries Holdings Co. Ltd.	2,110	95,224
Hyundai Mobis Co. Ltd.	3,557	760,333
Hyundai Motor Co.	7,239	1,270,657
Hyundai Steel Co.	3,455	118,984
Iljin Materials Co. Ltd.	1,243	140,739
Industrial Bank of Korea(a)	10,461	90,496
Kakao Corp.(a)	16,061	1,516,676
Kakao Games Corp.(a)	1,768	135,112
KakaoBank Corp.(a)	5,667	281,264
Kangwon Land, Inc.(a)	4,062	82,051
KB Financial Group, Inc.	19,522	902,781
Kia Corp.	13,238	913,595
Korea Aerospace Industries Ltd.	2,844	77,490
Korea Electric Power Corp.(a)	10,419	193,457
Korea Investment Holdings Co. Ltd.	1,488	100,813
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,655	131,555
Korea Zinc Co. Ltd.	398	171,248
Korean Air Lines Co. Ltd.(a)	8,579	211,261
Krafton, Inc.(a)	1,156	446,787
KT&G Corp.(a)	6,333	420,751
Kumho Petrochemical Co. Ltd.	1,183	164,915
L&F Co. Ltd.(a)	1,254	233,344
LG Chem Ltd.	2,512	1,298,608
LG Corp.	3,510	238,916
LG Display Co. Ltd.(a)	10,040	207,002
LG Electronics, Inc.(a)	4,936	571,493
LG Household & Health Care Ltd.	441	407,028
LG Innotek Co. Ltd.	809	247,327
LG Uplus Corp.	6,969	79,519
Lotte Chemical Corp.	865	157,794
Lotte Shopping Co. Ltd.	260	19,051
Meritz Securities Co. Ltd.	25,240	109,282
Mirae Asset Securities Co. Ltd.	9,107	66,160
NAVER Corp.	6,006	1,906,432
NCSoft Corp.	791	427,241
Netmarble Corp.(c)	1,410	148,093
NH Investment & Securities Co. Ltd.	5,312	55,792
Orion Corp./Republic of Korea	907	78,955

Security	Shares	Value

South Korea (continued)
Pan Ocean Co. Ltd.	24,785	$112,725
Pearl Abyss Corp.(a)	1,729	200,934
POSCO	3,587	831,778
POSCO Chemical Co. Ltd.	2,049	247,599
S-1 Corp.	442	27,503
Samsung Biologics Co. Ltd.(a)(c)	944	716,785
Samsung C&T Corp.	4,015	401,179
Samsung Electro-Mechanics Co. Ltd.	3,088	512,148
Samsung Electronics Co. Ltd.	242,549	15,929,384
Samsung Engineering Co. Ltd.(a)	6,952	133,665
Samsung Fire & Marine Insurance Co. Ltd.	1,332	226,274
Samsung Heavy Industries Co. Ltd.(a)	32,333	154,145
Samsung Life Insurance Co. Ltd.	3,145	169,349
Samsung SDI Co. Ltd.(a)	2,838	1,560,820
Samsung SDS Co. Ltd.	2,432	319,459
Samsung Securities Co. Ltd.	2,723	102,669
SD Biosensor, Inc.(a)	2,813	132,279
Seegene, Inc.	1,744	89,492
Shin Poong Pharmaceutical Co. Ltd.	1,384	37,083
Shinhan Financial Group Co. Ltd.	22,744	702,768
SK Biopharmaceuticals Co. Ltd.(a)	734	59,957
SK Bioscience Co. Ltd.(a)	894	169,211
SK Chemicals Co. Ltd.	589	73,740
SK Hynix, Inc.(a)	27,563	3,027,316
SK IE Technology Co. Ltd.(a)(c)	745	105,195
SK Innovation Co. Ltd.(a)	2,876	575,865
SK Square Co. Ltd.(a)	1,293	72,223
SK Telecom Co. Ltd.	2,001	97,241
SK, Inc.	2,218	467,597
SKC Co. Ltd.	1,153	168,519
S-Oil Corp.	2,657	190,964
Woori Financial Group, Inc.	25,605	273,060
Yuhan Corp.	2,039	106,523

		48,197,946

Spain — 1.4%
ACS Actividades de Construccion y Servicios SA	13,008	346,807
Aena SME SA(a)(c)	3,809	599,856
Amadeus IT Group SA(a)	22,401	1,515,746
Banco Bilbao Vizcaya Argentaria SA	339,942	2,016,189
Banco Santander SA	857,572	2,848,062
CaixaBank SA	237,510	648,792
Cellnex Telecom SA(c)	25,790	1,493,953
EDP Renovaveis SA	14,549	361,797
Enagas SA	8,450	196,305
Endesa SA	16,421	378,035
Ferrovial SA	24,064	752,569
Grifols SA	14,947	287,620
Iberdrola SA	294,603	3,488,092
Industria de Diseno Textil SA	53,944	1,739,696
Naturgy Energy Group SA	14,040	456,653
Red Electrica Corp. SA	20,753	448,771
Repsol SA	69,044	817,697
Siemens Gamesa Renewable Energy SA(a)	13,551	321,807
Telefonica SA	271,300	1,176,413

		19,894,860

Sweden — 2.3%
Alfa Laval AB	15,879	637,852
Assa Abloy AB, Class B	48,687	1,484,027
Atlas Copco AB, A Shares	36,213	2,502,348
Atlas Copco AB, B Shares	19,330	1,135,449
Boliden AB	15,302	590,041
Electrolux AB	12,552	304,005

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Embracer Group AB(a)	27,798	$294,909
Epiroc AB, Class A	32,873	831,220
Epiroc AB, Class B	21,727	459,465
EQT AB	14,363	778,619
Essity AB, Class B	30,432	992,838
Evolution AB(c)	9,160	1,294,683
Fastighets AB Balder, B Shares(a)	4,951	356,293
Getinge AB	11,374	495,703
H & M Hennes & Mauritz AB, B Shares	36,265	711,596
Hexagon AB, B Shares	101,318	1,604,932
Husqvarna AB, B Shares	19,743	315,669
Industrivarden AB, A Shares	4,631	147,146
Industrivarden AB, C Shares	8,883	278,310
Investment AB Latour, B Shares	6,110	248,240
Investor AB	17,036	448,177
Investor AB, B Shares	102,401	2,569,580
Kinnevik AB, Class B(a)	12,635	449,220
L E Lundbergforetagen AB, B Shares	3,350	187,686
Lifco AB	11,555	345,132
Lundin Energy AB	9,142	327,126
Nibe Industrier AB, B Shares	70,396	1,063,679
Sagax AB, Class B	9,152	307,850
Sandvik AB	55,974	1,560,193
Securitas AB, B Shares	13,331	183,387
Sinch AB(a)(c)	23,930	301,957
Skandinaviska Enskilda Banken AB, Class A	84,633	1,175,007
Skanska AB, B Shares	16,387	423,459
SKF AB, B Shares	18,679	441,753
Svenska Cellulosa AB SCA, Class B	32,013	568,048
Svenska Handelsbanken AB, A Shares	76,947	831,639
Swedbank AB, A Shares	48,976	984,213
Swedish Match AB	86,180	684,156
Tele2 AB, B Shares	26,650	380,180
Telefonaktiebolaget LM Ericsson, B Shares	147,753	1,625,732
Telia Co. AB	123,682	483,716
Volvo AB, A Shares	10,115	237,273
Volvo AB, B Shares	76,858	1,777,455

		32,819,963

Switzerland — 6.7%
ABB Ltd., Registered Shares	83,465	3,181,083
Adecco Group AG, Registered Shares	7,309	372,447
Alcon, Inc.	24,882	2,194,725
Bachem Holding AG	294	230,216
Baloise Holding AG, Registered Shares	2,595	423,537
Barry Callebaut AG, Registered Shares	155	376,286
Chocoladefabriken Lindt & Spruengli AG	49	679,181
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	5	670,544
Cie Financiere Richemont SA, Class A, Registered Shares	26,310	3,931,630
Clariant AG, Registered Shares	8,166	169,631
Coca-Cola HBC AG	8,866	306,988
Credit Suisse Group AG, Registered Shares	137,334	1,331,538
EMS-Chemie Holding AG, Registered Shares	333	372,154
Geberit AG, Registered Shares	1,962	1,599,292
Givaudan SA, Registered Shares	497	2,607,562
Holcim Ltd., Registered Shares	24,381	1,239,994
Julius Baer Group Ltd.	11,737	784,880
Kuehne + Nagel International AG, Registered Shares	2,624	845,078
Logitech International SA, Registered Shares	8,815	739,469
Lonza Group AG, Registered Shares	3,793	3,158,006

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered Shares	142,907	$19,952,288
Novartis AG, Registered Shares	111,212	9,772,418
Partners Group Holding AG	1,146	1,891,828
Roche Holding AG	37,042	15,429,945
Schindler Holding AG	2,203	591,351
Schindler Holding AG, Registered Shares	1,003	268,039
SGS SA, Registered Shares	315	1,050,114
Sika AG, Registered Shares	7,253	3,014,471
Sonova Holding AG, Registered Shares	2,860	1,117,679
STMicroelectronics NV	34,711	1,706,911
Straumann Holding AG, Registered Shares	553	1,169,369
Swatch Group AG	1,397	425,437
Swatch Group AG, Registered Shares	3,546	207,323
Swiss Life Holding AG, Registered Shares	1,650	1,008,112
Swiss Prime Site AG, Registered Shares	3,151	309,327
Swiss Re AG	15,887	1,568,261
Swisscom AG, Registered Shares	1,435	809,518
Temenos AG, Registered Shares	3,470	478,309
UBS Group AG, Registered Shares	182,810	3,281,309
VAT Group AG(c)	1,377	682,336
Vifor Pharma AG	2,227	395,621
Zurich Insurance Group AG	7,441	3,259,746

		93,603,953

Taiwan — 4.5%
Accton Technology Corp.	27,000	252,995
Acer, Inc.	179,504	197,101
Advantech Co. Ltd.	15,157	216,674
ASE Technology Holding Co. Ltd.	147,343	569,365
Asia Cement Corp.	94,233	150,663
ASMedia Technology, Inc.	2,000	131,151
Asustek Computer, Inc.	38,220	518,854
AU Optronics Corp.	414,000	342,237
Catcher Technology Co. Ltd.	45,000	254,393
Cathay Financial Holding Co. Ltd.	433,488	976,584
Chailease Holding Co. Ltd.	58,716	558,496
Chang Hwa Commercial Bank Ltd.	246,513	151,388
Cheng Shin Rubber Industry Co. Ltd.	66,436	86,580
China Development Financial Holding Corp.	694,191	438,445
China Steel Corp.	635,638	811,115
Chunghwa Telecom Co. Ltd.	187,000	787,194
Compal Electronics, Inc.	192,000	167,847
CTBC Financial Holding Co. Ltd.	1,005,601	942,047
Delta Electronics, Inc.	101,000	1,002,141
E.Sun Financial Holding Co. Ltd.	633,918	642,512
Eclat Textile Co. Ltd.	6,303	143,621
eMemory Technology, Inc.	3,000	236,774
Evergreen Marine Corp. Taiwan Ltd.	144,139	738,413
Far Eastern New Century Corp.	80,607	85,244
Far EasTone Telecommunications Co. Ltd.	140,000	326,607
Feng TAY Enterprise Co. Ltd.	21,318	178,192
First Financial Holding Co. Ltd.	497,742	440,277
Formosa Chemicals & Fibre Corp.	161,360	470,622
Formosa Petrochemical Corp.	50,000	172,889
Formosa Plastics Corp.	186,040	698,258
Foxconn Technology Co. Ltd.	43,007	100,714
Fubon Financial Holding Co. Ltd.	392,596	1,080,630
Giant Manufacturing Co. Ltd.	21,000	261,366
Globalwafers Co. Ltd.	12,000	384,434
Hiwin Technologies Corp.	13,545	149,904
Hon Hai Precision Industry Co. Ltd.	631,800	2,369,337
Hotai Motor Co. Ltd.	13,000	288,062
Hua Nan Financial Holdings Co. Ltd.	466,213	356,854

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Innolux Corp.	428,494	$302,796
Inventec Corp.	92,470	83,282
Largan Precision Co. Ltd.	5,000	444,829
Lite-On Technology Corp.	99,816	229,851
MediaTek, Inc.	80,255	3,443,702
Mega Financial Holding Co. Ltd.	502,110	644,844
Micro-Star International Co. Ltd.	37,000	214,303
momo.com Inc.	2,000	117,092
Nan Ya Plastics Corp.	270,790	834,234
Nan Ya Printed Circuit Board Corp.	12,000	247,181
Nanya Technology Corp.	50,000	140,831
Nien Made Enterprise Co. Ltd.	9,000	134,008
Novatek Microelectronics Corp.	31,000	601,967
Oneness Biotech Co. Ltd.(a)	11,000	114,306
Parade Technologies Ltd.	4,000	304,320
Pegatron Corp.	110,000	274,461
Pou Chen Corp.	92,000	110,062
President Chain Store Corp.	26,000	256,726
Quanta Computer, Inc.	138,000	471,301
Realtek Semiconductor Corp.	23,240	485,560
Ruentex Development Co. Ltd.	72,206	166,137
Shanghai Commercial & Savings Bank Ltd.	166,512	284,038
Shin Kong Financial Holding Co. Ltd.	671,499	267,600
SinoPac Financial Holdings Co. Ltd.	547,741	319,438
Synnex Technology International Corp.	58,500	139,774
Taishin Financial Holding Co. Ltd.	471,635	322,655
Taiwan Cement Corp.	256,055	443,780
Taiwan Cooperative Financial Holding Co. Ltd.	469,676	431,554
Taiwan High Speed Rail Corp.	140,000	149,590
Taiwan Mobile Co. Ltd.	63,800	230,415
Taiwan Semiconductor Manufacturing Co. Ltd.	1,251,000	27,673,364
Unimicron Technology Corp.	58,000	482,674
Uni-President Enterprises Corp.	245,950	608,927
United Microelectronics Corp.	605,000	1,417,376
Vanguard International Semiconductor Corp.	38,000	216,457
Voltronic Power Technology Corp.	3,000	167,364
Wan Hai Lines Ltd.	34,100	243,217
Win Semiconductors Corp.	16,000	215,893
Winbond Electronics Corp.	163,000	199,587
Wistron Corp.	133,161	140,137
Wiwynn Corp.	6,000	241,335
WPG Holdings Ltd.	78,448	149,046
Yageo Corp.	19,783	342,041
Yang Ming Marine Transport Corp.(a)	110,000	478,448
Yuanta Financial Holding Co. Ltd.	449,550	410,634
Zhen Ding Technology Holding Ltd.	37,710	136,621

		63,013,738

Thailand — 0.5%
Advanced Info Service PCL, NVDR	61,700	424,430
Airports of Thailand PCL, NVDR(a)	219,900	400,418
Asset World Corp. PCL, NVDR(a)	606,100	83,968
B Grimm Power PCL, NVDR	88,000	106,863
Bangkok Commercial Asset Management PCL, NVDR	123,200	79,565
Bangkok Dusit Medical Services PCL, NVDR	563,700	387,716
Bangkok Expressway & Metro PCL	553,100	139,946
BTS Group Holdings PCL, NVDR(d)	513,400	143,502
Bumrungrad Hospital PCL, NVDR	22,400	94,261
Central Pattana PCL, NVDR	102,400	173,135
Central Retail Corp. PCL, NVDR	103,400	98,958
Charoen Pokphand Foods PCL, NVDR	204,000	155,870

Security	Shares	Value

Thailand (continued)
CP ALL PCL, NVDR	291,000	$513,591
Delta Electronics Thailand PCL, NVDR	14,000	173,316
Electricity Generating PCL, NVDR	23,800	124,908
Energy Absolute PCL, NVDR	98,300	282,127
Global Power Synergy PCL, NVDR	42,200	112,216
Gulf Energy Development PCL, NVDR	120,400	164,906
Home Product Center PCL, NVDR	339,932	147,471
Indorama Ventures PCL, NVDR	97,000	125,410
Intouch Holdings PCL, NVDR	34,500	82,842
Krung Thai Bank PCL, NVDR	285,275	112,459
Krungthai Card PCL, NVDR	24,000	42,572
Land & Houses PCL, NVDR	601,300	158,088
Minor International PCL, NVDR(a)	146,680	126,121
Muangthai Capital PCL, NVDR	57,700	101,236
Osotspa PCL, NVDR	81,600	83,630
PTT Exploration & Production PCL, NVDR	76,522	269,772
PTT Global Chemical PCL, NVDR	115,068	202,245
PTT Oil & Retail Business PCL, NVDR	127,800	103,156
PTT PCL, NVDR	530,000	601,462
Siam Cement PCL, NVDR	32,500	375,736
Siam Commercial Bank PCL, NVDR	41,800	158,662
Sri Trang Gloves Thailand PCL, NVDR(d)	105,700	95,717
Srisawad Corp. PCL, NVDR	53,800	99,228
Thai Oil PCL, NVDR	51,600	76,358
Thai Union Group PCL, NVDR	228,000	133,150
True Corp. PCL, NVDR(d)	783,140	111,988

		6,866,999

Turkey — 0.0%
Akbank TAS	148,211	80,041
BIM Birlesik Magazalar A/S	17,408	80,665
Eregli Demir ve Celik Fabrikalari TAS, Registered Shares	51,754	110,167
Ford Otomotiv Sanayi A/S	2,700	48,596
KOC Holding A/S	17,992	38,598
Turkcell Iletisim Hizmetleri A/S	33,444	46,668
Turkiye Garanti Bankasi A/S	101,489	86,372
Turkiye Is Bankasi A/S, Class C	88,347	47,853
Turkiye Petrol Rafinerileri A/S(a)	5,076	59,276

		598,236

United Arab Emirates — 0.3%
Abu Dhabi Commercial Bank PJSC	124,127	287,985
Abu Dhabi Islamic Bank PJSC	34,506	64,428
Abu Dhabi National Oil Co. for Distribution PJSC	126,679	147,267
Aldar Properties PJSC	176,567	191,731
Dubai Islamic Bank PJSC	174,226	254,639
Emaar Properties PJSC	172,958	229,840
Emirates NBD Bank PJSC	124,476	458,830
Emirates Telecommunications Group Co. PJSC	177,970	1,537,725
First Abu Dhabi Bank PJSC	229,078	1,174,999

		4,347,444

United Kingdom — 8.0%
3i Group PLC	52,356	1,026,348
Abrdn PLC	126,751	412,957
Admiral Group PLC	11,740	502,524
Anglo American PLC	64,084	2,635,917
Ashtead Group PLC	23,604	1,902,825
Associated British Foods PLC	15,776	431,851
AstraZeneca PLC	77,965	9,103,921
Auto Trader Group PLC(c)	58,215	583,016
AVEVA Group PLC	6,894	318,104
Aviva PLC	198,882	1,108,603

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
BAE Systems PLC	176,432	$1,315,687
Barclays PLC	851,378	2,168,682
Barratt Developments PLC	47,948	486,887
Berkeley Group Holdings PLC	5,722	370,529
BP PLC	1,010,441	4,527,403
British American Tobacco PLC	112,128	4,163,504
British Land Co. PLC	47,803	345,201
BT Group PLC	467,577	1,075,660
Bunzl PLC	15,923	622,037
Burberry Group PLC	21,147	521,956
CK Hutchison Holdings Ltd.	135,508	872,458
CNH Industrial NV	55,358	1,070,303
Coca-Cola European Partners PLC	10,271	574,457
Compass Group PLC(a)	88,732	1,997,684
Croda International PLC	6,884	942,911
DCC PLC	4,685	383,529
Diageo PLC	119,205	6,517,657
Evraz PLC	27,295	223,159
Ferguson PLC	11,390	2,023,167
GlaxoSmithKline PLC	254,925	5,550,418
Halma PLC	19,718	854,950
Hargreaves Lansdown PLC	17,098	314,196
HSBC Holdings PLC	1,037,011	6,262,777
Imperial Brands PLC	46,724	1,023,947
Informa PLC(a)	90,797	635,722
InterContinental Hotels Group PLC(a)	9,063	585,914
Intertek Group PLC	9,200	701,844
J Sainsbury PLC	105,979	396,146
JD Sports Fashion PLC	144,085	424,835
Johnson Matthey PLC	10,313	286,577
Kingfisher PLC	97,026	446,295
Land Securities Group PLC	31,499	332,439
Legal & General Group PLC	305,536	1,233,843
Lloyds Banking Group PLC	3,536,830	2,296,787
London Stock Exchange Group PLC	16,498	1,551,969
M&G PLC	119,534	323,377
Melrose Industries PLC	240,178	522,335
Mondi PLC	27,075	671,566
National Grid PLC	179,500	2,588,262
Natwest Group PLC	274,853	841,686
Next PLC	6,073	671,692
Ocado Group PLC(a)	24,539	558,295
Pearson PLC	45,043	373,665
Persimmon PLC	15,288	592,548
Phoenix Group Holdings PLC	27,913	247,086
Prudential PLC	130,357	2,254,243
Reckitt Benckiser Group PLC	37,174	3,200,072
RELX PLC	96,818	3,160,808
Rentokil Initial PLC	86,686	686,184
Rio Tinto PLC	54,294	3,580,485
Rolls-Royce Holdings PLC(a)	478,219	798,212
Sage Group PLC	59,257	685,659
Schroders PLC	7,593	366,494
Segro PLC	62,242	1,211,337
Severn Trent PLC	12,635	504,540
Smith & Nephew PLC	47,556	829,965
Smiths Group PLC	19,423	415,755
Spirax-Sarco Engineering PLC	3,703	805,885
SSE PLC	50,259	1,123,549
St James’s Place PLC	24,806	566,872
Standard Chartered PLC	131,932	802,250

Security	Shares	Value

United Kingdom (continued)
Taylor Wimpey PLC	211,225	$503,587
Tesco PLC	382,866	1,507,372
Unilever PLC	130,340	6,992,278
United Utilities Group PLC	38,207	563,761
Vodafone Group PLC	1,401,541	2,111,051
Whitbread PLC(a)	11,605	472,064
WPP PLC	56,546	861,067

		112,521,598

United States — 0.1%
Bausch Health Cos., Inc.(a)	17,238	476,142
Brookfield Renewable Corp., Class A	7,825	287,959
Legend Biotech Corp., ADR(a)(d)	2,709	126,266

		890,367

Total Common Stocks — 97.3%
(Cost: $940,319,335)		1,365,658,833

Preferred Securities

Preferred Stocks — 0.9%

Brazil — 0.3%
Banco Bradesco SA, Preference Shares	271,839	942,414
Braskem SA, Preference Shares, Class A	16,049	169,612
Centrais Eletricas Brasileiras SA, Preference B Shares	9,466	55,930
Cia Energetica de Minas Gerais, Preference Shares	39,778	94,936
Gerdau SA, Preference Shares	52,056	255,897
Itau Unibanco Holding SA, Preference Shares	245,491	925,167
Itausa SA, Preference Shares	225,674	360,945
Petroleo Brasileiro SA, Preference Shares	224,252	1,139,232

		3,944,133

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA, Preference Shares Class B	5,827	297,475

Colombia — 0.0%
Bancolombia SA, Preference Shares	21,944	172,702

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares	3,282	272,165
Fuchs Petrolub SE, Preference Shares	3,377	152,603
Henkel AG & Co. KGaA, Preference Shares	11,206	904,224
Porsche Automobil Holding SE, Preference Shares	7,398	698,466
Sartorius AG, Preference Shares	1,235	835,280
Volkswagen AG, Preference Shares	9,487	1,905,778

		4,768,516

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares	376,618	193,420

South Korea — 0.2%
Hyundai Motor Co., Preference Shares	2,624	220,743
LG Chem Ltd., Preference Shares	208	50,188
LG Household & Health Care Ltd., Preference Shares	199	103,045
Samsung Electronics Co. Ltd., Preference Shares	41,666	2,491,029

		2,865,005

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan — 0.0%
China Development Financial	106,239	$36,825

Total Preferred Securities — 0.9% (Cost: $9,927,063)		12,278,076

Rights

China — 0.0%
Seazen Group Ltd., (Expires: 03/28/22)(a)	5,142	—

South Korea — 0.0%
Doosan Heavy Industries & Construction, (Expires: 02/09/22)(a)	2,104	7,787

Total Rights — 0.0% (Cost: $ — )		7,787

Total Long-Term Investments — 98.2% (Cost: $950,246,398)		1,377,944,696

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(g)(h)(i)	39,388,840	39,400,656
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(g)(h)	24,644,820	24,644,820

Total Short-Term Securities — 4.6% (Cost: $64,047,966)		64,045,476

Total Investments — 102.8% (Cost: $1,014,294,364)		1,441,990,172

Liabilities in Excess of Other Assets — (2.8)%		(38,788,038)

Net Assets — 100.0%		$1,403,202,134

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Rounds to less than 1,000.
(g)	Affiliate of the Master Portfolio.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$28,246,049	$11,162,794	(a)	$—	$5,346	$(13,533)	$39,400,656	39,388,840	$187,463	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,863,928	12,780,892	(a)	—	—	—	24,644,820	24,644,820	1,344		—

					$5,346	$(13,533)	$64,045,476		$188,807		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSE 60 Index Mini	44	03/17/22	$2,228	$19,620
MSCI EAFE Index	157	03/18/22	18,226	186,229
MSCI Emerging Markets Index	72	03/18/22	4,415	23,692

				$229,541

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$229,541	$—	$—	$—	$229,541

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$130,794	$—	$—	$—	$130,794

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$105,787	$—	$—	$—	$105,787

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,878,434

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$64,984,592	$—	$64,984,592
Austria	—	2,171,567	—	2,171,567
Belgium	—	7,101,335	—	7,101,335

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Brazil	$—	$12,080,944	$—	$12,080,944
Canada	102,283,548	—	—	102,283,548
Chile	616,346	902,005	—	1,518,351
China	16,350,312	110,427,413	31,394	126,809,119
Colombia	177,985	294,995	—	472,980
Czech Republic	488,507	162,473	—	650,980
Denmark	—	23,629,647	—	23,629,647
Egypt	—	225,972	—	225,972
Finland	—	11,124,110	—	11,124,110
France	697,652	97,733,575	—	98,431,227
Germany	786,526	71,111,555	—	71,898,081
Greece	66,791	803,516	2	870,309
Hong Kong	876,137	25,128,980	—	26,005,117
Hungary	215,313	693,994	—	909,307
India	4,869,448	44,752,889	—	49,622,337
Indonesia	97,268	5,650,130	—	5,747,398
Ireland	—	9,176,057	—	9,176,057
Isle of Man	—	622,456	—	622,456
Israel	2,751,104	3,764,950	—	6,516,054
Italy	—	17,846,728	—	17,846,728
Japan	—	197,367,033	225,133	197,592,166
Jordan	—	263,282	—	263,282
Kuwait	147,261	2,298,273	—	2,445,534
Luxembourg	105,706	2,683,154	—	2,788,860
Macau	—	303,560	—	303,560
Malaysia	1,992,784	3,561,981	—	5,554,765
Mexico	8,237,845	—	—	8,237,845
Netherlands	1,541,038	53,784,867	—	55,325,905
New Zealand	—	2,363,033	—	2,363,033
Norway	140,667	5,524,972	—	5,665,639
Peru	811,492	—	—	811,492
Philippines	1,429,785	1,383,659	—	2,813,444
Poland	780,768	2,351,463	—	3,132,231
Portugal	392,481	971,390	—	1,363,871
Qatar	2,874,970	257,913	—	3,132,883
Romania	149,152	—	—	149,152
Russia	200,523	13,951,260	—	14,151,783
Saudi Arabia	2,735,090	10,741,211	—	13,476,301
Singapore	1,571,115	8,711,415	—	10,282,530
South Africa	4,010,977	8,340,260	—	12,351,237
South Korea	744,469	47,453,477	—	48,197,946
Spain	—	19,894,860	—	19,894,860
Sweden	—	32,819,963	—	32,819,963
Switzerland	1,349,725	92,254,228	—	93,603,953
Taiwan	114,306	62,899,432	—	63,013,738
Thailand	95,717	6,771,282	—	6,866,999
Turkey	324,694	273,542	—	598,236
United Arab Emirates	1,322,266	3,025,178	—	4,347,444
United Kingdom	574,457	111,947,141	—	112,521,598
United States	890,367	—	—	890,367
Preferred Securities
Preferred Stocks
South Korea	—	2,865,005	—	2,865,005
Brazil	—	3,944,133	—	3,944,133
Chile	—	297,475	—	297,475
Colombia	172,702	—	—	172,702
Russia	—	193,420	—	193,420
Germany	—	4,768,516	—	4,768,516
Taiwan	36,825	—	—	36,825
Rights	7,787	—	—	7,787

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$64,045,476	$—	$—	$64,045,476

	$227,077,382	$1,214,656,261	$256,529	$1,441,990,172

Derivative Financial Instruments(a)
Assets
Equity Contracts	$229,541	$—	$—	$229,541

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Statement of Assets and Liabilities

December 31, 2021

Total International ex U.S. Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,377,944,696
Investments, at value — affiliated(c)	64,045,476
Cash pledged for futures contracts	878,000
Foreign currency, at value(d)	864,484
Receivables:
Investments sold	3,921
Securities lending income — affiliated	14,330
Contributions from investors	1,023,663
Dividends — unaffiliated	1,628,456
Dividends — affiliated	61
Prepaid expenses	4,840

Total assets	1,446,407,927

LIABILITIES
Collateral on securities loaned	39,385,157
Payables:
Investments purchased	2,411,813
Accounting services fees	147,462
Deferred foreign capital gain tax	1,077,232
Investment advisory fees	12,206
Trustees’ fees	4,289
Other accrued expenses	72,168
Professional fees	52,110
Variation margin on futures contracts	43,356

Total liabilities	43,205,793

NET ASSETS	$1,403,202,134

NET ASSETS CONSIST OF
Investors’ capital	$976,347,723
Net unrealized appreciation (depreciation)	426,854,411

NET ASSETS	$1,403,202,134

(a) Investments, at cost — unaffiliated	$950,246,398
(b) Securities loaned, at value	$37,875,776
(c) Investments, at cost — affiliated	$64,047,966
(d) Foreign currency, at cost.	$866,410

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2021

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$36,080,070
Dividends — affiliated	1,344
Securities lending income — affiliated — net	187,463
Non-cash dividends — unaffiliated	2,042,914
Foreign taxes withheld	(4,363,011)

Total investment income	33,948,780

EXPENSES
Accounting services	405,690
Investment advisory	405,151
Pricing	81,345
Professional	75,945
Trustees	10,863
Miscellaneous	28,810

Total expenses	1,007,804
Less:
Fees waived and/or reimbursed by the Manager	(29,134)

Total expenses after fees waived and/or reimbursed	978,670

Net investment income	32,970,110

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(8,019,627)
Investments — affiliated	5,346
Foreign currency transactions	(330,166)
Futures contracts	130,794

(8,213,653)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	70,915,329
Investments — affiliated	(13,533)
Foreign currency translations	(155,645)
Futures contracts	105,787

70,851,938

Net realized and unrealized gain	62,638,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,608,395

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(126,880)
(b) Net of increase in deferred foreign capital gain tax of	$(667,267)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,970,110	$23,221,506
Net realized loss	(8,213,653)	(26,575,264)
Net change in unrealized appreciation (depreciation)	70,851,938	137,122,346

Net increase in net assets resulting from operations	95,608,395	133,768,588

CAPITAL TRANSACTIONS
Proceeds from contributions	900,216,526	507,738,832
Value of withdrawals	(798,980,542)	(530,057,182)

Net increase (decrease) in net assets derived from capital transactions	101,235,984	(22,318,350)

NET ASSETS
Total increase in net assets	196,844,379	111,450,238
Beginning of year	1,206,357,755	1,094,907,517

End of year	$1,403,202,134	$1,206,357,755

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Total International ex U.S. Index Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	7.70%	10.82%	21.29%	(13.87)%	27.67%

Ratios to Average Net Assets(a)
Total expenses	0.07%	0.09%	0.08%	0.08%	0.07%

Total expenses after fees waived and/or reimbursed	0.07%	0.09%	0.08%	0.08%	0.07%

Net investment income	2.44%	2.30%	3.17%	2.87%	2.85%

Supplemental Data
Net assets, end of year (000)	$1,403,202	$1,206,358	$1,094,908	$759,697	$1,048,849

Portfolio turnover rate	13%	23%	5%	40%	57%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a master portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	Net Amount	(b)

Barclays Capital, Inc.	$6,884,304	$(6,884,304)	$—	$—
BNP Paribas SA	4,769,458	(4,766,263)	—	3,195
Citigroup Global Markets, Inc.	3,053,691	(3,053,691)	—	—
Credit Suisse Securities (USA) LLC	2,300,289	(2,300,289)	—	—
Deutsche Bank Securities, Inc.	472,230	(472,230)	—	—
Goldman Sachs & Co. LLC	1,260,854	(1,260,854)	—	—
HSBC Bank PLC	121,839	(121,839)	—	—
Jefferies LLC	5,380	(5,380)	—	—
JPMorgan Securities LLC	984,048	(984,048)	—	—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	Net Amount	(b)
Morgan Stanley	$3,639,155	$(3,639,155)	$—	$—
National Financial Services LLC	485,384	(485,384)	—	—
Nomura Securities International, Inc.	8,045,152	(8,045,152)	—	—
Scotia Capital (USA), Inc.	4,651,989	(4,651,989)	—	—
SG Americas Securities LLC	65,107	(65,107)	—	—
State Street Bank & Trust Co.	257,706	(257,706)	—	—
UBS AG	59,145	(59,145)	—	—
Wells Fargo Bank N.A.	586,867	(586,867)	—	—
Wells Fargo Securities LLC	233,178	(233,178)	—	—

	$37,875,776	$(37,872,581)	$—	$3,195

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of December 31, 2021. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers and Reimbursements: With respect to each Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived and/or reimbursed was $7,612.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $21,522 in investment advisory fees pursuant to this arrangement.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $50,156 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Total International ex U.S. Index Master Portfolio	$31,825,705	$5,526,803	$(564,945)

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $298,750,051 and $171,280,981, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Total International ex U.S. Index Master Portfolio	$1,048,757,725	$485,445,212	$(92,193,144)	$393,252,068

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Master Portfolio’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

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Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Total International ex U.S. Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total International ex U.S. Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares MSCI Total International Index Fund and Total International ex U.S. Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	55

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

CD	Certificate of Deposit

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SCA	Societe en Commandite par Actions

SRF	State Revolving Fund

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-12/21-AR

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds III

•	iShares Russell 1000 Large-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82
International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26
Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 26.27%, Investor A Shares returned 25.99%, and Class K Shares returned 26.37%. The benchmark Russell 1000® Index returned 26.45% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the first quarter of 2021, following the strong end to 2020, favorable conditions continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Fed signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the United States starting to lead in the vaccine rollout, optimism continued to rise for strong economic growth in the first quarter. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported a positive return over the first quarter.

The U.S. equity market rallied in the second quarter of 2021 as the vaccination campaign continued to accelerate, and as more signs started to emerge for a sooner-than-expected economic activity restart. The U.S. Consumer Price Index increased by more than 4% (one-year as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play. However, the inflation concerns and the Fed’s cautious optimism about the recovery muted the market rally in May. In June, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Biden reached a bipartisan $1 trillion agreement for infrastructure spending.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed announcement in August was in line with expectations, as Fed Chair Jerome Powell suggested that tapering may start before year end during his Jackson Hole speech.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer, Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington D.C. regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. However, Congress passed a bill, toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November. However, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year’s policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed’s stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures have been exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to Spring 2022.

In the fourth quarter of 2021, from a Global Industry Classification Standard sector perspective within the benchmark, real estate (+13.80%), information technology (+13.77%) and materials (+12.76%) were among the best performers. While communication services (-0.92%), financials (+3.28%), and industrials (+6.08%) were among the worst performers.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 1000 Index® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2021 (continued)	iShares Russell 1000 Large-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	10 Years
Institutional	26.27%	18.26%	16.42%
Investor A	25.99	17.96	16.09
Class K	26.37	18.33	16.43

Russell 1000® Index	26.45	18.43	16.54

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$ 1,099.30	$0.63		$1,000.00	$1,024.60	$0.61		0.12%
Investor A	1,000.00	1,098.10	2.01		1,000.00	1,023.29	1.94		0.38
Class K	1,000.00	1,099.60	0.37		1,000.00	1,024.85	0.36		0.07

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares Russell 1000 Large-Cap Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Large Cap Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

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Statement of Assets and Liabilities

December 31, 2021

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments, at value — Master Portfolio	$809,363,774
Receivables:
Capital shares sold	1,361,652
Withdrawals from the Master Portfolio	8,302,465
Prepaid expenses	19,546

Total assets	819,047,437

LIABILITIES
Payables:
Accounting services fees	2,076
Administration fees	6,713
Capital shares redeemed	9,664,463
Officer’s fees	254
Other accrued expenses	10,718
Professional fees	32,439
Service fees	11,370
Transfer agent fees	116,419

Total liabilities	9,844,452

NET ASSETS	$809,202,985

NET ASSETS CONSIST OF
Paid-in capital	$402,761,093
Accumulated earnings	406,441,892

NET ASSETS	$809,202,985

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (continued)

December 31, 2021

iShares Russell 1000 Large-Cap Index Fund

NET ASSET VALUE
Institutional

Net assets	$172,195,723

Shares outstanding	5,548,573

Net asset value	$31.03

Shares authorized	Unlimited

Par value	N/A

Investor A

Net assets	$61,446,470

Shares outstanding	1,991,946

Net asset value	$30.85

Shares authorized	Unlimited

Par value	N/A

Class K

Net assets	$575,560,792

Shares outstanding	18,624,501

Net asset value	$30.90

Shares authorized	Unlimited

Par value	N/A

See notes to financial statements.

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Statement of Operations

Year Ended December 31, 2021

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$9,431,251
Dividends — affiliated	122,121
Securities lending income — affiliated — net	74,628
Foreign taxes withheld	(1,298)
Expenses	(240,135)
Fees waived	5,360

Total investment income	9,391,927

FUND EXPENSES
Transfer agent — class specific	275,586
Service — class specific	139,490
Registration	71,202
Administration	71,009
Professional	67,668
Accounting services	4,972
Officer	288
Miscellaneous	16,747

Total expenses	646,962
Less:
Fees waived and/or reimbursed by the Administrator	(1,285)
Transfer agent fees waived and/or reimbursed — class specific	(147,658)

Total expenses after fees waived and/or reimbursed	498,019

Net investment income	8,893,908

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from:
Investments — unaffiliated	4,475,982
Investments — affiliated	821,665
Futures contracts	1,070,532

6,368,179

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	146,810,876
Investments — affiliated	897,528
Futures contracts	20,509

147,728,913

Net realized and unrealized gain	154,097,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$162,991,000

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,893,908	$8,728,166
Net realized gain (loss)	6,368,179	(2,612,897)
Net change in unrealized appreciation (depreciation)	147,728,913	121,879,004

Net increase in net assets resulting from operations	162,991,000	127,994,273

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,082,663)	(1,928,228)
Investor A	(930,718)	(1,105,082)
Class K	(10,979,369)	(6,317,909)

Decrease in net assets resulting from distributions to shareholders	(14,992,750)	(9,351,219)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(280,334)	86,583,042

NET ASSETS
Total increase in net assets	147,717,916	205,226,096
Beginning of year	661,485,069	456,258,973

End of year	$809,202,985	$661,485,069

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional

	Year Ended December 31,

	2021	2020	2019		2018		2017

Net asset value, beginning of year	$25.08	$21.14	$16.58		$17.82		$15.07

Net investment income(a)	0.35	0.35	0.35		0.34		0.30
Net realized and unrealized gain (loss)	6.19	3.96	4.79		(1.19)		2.91

Net increase (decrease) from investment operations	6.54	4.31	5.14		(0.85)		3.21

Distributions(b)
From net investment income	(0.37)	(0.34)	(0.39)		(0.33)		(0.35)
From net realized gain	(0.22)	(0.03)	(0.19)		(0.06)		(0.11)
Return of capital	—	—	—		—		(0.00	)(c)

Total distributions	(0.59)	(0.37)	(0.58)		(0.39)		(0.46)

Net asset value, end of year	$31.03	$25.08	$21.14		$16.58		$17.82

Total Return(d)
Based on net asset value	26.27%	20.79%	31.28%		(4.88)%		21.46%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.12%	0.13%	0.15	%(h)	0.17	%(i)	0.17	%(i)

Total expenses after fees waived and/or reimbursed	0.12%	0.13%	0.13%		0.13%		0.13%

Net investment income	1.24%	1.66%	1.81%		1.89%		1.82%

Supplemental Data
Net assets, end of year (000)	$172,196	$125,604	$82,729		$102,279		$45,733

Portfolio turnover rate of the Master Portfolio	17%	14%	10%		12%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019, the expense ratio would have been 0.14%.

(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$24.92	$21.01	$16.48	$17.72	$14.99

Net investment income(a)	0.28	0.30	0.30	0.29	0.26
Net realized and unrealized gain (loss)	6.16	3.92	4.76	(1.18)	2.89

Net increase (decrease) from investment operations	6.44	4.22	5.06	(0.89)	3.15

Distributions(b)
From net investment income	(0.29)	(0.28)	(0.34)	(0.29)	(0.31)
From net realized gain	(0.22)	(0.03)	(0.19)	(0.06)	(0.11)
Return of capital	—	—	—	—	0.00	(c)

Total distributions	(0.51)	(0.31)	(0.53)	(0.35)	(0.42)

Net asset value, end of year	$30.85	$24.92	$21.01	$16.48	$17.72

Total Return(d)
Based on net asset value	25.99%	20.45%	30.98%	(5.15)%	21.16%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.63%	0.68%	0.76%	0.87%	0.68	%(h)

Total expenses after fees waived and/or reimbursed	0.37%	0.38%	0.38%	0.38%	0.38%

Net investment income	0.98%	1.42%	1.57%	1.60%	1.56%

Supplemental Data
Net assets, end of year (000)	$61,446	$84,724	$86,038	$57,500	$66,675

Portfolio turnover rate of the Master Portfolio	17%	14%	10%	12%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2017, the expense ratio would have been 0.67%.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Class K

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$24.97	$21.05	$16.52	$17.76	$15.01

Net investment income(a)	0.36	0.36	0.36	0.35	0.31
Net realized and unrealized gain (loss)	6.17	3.94	4.76	(1.19)	2.91

Net increase (decrease) from investment operations	6.53	4.30	5.12	(0.84)	3.22

Distributions(b)
From net investment income	(0.38)	(0.35)	(0.40)	(0.34)	(0.36)
From net realized gain	(0.22)	(0.03)	(0.19)	(0.06)	(0.11)
Return of capital	—	—	—	—	(0.00	)(c)

Total distributions	(0.60)	(0.38)	(0.59)	(0.40)	(0.47)

Net asset value, end of year	$30.90	$24.97	$21.05	$16.52	$17.76

Total Return(d)
Based on net asset value	26.37%	20.84%	31.28%	(4.85)%	21.60%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.07%	0.08%	0.10%	0.13%	0.10	%(h)

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.08%	0.08%	0.08%

Net investment income	1.29%	1.71%	1.87%	1.92%	1.87%

Supplemental Data
Net assets, end of year (000)	$575,561	$451,157	$287,492	$154,097	$99,149

Portfolio turnover rate of the Master Portfolio	17%	14%	10%	12%	12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2021, the percentage of the Master Portfolio owned by the Fund was 3.3%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2021, the class specific service fees borne directly by Investor A Shares were $139,490.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2021, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total

Reimbursed amounts	$670	$27,123	$2,133	$29,926

For the year ended December 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total

Transfer agent fees — class specific	$78,980	$177,758	$18,848	$275,586

Expense Limitations, Waivers and Reimbursements: The Administrator and the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.13%
Investor A	0.38
Class K	0.08

The Administrator and the Manager have agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2021, the Administrator waived and/or reimbursed investment advisory fees of $1,285 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed – class specific in the Statement of Operations. For the year ended December 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Class K	Total

Transfer agent fees waived and/or reimbursed — class specific	$636	$144,561	$2,461	$147,658

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	Year Ended	Year Ended
Fund Name	12/31/21	12/31/20

iShares Russell 1000 Large-Cap Index Fund
Ordinary income	$11,981,544	$9,049,894
Long-term capital gains	3,011,206	301,325

	$14,992,750	$9,351,219

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

iShares Russell 1000 Large-Cap Index Fund	$816,860	$1,860,818	$403,764,214	$406,441,892

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Russell 1000 Large-Cap Index Fund
Institutional
Shares sold	3,958,236	$109,578,992	3,869,357	$74,662,340
Shares issued in reinvestment of distributions	105,787	3,081,916	95,067	1,927,824
Shares redeemed	(3,524,510)	(96,669,122)	(2,869,461)	(59,689,187)

	539,513	$15,991,786	1,094,963	$16,900,977

Investor A
Shares sold	839,505	$23,731,241	1,480,384	$30,360,644
Shares issued in reinvestment of distributions	31,988	930,091	54,629	1,104,369
Shares redeemed	(2,279,451)	(60,190,536)	(2,230,668)	(47,846,287)

	(1,407,958)	$(35,529,204)	(695,655)	$(16,381,274)

Class K
Shares sold	6,696,905	$186,038,207	9,057,409	$182,227,116
Shares issued in reinvestment of distributions	347,267	10,056,414	276,250	5,651,370
Shares redeemed	(6,485,963)	(176,837,537)	(4,923,567)	(101,815,147)

	558,209	$19,257,084	4,410,092	$86,063,339

	(310,236)	$(280,334)	4,809,400	$86,583,042

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares Russell 1000 Large-Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares Russell 1000 Large-Cap Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

F U N D R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	17

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income

iShares Russell 1000 Large-Cap Index Fund	$ 8,432,174

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Business Income

iShares Russell 1000 Large-Cap Index Fund	$ 325,055

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

iShares Russell 1000 Large-Cap Index Fund	$ 3,011,206

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

iShares Russell 1000 Large-Cap Index Fund	68.05%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Qualified Short-Term Capital Gains

iShares Russell 1000 Large-Cap Index Fund	$ 2,745,682

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of December 31, 2021	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	6%

Microsoft Corp.	6

Amazon.com, Inc.	3

Alphabet, Inc., Class A	2

Tesla, Inc.	2

Alphabet, Inc., Class C	2

Meta Platforms, Inc., Class A	2

NVIDIA Corp.	1

Berkshire Hathaway, Inc., Class B	1

UnitedHealth Group, Inc.	1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	29%

Health Care	13

Consumer Discretionary	12

Financials	12

Communication Services	10

Industrials	8

Consumer Staples	6

Real Estate	3

Energy	3

Utilities	2

Materials	2

Short-Term Securities	7

Liabilities in Excess of Other Assets	(7)

(a)

For Large Cap Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	19

Schedule of Investments December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Axon Enterprise, Inc.(a)	34,636	$5,437,852
Boeing Co.(a)	286,333	57,644,560
BWX Technologies, Inc.(b)	48,614	2,327,638
Curtiss-Wright Corp.	19,499	2,703,926
General Dynamics Corp.	132,800	27,684,816
HEICO Corp.(b)	24,152	3,483,201
HEICO Corp., Class A	41,513	5,335,251
Hexcel Corp.(a)(b)	42,866	2,220,459
Howmet Aerospace, Inc.	213,426	6,793,350
Huntington Ingalls Industries, Inc.	20,726	3,870,373
L3Harris Technologies, Inc.	104,838	22,355,655
Lockheed Martin Corp.	133,526	47,456,476
Mercury Systems, Inc.(a)	27,892	1,535,734
Northrop Grumman Corp.(b)	79,692	30,846,382
Raytheon Technologies Corp.	802,641	69,075,284
Spirit AeroSystems Holdings, Inc., Class A(b)	56,095	2,417,134
Textron, Inc.	119,057	9,191,200
TransDigm Group, Inc.(a)	27,607	17,565,782
Virgin Galactic Holdings Inc.(a)	96,064	1,285,336

		319,230,409

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(b)	69,844	7,517,310
Expeditors International of Washington, Inc.	90,446	12,145,993
FedEx Corp.(b)	131,651	34,050,215
GXO Logistics, Inc.(a)	52,538	4,772,027
United Parcel Service, Inc., Class B	387,939	83,150,845

		141,636,390

Airlines(a) — 0.2%
Alaska Air Group, Inc.	65,191	3,396,451
American Airlines Group, Inc.(b)	334,267	6,003,435
Copa Holdings SA, Class A(b)	16,783	1,387,283
Delta Air Lines, Inc.	349,233	13,648,026
JetBlue Airways Corp.	176,940	2,519,626
Southwest Airlines Co.(b)	320,359	13,724,179
United Airlines Holdings, Inc.	168,847	7,392,122

		48,071,122

Auto Components — 0.2%
Aptiv PLC(a)	144,796	23,884,100
BorgWarner, Inc.(b)	130,378	5,876,137
Gentex Corp.(b)	133,676	4,658,609
Lear Corp.(b)	32,138	5,879,647
QuantumScape Corp.(a)(b)	110,459	2,451,085

		42,749,578

Automobiles — 2.3%
Ford Motor Co.	2,085,598	43,317,870
General Motors Co.(a)	741,102	43,450,810
Harley-Davidson, Inc.(b)	82,663	3,115,569
Rivian Automotive, Inc., Class A(a)	76,951	7,979,049
Tesla, Inc.(a)	433,660	458,283,215
Thor Industries, Inc.	28,362	2,943,125

		559,089,638

Banks — 3.8%
Bank of America Corp.	3,861,755	171,809,480
Bank of Hawaii Corp.	21,836	1,828,983
Bank OZK(b)	63,567	2,957,773
BOK Financial Corp.(b)	15,956	1,683,198
Citigroup, Inc.	1,063,732	64,238,776
Citizens Financial Group, Inc.(b)	228,641	10,803,287

Security	Shares	Value

Banks (continued)
Comerica, Inc.	70,718	$6,152,466
Commerce Bancshares, Inc.(b)	59,525	4,091,749
Cullen/Frost Bankers, Inc.	30,027	3,785,504
East West Bancorp, Inc.	74,493	5,861,109
Fifth Third Bancorp(b)	369,678	16,099,477
First Citizens BancShares, Inc., Class A(b)	3,379	2,804,029
First Hawaiian, Inc.(b)	68,030	1,859,260
First Horizon Corp.	292,672	4,779,334
First Republic Bank(b)	95,874	19,798,940
FNB Corp.(b)	164,449	1,994,766
Huntington Bancshares, Inc.(b)	769,193	11,860,956
JPMorgan Chase & Co.	1,574,421	249,309,565
KeyCorp.(b)	497,064	11,497,090
M&T Bank Corp.(b)	68,699	10,550,792
PacWest Bancorp	60,351	2,726,055
People’s United Financial, Inc.	240,331	4,282,698
Pinnacle Financial Partners, Inc.	41,046	3,919,893
PNC Financial Services Group, Inc.	226,323	45,382,288
Popular, Inc.	44,841	3,678,756
Prosperity Bancshares, Inc.	49,377	3,569,957
Regions Financial Corp.	525,132	11,447,878
Signature Bank(b)	31,853	10,303,490
Sterling Bancorp	103,668	2,673,598
SVB Financial Group(a)	30,375	20,601,540
Synovus Financial Corp.	73,621	3,524,237
Truist Financial Corp.(b)	715,787	41,909,329
U.S. Bancorp	723,581	40,643,545
Umpqua Holdings Corp.	112,107	2,156,939
Webster Financial Corp.(b)	44,724	2,497,388
Wells Fargo & Co.	2,144,731	102,904,193
Western Alliance Bancorp	54,585	5,876,075
Wintrust Financial Corp.	30,232	2,745,670
Zions Bancorp NA(b)	85,292	5,387,043

		919,997,106

Beverages — 1.3%
Boston Beer Co., Inc., Class A(a)	5,171	2,611,872
Brown-Forman Corp., Class A	22,750	1,542,223
Brown-Forman Corp., Class B	98,806	7,199,005
Coca-Cola Co.	2,081,829	123,265,095
Constellation Brands, Inc., Class A	83,632	20,989,123
Keurig Dr Pepper, Inc.	374,773	13,814,133
Molson Coors Beverage Co., Class B(b)	99,776	4,624,618
Monster Beverage Corp.(a)	199,527	19,162,573
PepsiCo, Inc.	740,830	128,689,579

		321,898,221

Biotechnology — 1.9%
AbbVie, Inc.	947,320	128,267,128
Alnylam Pharmaceuticals, Inc.(a)	62,834	10,655,390
Amgen, Inc.	304,111	68,415,852
Biogen, Inc.(a)	78,369	18,802,290
BioMarin Pharmaceutical, Inc.(a)	98,051	8,662,806
CureVac NV(a)(b)	28,509	978,144
Exact Sciences Corp.(a)	91,640	7,132,341
Exelixis, Inc.(a)	177,209	3,239,380
Gilead Sciences, Inc.(b)	670,240	48,666,126
Horizon Therapeutics PLC(a)	117,175	12,626,778
Incyte Corp.(a)	100,510	7,377,434
Ionis Pharmaceuticals, Inc.(a)(b)	74,032	2,252,794
Iovance Biotherapeutics, Inc.(a)(b)	81,538	1,556,560
Mirati Therapeutics, Inc.(a)(b)	21,074	3,091,345
Moderna, Inc.(a)	182,378	46,320,364

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Natera, Inc.(a)	45,793	$4,276,608
Neurocrine Biosciences, Inc.(a)	48,786	4,155,104
Novavax, Inc.(a)(b)	39,637	5,670,866
Regeneron Pharmaceuticals, Inc.(a)	53,849	34,006,720
Sage Therapeutics, Inc.(a)	27,664	1,176,827
Sarepta Therapeutics, Inc.(a)	46,299	4,169,225
Seagen, Inc.(a)	71,654	11,077,708
Ultragenyx Pharmaceutical, Inc.(a)	34,585	2,908,253
United Therapeutics Corp.(a)	23,857	5,155,021
Vertex Pharmaceuticals, Inc.(a)	136,410	29,955,636

		470,596,700

Building Products — 0.6%
A O Smith Corp.(b)	71,073	6,101,617
Advanced Drainage Systems, Inc.(b)	34,230	4,659,730
Allegion plc(b)	48,010	6,358,444
Armstrong World Industries, Inc.(b)	24,198	2,809,872
AZEK Co., Inc.(a)	62,229	2,877,469
Builders FirstSource, Inc.(a)(b)	101,451	8,695,365
Carlisle Cos., Inc.	28,395	7,045,367
Carrier Global Corp.(b)	468,415	25,406,830
Fortune Brands Home & Security, Inc.	72,566	7,757,306
Johnson Controls International PLC(b)	384,887	31,295,162
Lennox International, Inc.(b)	18,490	5,997,416
Masco Corp.	133,924	9,404,143
Owens Corning(b)	54,064	4,892,792
Trane Technologies PLC(b)	128,309	25,922,267
Trex Co., Inc.(a)	63,150	8,527,145

		157,750,925

Capital Markets — 3.2%
Affiliated Managers Group, Inc.	23,012	3,785,704
Ameriprise Financial, Inc.	59,326	17,896,281
Apollo Global Management, Inc.(b)	127,439	9,230,407
Ares Management Corp., Class A	73,796	5,997,401
Bank of New York Mellon Corp.(b)	408,424	23,721,266
BlackRock, Inc.(c)	76,537	70,074,216
Blackstone, Inc.	367,040	47,491,306
Carlyle Group, Inc.	87,105	4,782,065
Cboe Global Markets, Inc.	57,761	7,532,034
Charles Schwab Corp.	805,162	67,714,124
CME Group, Inc.	193,242	44,148,067
Evercore, Inc., Class A(b)	19,369	2,631,279
FactSet Research Systems, Inc.(b)	19,929	9,685,693
Franklin Resources, Inc.(b)	161,878	5,421,294
Goldman Sachs Group, Inc.	175,696	67,212,505
Interactive Brokers Group, Inc., Class A	41,604	3,304,190
Intercontinental Exchange, Inc.	299,727	40,993,662
Invesco Ltd.	179,011	4,120,833
Janus Henderson Group PLC	93,426	3,918,286
Jefferies Financial Group, Inc.(b)	115,156	4,468,053
KKR & Co., Inc.	296,447	22,085,301
Lazard Ltd., Class A	51,262	2,236,561
LPL Financial Holdings, Inc.	43,724	6,999,775
MarketAxess Holdings, Inc.	19,979	8,216,763
Moody’s Corp.(b)	87,461	34,160,517
Morgan Stanley	717,925	70,471,518
Morningstar, Inc.	12,947	4,427,745
MSCI, Inc.	42,951	26,315,648
Nasdaq, Inc.(b)	62,474	13,120,165
Northern Trust Corp.	110,217	13,183,055
Raymond James Financial, Inc.	98,977	9,937,291
S&P Global, Inc.(b)	128,759	60,765,235

Security	Shares	Value

Capital Markets (continued)
SEI Investments Co.	60,461	$3,684,493
State Street Corp.(b)	196,262	18,252,366
Stifel Financial Corp.(b)	54,749	3,855,425
T. Rowe Price Group, Inc.(b)	120,934	23,780,462
Tradeweb Markets, Inc., Class A(b)	56,323	5,640,185
Virtu Financial, Inc., Class A	39,330	1,133,884

		772,395,055

Chemicals — 1.3%
Air Products & Chemicals, Inc.	118,773	36,137,873
Albemarle Corp.(b)	61,867	14,462,649
Ashland Global Holdings, Inc.	29,334	3,158,098
Axalta Coating Systems Ltd.(a)	115,763	3,834,071
Celanese Corp.	59,084	9,929,657
CF Industries Holdings, Inc.(b)	114,453	8,100,983
Chemours Co.	88,178	2,959,254
Corteva, Inc.	393,260	18,593,333
Diversey Holdings Ltd.(a)	27,521	366,304
Dow, Inc.	402,869	22,850,730
DuPont de Nemours, Inc.	279,936	22,613,230
Eastman Chemical Co.	72,756	8,796,928
Ecolab, Inc.	133,865	31,403,390
Element Solutions, Inc.	130,715	3,173,760
FMC Corp.	69,470	7,634,058
Huntsman Corp.	117,672	4,104,399
International Flavors & Fragrances, Inc.(b)	136,106	20,504,369
LyondellBasell Industries NV, Class A	142,759	13,166,663
Mosaic Co.	202,819	7,968,758
NewMarket Corp.	3,312	1,135,089
Olin Corp.	76,084	4,376,352
PPG Industries, Inc.(b)	126,600	21,830,904
RPM International, Inc.(b)	68,115	6,879,615
Scotts Miracle-Gro Co.(b)	21,069	3,392,109
Sherwin-Williams Co.(b)	128,890	45,389,902
Valvoline, Inc.	97,038	3,618,547
Westlake Chemical Corp.	18,106	1,758,636

		328,139,661

Commercial Services & Supplies — 0.4%
ADT, Inc.	65,817	553,520
Cintas Corp.(b)	46,268	20,504,590
Clean Harbors, Inc.(a)	27,862	2,779,792
Copart, Inc.(a)	110,963	16,824,210
Driven Brands Holdings, Inc.(a)	22,717	763,745
IAA, Inc.(a)	70,453	3,566,331
MSA Safety, Inc.(b)	20,127	3,038,372
Republic Services, Inc.	114,542	15,972,882
Rollins, Inc.	127,532	4,362,870
Stericycle, Inc.(a)	51,667	3,081,420
Waste Management, Inc.	226,845	37,860,430

		109,308,162

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	130,636	18,778,925
Ciena Corp.(a)	86,107	6,627,656
Cisco Systems, Inc.(b)	2,265,957	143,593,695
CommScope Holding Co., Inc.(a)	96,259	1,062,699
F5 Networks, Inc.(a)	31,955	7,819,708
Juniper Networks, Inc.	179,952	6,426,086
Lumentum Holdings, Inc.(a)	37,811	3,999,269
Motorola Solutions, Inc.	89,305	24,264,169

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Ubiquiti, Inc.	4,358	$1,336,599
ViaSat, Inc.(a)(b)	37,134	1,653,948

		215,562,754

Construction & Engineering — 0.1%
AECOM(a)	75,665	5,852,688
MasTec, Inc.(a)	30,124	2,779,843
Quanta Services, Inc.(b)	73,811	8,463,169
Valmont Industries, Inc.(b)	10,544	2,641,272

		19,736,972

Construction Materials — 0.1%
Eagle Materials, Inc.(b)	22,928	3,816,595
Martin Marietta Materials, Inc.(b)	33,294	14,666,673
Vulcan Materials Co.	70,541	14,642,901

		33,126,169

Consumer Finance — 0.6%
Ally Financial, Inc.	185,429	8,828,275
American Express Co.	336,499	55,051,236
Capital One Financial Corp.	224,887	32,628,855
Credit Acceptance Corp.(a)(b)	4,685	3,221,781
Discover Financial Services	156,896	18,130,902
OneMain Holdings, Inc.	57,378	2,871,195
Santander Consumer USA Holdings, Inc.(b)	29,725	1,249,044
SLM Corp.	170,533	3,354,384
Synchrony Financial	291,871	13,539,896
Upstart Holdings Inc(a)(b)	24,213	3,663,427

		142,538,995

Containers & Packaging — 0.4%
Amcor PLC	845,608	10,155,752
AptarGroup, Inc.(b)	34,443	4,218,579
Ardagh Group SA(a)	6,425	145,044
Avery Dennison Corp.(b)	44,650	9,669,851
Ball Corp.(b)	170,987	16,460,918
Berry Global Group, Inc.(a)	70,752	5,220,083
Crown Holdings, Inc.	68,268	7,551,806
Graphic Packaging Holding Co.	155,466	3,031,587
International Paper Co.	210,993	9,912,451
Packaging Corp. of America(b)	48,960	6,665,904
Sealed Air Corp.	82,180	5,544,685
Silgan Holdings, Inc.(b)	48,245	2,066,816
Sonoco Products Co.	53,723	3,110,024
Westrock Co.	146,328	6,491,110

		90,244,610

Distributors — 0.1%
Genuine Parts Co.	74,424	10,434,245
LKQ Corp.(b)	141,999	8,524,200
Pool Corp.	20,903	11,831,098

		30,789,543

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(a)	34,384	4,328,258
Chegg, Inc.(a)(b)	75,210	2,308,947
frontdoor, Inc.(a)(b)	51,747	1,896,528
Grand Canyon Education, Inc.(a)	19,988	1,713,172
H&R Block, Inc.	90,572	2,133,876
Mister Car Wash, Inc.(a)	24,625	448,421
Service Corp. International(b)	86,566	6,145,320
Terminix Global Holdings, Inc.(a)	61,335	2,774,182

		21,748,704

Security	Shares	Value

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(a)	983,520	$294,072,480
Equitable Holdings, Inc.	202,853	6,651,550
Voya Financial, Inc.	59,002	3,912,422

		304,636,452

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	3,830,117	94,220,878
Lumen Technologies, Inc.(b)	546,186	6,854,635
Verizon Communications, Inc.	2,221,969	115,453,509

		216,529,022

Electric Utilities — 1.5%
Alliant Energy Corp.(b)	133,241	8,190,324
American Electric Power Co., Inc.	266,777	23,735,150
Avangrid, Inc.(b)	29,257	1,459,339
Duke Energy Corp.	414,792	43,511,681
Edison International(b)	198,194	13,526,741
Entergy Corp.	107,454	12,104,693
Evergy, Inc.	122,408	8,398,413
Eversource Energy(b)	184,295	16,767,159
Exelon Corp.	523,063	30,212,119
FirstEnergy Corp.(b)	292,060	12,146,775
Hawaiian Electric Industries, Inc.	52,075	2,161,113
IDACORP, Inc.	26,848	3,042,147
NextEra Energy, Inc.(b)	1,051,465	98,164,772
NRG Energy, Inc.(b)	135,175	5,823,339
OGE Energy Corp.(b)	108,037	4,146,460
PG&E Corp.(a)	810,753	9,842,541
Pinnacle West Capital Corp.	58,710	4,144,339
PPL Corp.(b)	397,449	11,947,317
Southern Co.	570,216	39,105,413
Xcel Energy, Inc.	288,223	19,512,697

		367,942,532

Electrical Equipment — 0.7%
Acuity Brands, Inc.(b)	19,019	4,026,703
AMETEK, Inc.	124,668	18,331,183
ChargePoint Holdings, Inc.(a)(b)	120,742	2,300,135
Eaton Corp. PLC	214,051	36,992,294
Emerson Electric Co.	319,069	29,663,845
Generac Holdings, Inc.(a)	33,419	11,760,814
Hubbell, Inc.(b)	28,978	6,035,248
nVent Electric PLC(b)	83,814	3,184,932
Plug Power, Inc.(a)(b)	273,403	7,718,167
Regal Rexnord Corp.	35,330	6,012,459
Rockwell Automation, Inc.(b)	62,781	21,901,152
Sensata Technologies Holding PLC(a)	86,180	5,316,444
Shoals Technologies Group, Inc., Class A(a)(b)	63,807	1,550,510
Sunrun, Inc.(a)(b)	106,993	3,669,860
Vertiv Holdings Co.	170,562	4,258,933

		162,722,679

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A(b)	313,448	27,414,162
Arrow Electronics, Inc.(a)	36,242	4,866,213
Avnet, Inc.	51,693	2,131,302
CDW Corp.	73,793	15,111,331
Cognex Corp.	90,425	7,031,448
Coherent, Inc.(a)	13,003	3,465,820
Corning, Inc.	413,298	15,387,084
IPG Photonics Corp.(a)	19,152	3,296,825
Jabil, Inc.	73,341	5,159,539
Keysight Technologies, Inc.(a)	98,818	20,406,905
Littelfuse, Inc.(b)	13,666	4,300,417

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
National Instruments Corp.	67,460	$2,945,978
SYNNEX Corp.	20,971	2,398,244
Teledyne Technologies, Inc.(a)	24,195	10,570,554
Trimble, Inc.(a)	133,626	11,650,851
Vontier Corp.	83,910	2,578,554
Zebra Technologies Corp., Class A(a)	28,293	16,839,994

		155,555,221

Energy Equipment & Services — 0.2%
Baker Hughes Co.(b)	395,695	9,520,422
Halliburton Co.(b)	476,161	10,889,802
NOV, Inc.(b)	197,756	2,679,594
Schlumberger NV	753,953	22,580,892

		45,670,710

Entertainment — 1.7%
Activision Blizzard, Inc.(b)	412,818	27,464,782
Electronic Arts, Inc.(b)	153,209	20,208,267
Liberty Media Corp.-Liberty Formula One, Class A(a)	14,208	843,103
Liberty Media Corp.-Liberty Formula One, Class C(a)	104,313	6,596,754
Live Nation Entertainment, Inc.(a)	72,061	8,624,981
Madison Square Garden Sports Corp.(a)	9,792	1,701,164
Netflix, Inc.(a)	231,580	139,513,055
Playtika Holding Corp.(a)	56,255	972,649
Roku, Inc.(a)(b)	63,421	14,472,672
Skillz, Inc.(a)(b)	158,038	1,175,803
Spotify Technology SA(a)	73,607	17,226,246
Take-Two Interactive Software, Inc.(a)	61,881	10,997,491
Walt Disney Co.(a)	973,568	150,795,948
World Wrestling Entertainment, Inc., Class A(b)	24,370	1,202,416
Zynga, Inc., Class A(a)	536,080	3,430,912

		405,226,243

Equity Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.(b)	82,951	18,494,755
American Campus Communities, Inc.(b)	74,192	4,250,460
American Homes 4 Rent, Class A(b)	152,895	6,667,751
American Tower Corp.	241,666	70,687,305
Americold Realty Trust(b)	141,502	4,639,851
Apartment Income REIT Corp.	87,495	4,783,352
AvalonBay Communities, Inc.	75,520	19,075,597
Boston Properties, Inc.(b)	83,457	9,612,577
Brixmor Property Group, Inc.(b)	157,959	4,013,738
Camden Property Trust	52,487	9,378,377
Cousins Properties, Inc.(b)	82,141	3,308,639
Crown Castle International Corp.(b)	229,916	47,992,666
CubeSmart	113,530	6,460,992
CyrusOne, Inc.	66,585	5,974,006
Digital Realty Trust, Inc.(b)	149,957	26,522,895
Douglas Emmett, Inc.	87,900	2,944,650
Duke Realty Corp.	204,132	13,399,225
EPR Properties(b)	40,258	1,911,852
Equinix, Inc.(b)	48,036	40,630,770
Equity LifeStyle Properties, Inc.(b)	92,126	8,075,765
Equity Residential	195,986	17,736,733
Essex Property Trust, Inc.	34,194	12,044,153
Extra Space Storage, Inc.	70,977	16,092,615
Federal Realty Investment Trust(b)	40,201	5,480,200
First Industrial Realty Trust, Inc.	66,305	4,389,391
Gaming and Leisure Properties, Inc.	120,357	5,856,572
Healthcare Trust of America, Inc., Class A	116,856	3,901,822

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Healthpeak Properties, Inc.	292,133	$10,543,080
Highwoods Properties, Inc.(b)	56,254	2,508,366
Host Hotels & Resorts, Inc.(a)(b)	372,489	6,477,584
Hudson Pacific Properties, Inc.	82,180	2,030,668
Invitation Homes, Inc.(b)	310,355	14,071,496
Iron Mountain, Inc.(b)	152,817	7,996,914
JBG SMITH Properties(b)	63,076	1,810,912
Kilroy Realty Corp.(b)	64,778	4,305,146
Kimco Realty Corp.(b)	306,638	7,558,627
Lamar Advertising Co., Class A	45,610	5,532,493
Life Storage, Inc.(b)	41,256	6,319,594
Medical Properties Trust, Inc.(b)	319,967	7,560,820
Mid-America Apartment Communities, Inc.(b)	62,548	14,351,013
National Retail Properties, Inc.(b)	91,392	4,393,213
Omega Healthcare Investors, Inc.(b)	131,791	3,899,696
Orion Office REIT, Inc.(a)	29,717	554,816
Park Hotels & Resorts, Inc.(a)	126,278	2,384,129
Prologis, Inc.(b)	394,488	66,416,000
Public Storage	81,221	30,422,138
Rayonier, Inc.(b)	75,646	3,053,073
Realty Income Corp.(b)	296,700	21,240,753
Regency Centers Corp.(b)	90,465	6,816,538
Rexford Industrial Realty, Inc.(b)	76,092	6,171,822
SBA Communications Corp.	58,315	22,685,701
Simon Property Group, Inc.	175,527	28,043,949
SL Green Realty Corp.(b)	37,210	2,667,957
Spirit Realty Capital, Inc.(b)	67,076	3,232,392
STORE Capital Corp.(b)	136,886	4,708,878
Sun Communities, Inc.(b)	61,518	12,916,934
UDR, Inc.(b)	157,660	9,458,023
Ventas, Inc.	212,812	10,878,949
VICI Properties, Inc.(b)	315,289	9,493,352
Vornado Realty Trust(b)	90,241	3,777,488
Welltower, Inc.(b)	227,142	19,481,969
Weyerhaeuser Co.	404,913	16,674,317
WP Carey, Inc.(b)	99,359	8,152,406

		762,917,915

Food & Staples Retailing — 1.3%
Albertsons Cos., Inc., Class A	88,796	2,680,751
Casey’s General Stores, Inc.(b)	19,362	3,821,091
Costco Wholesale Corp.(b)	237,048	134,572,150
Grocery Outlet Holding Corp.(a)(b)	49,659	1,404,357
Kroger Co.(b)	395,990	17,922,507
Sysco Corp.	275,976	21,677,915
US Foods Holding Corp.(a)	125,465	4,369,946
Walgreens Boots Alliance, Inc.	388,803	20,279,964
Walmart, Inc.	769,179	111,292,509

		318,021,190

Food Products — 0.9%
Archer-Daniels-Midland Co.	296,654	20,050,844
Beyond Meat, Inc.(a)(b)	29,925	1,949,913
Bunge Ltd.(b)	72,946	6,810,239
Campbell Soup Co.(b)	103,873	4,514,321
Conagra Brands, Inc.	245,145	8,371,702
Darling Ingredients, Inc.(a)(b)	86,723	6,009,037
Flowers Foods, Inc.(b)	102,672	2,820,400
Freshpet, Inc.(a)	21,901	2,086,508
General Mills, Inc.	325,533	21,934,413
Hain Celestial Group, Inc.(a)	48,979	2,086,995
Hershey Co.	78,282	15,145,219
Hormel Foods Corp.(b)	150,350	7,338,583

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Ingredion, Inc.	35,350	$3,416,224
J.M. Smucker Co.(b)	55,507	7,538,961
Kellogg Co.	138,340	8,911,863
Kraft Heinz Co.(b)	362,349	13,008,329
Lamb Weston Holdings, Inc.(b)	78,479	4,973,999
McCormick & Co., Inc.	132,108	12,762,954
Mondelez International, Inc., Class A	744,414	49,362,092
Pilgrim’s Pride Corp.(a)	28,135	793,407
Post Holdings, Inc.(a)	32,268	3,637,572
Seaboard Corp.	134	527,291
Tyson Foods, Inc., Class A(b)	153,946	13,417,933

		217,468,799

Gas Utilities(b) — 0.1%
Atmos Energy Corp.	70,724	7,409,753
National Fuel Gas Co.	46,971	3,003,326
UGI Corp.	111,222	5,106,202

		15,519,281

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	931,339	131,076,651
ABIOMED, Inc.(a)	23,590	8,472,820
Align Technology, Inc.(a)	41,936	27,559,500
Baxter International, Inc.	269,076	23,097,484
Becton Dickinson and Co.	153,846	38,689,192
Boston Scientific Corp.(a)	760,702	32,314,621
Cooper Cos., Inc.	26,309	11,021,892
DENTSPLY SIRONA, Inc.	114,468	6,386,170
DexCom, Inc.(a)	51,799	27,813,473
Edwards Lifesciences Corp.(a)	329,362	42,668,847
Envista Holdings Corp.(a)(b)	82,015	3,695,596
Figs, Inc., Class A(a)(b)	27,109	747,124
Globus Medical, Inc., Class A(a)	40,460	2,921,212
Hologic, Inc.(a)	134,043	10,262,332
ICU Medical, Inc.(a)	10,540	2,501,564
IDEXX Laboratories, Inc.(a)	45,482	29,948,078
Insulet Corp.(a)	35,901	9,552,179
Integra LifeSciences Holdings Corp.(a)(b)	39,587	2,651,933
Intuitive Surgical, Inc.(a)	189,680	68,152,024
Masimo Corp.(a)	26,861	7,864,364
Medtronic PLC	719,246	74,405,999
Novocure Ltd.(a)(b)	54,962	4,126,547
Penumbra, Inc.(a)(b)	18,517	5,320,304
Quidel Corp.(a)(b)	19,204	2,592,348
ResMed, Inc.	77,501	20,187,460
STERIS PLC(b)	45,825	11,154,263
Stryker Corp.(b)	187,949	50,261,322
Tandem Diabetes Care, Inc.(a)	34,301	5,162,986
Teleflex, Inc.	24,918	8,185,065
Zimmer Biomet Holdings, Inc.	112,900	14,342,816

		683,136,166

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.(a)	47,503	2,883,432
Agilon Health, Inc.(a)(b)	90,037	2,430,999
Amedisys, Inc.(a)	17,764	2,875,636
AmerisourceBergen Corp.(b)	79,702	10,591,599
Anthem, Inc.(b)	131,010	60,728,375
Cardinal Health, Inc.	154,369	7,948,460
Centene Corp.(a)	309,260	25,483,024
Chemed Corp.(b)	8,047	4,257,185
Cigna Corp.	173,683	39,882,827
CVS Health Corp.	704,969	72,724,602
DaVita, Inc.(a)(b)	36,393	4,140,068

Security	Shares	Value

Health Care Providers & Services (continued)
Encompass Health Corp.	51,380	$3,353,059
Guardant Health, Inc.(a)	48,196	4,820,564
HCA Healthcare, Inc.	130,316	33,480,787
Henry Schein, Inc.(a)	76,135	5,902,747
Humana, Inc.(b)	69,176	32,087,979
Laboratory Corp. of America Holdings(a)	52,527	16,504,509
McKesson Corp.	82,550	20,519,453
Molina Healthcare, Inc.(a)	30,081	9,568,164
Oak Street Health, Inc.(a)(b)	56,426	1,869,958
Premier, Inc., Class A(b)	67,703	2,787,332
Quest Diagnostics, Inc.(b)	65,484	11,329,387
Signify Health, Inc., Class A(a)(b)	33,844	481,262
UnitedHealth Group, Inc.	504,434	253,296,489
Universal Health Services, Inc., Class B(b)	39,117	5,071,910

		635,019,807

Health Care Technology — 0.2%
Cerner Corp.	156,602	14,543,628
Certara, Inc.(a)(b)	44,527	1,265,457
Change Healthcare, Inc.(a)	142,878	3,054,732
Teladoc Health, Inc.(a)(b)	82,107	7,539,065
Veeva Systems, Inc., Class A(a)	73,553	18,791,320

		45,194,202

Hotels, Restaurants & Leisure — 2.0%
Aramark	119,824	4,415,514
Booking Holdings, Inc.(a)	22,098	53,018,185
Boyd Gaming Corp.(a)(b)	44,050	2,888,359
Caesars Entertainment, Inc.(a)(b)	111,316	10,411,385
Carnival Corp.(a)(b)	457,270	9,200,272
Chipotle Mexican Grill, Inc.(a)	14,978	26,185,289
Choice Hotels International, Inc.	18,605	2,902,194
Churchill Downs, Inc.(b)	19,784	4,765,966
Darden Restaurants, Inc.(b)	69,276	10,435,737
Domino’s Pizza, Inc.	19,720	11,128,588
DraftKings, Inc., Class A(a)(b)	163,006	4,477,775
Expedia Group, Inc.(a)	79,167	14,307,060
Hilton Worldwide Holdings, Inc.(a)	146,195	22,804,958
Hyatt Hotels Corp., Class A(a)	22,950	2,200,905
Las Vegas Sands Corp.(a)	178,202	6,707,523
Marriott International, Inc., Class A(a)	147,336	24,345,801
Marriott Vacations Worldwide Corp.	22,345	3,775,858
McDonald’s Corp.	400,446	107,347,559
MGM Resorts International	208,288	9,347,965
Norwegian Cruise Line Holdings Ltd.(a)	199,787	4,143,582
Penn National Gaming, Inc.(a)	90,034	4,668,263
Planet Fitness, Inc., Class A(a)	42,598	3,858,527
Royal Caribbean Cruises Ltd.(a)(b)	117,649	9,047,208
Six Flags Entertainment Corp.(a)	45,434	1,934,580
Starbucks Corp.	631,140	73,824,446
Travel + Leisure Co.	45,887	2,536,175
Vail Resorts, Inc.	21,598	7,081,984
Wendy’s Co.	95,181	2,270,067
Wyndham Hotels & Resorts, Inc.	46,877	4,202,523
Wynn Resorts Ltd.(a)(b)	56,909	4,839,541
Yum China Holdings, Inc.(b)	225,354	11,231,643
Yum! Brands, Inc.	156,884	21,784,912

		482,090,344

Household Durables — 0.4%
D.R. Horton, Inc.	173,452	18,810,869
Garmin Ltd.	83,164	11,324,442
Leggett & Platt, Inc.(b)	74,594	3,070,289
Lennar Corp., B Shares	10,779	1,030,688

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Lennar Corp., Class A	145,063	$16,850,518
Mohawk Industries, Inc.(a)	28,446	5,182,292
Newell Brands, Inc.	209,219	4,569,343
NVR, Inc.(a)	1,680	9,926,902
PulteGroup, Inc.	139,170	7,954,957
Tempur Sealy International, Inc.(b)	91,835	4,319,000
Toll Brothers, Inc.(b)	61,053	4,419,627
TopBuild Corp.(a)	17,705	4,884,987
Whirlpool Corp.(b)	31,237	7,330,074

		99,673,988

Household Products — 1.2%
Church & Dwight Co., Inc.(b)	133,373	13,670,732
Clorox Co.	66,802	11,647,597
Colgate-Palmolive Co.(b)	448,328	38,260,312
Kimberly-Clark Corp.(b)	181,669	25,964,133
Procter & Gamble Co.	1,290,439	211,090,012
Reynolds Consumer Products Inc.	25,495	800,543
Spectrum Brands Holdings, Inc.(b)	24,767	2,519,299

		303,952,628

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.(b)	354,602	8,616,829
Brookfield Renewable Corp., Class A(b)	68,537	2,524,218
Vistra Corp.	254,672	5,798,881

		16,939,928

Industrial Conglomerates — 0.9%
3M Co.(b)	309,119	54,908,808
General Electric Co.	583,660	55,138,360
Honeywell International, Inc.	372,309	77,630,150
Roper Technologies, Inc.	56,033	27,560,391

		215,237,709

Insurance — 2.0%
Aflac, Inc.	350,176	20,446,777
Alleghany Corp.(a)	7,238	4,832,016
Allstate Corp.(b)	153,229	18,027,392
American Financial Group, Inc.(b)	35,874	4,926,218
American International Group, Inc.(b)	448,492	25,501,255
Aon PLC, Class A	116,373	34,977,069
Arch Capital Group Ltd.(a)	201,065	8,937,339
Arthur J. Gallagher & Co.	108,656	18,435,664
Assurant, Inc.(b)	31,492	4,908,343
Assured Guaranty Ltd.(b)	39,415	1,978,633
Athene Holding Ltd., Class A(a)	59,309	4,942,219
Axis Capital Holdings Ltd.(b)	44,804	2,440,474
Brighthouse Financial, Inc.(a)	47,261	2,448,120
Brown & Brown, Inc.(b)	125,378	8,811,566
Chubb Ltd.	229,079	44,283,261
Cincinnati Financial Corp.(b)	79,806	9,092,298
CNA Financial Corp.(b)	18,457	813,585
Erie Indemnity Co., Class A(b)	13,588	2,617,864
Everest Re Group Ltd.	20,711	5,673,157
Fidelity National Financial, Inc.(b)	149,944	7,824,078
First American Financial Corp.	58,488	4,575,516
Globe Life, Inc.	55,614	5,212,144
Hanover Insurance Group, Inc.(b)	17,519	2,296,040
Hartford Financial Services Group, Inc.	182,076	12,570,527
Kemper Corp.(b)	33,376	1,962,175
Lemonade, Inc.(a)(b)	18,475	777,982
Lincoln National Corp.(b)	97,535	6,657,739
Loews Corp.	117,613	6,793,327
Markel Corp.(a)	7,370	9,094,580

Security	Shares	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.	271,074	$47,118,083
Mercury General Corp.(b)	13,156	698,057
MetLife, Inc.	381,596	23,845,934
Old Republic International Corp.(b)	148,984	3,662,027
Primerica, Inc.(b)	21,114	3,236,143
Principal Financial Group, Inc.(b)	137,756	9,963,891
Progressive Corp.(b)	314,545	32,288,044
Prudential Financial, Inc.	202,710	21,941,330
Reinsurance Group of America, Inc.	34,980	3,829,960
RenaissanceRe Holdings Ltd.(b)	23,436	3,968,418
Travelers Cos., Inc.	131,714	20,604,021
Unum Group	104,440	2,566,091
W.R. Berkley Corp.	72,694	5,989,259
White Mountains Insurance Group Ltd.	1,716	1,739,852
Willis Towers Watson PLC	66,472	15,786,435

		479,094,903

Interactive Media & Services(a) — 5.7%
Alphabet, Inc., Class A	161,284	467,246,199
Alphabet, Inc., Class C	150,468	435,392,700
IAC/InterActiveCorp(b)	40,964	5,354,405
Match Group, Inc.(b)	148,341	19,618,097
Meta Platforms, Inc., Class A	1,267,364	426,277,881
Pinterest, Inc., Class A	301,844	10,972,029
TripAdvisor, Inc.(b)	55,991	1,526,315
Twitter, Inc.	416,486	18,000,525
Vimeo, Inc.(b)	79,879	1,434,627

		1,385,822,778

Internet & Direct Marketing Retail — 3.4%
Amazon.com, Inc.(a)	232,735	776,017,620
DoorDash, Inc., Class A(a)	77,099	11,480,041
eBay, Inc.(b)	337,918	22,471,547
Etsy, Inc.(a)(b)	68,207	14,933,240
Qurate Retail, Inc., Series A(b)	197,866	1,503,782
Wayfair, Inc., Class A(a)(b)	40,445	7,683,337

		834,089,567

IT Services — 4.8%
Accenture PLC, Class A	340,993	141,358,648
Akamai Technologies, Inc.(a)(b)	87,667	10,260,546
Alliance Data Systems Corp.	24,590	1,636,956
Amdocs Ltd.	70,407	5,269,260
Automatic Data Processing, Inc.(b)	227,323	56,053,305
Block, Inc., Class A(a)	213,429	34,470,918
Broadridge Financial Solutions, Inc.(b)	60,946	11,142,148
Cloudflare, Inc., Class A(a)	139,151	18,298,356
Cognizant Technology Solutions Corp., Class A(b)	282,994	25,107,228
Concentrix Corp.	23,884	4,266,160
DXC Technology Co.(a)(b)	132,485	4,264,692
EPAM Systems, Inc.(a)	29,252	19,553,499
Euronet Worldwide, Inc.(a)	27,020	3,219,973
Fastly, Inc., Class A(a)(b)	56,737	2,011,327
Fidelity National Information Services, Inc.	326,160	35,600,364
Fiserv, Inc.(a)(b)	322,420	33,463,972
FleetCor Technologies, Inc.(a)	42,053	9,413,143
Gartner, Inc.(a)(b)	43,575	14,567,994
Genpact Ltd.	99,807	5,297,756
Global Payments, Inc.	153,003	20,682,946
Globant SA(a)(b)	22,030	6,919,403
GoDaddy, Inc., Class A(a)(b)	92,298	7,832,408
International Business Machines Corp.	478,196	63,915,677
Jack Henry & Associates, Inc.	39,632	6,618,148
Kyndryl Holdings, Inc.(a)	96,905	1,753,980

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Mastercard, Inc., Class A(b)	469,180	$168,585,758
MongoDB, Inc.(a)(b)	33,326	17,641,118
Okta, Inc.(a)(b)	66,604	14,930,619
Paychex, Inc.	173,491	23,681,521
PayPal Holdings, Inc.(a)	630,070	118,818,601
Paysafe Ltd.(a)	223,543	874,053
Sabre Corp.(a)(b)	176,574	1,516,771
Shift4 Payments, Inc., Class A(a)(b)	23,042	1,334,823
Snowflake, Inc., Class A(a)	105,377	35,696,459
SolarWinds Corp.(b)	14,202	201,526
StoneCo Ltd., Class A(a)	118,694	2,001,181
Switch, Inc., Class A(b)	66,216	1,896,426
Twilio, Inc., Class A(a)	89,279	23,510,732
VeriSign, Inc.(a)	52,399	13,299,914
Visa, Inc., Class A(b)	907,643	196,695,315
Western Union Co.(b)	207,896	3,708,865
WEX, Inc.(a)	25,267	3,547,234
Wix.com Ltd.(a)	28,614	4,515,003

		1,175,434,726

Leisure Products — 0.1%
Brunswick Corp.	43,513	4,383,065
Hasbro, Inc.(b)	68,126	6,933,864
Hayward Holdings, Inc.(a)(b)	20,586	539,971
Mattel, Inc.(a)	190,027	4,096,982
Peloton Interactive, Inc., Class A(a)(b)	144,175	5,155,698
Polaris, Inc.(b)	30,110	3,309,390
YETI Holdings, Inc.(a)(b)	45,912	3,802,891

		28,221,861

Life Sciences Tools & Services — 2.0%
10X Genomics, Inc., Class A(a)(b)	44,882	6,685,623
Adaptive Biotechnologies Corp.(a)(b)	58,400	1,638,704
Agilent Technologies, Inc.	163,125	26,042,906
Avantor, Inc.(a)	311,215	13,114,600
Bio-Rad Laboratories, Inc., Class A(a)	11,316	8,550,030
Bio-Techne Corp.	20,671	10,693,935
Bruker Corp.	53,452	4,485,157
Charles River Laboratories International, Inc.(a)	26,239	9,886,330
Danaher Corp.	339,971	111,853,859
Illumina, Inc.(a)	78,190	29,746,604
IQVIA Holdings, Inc.(a)	102,147	28,819,755
Maravai LifeSciences Holdings, Inc., Class A(a)	54,538	2,285,142
Mettler-Toledo International, Inc.(a)	12,051	20,453,078
PerkinElmer, Inc.(b)	68,054	13,682,937
QIAGEN NV(a)	119,088	6,618,911
Repligen Corp.(a)	29,209	7,735,711
Sotera Health Co.(a)(b)	62,387	1,469,214
Syneos Health, Inc.(a)(b)	53,612	5,504,880
Thermo Fisher Scientific, Inc.	210,665	140,564,115
Waters Corp.(a)	32,828	12,231,713
West Pharmaceutical Services, Inc.	39,560	18,554,036

		480,617,240

Machinery — 1.6%
AGCO Corp.	34,546	4,008,027
Allison Transmission Holdings, Inc.	60,337	2,193,250
Caterpillar, Inc.	290,135	59,982,510
Colfax Corp.(a)(b)	67,510	3,103,435
Crane Co.	25,215	2,565,122
Cummins, Inc.	77,087	16,815,758
Deere & Co.	149,524	51,270,284
Donaldson Co., Inc.	68,092	4,035,132
Dover Corp.	78,163	14,194,401

Security	Shares	Value

Machinery (continued)
Flowserve Corp.(b)	69,309	$2,120,855
Fortive Corp.	175,493	13,388,361
Gates Industrial Corp. PLC(a)	40,279	640,839
Graco, Inc.	88,554	7,139,223
IDEX Corp.	40,432	9,554,890
Illinois Tool Works, Inc.(b)	169,559	41,847,161
Ingersoll Rand, Inc.	217,795	13,474,977
ITT, Inc.(b)	46,740	4,776,361
Lincoln Electric Holdings, Inc.(b)	30,018	4,186,610
Middleby Corp.(a)(b)	29,684	5,840,624
Nordson Corp.(b)	30,281	7,729,831
Oshkosh Corp.(b)	35,129	3,959,390
Otis Worldwide Corp.	230,516	20,071,028
PACCAR, Inc.(b)	183,564	16,201,359
Parker-Hannifin Corp.	69,282	22,039,990
Pentair PLC	87,735	6,407,287
Snap-on, Inc.(b)	28,941	6,233,313
Stanley Black & Decker, Inc.	86,586	16,331,851
Timken Co.(b)	32,511	2,252,687
Toro Co.	56,462	5,641,118
Westinghouse Air Brake Technologies Corp.(b)	97,678	8,997,121
Woodward, Inc.(b)	30,355	3,322,658
Xylem, Inc.	95,064	11,400,075

		391,725,528

Marine — 0.0%
Kirby Corp.(a)	29,762	1,768,458

Media — 1.1%
Altice USA, Inc., Class A(a)	121,027	1,958,217
Cable One, Inc.(b)	2,783	4,907,681
Charter Communications, Inc., Class A(a)(b)	66,754	43,521,605
Comcast Corp., Class A	2,445,426	123,078,291
Discovery, Inc., Class A(a)(b)	84,801	1,996,216
Discovery, Inc., Class C(a)(b)	167,784	3,842,254
DISH Network Corp., Class A(a)	131,813	4,276,014
Fox Corp., Class A(b)	176,069	6,496,946
Fox Corp., Class B	84,233	2,886,665
Interpublic Group of Cos., Inc.(b)	216,585	8,111,108
Liberty Broadband Corp., Class A(a)(b)	13,216	2,126,454
Liberty Broadband Corp., Class C(a)	74,749	12,042,064
Liberty Media Corp. - Liberty SiriusXM, Class A(a)(b)	42,844	2,178,617
Liberty Media Corp. - Liberty SiriusXM, Class C(a)	87,042	4,426,086
Loyalty Ventures, Inc.(a)	9,836	295,769
New York Times Co., Class A	93,485	4,515,325
News Corp., Class A(b)	208,116	4,643,068
News Corp., Class B	71,927	1,618,358
Nexstar Media Group, Inc., Class A(b)	19,677	2,970,833
Omnicom Group, Inc.(b)	113,670	8,328,601
Sirius XM Holdings, Inc.(b)	483,705	3,071,527
ViacomCBS, Inc., Class A(b)	1,463	48,820
ViacomCBS, Inc., Class B(b)	307,178	9,270,632

		256,611,151

Metals & Mining — 0.5%
Alcoa Corp.	100,224	5,971,346
Cleveland-Cliffs, Inc.(a)(b)	244,506	5,322,896
Freeport-McMoRan, Inc.(b)	788,475	32,903,062
Newmont Corp.	430,527	26,701,284
Nucor Corp.	153,146	17,481,616
Reliance Steel & Aluminum Co.(b)	34,439	5,586,695
Royal Gold, Inc.(b)	34,461	3,625,642

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Southern Copper Corp.(b)	46,669	$2,879,944
Steel Dynamics, Inc.	103,117	6,400,472
United States Steel Corp.(b)	143,487	3,416,425

		110,289,382

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.(b)	293,657	4,416,601
Annaly Capital Management, Inc.(b)	750,782	5,871,115
New Residential Investment Corp.	216,193	2,315,427
Starwood Property Trust, Inc.(b)	143,973	3,498,544

		16,101,687

Multiline Retail — 0.5%
Dollar General Corp.	125,061	29,493,136
Dollar Tree, Inc.(a)	119,275	16,760,523
Kohl’s Corp.(b)	82,020	4,050,968
Nordstrom, Inc.(a)(b)	59,838	1,353,535
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	35,011	1,792,213
Target Corp.(b)	261,318	60,479,438

		113,929,813

Multi-Utilities — 0.7%
Ameren Corp.	136,647	12,162,949
CenterPoint Energy, Inc.	311,957	8,706,720
CMS Energy Corp.	152,534	9,922,337
Consolidated Edison, Inc.(b)	190,447	16,248,938
Dominion Energy, Inc.	432,387	33,968,323
DTE Energy Co.	104,654	12,510,339
MDU Resources Group, Inc.	103,705	3,198,262
NiSource, Inc.	217,211	5,997,196
Public Service Enterprise Group, Inc.	270,928	18,079,025
Sempra Energy	172,308	22,792,902
WEC Energy Group, Inc.	169,509	16,454,239

		160,041,230

Oil, Gas & Consumable Fuels — 2.3%
Antero Midstream Corp.(b)	194,309	1,880,911
APA Corp.	185,883	4,998,394
Cheniere Energy, Inc.	127,768	12,958,231
Chevron Corp.	1,037,331	121,730,793
ConocoPhillips	706,022	50,960,668
Continental Resources, Inc.(b)	33,740	1,510,202
Coterra Energy, Inc.(b)	438,266	8,327,054
Devon Energy Corp.(b)	362,688	15,976,406
Diamondback Energy, Inc.	98,604	10,634,441
DTE Midstream LLC(a)	52,327	2,510,649
EOG Resources, Inc.(b)	312,571	27,765,682
EQT Corp.(a)(b)	156,488	3,413,003
Exxon Mobil Corp.	2,270,752	138,947,315
Hess Corp.	147,001	10,882,484
HollyFrontier Corp.	84,830	2,780,727
Kinder Morgan, Inc.	1,042,266	16,530,339
Marathon Oil Corp.	426,004	6,994,986
Marathon Petroleum Corp.	331,905	21,238,601
New Fortress Energy, Inc.(b)	14,214	343,126
Occidental Petroleum Corp.	446,218	12,935,860
ONEOK, Inc.	240,219	14,115,268
Phillips 66	237,294	17,194,323
Pioneer Natural Resources Co.(b)	115,909	21,081,529
Targa Resources Corp.	118,984	6,215,724
Texas Pacific Land Corp.(b)	3,158	3,943,932

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.(b)	216,461	$16,258,386
Williams Cos., Inc.(b)	659,517	17,173,823

		569,302,857

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	46,962	3,679,473
Sylvamo Corp.(a)	19,181	534,958

		4,214,431

Personal Products — 0.2%
Coty, Inc., Class A(a)	160,728	1,687,644
Estee Lauder Cos., Inc., Class A(b)	123,173	45,598,645
Herbalife Nutrition Ltd.(a)	57,625	2,358,591
Olaplex Holdings, Inc.(a)(b)	43,544	1,268,437

		50,913,317

Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co.	1,196,658	74,611,626
Catalent, Inc.(a)	87,077	11,148,468
Elanco Animal Health, Inc.(a)	246,833	7,005,121
Eli Lilly & Co.	454,501	125,542,266
Jazz Pharmaceuticals PLC(a)(b)	31,786	4,049,536
Johnson & Johnson	1,412,789	241,685,814
Merck & Co., Inc.	1,358,412	104,108,696
Nektar Therapeutics(a)(b)	90,298	1,219,926
Organon & Co.	135,789	4,134,775
Perrigo Co. PLC	71,340	2,775,126
Pfizer, Inc.	2,993,375	176,758,794
Royalty Pharma PLC, Class A	175,855	7,007,822
Viatris, Inc.	646,422	8,746,090
Zoetis, Inc.(b)	253,996	61,982,644

		830,776,704

Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	70,687	5,993,551
CACI International, Inc., Class A(a)	12,404	3,339,281
Clarivate PLC(a)(b)	240,413	5,654,514
CoStar Group, Inc.(a)	208,362	16,466,849
Dun & Bradstreet Holdings, Inc.(a)(b)	81,354	1,666,944
Equifax, Inc.	65,256	19,106,304
FTI Consulting, Inc.(a)(b)	18,977	2,911,451
IHS Markit Ltd.	200,701	26,677,177
Jacobs Engineering Group, Inc.	69,418	9,665,068
Legalzoom.com, Inc.(a)(b)	13,278	213,378
Leidos Holdings, Inc.	74,672	6,638,341
ManpowerGroup, Inc.	29,146	2,836,780
Nielsen Holdings PLC	190,661	3,910,457
Robert Half International, Inc.(b)	58,497	6,523,585
Science Applications International Corp.(b)	30,168	2,521,743
TransUnion	101,002	11,976,817
Verisk Analytics, Inc.	85,496	19,555,500

		145,657,740

Real Estate Management & Development(a) — 0.2%
CBRE Group, Inc., Class A	179,851	19,515,632
Howard Hughes Corp.(b)	21,016	2,139,008
Jones Lang LaSalle, Inc.	27,606	7,435,400
Opendoor Technologies Inc.(b)	248,898	3,636,400
Zillow Group, Inc., Class A(b)	33,710	2,097,436
Zillow Group, Inc., Class C(b)	92,963	5,935,688

		40,759,564

Road & Rail — 1.1%
AMERCO	4,991	3,624,614

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
CSX Corp.	1,180,950	$44,403,720
JB Hunt Transport Services, Inc.	44,764	9,149,762
Knight-Swift Transportation Holdings, Inc.	86,287	5,258,330
Landstar System, Inc.	20,169	3,610,654
Lyft, Inc., Class A(a)(b)	158,981	6,793,258
Norfolk Southern Corp.	130,173	38,753,804
Old Dominion Freight Line, Inc.(b)	55,042	19,725,952
Ryder System, Inc.(b)	26,131	2,153,978
Schneider National, Inc., Class B(b)	30,004	807,408
TuSimple Holdings, Inc., Class A(a)(b)	71,506	2,563,490
Uber Technologies, Inc.(a)	869,813	36,471,259
Union Pacific Corp.(b)	344,703	86,841,027
XPO Logistics, Inc.(a)	52,538	4,068,017

		264,225,273

Semiconductors & Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc.(a)	648,925	93,380,308
Allegro MicroSystems, Inc.(a)	21,554	779,824
Analog Devices, Inc.(b)	286,504	50,358,808
Applied Materials, Inc.(b)	482,966	75,999,530
Azenta Inc(b)	39,284	4,050,573
Broadcom, Inc.(b)	214,049	142,430,345
Cirrus Logic, Inc.(a)(b)	31,220	2,872,864
Enphase Energy, Inc.(a)(b)	70,835	12,958,555
Entegris, Inc.(b)	71,327	9,884,496
First Solar, Inc.(a)	56,884	4,958,009
Globalfoundries, Inc.(a)	28,257	1,835,857
Intel Corp.(b)	2,167,318	111,616,877
KLA Corp.	81,283	34,960,631
Lam Research Corp.	75,396	54,221,033
Marvell Technology, Inc.	441,225	38,602,775
Microchip Technology, Inc.	289,159	25,174,183
Micron Technology, Inc.	598,883	55,785,952
MKS Instruments, Inc.	30,243	5,267,423
Monolithic Power Systems, Inc.(b)	24,128	11,903,066
NVIDIA Corp.	1,282,825	377,291,661
NXP Semiconductors NV(b)	142,475	32,452,956
ON Semiconductor Corp.(a)(b)	224,707	15,262,099
Qorvo, Inc.(a)	59,477	9,301,608
Qualcomm, Inc.	604,860	110,610,748
Skyworks Solutions, Inc.	88,597	13,744,939
Teradyne, Inc.(b)	88,536	14,478,292
Texas Instruments, Inc.(b)	495,258	93,341,275
Universal Display Corp.(b)	23,204	3,829,356
Wolfspeed, Inc.(a)(b)	63,460	7,092,924
Xilinx, Inc.	132,031	27,994,533

		1,442,441,500

Software — 10.2%
Adobe, Inc.(a)	256,008	145,171,897
Alteryx, Inc., Class A(a)(b)	31,822	1,925,231
Anaplan, Inc.(a)(b)	80,201	3,677,216
ANSYS, Inc.(a)	47,014	18,858,256
Aspen Technology, Inc.(a)	35,457	5,396,555
Atlassian Corp. PLC, Class A(a)	73,302	27,949,320
Autodesk, Inc.(a)	118,034	33,189,980
Avalara, Inc.(a)	45,792	5,912,205
Bentley Systems, Inc., Class B(b)	72,359	3,497,110
Bill.Com Holdings, Inc.(a)	49,547	12,344,635
Black Knight, Inc.(a)	79,975	6,629,128
C3.AI, Inc., Class A(a)	18,741	585,656
Cadence Design Systems, Inc.(a)	147,833	27,548,680
CDK Global, Inc.(b)	60,737	2,535,162

Security	Shares	Value

Software (continued)
Ceridian HCM Holding, Inc.(a)(b)	69,321	$7,241,272
Citrix Systems, Inc.	67,374	6,372,907
Coupa Software, Inc.(a)	39,935	6,311,727
Crowdstrike Holdings, Inc., Class A(a)	106,069	21,717,628
Datadog, Inc., Class A(a)	137,274	24,449,872
Datto Holding Corp.(a)(b)	16,238	427,871
DocuSign, Inc.(a)	102,501	15,611,927
Dolby Laboratories, Inc., Class A	35,426	3,373,264
DoubleVerify Holdings, Inc.(a)(b)	10,690	355,763
Dropbox, Inc., Class A(a)	163,598	4,014,695
Duck Creek Technologies, Inc.(a)	40,103	1,207,501
Dynatrace, Inc.(a)	108,691	6,559,502
Elastic NV(a)	36,898	4,541,775
Everbridge, Inc.(a)(b)	20,541	1,383,026
Fair Isaac Corp.(a)(b)	14,730	6,387,959
Five9, Inc.(a)	35,842	4,921,823
Fortinet, Inc.(a)	72,131	25,923,881
Guidewire Software, Inc.(a)	46,785	5,311,501
HubSpot, Inc.(a)(b)	23,965	15,796,530
Intuit, Inc.	142,333	91,551,432
Jamf Holding Corp.(a)(b)	34,439	1,309,026
Mandiant, Inc.(a)	131,159	2,300,529
Manhattan Associates, Inc.(a)	33,911	5,272,821
McAfee Corp., Class A(b)	27,526	709,896
Microsoft Corp.	4,041,092	1,359,100,061
N-Able, Inc.(a)(b)	14,202	157,642
nCino, Inc.(a)(b)	32,187	1,765,779
NCR Corp.(a)	72,634	2,919,887
New Relic, Inc.(a)	25,880	2,845,765
NortonLifeLock, Inc.(b)	296,659	7,707,201
Nuance Communications, Inc.(a)	157,081	8,689,721
Nutanix, Inc., Class A(a)	100,784	3,210,978
Oracle Corp.	884,889	77,171,170
Palantir Technologies, Inc., Class A(a)(b)	874,044	15,916,341
Palo Alto Networks, Inc.(a)(b)	51,013	28,401,998
Paycom Software, Inc.(a)	27,235	11,307,700
Paycor HCM, Inc.(a)(b)	15,501	446,584
Paylocity Holding Corp.(a)	20,139	4,756,026
Pegasystems, Inc.(b)	21,225	2,373,380
Procore Technologies, Inc.(a)	32,087	2,565,997
PTC, Inc.(a)(b)	58,717	7,113,565
RingCentral, Inc., Class A(a)	43,382	8,127,618
salesforce.com, Inc.(a)	501,441	127,431,201
ServiceNow, Inc.(a)	105,518	68,492,789
Smartsheet, Inc., Class A(a)	64,552	4,999,552
Splunk, Inc.(a)(b)	84,994	9,835,506
SS&C Technologies Holdings, Inc.	118,726	9,733,157
Synopsys, Inc.(a)	81,146	29,902,301
Teradata Corp.(a)	57,517	2,442,747
Trade Desk, Inc., Class A(a)	229,751	21,054,382
Tyler Technologies, Inc.(a)	21,887	11,774,112
Unity Software, Inc.(a)	79,489	11,366,132
VMware, Inc., Class A(b)	120,209	13,929,819
Workday, Inc., Class A(a)(b)	101,180	27,640,352
Zendesk, Inc.(a)	61,974	6,463,268
Zoom Video Communications, Inc., Class A(a)	114,690	21,092,638
Zscaler, Inc.(a)(b)	41,509	13,338,087

		2,482,348,615

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	33,721	8,088,994
AutoNation, Inc.(a)	22,079	2,579,931
AutoZone, Inc.(a)	11,220	23,521,496

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Bath & Body Works, Inc.	129,074	$9,008,074
Best Buy Co., Inc.(b)	133,849	13,599,058
Burlington Stores, Inc.(a)	36,161	10,541,293
CarMax, Inc.(a)(b)	87,253	11,362,958
Carvana Co.(a)(b)	41,394	9,594,715
Dick’s Sporting Goods, Inc.(b)	32,622	3,751,204
Five Below, Inc.(a)	30,030	6,212,907
Floor & Decor Holdings, Inc., Class A(a)	54,620	7,101,146
Foot Locker, Inc.(b)	48,169	2,101,614
GameStop Corp., Class A(a)(b)	34,483	5,116,932
Gap, Inc.(b)	103,373	1,824,533
Home Depot, Inc.	570,198	236,637,872
Leslie’s, Inc.(a)(b)	61,205	1,448,110
Lithia Motors, Inc.	15,527	4,610,743
Lowe’s Cos., Inc.	371,529	96,032,816
O’Reilly Automotive, Inc.(a)	35,690	25,205,349
Penske Automotive Group, Inc.(b)	14,808	1,587,714
Petco Health & Wellness Co., Inc.(a)(b)	29,465	583,112
RH(a)(b)	9,209	4,935,471
Ross Stores, Inc.	187,228	21,396,416
TJX Cos., Inc.(b)	643,734	48,872,285
Tractor Supply Co.	61,997	14,792,484
Ulta Beauty, Inc.(a)	28,378	11,701,385
Victoria’s Secret & Co.(a)	42,731	2,373,280
Vroom, Inc.(a)(b)	57,305	618,321
Williams-Sonoma, Inc.(b)	40,106	6,783,128

		591,983,341

Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	8,276,773	1,469,706,582
Dell Technologies, Inc., Class C(a)	147,904	8,307,768
Hewlett Packard Enterprise Co.	686,785	10,830,599
HP, Inc.	622,399	23,445,770
NetApp, Inc.(b)	118,745	10,923,352
Pure Storage, Inc., Class A(a)	139,352	4,535,908
Western Digital Corp.(a)	164,826	10,748,303
Xerox Holdings Corp.(b)	77,484	1,754,238

		1,540,252,520

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	76,780	4,983,790
Carter’s, Inc.(b)	22,980	2,326,036
Columbia Sportswear Co.	21,427	2,087,847
Deckers Outdoor Corp.(a)	14,966	5,482,195
Hanesbrands, Inc.(b)	186,783	3,123,012
Lululemon Athletica, Inc.(a)(b)	61,180	23,948,911
NIKE, Inc., Class B	664,312	110,720,881
PVH Corp.	37,356	3,984,017
Ralph Lauren Corp.	25,251	3,001,334
Skechers USA, Inc., Class A(a)	74,526	3,234,428
Tapestry, Inc.(b)	154,787	6,284,352
Under Armour, Inc., Class A(a)	103,529	2,193,779
Under Armour, Inc., Class C(a)	98,963	1,785,293
VF Corp.(b)	173,477	12,701,986

		185,857,861

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	181,135	2,611,967
New York Community Bancorp, Inc.(b)	247,647	3,023,770
Rocket Cos., Inc., Class A(b)	66,116	925,624
TFS Financial Corp.(b)	20,191	360,813
UWM Holdings Corp.(b)	64,344	380,916

		7,303,090

Security	Shares	Value

Tobacco — 0.5%
Altria Group, Inc.	988,034	$46,822,931
Philip Morris International, Inc.	834,415	79,269,425

		126,092,356

Trading Companies & Distributors — 0.3%
Air Lease Corp.(b)	63,100	2,790,913
Core & Main, Inc., Class A(a)(b)	18,777	569,694
Fastenal Co.	309,958	19,855,910
MSC Industrial Direct Co., Inc., Class A(b)	21,953	1,845,369
SiteOne Landscape Supply, Inc.(a)(b)	23,653	5,730,649
United Rentals, Inc.(a)	38,439	12,772,895
Univar Solutions, Inc.(a)(b)	83,149	2,357,274
W.W. Grainger, Inc.	24,944	12,926,979
Watsco, Inc.	17,346	5,427,216

		64,276,899

Water Utilities — 0.1%
American Water Works Co., Inc.(b)	97,079	18,334,340
Essential Utilities, Inc.	116,575	6,258,913

		24,593,253

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(a)	317,586	36,833,624

Total Common Stocks — 98.7% (Cost: $12,295,333,329)		24,039,646,799

Investment Companies

Equity Funds — 0.9%
iShares Russell 1000 ETF(b)(c)	869,486	229,918,183

Total Investment Companies — 0.9% (Cost: $197,380,396)		229,918,183

Total Long-Term Investments — 99.6% (Cost: $12,492,713,725)		24,269,564,982

Short-Term Securities

Money Market Funds — 7.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)(e)	1,584,282,615	1,584,757,900
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)(d)	227,588,973	227,588,973

Total Short-Term Securities — 7.4% (Cost: $1,812,146,041)		1,812,346,873

Total Investments — 107.0% (Cost: $14,304,859,766)		26,081,911,855

Liabilities in Excess of Other Assets — (7.0)%		(1,716,486,903)

Net Assets — 100.0%		$24,365,424,952

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,048,530,631	$536,563,366	(a)	$—	$32,084	$(368,181)	$1,584,757,900	1,584,282,615	$2,453,198	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	201,900,891	25,688,082	(a)	—	—	—	227,588,973	227,588,973	19,637		—
BlackRock, Inc.	57,024,749	4,171,328		(6,486,465)	813,504	14,551,100	70,074,216	76,537	1,293,995		—
iShares Russell 1000 ETF	132,927,058	1,491,840,771		(1,432,868,790)	23,890,145	14,128,999	229,918,183	869,486	2,247,655		—

					$24,735,733	$28,311,918	$2,112,339,272		$6,014,485		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	679	03/18/22	$161,551	$2,233,648
S&P Mid 400 E-Mini Index	51	03/18/22	14,472	344,239

				$2,577,887

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,577,887	$—	$—	$—	$2,577,887

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$33,675,490	$—	$—	$—	$33,675,490

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$893,427	$—	$—	$—	$893,427

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$168,921,800

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$319,230,409	$—	$—	$319,230,409
Air Freight & Logistics	141,636,390	—	—	141,636,390
Airlines	48,071,122	—	—	48,071,122
Auto Components	42,749,578	—	—	42,749,578
Automobiles	559,089,638	—	—	559,089,638
Banks	919,997,106	—	—	919,997,106
Beverages	321,898,221	—	—	321,898,221
Biotechnology	470,596,700	—	—	470,596,700
Building Products	157,750,925	—	—	157,750,925
Capital Markets	772,395,055	—	—	772,395,055
Chemicals	328,139,661	—	—	328,139,661
Commercial Services & Supplies	109,308,162	—	—	109,308,162
Communications Equipment	215,562,754	—	—	215,562,754
Construction & Engineering	19,736,972	—	—	19,736,972
Construction Materials	33,126,169	—	—	33,126,169
Consumer Finance	142,538,995	—	—	142,538,995
Containers & Packaging	90,099,566	145,044	—	90,244,610
Distributors	30,789,543	—	—	30,789,543
Diversified Consumer Services	21,748,704	—	—	21,748,704
Diversified Financial Services	304,636,452	—	—	304,636,452
Diversified Telecommunication Services	216,529,022	—	—	216,529,022
Electric Utilities	367,942,532	—	—	367,942,532
Electrical Equipment	162,722,679	—	—	162,722,679
Electronic Equipment, Instruments & Components	155,555,221	—	—	155,555,221
Energy Equipment & Services	45,670,710	—	—	45,670,710
Entertainment	405,226,243	—	—	405,226,243
Equity Real Estate Investment Trusts (REITs)	762,917,915	—	—	762,917,915
Food & Staples Retailing	318,021,190	—	—	318,021,190
Food Products	217,468,799	—	—	217,468,799
Gas Utilities	15,519,281	—	—	15,519,281
Health Care Equipment & Supplies	683,136,166	—	—	683,136,166
Health Care Providers & Services	635,019,807	—	—	635,019,807
Health Care Technology	45,194,202	—	—	45,194,202
Hotels, Restaurants & Leisure	482,090,344	—	—	482,090,344

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	Large Cap Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Household Durables	$99,673,988	$—	$—	$99,673,988
Household Products	303,952,628	—	—	303,952,628
Independent Power and Renewable Electricity Producers	16,939,928	—	—	16,939,928
Industrial Conglomerates	215,237,709	—	—	215,237,709
Insurance	479,094,903	—	—	479,094,903
Interactive Media & Services	1,385,822,778	—	—	1,385,822,778
Internet & Direct Marketing Retail	834,089,567	—	—	834,089,567
IT Services	1,175,434,726	—	—	1,175,434,726
Leisure Products	28,221,861	—	—	28,221,861
Life Sciences Tools & Services	480,617,240	—	—	480,617,240
Machinery	391,725,528	—	—	391,725,528
Marine	1,768,458	—	—	1,768,458
Media	256,611,151	—	—	256,611,151
Metals & Mining	110,289,382	—	—	110,289,382
Mortgage Real Estate Investment Trusts (REITs)	16,101,687	—	—	16,101,687
Multiline Retail	113,929,813	—	—	113,929,813
Multi-Utilities	160,041,230	—	—	160,041,230
Oil, Gas & Consumable Fuels	569,302,857	—	—	569,302,857
Paper & Forest Products	4,214,431	—	—	4,214,431
Personal Products	50,913,317	—	—	50,913,317
Pharmaceuticals	830,776,704	—	—	830,776,704
Professional Services	145,657,740	—	—	145,657,740
Real Estate Management & Development	40,759,564	—	—	40,759,564
Road & Rail	264,225,273	—	—	264,225,273
Semiconductors & Semiconductor Equipment	1,442,441,500	—	—	1,442,441,500
Software	2,482,348,615	—	—	2,482,348,615
Specialty Retail	591,983,341	—	—	591,983,341
Technology Hardware, Storage & Peripherals	1,540,252,520	—	—	1,540,252,520
Textiles, Apparel & Luxury Goods	185,857,861	—	—	185,857,861
Thrifts & Mortgage Finance	7,303,090	—	—	7,303,090
Tobacco	126,092,356	—	—	126,092,356
Trading Companies & Distributors	64,276,899	—	—	64,276,899
Water Utilities	24,593,253	—	—	24,593,253
Wireless Telecommunication Services	36,833,624	—	—	36,833,624
Investment Companies	229,918,183	—	—	229,918,183
Short-Term Securities
Money Market Funds	1,812,346,873	—	—	1,812,346,873

	$26,081,766,811	$145,044	$—	$26,081,911,855

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,577,887	$—	$—	$2,577,887

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2021

Large Cap Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$23,969,572,583
Investments, at value — affiliated(c)	2,112,339,272
Cash	47,105
Cash pledged for futures contracts	11,418,100
Receivables:
Investments sold	158,649,942
Securities lending income — affiliated	220,085
Dividends — unaffiliated	15,030,339
Dividends — affiliated	839
Variation margin on futures contracts	9,259
Prepaid expenses	94,265

Total assets	26,267,381,789

LIABILITIES
Collateral on securities loaned	1,586,485,243
Payables:
Investments purchased	11,145,033
Accounting services fees	183,554
Withdrawals to investors	302,757,815
Investment advisory fees	600,219
Trustees’ and Officer’s fees	66,895
Other accrued expenses	23,945
Professional fees	72,246
Variation margin on futures contracts	621,887

Total liabilities	1,901,956,837

NET ASSETS	$24,365,424,952

NET ASSETS CONSIST OF
Investors’ capital	$12,585,794,976
Net unrealized appreciation (depreciation)	11,779,629,976

NET ASSETS	$24,365,424,952

(a) Investments, at cost — unaffiliated	$12,263,666,469
(b) Securities loaned, at value	$1,549,211,599
(c) Investments, at cost — affiliated	$2,041,193,297

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2021

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$295,367,417
Dividends — affiliated	3,676,377
Securities lending income — affiliated — net	2,338,108
Foreign taxes withheld	(39,869)

Total investment income	301,342,033

EXPENSES
Investment advisory	6,683,405
Custodian	352,728
Trustees and Officer	246,864
Professional	90,577
Miscellaneous	155,947

Total expenses	7,529,521
Less:
Fees waived and/or reimbursed by the Manager	(168,513)

Total expenses after fees waived and/or reimbursed	7,361,008

Net investment income	293,981,025

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	105,802,020
Investments — affiliated	24,735,733
Futures contracts	33,675,490

164,213,243

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	4,672,508,630
Investments — affiliated	28,311,918
Futures contracts	893,427

4,701,713,975

Net realized and unrealized gain	4,865,927,218

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,159,908,243

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$293,981,025	$282,019,299
Net realized gain (loss)	164,213,243	(178,775,993)
Net change in unrealized appreciation (depreciation)	4,701,713,975	3,322,308,344

Net increase in net assets resulting from operations	5,159,908,243	3,425,551,650

CAPITAL TRANSACTIONS
Proceeds from contributions	3,037,786,941	3,317,046,361
Value of withdrawals	(3,164,855,949)	(2,551,746,165)

Net increase (decrease) in net assets derived from capital transactions	(127,069,008)	765,300,196

NET ASSETS
Total increase in net assets	5,032,839,235	4,190,851,846
Beginning of year	19,332,585,717	15,141,733,871

End of year	$24,365,424,952	$19,332,585,717

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	Large Cap Index Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	26.42%	20.89%	31.33%	(4.81)%	21.65%

Ratios to Average Net Assets(a)
Total expenses	0.03%	0.04%	0.03%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.03%	0.03%	0.04%

Net investment income	1.32%	1.76%	1.92%	1.97%	1.92%

Supplemental Data
Net assets, end of year (000)	$24,365,425	$19,332,586	$15,141,734	$10,279,955	$6,697,020

Portfolio turnover rate.	17%	14%	10%	12%	12%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

Barclays Bank PLC	$117,603,882	$(117,603,882)	$ —		$—
Barclays Capital, Inc.	23,193,785	(23,193,785)	—		—
BNP Paribas SA	718,335,411	(718,335,411)	—		—
BofA Securities, Inc.	24,384,339	(24,384,339)	—		—
Citadel Clearing LLC	2,781,521	(2,781,521)	—		—
Credit Suisse Securities (USA) LLC	12,531,595	(12,531,595)	—		—
Deutsche Bank Securities, Inc.	885,161	(885,161)	—		—
Goldman Sachs & Co. LLC	138,046,758	(138,046,758)	—		—
HSBC Bank PLC	21,097,711	(21,097,711)	—		—
Jefferies LLC	4,679,702	(4,679,702)	—		—
JPMorgan Securities LLC	188,774,217	(188,774,217)	—		—
Morgan Stanley	83,143,665	(83,143,665)	—		—
Natixis S.A.	28,096	(28,096)	—		—
Nomura Securities International, Inc.	580,322	(580,322)	—		—
Pershing LLC	10,014	(10,014)	—		—
Scotia Capital (USA), Inc.	27,960,032	(27,960,032)	—		—
SG Americas Securities LLC	43,149,589	(43,149,589)	—		—
State Street Bank & Trust Co.	23,293,515	(23,293,515)	—		—
Toronto Dominion Bank	2,030,045	(2,030,045)	—		—
UBS AG	58,457,047	(58,457,047)	—		—
UBS Securities LLC	46,509,417	(46,509,417)	—		—
Virtu Americas LLC	4,650,600	(4,650,600)	—		—
Wells Fargo Bank N.A.	4,250,371	(4,250,371)	—		—
Wells Fargo Securities LLC	2,834,804	(2,834,804)	—		—

	$1,549,211,599	$(1,549,211,599)	$ —		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $112,061 in investment advisory fees pursuant to this arrangement.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $56,452 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $972,452 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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Notes to Financial Statements  (continued)

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Large Cap Index Master Portfolio.	$466,924,573	$672,575,697	$(5,396,939)

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $3,809,261,558 and $3,605,709,042, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Large Cap Index Master Portfolio	$14,706,336,512	$12,101,875,803	$(726,300,460)	$11,375,575,343

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Large Cap Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell 1000 Large-Cap Index Fund and Large Cap Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	49

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	51

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-12/21-AR

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds III

• iShares S&P 500 Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (“S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned 28.56%, Service Shares returned 28.40%, Investor A Shares returned 28.23%, Class G Shares returned 28.67%, Class K Shares returned 28.65%, and Investor P Shares returned 28.23%. The benchmark S&P 500® Index returned 28.71% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in S&P 500® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

In the first quarter of 2021, following the strong end to 2020, favorable conditions continued with signs of a sooner-than-expected economic activity restart. Monetary conditions remained supportive, as the Fed signaled a continuing environment of low interest rates. With both the Senate and Congress passing a new $1.9 trillion stimulus package, and the United States starting to lead in the vaccine rollout, optimism continued to rise for strong economic growth in the first quarter. Despite the heightened volatility at the beginning of the quarter related to retail trading activity, the positive news about the stimulus package and the potential infrastructure bill soothed the market and supported a positive return over the first quarter.

The U.S. equity market rallied in the second quarter of 2021 as the vaccination campaign continued to accelerate, and as more signs started to emerge for a sooner-than-expected economic activity restart. The U.S. Consumer Price Index increased by more than 4% (one-year as of April 2021), which raised questions on whether this surge was sparked by temporary factors at play. However, the inflation concerns and the Fed’s cautious optimism about the recovery muted the market rally in May. In June, the U.S. equity market extended its rally, supported by the prospect of more fiscal stimulus, as President Biden reached a bipartisan $1 trillion agreement for infrastructure spending.

In the third quarter of 2021, U.S. equities continued climbing in August on the back of strong economic data and quarterly earnings reports. The positive return in markets came despite the increase in COVID-19 Delta variant cases in the United States. The Fed’s announcement in August was in line with expectations, as Fed Chair Jerome Powell suggested that tapering may start before year end during his Jackson Hole speech.

The positive sentiment of July and August was offset in September amid concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer, Evergrande. Concerns that higher inflation and supply chain issues would last longer than expected also weighed down on the market. Lastly, the continuing disagreement in Washington D.C. regarding the debt ceiling and the infrastructure bill dampened U.S. equity performance. However, Congress passed a bill toward the end of the third quarter, extending government funding until December 3, 2021.

Following a strong earnings season in the fourth quarter of 2021 that boosted the positive sentiment early in the quarter, the emergence of the new COVID-19 Omicron variant and the concerns about higher inflation rates weighed down on U.S. market performance in November. However, preliminary data showed that the coronavirus vaccine was effective against the Omicron variant, and the Fed shared more clarity on next year’s policy path, leading to strong positive returns to end the fourth quarter. The falling unemployment rate and the $550 billion bipartisan infrastructure bill signed by President Biden supported market performance over the fourth quarter.

The Fed’s stance on monetary policy was at the forefront of market discussions over the fourth quarter of 2021. Fed Chair Jerome Powell conceded that inflation had been far stickier than initially anticipated. These inflation pressures were exacerbated as consumer demand continued to increase with supply chain bottlenecks and labor shortages. The Fed brought forward the dates of tapering to Spring 2022.

In the fourth quarter of 2021, from a Global Industry Classification Standard sector perspective, real estate (+17.54%), information technology (+16.69%), and materials (+15.20%) were among the best performers. While communication services (-0.01%), financials (+4.57%), and energy (+7.97%) were among the worst performers.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2021 (continued)	iShares S&P 500 Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.
(b)

The Fund invests all of its assets in the Master Portfolio. Under normal circumstances, the Master Portfolio invests at least 90% of the value of its assets, plus the amount of any borrowing for investment purposes, in securities comprising the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	28.56%	N/A	18.37%	N/A	16.41%	N/A
Service	28.40	N/A	18.23	N/A	16.27	N/A
Investor A	28.23	N/A	18.07	N/A	16.12	N/A
Investor P	28.23	21.51%	18.08	16.80%	16.12	15.50%
Class G	28.67	N/A	18.46	N/A	16.50	N/A
Class K	28.65	N/A	18.45	N/A	16.49	N/A

S&P 500® Index	28.71	N/A	18.47	N/A	16.55	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,116.20	$ 0.53		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%
Service	1,000.00	1,115.40	1.17		1,000.00	1,024.10	1.12		0.22
Investor A	1,000.00	1,114.80	1.87		1,000.00	1,023.44	1.79		0.35
Investor P	1,000.00	1,114.70	1.87		1,000.00	1,023.44	1.79		0.35
Class G	1,000.00	1,116.60	0.05		1,000.00	1,025.16	0.05		0.01
Class K	1,000.00	1,116.60	0.16		1,000.00	1,025.05	0.15		0.03

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares S&P 500 Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund. Institutional Shares performance shown prior to the Institutional Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are only available to certain eligible investors. Service Shares performance shown prior to the Service Shares inception date of April 19, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Service Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	iShares S&P 500 Index Fund

The S&P 500 Index Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2021

iShares S&P 500 Index Fund

ASSETS
Investments, at value — Master Portfolio	$33,870,113,832
Receivables:
Capital shares sold	36,732,922
Withdrawals from the Master Portfolio	66,837,601

Total assets	33,973,684,355

LIABILITIES
Payables:
Administration fees	1,007,089
Capital shares redeemed	103,570,524
Professional fees	14,055
Service and distribution fees	1,005,729

Total liabilities	105,597,397

NET ASSETS	$33,868,086,958

NET ASSETS CONSIST OF
Paid-in capital	$14,422,032,388
Accumulated earnings	19,446,054,570

NET ASSETS	$33,868,086,958

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

December 31, 2021

iShares S&P 500 Index Fund

NET ASSET VALUE

Institutional

Net assets	$5,536,376,033

Shares outstanding	9,880,083

Net asset value	$560.36

Shares authorized	Unlimited

Par value	No par value

Service

Net assets	$523,049,812

Shares outstanding	933,525

Net asset value	$560.30

Shares authorized	Unlimited

Par value	No par value

Investor A

Net assets	$2,806,389,522

Shares outstanding	5,008,641

Net asset value	$560.31

Shares authorized	Unlimited

Par value	No par value

Investor P

Net assets	$1,667,178,042

Shares outstanding	2,978,274

Net asset value	$559.78

Shares authorized	Unlimited

Par value	No par value

Class G

Net assets	$10,447,836,814

Shares outstanding	18,641,089

Net asset value	$560.47

Shares authorized	Unlimited

Par value	No par value

Class K

Net assets	$12,887,256,735

Shares outstanding	22,992,948

Net asset value	$560.49

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2021

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$421,447,362
Dividends — affiliated	4,559,409
Securities lending income — affiliated — net	365,879
Foreign taxes withheld	(2,118,262)
Expenses	(3,441,774)
Fees waived	568,189

Total investment income	421,380,803

FUND EXPENSES
Service — class specific	11,521,398
Administration — class specific	10,913,095
Professional	14,267
Miscellaneous	5,827

Total expenses	22,454,587
Less:
Fees waived and/or reimbursed by the Administrator	(14,267)

Total expenses after fees waived and/or reimbursed	22,440,320

Net investment income	398,940,483

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from:
Investments — unaffiliated	194,600,640
Investments — affiliated	30,172,746
Futures contracts	52,797,494

277,570,880

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,833,282,139
Investments — affiliated	46,486,231
Futures contracts	5,197,645

6,884,966,015

Net realized and unrealized gain	7,162,536,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,561,477,378

See notes to financial statements.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$398,940,483	$395,878,062
Net realized gain (loss)	277,570,880	(27,962,320)
Net change in unrealized appreciation (depreciation)	6,884,966,015	3,845,897,135

Net increase in net assets resulting from operations	7,561,477,378	4,213,812,877

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(92,321,474)	(67,939,601)
Service	(9,859,969)	(7,162,650)
Investor A	(44,239,611)	(39,328,960)
Investor P	(25,621,646)	(19,660,719)
Class G	(187,155,415)	(119,641,388)
Class K	(235,557,043)	(171,640,338)

Decrease in net assets resulting from distributions to shareholders	(594,755,158)	(425,373,656)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	468,263,812	142,708,268

NET ASSETS
Total increase in net assets	7,434,986,032	3,931,147,489
Beginning of year	26,433,100,926	22,501,953,437

End of year	$33,868,086,958	$26,433,100,926

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund

	Institutional

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$444.18	$382.63	$297.40	$318.31	$267.04

Net investment income(a)	6.59	6.59	6.46	6.03	5.42
Net realized and unrealized gain (loss)	119.44	62.05	86.13	(19.72)	52.02

Net increase (decrease) from investment operations	126.03	68.64	92.59	(13.69)	57.44

Distributions(b)
From net investment income	(6.65)	(6.60)	(7.36)	(5.82)	(5.32)
From net realized gain	(3.20)	(0.49)	—	(1.40)	(0.85)

Total distributions	(9.85)	(7.09)	(7.36)	(7.22)	(6.17)

Net asset value, end of year	$560.36	$444.18	$382.63	$297.40	$318.31

Total Return(c)
Based on net asset value	28.56%	18.34%	31.35%	(4.45)%	21.68%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.10%	0.10%	0.10%	0.11%	0.11%

Total expenses after fees waived and/or reimbursed	0.10%	0.10%	0.10%	0.11%	0.11%

Net investment income	1.30%	1.73%	1.87%	1.84%	1.86%

Supplemental Data
Net assets, end of year (000)	$5,536,376	$4,143,093	$3,950,956	$3,660,724	$3,596,342

Portfolio turnover rate of the Master Portfolio	6%	5%	3%	12%	11%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$444.13	$382.60	$297.38	$318.29	$267.02

Net investment income(a)	5.98	6.10	6.06	5.64	5.08
Net realized and unrealized gain (loss)	119.41	62.12	86.10	(19.73)	52.00

Net increase (decrease) from investment operations	125.39	68.22	92.16	(14.09)	57.08

Distributions(b)
From net investment income	(6.02)	(6.20)	(6.94)	(5.42)	(4.96)
From net realized gain	(3.20)	(0.49)	—	(1.40)	(0.85)

Total distributions	(9.22)	(6.69)	(6.94)	(6.82)	(5.81)

Net asset value, end of year	$560.30	$444.13	$382.60	$297.38	$318.29

Total Return(c)
Based on net asset value	28.40%	18.21%	31.20%	(4.57)%	21.54%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.22%	0.22%	0.22%	0.23%	0.23%

Total expenses after fees waived and/or reimbursed	0.22%	0.22%	0.22%	0.23%	0.23%

Net investment income	1.19%	1.58%	1.75%	1.72%	1.74%

Supplemental Data
Net assets, end of year (000)	$523,050	$584,228	$334,402	$318,651	$319,504

Portfolio turnover rate of the Master Portfolio	6%	5%	3%	12%	11%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$444.11	$382.52	$297.33	$318.23	$266.99

Net investment income(a)	5.32	5.66	5.61	5.22	4.71
Net realized and unrealized gain (loss)	119.41	62.03	86.07	(19.72)	51.97

Net increase (decrease) from investment operations	124.73	67.69	91.68	(14.50)	56.68

Distributions(b)
From net investment income	(5.33)	(5.61)	(6.49)	(5.00)	(4.59)
From net realized gain	(3.20)	(0.49)	—	(1.40)	(0.85)

Total distributions	(8.53)	(6.10)	(6.49)	(6.40)	(5.44)

Net asset value, end of year	$560.31	$444.11	$382.52	$297.33	$318.23

Total Return(c)
Based on net asset value	28.23%	18.04%	31.02%	(4.68)%	21.38%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.35%	0.35%	0.35%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.35%	0.36%	0.36%

Net investment income	1.06%	1.49%	1.62%	1.60%	1.61%

Supplemental Data
Net assets, end of year (000)	$2,806,390	$2,579,349	$2,667,724	$2,160,098	$2,271,969

Portfolio turnover rate of the Master Portfolio	6%	5%	3%	12%	11%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, assumes the reinvestment of distributions.

(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor P

	Year Ended December 31,			Period from 08/06/18 to 12/31/18	(a)
	2021	2020	2019

Net asset value, beginning of period	$443.73	$382.22	$297.10	$339.48

Net investment income(b)	5.32	5.64	5.61	2.20
Net realized and unrealized gain (loss)	119.30	62.00	86.00	(40.58)

Net increase (decrease) from investment operations	124.62	67.64	91.61	(38.38)

Distributions(c)
From net investment income	(5.37)	(5.64)	(6.49)	(2.89)
From net realized gain	(3.20)	(0.49)	—	(1.11)

Total distributions	(8.57)	(6.13)	(6.49)	(4.00)

Net asset value, end of period	$559.78	$443.73	$382.22	$297.10

Total Return(d)
Based on net asset value	28.23%	18.05%	31.02%	(11.38	)%(e)

Ratios to Average Net Assets(f)(g)(h)
Total expenses	0.35%	0.35%	0.35%	0.35	%(i)

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.35%	0.35	%(i)

Net investment income	1.05%	1.48%	1.62%	1.68	%(i)

Supplemental Data
Net assets, end of period (000)	$1,667,178	$1,387,865	$1,278,339	$1,064,145

Portfolio turnover rate of the Master Portfolio	6%	5%	3%	12%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Aggregate total return.

(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class G
			Period from
	Year Ended December 31,		07/01/19	(a)

	2021	2020	to 12/31/19

Net asset value, beginning of period	$444.26	$382.71	$351.81

Net investment income(b)	7.04	6.93	3.41
Net realized and unrealized gain	119.45	62.05	31.80

Net increase from investment operations	126.49	68.98	35.21

Distributions(c)
From net investment income	(7.08)	(6.94)	(4.31)
From net realized gain	(3.20)	(0.49)	—

Total distributions	(10.28)	(7.43)	(4.31)

Net asset value, end of period	$560.47	$444.26	$382.71

Total Return(d)
Based on net asset value	28.67%	18.45%	10.07	%(e)

Ratios to Average Net Assets(f)(g)(h)
Total expenses	0.01%	0.01%	0.01	%(i)

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01	%(i)

Net investment income	1.39%	1.82%	1.89	%(i)

Supplemental Data
Net assets, end of period (000)	$10,447,837	$7,378,823	$5,796,331

Portfolio turnover rate of the Master Portfolio	6%	5%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K

	Year Ended December 31,

	2021	2020	2019	2018	2017

Net asset value, beginning of year	$444.27	$382.72	$297.46	$318.37	$267.08

Net investment income(a)	6.94	6.86	6.74	6.29	5.69
Net realized and unrealized gain (loss)	119.47	62.05	86.12	(19.76)	51.97

Net increase (decrease) from investment operations	126.41	68.91	92.86	(13.47)	57.66

Distributions(b)
From net investment income	(6.99)	(6.87)	(7.60)	(6.04)	(5.52)
From net realized gain	(3.20)	(0.49)	—	(1.40)	(0.85)

Total distributions	(10.19)	(7.36)	(7.60)	(7.44)	(6.37)

Net asset value, end of year	$560.49	$444.27	$382.72	$297.46	$318.37

Total Return(c)
Based on net asset value	28.65%	18.42%	31.44%	(4.38)%	21.77%

Ratios to Average Net Assets(d)(e)(f)
Total expenses	0.03%	0.03%	0.03%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.03%	0.04%	0.04%

Net investment income	1.37%	1.80%	1.96%	1.92%	1.93%

Supplemental Data
Net assets, end of year (000)	$12,887,257	$10,359,743	$8,471,585	$9,375,051	$6,618,222

Portfolio turnover rate of the Master Portfolio	6%	5%	3%	12%	11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2021, the percentage of the Master Portfolio owned by the Fund was 98.2%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Service, Investor A, Class K and Class G Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor P	Class G	Class K

Administration fees - class specific	0.09%	0.06%	0.09%	0.09%	0.0025%	0.02%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2023. For the year ended December 31, 2021, the amount waived was $14,267 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor P	Class G	Class K	Total

Administration fees	$4,157,871	$344,610	$ 2,462,889	$ 1,374,665	$ 225,442	$2,347,618	$10,913,095

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Service	0.15%
Investor A	0.25
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service fees borne directly by each share class of the Fund:

	Service	Investor A	Investor P	Total

Service fees — class specific	$861,525	$6,841,358	$3,818,515	$11,521,398

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $110,839.

For the year ended December 31, 2021, affiliates received CDSCs as follows:

	Investor A	Total

CDSC	$351	$351

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20

iShares S&P 500 Index Fund
Ordinary income	$465,174,493	$400,693,756
Long-term capital gains	129,580,665	24,679,900

	$594,755,158	$425,373,656

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

iShares S&P 500 Index Fund	$8,997,028	$67,644,618	$19,369,412,924	$19,446,054,570

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

As of the year ended December 31, 2021, the Fund utilized the following amount of its capital loss carry forward:

Fund Name	Amounts

iShares S&P 500 Index Fund	$23,858,276

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares S&P 500 Index Fund
Institutional
Shares sold	3,428,456	$1,752,240,643	3,679,496	$1,374,045,597
Shares issued in reinvestment of distributions	172,207	89,763,610	179,841	65,779,653
Shares redeemed	(3,048,036)	(1,514,143,662)	(4,857,713)	(1,808,867,351)

	552,627	$327,860,591	(998,376)	$(369,042,101)

Service
Shares sold	307,882	$153,383,975	738,300	$300,927,299
Shares issued in reinvestment of distributions	18,900	9,763,495	18,821	7,091,729
Shares redeemed	(708,694)	(362,768,495)	(315,706)	(122,420,332)

	(381,912)	$(199,621,025)	441,415	$185,598,696

Investor A
Shares sold and automatic conversion of shares	1,157,134	$578,808,382	2,442,035	$916,471,286
Shares issued in reinvestment of distributions	81,073	42,206,643	104,073	37,871,112
Shares redeemed	(2,037,420)	(1,027,376,732)	(3,712,334)	(1,436,511,775)

	(799,213)	$(406,361,707)	(1,166,226)	$(482,169,377)

Investor C1(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(6,810)	(2,616,935)

	—	$—	(6,810)	$(2,616,935)

Investor P
Shares sold	191,871	$96,505,627	245,118	$90,608,518
Shares issued in reinvestment of distributions	49,144	25,616,598	53,787	19,657,110
Shares redeemed	(390,454)	(195,039,448)	(515,707)	(192,140,214)

	(149,439)	$(72,917,223)	(216,802)	$(81,874,586)

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

iShares S&P 500 Index Fund (continued)
Class G
Shares sold	4,376,624	$2,184,933,039	4,554,687	$1,711,983,156
Shares issued in reinvestment of distributions	359,371	187,153,946	325,731	119,640,328
Shares redeemed	(2,704,051)	(1,378,489,143)	(3,416,870)	(1,310,049,547)

	2,031,944	$993,597,842	1,463,548	$521,573,937

Class K
Shares sold	5,757,122	$2,877,370,135	9,201,699	$3,392,445,782
Shares issued in reinvestment of distributions	418,815	217,893,849	426,140	156,776,764
Shares redeemed	(6,501,345)	(3,269,558,650)	(8,444,927)	(3,177,983,912)

	(325,408)	$(174,294,666)	1,182,912	$371,238,634

	928,599	$468,263,812	699,661	$142,708,268

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

As of December 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Fund Name	Investor P	Class G	Total

iShares S&P 500 Index Fund	589	143	732

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares S&P 500 Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income

iShares S&P 500 Index Fund	$ 411,955,391

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Business Income

iShares S&P 500 Index Fund	$13,624,112

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

iShares S&P 500 Index Fund	$129,580,665

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

iShares S&P 500 Index Fund	87.49%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Qualified Short-Term Capital Gains

iShares S&P 500 Index Fund	$62,820,698

I M P O R T A N T T A X I N F O R M A T I O N	23

Master Portfolio Information as of December 31, 2021	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	7%
Microsoft Corp.	6
Amazon.com, Inc.	4
Alphabet, Inc., Class A	2
Tesla, Inc.	2
Alphabet, Inc., Class C	2
Meta Platforms, Inc., Class A	2
NVIDIA Corp.	2
Berkshire Hathaway, Inc., Class B	1
iShares Core S&P 500 ETF	1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	29%
Health Care	13
Consumer Discretionary	12
Financials	10
Communication Services	10
Industrials	8
Consumer Staples	6
Real Estate	3
Energy	3
Materials	3
Utilities	2
Investment Companies	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Boeing Co.(a)	464,518	$93,516,763
General Dynamics Corp.	194,872	40,624,966
Howmet Aerospace, Inc.	329,069	10,474,266
Huntington Ingalls Industries, Inc.	34,143	6,375,864
L3Harris Technologies, Inc.	164,996	35,183,747
Lockheed Martin Corp.	205,897	73,177,853
Northrop Grumman Corp.	125,140	48,437,940
Raytheon Technologies Corp.	1,258,568	108,312,362
Textron, Inc.	185,345	14,308,634
TransDigm Group, Inc.(a)	44,018	28,007,773

		458,420,168

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	109,300	11,763,959
Expeditors International of Washington, Inc.	140,904	18,921,998
FedEx Corp.	205,504	53,151,555
United Parcel Service, Inc., Class B	612,295	131,239,310

		215,076,822

Airlines(a) — 0.2%
Alaska Air Group, Inc.	104,278	5,432,884
American Airlines Group, Inc.	546,838	9,821,210
Delta Air Lines, Inc.	535,595	20,931,052
Southwest Airlines Co.	495,402	21,223,022
United Airlines Holdings, Inc.(b)	274,606	12,022,251

		69,430,419

Auto Components — 0.1%
Aptiv PLC(a)	227,531	37,531,239
BorgWarner, Inc.	203,548	9,173,908

		46,705,147

Automobiles — 2.5%
Ford Motor Co.	3,300,651	68,554,521
General Motors Co.(a)	1,220,506	71,558,267
Tesla, Inc.(a)	683,995	722,832,236

		862,945,024

Banks — 3.9%
Bank of America Corp.	6,055,810	269,422,987
Citigroup, Inc.	1,668,474	100,759,145
Citizens Financial Group, Inc.	358,562	16,942,054
Comerica, Inc.	110,277	9,594,099
Fifth Third Bancorp	574,938	25,038,550
First Republic Bank	149,355	30,843,301
Huntington Bancshares, Inc.	1,215,338	18,740,512
JPMorgan Chase & Co.	2,484,941	393,490,407
KeyCorp.	782,882	18,108,061
M&T Bank Corp.	109,183	16,768,325
People’s United Financial, Inc.	362,910	6,467,056
PNC Financial Services Group, Inc.	355,378	71,260,397
Regions Financial Corp.	801,570	17,474,226
Signature Bank	50,982	16,491,147
SVB Financial Group(a)(b)	49,321	33,451,475
Truist Financial Corp.	1,122,446	65,719,213
U.S. Bancorp	1,134,600	63,730,482
Wells Fargo & Co.	3,352,672	160,861,203
Zions Bancorp NA	131,562	8,309,456

		1,343,472,096

Beverages — 1.4%
Brown-Forman Corp., Class B	152,675	11,123,901
Coca-Cola Co.	3,266,742	193,423,794

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	138,122	$34,664,478
Molson Coors Beverage Co., Class B	161,725	7,495,954
Monster Beverage Corp.(a)	315,899	30,338,940
PepsiCo, Inc.	1,163,102	202,042,448

		479,089,515

Biotechnology — 1.8%
AbbVie, Inc.	1,486,863	201,321,250
Amgen, Inc.	473,623	106,550,966
Biogen, Inc.(a)	123,515	29,633,719
Gilead Sciences, Inc.	1,055,808	76,662,219
Incyte Corp.(a)	157,004	11,524,094
Moderna, Inc.(a)	296,603	75,331,230
Regeneron Pharmaceuticals, Inc.(a)	88,895	56,138,970
Vertex Pharmaceuticals, Inc.(a)	213,788	46,947,845

		604,110,293

Building Products — 0.5%
A O Smith Corp.	112,155	9,628,507
Allegion plc	76,360	10,113,118
Carrier Global Corp.	729,501	39,568,134
Fortune Brands Home & Security, Inc.	112,945	12,073,821
Johnson Controls International PLC	595,912	48,453,605
Masco Corp.	205,241	14,412,023
Trane Technologies PLC	199,668	40,338,926

		174,588,134

Capital Markets — 2.9%
Ameriprise Financial, Inc.	94,083	28,381,078
Bank of New York Mellon Corp.	638,842	37,103,943
BlackRock, Inc.(c)	120,278	110,121,726
Cboe Global Markets, Inc.	90,101	11,749,170
Charles Schwab Corp.	1,262,626	106,186,847
CME Group, Inc.	302,297	69,062,773
FactSet Research Systems, Inc.	31,651	15,382,703
Franklin Resources, Inc.	229,824	7,696,806
Goldman Sachs Group, Inc.	285,435	109,193,159
Intercontinental Exchange, Inc.	473,755	64,795,471
Invesco Ltd.	287,050	6,607,891
MarketAxess Holdings, Inc.	31,620	13,004,357
Moody’s Corp.	135,528	52,934,526
Morgan Stanley	1,207,068	118,485,795
MSCI, Inc.	69,386	42,512,108
Nasdaq, Inc.	97,481	20,471,985
Northern Trust Corp.	176,469	21,107,457
Raymond James Financial, Inc.	153,484	15,409,794
S&P Global, Inc.	202,797	95,705,988
State Street Corp.	307,440	28,591,920
T. Rowe Price Group, Inc.	188,982	37,161,420

		1,011,666,917

Chemicals — 1.8%
Air Products & Chemicals, Inc.	186,309	56,686,376
Albemarle Corp.	99,057	23,156,555
Celanese Corp.	91,544	15,384,885
CF Industries Holdings, Inc.	183,713	13,003,206
Corteva, Inc.	612,904	28,978,101
Dow, Inc.	621,906	35,274,508
DuPont de Nemours, Inc.	435,649	35,191,726
Eastman Chemical Co.	113,044	13,668,150
Ecolab, Inc.	209,419	49,127,603
FMC Corp.	107,378	11,799,769
International Flavors & Fragrances, Inc.	214,018	32,241,812
Linde plc(a)	430,983	149,305,441

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
LyondellBasell Industries NV, Class A	221,059	$20,388,272
Mosaic Co.	311,460	12,237,263
PPG Industries, Inc.	199,394	34,383,501
Sherwin-Williams Co.	202,693	71,380,367

		602,207,535

Commercial Services & Supplies — 0.4%
Cintas Corp.	74,088	32,833,579
Copart, Inc.(a)(b)	179,430	27,205,177
Republic Services, Inc.	175,976	24,539,853
Rollins, Inc.	182,239	6,234,396
Waste Management, Inc.	323,602	54,009,174

		144,822,179

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	188,618	27,113,838
Cisco Systems, Inc.	3,547,654	224,814,834
F5 Networks, Inc.(a)	50,186	12,281,016
Juniper Networks, Inc.	278,138	9,932,308
Motorola Solutions, Inc.	142,665	38,762,080

		312,904,076

Construction & Engineering — 0.0%
Quanta Services, Inc.	118,529	13,590,535

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	52,614	23,177,520
Vulcan Materials Co.	110,809	23,001,732

		46,179,252

Consumer Finance — 0.6%
American Express Co.	527,542	86,305,871
Capital One Financial Corp.	357,885	51,925,535
Discover Financial Services	246,433	28,477,797
Synchrony Financial	460,164	21,347,008

		188,056,211

Containers & Packaging — 0.3%
Amcor PLC	1,280,178	15,374,938
Avery Dennison Corp.	70,445	15,256,274
Ball Corp.	271,334	26,121,324
International Paper Co.	325,206	15,278,178
Packaging Corp. of America	79,157	10,777,226
Sealed Air Corp.	127,950	8,632,786
Westrock Co.	221,545	9,827,736

		101,268,462

Distributors — 0.1%
Genuine Parts Co.	119,603	16,768,340
LKQ Corp.	225,493	13,536,345
Pool Corp.	33,768	19,112,688

		49,417,373

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(a)	1,539,915	460,434,585

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	6,010,684	147,862,827
Lumen Technologies, Inc.	774,849	9,724,355
Verizon Communications, Inc.	3,485,243	181,093,226

		338,680,408

Electric Utilities — 1.6%
Alliant Energy Corp.	212,278	13,048,729
American Electric Power Co., Inc.	420,474	37,409,572
Duke Energy Corp.	647,553	67,928,310
Edison International	319,423	21,800,620

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	170,291	$19,183,281
Evergy, Inc.	194,569	13,349,379
Eversource Energy	287,721	26,176,856
Exelon Corp.	824,237	47,607,929
FirstEnergy Corp.	461,583	19,197,237
NextEra Energy, Inc.	1,651,208	154,156,779
NRG Energy, Inc.	201,183	8,666,964
Pinnacle West Capital Corp.	93,097	6,571,717
PPL Corp.	631,241	18,975,104
Southern Co.	891,189	61,117,742
Xcel Energy, Inc.	452,156	30,610,961

		545,801,180

Electrical Equipment — 0.5%
AMETEK, Inc.	194,395	28,583,841
Eaton Corp. PLC	335,470	57,975,925
Emerson Electric Co.	504,847	46,935,626
Generac Holdings, Inc.(a)	52,714	18,551,111
Rockwell Automation, Inc.	97,930	34,162,880

		186,209,383

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	504,094	44,088,061
CDW Corp.	114,123	23,370,108
Corning, Inc.	649,904	24,195,926
IPG Photonics Corp.(a)(b)	29,995	5,163,339
Keysight Technologies, Inc.(a)	154,868	31,981,791
TE Connectivity Ltd.	274,381	44,268,630
Teledyne Technologies, Inc.(a)	39,097	17,081,088
Trimble, Inc.(a)	210,161	18,323,938
Zebra Technologies Corp., Class A(a)	45,233	26,922,682

		235,395,563

Energy Equipment & Services — 0.2%
Baker Hughes Co.	734,957	17,683,065
Halliburton Co.	750,650	17,167,366
Schlumberger NV	1,176,733	35,243,153

		70,093,584

Entertainment — 1.6%
Activision Blizzard, Inc.	654,118	43,518,471
Electronic Arts, Inc.	237,420	31,315,698
Live Nation Entertainment, Inc.(a)(b)	110,771	13,258,181
Netflix, Inc.(a)	372,103	224,169,731
Take-Two Interactive Software, Inc.(a)	98,152	17,443,574
Walt Disney Co.(a)	1,529,552	236,912,309

		566,617,964

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	118,575	26,437,482
American Tower Corp.	382,778	111,962,565
AvalonBay Communities, Inc.	117,068	29,570,206
Boston Properties, Inc.	119,633	13,779,329
Crown Castle International Corp.	363,832	75,946,292
Digital Realty Trust, Inc.	236,975	41,913,768
Duke Realty Corp.	320,238	21,020,422
Equinix, Inc.	75,411	63,785,640
Equity Residential	288,204	26,082,462
Essex Property Trust, Inc.	55,122	19,415,622
Extra Space Storage, Inc.	111,693	25,324,154
Federal Realty Investment Trust	58,771	8,011,663
Healthpeak Properties, Inc.	457,368	16,506,411
Host Hotels & Resorts, Inc.(a)	586,178	10,193,635
Iron Mountain, Inc.	244,276	12,782,963
Kimco Realty Corp.	505,766	12,467,132

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mid-America Apartment Communities, Inc.	97,160	$22,292,390
Prologis, Inc.	622,765	104,848,715
Public Storage	128,153	48,000,988
Realty Income Corp.	475,725	34,057,153
Regency Centers Corp.	131,429	9,903,175
SBA Communications Corp.	91,469	35,583,270
Simon Property Group, Inc.	276,411	44,162,186
UDR, Inc.	244,381	14,660,416
Ventas, Inc.	335,648	17,158,326
Vornado Realty Trust	135,460	5,670,356
Welltower, Inc.	366,001	31,391,906
Weyerhaeuser Co.	627,144	25,825,790

		908,754,417

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	371,509	210,905,659
Kroger Co.	571,684	25,874,418
Sysco Corp.	430,072	33,782,155
Walgreens Boots Alliance, Inc.	602,306	31,416,281
Walmart, Inc.	1,195,804	173,020,881

		474,999,394

Food Products — 0.9%
Archer-Daniels-Midland Co.	468,990	31,699,034
Campbell Soup Co.	172,290	7,487,723
Conagra Brands, Inc.	401,277	13,703,610
General Mills, Inc.	509,297	34,316,432
Hershey Co.	122,861	23,769,918
Hormel Foods Corp.	239,218	11,676,231
J.M. Smucker Co.	91,126	12,376,733
Kellogg Co.	213,833	13,775,122
Kraft Heinz Co.	596,958	21,430,792
Lamb Weston Holdings, Inc.	124,846	7,912,739
McCormick & Co., Inc.	207,835	20,078,939
Mondelez International, Inc., Class A	1,172,965	77,779,309
Tyson Foods, Inc., Class A	248,636	21,671,114

		297,677,696

Gas Utilities — 0.0%
Atmos Energy Corp.	110,895	11,618,469

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	1,486,867	209,261,662
ABIOMED, Inc.(a)	37,886	13,607,515
Align Technology, Inc.(a)	61,778	40,599,266
Baxter International, Inc.	423,317	36,337,531
Becton Dickinson and Co.	241,449	60,719,595
Boston Scientific Corp.(a)	1,196,169	50,813,259
Cooper Cos., Inc.	41,795	17,509,597
DENTSPLY SIRONA, Inc.	185,620	10,355,740
DexCom, Inc.(a)	81,364	43,688,400
Edwards Lifesciences Corp.(a)(b)	523,314	67,795,329
Hologic, Inc.(a)(b)	213,145	16,318,381
IDEXX Laboratories, Inc.(a)	71,792	47,272,160
Intuitive Surgical, Inc.(a)	300,161	107,847,847
Medtronic PLC	1,132,602	117,167,677
ResMed, Inc.	122,238	31,840,554
STERIS PLC	82,863	20,169,683
Stryker Corp.	282,162	75,455,762
Teleflex, Inc.	39,660	13,027,517
Zimmer Biomet Holdings, Inc.	174,977	22,229,078

		1,002,016,553

Security	Shares	Value

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	124,418	$16,533,908
Anthem, Inc.	204,088	94,602,951
Cardinal Health, Inc.	236,942	12,200,144
Centene Corp.(a)(b)	490,310	40,401,544
Cigna Corp.	278,682	63,993,748
CVS Health Corp.	1,108,330	114,335,323
DaVita, Inc.(a)(b)	54,837	6,238,257
HCA Healthcare, Inc.	201,374	51,737,008
Henry Schein, Inc.(a)(b)	118,442	9,182,808
Humana, Inc.	108,608	50,378,907
Laboratory Corp. of America Holdings(a)(b)	80,470	25,284,479
McKesson Corp.	128,383	31,912,162
Quest Diagnostics, Inc.	102,721	17,771,760
UnitedHealth Group, Inc.	791,957	397,673,288
Universal Health Services, Inc., Class B	61,483	7,971,886

		940,218,173

Health Care Technology — 0.1%
Cerner Corp.	247,398	22,975,852

Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc.(a)	34,560	82,917,389
Caesars Entertainment, Inc.(a)	177,113	16,565,379
Carnival Corp.(a)	677,484	13,630,978
Chipotle Mexican Grill, Inc.(a)(b)	23,694	41,423,035
Darden Restaurants, Inc.	109,918	16,558,047
Domino’s Pizza, Inc.	30,984	17,485,201
Expedia Group, Inc.(a)	122,768	22,186,633
Hilton Worldwide Holdings, Inc.(a)	234,479	36,576,379
Las Vegas Sands Corp.(a)	289,081	10,881,009
Marriott International, Inc., Class A(a)	229,982	38,002,226
McDonald’s Corp.	628,153	168,388,975
MGM Resorts International	327,290	14,688,775
Norwegian Cruise Line Holdings Ltd.(a)(b)	315,188	6,536,999
Penn National Gaming, Inc.(a)	139,685	7,242,667
Royal Caribbean Cruises Ltd.(a)	184,059	14,154,137
Starbucks Corp.	991,931	116,026,169
Wynn Resorts Ltd.(a)	89,689	7,627,153
Yum! Brands, Inc.	246,481	34,226,352

		665,117,503

Household Durables — 0.4%
D.R. Horton, Inc.	274,922	29,815,291
Garmin Ltd.	127,190	17,319,462
Lennar Corp., Class A	227,913	26,474,374
Mohawk Industries, Inc.(a)	46,132	8,404,328
Newell Brands, Inc.	322,363	7,040,408
NVR, Inc.(a)	2,753	16,267,119
PulteGroup, Inc.	212,892	12,168,907
Whirlpool Corp.	50,983	11,963,671

		129,453,560

Household Products — 1.4%
Church & Dwight Co., Inc.	206,456	21,161,740
Clorox Co.	104,297	18,185,225
Colgate-Palmolive Co.	707,660	60,391,704
Kimberly-Clark Corp.	284,060	40,597,855
Procter & Gamble Co.	2,034,818	332,855,529

		473,192,053

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	558,229	13,564,965

Industrial Conglomerates — 1.0%
3M Co.	484,543	86,069,373

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	923,768	$87,268,363
Honeywell International, Inc.	578,841	120,694,137
Roper Technologies, Inc.	88,594	43,575,845

		337,607,718

Insurance — 1.8%
Aflac, Inc.	511,747	29,880,906
Allstate Corp.	241,052	28,359,768
American International Group, Inc.	698,158	39,697,264
Aon PLC, Class A	185,267	55,683,849
Arthur J. Gallagher & Co.	174,290	29,571,784
Assurant, Inc.	47,910	7,467,253
Brown & Brown, Inc.	196,507	13,810,512
Chubb Ltd.	362,189	70,014,756
Cincinnati Financial Corp.	126,390	14,399,613
Everest Re Group Ltd.	33,258	9,110,031
Globe Life, Inc.	77,552	7,268,173
Hartford Financial Services Group, Inc.	286,186	19,758,281
Lincoln National Corp.	142,833	9,749,781
Loews Corp.	170,875	9,869,740
Marsh & McLennan Cos., Inc.	424,542	73,793,890
MetLife, Inc.	601,197	37,568,801
Principal Financial Group, Inc.	207,282	14,992,707
Progressive Corp.	492,601	50,565,493
Prudential Financial, Inc.	317,842	34,403,218
Travelers Cos., Inc.	206,857	32,358,640
W.R. Berkley Corp.	118,923	9,798,066
Willis Towers Watson PLC	104,775	24,883,015

		623,005,541

Interactive Media & Services(a) — 6.2%
Alphabet, Inc., Class A	252,937	732,768,606
Alphabet, Inc., Class C	235,110	680,311,945
Match Group, Inc.(b)	238,033	31,479,864
Meta Platforms, Inc., Class A	1,989,689	669,231,895
Twitter, Inc.	671,889	29,039,043

		2,142,831,353

Internet & Direct Marketing Retail — 3.7%
Amazon.com, Inc.(a)	366,735	1,222,819,180
eBay, Inc.	526,377	35,004,070
Etsy, Inc.(a)(b)	106,350	23,284,269

		1,281,107,519

IT Services — 4.4%
Accenture PLC, Class A	531,116	220,174,138
Akamai Technologies, Inc.(a)	137,627	16,107,864
Automatic Data Processing, Inc.	354,321	87,368,472
Broadridge Financial Solutions, Inc.	96,708	17,680,157
Cognizant Technology Solutions Corp., Class A	441,014	39,126,762
DXC Technology Co.(a)	212,880	6,852,607
EPAM Systems, Inc.(a)	47,634	31,840,947
Fidelity National Information Services, Inc.	512,026	55,887,638
Fiserv, Inc.(a)	501,389	52,039,164
FleetCor Technologies, Inc.(a)	68,276	15,282,900
Gartner, Inc.(a)	69,151	23,118,562
Global Payments, Inc.	243,974	32,980,405
International Business Machines Corp.	752,197	100,538,651
Jack Henry & Associates, Inc.	63,214	10,556,106
Mastercard, Inc., Class A	729,431	262,099,147
Paychex, Inc.	269,402	36,773,373
PayPal Holdings, Inc.(a)	988,924	186,491,288

Security	Shares	Value

IT Services (continued)
VeriSign, Inc.(a)	81,258	$20,624,906
Visa, Inc., Class A	1,410,108	305,584,505

		1,521,127,592

Leisure Products — 0.0%
Hasbro, Inc.	109,344	11,129,032

Life Sciences Tools & Services — 2.0%
Agilent Technologies, Inc.	255,445	40,781,794
Bio-Rad Laboratories, Inc., Class A(a)	18,020	13,615,371
Bio-Techne Corp.	32,720	16,927,365
Charles River Laboratories International, Inc.(a)	42,647	16,068,537
Danaher Corp.	534,411	175,826,563
Illumina, Inc.(a)	131,425	49,999,327
IQVIA Holdings, Inc.(a)	161,346	45,522,161
Mettler-Toledo International, Inc.(a)	19,328	32,803,675
PerkinElmer, Inc.	106,115	21,335,482
Thermo Fisher Scientific, Inc.	330,864	220,765,695
Waters Corp.(a)(b)	51,322	19,122,577
West Pharmaceutical Services, Inc.	61,820	28,994,198

		681,762,745

Machinery — 1.5%
Caterpillar, Inc.	454,852	94,036,103
Cummins, Inc.	120,269	26,235,480
Deere & Co.	237,251	81,350,995
Dover Corp.	122,144	22,181,350
Fortive Corp.	301,310	22,986,940
IDEX Corp.	64,439	15,228,225
Illinois Tool Works, Inc.	240,174	59,274,943
Ingersoll Rand, Inc.(b)	340,640	21,075,397
Otis Worldwide Corp.	358,805	31,241,151
PACCAR, Inc.	291,061	25,689,044
Parker-Hannifin Corp.	108,526	34,524,291
Pentair PLC	138,010	10,078,870
Snap-on, Inc.	45,895	9,884,865
Stanley Black & Decker, Inc.	135,562	25,569,704
Westinghouse Air Brake Technologies Corp.	158,926	14,638,674
Xylem, Inc.	152,793	18,322,937

		512,318,969

Media — 1.0%
Charter Communications, Inc., Class A(a)(b)	104,022	67,819,223
Comcast Corp., Class A	3,833,846	192,957,469
Discovery, Inc., Class A(a)(b)	143,129	3,369,257
Discovery, Inc., Class C(a)(b)	254,964	5,838,676
DISH Network Corp., Class A(a)(b)	205,755	6,674,692
Fox Corp., Class A	269,365	9,939,568
Fox Corp., Class B	124,115	4,253,421
Interpublic Group of Cos., Inc.	330,733	12,385,951
News Corp., Class A	321,091	7,163,540
News Corp., Class B	114,231	2,570,198
Omnicom Group, Inc.	180,687	13,238,936
ViacomCBS, Inc., Class B	506,664	15,291,120

		341,502,051

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,233,728	51,483,470
Newmont Corp.	674,444	41,829,017
Nucor Corp.	240,315	27,431,957

		120,744,444

Multiline Retail — 0.5%
Dollar General Corp.	196,179	46,264,894

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Dollar Tree, Inc.(a)	189,118	$26,574,861
Target Corp.	410,368	94,975,570

		167,815,325

Multi-Utilities — 0.7%
Ameren Corp.	216,876	19,304,133
CenterPoint Energy, Inc.	528,783	14,758,334
CMS Energy Corp.	245,651	15,979,598
Consolidated Edison, Inc.	297,450	25,378,434
Dominion Energy, Inc.	678,958	53,338,940
DTE Energy Co.	161,717	19,331,650
NiSource, Inc.	332,857	9,190,182
Public Service Enterprise Group, Inc.	424,062	28,297,657
Sempra Energy	268,515	35,519,164
WEC Energy Group, Inc.	264,960	25,719,667

		246,817,759

Oil, Gas & Consumable Fuels — 2.4%
APA Corp.	304,246	8,181,175
Chevron Corp.	1,620,898	190,212,380
ConocoPhillips	1,109,039	80,050,435
Coterra Energy, Inc.	691,384	13,136,296
Devon Energy Corp.	529,331	23,317,031
Diamondback Energy, Inc.	143,084	15,431,609
EOG Resources, Inc.	492,292	43,730,298
Exxon Mobil Corp.	3,558,569	217,748,837
Hess Corp.	230,842	17,089,233
Kinder Morgan, Inc.	1,636,136	25,949,117
Marathon Oil Corp.	660,608	10,847,183
Marathon Petroleum Corp.	517,618	33,122,376
Occidental Petroleum Corp.	745,767	21,619,785
ONEOK, Inc.	374,012	21,976,945
Phillips 66	367,836	26,653,397
Pioneer Natural Resources Co.	190,911	34,722,893
Valero Energy Corp.	346,896	26,055,359
Williams Cos., Inc.	1,030,913	26,844,975

		836,689,324

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	195,217	72,269,333

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	1,868,196	116,482,020
Catalent, Inc.(a)	144,561	18,508,145
Eli Lilly & Co.	667,612	184,407,787
Johnson & Johnson	2,213,624	378,684,658
Merck & Co., Inc.	2,123,945	162,779,145
Organon & Co.	212,173	6,460,668
Pfizer, Inc.	4,719,589	278,691,730
Viatris, Inc.	1,010,311	13,669,508
Zoetis, Inc.	397,829	97,082,211

		1,256,765,872

Professional Services — 0.4%
Equifax, Inc.	102,033	29,874,242
IHS Markit Ltd.	335,125	44,544,815
Jacobs Engineering Group, Inc.	109,619	15,262,253
Leidos Holdings, Inc.	118,004	10,490,556
Nielsen Holdings PLC	301,814	6,190,205
Robert Half International, Inc.	95,263	10,623,730
Verisk Analytics, Inc.	136,594	31,243,146

		148,228,947

Security	Shares	Value

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)(b)	281,234	$30,516,701

Road & Rail — 0.9%
CSX Corp.	1,864,995	70,123,812
JB Hunt Transport Services, Inc.	69,564	14,218,882
Norfolk Southern Corp.	204,617	60,916,527
Old Dominion Freight Line, Inc.	78,333	28,072,980
Union Pacific Corp.	540,563	136,184,037

		309,516,238

Semiconductors & Semiconductor Equipment — 6.3%
Advanced Micro Devices, Inc.(a)(b)	1,015,421	146,119,082
Analog Devices, Inc.	451,883	79,427,475
Applied Materials, Inc.	759,229	119,472,275
Broadcom, Inc.	346,108	230,303,724
Enphase Energy, Inc.(a)	113,469	20,758,019
Intel Corp.	3,419,744	176,116,816
KLA Corp.	127,492	54,835,584
Lam Research Corp.	118,391	85,140,888
Microchip Technology, Inc.	466,564	40,619,062
Micron Technology, Inc.	940,083	87,568,732
Monolithic Power Systems, Inc.	36,500	18,006,545
NVIDIA Corp.	2,102,130	618,257,454
NXP Semiconductors NV	222,907	50,773,757
Qorvo, Inc.(a)	92,517	14,468,734
Qualcomm, Inc.	941,754	172,218,554
Skyworks Solutions, Inc.	138,467	21,481,770
SolarEdge Technologies, Inc.(a)	44,162	12,390,532
Teradyne, Inc.(b)	137,062	22,413,749
Texas Instruments, Inc.	777,452	146,526,378
Xilinx, Inc.	208,430	44,193,413

		2,161,092,543

Software — 9.4%
Adobe, Inc.(a)	399,986	226,816,061
ANSYS, Inc.(a)	73,962	29,667,637
Autodesk, Inc.(a)(b)	185,214	52,080,325
Cadence Design Systems, Inc.(a)	233,035	43,426,072
Ceridian HCM Holding, Inc.(a)(b)	113,394	11,845,137
Citrix Systems, Inc.	103,740	9,812,767
Fortinet, Inc.(a)	114,050	40,989,570
Intuit, Inc.	238,373	153,326,281
Microsoft Corp.	6,313,099	2,123,221,456
NortonLifeLock, Inc.	492,908	12,805,750
Oracle Corp.	1,356,189	118,273,243
Paycom Software, Inc.(a)(b)	40,313	16,737,554
PTC, Inc.(a)	88,186	10,683,734
salesforce.com, Inc.(a)	823,194	209,198,291
ServiceNow, Inc.(a)	167,330	108,615,576
Synopsys, Inc.(a)	128,358	47,299,923
Tyler Technologies, Inc.(a)	34,150	18,370,993

		3,233,170,370

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	52,975	12,707,643
AutoZone, Inc.(a)	17,631	36,961,452
Bath & Body Works, Inc.	222,582	15,533,998
Best Buy Co., Inc.	187,470	19,046,952
CarMax, Inc.(a)(b)	136,909	17,829,659
Gap, Inc.	171,031	3,018,697
Home Depot, Inc.	887,401	368,280,289
Lowe’s Cos., Inc.	582,234	150,495,845
O’Reilly Automotive, Inc.(a)	56,655	40,011,461

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Ross Stores, Inc.	300,147	$34,300,799
TJX Cos., Inc.	1,010,722	76,734,014
Tractor Supply Co.	95,612	22,813,023
Ulta Beauty, Inc.(a)(b)	45,673	18,832,805

		816,566,637

Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	13,105,581	2,327,158,018
Hewlett Packard Enterprise Co.	1,101,086	17,364,126
HP, Inc.	969,098	36,505,922
NetApp, Inc.	187,617	17,258,888
Seagate Technology Holdings PLC	172,228	19,458,320
Western Digital Corp.(a)	260,073	16,959,360

		2,434,704,634

Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	1,073,299	178,886,744
PVH Corp.	60,241	6,424,703
Ralph Lauren Corp.	39,948	4,748,219
Tapestry, Inc.	237,843	9,656,426
Under Armour, Inc., Class A(a)	150,302	3,184,899
Under Armour, Inc., Class C(a)(b)	169,421	3,056,355
VF Corp.	274,125	20,071,433

		226,028,779

Tobacco — 0.6%
Altria Group, Inc.	1,544,636	73,200,300
Philip Morris International, Inc.	1,308,437	124,301,515

		197,501,815

Trading Companies & Distributors — 0.2%
Fastenal Co.	481,642	30,853,987
United Rentals, Inc.(a)	61,424	20,410,581
W.W. Grainger, Inc.	36,543	18,938,044

		70,202,612

Water Utilities — 0.1%
American Water Works Co., Inc.	153,076	28,909,933

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(a)	493,333	$57,216,761

Total Common Stocks — 98.4% (Cost: $13,266,446,878)		33,933,922,007

Investment Companies

Equity Funds — 1.3%
iShares Core S&P 500 ETF(c)	908,230	433,216,628

Total Investment Companies — 1.3% (Cost: $406,997,076)		433,216,628

Total Long-Term Investments — 99.7% (Cost: $13,673,443,954)		34,367,138,635

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(c)(d)(e)	129,501,196	129,540,046
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(c)(d)	190,825,864	190,825,864

Total Short-Term Securities — 0.9% (Cost: $320,350,320)		320,365,910

Total Investments — 100.6% (Cost: $13,993,794,274)		34,687,504,545

Liabilities in Excess of Other Assets — (0.6)%		(198,218,973)

Net Assets — 100.0%		$34,489,285,572

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$161,818,190	$—		$(32,256,275	)(a)	$110,352	$(132,221)	$129,540,046	129,501,196	$378,891	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	82,440,013	108,385,851	(a)	—		—	—	190,825,864	190,825,864	23,048		—
BlackRock, Inc.	87,650,514	1,662,103		(2,429,331)		532,851	22,705,589	110,121,726	120,278	1,975,379		—
iShares Core S&P 500 ETF	4,286,954	996,376,819		(622,290,936)		30,081,124	24,762,667	433,216,628	908,230	2,638,849		—

						$30,724,327	$47,336,035	$863,704,264		$5,016,167		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts

S&P 500 E-Mini Index	784	03/18/22	$186,533	$6,917,190

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$6,917,190	$—	$—	$—	$6,917,190

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$53,863,481	$—	$—	$—	$53,863,481

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,296,692	$—	$—	$—	$5,296,692

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$224,304,286

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$33,933,922,007	$—	$—	$33,933,922,007
Investment Companies	433,216,628	—	—	433,216,628
Short-Term Securities
Money Market Funds	320,365,910	—	—	320,365,910

	$34,687,504,545	$—	$—	$34,687,504,545

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	S&P 500 Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Equity Contracts	$6,917,190	$—	$—	$6,917,190

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2021

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$33,823,800,281
Investments, at value — affiliated(c)	863,704,264
Cash	87,846
Cash pledged for futures contracts	10,105,800
Receivables:
Securities lending income — affiliated	10,757
Dividends — unaffiliated	20,170,487
Dividends — affiliated	698
Prepaid expenses	41,137

Total assets	34,717,921,270

LIABILITIES
Collateral on securities loaned	129,405,466
Payables:
Investments purchased	23,924,376
Withdrawals to investors	74,250,025
Investment advisory fees	276,022
Trustees’ fees	103,860
Professional fees	103,593
Variation margin on futures contracts	572,356

Total liabilities	228,635,698

NET ASSETS	$34,489,285,572

NET ASSETS CONSIST OF
Investors’ capital	$13,788,658,111
Net unrealized appreciation (depreciation)	20,700,627,461

NET ASSETS	$34,489,285,572

(a) Investments, at cost — unaffiliated	$13,225,259,124
(b) Securities loaned, at value	$125,970,318
(c) Investments, at cost — affiliated	$768,535,150

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2021

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$429,964,111
Dividends — affiliated	4,642,759
Securities lending income — affiliated — net	373,408
Foreign taxes withheld	(2,160,807)

Total investment income	432,819,471

EXPENSES
Investment advisory	3,082,741
Trustees	357,059
Professional	71,377

Total expenses	3,511,177
Less:
Fees waived and/or reimbursed by the Manager	(579,645)

Total expenses after fees waived and/or reimbursed	2,931,532

Net investment income	429,887,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	213,228,863
Investments — affiliated	30,724,327
Futures contracts	53,863,481

297,816,671

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,955,669,347
Investments — affiliated	47,336,035
Futures contracts	5,296,692

7,008,302,074

Net realized and unrealized gain	7,306,118,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,736,006,684

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$429,887,939	$425,673,598
Net realized gain (loss)	297,816,671	(14,465,672)
Net change in unrealized appreciation (depreciation)	7,008,302,074	3,910,413,153

Net increase in net assets resulting from operations	7,736,006,684	4,321,621,079

CAPITAL TRANSACTIONS
Proceeds from contributions	7,697,627,774	7,849,994,984
Value of withdrawals	(7,937,321,540)	(8,386,601,754)

Net decrease in net assets derived from capital transactions	(239,693,766)	(536,606,770)

NET ASSETS
Total increase in net assets	7,496,312,918	3,785,014,309
Beginning of year	26,992,972,654	23,207,958,345

End of year	$34,489,285,572	$26,992,972,654

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	28.65%	18.42%	31.44%	(4.38)%	21.77%

Ratios to Average Net Assets(a)
Total expenses	0.01%	0.01%	0.03%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.02%	0.04%	0.04%

Net investment income	1.39%	1.82%	1.95%	1.92%	1.93%

Supplemental Data
Net assets, end of year (000)	$34,489,286	$26,992,973	$23,207,958	$17,256,929	$13,775,074

Portfolio turnover rate	6%	5%	3%	12%	11%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received at Fair Value	(a)	Amount

Barclays Bank PLC	$55,474,325	$(55,474,325)	$—		$—
Barclays Capital, Inc.	10,206,763	(10,206,763)	—		—
BNP Paribas SA	4,974,260	(4,974,260)	—		—
Citigroup Global Markets, Inc.	14,367,448	(14,367,448)	—		—
Credit Suisse Securities (USA) LLC	11,415,667	(11,415,667)	—		—
Goldman Sachs & Co. LLC	7,366,484	(7,366,484)	—		—
JPMorgan Securities LLC	6,747,433	(6,747,433)	—		—
Morgan Stanley	3,747,001	(3,747,001)	—		—
SG Americas Securities LLC	10,579,254	(10,579,254)	—		—
State Street Bank & Trust Co.	66,410	(66,410)	—		—
UBS AG	627,059	(627,059)	—		—
UBS Securities LLC	221,000	(221,000)	—		—
Virtu Americas LLC	81,765	(81,765)	—		—
Wells Fargo Securities LLC	95,449	(95,449)	—		—

	$125,970,318	$(125,970,318)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $428,436.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amounts waived were $133,018.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $18,191 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 77% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Master Portfolio retained 75% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $135,880 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

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Notes to Financial Statements  (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

S&P 500 Index Master Portfolio	$496,940,717	$181,144,688	$7,982,180

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $1,972,674,265 and $1,800,914,115, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 500 Index Master Portfolio	$13,797,616,494	$21,341,364,282	$(451,476,231)	$20,889,888,051

9.	BANK BORROWINGS

The MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or

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Notes to Financial Statements  (continued)

global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)  Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)  Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10022

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Trust/MIP
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-12/21-AR

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds III

•  iShares U.S. Aggregate Bond Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	11.67%	28.71%

U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82

International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26

Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional Shares returned (1.85)%, Investor A Shares returned (2.09)%, Class K Shares returned (1.80)% and Investor P Shares returned (2.09)%. For the same period, the benchmark Index returned (1.54)%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

On December 31, 2021, Bloomberg priced the Fund’s benchmark index at 1 pm EST while BlackRock funds priced at 4 pm EST. This event caused some pricing noise and underperformance across both the index and active books, including the iShares U.S. Aggregate Bond Index Fund, when looking at the official returns. This effect was offset on January 3, 2022 as the benchmark reverted to 4 pm EST pricing.

Describe the market environment.

At year end, the 10-year U.S. Treasury yield rose by 59 basis points (0.59%) to 1.52%. The global markets in 2021 began the process of recovery from the COVID-19 pandemic and geopolitical uncertainty. The year started with a positive tone for risk assets as vaccines were rolled out and signs of recovery emerged. The reopening of the economy, continued government stimulus and a dovish Fed contributed to a risk-on environment in the first half of the year. The Fed maintained its exceptionally accommodative stance through most of 2021 as the economy continued to recover with minor setbacks due to the Delta variant and, more recently, the Omicron variant. The U.S. unemployment rate trended downward throughout the year, beginning at 6.4% in January and ending the year at 3.9%.

As the economy showed continued signs of recovery and inflation remained elevated, the Fed began tapering its asset purchases in November. The final Federal Open Market Committee (“FOMC”) meeting of the year, held in December 2021, announced a doubling in the pace of tapering. At the new pace, the Fed will wrap up its asset purchases in the middle of March 2022, and the expectation is that fed funds rate hikes will follow shortly thereafter. This was reflected in the December Summary of Economic Projections and “dot plot,” which showed that FOMC participants anticipate that three increases in the Fed’s benchmark overnight lending rate will be appropriate in 2022.

During the period, the Master Portfolio at times held cash at elevated levels, which was committed for pending transactions. The cash position did not have any material impact on Fund performance.

Describe recent portfolio activity.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the fixed-income securities in aggregate, as represented by the Index. Other factors considered in security selection included transaction costs and maturity structure.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2021 (continued)	iShares U.S. Aggregate Bond Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment-grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

(c)

Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index), a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	1.48%	1.48%	(1.85)%	N/A	3.42%	N/A	2.71%	N/A
Investor A	1.23	1.23	(2.09)	N/A	3.16	N/A	2.46	N/A
Investor P	1.19	1.18	(2.09)	(6.01)%	3.17	2.33%	2.45	2.04%
Class K	1.53	1.53	(1.80)	N/A	3.49	N/A	2.77	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	(1.54)	N/A	3.57	N/A	2.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 998.50	$ 0.45		$ 1,000.00	$ 1,024.75	$ 0.46		0.09%
Investor A	1,000.00	997.20	1.71		1,000.00	1,023.49	1.73		0.34
Investor P	1,000.00	998.10	1.71		1,000.00	1,023.49	1.73		0.34
Class K	1,000.00	999.60	0.20		1,000.00	1,025.00	0.20		0.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	iShares U.S. Aggregate Bond Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fess) and was restated or reflect Investor P Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

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Statement of Assets and Liabilities

December 31, 2021

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments, at value — Master Portfolio	$2,586,150,284
Receivables:
Capital shares sold	5,745,415
Withdrawals from the Master Portfolio	6,825,670

Total assets	2,598,721,369

LIABILITIES
Payables:
Administration fees	45,388
Capital shares redeemed	12,571,085
Professional fees	12,864
Service fees	32,039

Total liabilities	12,661,376

NET ASSETS	$2,586,059,993

NET ASSETS CONSIST OF
Paid-in capital	$2,535,833,510
Accumulated earnings	50,226,483

NET ASSETS	$2,586,059,993

F U N D F I N A N C I A L S T A T E M E N T S	7

Statement of Assets and Liabilities (continued)

December 31, 2021

iShares U.S. Aggregate Bond Index Fund

NET ASSET VALUE

Institutional
Net assets	$419,039,764

Shares outstanding	39,981,571

Net asset value	$10.48

Shares authorized	Unlimited

Par value	No par value

Investor A
Net assets	$144,418,360

Shares outstanding	13,779,909

Net asset value	$10.48

Shares authorized	Unlimited

Par value	No par value

Investor P
Net assets	$8,461,201

Shares outstanding	807,523

Net asset value	$10.48

Shares authorized	Unlimited

Par value	No par value

Class K
Net assets	$2,014,140,668

Shares outstanding	192,041,359

Net asset value	$10.49

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

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Statement of Operations

Year Ended December 31, 2021

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$353,028
Interest - unaffliated	48,378,109
Securities lending income — affiliated — net	829,442
Expenses	(1,115,659)
Fees waived	200,246

Total investment income	48,645,166

FUND EXPENSES
Administration — class specific	551,749
Service — class specific	405,538
Professional	13,062
Miscellaneous	4,132

Total expenses	974,481
Less:
Fees waived and/or reimbursed by the Administrator	(13,062)

Total expenses after fees waived and/or reimbursed	961,419

Net investment income	47,683,747

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	2,769,599
Investments — affiliated	(202,985)

2,566,614

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(99,413,308)
Investments — affiliated	(100,600)

(99,513,908)

Net realized and unrealized loss	(96,947,294)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(49,263,547)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statements of Changes in Net Assets

	iShares U.S. Aggregate

	Bond Index Fund

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$47,683,747	$53,256,102
Net realized gain	2,566,614	16,101,177
Net change in unrealized appreciation (depreciation)	(99,513,908)	90,696,413

Net increase (decrease) in net assets resulting from operations	(49,263,547)	160,053,692

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(7,992,323)	(6,908,555)
Investor A	(2,639,249)	(3,454,789)
Investor P	(136,576)	(126,962)
Class K	(42,745,480)	(52,552,693)
Return of capital
Institutional	(14,602)	—
Investor A	(5,601)	—
Investor P	(286)	—
Class K	(77,300)	—

Decrease in net assets resulting from distributions to shareholders	(53,611,417)	(63,042,999)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(16,506,421)	565,686,648

NET ASSETS
Total increase (decrease) in net assets	(119,381,385)	662,697,341
Beginning of year	2,705,441,378	2,042,744,037

End of year	$2,586,059,993	$2,705,441,378

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional

	Year Ended December 31,

	2021		2020	2019		2018		2017

Net asset value, beginning of year	$10.89		$10.39	$9.85		$10.13		$10.02

Net investment income(a)	0.19		0.24	0.29		0.26		0.22
Net realized and unrealized gain (loss)	(0.39)		0.54	0.54		(0.28)		0.11

Net increase (decrease) from investment operations	(0.20)		0.78	0.83		(0.02)		0.33

Distributions(b)
From net investment income	(0.21)		(0.26)	(0.29)		(0.26)		(0.22)
From net realized gain	(0.00	)(c)	(0.02)	—		—		—
Return of capital	(0.00	)(c)	—	—		(0.00	)(c)	—

Total distributions	(0.21)		(0.28)	(0.29)		(0.26)		(0.22)

Net asset value, end of year	$10.48		$10.89	$10.39		$9.85		$10.13

Total Return(d)
Based on net asset value	(1.85)%		7.59%	8.56	%(e)	(0.13)%		3.34%

Ratios to Average Net Assets(f)(g)
Total expenses	0.09%		0.09%	0.10%		0.09%		0.09%

Total expenses after fees waived and/or reimbursed	0.09%		0.09%	0.10%		0.09%		0.09%

Net investment income	1.75%		2.18%	2.85%		2.67%		2.15%

Supplemental Data
Net assets, end of year (000)	$419,040		$371,074	$187,854		$150,714		$98,927

Portfolio turnover rate of the Master Portfolio(h)	175%		186%	158%		274%		345%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)   Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2021		2020	2019		2018		2017

Portfolio turnover rate (excluding MDRs)	89%		101%	97%		162%		193%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	11

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor A

	Year Ended December 31,

	2021		2020	2019		2018		2017

Net asset value, beginning of year	$10.89		$10.39	$9.84		$10.13		$10.01

Net investment income(a)	0.16		0.21	0.26		0.24		0.19
Net realized and unrealized gain (loss)	(0.39)		0.54	0.56		(0.29)		0.13

Net increase (decrease) from investment operations	(0.23)		0.75	0.82		(0.05)		0.32

Distributions(b)
From net investment income	(0.18)		(0.23)	(0.27)		(0.24)		(0.20)
From net realized gain	(0.00	)(c)	(0.02)	—		—		—
Return of capital	(0.00	)(c)	—	—		(0.00	)(c)	—

Total distributions	(0.18)		(0.25)	(0.27)		(0.24)		(0.20)

Net asset value, end of year	$10.48		$10.89	$10.39		$9.84		$10.13

Total Return(d)
Based on net asset value	(2.09)%		7.33%	8.39	%(e)	(0.48)%		3.19%

Ratios to Average Net Assets(f)(g)
Total expenses	0.34%		0.34%	0.35%		0.34%		0.34%

Total expenses after fees waived and/or reimbursed	0.34%		0.34%	0.35%		0.34%		0.34%

Net investment income	1.46%		1.98%	2.61%		2.39%		1.91%

Supplemental Data
Net assets, end of year (000)	$144,418		$161,624	$121,421		$126,483		$121,690

Portfolio turnover rate of the Master Portfolio(h)	175%		186%	158%		274%		345%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)   Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2021		2020	2019		2018		2017

Portfolio turnover rate (excluding MDRs)	89%		101%	97%		162%		193%

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Investor P
						Period from
	Year Ended December 31,					08/06/18	(a)
	2021		2020	2019		to 12/31/18

Net asset value, beginning of period	$10.89		$10.39	$9.85		$9.83

Net investment income(b)	0.16		0.21	0.27		0.10
Net realized and unrealized gain (loss)	(0.39)		0.55	0.54		0.03

Net increase (decrease) from investment operations	(0.23)		0.76	0.81		0.13

Distributions(c)
From net investment income	(0.18)		(0.24)	(0.27)			(0.11)
From net realized gain	(0.00	)(d)	(0.02)	—		—
Return of capital	(0.00	)(d)	—	—		(0.00	)(d)

Total distributions	(0.18)		(0.26)	(0.27)			(0.11)

Net asset value, end of period	$10.48		$10.89	$10.39		$9.85

Total Return(e)
Based on net asset value	(2.09)%		7.34%	8.32	%(f)	1.30	%(g)

Ratios to Average Net Assets(h)(i)
Total expenses	0.34%		0.34%	0.35%		0.34	%(j)

Total expenses after fees waived and/or reimbursed	0.34%		0.34%	0.35%		0.34	%(j)

Net investment income	1.50%		1.95%	2.54%		2.61	%(j)

Supplemental Data
Net assets, end of period (000)	$8,461		$7,045	$2,714		$277

Portfolio turnover rate of the Master Portfolio(k)	175%		186%	158%			274%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)  Amount is greater than $(0.005) per share.

(e)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)   Includes payment from an affiliate, which had no impact on the Fund’s total return.

(g)  Aggregate total return.

(h)  Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(i)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(j)   Annualized.

(k)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

						Period from
	Year Ended December 31,					08/06/18	(a)

	2021		2020	2019		to 12/31/18

Portfolio turnover rate (excluding MDRs)	89%		101%	97%			162%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund (continued)

	Class K

	Year Ended December 31,

	2021		2020	2019		2018		2017

Net asset value, beginning of year	$10.90		$10.40	$9.85		$10.13		$10.02

Net investment income(a)	0.19		0.25	0.29		0.27		0.22
Net realized and unrealized gain (loss)	(0.39)		0.54	0.56		(0.28)		0.12

Net increase (decrease) from investment operations	(0.20)		0.79	0.85		(0.01)		0.34

Distributions(b)
From net investment income	(0.21)		(0.27)	(0.30)		(0.27)		(0.23)
From net realized gain	(0.00	)(c)	(0.02)	—		—		—
Return of capital	(0.00	)(c)	—	—		(0.00	)(c)	—

Total distributions	(0.21)		(0.29)	(0.30)		(0.27)		(0.23)

Net asset value, end of year	$10.49		$10.90	$10.40		$9.85		$10.13

Total Return(d)
Based on net asset value	(1.80)%		7.64%	8.71	%(e)	(0.08)%		3.39%

Ratios to Average Net Assets(f)(g)
Total expenses	0.04%		0.04%	0.05%		0.04%		0.04%

Total expenses after fees waived and/or reimbursed	0.04%		0.04%	0.05%		0.04%		0.04%

Net investment income	1.80%		2.29%	2.89%		2.71%		2.21%

Supplemental Data
Net assets, end of year (000)	$2,014,141		$2,165,698	$1,730,754		$1,027,621		$756,239

Portfolio turnover rate of the Master Portfolio(h)	175%		186%	158%		274%		345%

(a)  Based on average shares outstanding.

(b)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d)  Where applicable, assumes the reinvestment of distributions.

(e)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(f)   Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(g)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(h)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2021		2020	2019		2018		2017

Portfolio turnover rate (excluding MDRs)	89%		101%	97%		162%		193%

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2021, the percentage of the Master Portfolio owned by the Fund was 14.8%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None
Investor P Shares	Yes	No(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees”.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding,

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor P	Class K

Administration fees - class specific	0.06%	0.06%	0.06%	0.01%

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor P	Class K	Total

Administration fees	$241,420	$92,600	$4,730	$212,999	$551,749

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the year ended December 31, 2021, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees

Investor A	0.25%
Investor P	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor P	Total

iShares U.S. Aggregate Bond Index Fund	$385,832	$19,706	$405,538

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares for a total of $4,468.

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2023. For the year ended December 31, 2021, the amount waived was $13,062.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20

iShares U.S. Aggregate Bond Index Fund
Ordinary income	$53,484,827	$57,599,347
Long-term capital gains	28,801	5,443,652
Return of capital	97,789	—

	$53,611,417	$63,042,999

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Amounts

Non-expiring capital loss carryforwards(a)	$(3,398,951)
Net unrealized gains(b)	53,625,434

50,226,483

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares U.S. Aggregate Bond Index Fund
Institutional
Shares sold	18,015,453	$190,881,809	29,586,240	$321,480,272
Shares issued in reinvestment of distributions	757,112	8,006,609	636,685	6,907,923
Shares redeemed	(12,871,825)	(136,378,482)	(14,219,029)	(152,783,494)

	5,900,740	$62,509,936	16,003,896	$175,604,701

Investor A
Shares sold	6,012,661	$63,679,017	9,018,823	$97,280,126
Shares issued in reinvestment of distributions	250,003	2,644,033	318,345	3,448,413
Shares redeemed	(7,328,064)	(77,850,649)	(6,177,196)	(66,506,742)

	(1,065,400)	$(11,527,599)	3,159,972	$34,221,797

Investor P
Shares sold	407,308	$4,312,350	723,493	$7,812,713
Shares issued in reinvestment of distributions	12,593	133,146	11,221	121,713
Shares redeemed	(259,620)	(2,748,562)	(348,725)	(3,775,009)

	160,281	$1,696,934	385,989	$4,159,417

Class K
Shares sold	84,630,081	$897,544,385	102,397,157	$1,106,754,143
Shares issued in reinvestment of distributions	3,821,704	40,454,247	4,617,118	50,053,706
Shares redeemed	(95,183,822)	(1,007,184,324)	(74,690,360)	(805,107,116)

	(6,732,037)	$(69,185,692)	32,323,915	$351,700,733

	(1,736,416)	$(16,506,421)	51,873,772	$565,686,648

As of December 31, 2021, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of iShares U.S. Aggregate Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of iShares U.S. Aggregate Bond Index Fund (one of the series constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends

iShares U.S. Aggregate Bond Index Fund	$28,801

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2021:

Fund Name	Federal Obligation Interest

iShares U.S. Aggregate Bond Index Fund	$4,316,112

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend

iShares U.S. Aggregate Bond Index Fund	$51,399,169

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends

iShares U.S. Aggregate Bond Index Fund	$46,867,743

I M P O R T A N T T A X I N F O R M A T I O N	19

Master Portfolio Information as of December 31, 2021	U.S. Total Bond Index Master Portfolio

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Total Investments

U.S. Treasury Obligations	40%
U.S. Government Sponsored Agency Securities	30
Corporate Bonds	25
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1
Other*	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	Percent of Total Investments

AAA/Aaa(d)	74%
AA/Aa	3
A	11
BBB/Baa	12
N/R	—	(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Americredit Automobile Receivables Trust
0.37%, 08/18/25	$1,520	$1,514,968
Series 2018-1, Class D, 3.82%, 03/18/24	4,000	4,092,475
BA Credit Card Trust, 0.44%, 09/15/26	5,020	4,946,855
Carmax Auto Owner Trust
Series 2021-1, Class A3, 0.34%, 12/15/25	2,250	2,230,157
Series 2021-1, Class A4, 0.53%, 10/15/26	1,030	1,011,477
GM Financial Consumer Automobile Receivables Trust
Series 2020-2, Class A3, 1.49%, 12/16/24	23	22,805
Series 2020-2, Class A4, 1.74%, 08/18/25	2,365	2,395,600
Series 2020-3, Class A3, 0.45%, 04/16/25	1,110	1,107,896
Honda Auto Receivables Owner Trust, Series 2020-2, Class A4, 1.09%, 10/15/26	5,000	5,010,864
Nissan Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 04/15/25	930	936,307
Nissan Auto Receivables Owner Trust, Series 2019-B, Class A4, 2.54%, 12/15/25	6,000	6,127,262
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11%, 12/15/25	51	52,487
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 05/15/26	3,415	3,538,004
Toyota Auto Receivables Owner Trust
Series 2021-B, Class A3, 0.26%, 11/17/25	3,750	3,713,751
Series 2021-B, Class A4, 0.53%, 10/15/26	2,500	2,448,528
Verizon Master Trust, 0.50%, 05/20/27	2,870	2,832,754

Total Asset-Backed Securities — 0.3% (Cost: $42,019,020)		41,982,190

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc.
4.20%, 04/15/24(a)	125	133,387
4.75%, 03/30/30	1,000	1,161,218
2.40%, 03/01/31(a)	1,010	1,007,272
3.38%, 03/01/41	1,400	1,441,411
Omnicom Group, Inc.
2.45%, 04/30/30	700	699,230
2.60%, 08/01/31(a)	385	390,131
Omnicom Group, Inc./Omnicom Capital, Inc.
3.65%, 11/01/24	70	74,194
3.60%, 04/15/26(a)	500	536,059

		5,442,902

Aerospace & Defense — 0.7%
3M Co.
1.75%, 02/14/23	1,500	1,516,618
2.00%, 02/14/25(a)	1,000	1,022,981
3.00%, 08/07/25	250	264,646
2.88%, 10/15/27(a)	750	798,197
2.38%, 08/26/29	985	1,010,417
3.13%, 09/19/46	250	263,015
3.63%, 10/15/47	600	682,101
4.00%, 09/14/48(a)	1,000	1,201,403
3.25%, 08/26/49(a)	430	468,281
3.70%, 04/15/50(a)	500	586,047
Boeing Co.
1.17%, 02/04/23	1,505	1,505,154
2.80%, 03/01/23	2,000	2,035,450
4.51%, 05/01/23	2,000	2,088,929

Security	Par (000)	Value

Aerospace & Defense (continued)
Boeing Co. (continued)
1.88%, 06/15/23(a)	$500	$504,026
1.43%, 02/04/24	2,500	2,496,182
4.88%, 05/01/25	2,000	2,188,141
2.75%, 02/01/26	1,000	1,028,579
2.20%, 02/04/26	2,500	2,499,404
3.10%, 05/01/26	1,000	1,041,972
2.70%, 02/01/27	230	233,862
2.80%, 03/01/27	1,000	1,020,387
5.04%, 05/01/27	2,000	2,251,989
3.20%, 03/01/29(a)	1,000	1,029,183
2.95%, 02/01/30(a)	570	580,730
5.15%, 05/01/30(a)	3,000	3,495,303
3.63%, 02/01/31(a)	2,000	2,132,770
6.13%, 02/15/33(a)	100	126,389
3.25%, 02/01/35(a)	1,600	1,612,232
5.71%, 05/01/40	2,000	2,568,815
3.38%, 06/15/46(a)	250	239,568
3.85%, 11/01/48	1,000	1,037,887
3.90%, 05/01/49	750	786,323
3.75%, 02/01/50(a)	540	561,242
5.81%, 05/01/50	3,300	4,468,615
3.95%, 08/01/59	500	519,354
5.93%, 05/01/60	2,500	3,469,210
Carlisle Cos., Inc., 2.75%, 03/01/30	1,100	1,120,927
Eaton Corp.
3.10%, 09/15/27	690	734,075
4.00%, 11/02/32	2,200	2,527,837
4.15%, 11/02/42	250	292,240
General Dynamics Corp.
3.38%, 05/15/23	2,000	2,066,557
3.25%, 04/01/25	500	528,490
3.50%, 05/15/25	1,000	1,066,068
1.15%, 06/01/26	440	435,928
2.13%, 08/15/26(a)	500	514,473
3.75%, 05/15/28	500	552,349
2.25%, 06/01/31	340	345,767
4.25%, 04/01/40	1,000	1,221,069
2.85%, 06/01/41	480	493,728
4.25%, 04/01/50	500	637,614
General Electric Co., Series A, 6.75%, 03/15/32	1,290	1,759,243
Illinois Tool Works, Inc.
2.65%, 11/15/26	3,000	3,145,974
4.88%, 09/15/41(a)	50	65,970
3.90%, 09/01/42	75	87,119
L3Harris Technologies, Inc.
3.85%, 06/15/23(a)	1,500	1,558,004
3.83%, 04/27/25	500	533,054
4.40%, 06/15/28	1,250	1,403,018
2.90%, 12/15/29	700	721,744
1.80%, 01/15/31	920	878,072
4.85%, 04/27/35	1,065	1,298,473
Lockheed Martin Corp.
3.55%, 01/15/26	2,250	2,435,617
3.60%, 03/01/35	65	72,653
4.07%, 12/15/42	1,100	1,294,806
3.80%, 03/01/45	1,500	1,714,664
4.70%, 05/15/46	750	979,626
2.80%, 06/15/50	500	498,351
4.09%, 09/15/52	500	617,758

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
Northrop Grumman Corp.
3.25%, 08/01/23	$500	$517,168
2.93%, 01/15/25	1,000	1,041,694
3.25%, 01/15/28	2,000	2,140,436
4.40%, 05/01/30(a)	1,000	1,153,794
4.75%, 06/01/43	875	1,100,625
4.03%, 10/15/47(a)	1,500	1,768,823
5.25%, 05/01/50(a)	1,000	1,400,638
Parker-Hannifin Corp.
3.25%, 06/14/29	2,000	2,119,556
4.20%, 11/21/34	250	284,775
4.10%, 03/01/47	500	580,800
4.00%, 06/14/49	500	584,407
Raytheon Technologies Corp.
3.70%, 12/15/23	3,000	3,143,494
3.95%, 08/16/25	1,000	1,084,321
3.50%, 03/15/27	1,000	1,071,144
3.13%, 05/04/27	1,000	1,061,721
4.13%, 11/16/28	3,000	3,355,628
2.25%, 07/01/30	2,615	2,607,568
1.90%, 09/01/31	1,000	964,859
2.38%, 03/15/32	1,755	1,753,094
4.45%, 11/16/38	500	602,599
4.88%, 10/15/40	250	315,659
4.70%, 12/15/41	100	123,176
4.50%, 06/01/42	2,200	2,719,683
4.15%, 05/15/45	500	582,697
3.75%, 11/01/46	750	835,513
4.35%, 04/15/47	1,000	1,215,075
4.05%, 05/04/47	500	578,589
4.63%, 11/16/48	1,250	1,601,275
3.13%, 07/01/50	1,330	1,358,287
2.82%, 09/01/51	500	482,762
3.03%, 03/15/52	1,810	1,818,702
Teledyne Technologies, Inc., 2.75%, 04/01/31	1,000	1,014,083
Textron, Inc.
3.00%, 06/01/30	1,000	1,031,942
2.45%, 03/15/31(a)	1,300	1,277,500
Trane Technologies Global Holding Co. Ltd., 4.30%, 02/21/48	500	609,275
Trane Technologies Luxembourg Finance SA
3.55%, 11/01/24	500	528,488
4.65%, 11/01/44	30	37,042
4.50%, 03/21/49	500	618,598

		126,022,160

Air Freight & Logistics — 0.0%
JB Hunt Transport Services, Inc., 3.88%, 03/01/26	1,000	1,087,047

Airlines — 0.1%
American Airlines Pass-Through Trust
2.88%, 01/11/36	1,000	990,480
Series 2016-2, Class AA, 3.20%, 12/15/29	382	384,200
Series 2019-1, Class AA, 3.15%, 08/15/33(a)	919	927,652
Continental Airlines Pass-Through Trust
Series 2012-1, Class A, 4.15%, 10/11/25	29	30,148
Series 2012-2, Class A, 4.00%, 04/29/26	301	311,571
JetBlue Pass Through Trust, Series AA, Class AA, 2.75%, 11/15/33(a)	860	865,645
Southwest Airlines Co. 4.75%, 05/04/23	1,255	1,314,290

Security	Par (000)	Value

Airlines (continued)
Southwest Airlines Co. (continued)
5.25%, 05/04/25(a)	$1,560	$1,732,666
5.13%, 06/15/27	1,240	1,417,596
2.63%, 02/10/30	2,000	1,997,039
United Airlines Pass-Through Trust
Series 2020-1, Class A, 5.88%, 10/15/27(a)	1,621	1,776,063
Series A, Class A, 4.30%, 02/15/27	131	136,509
Series AA, Class AA, 3.10%, 01/07/30	394	405,835
Series AA, Class AA, 2.70%, 11/01/33	1,263	1,252,005

		13,541,699

Auto Components — 0.0%
Aptiv PLC
4.40%, 10/01/46	500	577,219
3.10%, 12/01/51	2,000	1,905,065
BorgWarner, Inc.
3.38%, 03/15/25	70	73,743
2.65%, 07/01/27(a)	905	934,976
Lear Corp.
4.25%, 05/15/29	1,000	1,101,494
2.60%, 01/15/32	400	393,932
5.25%, 05/15/49(a)	500	631,259
3.55%, 01/15/52	210	207,763
Magna International, Inc., 2.45%, 06/15/30	115	116,684

		5,942,135

Automobiles — 0.4%
American Honda Finance Corp.
2.05%, 01/10/23	895	908,206
1.95%, 05/10/23	685	695,814
0.88%, 07/07/23	2,000	2,000,674
3.63%, 10/10/23(a)	2,000	2,096,630
2.40%, 06/27/24	1,000	1,029,990
0.75%, 08/09/24	100	98,872
2.15%, 09/10/24	1,000	1,024,654
1.30%, 09/09/26(a)	400	395,087
2.35%, 01/08/27	500	514,014
2.00%, 03/24/28	540	545,332
AutoNation, Inc.
1.95%, 08/01/28	210	205,340
4.75%, 06/01/30	1,000	1,142,292
2.40%, 08/01/31	440	424,386
Cummins, Inc.
3.65%, 10/01/23	250	260,284
0.75%, 09/01/25	500	490,280
2.60%, 09/01/50	500	460,637
Daimler Finance North America LLC, 8.50%, 01/18/31	600	892,182
General Motors Co.
4.88%, 10/02/23	600	637,375
5.40%, 10/02/23	180	192,665
4.00%, 04/01/25	2,000	2,139,106
6.13%, 10/01/25	1,335	1,533,553
4.20%, 10/01/27(a)	1,000	1,094,329
6.80%, 10/01/27	600	736,458
5.00%, 04/01/35	750	885,128
6.60%, 04/01/36	250	338,137
5.15%, 04/01/38	500	602,621
6.25%, 10/02/43	250	342,110
5.20%, 04/01/45(a)	1,000	1,237,253
6.75%, 04/01/46	775	1,107,388
5.40%, 04/01/48	500	637,885

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
General Motors Co. (continued)
5.95%, 04/01/49	$1,000	$1,368,779
General Motors Financial Co., Inc.
3.25%, 01/05/23	3,000	3,064,898
5.10%, 01/17/24	1,000	1,072,241
1.05%, 03/08/24	400	397,887
3.95%, 04/13/24	1,000	1,052,232
1.20%, 10/15/24	605	600,551
4.00%, 01/15/25	250	265,578
2.90%, 02/26/25(a)	660	682,369
2.75%, 06/20/25(a)	980	1,011,239
4.30%, 07/13/25	1,000	1,077,945
5.25%, 03/01/26	405	454,164
1.50%, 06/10/26	1,000	983,910
4.35%, 01/17/27	500	550,801
2.70%, 08/20/27(a)	1,000	1,017,166
2.40%, 04/10/28	505	507,082
2.40%, 10/15/28	970	967,297
5.65%, 01/17/29	250	296,467
3.60%, 06/21/30	2,060	2,196,949
2.70%, 06/10/31	710	707,468
PACCAR Financial Corp.
0.50%, 08/09/24(a)	405	397,951
1.10%, 05/11/26	640	629,965
Stellantis NV, 5.25%, 04/15/23	4,000	4,195,400
Toyota Motor Corp.
0.68%, 03/25/24(a)	500	497,007
2.36%, 07/02/24	500	515,213
1.34%, 03/25/26	500	497,720
2.76%, 07/02/29	185	194,459
2.36%, 03/25/31(a)	500	515,185
Toyota Motor Credit Corp.
2.63%, 01/10/23	2,000	2,040,585
0.50%, 08/14/23	4,000	3,985,252
0.50%, 06/18/24	1,000	985,216
0.63%, 09/13/24(a)	900	887,659
2.00%, 10/07/24	3,000	3,070,151
1.13%, 06/18/26	2,400	2,363,611
1.90%, 04/06/28(a)	1,100	1,102,260
3.65%, 01/08/29	1,000	1,112,035
2.15%, 02/13/30	500	501,041
3.38%, 04/01/30(a)	1,000	1,095,860
1.90%, 09/12/31	700	685,510

		68,215,785

Banks — 1.4%
Banco Bilbao Vizcaya Argentaria SA
0.88%, 09/18/23	1,400	1,394,368
1.13%, 09/18/25	1,200	1,175,336
Bank of Montreal
2.50%, 06/28/24	1,000	1,031,241
0.63%, 07/09/24	1,000	986,367
1.25%, 09/15/26(a)	2,000	1,957,231
(5 year USD Swap + 1.43%), 3.80%, 12/15/32(b)	500	536,298
Series E, 3.30%, 02/05/24	4,000	4,185,211
BBVA USA, 2.50%, 08/27/24	1,000	1,032,517
BPCE SA, 4.00%, 04/15/24(a)	250	266,112
Canadian Imperial Bank of Commerce
3.50%, 09/13/23	2,000	2,090,734
0.50%, 12/14/23	800	790,125

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce (continued)
1.00%, 10/18/24	$1,000	$991,152
0.95%, 10/23/25	720	704,876
1.25%, 06/22/26	2,000	1,949,267
Citibank NA, 3.65%, 01/23/24	2,500	2,629,691
Citizens Financial Group, Inc.
2.85%, 07/27/26	1,500	1,562,546
2.50%, 02/06/30	340	340,922
Comerica, Inc.
3.70%, 07/31/23	250	260,158
4.00%, 02/01/29	1,000	1,117,507
Cooperatieve Rabobank UA
2.75%, 01/10/23	2,000	2,042,060
3.38%, 05/21/25	500	533,076
4.38%, 08/04/25	500	541,646
3.75%, 07/21/26	2,500	2,692,316
5.25%, 05/24/41	1,025	1,437,157
5.25%, 08/04/45	1,250	1,643,806
Credit Suisse AG, 1.25%, 08/07/26	935	911,469
Credit Suisse AG, New York
1.00%, 05/05/23	1,690	1,694,425
3.63%, 09/09/24	750	795,264
2.95%, 04/09/25	1,000	1,046,734
Discover Bank
3.35%, 02/06/23	500	511,960
4.20%, 08/08/23	2,000	2,100,325
2.45%, 09/12/24	600	614,141
2.70%, 02/06/30	535	541,769
(5 year USD Swap + 1.73%), 4.68%, 08/09/28(b)	1,000	1,045,126
Fifth Third Bancorp
1.63%, 05/05/23	2,000	2,019,398
4.30%, 01/16/24	250	264,358
3.65%, 01/25/24	1,000	1,047,606
2.55%, 05/05/27	2,000	2,062,919
8.25%, 03/01/38	425	696,990
(SOFR + 0.69%), 1.71%, 11/01/27(b)	1,000	987,695
Fifth Third Bank
1.80%, 01/30/23	250	252,535
3.95%, 07/28/25	500	543,823
3.85%, 03/15/26	500	539,268
2.25%, 02/01/27(a)	590	603,484
First Republic Bank, 4.63%, 02/13/47	500	619,337
HSBC Bank USA NA, 7.00%, 01/15/39	1,000	1,552,593
Huntington Bancshares, Inc.
2.63%, 08/06/24	775	798,051
4.00%, 05/15/25	1,000	1,075,546
2.55%, 02/04/30(a)	800	812,138
(5 year CMT + 1.17%), 2.49%, 08/15/36(b)(c)	1,405	1,346,173
Huntington Ingalls Industries, Inc., 2.04%, 08/16/28(c)	400	391,583
ING Groep NV
4.10%, 10/02/23	1,000	1,052,605
3.95%, 03/29/27	250	273,252
4.55%, 10/02/28	1,000	1,146,852
4.05%, 04/09/29	1,000	1,116,693
(SOFR + 1.01%), 1.73%, 04/01/27(a)(b)	350	347,648
(SOFR + 1.32%), 2.73%, 04/01/32(b)	535	546,200
KeyBank NA
3.38%, 03/07/23	1,250	1,288,342

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
KeyBank NA (continued)
3.90%, 04/13/29(a)	$1,000	$1,104,808
(SOFR + 0.34%), 0.42%, 01/03/24(b)	470	468,264
KeyCorp.
2.25%, 04/06/27	250	254,093
2.55%, 10/01/29	500	511,924
M&T Bank Corp., 3.55%, 07/26/23	2,000	2,076,094
National Australia Bank Ltd.(a)
2.88%, 04/12/23	2,000	2,051,670
2.50%, 07/12/26	1,250	1,305,309
National Bank of Canada
2.10%, 02/01/23	1,000	1,013,475
0.75%, 08/06/24	685	675,682
PNC Bank NA
2.95%, 01/30/23	250	255,528
2.95%, 02/23/25	250	261,975
3.88%, 04/10/25	250	268,417
3.10%, 10/25/27(a)	500	534,912
4.05%, 07/26/28	500	560,705
PNC Financial Services Group, Inc.
3.50%, 01/23/24	2,000	2,094,172
3.90%, 04/29/24	2,000	2,118,993
2.20%, 11/01/24	300	308,021
1.15%, 08/13/26(a)	1,000	985,856
3.45%, 04/23/29	2,000	2,177,688
2.55%, 01/22/30	1,000	1,028,034
(SOFR + 0.98%), 2.31%, 04/23/32(b)	1,000	1,007,972
Regions Financial Corp.
2.25%, 05/18/25	2,000	2,039,141
1.80%, 08/12/28	2,000	1,956,449
Royal Bank of Canada
1.95%, 01/17/23	675	684,058
1.60%, 04/17/23	2,000	2,022,442
3.70%, 10/05/23(a)	2,000	2,097,844
2.55%, 07/16/24(a)	1,000	1,033,150
0.65%, 07/29/24	2,000	1,971,694
0.75%, 10/07/24(a)	2,200	2,177,695
2.25%, 11/01/24	1,500	1,539,698
0.88%, 01/20/26	2,000	1,945,950
4.65%, 01/27/26	700	776,279
1.20%, 04/27/26	4,000	3,929,076
1.15%, 07/14/26	1,000	978,138
1.40%, 11/02/26	2,200	2,170,651
2.30%, 11/03/31	2,000	2,009,315
Santander Holdings USA, Inc.
3.40%, 01/18/23	2,000	2,044,061
3.24%, 10/05/26	2,000	2,087,515
Santander UK Group Holdings PLC(b)
(1 year CMT + 1.25%), 1.53%, 08/21/26	1,000	983,652
(3 mo. LIBOR US + 1.08%), 3.37%, 01/05/24	3,000	3,064,997
(3 mo. LIBOR US + 1.40%), 3.82%, 11/03/28	500	536,654
(SOFR + 0.99%), 1.67%, 06/14/27	1,800	1,762,321
SVB Financial Group
1.80%, 10/28/26	900	896,885
1.80%, 02/02/31	450	426,329
Toronto-Dominion Bank
0.75%, 06/12/23	2,000	2,000,090
3.50%, 07/19/23	500	521,022
0.45%, 09/11/23	3,000	2,981,560
0.55%, 03/04/24(a)	1,500	1,483,697
2.65%, 06/12/24	500	518,632

Security	Par (000)	Value

Banks (continued)
Toronto-Dominion Bank (continued)
0.70%, 09/10/24(a)	$1,100	$1,085,692
1.25%, 12/13/24	1,000	1,001,205
0.75%, 01/06/26(a)	1,800	1,744,297
1.20%, 06/03/26	1,800	1,768,674
1.25%, 09/10/26	1,100	1,080,703
2.00%, 09/10/31	1,100	1,084,262
(5 year USD Swap + 2.21%), 3.63%, 09/15/31(a)(b)	500	537,117
Truist Bank
1.25%, 03/09/23	3,000	3,018,090
2.75%, 05/01/23	500	512,709
2.15%, 12/06/24	1,000	1,030,243
3.80%, 10/30/26	250	272,444
2.25%, 03/11/30(a)	1,000	997,394
(3 mo. LIBOR US + 0.74%), 3.69%, 08/02/24(b)	365	380,646
(5 year CMT + 1.15%), 2.64%, 09/17/29(b)	1,000	1,028,212
Truist Financial Corp.
3.75%, 12/06/23	2,000	2,102,132
2.50%, 08/01/24	2,000	2,064,374
2.85%, 10/26/24(a)	500	522,461
1.13%, 08/03/27(a)	900	870,796
1.95%, 06/05/30(a)	2,000	1,974,878
(SOFR + 0.86%), 1.89%, 06/07/29(b)	1,000	984,697
US Bancorp, (5 year CMT + 0.95%), 2.49%, 11/03/36(b)	700	697,308
US Bancorp.
2.40%, 07/30/24	1,000	1,033,174
3.90%, 04/26/28	2,000	2,239,245
1.38%, 07/22/30	2,000	1,881,845
Series V, 2.38%, 07/22/26(a)	500	519,185
US Bank NA/Cincinnati OH
3.40%, 07/24/23	3,000	3,119,300
2.80%, 01/27/25(a)	500	522,254
Wells Fargo & Co.
4.13%, 08/15/23	1,750	1,835,196
4.48%, 01/16/24(a)	250	265,492
3.75%, 01/24/24(a)	2,000	2,099,916
3.30%, 09/09/24	750	788,763
3.00%, 02/19/25	350	365,401
3.55%, 09/29/25	1,000	1,065,576
3.00%, 04/22/26	1,750	1,838,220
4.10%, 06/03/26	2,020	2,201,705
3.00%, 10/23/26	1,750	1,838,536
4.30%, 07/22/27	1,500	1,671,197
4.15%, 01/24/29	1,000	1,119,407
5.38%, 11/02/43	900	1,189,521
5.61%, 01/15/44	656	887,670
4.65%, 11/04/44	3,345	4,049,622
3.90%, 05/01/45	1,150	1,315,600
4.90%, 11/17/45	1,500	1,886,314
4.40%, 06/14/46	2,600	3,081,391
4.75%, 12/07/46	1,600	1,996,884
(3 mo. LIBOR US + 0.75%), 2.16%, 02/11/26(b)	1,500	1,522,385
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(b)	1,335	1,407,367
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(b)	1,500	1,612,535
(SOFR + 0.51%), 0.81%, 05/19/25(b)	675	667,381

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co. (continued)
(SOFR + 1.09%), 2.41%, 10/30/25(b)	$1,000	$1,024,970
(SOFR + 1.26%), 2.57%, 02/11/31(b)	1,500	1,531,292
(SOFR + 1.43%), 2.88%, 10/30/30(b)	2,000	2,079,177
(SOFR + 1.60%), 1.65%, 06/02/24(b)	3,000	3,025,385
(SOFR + 2.00%), 2.19%, 04/30/26(b)	3,000	3,052,988
(SOFR + 2.10%), 2.39%, 06/02/28(b)	900	914,696
(SOFR + 2.53%), 3.07%, 04/30/41(b)	2,000	2,051,050
(SOFR + 4.03%), 4.48%, 04/04/31(b)	2,000	2,323,435
(SOFR + 4.50%), 5.01%, 04/04/51(b)	4,000	5,462,136
Series M, 3.45%, 02/13/23	3,450	3,549,579
Wells Fargo Bank NA, 6.60%, 01/15/38	500	725,960
Westpac Banking Corp.
2.75%, 01/11/23	3,000	3,063,870
2.00%, 01/13/23	1,180	1,197,645
1.02%, 11/18/24	505	503,649
2.35%, 02/19/25	500	516,245
2.85%, 05/13/26	500	526,584
1.15%, 06/03/26	1,000	981,848
3.40%, 01/25/28	500	543,194
1.95%, 11/20/28	1,000	995,998
2.65%, 01/16/30	795	826,275
2.15%, 06/03/31	1,400	1,403,775
4.42%, 07/24/39	1,000	1,169,136
2.96%, 11/16/40(a)	2,000	1,961,580
3.13%, 11/18/41	335	332,017
(5 year CMT + 1.35%), 2.89%, 02/04/30(b)	1,250	1,276,806
(5 year CMT + 1.53%), 3.02%, 11/18/36(b)	455	449,588
(5 year CMT + 1.75%), 2.67%, 11/15/35(b)	500	487,074
(5 year USD ICE Swap + 2.24%), 4.32%, 11/23/31(a)(b)	750	811,095
Zions Bancorp NA, 3.25%, 10/29/29	1,000	1,033,836

		244,840,908

Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65%, 02/01/26	2,250	2,415,722
4.70%, 02/01/36	3,500	4,223,835
4.90%, 02/01/46	6,370	8,051,265
Anheuser-Busch InBev Finance, Inc.
3.65%, 02/01/26	500	536,827
4.00%, 01/17/43(a)	500	556,289
4.63%, 02/01/44	650	779,143
4.90%, 02/01/46	500	627,693
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/28	1,000	1,112,300
4.75%, 01/23/29(a)	3,500	4,073,775
3.50%, 06/01/30	1,000	1,096,051
4.38%, 04/15/38	1,000	1,171,056
8.20%, 01/15/39	1,150	1,867,310
5.45%, 01/23/39	1,000	1,308,756
4.35%, 06/01/40	1,000	1,175,318
4.95%, 01/15/42	500	627,154
3.75%, 07/15/42	300	327,003
4.60%, 04/15/48(a)	2,000	2,445,679
4.44%, 10/06/48	632	755,380
5.55%, 01/23/49	3,000	4,150,374
4.50%, 06/01/50(a)	2,200	2,712,200
4.75%, 04/15/58	1,500	1,854,548
5.80%, 01/23/59	1,000	1,445,847

Security	Par (000)	Value

Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. (continued)
4.60%, 06/01/60	$500	$618,837
Coca-Cola Co.
1.75%, 09/06/24	3,000	3,056,903
2.90%, 05/25/27	250	266,135
1.50%, 03/05/28	1,000	983,484
2.13%, 09/06/29	1,000	1,016,543
3.45%, 03/25/30	500	553,543
2.00%, 03/05/31	920	916,923
2.25%, 01/05/32	1,700	1,727,730
2.88%, 05/05/41	500	520,437
2.60%, 06/01/50	1,000	976,387
3.00%, 03/05/51	810	857,230
2.50%, 03/15/51(a)	3,000	2,878,699
2.75%, 06/01/60(a)	600	594,274
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30	1,000	1,021,125
Constellation Brands, Inc.
4.75%, 12/01/25(a)	1,000	1,114,453
3.70%, 12/06/26	750	810,158
3.50%, 05/09/27	1,000	1,074,586
3.15%, 08/01/29	1,000	1,054,708
2.88%, 05/01/30	1,000	1,026,248
2.25%, 08/01/31	2,410	2,355,452
4.10%, 02/15/48	500	566,836
3.75%, 05/01/50(a)	500	546,122
Diageo Capital PLC
2.63%, 04/29/23	250	255,371
3.50%, 09/18/23	2,000	2,082,443
1.38%, 09/29/25	500	497,232
3.88%, 05/18/28(a)	1,000	1,116,550
2.38%, 10/24/29	830	847,633
2.00%, 04/29/30	1,000	989,436
2.13%, 04/29/32	1,000	991,858
3.88%, 04/29/43(a)	1,125	1,321,964
Diageo Investment Corp., 4.25%, 05/11/42	250	307,026
Fomento Economico Mexicano SAB de CV
4.38%, 05/10/43	500	590,156
3.50%, 01/16/50	1,500	1,562,813
Keurig Dr. Pepper, Inc.
4.06%, 05/25/23	1,759	1,833,909
0.75%, 03/15/24	405	402,177
4.42%, 05/25/25	250	271,992
4.60%, 05/25/28	750	852,954
3.20%, 05/01/30	500	528,591
2.25%, 03/15/31	500	492,703
4.99%, 05/25/38	250	309,297
4.42%, 12/15/46	500	592,150
5.09%, 05/25/48	750	978,580
3.80%, 05/01/50	500	553,636
3.35%, 03/15/51	500	519,909
Molson Coors Beverage Co.
3.00%, 07/15/26	2,345	2,454,620
5.00%, 05/01/42	1,750	2,114,117
4.20%, 07/15/46(a)	500	554,227
PepsiCo, Inc.
2.75%, 03/01/23	300	307,377
0.75%, 05/01/23	295	295,377
0.40%, 10/07/23	215	213,829
3.60%, 03/01/24	250	263,433
2.25%, 03/19/25	2,400	2,479,920

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
PepsiCo, Inc. (continued)
2.75%, 04/30/25(a)	$1,000	$1,046,378
3.50%, 07/17/25	250	268,350
2.85%, 02/24/26	500	526,737
2.38%, 10/06/26	1,000	1,044,421
3.00%, 10/15/27	500	535,959
2.63%, 07/29/29	1,000	1,052,122
2.75%, 03/19/30	1,400	1,477,841
1.63%, 05/01/30	600	581,856
1.40%, 02/25/31	1,200	1,144,374
1.95%, 10/21/31(a)	985	984,518
2.63%, 10/21/41	500	505,880
3.45%, 10/06/46	1,688	1,901,484
3.38%, 07/29/49	300	335,779
2.88%, 10/15/49(a)	500	524,256
3.63%, 03/19/50	700	826,872
2.75%, 10/21/51	500	512,410

		107,700,855

Biotechnology — 0.3%
Amgen, Inc.
2.25%, 08/19/23	250	255,374
3.63%, 05/22/24	250	263,298
3.13%, 05/01/25(a)	750	790,588
2.60%, 08/19/26	715	745,356
3.20%, 11/02/27	2,000	2,155,284
2.00%, 01/15/32	1,400	1,355,638
3.15%, 02/21/40	1,000	1,025,514
2.80%, 08/15/41	1,100	1,058,318
4.95%, 10/01/41	2,000	2,498,541
5.15%, 11/15/41	500	635,928
4.40%, 05/01/45	1,925	2,297,036
4.56%, 06/15/48	500	619,800
3.38%, 02/21/50	1,000	1,040,131
4.66%, 06/15/51	1,904	2,435,683
3.00%, 01/15/52	1,400	1,358,413
2.77%, 09/01/53	1,064	994,108
Baxalta, Inc.
4.00%, 06/23/25	1,398	1,507,385
5.25%, 06/23/45	105	139,444
Biogen, Inc.
4.05%, 09/15/25	595	646,242
2.25%, 05/01/30	795	782,749
3.15%, 05/01/50	1,130	1,086,115
3.25%, 02/15/51(a)(c)	1,290	1,265,800
Gilead Sciences, Inc.
2.50%, 09/01/23	500	511,882
0.75%, 09/29/23	319	317,656
3.70%, 04/01/24	1,750	1,839,569
3.50%, 02/01/25	1,170	1,236,850
3.65%, 03/01/26	1,325	1,427,495
2.95%, 03/01/27	500	526,671
1.20%, 10/01/27(a)	355	343,119
1.65%, 10/01/30(a)	1,060	1,015,938
4.60%, 09/01/35(a)	1,350	1,633,464
2.60%, 10/01/40	580	558,750
5.65%, 12/01/41	50	68,832
4.80%, 04/01/44	1,100	1,388,473
4.50%, 02/01/45	1,150	1,401,947
4.75%, 03/01/46	1,500	1,900,683
4.15%, 03/01/47	1,150	1,353,970

Security	Par (000)	Value

Biotechnology (continued)
Gilead Sciences, Inc. (continued)
2.80%, 10/01/50	$1,550	$1,502,639
Illumina, Inc., 2.55%, 03/23/31	900	899,743
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30	810	765,978
2.80%, 09/15/50	835	782,454
Royalty Pharma PLC
1.20%, 09/02/25	1,000	978,903
1.75%, 09/02/27	1,500	1,473,713
2.20%, 09/02/30	2,000	1,935,879
2.15%, 09/02/31	345	325,907
3.30%, 09/02/40(a)	1,000	997,118
3.35%, 09/02/51	500	478,268

		50,622,646

Building Materials — 0.1%
Carrier Global Corp.
2.24%, 02/15/25	1,390	1,423,333
2.49%, 02/15/27	983	1,009,861
2.72%, 02/15/30	500	510,620
3.38%, 04/05/40	1,000	1,044,817
3.58%, 04/05/50	1,500	1,594,841
Eagle Materials, Inc., 2.50%, 07/01/31	380	375,002
Fortune Brands Home & Security, Inc.
4.00%, 06/15/25	1,000	1,072,086
3.25%, 09/15/29(a)	500	528,510
Johnson Controls International PLC
3.63%, 07/02/24(d)	75	78,968
4.63%, 07/02/44	750	901,840
5.13%, 09/14/45	24	31,665
4.50%, 02/15/47	250	302,950
4.95%, 07/02/64(d)	179	231,212
Johnson Controls International PLC/Tyco Fire & Security Finance SCA (a)
1.75%, 09/15/30	395	378,031
2.00%, 09/16/31	700	677,850
Martin Marietta Materials, Inc.
3.45%, 06/01/27	250	266,507
2.40%, 07/15/31	165	164,246
4.25%, 12/15/47(a)	250	292,754
3.20%, 07/15/51	300	303,479
Series CB, 2.50%, 03/15/30	1,000	1,008,847
Masco Corp.
1.50%, 02/15/28	365	353,289
2.00%, 10/01/30	2,000	1,919,976
2.00%, 02/15/31	500	479,164
3.13%, 02/15/51	295	293,079
Owens Corning
4.20%, 12/01/24	250	267,351
3.88%, 06/01/30	300	327,184
4.40%, 01/30/48	1,000	1,171,044
Vulcan Materials Co.
3.90%, 04/01/27	1,000	1,093,938
4.50%, 06/15/47	500	613,849

		18,716,293

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	500	531,397
Home Depot, Inc.
3.35%, 09/15/25	1,500	1,601,315
2.13%, 09/15/26	500	515,677
2.50%, 04/15/27	800	834,283

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Products (continued)
Home Depot, Inc. (continued)
2.80%, 09/14/27	$500	$530,236
0.90%, 03/15/28(a)	675	644,037
1.50%, 09/15/28(a)	500	493,399
3.90%, 12/06/28	440	495,469
2.95%, 06/15/29	590	628,543
2.70%, 04/15/30	300	314,773
1.38%, 03/15/31	1,600	1,508,263
1.88%, 09/15/31(a)	500	491,920
5.88%, 12/16/36	100	141,641
3.30%, 04/15/40	1,100	1,192,594
5.40%, 09/15/40	500	683,720
5.95%, 04/01/41	500	717,408
4.20%, 04/01/43	750	905,018
4.40%, 03/15/45	1,250	1,559,920
4.25%, 04/01/46	1,000	1,244,541
3.90%, 06/15/47	1,000	1,168,269
4.50%, 12/06/48	1,000	1,292,899
3.13%, 12/15/49	1,600	1,686,206
3.35%, 04/15/50	1,565	1,706,732
2.38%, 03/15/51	900	826,766
2.75%, 09/15/51	500	496,509
3.50%, 09/15/56	640	721,853
Lowe’s Cos., Inc.
4.00%, 04/15/25(a)	1,000	1,081,416
3.38%, 09/15/25	500	532,131
2.50%, 04/15/26	955	994,082
1.30%, 04/15/28	845	809,793
1.70%, 09/15/28	555	543,823
3.65%, 04/05/29	500	548,142
4.50%, 04/15/30(a)	1,000	1,160,802
1.70%, 10/15/30	450	427,539
2.63%, 04/01/31	1,000	1,023,106
5.00%, 04/15/40	1,000	1,255,633
2.80%, 09/15/41	285	278,070
4.38%, 09/15/45	1,000	1,195,931
3.70%, 04/15/46	750	822,098
4.05%, 05/03/47	1,000	1,150,436
3.00%, 10/15/50	1,230	1,213,024
3.50%, 04/01/51(a)	1,000	1,078,895

		37,048,309

Capital Markets — 0.8%
Ameriprise Financial, Inc.
4.00%, 10/15/23	150	158,160
3.70%, 10/15/24	1,000	1,067,433
2.88%, 09/15/26(a)	500	526,348
Ares Capital Corp.
4.20%, 06/10/24	500	527,602
3.25%, 07/15/25	875	903,680
3.88%, 01/15/26	1,000	1,053,894
2.88%, 06/15/28	1,030	1,025,429
3.20%, 11/15/31	500	491,591
Bain Capital Specialty Finance, Inc., 2.55%, 10/13/26	200	194,381
Bank of New York Mellon Corp.
1.85%, 01/27/23(a)	245	248,377
3.50%, 04/28/23	2,000	2,071,036
3.45%, 08/11/23	500	520,955
2.20%, 08/16/23	1,000	1,021,663
0.50%, 04/26/24	200	197,527

Security	Par (000)	Value

Capital Markets (continued)
Bank of New York Mellon Corp. (continued)
2.10%, 10/24/24	$250	$256,408
0.85%, 10/25/24	1,000	991,551
1.60%, 04/24/25	2,000	2,018,366
2.80%, 05/04/26	70	73,341
1.05%, 10/15/26(a)	1,000	974,688
3.25%, 05/16/27	750	808,074
3.85%, 04/28/28(a)	2,000	2,243,870
1.65%, 07/14/28	300	297,034
1.90%, 01/25/29	1,000	993,183
3.30%, 08/23/29	1,000	1,077,916
1.80%, 07/28/31	1,000	978,265
(3 mo. LIBOR US + 1.07%), 3.44%, 02/07/28(b)	2,000	2,145,802
Series G, 3.00%, 02/24/25	105	110,159
Blackstone Secured Lending Fund, 2.85%, 09/30/28(c)	400	389,953
Brookfield Asset Management, Inc., 4.00%, 01/15/25	2,250	2,404,773
Brookfield Finance I UK PLC, 2.34%, 01/30/32	485	473,093
Brookfield Finance, Inc. 4.00%, 04/01/24	150	158,102
4.25%, 06/02/26(a)	1,000	1,100,204
3.90%, 01/25/28	1,000	1,096,994
4.35%, 04/15/30	2,000	2,254,502
2.72%, 04/15/31	1,800	1,815,908
4.70%, 09/20/47	500	614,003
3.50%, 03/30/51	310	324,860
Charles Schwab Corp.
0.75%, 03/18/24	1,000	995,534
3.00%, 03/10/25	80	84,092
3.63%, 04/01/25	1,000	1,065,449
3.85%, 05/21/25	1,000	1,077,512
0.90%, 03/11/26	1,690	1,648,117
1.15%, 05/13/26(a)	2,000	1,973,046
3.20%, 01/25/28	1,000	1,074,966
2.00%, 03/20/28	800	810,590
3.25%, 05/22/29(a)	200	214,841
2.75%, 10/01/29	1,000	1,045,079
4.63%, 03/22/30	1,000	1,183,315
1.65%, 03/11/31(a)	2,000	1,920,665
2.30%, 05/13/31(a)	1,000	1,009,981
1.95%, 12/01/31	800	785,623
CI Financial Corp.
3.20%, 12/17/30	600	615,606
4.10%, 06/15/51(a)	245	265,525
E*TRADE Financial Corp., 4.50%, 06/20/28	1,000	1,125,094
Franklin Resources, Inc., 2.95%, 08/12/51	300	288,836
FS KKR Capital Corp. 4.63%, 07/15/24	500	526,257
1.65%, 10/12/24	500	490,521
4.13%, 02/01/25	100	104,570
3.40%, 01/15/26	1,000	1,015,490
2.63%, 01/15/27	400	394,749
3.13%, 10/12/28	500	497,459
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32	120	120,647
Golub Capital BDC, Inc.
2.50%, 08/24/26	200	196,555
2.05%, 02/15/27	900	863,801

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Invesco Finance PLC
4.00%, 01/30/24	$250	$263,955
5.38%, 11/30/43	500	656,742
Jefferies Group LLC, 2.75%, 10/15/32(a)	2,000	1,978,035
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.85%, 01/15/27	1,000	1,134,307
4.15%, 01/23/30	1,000	1,108,601
2.63%, 10/15/31	400	393,427
Kreditanstalt fuer Wiederaufbau
2.13%, 01/17/23	5,200	5,287,770
1.63%, 02/15/23	4,000	4,048,823
0.25%, 10/19/23(a)	7,000	6,939,209
2.63%, 02/28/24	1,000	1,038,840
0.25%, 03/08/24	3,000	2,961,979
1.38%, 08/05/24	3,000	3,033,068
2.50%, 11/20/24	2,000	2,083,517
2.00%, 05/02/25	2,000	2,056,565
0.38%, 07/18/25	4,000	3,893,202
0.63%, 01/22/26	2,000	1,951,256
2.88%, 04/03/28(a)	5,000	5,419,973
1.75%, 09/14/29	1,500	1,523,972
0.75%, 09/30/30	3,000	2,799,694
Landwirtschaftliche Rentenbank
2.00%, 01/13/25	1,000	1,027,477
2.38%, 06/10/25	2,000	2,082,955
0.88%, 09/03/30	2,000	1,882,379
Lazard Group LLC, 4.38%, 03/11/29	1,000	1,127,754
Legg Mason, Inc., 5.63%, 01/15/44	625	856,962
Main Street Capital Corp., 3.00%, 07/14/26	200	200,575
Nomura Holdings, Inc.
2.65%, 01/16/25	900	925,539
1.65%, 07/14/26	200	196,334
2.17%, 07/14/28	400	392,430
3.10%, 01/16/30(a)	900	927,716
2.68%, 07/16/30	2,000	1,990,838
2.61%, 07/14/31	200	197,364
Northern Trust Corp.
3.65%, 08/03/28	250	278,235
3.15%, 05/03/29	500	538,226
Oesterreichische Kontrollbank AG
2.88%, 03/13/23	2,000	2,053,360
1.50%, 02/12/25	1,000	1,011,506
Owl Rock Capital Corp.
4.00%, 03/30/25	345	358,859
3.75%, 07/22/25	265	274,507
3.40%, 07/15/26	1,000	1,016,064
2.63%, 01/15/27	300	293,424
2.88%, 06/11/28	1,055	1,035,566
Owl Rock Capital Corp. III, 3.13%, 04/13/27(c)	200	195,550
Prospect Capital Corp.
3.36%, 11/15/26	475	474,214
3.44%, 10/15/28	300	288,682
Raymond James Financial, Inc., 4.95%, 07/15/46.	500	636,353
Sixth Street Specialty Lending, Inc., 3.88%, 11/01/24	500	522,744
State Street Corp.
3.10%, 05/15/23	250	257,778
3.30%, 12/16/24	405	431,119
2.65%, 05/19/26	1,000	1,054,049

Security	Par (000)	Value

Capital Markets (continued)
State Street Corp. (continued)
2.40%, 01/24/30(a)	$300	$309,322
(SOFR + 0.56%), 1.68%, 11/18/27(b)	900	901,270
(SOFR + 0.94%), 2.35%, 11/01/25(b)	1,450	1,494,431
(SOFR + 1.49%), 3.03%, 11/01/34(b)	200	208,261
(SOFR + 2.60%), 2.90%, 03/30/26(b)	1,000	1,045,564
(SOFR + 2.65%), 3.15%, 03/30/31(b)	1,000	1,082,440

		131,145,827

Chemicals — 0.4%
Air Products and Chemicals, Inc.
1.50%, 10/15/25	585	586,857
1.85%, 05/15/27(a)	415	420,921
2.05%, 05/15/30	430	432,522
2.70%, 05/15/40	495	499,165
2.80%, 05/15/50	645	660,837
Albemarle Corp., 4.15%, 12/01/24	250	267,737
Cabot Corp., 4.00%, 07/01/29	1,500	1,636,384
Celanese US Holdings LLC, 1.40%, 08/05/26	200	195,140
CF Industries, Inc.
5.15%, 03/15/34	500	603,995
4.95%, 06/01/43	500	603,571
5.38%, 03/15/44	500	630,550
Dow Chemical Co.
4.80%, 11/30/28	300	349,928
4.25%, 10/01/34	1,361	1,570,933
9.40%, 05/15/39	198	354,741
5.25%, 11/15/41	100	127,849
4.38%, 11/15/42	250	295,252
5.55%, 11/30/48	1,000	1,403,019
4.80%, 05/15/49	1,000	1,272,120
3.60%, 11/15/50(a)	1,000	1,082,881
DuPont de Nemours, Inc.
4.21%, 11/15/23	2,000	2,114,942
4.73%, 11/15/28(a)	1,500	1,737,358
5.32%, 11/15/38	750	966,398
5.42%, 11/15/48(a)	1,500	2,098,989
Eastman Chemical Co.
3.80%, 03/15/25	1,050	1,121,288
4.50%, 12/01/28	1,000	1,136,688
4.80%, 09/01/42	250	299,527
4.65%, 10/15/44	1,000	1,195,915
Ecolab, Inc.
3.25%, 12/01/27(a)	1,000	1,085,185
4.80%, 03/24/30	500	600,528
1.30%, 01/30/31(a)	800	749,818
2.13%, 02/01/32	1,000	991,688
2.13%, 08/15/50(a)	800	705,133
2.70%, 12/15/51	715	701,897
2.75%, 08/18/55	445	436,719
EI du Pont de Nemours and Co.
1.70%, 07/15/25	800	805,732
2.30%, 07/15/30	800	802,978
Emerson Electric Co.
2.63%, 02/15/23	350	355,659
2.00%, 12/21/28	500	499,941
2.20%, 12/21/31	300	298,608
2.75%, 10/15/50	1,000	972,488
2.80%, 12/21/51	165	161,619
FMC Corp.
3.20%, 10/01/26	155	163,843

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
FMC Corp. (continued)
3.45%, 10/01/29	$115	$122,448
4.50%, 10/01/49(a)	165	197,926
Huntsman International LLC, 2.95%, 06/15/31(a)	185	187,596
International Flavors & Fragrances, Inc.
4.45%, 09/26/28(a)	500	566,030
4.38%, 06/01/47	500	580,661
5.00%, 09/26/48	500	642,680
Linde, Inc.
2.70%, 02/21/23(a)	1,000	1,017,320
2.65%, 02/05/25	165	171,321
3.20%, 01/30/26(a)	250	266,086
1.10%, 08/10/30	900	840,715
2.00%, 08/10/50	705	615,629
LYB International Finance BV
4.00%, 07/15/23	255	266,405
5.25%, 07/15/43	75	96,542
4.88%, 03/15/44(a)	350	432,323
LYB International Finance III LLC
1.25%, 10/01/25(a)	210	206,445
3.38%, 05/01/30(a)	500	527,269
2.25%, 10/01/30	675	671,350
3.38%, 10/01/40	535	557,200
4.20%, 10/15/49(a)	830	958,638
4.20%, 05/01/50	500	577,892
3.63%, 04/01/51(a)	730	772,522
3.80%, 10/01/60	545	575,259
LyondellBasell Industries NV, 4.63%, 02/26/55(a)	900	1,097,262
Mosaic Co.
4.25%, 11/15/23	1,000	1,051,810
4.05%, 11/15/27(a)	1,000	1,103,439
5.45%, 11/15/33	250	310,021
Nutrien Ltd.
1.90%, 05/13/23	3,000	3,038,323
3.00%, 04/01/25(a)	250	260,236
4.00%, 12/15/26	250	273,334
2.95%, 05/13/30	1,000	1,052,323
4.90%, 06/01/43(a)	500	638,713
5.00%, 04/01/49	750	1,004,217
3.95%, 05/13/50(a)	1,000	1,157,539
PPG Industries, Inc.
2.40%, 08/15/24	1,000	1,030,897
1.20%, 03/15/26	420	410,812
2.80%, 08/15/29	1,000	1,041,048
Rohm & Haas Co., 7.85%, 07/15/29	125	169,886
RPM International, Inc., 5.25%, 06/01/45	250	320,659
Sherwin-Williams Co.
3.95%, 01/15/26	500	544,094
3.45%, 06/01/27	250	270,469
2.95%, 08/15/29	620	652,239
2.20%, 03/15/32	1,100	1,087,151
4.50%, 06/01/47	1,000	1,246,206
3.80%, 08/15/49	880	989,969
2.90%, 03/15/52	415	405,259
Westlake Chemical Corp.
3.60%, 08/15/26	500	536,207
3.38%, 06/15/30	300	317,944
2.88%, 08/15/41(a)	900	875,580

Security	Par (000)	Value

Chemicals (continued)
Westlake Chemical Corp. (continued)
5.00%, 08/15/46	$750	$948,288
3.13%, 08/15/51	630	606,746
3.38%, 08/15/61	500	476,955

		66,765,226

Commercial Services & Supplies — 0.0%
GATX Corp.
3.25%, 09/15/26	750	784,536
3.85%, 03/30/27	500	539,437
4.70%, 04/01/29(a)	1,000	1,148,367
1.90%, 06/01/31	2,000	1,899,355
3.10%, 06/01/51	490	475,967
George Washington University
4.87%, 09/15/45	100	135,159
Series 2014, 4.30%, 09/15/44(a)	250	317,197
Massachusetts Institute of Technology, 5.60%, 07/01/2111	500	873,568
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	1,193	1,173,204

		7,346,790

Communications Equipment — 0.1%
Cisco Systems, Inc.
2.60%, 02/28/23	500	511,277
2.20%, 09/20/23	1,000	1,024,761
3.63%, 03/04/24	1,000	1,060,881
2.95%, 02/28/26	1,500	1,594,096
2.50%, 09/20/26(a)	1,000	1,049,077
5.90%, 02/15/39	500	717,856
5.50%, 01/15/40	850	1,183,532
Juniper Networks, Inc.
3.75%, 08/15/29(a)	500	540,713
5.95%, 03/15/41	500	661,543
Motorola Solutions, Inc.
4.60%, 02/23/28(a)	500	564,514
4.60%, 05/23/29	965	1,102,520
2.30%, 11/15/30	840	811,515
2.75%, 05/24/31	590	591,062

		11,413,347

Construction Materials — 0.0%
Carlisle Cos., Inc., 2.20%, 03/01/32	300	288,916
WW Grainger, Inc., 4.60%, 06/15/45	1,250	1,599,478

		1,888,394

Consumer Discretionary — 0.0%
California Endowment, 2.50%, 04/01/51	84	82,414
Cintas Corp. No. 2, 3.70%, 04/01/27	500	546,997
GXO Logistics, Inc.(c)
1.65%, 07/15/26	1,000	975,740
2.65%, 07/15/31	500	493,830
Harley-Davidson, Inc., 4.63%, 07/28/45	600	637,688
Quanta Services, Inc.
2.35%, 01/15/32	230	223,312
3.05%, 10/01/41	270	261,035
RELX Capital, Inc., 3.50%, 03/16/23	300	308,808

		3,529,824

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance — 0.5%
American Express Co.
3.40%, 02/27/23	$2,000	$2,057,737
3.70%, 08/03/23	2,000	2,085,289
0.75%, 11/03/23	500	498,467
3.40%, 02/22/24	3,000	3,146,177
2.50%, 07/30/24	655	676,720
3.00%, 10/30/24	1,000	1,048,007
3.63%, 12/05/24(a)	300	320,550
3.13%, 05/20/26	3,000	3,174,543
1.65%, 11/04/26	1,000	1,002,809
3.30%, 05/03/27(c)	500	536,063
4.05%, 12/03/42	67	79,530
Andrew W Mellon Foundation, Series 2020, 0.95%, 08/01/27	112	108,647
Automatic Data Processing, Inc.
1.70%, 05/15/28	580	577,908
1.25%, 09/01/30	2,000	1,882,252
Block Financial LLC
2.50%, 07/15/28	510	510,564
3.88%, 08/15/30	1,000	1,069,915
Capital One Bank USA NA, 3.38%, 02/15/23	350	359,687
Capital One Financial Corp.
3.20%, 01/30/23	4,000	4,097,021
3.50%, 06/15/23	110	113,986
3.90%, 01/29/24	1,000	1,052,328
3.75%, 04/24/24	250	263,489
3.30%, 10/30/24	1,000	1,052,461
3.20%, 02/05/25	250	261,956
4.25%, 04/30/25	2,000	2,161,037
4.20%, 10/29/25	340	370,349
3.75%, 07/28/26	230	246,627
3.75%, 03/09/27	500	541,301
3.65%, 05/11/27	2,000	2,154,491
3.80%, 01/31/28	1,000	1,088,670
(SOFR + 0.86%), 1.88%, 11/02/27(b)	1,000	994,888
(SOFR + 1.27%), 2.62%, 11/02/32(b)	500	498,631
(SOFR + 1.34%), 2.36%, 07/29/32(b)	1,000	946,706
Discover Financial Services
3.95%, 11/06/24	350	372,236
3.75%, 03/04/25	75	79,345
Equifax, Inc.
2.60%, 12/01/24	1,000	1,033,692
2.35%, 09/15/31	1,000	986,445
Global Payments, Inc.
4.00%, 06/01/23	1,000	1,038,767
4.80%, 04/01/26	500	555,081
2.15%, 01/15/27	490	491,949
3.20%, 08/15/29(a)	250	260,390
2.90%, 05/15/30	1,815	1,847,946
2.90%, 11/15/31	390	395,571
4.15%, 08/15/49(a)	355	404,937
Mastercard, Inc.
3.38%, 04/01/24(a)	250	263,057
2.00%, 03/03/25(a)	1,200	1,230,276
3.30%, 03/26/27	235	253,948
3.50%, 02/26/28	1,000	1,097,087
2.95%, 06/01/29	1,500	1,606,899
3.35%, 03/26/30	830	913,041
1.90%, 03/15/31	515	517,810
2.00%, 11/18/31	2,200	2,193,272

Security	Par (000)	Value

Consumer Finance (continued)
Mastercard, Inc. (continued)
3.65%, 06/01/49(a)	$500	$578,640
3.85%, 03/26/50	1,050	1,261,902
2.95%, 03/15/51	550	569,059
Moody’s Corp.
4.88%, 02/15/24(a)	500	534,199
3.25%, 01/15/28	750	804,020
4.25%, 02/01/29	1,000	1,128,304
2.00%, 08/19/31	295	286,856
2.75%, 08/19/41	360	351,301
3.25%, 05/20/50	135	140,978
2.55%, 08/18/60	1,000	877,060
3.10%, 11/29/61	465	460,979
PayPal Holdings, Inc.
1.35%, 06/01/23	395	398,207
2.40%, 10/01/24	1,170	1,210,907
1.65%, 06/01/25	440	445,377
2.65%, 10/01/26	1,000	1,049,746
2.85%, 10/01/29	1,335	1,404,997
2.30%, 06/01/30	465	472,279
3.25%, 06/01/50(a)	585	626,590
S&P Global, Inc.
2.50%, 12/01/29	320	330,475
1.25%, 08/15/30	430	401,197
3.25%, 12/01/49	225	243,888
2.30%, 08/15/60	850	734,887
Synchrony Financial
4.50%, 07/23/25	190	205,286
3.95%, 12/01/27	1,000	1,073,819
5.15%, 03/19/29	500	574,603
2.88%, 10/28/31	890	888,141
Visa, Inc.
3.15%, 12/14/25	1,945	2,075,308
1.90%, 04/15/27(a)	2,000	2,028,625
2.75%, 09/15/27(a)	1,150	1,212,276
2.05%, 04/15/30	1,000	1,012,904
1.10%, 02/15/31	1,400	1,306,994
4.15%, 12/14/35	500	598,363
2.70%, 04/15/40	1,000	1,021,833
4.30%, 12/14/45	1,750	2,202,138
3.65%, 09/15/47	195	226,929
2.00%, 08/15/50	1,100	963,356
Western Union Co.
1.35%, 03/15/26(a)	900	881,960
2.75%, 03/15/31	900	885,694
6.20%, 11/17/36	525	647,900

		82,638,532

Containers & Packaging — 0.1%
Amcor Flexibles North America, Inc.
2.63%, 06/19/30	275	275,980
2.69%, 05/25/31	285	288,856
Avery Dennison Corp., 2.25%, 02/15/32	500	485,578
Berry Global, Inc.
1.57%, 01/15/26	1,000	978,520
1.65%, 01/15/27	500	488,447
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(a)	1,000	1,118,937
Georgia-Pacific LLC, 8.88%, 05/15/31	525	811,368
International Paper Co.
7.30%, 11/15/39	1,750	2,681,353
4.80%, 06/15/44	218	275,537

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Containers & Packaging (continued)
International Paper Co. (continued)
4.40%, 08/15/47	$250	$307,134
4.35%, 08/15/48(a)	575	704,300
Packaging Corp. of America
3.00%, 12/15/29	200	209,118
4.05%, 12/15/49	650	758,546
3.05%, 10/01/51	185	184,095
Sonoco Products Co., 3.13%, 05/01/30(a)	1,300	1,359,341
Suzano Austria GmbH
6.00%, 01/15/29	1,000	1,156,125
3.75%, 01/15/31(a)	2,000	2,029,750
WestRock MWV LLC, 8.20%, 01/15/30(a)	100	138,641
WRKCo, Inc.
4.65%, 03/15/26	1,170	1,304,551
3.38%, 09/15/27	500	531,897
4.00%, 03/15/28	1,000	1,105,165
4.90%, 03/15/29(a)	1,000	1,163,299

		18,356,538

Diversified Financial Services — 4.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.30%, 01/23/23	500	510,518
1.15%, 10/29/23	1,000	995,670
4.88%, 01/16/24	1,000	1,063,457
2.88%, 08/14/24(a)	3,000	3,085,694
1.65%, 10/29/24	4,175	4,167,427
6.50%, 07/15/25	1,000	1,142,740
1.75%, 01/30/26	1,000	980,812
2.45%, 10/29/26	1,945	1,960,949
3.65%, 07/21/27(a)	1,000	1,053,821
3.88%, 01/23/28(a)	500	530,175
3.00%, 10/29/28	1,500	1,521,204
3.30%, 01/30/32	3,435	3,499,481
3.40%, 10/29/33	495	503,966
3.85%, 10/29/41	150	156,246
Air Lease Corp.
2.25%, 01/15/23	1,095	1,108,556
3.00%, 09/15/23	500	513,141
4.25%, 02/01/24	500	526,781
4.25%, 09/15/24	250	265,878
2.30%, 02/01/25(a)	375	380,152
3.25%, 03/01/25	2,000	2,075,276
3.38%, 07/01/25	1,000	1,043,420
2.88%, 01/15/26	1,000	1,031,440
1.88%, 08/15/26	155	152,434
3.63%, 12/01/27(a)	200	210,555
2.10%, 09/01/28	500	482,209
3.25%, 10/01/29	500	510,737
3.00%, 02/01/30	400	399,239
3.13%, 12/01/30(a)	2,000	2,040,745
Aircastle Ltd.
5.00%, 04/01/23	100	104,382
4.13%, 05/01/24	1,000	1,044,100
4.25%, 06/15/26	500	535,570
Ally Financial, Inc.
3.05%, 06/05/23	2,000	2,050,526
1.45%, 10/02/23	2,335	2,345,715
3.88%, 05/21/24	1,500	1,580,749
5.13%, 09/30/24	2,300	2,513,019
4.63%, 03/30/25(a)	1,500	1,629,467

Security	Par (000)	Value

Diversified Financial Services (continued)
Ally Financial, Inc. (continued)
5.80%, 05/01/25(a)	$1,500	$1,692,702
2.20%, 11/02/28	1,190	1,182,058
8.00%, 11/01/31	700	990,898
Banco Santander SA
3.13%, 02/23/23	1,000	1,023,527
2.71%, 06/27/24	1,000	1,035,378
2.75%, 05/28/25	1,400	1,447,026
5.18%, 11/19/25	200	222,626
1.85%, 03/25/26	400	398,165
4.25%, 04/11/27	2,000	2,198,841
3.80%, 02/23/28	600	650,393
4.38%, 04/12/28	1,000	1,115,101
3.31%, 06/27/29	600	634,144
3.49%, 05/28/30	800	844,515
2.75%, 12/03/30	400	391,425
2.96%, 03/25/31	600	612,174
(1 year CMT + 0.90%), 1.72%, 09/14/27(b)	800	785,442
(1 year CMT + 1.60%), 3.23%, 11/22/32(b)	1,200	1,201,128
Bank of America Corp.
3.30%, 01/11/23	3,000	3,082,112
4.10%, 07/24/23(a)	4,000	4,204,679
4.13%, 01/22/24(a)	2,000	2,124,906
4.00%, 04/01/24	500	531,524
4.20%, 08/26/24	1,750	1,875,753
4.00%, 01/22/25	750	800,991
3.88%, 08/01/25	2,250	2,438,796
4.45%, 03/03/26	1,340	1,475,283
3.50%, 04/19/26(a)	645	694,786
4.25%, 10/22/26	1,290	1,423,389
3.25%, 10/21/27	1,375	1,463,553
6.11%, 01/29/37	350	470,811
7.75%, 05/14/38(a)	200	313,371
5.88%, 02/07/42	1,100	1,561,897
5.00%, 01/21/44	1,250	1,641,460
4.88%, 04/01/44	1,000	1,301,167
(3 mo. LIBOR US + 0.64%), 2.02%, 02/13/26	1,400	1,418,018
(3 mo. LIBOR US + 0.78%), 3.55%, 03/05/24(b)	2,000	2,059,444
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(b)	2,000	2,103,991
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(b)	385	395,419
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(b)	1,500	1,562,787
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(b)	1,000	1,045,811
(3 mo. LIBOR US + 0.99%), 2.50%, 02/13/31(b)	3,500	3,508,920
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(b)	5,544	5,919,133
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(b)	1,000	1,069,352
(3 mo. LIBOR US + 1.07%), 3.97%, 03/05/29	1,000	1,094,227
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(b)	1,000	1,040,488
(3 mo. LIBOR US + 1.18%), 3.19%, 07/23/30(b)	4,965	5,236,033
(3 mo. LIBOR US + 1.19%), 2.88%, 10/22/30(b)	1,000	1,032,548

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued)
(3 mo. LIBOR US + 1.19%), 3.95%, 01/23/49(b)	$600	$700,428
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30(b)	2,650	2,919,066
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(b)	1,450	1,616,665
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40(b)	1,000	1,148,840
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(b)	500	538,140
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(b)	1,000	1,085,232
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(b)	2,000	2,474,219
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(b)	2,000	2,165,752
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(b)	1,500	1,760,006
(3 mo. LIBOR US + 1.99%), 4.44%, 01/20/48	1,150	1,429,021
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(b)	3,900	4,691,024
(5 year CMT + 1.20%), 2.48%, 09/21/36(b)	2,000	1,937,340
(SOFR + 0.41%), 0.52%, 06/14/24(b)	900	894,027
(SOFR + 0.65%), 1.53%, 12/06/25(b)	1,000	1,001,630
(SOFR + 0.69%), 0.98%, 04/22/25(b)	1,000	991,983
(SOFR + 0.74%), 0.81%, 10/24/24	1,600	1,589,333
(SOFR + 0.91%), 1.66%, 03/11/27(b)	1,700	1,688,063
(SOFR + 0.96%), 1.73%, 07/22/27(b)	4,300	4,268,685
(SOFR + 1.01%), 1.20%, 10/24/26(b)	1,100	1,078,046
(SOFR + 1.06%), 2.09%, 06/14/29(b)	2,000	1,985,942
(SOFR + 1.15%), 1.32%, 06/19/26(b)	1,700	1,681,945
(SOFR + 1.21%), 2.57%, 10/20/32(b)	2,205	2,215,593
(SOFR + 1.22%), 2.65%, 03/11/32(b)	1,700	1,721,842
(SOFR + 1.22%), 2.30%, 07/21/32(b)	400	393,283
(SOFR + 1.32%), 2.69%, 04/22/32(b)	3,145	3,191,629
(SOFR + 1.37%), 1.92%, 10/24/31(b)	1,700	1,627,677
(SOFR + 1.53%), 1.90%, 07/23/31(b)	2,000	1,914,151
(SOFR + 1.56%), 2.97%, 07/21/52(b)	200	200,595
(SOFR + 1.58%), 3.31%, 04/22/42(b)	3,000	3,153,060
(SOFR + 1.65%), 3.48%, 03/13/52(b)	715	788,971
(SOFR + 1.88%), 2.83%, 10/24/51(a)(b)	815	800,163
(SOFR + 1.93%), 2.68%, 06/19/41(b)	3,000	2,887,706
(SOFR + 2.15%), 2.59%, 04/29/31(b)	2,700	2,727,472
Series L, 3.95%, 04/21/25	2,155	2,303,482
Series L, 4.18%, 11/25/27	1,000	1,094,143
Bank of Nova Scotia
2.38%, 01/18/23	475	483,151
3.40%, 02/11/24	1,000	1,049,213
0.65%, 07/31/24	1,565	1,545,362
2.20%, 02/03/25(a)	2,000	2,046,009
4.50%, 12/16/25	250	274,612
1.35%, 06/24/26	2,000	1,976,251
2.70%, 08/03/26(a)	500	521,214
1.30%, 09/15/26(a)	1,400	1,372,088
2.15%, 08/01/31	1,000	992,162
Barclays PLC
3.68%, 01/10/23	1,500	1,500,697
3.65%, 03/16/25	450	475,292
4.38%, 01/12/26	2,000	2,186,395
5.20%, 05/12/26	1,000	1,115,870

Security	Par (000)	Value

Diversified Financial Services (continued)
Barclays PLC (continued)
4.34%, 01/10/28	$750	$818,831
4.84%, 05/09/28(a)	1,000	1,101,578
5.25%, 08/17/45(a)	250	330,992
4.95%, 01/10/47	1,000	1,294,779
(1 year CMT + 1.05%), 2.28%, 11/24/27(b)	1,000	1,001,783
(1 year CMT + 1.20%), 2.67%, 03/10/32(b)	2,000	1,983,537
(1 year CMT + 1.30%), 3.33%, 11/24/42(b)	1,000	1,017,620
(1 year CMT + 1.90%), 2.65%, 06/24/31(b)	2,000	1,991,432
(3 mo. LIBOR US + 1.36%), 4.34%, 05/16/24(b)	2,000	2,081,951
(3 mo. LIBOR US + 1.61%), 3.93%, 05/07/25(a)(b)	4,000	4,206,616
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(b)	2,250	2,566,395
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(b)	1,000	1,134,332
(5 year CMT + 2.90%), 3.56%, 09/23/35(b)	1,000	1,024,134
(SOFR + 2.71%), 2.85%, 05/07/26(b)	500	515,678
Blackstone Private Credit Fund(c)
2.63%, 12/15/26	300	292,487
3.25%, 03/15/27	1,200	1,212,395
BNP Paribas SA
3.25%, 03/03/23	250	257,413
4.25%, 10/15/24(a)	500	539,228
Cboe Global Markets, Inc., 1.63%, 12/15/30	1,700	1,614,738
Citigroup, Inc.
3.50%, 05/15/23	3,500	3,618,140
3.88%, 10/25/23	3,000	3,161,784
3.88%, 03/26/25(a)	500	533,605
3.30%, 04/27/25	155	164,621
4.40%, 06/10/25	500	544,514
5.50%, 09/13/25	1,000	1,130,924
3.70%, 01/12/26	1,000	1,081,275
4.60%, 03/09/26	750	827,139
3.40%, 05/01/26(a)	500	536,130
3.20%, 10/21/26	2,500	2,649,221
4.30%, 11/20/26	150	165,971
4.45%, 09/29/27	3,000	3,345,060
4.13%, 07/25/28	750	823,055
6.63%, 06/15/32	100	132,660
6.13%, 08/25/36(a)	184	250,601
8.13%, 07/15/39	575	972,159
5.88%, 01/30/42	2,500	3,533,203
6.68%, 09/13/43	250	375,867
5.30%, 05/06/44	500	652,416
4.65%, 07/30/45	750	945,705
4.75%, 05/18/46	1,500	1,844,468
4.65%, 07/23/48	1,500	1,926,064
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(b)	4,000	4,176,595
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(b)	2,000	2,145,363
(3 mo. LIBOR US + 1.34%), 3.98%, 03/20/30(b)	2,500	2,759,724
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(b)	1,000	1,078,542
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(b)	1,000	1,084,169
(3 mo. LIBOR US + 1.84%), 4.28%, 04/24/48(b)	1,000	1,226,949

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Citigroup, Inc. (continued)
(SOFR + 0.53%), 1.28%, 11/03/25(b)	$445	$443,803
(SOFR + 0.67%), 0.98%, 05/01/25(b)	690	684,559
(SOFR + 0.77%), 1.12%, 01/28/27(b)	2,200	2,142,768
(SOFR + 0.77%), 1.46%, 06/09/27(b)	3,205	3,150,326
(SOFR + 1.15%), 2.67%, 01/29/31(a)(b)	1,000	1,015,136
(SOFR + 1.17%), 2.56%, 05/01/32(b)	1,205	1,211,249
(SOFR + 1.18%), 2.52%, 11/03/32(b)	340	339,597
(SOFR + 1.38%), 2.90%, 11/03/42(b)	495	490,114
(SOFR + 1.42%), 2.98%, 11/05/30(b)	1,000	1,038,455
(SOFR + 1.67%), 1.68%, 05/15/24(b)	1,000	1,011,089
(SOFR + 2.11%), 2.57%, 06/03/31(a)(b)	1,500	1,512,973
(SOFR + 2.84%), 3.11%, 04/08/26(b)	1,400	1,467,658
(SOFR + 3.91%), 4.41%, 03/31/31(b)	2,400	2,740,943
(SOFR + 4.55%), 5.32%, 03/26/41(b)	2,400	3,172,010
Clorox Co.
3.50%, 12/15/24(a)	250	266,276
3.10%, 10/01/27	500	530,629
CME Group, Inc.
3.00%, 03/15/25(a)	1,250	1,312,186
3.75%, 06/15/28	1,000	1,112,262
5.30%, 09/15/43	100	138,987
Credit Suisse Group AG
3.80%, 06/09/23	1,000	1,036,049
3.75%, 03/26/25	2,500	2,652,761
4.55%, 04/17/26	2,250	2,478,917
4.88%, 05/15/45(a)	1,500	1,899,173
Deutsche Bank AG
3.95%, 02/27/23	2,000	2,062,277
0.96%, 11/08/23	475	474,154
0.90%, 05/28/24	330	327,118
3.70%, 05/30/24	215	225,753
4.10%, 01/13/26	350	375,422
1.69%, 03/19/26(a)	570	567,192
(SOFR + 1.22%), 2.31%, 11/16/27(b)	1,020	1,019,546
(SOFR + 1.72%), 3.04%, 05/28/32(b)	475	478,628
(SOFR + 1.87%), 2.13%, 11/24/26(b)	1,405	1,402,694
(SOFR + 2.16%), 2.22%, 09/18/24(b)	1,435	1,453,458
(SOFR + 2.58%), 3.96%, 11/26/25(b)	800	844,759
(SOFR + 3.04%), 3.55%, 09/18/31(b)	855	899,855
GE Capital Funding LLC, 4.55%, 05/15/32	1,000	1,182,846
GE Capital International Funding Co., 4.42%, 11/15/35	3,071	3,664,809
Goldman Sachs Group, Inc.
3.63%, 01/22/23	150	154,477
3.63%, 02/20/24	1,000	1,049,057
4.00%, 03/03/24	3,425	3,631,424
3.85%, 07/08/24	500	529,032
3.50%, 01/23/25	3,750	3,953,400
3.50%, 04/01/25	1,915	2,024,986
3.75%, 05/22/25	2,250	2,401,219
4.25%, 10/21/25	1,050	1,145,082
3.75%, 02/25/26(a)	380	409,225
3.50%, 11/16/26	2,000	2,131,398
5.95%, 01/15/27(a)	250	294,693
3.85%, 01/26/27	2,000	2,149,544
2.60%, 02/07/30(a)	2,000	2,033,492
3.80%, 03/15/30	2,600	2,862,122
6.75%, 10/01/37	1,650	2,339,533
6.25%, 02/01/41	1,000	1,453,744
4.80%, 07/08/44	1,250	1,596,445

Security	Par (000)	Value

Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (continued)
5.15%, 05/22/45	$1,500	$1,950,701
4.75%, 10/21/45	1,750	2,252,393
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	2,000	2,175,506
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(b)	1,000	1,049,243
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	3,000	3,332,481
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(b)	2,000	2,287,458
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(b)	2,400	2,866,916
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(b)	2,500	2,692,111
(SOFR + 0.49%), 0.93%, 10/21/24(b)	1,000	995,698
(SOFR + 0.51%), 0.66%, 09/10/24(b)	2,000	1,983,217
(SOFR + 0.57%), 0.67%, 03/08/24(b)	1,500	1,493,223
(SOFR + 0.80%), 1.43%, 03/09/27(b)	2,500	2,449,061
(SOFR + 0.82%), 1.54%, 09/10/27(b)	2,000	1,959,477
(SOFR + 0.91%), 1.95%, 10/21/27(b)	1,650	1,642,741
(SOFR + 1.09%), 1.99%, 01/27/32(b)	1,460	1,399,814
(SOFR + 1.25%), 2.38%, 07/21/32(b)	2,800	2,756,869
(SOFR + 1.26%), 2.65%, 10/21/32(b)	1,605	1,615,042
(SOFR + 1.28%), 2.62%, 04/22/32(b)	3,355	3,379,094
(SOFR + 1.47%), 2.91%, 07/21/42(b)	2,000	1,988,407
(SOFR + 1.51%), 3.21%, 04/22/42(b)	1,000	1,037,087
Series VAR, (SOFR + 0.79%), 1.09%, 12/09/26(b)	3,000	2,923,374
HSBC Holdings PLC
3.60%, 05/25/23	3,750	3,888,748
4.25%, 03/14/24	500	527,961
4.25%, 08/18/25(a)	500	537,608
4.30%, 03/08/26	1,000	1,095,780
3.90%, 05/25/26	3,000	3,235,385
4.38%, 11/23/26	2,000	2,194,243
4.95%, 03/31/30	1,353	1,587,611
6.50%, 05/02/36	200	271,725
6.50%, 09/15/37	750	1,037,661
6.80%, 06/01/38	250	353,844
6.10%, 01/14/42(a)	1,000	1,429,771
5.25%, 03/14/44(a)	1,250	1,630,516
(3 mo. LIBOR US + 0.99%), 3.95%, 05/18/24(b)	3,380	3,505,253
(3 mo. LIBOR US + 1.21%), 3.80%, 03/11/25(b)	1,000	1,049,372
(3 mo. LIBOR US + 1.35%), 4.29%, 09/12/26(a)(b)	3,000	3,238,820
(3 mo. LIBOR US + 1.53%), 4.58%, 06/19/29(b)	3,000	3,360,736
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(b)	3,000	3,242,827
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(b)	3,000	3,254,244
(SOFR + 0.58%), 1.16%, 11/22/24(b)	1,110	1,106,706
(SOFR + 0.71%), 0.98%, 05/24/25(b)	560	553,229
(SOFR + 1.10%), 2.25%, 11/22/27(b)	1,250	1,252,604
(SOFR + 1.19%), 2.80%, 05/24/32(b)	2,730	2,738,469
(SOFR + 1.29%), 2.21%, 08/17/29(b)	745	730,563
(SOFR + 1.40%), 2.63%, 11/07/25(b)	1,000	1,025,686
(SOFR + 1.41%), 2.87%, 11/22/32(b)	2,000	2,016,595

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC (continued)
(SOFR + 1.54%), 1.65%, 04/18/26(b)	$1,740	$1,725,577
(SOFR + 1.73%), 2.01%, 09/22/28(b)	1,000	978,895
(SOFR + 1.95%), 2.36%, 08/18/31(b)	2,000	1,953,988
(SOFR + 2.39%), 2.85%, 06/04/31(b)	2,000	2,023,099
Intercontinental Exchange, Inc.
4.00%, 10/15/23	2,000	2,104,048
3.75%, 12/01/25	1,115	1,204,986
3.75%, 09/21/28	1,135	1,253,232
2.10%, 06/15/30	770	763,010
1.85%, 09/15/32	165	157,936
2.65%, 09/15/40	1,000	965,682
4.25%, 09/21/48	500	611,134
3.00%, 06/15/50	435	439,868
3.00%, 09/15/60	1,550	1,524,761
John Deere Capital Corp.
2.80%, 03/06/23	500	512,328
3.45%, 06/07/23(a)	2,000	2,072,888
3.45%, 01/10/24(a)	1,000	1,050,517
0.45%, 01/17/24	250	247,577
0.45%, 06/07/24	405	399,950
0.63%, 09/10/24(a)	160	158,201
2.05%, 01/09/25	1,000	1,027,492
0.70%, 01/15/26	900	872,743
1.05%, 06/17/26(a)	2,000	1,965,600
2.25%, 09/14/26	500	515,475
3.05%, 01/06/28	300	320,716
1.50%, 03/06/28(a)	250	246,441
2.80%, 07/18/29	630	664,464
2.45%, 01/09/30(a)	300	308,993
1.45%, 01/15/31	900	856,691
2.00%, 06/17/31	2,000	1,999,008
JPMorgan Chase & Co.
2.97%, 01/15/23	2,000	2,001,378
3.20%, 01/25/23	3,150	3,235,427
3.38%, 05/01/23	3,500	3,608,319
2.70%, 05/18/23	2,500	2,556,726
3.88%, 02/01/24(a)	2,000	2,117,252
3.63%, 05/13/24(a)	1,000	1,057,707
3.88%, 09/10/24	1,300	1,378,871
3.13%, 01/23/25(a)	1,250	1,312,534
3.90%, 07/15/25	2,250	2,435,118
3.30%, 04/01/26(a)	500	533,236
3.20%, 06/15/26	1,000	1,060,420
2.95%, 10/01/26	3,000	3,166,930
7.63%, 10/15/26(a)	500	628,811
4.13%, 12/15/26	250	275,743
4.25%, 10/01/27	500	560,877
3.63%, 12/01/27	1,000	1,077,521
6.40%, 05/15/38	1,100	1,600,435
5.50%, 10/15/40	125	170,037
5.60%, 07/15/41(a)	550	761,591
5.40%, 01/06/42	400	543,936
5.63%, 08/16/43	500	698,901
4.85%, 02/01/44	100	130,637
4.95%, 06/01/45	1,250	1,626,649
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(b)	1,500	1,550,081
(3 mo. LIBOR US + 0.89%), 3.80%, 07/23/24(b)	2,500	2,605,439

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued)
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(b)	$1,000	$1,071,241
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(b)	2,000	2,108,735
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(b)	4,000	4,415,020
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(a)(b)	2,000	2,079,129
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(b)	1,000	1,092,852
(3 mo. LIBOR US + 1.22%), 3.90%, 01/23/49(b)	1,750	2,027,359
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(b)	1,175	1,314,392
(3 mo. LIBOR US + 1.33%), 4.45%, 12/05/29(a)(b)	2,500	2,837,236
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(b)	2,000	2,165,066
(3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(b)	1,000	1,135,001
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(a)(b)	1,750	1,900,559
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(b)	2,500	2,932,079
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(b)	1,500	1,770,652
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(a)(b)	1,000	1,222,470
(SOFR + 0.49%), 0.77%, 08/09/25(b)	1,000	984,153
(SOFR + 0.54%), 0.82%, 06/01/25(b)	1,305	1,289,763
(SOFR + 0.58%), 0.97%, 06/23/25(b)	1,000	990,266
(SOFR + 0.61%), 1.56%, 12/10/25(b)	1,000	1,001,067
(SOFR + 0.77%), 1.47%, 09/22/27(b)	1,000	980,227
(SOFR + 0.89%), 1.58%, 04/22/27(b)	300	296,464
(SOFR + 1.02%), 2.07%, 06/01/29(a)(b)	1,400	1,388,318
(SOFR + 1.07%), 1.95%, 02/04/32(b)	2,000	1,926,326
(SOFR + 1.11%), 1.76%, 11/19/31(a)(b)	1,000	947,795
(SOFR + 1.16%), 2.30%, 10/15/25(b)	500	511,354
(SOFR + 1.18%), 2.55%, 11/08/32(b)	3,610	3,630,295
(SOFR + 1.25%), 2.58%, 04/22/32(b)	1,465	1,483,824
(SOFR + 1.46%), 1.51%, 06/01/24(b)	2,000	2,015,183
(SOFR + 1.46%), 3.16%, 04/22/42(b)	2,300	2,400,925
(SOFR + 1.51%), 2.74%, 10/15/30(a)(b)	3,000	3,082,450
(SOFR + 1.51%), 2.53%, 11/19/41(b)	1,500	1,426,347
(SOFR + 1.58%), 3.33%, 04/22/52(b)	2,700	2,889,056
(SOFR + 1.59%), 2.01%, 03/13/26(b)	1,300	1,315,331
(SOFR + 1.85%), 2.08%, 04/22/26(b)	3,100	3,146,403
(SOFR + 2.04%), 2.52%, 04/22/31(b)	1,600	1,617,172
(SOFR + 2.44%), 3.11%, 04/22/51(b)	2,700	2,789,559
(SOFR + 2.46%), 3.11%, 04/22/41(b)	1,100	1,139,214
(SOFR + 2.52%), 2.96%, 05/13/31(b)	2,000	2,070,747
(SOFR + 3.79%), 4.49%, 03/24/31(b)	2,000	2,314,417
Kimberly-Clark Corp.
2.65%, 03/01/25	85	88,938
2.75%, 02/15/26(a)	500	528,600
2.00%, 11/02/31	300	298,437
5.30%, 03/01/41	250	336,933
3.20%, 07/30/46(a)	210	229,286
3.90%, 05/04/47(a)	750	898,551

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Kimberly-Clark Corp. (continued)
2.88%, 02/07/50(a)	$800	$820,080
Lloyds Banking Group PLC
4.05%, 08/16/23(a)	500	523,851
3.90%, 03/12/24	500	528,155
4.50%, 11/04/24	2,000	2,154,666
4.45%, 05/08/25	500	543,119
4.58%, 12/10/25	250	272,709
4.65%, 03/24/26	750	825,644
4.38%, 03/22/28	1,000	1,121,841
4.55%, 08/16/28	2,000	2,274,668
5.30%, 12/01/45	850	1,123,175
4.34%, 01/09/48	1,300	1,515,268
(1 year CMT + 1.00%), 2.44%, 02/05/26(b)	340	346,624
(1 year CMT + 3.50%), 3.87%, 07/09/25(b)	1,000	1,056,378
(3 mo. LIBOR US + 1.21%), 3.57%, 11/07/28(a)(b)	500	534,004
Mitsubishi UFJ Financial Group, Inc.
3.46%, 03/02/23	3,000	3,088,741
3.76%, 07/26/23	1,500	1,564,308
2.53%, 09/13/23	1,000	1,025,905
2.80%, 07/18/24	1,000	1,036,479
2.19%, 02/25/25	500	509,899
3.85%, 03/01/26	500	540,972
2.76%, 09/13/26	250	259,972
3.29%, 07/25/27(a)	1,000	1,067,954
3.96%, 03/02/28	1,000	1,108,926
3.74%, 03/07/29	2,000	2,184,863
2.56%, 02/25/30	2,000	2,016,918
2.05%, 07/17/30	2,000	1,942,497
4.29%, 07/26/38(a)	250	299,745
3.75%, 07/18/39	1,010	1,144,980
(1 year CMT + 0.45%), 0.96%, 10/11/25(b)	410	404,297
(1 year CMT + 0.55%), 0.95%, 07/19/25(a)(b)	2,500	2,469,331
(1 year CMT + 0.67%), 1.64%, 10/13/27(b)	500	493,467
(1 year CMT + 0.68%), 0.85%, 09/15/24(b)	2,000	1,990,096
(1 year CMT + 0.75%), 1.54%, 07/20/27(b)	500	491,097
(1 year CMT + 0.95%), 2.31%, 07/20/32(b)	500	492,994
(1 year CMT + 0.97%), 2.49%, 10/13/32(b)	215	215,266
Mizuho Financial Group, Inc.
3.55%, 03/05/23	2,000	2,062,364
3.17%, 09/11/27	1,000	1,053,506
2.56%, 09/13/31	2,000	1,949,289
(1 year CMT + 0.67%), 1.23%, 05/22/27(b)	2,000	1,939,066
(1 year CMT + 0.75%), 1.55%, 07/09/27(b)	500	491,897
(1 year CMT + 0.90%), 2.26%, 07/09/32(a)(b)	500	488,577
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24(b)	2,000	2,089,402
(3 mo. LIBOR US + 1.13%), 3.15%, 07/16/30(a)(b)	1,000	1,048,540
(SOFR + 0.87%), 0.85%, 09/08/24(b)	2,000	1,989,608
(SOFR + 1.25%), 1.24%, 07/10/24(b)	800	801,937
(SOFR + 1.36%), 2.56%, 09/13/25(b)	905	929,088
(SOFR + 1.57%), 2.87%, 09/13/30(b)	500	515,906
(SOFR + 1.77%), 2.20%, 07/10/31(a)(b)	1,000	977,684
Morgan Stanley
3.13%, 01/23/23	3,500	3,588,628
3.75%, 02/25/23	500	517,144
4.10%, 05/22/23	250	260,382
3.70%, 10/23/24	1,500	1,597,425

Security	Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley (continued)
4.00%, 07/23/25	$2,005	$2,172,899
5.00%, 11/24/25	1,250	1,399,297
3.88%, 01/27/26	1,750	1,892,329
3.13%, 07/27/26	500	529,661
4.35%, 09/08/26	1,500	1,658,007
3.63%, 01/20/27	2,000	2,168,317
3.95%, 04/23/27	250	275,220
7.25%, 04/01/32	50	71,246
6.38%, 07/24/42	1,050	1,590,705
4.30%, 01/27/45	1,000	1,229,623
4.38%, 01/22/47	1,500	1,884,212
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24(b)	4,000	4,138,166
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29(b)	3,000	3,264,527
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(a)(b)	2,250	2,425,707
(3 mo. LIBOR US + 1.43%), 4.46%, 04/22/39(b)	3,000	3,598,855
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	1,000	1,139,668
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(b)	750	854,668
(SOFR + 0.46%), 0.53%, 01/25/24(b)	2,500	2,491,407
(SOFR + 0.51%), 0.79%, 01/22/25(b)	500	494,934
(SOFR + 0.53%), 0.79%, 05/30/25(b)	2,305	2,274,876
(SOFR + 0.56%), 1.16%, 10/21/25(b)	3,000	2,976,304
(SOFR + 0.62%), 0.73%, 04/05/24(b)	4,000	3,987,595
(SOFR + 0.72%), 0.99%, 12/10/26(b)	1,800	1,745,884
(SOFR + 0.86%), 1.51%, 07/20/27(b)	1,910	1,879,897
(SOFR + 0.88%), 1.59%, 05/04/27(b)	125	123,768
(SOFR + 1.02%), 1.93%, 04/28/32(b)	3,100	2,962,100
(SOFR + 1.03%), 1.79%, 02/13/32(b)	1,980	1,874,159
(SOFR + 1.14%), 2.70%, 01/22/31(b)	4,000	4,092,338
(SOFR + 1.15%), 2.72%, 07/22/25(b)	605	623,450
(SOFR + 1.18%), 2.24%, 07/21/32(b)	500	489,037
(SOFR + 1.20%), 2.51%, 10/20/32(b)	1,645	1,643,251
(SOFR + 1.36%), 2.48%, 09/16/36(b)	2,690	2,590,335
(SOFR + 1.43%), 2.80%, 01/25/52(b)	1,285	1,260,842
(SOFR + 1.49%), 3.22%, 04/22/42(b)	35	36,668
(SOFR + 1.99%), 2.19%, 04/28/26(a)(b)	3,430	3,497,286
(SOFR + 3.12%), 3.62%, 04/01/31(b)	4,020	4,380,566
(SOFR + 4.84%), 5.60%, 03/24/51(a)(b)	1,000	1,493,731
Series F, 3.88%, 04/29/24(a)	250	265,023
Nasdaq, Inc.
4.25%, 06/01/24	250	265,560
3.85%, 06/30/26	600	654,189
1.65%, 01/15/31	1,500	1,396,312
3.25%, 04/28/50	1,000	1,016,741
Natwest Group PLC
3.88%, 09/12/23	1,000	1,042,746
6.00%, 12/19/23	1,000	1,086,644
4.80%, 04/05/26	1,000	1,112,264
(1 year CMT + 0.90%), 1.64%, 06/14/27(b)	695	685,469
(1 year CMT + 2.15%), 2.36%, 05/22/24(b)	385	391,146
(1 year CMT + 2.55%), 3.07%, 05/22/28(b)	580	603,252
(3 mo. LIBOR US + 1.55%), 4.52%, 06/25/24(a)(b)	2,000	2,092,253

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Natwest Group PLC (continued)
(3 mo. LIBOR US + 1.75%), 4.89%, 05/18/29(b)	$1,000	$1,143,732
(3 mo. LIBOR US + 1.76%), 4.27%, 03/22/25(b)	1,000	1,058,248
(3 mo. LIBOR US + 1.87%), 4.45%, 05/08/30(b)	1,000	1,123,169
(3 mo. LIBOR US + 1.91%), 5.08%, 01/27/30(b)	1,000	1,159,788
(5 year CMT + 2.10%), 3.75%, 11/01/29(b)	2,290	2,387,791
(5 year CMT + 2.35%), 3.03%, 11/28/35(b)	300	296,007
ORIX Corp., 2.25%, 03/09/31(a)	500	498,184
Rexford Industrial Realty LP
2.13%, 12/01/30	400	379,949
2.15%, 09/01/31(a)	445	420,169
Sumitomo Mitsui Financial Group, Inc.
3.10%, 01/17/23(a)	4,000	4,094,872
3.75%, 07/19/23	500	520,870
3.94%, 10/16/23	1,000	1,050,949
2.45%, 09/27/24	2,000	2,056,879
2.35%, 01/15/25	2,000	2,049,309
1.47%, 07/08/25(a)	2,000	1,989,526
3.78%, 03/09/26	500	539,283
2.63%, 07/14/26	1,000	1,035,287
1.40%, 09/17/26	1,500	1,464,086
3.01%, 10/19/26	250	261,811
3.36%, 07/12/27(a)	1,000	1,070,855
3.35%, 10/18/27	500	534,139
3.54%, 01/17/28	2,000	2,157,926
1.90%, 09/17/28	1,500	1,470,493
3.04%, 07/16/29	920	958,867
3.20%, 09/17/29	500	520,390
2.72%, 09/27/29	1,000	1,022,728
2.13%, 07/08/30	2,000	1,943,081
1.71%, 01/12/31	900	847,556
2.22%, 09/17/31	565	554,178
2.93%, 09/17/41(a)	200	197,545

		738,618,131

Diversified Telecommunication Services — 0.8%
AT&T, Inc.
4.05%, 12/15/23	2,500	2,645,074
0.90%, 03/25/24	2,000	1,990,965
4.45%, 04/01/24	2,500	2,668,444
3.95%, 01/15/25	500	534,294
3.40%, 05/15/25	1,000	1,056,421
4.13%, 02/17/26	1,000	1,090,746
1.70%, 03/25/26	700	696,384
1.65%, 02/01/28	1,100	1,076,709
4.35%, 03/01/29	2,000	2,246,552
4.30%, 02/15/30	3,000	3,376,470
2.75%, 06/01/31(a)	2,000	2,040,507
2.25%, 02/01/32	1,400	1,352,850
2.55%, 12/01/33	5,518	5,396,836
4.50%, 05/15/35(a)	1,310	1,513,309
4.90%, 08/15/37	750	906,262
4.85%, 03/01/39	2,000	2,390,550
5.35%, 09/01/40	1	1,267
3.50%, 06/01/41	1,000	1,027,744
4.90%, 06/15/42	350	421,642
3.10%, 02/01/43	1,600	1,555,425
4.65%, 06/01/44	250	292,798

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
4.75%, 05/15/46	$1,000	$1,207,635
4.50%, 03/09/48	1,000	1,165,855
3.65%, 06/01/51	1,000	1,035,645
3.30%, 02/01/52	800	783,431
3.50%, 09/15/53	4,624	4,665,131
3.55%, 09/15/55	9,407	9,441,136
3.80%, 12/01/57(a)	4,577	4,764,940
3.65%, 09/15/59	7,181	7,252,013
3.85%, 06/01/60	1,000	1,044,563
3.50%, 02/01/61(a)	600	589,984
British Telecommunications PLC
5.13%, 12/04/28(a)	1,000	1,132,459
9.63%, 12/15/30	900	1,317,934
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1,650	2,398,214
Telefonica Emisiones SA
4.10%, 03/08/27(a)	1,000	1,100,698
7.05%, 06/20/36	75	107,000
4.67%, 03/06/38	1,000	1,150,424
5.21%, 03/08/47	1,750	2,172,657
4.90%, 03/06/48(a)	1,500	1,804,209
5.52%, 03/01/49(a)	500	650,894
Telefonica Europe BV, 8.25%, 09/15/30	300	423,669
Verizon Communications, Inc.
0.75%, 03/22/24	335	333,627
3.50%, 11/01/24	250	266,014
3.38%, 02/15/25	1,496	1,592,224
0.85%, 11/20/25	1,450	1,414,622
1.45%, 03/20/26	705	701,425
2.63%, 08/15/26	900	937,669
4.13%, 03/16/27	2,750	3,056,706
2.10%, 03/22/28	810	811,543
4.33%, 09/21/28	2,164	2,458,207
3.88%, 02/08/29	2,000	2,216,347
4.02%, 12/03/29	3,000	3,363,304
3.15%, 03/22/30	1,000	1,057,951
1.68%, 10/30/30	2,000	1,900,262
1.75%, 01/20/31	3,000	2,839,364
2.55%, 03/21/31	3,420	3,450,483
2.36%, 03/15/32(c)	5,851	5,765,096
4.50%, 08/10/33	1,750	2,057,390
4.40%, 11/01/34	1,500	1,747,185
4.27%, 01/15/36	1,250	1,466,231
4.81%, 03/15/39	596	747,252
2.65%, 11/20/40	2,000	1,900,434
3.40%, 03/22/41	2,515	2,633,063
2.85%, 09/03/41	650	641,245
4.75%, 11/01/41	3,000	3,706,147
3.85%, 11/01/42	250	279,260
4.86%, 08/21/46	2,000	2,574,061
4.00%, 03/22/50	1,000	1,148,232
2.88%, 11/20/50	2,500	2,372,217
3.55%, 03/22/51	665	716,114
2.99%, 10/30/56	4,978	4,712,137
3.00%, 11/20/60	2,400	2,267,884
3.70%, 03/22/61	2,365	2,564,173

		142,187,609

Education — 0.1%
American University, Series 2019, 3.67%, 04/01/49	171	197,585

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50(a)	$300	$324,786
California Institute of Technology, 3.65%, 09/01/2119	1,000	1,163,453
Duke University
Series 2020, 2.68%, 10/01/44	300	301,610
Series 2020, 2.83%, 10/01/55	253	261,855
Emory University, Series 2020, 2.97%, 09/01/50(a)	350	367,734
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50(a)	60	56,688
Series 2020, 2.82%, 06/01/70	125	128,863
George Washington University, Series 2018, 4.13%, 09/15/48	164	198,553
Georgetown University
Series 20A, 2.94%, 04/01/50(a)	104	104,545
Series A, 5.22%, 01/01/2118	62	88,371
Series B, 4.32%, 04/01/49	40	48,990
Leland Stanford Junior University
3.65%, 05/01/48	750	907,977
2.41%, 06/01/50	300	291,034
Massachusetts Institute of Technology
4.68%, 07/01/2114	300	445,803
Series F, 2.99%, 07/01/50	289	315,722
Series G, 2.29%, 07/01/51	157	149,534
Northeastern University, Series 2020, 2.89%, 10/01/50(a)	51	50,752
Northwestern University
3.87%, 12/01/48	100	121,856
Series 2017, 3.66%, 12/01/57	58	72,433
Series 2020, 2.64%, 12/01/50	85	86,647
President and Fellows of Harvard College
3.15%, 07/15/46	175	199,244
2.52%, 10/15/50	204	204,533
3.30%, 07/15/56	700	799,216
Trustees of Boston College, 3.13%, 07/01/52	500	537,124
Trustees of Boston University, Series CC, 4.06%, 10/01/48	35	42,450
Trustees of Princeton University(a)
5.70%, 03/01/39	500	721,146
Series 2020, 2.52%, 07/01/50	420	419,603
Trustees of the University of Pennsylvania
3.61%, 02/15/2119	160	184,196
Series 2020, 2.40%, 10/01/50(a)	146	139,216
University of Chicago (The), Series C, 2.55%, 04/01/50	137	133,667
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	110	127,304
University of Southern California
3.03%, 10/01/39	200	212,174
2.81%, 10/01/50(a)	134	135,862
2.95%, 10/01/51	500	518,094
Series A, 3.23%, 10/01/2120	130	132,197
William Marsh Rice University, 3.77%, 05/15/55(a)	300	382,847

Security	Par (000)	Value

Education (continued)
Yale University
Series 2020, 1.48%, 04/15/30(a)	$152	$148,348
Series 2020, 2.40%, 04/15/50	175	172,107

		10,894,119

Electric Utilities — 1.8%
AEP Texas, Inc.
3.95%, 06/01/28.	500	547,503
3.45%, 05/15/51	1,000	1,007,271
Series H, 3.45%, 01/15/50	250	254,292
AEP Transmission Co. LLC
3.10%, 12/01/26	500	527,475
3.80%, 06/15/49	1,000	1,128,756
3.15%, 09/15/49	135	137,437
2.75%, 08/15/51	400	380,519
Series M, 3.65%, 04/01/50	500	551,950
AES Corp.
1.38%, 01/15/26	1,000	970,456
2.45%, 01/15/31	500	487,153
Alabama Power Co.
3.75%, 03/01/45	250	276,631
4.30%, 01/02/46	250	299,294
3.45%, 10/01/49	185	196,018
3.13%, 07/15/51(a)	600	611,800
3.00%, 03/15/52	500	498,732
Series 20-A, 1.45%, 09/15/30(a)	1,000	934,577
Series B, 3.70%, 12/01/47	2,500	2,761,202
Ameren Corp.
2.50%, 09/15/24	635	652,006
1.95%, 03/15/27	770	772,217
3.50%, 01/15/31(a)	1,000	1,078,678
Ameren Illinois Co.
4.15%, 03/15/46	500	595,015
3.25%, 03/15/50	150	159,447
2.90%, 06/15/51	600	608,259
American Electric Power Co., Inc.
2.30%, 03/01/30	300	292,476
3.25%, 03/01/50(a)	1,000	981,839
Series J, 4.30%, 12/01/28	500	557,082
Series N, 1.00%, 11/01/25	500	488,920
Appalachian Power Co., 4.40%, 05/15/44	250	289,343
Arizona Public Service Co.
3.15%, 05/15/25	250	260,097
2.60%, 08/15/29	500	507,499
2.20%, 12/15/31(a)	1,000	970,446
5.05%, 09/01/41	250	306,286
4.20%, 08/15/48	250	286,497
3.50%, 12/01/49	1,100	1,143,201
Baltimore Gas & Electric Co.
2.40%, 08/15/26(a)	1,000	1,025,540
6.35%, 10/01/36	250	352,592
3.50%, 08/15/46	700	755,651
3.20%, 09/15/49	225	234,950
2.90%, 06/15/50(a)	450	447,095
Baltimore Gas and Electric Co., 2.25%, 06/15/31	320	320,251
Berkshire Hathaway Energy Co.
3.75%, 11/15/23	500	522,367
3.50%, 02/01/25(a)	110	116,425
4.05%, 04/15/25(a)	2,000	2,163,838
3.25%, 04/15/28(a)	500	535,170

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Berkshire Hathaway Energy Co. (continued)
3.70%, 07/15/30	$500	$552,187
1.65%, 05/15/31(a)	845	802,661
6.13%, 04/01/36	250	340,264
5.15%, 11/15/43	250	322,142
4.50%, 02/01/45	400	484,363
3.80%, 07/15/48	500	559,414
4.45%, 01/15/49	2,000	2,470,166
4.25%, 10/15/50	1,000	1,221,585
2.85%, 05/15/51	900	866,170
59562VAP2, 5.95%, 05/15/37	1,000	1,345,320
Black Hills Corp.
3.95%, 01/15/26(a)	200	214,351
3.05%, 10/15/29	415	430,957
2.50%, 06/15/30	55	54,364
4.35%, 05/01/33	400	454,825
3.88%, 10/15/49(a)	350	382,816
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42	100	111,202
3.95%, 03/01/48	250	297,954
3.35%, 04/01/51	500	549,544
Series AD, 2.90%, 07/01/50	290	292,171
CenterPoint Energy, Inc.
2.50%, 09/01/24	425	436,757
1.45%, 06/01/26	240	235,448
4.25%, 11/01/28	2,000	2,222,070
2.95%, 03/01/30	1,000	1,031,597
2.65%, 06/01/31(a)	810	820,978
3.70%, 09/01/49	250	270,022
Cleco Corporate Holdings LLC
3.74%, 05/01/26	500	533,157
3.38%, 09/15/29	500	508,517
CMS Energy Corp., 3.45%, 08/15/27(a)	1,000	1,072,431
Commonwealth Edison Co.
2.55%, 06/15/26	250	261,299
3.70%, 08/15/28	500	548,532
5.90%, 03/15/36	50	68,532
3.70%, 03/01/45	250	278,849
3.65%, 06/15/46	750	830,440
4.00%, 03/01/48	2,000	2,336,055
4.00%, 03/01/49	1,000	1,186,565
3.00%, 03/01/50	500	507,255
3.13%, 03/15/51	400	414,682
2.75%, 09/01/51(a)	500	483,376
Series 127, 3.20%, 11/15/49	610	639,954
Connecticut Light & Power Co.
2.50%, 01/15/23	150	152,096
Series A, 3.20%, 03/15/27	500	531,720
Series A, 2.05%, 07/01/31	800	787,738
Consolidated Edison Co. of New York, Inc.
3.80%, 05/15/28(a)	500	546,408
2.40%, 06/15/31	1,000	1,005,974
3.95%, 03/01/43	150	162,909
4.45%, 03/15/44	250	292,923
4.50%, 12/01/45	250	295,125
3.85%, 06/15/46	1,000	1,085,119
4.50%, 05/15/58	1,000	1,223,096
3.70%, 11/15/59	200	213,450
3.60%, 06/15/61	750	791,557
Series 12-A, 4.20%, 03/15/42	400	451,008

Security	Par (000)	Value

Electric Utilities (continued)
Consolidated Edison Co. of New York, Inc. (continued)
Series 20B, 3.95%, 04/01/50(a)	$1,000	$1,142,397
Series A, 4.13%, 05/15/49	500	572,344
Series C, 4.30%, 12/01/56	500	594,129
Series C, 4.00%, 11/15/57	750	846,940
Series C, 3.00%, 12/01/60(a)	1,000	932,142
Series D, 4.00%, 12/01/28(a)	500	559,951
Series E, 4.65%, 12/01/48(a)	500	618,514
Consumers Energy Co.
4.35%, 04/15/49	1,000	1,253,146
3.10%, 08/15/50	215	223,864
3.50%, 08/01/51	1,000	1,120,006
2.65%, 08/15/52(a)	125	121,588
2.50%, 05/01/60	1,055	930,045
Dominion Energy South Carolina, Inc.
2.30%, 12/01/31	200	201,646
5.45%, 02/01/41(a)	1,000	1,348,551
4.60%, 06/15/43	250	311,522
5.10%, 06/01/65(a)	500	714,849
Dominion Energy, Inc.
3.07%, 08/15/24(d)	500	517,549
3.90%, 10/01/25(a)	2,000	2,157,039
2.25%, 08/15/31	110	107,427
7.00%, 06/15/38	250	362,199
4.70%, 12/01/44	1,000	1,232,995
Series A, 1.45%, 04/15/26	200	197,685
Series A, 4.60%, 03/15/49	500	623,821
Series C, 3.38%, 04/01/30(a)	1,500	1,591,819
Series C, 3.30%, 04/15/41	300	311,603
Series C, 4.90%, 08/01/41	50	61,496
DTE Electric Co.
3.65%, 03/15/24	1,000	1,047,004
3.70%, 03/15/45	645	713,576
3.70%, 06/01/46(a)	250	281,609
3.75%, 08/15/47	200	227,096
2.95%, 03/01/50(a)	1,000	1,007,518
Series A, 1.90%, 04/01/28	500	495,032
Series A, 4.00%, 04/01/43	150	173,972
Series A, 4.05%, 05/15/48	250	297,357
Series B, 3.25%, 04/01/51(a)	400	430,095
DTE Energy Co.
2.95%, 03/01/30	1,000	1,025,455
Series C, 2.53%, 10/01/24	1,000	1,029,234
Series C, 3.40%, 06/15/29	701	739,795
Series F, 1.05%, 06/01/25	895	876,888
Duke Energy Carolinas LLC
3.05%, 03/15/23(a)	200	204,894
6.00%, 12/01/28(a)	500	617,612
2.45%, 08/15/29	500	508,697
2.45%, 02/01/30	400	404,838
2.55%, 04/15/31(a)	300	307,945
6.10%, 06/01/37	500	677,863
6.05%, 04/15/38	100	138,592
5.30%, 02/15/40	250	329,081
4.25%, 12/15/41	1,000	1,178,187
4.00%, 09/30/42	500	573,920
3.70%, 12/01/47	500	555,988
3.95%, 03/15/48	1,000	1,151,929
3.20%, 08/15/49	930	962,525

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Carolinas LLC (continued)
3.45%, 04/15/51	$300	$328,076
Duke Energy Corp.
3.95%, 10/15/23	250	260,984
3.75%, 04/15/24	500	525,065
0.90%, 09/15/25	1,415	1,375,018
2.65%, 09/01/26	500	517,652
3.15%, 08/15/27	500	525,912
2.45%, 06/01/30	1,695	1,682,810
2.55%, 06/15/31	1,000	1,001,182
3.30%, 06/15/41	700	710,456
4.80%, 12/15/45	250	306,908
3.75%, 09/01/46(a)	1,500	1,600,344
3.95%, 08/15/47	500	551,968
4.20%, 06/15/49	500	571,753
3.50%, 06/15/51	1,000	1,032,554
(5 year CMT + 2.32%), 3.25%, 01/15/82(b)	625	609,187
Duke Energy Florida LLC
2.50%, 12/01/29(a)	345	354,522
1.75%, 06/15/30	470	451,024
2.40%, 12/15/31	820	830,076
3.40%, 10/01/46	250	263,739
3.00%, 12/15/51	365	367,837
Duke Energy Indiana LLC
3.75%, 05/15/46(a)	500	557,095
2.75%, 04/01/50	1,000	972,599
Series UUU, 4.20%, 03/15/42	400	457,091
Series WWW, 4.90%, 07/15/43	250	312,977
Series YYY, 3.25%, 10/01/49	500	517,316
Duke Energy Ohio, Inc.(a)
2.13%, 06/01/30	610	600,105
3.70%, 06/15/46	250	275,623
Duke Energy Progress LLC
3.38%, 09/01/23	250	259,529
3.70%, 09/01/28	365	399,856
3.45%, 03/15/29	500	539,556
2.00%, 08/15/31	100	97,684
4.10%, 05/15/42	150	175,134
4.10%, 03/15/43	250	288,833
4.38%, 03/30/44	100	120,015
4.15%, 12/01/44	500	587,322
4.20%, 08/15/45	250	297,145
3.70%, 10/15/46	500	557,105
3.60%, 09/15/47	1,000	1,101,862
2.50%, 08/15/50(a)	500	461,841
2.90%, 08/15/51(a)	100	99,133
Edison International
3.55%, 11/15/24	175	183,038
5.75%, 06/15/27	2,050	2,337,320
4.13%, 03/15/28	1,000	1,055,440
Emera US Finance LP
0.83%, 06/15/24	505	495,594
3.55%, 06/15/26	1,075	1,143,372
2.64%, 06/15/31(a)	900	883,954
4.75%, 06/15/46	350	412,315
Entergy Arkansas LLC
3.50%, 04/01/26	65	69,531
2.65%, 06/15/51(a)	300	278,783
3.35%, 06/15/52	500	525,022
Entergy Corp.
0.90%, 09/15/25	665	644,074

Security	Par (000)	Value

Electric Utilities (continued)
Entergy Corp. (continued)
2.95%, 09/01/26(a)	$1,000	$1,042,774
1.90%, 06/15/28	400	391,933
2.80%, 06/15/30	310	315,475
2.40%, 06/15/31	600	590,933
3.75%, 06/15/50(a)	135	145,316
Entergy Louisiana LLC
4.05%, 09/01/23	250	259,990
5.40%, 11/01/24	3,000	3,324,330
1.60%, 12/15/30	325	306,045
4.00%, 03/15/33	250	284,067
4.20%, 09/01/48	250	297,352
4.20%, 04/01/50	1,000	1,188,710
2.90%, 03/15/51	1,500	1,469,229
Entergy Mississippi LLC
2.85%, 06/01/28	500	521,499
3.85%, 06/01/49	500	573,230
Entergy Texas, Inc., 3.55%, 09/30/49	200	210,957
Evergy Kansas Central, Inc.
2.55%, 07/01/26	350	362,795
4.25%, 12/01/45	1,000	1,203,171
3.25%, 09/01/49	500	518,447
3.45%, 04/15/50	500	535,913
Evergy Metro, Inc., 3.65%, 08/15/25	150	159,706
Evergy, Inc.
2.45%, 09/15/24	500	512,794
2.90%, 09/15/29(a)	500	511,783
Eversource Energy
1.40%, 08/15/26	500	489,983
2.55%, 03/15/31	500	501,375
3.45%, 01/15/50(a)	400	420,921
Series H, 3.15%, 01/15/25	125	130,212
Series M, 3.30%, 01/15/28	2,000	2,130,868
Series Q, 0.80%, 08/15/25	800	778,483
Series R, 1.65%, 08/15/30	800	747,972
Exelon Corp.
3.95%, 06/15/25	750	801,264
3.40%, 04/15/26	750	798,918
4.05%, 04/15/30	1,000	1,111,062
5.10%, 06/15/45	250	321,581
4.45%, 04/15/46	1,250	1,493,053
4.70%, 04/15/50	500	627,669
Exelon Generation Co. LLC
6.25%, 10/01/39	150	187,327
5.75%, 10/01/41(a)	500	594,342
5.60%, 06/15/42(a)	1,050	1,240,854
Florida Power & Light Co.
2.75%, 06/01/23	250	254,379
2.85%, 04/01/25	120	125,307
3.13%, 12/01/25	500	528,652
5.95%, 02/01/38	50	69,610
5.69%, 03/01/40	500	702,754
5.25%, 02/01/41	500	670,157
4.13%, 02/01/42	500	595,030
4.05%, 10/01/44	750	888,532
3.70%, 12/01/47	1,000	1,144,834
3.95%, 03/01/48	500	592,947
4.13%, 06/01/48	500	614,003
3.15%, 10/01/49	885	939,554
2.88%, 12/04/51	1,500	1,521,225
341081FU6, 3.99%, 03/01/49	500	609,677

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Fortis, Inc./Canada, 3.06%, 10/04/26(a)	$1,000	$1,040,959
Georgia Power Co.
4.30%, 03/15/42	700	796,942
Series A, 2.20%, 09/15/24	1,000	1,023,018
Series B, 2.65%, 09/15/29	1,000	1,019,250
Series B, 3.70%, 01/30/50	1,000	1,063,172
Indiana Michigan Power Co.
6.05%, 03/15/37	175	238,321
4.25%, 08/15/48	250	296,563
3.25%, 05/01/51	500	513,252
Series K, 4.55%, 03/15/46	150	183,058
Interstate Power & Light Co.
3.25%, 12/01/24(a)	250	262,439
4.10%, 09/26/28	300	332,745
3.70%, 09/15/46	500	558,032
3.50%, 09/30/49	105	112,525
3.10%, 11/30/51	430	427,166
IPALCO Enterprises, Inc., 4.25%, 05/01/30	1,000	1,097,462
ITC Holdings Corp., 3.25%, 06/30/26(a)	1,000	1,054,075
Kentucky Utilities Co.
4.38%, 10/01/45	1,000	1,178,516
3.30%, 06/01/50	300	314,510
Louisville Gas & Electric Co., 4.25%, 04/01/49	1,000	1,218,575
MidAmerican Energy Co.
3.65%, 04/15/29(a)	500	550,976
4.80%, 09/15/43	250	318,757
4.40%, 10/15/44	1,000	1,222,976
3.65%, 08/01/48	500	561,982
4.25%, 07/15/49	1,500	1,850,852
3.15%, 04/15/50	250	261,666
2.70%, 08/01/52(a)	300	291,215
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	500	572,877
Series B, 3.10%, 07/30/51	500	493,112
National Rural Utilities Cooperative Finance Corp.
3.40%, 11/15/23(a)	1,700	1,769,021
1.00%, 10/18/24	750	743,517
2.85%, 01/27/25	250	260,713
3.40%, 02/07/28	2,000	2,156,895
2.40%, 03/15/30	830	836,899
4.30%, 03/15/49	500	624,505
Nevada Power Co.
5.45%, 05/15/41	50	65,147
Series DD, 2.40%, 05/01/30	400	401,946
Series EE, 3.13%, 08/01/50(a)	400	403,723
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/23	3,000	2,993,929
1.88%, 01/15/27	890	895,278
3.55%, 05/01/27	1,000	1,083,297
1.90%, 06/15/28	685	677,779
2.75%, 11/01/29	245	251,679
2.25%, 06/01/30	2,300	2,286,167
2.44%, 01/15/32	485	486,083
3.00%, 01/15/52	550	549,025
Northern States Power Co.
2.60%, 05/15/23(a)	500	507,403
2.25%, 04/01/31	155	156,250
3.40%, 08/15/42	200	215,773
4.00%, 08/15/45	85	100,020
3.60%, 09/15/47	150	168,625
2.90%, 03/01/50	445	449,260

Security	Par (000)	Value

Electric Utilities (continued)
Northern States Power Co. (continued)
2.60%, 06/01/51	$805	$767,944
3.20%, 04/01/52	225	238,386
Oglethorpe Power Corp.
5.05%, 10/01/48	500	630,891
3.75%, 08/01/50	250	267,388
Ohio Power Co.
4.15%, 04/01/48	1,000	1,172,864
2.90%, 10/01/51	435	419,478
Series Q, 1.63%, 01/15/31(a)	435	409,011
Oklahoma Gas and Electric Co., 3.25%, 04/01/30	1,000	1,066,736
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25	580	558,312
3.70%, 11/15/28	355	390,705
2.75%, 05/15/30(c)	1,000	1,040,009
5.25%, 09/30/40	250	331,460
5.30%, 06/01/42	75	100,165
3.75%, 04/01/45	250	284,381
3.80%, 09/30/47	1,000	1,157,966
4.10%, 11/15/48	500	602,670
3.80%, 06/01/49	1,000	1,156,147
3.10%, 09/15/49	245	255,652
2.70%, 11/15/51(c)	365	351,008
Pacific Gas and Electric Co.
4.25%, 08/01/23	1,000	1,035,136
3.15%, 01/01/26(a)	2,000	2,044,264
2.10%, 08/01/27(a)	585	564,784
3.30%, 12/01/27	1,000	1,016,409
3.00%, 06/15/28(a)	625	629,537
3.75%, 07/01/28	1,000	1,039,825
4.55%, 07/01/30	2,000	2,162,394
2.50%, 02/01/31	1,500	1,428,841
3.25%, 06/01/31	1,900	1,906,276
4.50%, 07/01/40(a)	2,000	2,082,804
3.30%, 08/01/40	895	829,677
4.20%, 06/01/41	440	442,806
4.75%, 02/15/44	500	518,507
4.30%, 03/15/45	100	101,101
4.00%, 12/01/46	500	485,221
3.95%, 12/01/47	1,000	963,178
4.95%, 07/01/50	2,000	2,178,113
3.50%, 08/01/50	900	833,726
PacifiCorp.
2.95%, 06/01/23(a)	300	307,098
5.25%, 06/15/35(a)	250	314,342
4.10%, 02/01/42	250	285,807
4.13%, 01/15/49	1,000	1,152,046
4.15%, 02/15/50	500	591,511
2.90%, 06/15/52(a)	100	98,131
PECO Energy Co.
3.90%, 03/01/48	1,000	1,167,321
3.00%, 09/15/49	195	196,836
3.05%, 03/15/51	120	122,388
2.85%, 09/15/51	325	321,830
Potomac Electric Power Co.
3.60%, 03/15/24(a)	250	261,493
4.15%, 03/15/43	250	291,097
PPL Electric Utilities Corp.
4.75%, 07/15/43	250	316,219
3.00%, 10/01/49	170	173,946

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Progress Energy, Inc.
7.75%, 03/01/31	$50	$69,662
7.00%, 10/30/31	1,000	1,352,679
Public Service Co. of Colorado
3.70%, 06/15/28	1,000	1,096,969
3.60%, 09/15/42	250	276,411
4.30%, 03/15/44	75	89,516
3.80%, 06/15/47	1,000	1,126,714
4.05%, 09/15/49	1,000	1,185,462
Series 35, 1.90%, 01/15/31	800	777,051
Series 36, 2.70%, 01/15/51	800	767,550
Public Service Co. of New Hampshire, 3.60%, 07/01/49	1,000	1,120,165
Public Service Co. of Oklahoma(a)
2.20%, 08/15/31	500	491,033
3.15%, 08/15/51	200	201,528
Public Service Electric & Gas Co.
2.38%, 05/15/23	250	254,379
3.20%, 05/15/29	500	537,180
2.45%, 01/15/30	400	406,862
1.90%, 08/15/31	820	797,885
3.95%, 05/01/42(a)	50	57,476
3.65%, 09/01/42(a)	50	55,368
3.80%, 03/01/46	1,250	1,435,412
3.85%, 05/01/49	500	583,781
3.15%, 01/01/50	400	418,119
3.00%, 03/01/51(a)	1,000	1,027,872
Series K, 4.05%, 05/01/45	150	173,862
Public Service Enterprise Group, Inc.
0.84%, 11/08/23	1,700	1,693,344
2.88%, 06/15/24	1,000	1,035,399
0.80%, 08/15/25(a)	2,000	1,947,107
Puget Energy, Inc.
3.65%, 05/15/25(a)	250	264,181
2.38%, 06/15/28	400	393,711
4.10%, 06/15/30	500	540,473
Puget Sound Energy, Inc.
5.80%, 03/15/40(a)	500	685,020
4.22%, 06/15/48	500	591,116
3.25%, 09/15/49	750	790,949
San Diego Gas & Electric Co.
4.15%, 05/15/48	1,000	1,189,431
2.95%, 08/15/51	300	301,909
Series NNN, 3.60%, 09/01/23	250	258,248
Series VVV, 1.70%, 10/01/30	500	478,443
Sempra Energy
3.40%, 02/01/28	2,000	2,129,032
3.80%, 02/01/38	1,000	1,097,224
4.00%, 02/01/48	1,000	1,112,427
(5 year CMT + 2.87%), 4.13%, 04/01/52(b)	500	506,343
Sierra Pacific Power Co., 2.60%, 05/01/26	1,250	1,299,697
Southern California Edison Co.
2.85%, 08/01/29	2,350	2,428,625
2.25%, 06/01/30	1,000	986,834
6.00%, 01/15/34(a)	500	647,797
5.50%, 03/15/40	50	62,718
4.50%, 09/01/40	1,000	1,128,295
4.65%, 10/01/43	350	408,766
4.00%, 04/01/47	1,000	1,102,614
3.65%, 02/01/50	400	423,255
Series 08-A, 5.95%, 02/01/38	500	646,252

Security	Par (000)	Value

Electric Utilities (continued)
Southern California Edison Co. (continued)
Series B, 4.88%, 03/01/49(a)	$500	$610,386
Series C, 3.60%, 02/01/45	250	255,516
Series C, 4.13%, 03/01/48	1,000	1,121,741
Series D, 3.40%, 06/01/23	1,000	1,032,515
Series E, 3.70%, 08/01/25	2,000	2,135,411
Series G, 2.50%, 06/01/31(a)	965	968,656
Series H, 3.65%, 06/01/51(a)	305	330,452
Southern Co.
2.95%, 07/01/23	2,000	2,048,191
3.25%, 07/01/26	500	528,941
4.40%, 07/01/46	750	878,596
Series B, (5 year CMT + 3.73%), 4.00%, 01/15/51(b)	1,000	1,022,500
Southern Power Co.
5.25%, 07/15/43	500	625,280
Series F, 4.95%, 12/15/46	1,000	1,215,223
Southwestern Electric Power Co.
3.25%, 11/01/51	400	396,666
Series L, 3.85%, 02/01/48	500	537,964
Series M, 4.10%, 09/15/28	1,000	1,107,623
Southwestern Public Service Co.
3.70%, 08/15/47	500	561,119
3.75%, 06/15/49(a)	1,000	1,138,192
Series 8, 3.15%, 05/01/50	400	417,133
Tampa Electric Co.
4.10%, 06/15/42	250	288,105
4.30%, 06/15/48	400	488,857
4.45%, 06/15/49	250	314,164
3.63%, 06/15/50(a)	80	88,866
Toledo Edison Co., 6.15%, 05/15/37	100	136,985
Tucson Electric Power Co.
1.50%, 08/01/30	865	807,967
4.85%, 12/01/48	250	322,159
3.25%, 05/01/51(a)	200	205,084
Union Electric Co.
2.95%, 06/15/27	1,000	1,051,865
2.15%, 03/15/32(a)	1,000	981,440
4.00%, 04/01/48	1,000	1,182,270
3.25%, 10/01/49(a)	500	531,427
Virginia Electric & Power Co.
4.00%, 01/15/43	250	287,272
4.45%, 02/15/44	650	793,440
4.60%, 12/01/48	455	580,442
3.30%, 12/01/49	280	297,488
2.45%, 12/15/50	715	658,685
Series A, 3.15%, 01/15/26	555	586,720
Series A, 3.50%, 03/15/27	750	807,946
Series A, 3.80%, 04/01/28	500	547,229
Series A, 2.88%, 07/15/29	115	120,608
Series A, 6.00%, 05/15/37	250	341,785
Series B, 6.00%, 01/15/36	1,000	1,371,047
Series B, 3.80%, 09/15/47	500	564,892
Series C, 4.00%, 11/15/46	300	347,540
Series D, 4.65%, 08/15/43	500	626,335
Virginia Electric and Power Co.
2.30%, 11/15/31	500	503,803
2.95%, 11/15/51	500	501,817
WEC Energy Group, Inc.
0.55%, 09/15/23	2,000	1,984,050
3.55%, 06/15/25(a)	203	214,942

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Wisconsin Electric Power Co.
1.70%, 06/15/28	$245	$239,986
4.30%, 10/15/48	750	920,383
Wisconsin Power & Light Co., 3.00%, 07/01/29(a)	1,000	1,049,715
Wisconsin Power and Light Co., 1.95%, 09/16/31(a)	260	252,933
Wisconsin Public Service Corp.
3.30%, 09/01/49	625	664,977
2.85%, 12/01/51	235	230,807
Xcel Energy, Inc.
3.30%, 06/01/25	292	306,563
3.35%, 12/01/26(a)	500	530,931
1.75%, 03/15/27	500	495,495
4.00%, 06/15/28	1,000	1,101,912
2.60%, 12/01/29	200	204,433
2.35%, 11/15/31	400	397,860
4.80%, 09/15/41	250	303,296
3.50%, 12/01/49	200	212,653

		317,349,831

Electrical Equipment — 0.0%
Rockwell Automation, Inc., 4.20%, 03/01/49(a)	1,000	1,252,717
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	1,000	1,045,358
Tyco Electronics Group SA, 3.45%, 08/01/24(a)	75	78,629
Vontier Corp., 1.80%, 04/01/26(c)	600	590,460

		2,967,164

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp.
2.80%, 02/15/30	1,000	1,030,431
2.20%, 09/15/31	325	317,629
Arrow Electronics, Inc.
4.00%, 04/01/25	500	533,150
2.95%, 02/15/32	400	403,936
Avnet, Inc., 3.00%, 05/15/31	500	493,589
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	750	821,842
2.67%, 12/01/26	800	819,684
4.25%, 04/01/28(a)	400	413,000
3.28%, 12/01/28	800	819,708
3.25%, 02/15/29	450	454,018
3.57%, 12/01/31	800	832,308
Corning, Inc.
4.75%, 03/15/42	50	62,975
5.35%, 11/15/48(a)	750	1,034,250
3.90%, 11/15/49(a)	250	280,024
4.38%, 11/15/57(a)	750	891,619
5.85%, 11/15/68	600	884,197
5.45%, 11/15/79	250	330,038
Keysight Technologies, Inc., 3.00%, 10/30/29	800	830,050
Rockwell Automation, Inc.
0.35%, 08/15/23	35	34,769
1.75%, 08/15/31	245	238,048
2.80%, 08/15/61	170	166,320
TD SYNNEX Corp.(c)
1.75%, 08/09/26	1,000	974,543

Security	Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
TD SYNNEX Corp.(c) (continued)
2.38%, 08/09/28	$1,000	$970,697
2.65%, 08/09/31	1,000	961,339

		14,598,164

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co- Obligor, Inc.
2.77%, 12/15/22	500	509,931
3.34%, 12/15/27	450	479,645
3.14%, 11/07/29	325	342,188
4.08%, 12/15/47	1,500	1,704,582
Baker Hughes Holdings LLC, 5.13%, 09/15/40(a)	100	124,820
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.
1.23%, 12/15/23(a)	900	904,095
2.06%, 12/15/26	685	691,147
Halliburton Co.
3.80%, 11/15/25	2,415	2,596,172
2.92%, 03/01/30(a)	1,000	1,028,726
4.85%, 11/15/35	1,000	1,175,269
4.50%, 11/15/41	50	55,347
4.75%, 08/01/43	1,250	1,435,974
5.00%, 11/15/45(a)	2,175	2,598,519
NOV, Inc.
3.60%, 12/01/29(a)	1,000	1,032,926
3.95%, 12/01/42	150	146,965

		14,826,306

Environmental, Maintenance & Security Service — 0.1%
Republic Services, Inc.
4.75%, 05/15/23	211	219,952
2.50%, 08/15/24	205	210,958
3.20%, 03/15/25	250	262,231
2.90%, 07/01/26	85	88,848
3.95%, 05/15/28	1,750	1,938,139
1.45%, 02/15/31	880	818,308
1.75%, 02/15/32	1,000	942,202
2.38%, 03/15/33	1,500	1,492,929
3.05%, 03/01/50	1,000	1,027,668
Waste Connections, Inc.
2.20%, 01/15/32	1,000	979,352
2.95%, 01/15/52	670	659,492
Waste Management, Inc.
2.40%, 05/15/23	500	509,350
0.75%, 11/15/25	1,000	973,256
3.15%, 11/15/27	1,000	1,067,802
2.00%, 06/01/29(a)	245	244,747
1.50%, 03/15/31	1,000	941,555
2.95%, 06/01/41	570	594,429
4.15%, 07/15/49(a)	500	631,470
3.05%, 04/01/50	1,000	986,526

		14,589,214

Equity Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.
4.30%, 01/15/26	750	821,321
3.95%, 01/15/27	500	546,468
3.38%, 08/15/31	820	882,765

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Alexandria Real Estate Equities, Inc. (continued)
2.00%, 05/18/32	$290	$276,952
1.88%, 02/01/33	585	549,695
4.85%, 04/15/49	250	323,082
4.00%, 02/01/50	1,000	1,165,190
3.00%, 05/18/51	1,075	1,061,724
American Campus Communities Operating Partnership LP
3.30%, 07/15/26	1,000	1,053,521
2.25%, 01/15/29	500	494,530
2.85%, 02/01/30	500	510,108
3.88%, 01/30/31	195	215,953
American Homes 4 Rent, 2.38%, 07/15/31	35	34,301
American Homes 4 Rent LP, 3.38%, 07/15/51	25	25,097
American Tower Corp.
3.50%, 01/31/23	150	154,029
3.00%, 06/15/23	1,000	1,028,187
0.60%, 01/15/24	605	598,524
5.00%, 02/15/24	3,000	3,227,959
3.38%, 05/15/24	2,000	2,088,336
2.95%, 01/15/25	500	519,233
2.40%, 03/15/25	585	600,686
4.40%, 02/15/26	30	32,739
1.60%, 04/15/26	510	504,782
1.45%, 09/15/26	255	249,512
3.38%, 10/15/26	500	531,261
2.75%, 01/15/27	435	448,345
1.50%, 01/31/28	1,500	1,435,063
3.95%, 03/15/29	500	545,162
3.80%, 08/15/29	500	543,953
2.90%, 01/15/30	540	553,412
2.10%, 06/15/30(a)	2,000	1,925,677
1.88%, 10/15/30(a)	965	911,890
2.70%, 04/15/31(a)	600	601,825
2.30%, 09/15/31	715	694,427
3.70%, 10/15/49	425	452,941
3.10%, 06/15/50	110	106,975
2.95%, 01/15/51	570	539,912
AvalonBay Communities, Inc.
3.45%, 06/01/25	100	106,131
3.20%, 01/15/28	2,000	2,137,781
1.90%, 12/01/28	600	592,403
3.30%, 06/01/29	255	275,253
2.45%, 01/15/31	835	855,819
2.05%, 01/15/32(a)	755	746,410
3.90%, 10/15/46	250	295,145
Boston Properties LP
3.13%, 09/01/23	250	257,160
3.20%, 01/15/25	1,000	1,047,008
3.65%, 02/01/26	190	203,545
4.50%, 12/01/28	1,000	1,126,980
2.90%, 03/15/30	480	488,794
3.25%, 01/30/31	1,000	1,047,699
2.55%, 04/01/32	745	739,429
2.45%, 10/01/33	1,000	968,380
Brandywine Operating Partnership LP, 4.55%, 10/01/29(a)	500	557,381
Brixmor Operating Partnership LP
3.65%, 06/15/24	750	785,771
4.13%, 06/15/26	250	270,791
4.13%, 05/15/29	1,250	1,384,788

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brixmor Operating Partnership LP (continued)
2.50%, 08/16/31	$900	$880,728
Broadstone Net Lease LLC, 2.60%, 09/15/31	570	553,164
Camden Property Trust, 2.80%, 05/15/30	1,500	1,559,925
Corporate Office Properties LP
2.00%, 01/15/29	200	192,286
2.75%, 04/15/31	1,000	994,270
2.90%, 12/01/33	500	488,346
Crown Castle International Corp.
3.15%, 07/15/23	1,000	1,030,116
3.70%, 06/15/26	280	300,076
1.05%, 07/15/26	2,000	1,931,427
4.00%, 03/01/27	1,000	1,086,826
3.80%, 02/15/28(a)	2,000	2,176,187
2.25%, 01/15/31	1,000	974,250
2.10%, 04/01/31	1,740	1,665,084
2.90%, 04/01/41	2,000	1,945,053
4.00%, 11/15/49	585	643,375
3.25%, 01/15/51	1,000	982,624
CubeSmart LP
2.25%, 12/15/28	1,395	1,395,185
3.00%, 02/15/30	1,500	1,563,244
2.00%, 02/15/31	500	481,618
2.50%, 02/15/32	1,545	1,538,158
CyrusOne LP/CyrusOne Finance Corp.
2.90%, 11/15/24	1,000	1,032,210
2.15%, 11/01/30(a)	275	272,132
Digital Realty Trust LP
4.75%, 10/01/25	500	553,512
3.70%, 08/15/27(a)	1,000	1,083,666
3.60%, 07/01/29(a)	750	811,772
Duke Realty LP
3.25%, 06/30/26(a)	500	530,711
2.88%, 11/15/29	540	561,055
1.75%, 07/01/30	325	308,773
1.75%, 02/01/31	255	241,282
2.25%, 01/15/32	1,400	1,372,985
3.05%, 03/01/50	500	490,465
Equinix, Inc.
2.63%, 11/18/24	835	860,358
1.25%, 07/15/25	475	466,515
1.00%, 09/15/25	1,000	969,999
1.45%, 05/15/26	395	387,161
2.90%, 11/18/26(a)	135	139,855
1.55%, 03/15/28	835	803,146
2.00%, 05/15/28	375	368,055
3.20%, 11/18/29	455	478,245
2.15%, 07/15/30	500	486,046
2.50%, 05/15/31	885	884,386
3.00%, 07/15/50	135	129,142
2.95%, 09/15/51(a)	400	377,520
3.40%, 02/15/52	800	815,620
ERP Operating LP
3.00%, 04/15/23	500	511,354
3.25%, 08/01/27	500	533,183
3.50%, 03/01/28	1,000	1,085,911
3.00%, 07/01/29	735	778,159
2.50%, 02/15/30	405	415,473
1.85%, 08/01/31(a)	305	296,063
4.50%, 07/01/44	150	188,324
4.50%, 06/01/45	500	628,135

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Essex Portfolio LP
3.88%, 05/01/24(a)	$100	$105,245
4.00%, 03/01/29	1,000	1,106,196
3.00%, 01/15/30	200	209,603
1.65%, 01/15/31(a)	90	83,825
2.55%, 06/15/31	170	170,524
2.65%, 03/15/32	95	95,301
2.65%, 09/01/50	400	359,677
Extra Space Storage LP
2.55%, 06/01/31	500	492,017
2.35%, 03/15/32	275	267,324
Federal Realty Investment Trust
3.25%, 07/15/27(a)	500	530,326
3.50%, 06/01/30	800	852,642
GLP Capital LP/GLP Financing II, Inc.
3.35%, 09/01/24	215	222,626
4.00%, 01/15/30	980	1,036,885
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30	1,000	1,032,221
Healthpeak Properties, Inc.
3.40%, 02/01/25	31	32,524
4.00%, 06/01/25	250	268,991
1.35%, 02/01/27	175	170,297
2.13%, 12/01/28	425	425,587
3.50%, 07/15/29	1,500	1,626,508
3.00%, 01/15/30	530	556,363
2.88%, 01/15/31	90	93,593
Highwoods Realty LP
4.13%, 03/15/28	250	275,465
3.05%, 02/15/30	500	513,677
Host Hotels & Resorts LP
2.90%, 12/15/31	400	385,904
Series E, 4.00%, 06/15/25	190	201,439
Series H, 3.38%, 12/15/29	1,000	1,019,224
Hudson Pacific Properties LP, 4.65%, 04/01/29	1,000	1,129,290
Invitation Homes Operating Partnership LP
2.30%, 11/15/28	310	306,623
2.00%, 08/15/31	200	188,339
2.70%, 01/15/34	500	490,365
Kilroy Realty LP
3.05%, 02/15/30	1,000	1,030,464
2.50%, 11/15/32	375	362,684
2.65%, 11/15/33	400	388,795
Kimco Realty Corp.
3.30%, 02/01/25	350	367,861
2.80%, 10/01/26	500	519,688
2.25%, 12/01/31	250	243,598
4.45%, 09/01/47	350	416,614
3.70%, 10/01/49(a)	500	531,647
Life Storage LP
4.00%, 06/15/29	1,000	1,108,457
2.20%, 10/15/30(a)	130	127,684
2.40%, 10/15/31	430	422,654
Mid-America Apartments LP
4.30%, 10/15/23	200	209,282
1.10%, 09/15/26	265	256,144
3.60%, 06/01/27	500	539,755
3.95%, 03/15/29	500	558,184
2.75%, 03/15/30(a)	250	258,893
1.70%, 02/15/31	195	186,213
2.88%, 09/15/51	125	123,063

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.
4.30%, 10/15/28(a)	$1,000	$1,124,273
3.10%, 04/15/50	1,000	966,250
3.00%, 04/15/52	110	103,960
Omega Healthcare Investors, Inc.
4.38%, 08/01/23(a)	1,206	1,258,415
4.50%, 04/01/27	250	273,411
4.75%, 01/15/28	500	551,649
3.63%, 10/01/29	600	622,751
3.25%, 04/15/33	400	389,871
Phillips Edison Grocery Co., 2.63%, 11/15/31	900	875,118
Physicians Realty LP, 2.63%, 11/01/31	500	499,508
Piedmont Operating Partnership LP, 3.15%, 08/15/30(a)	500	512,065
Public Storage
1.50%, 11/09/26(a)	795	793,037
1.85%, 05/01/28	1,205	1,202,508
1.95%, 11/09/28	775	772,282
2.30%, 05/01/31	1,050	1,059,416
2.25%, 11/09/31	495	497,491
Rayonier LP, 2.75%, 05/17/31	715	713,343
Realty Income Corp.
0.75%, 03/15/26	575	551,982
4.13%, 10/15/26	1,000	1,103,572
3.00%, 01/15/27	1,000	1,054,936
3.95%, 08/15/27	500	554,379
3.40%, 01/15/28	500	539,224
3.25%, 06/15/29(a)	975	1,052,676
3.10%, 12/15/29	500	530,870
3.25%, 01/15/31	670	720,426
2.85%, 12/15/32	1,000	1,037,697
1.80%, 03/15/33	285	267,002
Regency Centers LP
2.95%, 09/15/29	1,000	1,037,605
3.70%, 06/15/30(a)	500	547,207
4.40%, 02/01/47(a)	500	587,647
Sabra Health Care LP
3.90%, 10/15/29(a)	1,000	1,047,019
3.20%, 12/01/31	500	488,620
Safehold Operating Partnership LP, 2.80%, 06/15/31	1,000	986,600
Simon Property Group LP
2.00%, 09/13/24	1,040	1,058,497
3.38%, 10/01/24	500	525,929
3.30%, 01/15/26(a)	1,500	1,587,226
1.38%, 01/15/27	700	683,638
3.38%, 06/15/27(a)	750	804,441
2.45%, 09/13/29	500	503,405
2.65%, 07/15/30(a)	1,000	1,018,720
2.25%, 01/15/32	700	681,089
4.75%, 03/15/42(a)	100	123,170
4.25%, 10/01/44	250	291,947
4.25%, 11/30/46	500	591,841
3.25%, 09/13/49(a)	655	670,606
3.80%, 07/15/50(a)	1,000	1,121,359
SITE Centers Corp., 4.25%, 02/01/26(a)	250	267,064
Spirit Realty LP
3.20%, 01/15/27	1,000	1,045,284
4.00%, 07/15/29(a)	425	466,859
3.40%, 01/15/30	500	525,837
STORE Capital Corp., 2.70%, 12/01/31	500	488,932

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Sun Communities Operating LP
2.30%, 11/01/28	$310	$309,606
2.70%, 07/15/31	735	729,019
Tanger Properties LP, 3.88%, 07/15/27(a)	1,000	1,072,092
UDR, Inc.
4.40%, 01/26/29	1,000	1,126,493
3.20%, 01/15/30	500	525,294
3.00%, 08/15/31	500	520,712
1.90%, 03/15/33	250	230,470
Ventas Realty LP
3.50%, 04/15/24	1,000	1,045,603
2.65%, 01/15/25	650	669,610
4.13%, 01/15/26	1,250	1,360,139
3.25%, 10/15/26	500	529,469
4.00%, 03/01/28	1,500	1,659,745
3.00%, 01/15/30(a)	1,000	1,032,052
4.75%, 11/15/30(a)	1,000	1,164,674
2.50%, 09/01/31	700	692,990
Welltower, Inc.
3.63%, 03/15/24	500	525,850
4.00%, 06/01/25	1,250	1,346,237
4.25%, 04/01/26	350	383,411
2.05%, 01/15/29(a)	620	610,189
4.13%, 03/15/29	1,000	1,118,255
3.10%, 01/15/30	1,000	1,047,615
2.75%, 01/15/31	2,000	2,037,275
2.80%, 06/01/31	945	963,141
2.75%, 01/15/32	1,000	1,008,781
Weyerhaeuser Co.
4.00%, 11/15/29	1,000	1,117,364
4.00%, 04/15/30	1,000	1,115,197
7.38%, 03/15/32(a)	350	492,397
WP Carey, Inc., 2.45%, 02/01/32	690	672,871

		165,170,846

Food & Staples Retailing — 0.5%
Campbell Soup Co.
3.65%, 03/15/23	1,000	1,030,852
3.30%, 03/19/25(a)	500	526,815
4.80%, 03/15/48(a)	750	934,426
3.13%, 04/24/50	1,000	984,272
Conagra Brands, Inc.
3.20%, 01/25/23	471	479,932
4.30%, 05/01/24	1,000	1,064,089
4.60%, 11/01/25	1,000	1,099,475
1.38%, 11/01/27	1,000	955,021
5.30%, 11/01/38	1,000	1,263,586
5.40%, 11/01/48(a)	500	673,366
Costco Wholesale Corp.
3.00%, 05/18/27	1,500	1,611,864
1.60%, 04/20/30	1,500	1,453,138
1.75%, 04/20/32	500	485,781
Dollar General Corp.
3.25%, 04/15/23	2,000	2,048,327
4.13%, 04/03/50	1,000	1,154,232
Dollar Tree, Inc.
4.20%, 05/15/28(a)	1,000	1,114,509
2.65%, 12/01/31	500	501,091
3.38%, 12/01/51	400	402,677
General Mills, Inc.
3.65%, 02/15/24	500	523,928

Security	Par (000)	Value

Food & Staples Retailing (continued)
General Mills, Inc. (continued)
3.20%, 02/10/27	$250	$265,615
4.20%, 04/17/28	1,000	1,116,721
2.88%, 04/15/30(a)	1,000	1,043,620
2.25%, 10/14/31(a)	700	691,653
3.00%, 02/01/51(a)	1,051	1,053,859
Ingredion, Inc., 3.90%, 06/01/50(a)	500	565,267
Kellogg Co.
2.65%, 12/01/23	1,000	1,030,525
3.25%, 04/01/26	65	68,828
4.30%, 05/15/28	1,000	1,131,756
2.10%, 06/01/30(a)	2,000	1,958,890
4.50%, 04/01/46	350	434,252
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40(a)	73	99,058
Kroger Co.
3.50%, 02/01/26	495	529,663
2.65%, 10/15/26	1,000	1,039,075
3.70%, 08/01/27	500	545,739
4.50%, 01/15/29(a)	1,000	1,151,715
2.20%, 05/01/30(a)	1,500	1,494,070
1.70%, 01/15/31(a)	1,065	1,011,181
5.15%, 08/01/43(a)	125	163,376
3.88%, 10/15/46	500	556,345
4.45%, 02/01/47(a)	1,000	1,213,144
4.65%, 01/15/48(a)	500	619,702
5.40%, 01/15/49(a)	500	698,195
3.95%, 01/15/50(a)	300	344,949
McCormick & Co., Inc.
0.90%, 02/15/26	375	362,420
2.50%, 04/15/30	2,000	2,021,657
1.85%, 02/15/31	135	128,760
Sysco Corp.
3.75%, 10/01/25(a)	100	107,160
3.30%, 07/15/26	630	670,952
3.25%, 07/15/27	1,000	1,063,379
5.95%, 04/01/30	1,000	1,248,199
2.45%, 12/14/31	500	500,621
4.85%, 10/01/45	150	183,857
4.50%, 04/01/46	250	290,875
4.45%, 03/15/48	500	588,332
6.60%, 04/01/50	1,543	2,397,013
3.15%, 12/14/51	200	196,856
Target Corp.
3.50%, 07/01/24	1,000	1,060,281
2.25%, 04/15/25	1,420	1,463,371
2.50%, 04/15/26(a)	250	261,662
3.38%, 04/15/29	1,000	1,095,285
2.35%, 02/15/30	980	1,007,096
2.65%, 09/15/30	1,160	1,215,882
7.00%, 01/15/38	1,000	1,579,507
3.63%, 04/15/46(a)	850	998,527
3.90%, 11/15/47	500	619,345
Walgreens Boots Alliance, Inc.
0.95%, 11/17/23	1,000	999,473
3.45%, 06/01/26	459	488,375
3.20%, 04/15/30(a)	2,000	2,117,487
4.10%, 04/15/50	1,000	1,120,904
Walmart, Inc.
3.40%, 06/26/23	2,000	2,080,410
3.30%, 04/22/24	1,750	1,834,398

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing (continued)
Walmart, Inc. (continued)
1.05%, 09/17/26	$240	$237,304
1.50%, 09/22/28(a)	3,500	3,478,328
2.38%, 09/24/29	33	34,427
1.80%, 09/22/31	5,500	5,444,851
2.50%, 09/22/41	3,200	3,226,316
4.05%, 06/29/48	475	603,676
2.65%, 09/22/51	1,160	1,186,037

		79,047,602

Food Products — 0.1%
Archer-Daniels-Midland Co.
2.50%, 08/11/26	1,750	1,819,846
4.54%, 03/26/42	37	47,293
4.02%, 04/16/43	125	150,420
3.75%, 09/15/47	1,000	1,179,343
4.50%, 03/15/49(a)	1,000	1,314,545
Bunge Ltd. Finance Corp.(a)
3.75%, 09/25/27	1,000	1,084,840
2.75%, 05/14/31	700	710,418
Flowers Foods, Inc., 2.40%, 03/15/31(a)	60	59,092
Hershey Co.
2.05%, 11/15/24	500	513,715
2.45%, 11/15/29(a)	500	518,318
3.13%, 11/15/49	500	534,180
2.65%, 06/01/50(a)	1,000	1,004,100
Hormel Foods Corp.
1.70%, 06/03/28	1,300	1,294,945
3.05%, 06/03/51	1,300	1,380,652
J M Smucker Co., 2.13%, 03/15/32(a)	1,000	967,132
JM Smucker Co.
3.50%, 03/15/25	1,250	1,332,017
4.25%, 03/15/35	250	291,981
4.38%, 03/15/45(a)	500	603,156
3.55%, 03/15/50	1,000	1,082,299
Mondelez International, Inc.
1.50%, 05/04/25	350	350,324
2.75%, 04/13/30	2,000	2,061,005
1.50%, 02/04/31	580	543,910
1.88%, 10/15/32(a)	500	476,713
2.63%, 09/04/50	715	667,846
Tyson Foods, Inc.
3.95%, 08/15/24	2,000	2,126,021
3.55%, 06/02/27	1,000	1,076,414
4.88%, 08/15/34	70	85,530
5.15%, 08/15/44	250	323,582
4.55%, 06/02/47	250	309,807
5.10%, 09/28/48	1,500	2,017,407

		25,926,851

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories
3.88%, 09/15/25	45	48,867
3.75%, 11/30/26	1,417	1,565,831
1.15%, 01/30/28	530	515,127
1.40%, 06/30/30(a)	445	429,371
4.75%, 11/30/36	2,250	2,871,274
5.30%, 05/27/40	500	690,409
4.75%, 04/15/43	250	325,177
4.90%, 11/30/46	2,000	2,734,402

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Baxter International, Inc.
2.60%, 08/15/26	$730	$756,489
1.92%, 02/01/27(c)	2,715	2,724,953
2.27%, 12/01/28(c)	1,805	1,818,074
3.95%, 04/01/30	500	556,684
3.50%, 08/15/46	500	544,126
3.13%, 12/01/51(c)	450	462,974
Becton Dickinson and Co.
3.36%, 06/06/24	454	475,314
3.73%, 12/15/24	342	363,523
3.70%, 06/06/27	1,630	1,776,330
2.82%, 05/20/30	470	486,482
1.96%, 02/11/31	1,075	1,033,386
4.69%, 12/15/44	696	876,323
4.67%, 06/06/47	500	630,416
3.79%, 05/20/50(a)	455	510,543
Boston Scientific Corp.
3.45%, 03/01/24	2,000	2,091,427
3.85%, 05/15/25	382	410,534
4.00%, 03/01/29	250	277,619
2.65%, 06/01/30(a)	1,000	1,019,410
4.55%, 03/01/39	1,000	1,196,108
4.70%, 03/01/49	800	1,013,259
Danaher Corp.
3.35%, 09/15/25	300	319,452
4.38%, 09/15/45	300	368,751
2.60%, 10/01/50(a)	500	476,601
2.80%, 12/10/51	800	788,884
DH Europe Finance II Sarl
2.20%, 11/15/24	1,000	1,021,872
2.60%, 11/15/29	445	459,770
3.25%, 11/15/39(a)	400	427,002
3.40%, 11/15/49	675	723,308
Koninklijke Philips NV, 5.00%, 03/15/42	250	317,383
Medtronic Global Holdings SCA, 3.35%, 04/01/27	250	269,582
Medtronic, Inc.
3.50%, 03/15/25	1,809	1,925,999
4.38%, 03/15/35	350	430,549
4.63%, 03/15/45(a)	1,750	2,291,874
MidMichigan Health, Series 2020, 3.41%, 06/01/50	47	50,045
PerkinElmer, Inc.
1.90%, 09/15/28	520	507,659
3.30%, 09/15/29	1,000	1,058,395
2.25%, 09/15/31	275	267,397
Smith & Nephew PLC, 2.03%, 10/14/30	1,400	1,351,905
STERIS Irish FinCo. UnLtd Co.
2.70%, 03/15/31(a)	700	706,009
3.75%, 03/15/51	400	437,712
Stryker Corp.
3.38%, 05/15/24	2,000	2,098,838
3.38%, 11/01/25	580	618,243
3.50%, 03/15/26	500	535,835
4.63%, 03/15/46	1,250	1,600,689
2.90%, 06/15/50(a)	500	502,237
Thermo Fisher Scientific, Inc.
3.65%, 12/15/25	500	536,789
1.75%, 10/15/28	380	377,517
2.60%, 10/01/29	970	1,008,150

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Thermo Fisher Scientific, Inc. (continued)
2.00%, 10/15/31	$250	$246,320
2.80%, 10/15/41(a)	1,420	1,436,477
4.10%, 08/15/47(a)	500	616,738
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/31	1,100	1,105,781
4.45%, 08/15/45(a)	500	593,000

		53,681,195

Health Care Providers & Services — 0.7%
AdventHealth Obligated Group, 2.80%, 11/15/51	139	135,497
Adventist Health System/West, 3.63%, 03/01/49	197	217,583
Advocate Health & Hospitals Corp.
3.83%, 08/15/28	74	82,646
4.27%, 08/15/48	107	132,350
3.39%, 10/15/49(a)	460	512,161
Series 2020, 3.01%, 06/15/50(a)	265	273,131
Aetna, Inc.
2.80%, 06/15/23	1,500	1,536,915
3.50%, 11/15/24	320	337,514
6.75%, 12/15/37	300	433,756
4.50%, 05/15/42	250	295,427
4.75%, 03/15/44	1,025	1,252,044
3.88%, 08/15/47	1,050	1,167,998
AHS Hospital Corp., Series 2021, 2.78%, 07/01/51	470	465,896
Allina Health System
Series 2019, 3.89%, 04/15/49	220	257,683
Series 2021, 2.90%, 11/15/51	70	70,421
AmerisourceBergen Corp.
3.45%, 12/15/27	750	806,067
2.80%, 05/15/30	400	413,021
2.70%, 03/15/31	500	505,172
4.25%, 03/01/45	250	284,802
4.30%, 12/15/47	500	589,109
Anthem, Inc.
3.30%, 01/15/23	100	102,601
3.50%, 08/15/24	250	263,992
2.38%, 01/15/25	160	164,986
1.50%, 03/15/26	990	988,845
3.65%, 12/01/27	1,000	1,097,059
2.25%, 05/15/30	785	782,197
2.55%, 03/15/31(a)	700	714,668
4.63%, 05/15/42	50	62,134
4.65%, 01/15/43	2,000	2,499,047
5.10%, 01/15/44	900	1,188,149
4.65%, 08/15/44	350	438,713
4.38%, 12/01/47	1,000	1,218,255
4.55%, 03/01/48	750	935,384
3.13%, 05/15/50	845	865,807
3.60%, 03/15/51	990	1,098,855
Ascension Health
3.95%, 11/15/46(a)	1,500	1,833,998
Series B, 2.53%, 11/15/29(a)	150	155,680
Series B, 3.11%, 11/15/39	52	55,250
Banner Health
2.91%, 01/01/42	216	220,191
2.91%, 01/01/51(a)	309	312,187
Series 2020, 3.18%, 01/01/50	181	191,183

Security	Par (000)	Value

Health Care Providers & Services (continued)
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50	$65	$70,864
BayCare Health System, Inc., Series 2020, 3.83%, 11/15/50	285	337,724
Baylor Scott & White Holdings
1.78%, 11/15/30	120	115,810
2.84%, 11/15/50(a)	1,183	1,183,517
Beth Israel Lahey Health, Inc., 3.08%, 07/01/51	86	84,782
Bon Secours Mercy Health, Inc.(a)
3.46%, 06/01/30	200	217,366
Series 20-2, 3.21%, 06/01/50	170	179,092
Cardinal Health, Inc.
3.50%, 11/15/24	250	263,829
3.75%, 09/15/25	500	535,912
3.41%, 06/15/27(a)	1,000	1,072,485
4.60%, 03/15/43	50	57,548
4.90%, 09/15/45	750	901,249
4.37%, 06/15/47	500	563,460
Cedars-Sinai Health System, 2.29%, 08/15/31	200	199,563
Children’s Health System of Texas, 2.51%, 08/15/50(a)	71	67,012
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47(a)	200	246,920
Children’s Hospital of Philadelphia, Series 2020, 2.70%, 07/01/50	144	140,093
CHRISTUS Health, Series C, 4.34%, 07/01/28	155	175,391
CommonSpirit Health
2.76%, 10/01/24	2,245	2,315,356
1.55%, 10/01/25	184	182,257
3.35%, 10/01/29	1,132	1,203,747
2.78%, 10/01/30	308	315,245
3.82%, 10/01/49(a)	1,251	1,414,040
4.19%, 10/01/49	400	465,408
3.91%, 10/01/50	597	664,184
Community Health Network, Inc., Series 20-A, 3.10%, 05/01/50	1,000	998,036
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	46	49,421
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	100	118,478
Dignity Health, 5.27%, 11/01/64	100	139,401
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47	173	205,514
Hackensack Meridian Health, Inc.
Series 2020, 2.68%, 09/01/41	195	190,159
Series 2020, 2.88%, 09/01/50	793	794,640
Hartford HealthCare Corp., 3.45%, 07/01/54(a)	175	186,212
HCA, Inc.
4.75%, 05/01/23	3,000	3,142,112
5.25%, 04/15/25	1,000	1,106,204
5.25%, 06/15/26	1,000	1,124,574
4.13%, 06/15/29(a)	750	825,282
2.38%, 07/15/31(a)	1,000	984,456
5.13%, 06/15/39	1,000	1,231,529
5.50%, 06/15/47	1,000	1,308,541
5.25%, 06/15/49	1,250	1,605,400
3.50%, 07/15/51	1,360	1,386,481
Humana, Inc.
3.85%, 10/01/24	500	530,765
1.35%, 02/03/27	765	743,869

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Humana, Inc. (continued)
3.13%, 08/15/29	$500	$523,862
2.15%, 02/03/32	465	449,624
4.63%, 12/01/42	1,000	1,231,061
4.95%, 10/01/44	250	321,534
4.80%, 03/15/47	200	253,369
Indiana University Health, Inc. Obligated Group, Series 2021, 2.85%, 11/01/51	500	502,654
Integris Baptist Medical Center, Inc., Series A, 3.88%, 08/15/50	188	214,667
Johns Hopkins Health System Corp., 3.84%, 05/15/46	175	207,642
Kaiser Foundation Hospitals
3.15%, 05/01/27	500	532,199
2.81%, 06/01/41	574	577,100
4.15%, 05/01/47	1,110	1,368,340
3.00%, 06/01/51	671	690,511
Series 2019, 3.27%, 11/01/49	325	347,711
Mass General Brigham, Inc.
3.34%, 07/01/60	600	652,947
Series 2017, 3.77%, 07/01/48	85	98,235
Series 2020, 3.19%, 07/01/49	500	529,683
Mayo Clinic
Series 2016, 4.13%, 11/15/52(a)	300	376,682
Series 2021, 3.20%, 11/15/61	367	394,421
McKesson Corp.
2.85%, 03/15/23	150	152,649
3.80%, 03/15/24	1,500	1,574,582
1.30%, 08/15/26	900	878,509
3.95%, 02/16/28	1,000	1,097,950
MedStar Health, Inc., Series 20A, 3.63%, 08/15/49	99	108,113
Memorial Health Services, 3.45%, 11/01/49	175	192,714
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	200	264,893
4.13%, 07/01/52	200	251,748
Series 2020, 2.96%, 01/01/50	1,214	1,240,034
Mercy Health, Series 2018, 4.30%, 07/01/28	64	71,986
Methodist Hospital, Series 20A, 2.71%, 12/01/50(a)	219	211,736
Montefiore Obligated Group, 4.29%, 09/01/50	364	356,508
Mount Sinai Hospitals Group, Inc.
Series 2017, 3.98%, 07/01/48	66	76,225
Series 2019, 3.74%, 07/01/49	300	326,054
Series 2020, 3.39%, 07/01/50	186	193,864
MultiCare Health System, 2.80%, 08/15/50	47	45,547
New York and Presbyterian Hospital
2.26%, 08/01/40	500	467,662
4.02%, 08/01/45	150	183,381
2.61%, 08/01/60	500	475,839
Series 2019, 3.95%, 08/01/2119	207	251,038
Northwell Healthcare, Inc.
3.98%, 11/01/46	200	227,126
4.26%, 11/01/47	70	82,640
3.81%, 11/01/49	162	179,633
Novant Health, Inc.
2.64%, 11/01/36	138	139,064
3.17%, 11/01/51	434	455,367
3.32%, 11/01/61	217	232,657
Ochsner LSU Health System of North Louisiana, 2.51%, 05/15/31(a)	200	195,607

Security	Par (000)	Value

Health Care Providers & Services (continued)
OhioHealth Corp., 2.83%, 11/15/41	$331	$337,811
Orlando Health Obligated Group(a)
4.09%, 10/01/48	29	34,274
3.33%, 10/01/50	192	201,009
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48	79	104,929
Series 2020, 1.38%, 11/15/25	24	23,841
Series 2020, 3.22%, 11/15/50	139	145,477
Piedmont Healthcare, Inc.
2.72%, 01/01/42	164	160,117
2.86%, 01/01/52	66	64,379
Providence St Joseph Health Obligated Group, 2.70%, 10/01/51	905	874,691
Providence St. Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29	325	335,277
Series A, 3.93%, 10/01/48(a)	77	90,491
Rady Children’s Hospital-San Diego, 3.15%, 08/15/51	120	128,429
RWJ Barnabas Health, Inc., 3.95%, 07/01/46(a)	230	269,156
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50	175	171,592
Sentara Healthcare, 2.93%, 11/01/51	134	135,759
Sharp HealthCare, Series 20B, 2.68%, 08/01/50	91	86,015
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49	85	93,887
Stanford Health Care
3.03%, 08/15/51	700	727,700
Series 2018, 3.80%, 11/15/48	64	76,063
Summa Health, 3.51%, 11/15/51(a)	200	210,839
Sutter Health
Series 2018, 3.70%, 08/15/28	86	94,863
Series 2018, 4.09%, 08/15/48	107	125,747
Series 20A, 2.29%, 08/15/30	260	259,622
Series 20A, 3.36%, 08/15/50	335	351,028
Series 20-A, 1.32%, 08/15/25	134	132,784
Series 20-A, 3.16%, 08/15/40(a)	177	182,061
Texas Health Resources, 2.33%, 11/15/50	165	149,037
Toledo Hospital
6.02%, 11/15/48	125	152,021
Series B, 5.33%, 11/15/28	125	140,079
Trinity Health Corp.
Series 2019, 3.43%, 12/01/48(a)	137	150,268
Series 2021, 2.63%, 12/01/40	112	109,785
UnitedHealth Group, Inc.
2.88%, 03/15/23	250	256,372
3.50%, 06/15/23	2,000	2,080,051
2.38%, 08/15/24	2,425	2,510,807
3.75%, 07/15/25	1,000	1,084,263
1.25%, 01/15/26	210	209,201
3.10%, 03/15/26	500	534,445
1.15%, 05/15/26(a)	995	984,237
3.45%, 01/15/27	500	544,091
3.38%, 04/15/27(a)	1,000	1,083,466
3.85%, 06/15/28	1,000	1,114,518
2.88%, 08/15/29	1,890	1,999,325
2.00%, 05/15/30(a)	315	312,721
2.30%, 05/15/31	1,145	1,164,943
4.63%, 07/15/35	555	693,497
6.88%, 02/15/38	100	153,315
3.50%, 08/15/39	645	715,171
2.75%, 05/15/40	300	304,554

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (continued)
5.95%, 02/15/41	$100	$143,515
3.05%, 05/15/41	1,255	1,313,507
4.63%, 11/15/41	600	753,591
3.95%, 10/15/42	150	174,833
4.25%, 03/15/43(a)	500	606,003
4.75%, 07/15/45	1,500	1,963,609
4.20%, 01/15/47	750	910,375
4.25%, 04/15/47	1,000	1,223,872
3.75%, 10/15/47	500	573,923
4.25%, 06/15/48	1,400	1,734,191
4.45%, 12/15/48	1,000	1,276,150
3.70%, 08/15/49	1,500	1,726,054
2.90%, 05/15/50	1,290	1,314,054
3.25%, 05/15/51	495	535,506
3.88%, 08/15/59	1,000	1,196,737
3.13%, 05/15/60	600	619,504
Universal Health Services, Inc.(c)
1.65%, 09/01/26	900	883,359
2.65%, 10/15/30	50	49,595
2.65%, 01/15/32(a)	900	884,386
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50	60	59,012
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48(a)	108	138,658
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50	121	111,846

		113,863,958

Health Care Technology — 0.0%
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50	225	231,019
Laboratory Corp. of America Holdings
4.00%, 11/01/23	100	104,838
3.25%, 09/01/24	1,000	1,046,918
2.30%, 12/01/24	1,000	1,024,459
3.60%, 02/01/25	75	79,170
1.55%, 06/01/26	515	509,089
3.60%, 09/01/27	500	540,042
2.70%, 06/01/31	1,095	1,111,614
4.70%, 02/01/45	450	547,655
Quest Diagnostics, Inc.
4.25%, 04/01/24(a)	250	264,121
3.50%, 03/30/25	370	390,502
4.20%, 06/30/29	250	282,256
2.95%, 06/30/30(a)	425	441,626
2.80%, 06/30/31	400	412,983
4.70%, 03/30/45(a)	250	309,597

		7,295,889

Hotels, Restaurants & Leisure — 0.2%
Choice Hotels International, Inc., 3.70%, 12/01/29	200	212,534
Darden Restaurants, Inc., 4.55%, 02/15/48	500	578,092
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	400	438,101
Hyatt Hotels Corp.
3.38%, 07/15/23	190	194,354
4.38%, 09/15/28	305	329,789
5.75%, 04/23/30	500	596,428

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp.
3.20%, 08/08/24	$2,745	$2,794,663
3.50%, 08/18/26	270	273,291
3.90%, 08/08/29(a)	185	186,290
Marriott International, Inc.
4.00%, 04/15/28	1,000	1,079,109
Series EE, 5.75%, 05/01/25	608	684,390
Series FF, 4.63%, 06/15/30(a)	1,000	1,124,945
Series GG, 3.50%, 10/15/32	1,000	1,047,254
Series R, 3.13%, 06/15/26	1,000	1,038,526
McDonald’s Corp.
3.35%, 04/01/23	250	257,357
3.25%, 06/10/24(a)	400	420,260
3.38%, 05/26/25	500	531,391
3.30%, 07/01/25	115	121,908
3.70%, 01/30/26	1,000	1,075,878
3.50%, 03/01/27(a)	1,000	1,080,113
3.50%, 07/01/27	1,400	1,518,234
3.80%, 04/01/28	1,000	1,098,677
3.60%, 07/01/30	1,525	1,685,214
4.70%, 12/09/35	315	383,506
6.30%, 03/01/38	1,000	1,421,030
3.70%, 02/15/42	100	110,378
4.60%, 05/26/45	1,000	1,242,110
4.88%, 12/09/45	1,000	1,284,757
4.45%, 03/01/47	500	609,849
4.45%, 09/01/48	500	615,638
3.63%, 09/01/49	875	967,509
4.20%, 04/01/50	1,390	1,682,328
Sands China Ltd.
5.13%, 08/08/25	1,500	1,565,130
5.40%, 08/08/28(a)	1,750	1,865,518
Starbucks Corp.
3.10%, 03/01/23	2,000	2,047,627
3.85%, 10/01/23(a)	250	261,037
3.80%, 08/15/25	1,000	1,078,847
4.00%, 11/15/28(a)	500	557,968
3.55%, 08/15/29	1,250	1,365,242
2.25%, 03/12/30	1,000	992,965
2.55%, 11/15/30(a)	800	815,880
3.75%, 12/01/47	1,000	1,099,929
3.35%, 03/12/50	1,000	1,045,633
3.50%, 11/15/50	800	861,442

		40,241,121

Household Durables — 0.1%
D.R. Horton, Inc.
2.50%, 10/15/24	425	437,304
1.40%, 10/15/27	1,000	967,021
DR Horton, Inc., 1.30%, 10/15/26	1,015	991,111
Leggett & Platt, Inc.
3.80%, 11/15/24	200	209,896
4.40%, 03/15/29	1,000	1,119,277
3.50%, 11/15/51	605	607,084
Lennar Corp.
4.75%, 05/30/25	2,000	2,188,110
4.75%, 11/29/27(a)	2,000	2,263,361
MDC Holdings, Inc.
2.50%, 01/15/31	200	193,446
6.00%, 01/15/43	400	506,014

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Durables (continued)
Mohawk Industries, Inc.
3.85%, 02/01/23(a)	$125	$127,889
3.63%, 05/15/30.	300	321,524
PulteGroup, Inc., 7.88%, 06/15/32(a)	1,000	1,420,964
Whirlpool Corp.
2.40%, 05/15/31(a)	245	245,322
5.15%, 03/01/43	200	247,907
4.50%, 06/01/46	250	297,475
4.60%, 05/15/50(a)	600	742,028

		12,885,733

Household Products — 0.0%
Church & Dwight Co., Inc., 2.30%, 12/15/31	1,000	1,008,546

Insurance — 0.8%
Aflac, Inc.
3.63%, 11/15/24	250	267,095
1.13%, 03/15/26	1,000	981,716
2.88%, 10/15/26(a)	750	788,973
4.75%, 01/15/49	500	662,374
Alleghany Corp.
3.63%, 05/15/30	700	758,882
3.25%, 08/15/51(a)	1,000	985,184
Allstate Corp.
3.15%, 06/15/23	250	258,453
3.28%, 12/15/26	750	805,510
1.45%, 12/15/30	2,000	1,890,705
4.50%, 06/15/43	150	182,349
4.20%, 12/15/46	1,000	1,200,317
3.85%, 08/10/49	1,000	1,166,820
Series B, (3 mo. LIBOR US + 2.94%), 5.75%, 08/15/53(b)	1,250	1,300,000
American Financial Group, Inc., 4.50%, 06/15/47	750	889,592
American International Group, Inc.
4.13%, 02/15/24	250	265,449
2.50%, 06/30/25	1,000	1,031,096
3.75%, 07/10/25	750	802,515
3.90%, 04/01/26	2,500	2,709,514
4.25%, 03/15/29	1,000	1,142,651
3.40%, 06/30/30	1,500	1,622,045
3.88%, 01/15/35	500	552,801
4.70%, 07/10/35	500	596,336
4.50%, 07/16/44	750	923,662
4.80%, 07/10/45	750	960,998
4.75%, 04/01/48	1,000	1,273,690
4.38%, 06/30/50	1,000	1,246,515
4.38%, 01/15/55	900	1,103,704
Aon Corp.
4.50%, 12/15/28	1,000	1,138,075
3.75%, 05/02/29	1,000	1,096,209
2.80%, 05/15/30	1,800	1,855,040
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31	500	486,080
2.60%, 12/02/31	345	351,000
2.90%, 08/23/51	400	385,036
Aon PLC
3.50%, 06/14/24	1,000	1,050,944
3.88%, 12/15/25	600	648,133
4.60%, 06/14/44	250	306,820
4.75%, 05/15/45	500	622,117
Arch Capital Finance LLC, 4.01%, 12/15/26	1,000	1,097,215

Security	Par (000)	Value

Insurance (continued)
Arch Capital Group Ltd., 3.64%, 06/30/50	$1,000	$1,069,786
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	162,982
Arthur J Gallagher & Co.
2.40%, 11/09/31	500	491,845
3.50%, 05/20/51	500	527,994
3.05%, 03/09/52	500	483,558
Assurant, Inc., 2.65%, 01/15/32(a)	2,000	1,961,394
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/24(a)	110	119,067
Athene Holding Ltd.
6.15%, 04/03/30	1,000	1,237,219
3.95%, 05/25/51	260	280,488
AXA SA, 8.60%, 12/15/30	550	793,468
Berkshire Hathaway Finance Corp.
1.85%, 03/12/30	500	495,285
1.45%, 10/15/30	900	861,925
4.40%, 05/15/42	100	121,875
4.30%, 05/15/43	250	299,117
4.20%, 08/15/48	2,000	2,426,999
4.25%, 01/15/49	1,000	1,227,887
2.85%, 10/15/50	1,000	985,298
2.50%, 01/15/51	760	705,534
Berkshire Hathaway, Inc.
3.00%, 02/11/23(a)	1,000	1,025,455
2.75%, 03/15/23	1,500	1,531,556
3.13%, 03/15/26	1,400	1,495,047
4.50%, 02/11/43	1,100	1,357,417
Brighthouse Financial, Inc.
5.63%, 05/15/30	1,000	1,193,245
4.70%, 06/22/47	388	425,812
Brown & Brown, Inc., 2.38%, 03/15/31	1,000	974,013
Chubb Corp.
6.00%, 05/11/37	50	70,980
Series 1, 6.50%, 05/15/38	100	149,024
Chubb INA Holdings, Inc.
3.35%, 05/15/24(a)	500	527,052
3.15%, 03/15/25	1,000	1,055,292
3.35%, 05/03/26	795	852,340
4.15%, 03/13/43	150	179,676
2.85%, 12/15/51	500	501,539
3.05%, 12/15/61	345	351,971
CNA Financial Corp.
4.50%, 03/01/26	350	386,204
3.90%, 05/01/29	500	553,387
Enstar Group Ltd., 3.10%, 09/01/31	715	700,853
Equitable Holdings, Inc.
4.35%, 04/20/28	1,000	1,121,014
5.00%, 04/20/48	1,000	1,248,966
Everest Reinsurance Holdings, Inc.
3.50%, 10/15/50	500	524,498
3.13%, 10/15/52	900	876,069
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30	1,000	1,119,987
Fidelity National Financial, Inc.
3.40%, 06/15/30	500	527,847
3.20%, 09/17/51(a)	330	315,341
First American Financial Corp.(a)
4.60%, 11/15/24	200	216,398
2.40%, 08/15/31	220	215,236
Globe Life, Inc., 2.15%, 08/15/30	1,000	986,512

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Hanover Insurance Group, Inc.
4.50%, 04/15/26	$600	$657,710
2.50%, 09/01/30	500	497,154
Hartford Financial Services Group, Inc.
2.80%, 08/19/29(a)	500	518,498
6.10%, 10/01/41	100	139,938
3.60%, 08/19/49(a)	1,335	1,461,217
2.90%, 09/15/51	1,035	1,019,782
Lincoln National Corp.
4.00%, 09/01/23	200	209,659
3.35%, 03/09/25	65	68,974
3.80%, 03/01/28(a)	1,500	1,645,653
6.30%, 10/09/37	250	349,724
4.35%, 03/01/48	200	239,976
4.38%, 06/15/50(a)	500	606,038
Loews Corp.
2.63%, 05/15/23	250	255,150
3.75%, 04/01/26	500	540,454
3.20%, 05/15/30	655	696,235
Manulife Financial Corp.
4.15%, 03/04/26	500	547,284
2.48%, 05/19/27	1,000	1,023,532
5.38%, 03/04/46	1,000	1,399,800
(5 year USD ICE Swap + 1.65%), 4.06%, 02/24/32(b)	500	537,934
Markel Corp.
3.35%, 09/17/29	475	513,074
4.30%, 11/01/47(a)	750	868,622
4.15%, 09/17/50	500	572,058
3.45%, 05/07/52	300	309,265
Marsh & McLennan Cos., Inc.
3.30%, 03/14/23	500	513,121
3.88%, 03/15/24	500	528,814
3.50%, 06/03/24	1,000	1,054,321
3.50%, 03/10/25	500	529,208
3.75%, 03/14/26	1,000	1,085,007
4.38%, 03/15/29	1,000	1,139,896
2.25%, 11/15/30(a)	345	344,276
2.38%, 12/15/31	65	65,617
4.35%, 01/30/47	250	308,273
4.20%, 03/01/48	500	606,866
4.90%, 03/15/49	1,000	1,344,093
2.90%, 12/15/51	145	144,707
MetLife, Inc.
3.00%, 03/01/25	1,650	1,734,753
6.38%, 06/15/34	500	694,906
5.88%, 02/06/41	2,000	2,830,373
4.13%, 08/13/42	300	355,361
4.88%, 11/13/43	1,250	1,621,113
4.05%, 03/01/45	250	297,130
4.60%, 05/13/46	1,500	1,917,647
Old Republic International Corp.
4.88%, 10/01/24(a)	250	272,256
3.85%, 06/11/51	200	215,077
Primerica, Inc., 2.80%, 11/19/31	210	212,263
Principal Financial Group, Inc.
3.40%, 05/15/25	250	264,019
3.10%, 11/15/26	1,000	1,050,980
3.70%, 05/15/29	1,135	1,252,628
2.13%, 06/15/30	1,000	988,639

Security	Par (000)	Value

Insurance (continued)
Principal Financial Group, Inc. (continued)
4.63%, 09/15/42	$50	$62,189
4.30%, 11/15/46	250	307,303
Progressive Corp.
2.45%, 01/15/27	500	517,913
4.00%, 03/01/29	300	338,727
4.35%, 04/25/44	100	122,391
3.70%, 01/26/45	200	223,572
4.13%, 04/15/47	500	605,489
4.20%, 03/15/48	500	617,748
3.95%, 03/26/50	500	604,399
Prudential Financial, Inc.
1.50%, 03/10/26(a)	1,000	1,000,472
3.88%, 03/27/28	697	772,852
3.00%, 03/10/40(a)	1,000	1,024,780
4.60%, 05/15/44(a)	250	310,067
3.91%, 12/07/47(a)	500	580,543
3.94%, 12/07/49	908	1,059,162
4.35%, 02/25/50(a)	1,000	1,247,377
3.70%, 03/13/51	1,250	1,422,360
(3 mo. LIBOR US + 2.67%), 5.70%, 09/15/48(a)(b)	1,000	1,120,277
(3 mo. LIBOR US + 3.04%), 5.20%, 03/15/44(a)(b)	350	364,481
(5 year CMT + 3.04%), 3.70%, 10/01/50(b)	1,000	1,011,588
Prudential PLC, 3.13%, 04/14/30	1,000	1,067,362
Reinsurance Group of America, Inc., 3.90%, 05/15/29	475	519,398
Travelers Cos., Inc.
6.75%, 06/20/36	250	368,138
6.25%, 06/15/37	500	716,504
4.60%, 08/01/43	850	1,085,382
4.30%, 08/25/45	250	308,433
4.00%, 05/30/47	500	597,252
4.05%, 03/07/48(a)	1,150	1,391,695
4.10%, 03/04/49	250	302,409
Travelers Property Casualty Corp., 6.38%, 03/15/33	100	139,057
Trinity Acquisition PLC, 4.40%, 03/15/26	500	546,979
Unum Group
4.00%, 06/15/29	1,000	1,103,753
5.75%, 08/15/42(a)	250	305,214
4.50%, 12/15/49(a)	250	265,907
Voya Financial, Inc.
3.65%, 06/15/26	350	376,757
5.70%, 07/15/43	500	680,400
W R Berkley Corp.
3.55%, 03/30/52(a)	500	546,532
3.15%, 09/30/61	500	474,521
Willis North America, Inc.
4.50%, 09/15/28	1,500	1,676,674
3.88%, 09/15/49	580	629,356
WR Berkley Corp., 4.00%, 05/12/50	500	572,070
XLIT Ltd., 5.50%, 03/31/45	250	342,157

		133,518,782

Interactive Media & Services — 0.1%
Alphabet, Inc.
3.38%, 02/25/24(a)	500	526,808
0.45%, 08/15/25	175	170,978
2.00%, 08/15/26(a)	2,500	2,576,144

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Interactive Media & Services (continued)
Alphabet, Inc. (continued)
0.80%, 08/15/27(a)	$540	$522,864
1.10%, 08/15/30(a)	650	614,417
1.90%, 08/15/40	600	546,361
2.05%, 08/15/50	800	713,947
2.25%, 08/15/60	1,500	1,336,672
Baidu, Inc.
3.08%, 04/07/25(a)	2,000	2,069,940
4.13%, 06/30/25	1,000	1,076,070
4.88%, 11/14/28(a)	500	570,225
eBay, Inc.
2.75%, 01/30/23	3,000	3,066,253
1.90%, 03/11/25	1,000	1,011,220
1.40%, 05/10/26	395	388,932
3.60%, 06/05/27	1,000	1,087,295
2.70%, 03/11/30	1,000	1,022,130
2.60%, 05/10/31(a)	2,355	2,378,018
3.65%, 05/10/51	500	543,731
JD.com, Inc., 3.38%, 01/14/30(a)	1,000	1,043,500

		21,265,505

Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.
3.60%, 11/28/24(a)	1,500	1,578,390
3.40%, 12/06/27(a)	1,000	1,057,400
4.50%, 11/28/34(a)	250	285,133
4.00%, 12/06/37	1,000	1,078,750
4.20%, 12/06/47(a)	1,300	1,432,681
3.15%, 02/09/51(a)	2,000	1,857,500
4.40%, 12/06/57(a)	1,000	1,135,812
Amazon.com, Inc.
2.40%, 02/22/23	1,500	1,527,834
0.40%, 06/03/23	2,000	1,992,539
0.45%, 05/12/24(a)	1,735	1,717,824
2.80%, 08/22/24	1,500	1,570,072
1.00%, 05/12/26(a)	1,700	1,683,485
1.20%, 06/03/27	2,000	1,972,851
3.15%, 08/22/27	2,750	2,970,058
1.65%, 05/12/28	1,700	1,702,803
1.50%, 06/03/30	3,000	2,907,208
2.10%, 05/12/31	2,000	2,027,218
4.80%, 12/05/34	600	766,274
3.88%, 08/22/37	1,000	1,175,334
2.88%, 05/12/41	1,400	1,453,828
4.95%, 12/05/44	500	682,444
4.05%, 08/22/47	2,500	3,031,115
2.50%, 06/03/50	2,000	1,904,274
3.10%, 05/12/51	2,000	2,135,245
4.25%, 08/22/57	2,000	2,560,806
2.70%, 06/03/60	2,000	1,927,210
3.25%, 05/12/61	700	753,512

		44,887,600

Internet Software & Services — 0.1%
Booking Holdings, Inc.
2.75%, 03/15/23	500	510,730
3.60%, 06/01/26	1,500	1,617,385
4.63%, 04/13/30	1,000	1,168,718
Expedia Group, Inc.
4.50%, 08/15/24(a)	250	267,147
5.00%, 02/15/26	500	556,087
3.80%, 02/15/28	750	801,862

Security	Par (000)	Value

Internet Software & Services (continued)
Expedia Group, Inc. (continued)
3.25%, 02/15/30	$825	$841,913
2.95%, 03/15/31	480	479,318
VeriSign, Inc.
5.25%, 04/01/25	1,000	1,102,500
4.75%, 07/15/27	1,000	1,038,750
2.70%, 06/15/31	1,020	1,025,100

		9,409,510

IT Services — 0.2%
Broadridge Financial Solutions, Inc.
3.40%, 06/27/26	270	287,130
2.90%, 12/01/29	500	516,909
2.60%, 05/01/31	460	461,720
CGI, Inc.(c)
1.45%, 09/14/26	500	488,928
2.30%, 09/14/31	500	481,503
Citrix Systems, Inc., 4.50%, 12/01/27	1,000	1,085,524
DXC Technology Co.
1.80%, 09/15/26	600	592,887
2.38%, 09/15/28	400	391,014
Fidelity National Information Services, Inc.
0.38%, 03/01/23(a)	1,355	1,348,284
0.60%, 03/01/24	510	502,042
1.15%, 03/01/26	595	579,574
1.65%, 03/01/28	680	658,378
2.25%, 03/01/31(a)	1,730	1,691,831
3.10%, 03/01/41	505	509,896
Fiserv, Inc.
2.75%, 07/01/24	2,120	2,192,764
2.25%, 06/01/27	1,800	1,831,307
4.20%, 10/01/28(a)	1,000	1,121,025
3.50%, 07/01/29	1,645	1,769,100
2.65%, 06/01/30(a)	955	969,034
4.40%, 07/01/49	880	1,048,385
Genpact Luxembourg Sarl, 3.38%, 12/01/24	1,000	1,050,905
International Business Machines Corp.
3.63%, 02/12/24	775	816,914
3.00%, 05/15/24	2,000	2,089,208
3.45%, 02/19/26(a)	250	267,874
3.30%, 05/15/26	1,500	1,603,598
3.30%, 01/27/27(a)	1,000	1,072,311
1.70%, 05/15/27	1,170	1,165,966
3.50%, 05/15/29	4,000	4,340,963
1.95%, 05/15/30(a)	1,700	1,661,913
5.88%, 11/29/32	250	328,906
2.85%, 05/15/40	1,000	981,584
4.00%, 06/20/42	850	977,675
4.70%, 02/19/46(a)	1,250	1,600,777
4.25%, 05/15/49	1,925	2,334,755
2.95%, 05/15/50	1,280	1,250,029
Kyndryl Holdings, Inc., 4.10%, 10/15/41(c)	1,000	968,091
Leidos, Inc., 2.30%, 02/15/31	750	722,085
Verisk Analytics, Inc.
4.00%, 06/15/25	250	268,607
4.13%, 03/15/29	500	557,480
3.63%, 05/15/50	330	358,841

		42,945,717

Leisure Products — 0.0%
Hasbro, Inc.
3.00%, 11/19/24	500	520,333

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Products (continued)
Hasbro, Inc. (continued)
3.55%, 11/19/26	$300	$321,641
3.50%, 09/15/27	250	269,516
3.90%, 11/19/29	300	330,761
6.35%, 03/15/40(a)	500	689,859
5.10%, 05/15/44	60	74,679

		2,206,789

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
3.88%, 07/15/23	200	207,296
2.75%, 09/15/29	645	665,850
2.30%, 03/12/31	690	683,259

		1,556,405

Machinery — 0.2%
Brunswick Corp., 2.40%, 08/18/31	260	249,300
Caterpillar Financial Services Corp.
2.63%, 03/01/23	2,000	2,043,418
3.45%, 05/15/23	400	413,789
3.65%, 12/07/23	1,000	1,052,626
2.85%, 05/17/24(a)	2,000	2,087,853
3.30%, 06/09/24	250	262,625
2.15%, 11/08/24(a)	2,200	2,263,697
0.80%, 11/13/25(a)	1,000	980,729
1.15%, 09/14/26(a)	900	886,510
Caterpillar, Inc.
3.40%, 05/15/24	500	524,786
2.60%, 09/19/29	70	73,204
2.60%, 04/09/30(a)	500	521,025
1.90%, 03/12/31(a)	910	907,061
5.20%, 05/27/41	600	825,432
3.80%, 08/15/42	1,450	1,691,792
3.25%, 09/19/49	1,000	1,095,995
3.25%, 04/09/50	1,000	1,104,816
4.75%, 05/15/64	200	287,213
CNH Industrial Capital LLC
1.88%, 01/15/26(a)	1,000	1,000,426
1.45%, 07/15/26	220	215,284
CNH Industrial NV, 4.50%, 08/15/23	3,000	3,151,333
Crane Co., 4.45%, 12/15/23	125	131,736
Deere & Co.
2.75%, 04/15/25(a)	1,000	1,044,627
3.10%, 04/15/30	500	538,868
3.90%, 06/09/42	550	653,011
2.88%, 09/07/49	385	397,608
3.75%, 04/15/50	1,000	1,181,118
Dover Corp.
3.15%, 11/15/25	250	264,077
2.95%, 11/04/29(a)	170	179,322
Flowserve Corp., 2.80%, 01/15/32	200	194,602
Fortive Corp., 3.15%, 06/15/26(a)	500	529,660
IDEX Corp., 2.63%, 06/15/31	190	191,645
John Deere Capital Corp., 1.30%, 10/13/26	515	509,798
Kennametal, Inc., 2.80%, 03/01/31	155	154,115
nVent Finance Sarl, 2.75%, 11/15/31	185	184,225
Otis Worldwide Corp.
2.06%, 04/05/25	515	523,562
2.57%, 02/15/30	1,000	1,014,375
3.11%, 02/15/40	1,000	1,025,746
3.36%, 02/15/50(a)	195	205,497

Security	Par (000)	Value

Machinery (continued)
Snap-On Inc., 3.10%, 05/01/50	$1,000	$1,054,243
Stanley Black & Decker, Inc.
4.25%, 11/15/28	1,000	1,135,988
2.30%, 03/15/30	1,000	1,013,703
4.85%, 11/15/48(a)	250	332,670
2.75%, 11/15/50	300	288,741
(5 year CMT + 2.66%), 4.00%, 03/15/60(b)	600	616,416
Valmont Industries, Inc., 5.00%, 10/01/44	1,000	1,233,833
Westinghouse Air Brake Technologies Corp.
4.40%, 03/15/24	500	528,850
3.20%, 06/15/25	500	520,370
4.95%, 09/15/28	500	568,355
Xylem, Inc., 4.38%, 11/01/46	500	594,800

		38,450,475

Media — 0.9%
Bell Canada
2.15%, 02/15/32.	500	487,636
4.46%, 04/01/48	310	383,529
4.30%, 07/29/49(a)	265	321,797
3.65%, 03/17/51	380	417,200
3.20%, 02/15/52(a)	245	249,877
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%, 02/01/24	2,000	2,126,962
4.91%, 07/23/25	1,930	2,125,139
3.75%, 02/15/28	500	535,642
2.25%, 01/15/29	485	473,213
5.05%, 03/30/29	1,000	1,144,804
2.80%, 04/01/31	2,000	1,978,985
2.30%, 02/01/32	1,800	1,708,618
6.38%, 10/23/35	250	322,936
5.38%, 04/01/38	1,000	1,193,327
3.50%, 06/01/41	1,000	974,984
3.50%, 03/01/42	500	484,944
6.48%, 10/23/45	1,500	2,048,381
5.38%, 05/01/47	1,500	1,790,409
5.75%, 04/01/48	1,000	1,247,058
5.13%, 07/01/49	1,000	1,159,970
4.80%, 03/01/50	1,900	2,127,305
3.70%, 04/01/51	1,600	1,546,859
3.90%, 06/01/52	1,600	1,604,426
6.83%, 10/23/55	250	357,532
3.85%, 04/01/61	1,470	1,386,224
4.40%, 12/01/61	1,400	1,448,310
3.95%, 06/30/62(a)	1,500	1,445,069
Comcast Corp.
3.70%, 04/15/24(a)	1,000	1,062,414
3.38%, 08/15/25	2,500	2,672,027
3.95%, 10/15/25(a)	1,250	1,364,663
3.15%, 03/01/26	1,750	1,865,875
2.35%, 01/15/27	850	880,336
3.30%, 02/01/27	1,000	1,074,304
3.30%, 04/01/27	2,000	2,149,647
3.15%, 02/15/28	1,250	1,341,718
3.55%, 05/01/28(a)	1,000	1,096,394
4.15%, 10/15/28	2,220	2,520,213
2.65%, 02/01/30	945	980,055
3.40%, 04/01/30	2,730	2,979,437
4.25%, 10/15/30	1,000	1,154,071
1.95%, 01/15/31	845	827,922

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Comcast Corp. (continued)
1.50%, 02/15/31	$1,645	$1,552,659
4.25%, 01/15/33	650	760,661
4.20%, 08/15/34	2,235	2,628,542
4.40%, 08/15/35	250	299,580
3.20%, 07/15/36	500	533,237
3.90%, 03/01/38	500	565,849
4.60%, 10/15/38	750	910,034
3.25%, 11/01/39	1,000	1,055,041
3.75%, 04/01/40	1,000	1,119,526
4.65%, 07/15/42	575	703,630
4.75%, 03/01/44	375	468,205
4.60%, 08/15/45	1,250	1,554,603
3.40%, 07/15/46	500	529,580
4.00%, 08/15/47	500	575,095
3.97%, 11/01/47	1,500	1,727,022
4.00%, 03/01/48	500	575,938
4.70%, 10/15/48	1,250	1,591,681
4.00%, 11/01/49	1,255	1,454,222
3.45%, 02/01/50	1,800	1,922,080
2.80%, 01/15/51	860	828,526
2.89%, 11/01/51(c)	964	933,138
2.45%, 08/15/52	1,700	1,522,160
4.05%, 11/01/52	361	421,625
2.94%, 11/01/56(c)	3,858	3,674,874
4.95%, 10/15/58(a)	1,000	1,381,464
2.65%, 08/15/62	800	709,961
2.99%, 11/01/63(c)	3,530	3,350,061
Discovery Communications LLC
2.95%, 03/20/23	525	536,947
3.90%, 11/15/24	250	265,063
3.45%, 03/15/25	1,000	1,048,611
4.90%, 03/11/26	330	367,784
3.95%, 03/20/28	620	673,811
5.00%, 09/20/37	250	298,292
5.20%, 09/20/47	1,445	1,791,176
5.30%, 05/15/49	500	626,018
4.65%, 05/15/50(a)	1,000	1,173,105
4.00%, 09/15/55	1,538	1,624,851
Fox Corp.
4.03%, 01/25/24	1,000	1,056,091
4.71%, 01/25/29	1,000	1,141,398
5.48%, 01/25/39	1,000	1,289,662
5.58%, 01/25/49(a)	1,500	2,047,344
Grupo Televisa SAB
4.63%, 01/30/26(a)	2,000	2,164,750
6.63%, 01/15/40	250	338,875
5.00%, 05/13/45	200	235,600
6.13%, 01/31/46	1,050	1,418,353
5.25%, 05/24/49(a)	500	624,625
NBCUniversal Media LLC
5.95%, 04/01/41	625	894,555
4.45%, 01/15/43	202	244,781
TCI Communications, Inc., 7.88%, 02/15/26	250	311,034
TELUS Corp.
4.60%, 11/16/48(a)	200	254,473
4.30%, 06/15/49	500	605,550
Thomson Reuters Corp.
4.30%, 11/23/23	250	262,697
3.35%, 05/15/26	140	148,572

Security	Par (000)	Value

Media (continued)
Thomson Reuters Corp. (continued)
5.65%, 11/23/43	$1,000	$1,375,052
Time Warner Cable LLC
6.55%, 05/01/37	650	850,376
6.75%, 06/15/39	2,050	2,793,002
5.88%, 11/15/40	250	311,978
5.50%, 09/01/41	1,750	2,121,719
4.50%, 09/15/42	1,225	1,335,510
Time Warner Entertainment Co. LP, 88731EAJ9, 8.38%, 07/15/33(a)	500	728,008
TWDC Enterprises 18 Corp.
3.15%, 09/17/25	165	175,225
3.00%, 02/13/26(a)	200	211,575
1.85%, 07/30/26(a)	1,000	1,008,429
2.95%, 06/15/27(a)	750	799,288
4.13%, 06/01/44	500	597,159
3.00%, 07/30/46	75	76,975
Series E, 4.13%, 12/01/41	250	296,746
ViacomCBS, Inc.
3.70%, 08/15/24	1,000	1,058,705
3.50%, 01/15/25	500	527,350
4.00%, 01/15/26	1,500	1,619,512
3.38%, 02/15/28(a)	500	532,170
3.70%, 06/01/28	500	542,288
4.95%, 01/15/31	1,000	1,191,260
4.20%, 05/19/32	1,000	1,127,966
6.88%, 04/30/36	250	357,816
4.85%, 07/01/42	325	386,948
4.38%, 03/15/43	1,070	1,217,319
5.85%, 09/01/43	1,100	1,481,710
5.25%, 04/01/44	250	312,977
4.90%, 08/15/44	1,000	1,216,753
4.95%, 05/19/50(a)	1,000	1,274,747
Walt Disney Co.
1.75%, 08/30/24	2,500	2,539,611
3.70%, 09/15/24	500	531,321
3.35%, 03/24/25	1,300	1,382,711
3.70%, 10/15/25	830	895,433
1.75%, 01/13/26	600	606,247
3.38%, 11/15/26	1,500	1,613,583
2.20%, 01/13/28	1,000	1,018,571
2.00%, 09/01/29	500	497,357
3.80%, 03/22/30(a)	1,000	1,121,680
2.65%, 01/13/31(a)	2,600	2,704,586
6.20%, 12/15/34	350	488,763
6.40%, 12/15/35(a)	764	1,093,326
6.65%, 11/15/37	250	370,564
4.63%, 03/23/40	1,000	1,242,997
3.50%, 05/13/40	1,600	1,752,310
4.75%, 09/15/44	500	639,987
4.95%, 10/15/45	15	19,744
4.75%, 11/15/46	1,500	1,965,395
2.75%, 09/01/49	1,000	967,546
4.70%, 03/23/50	1,300	1,715,070
3.60%, 01/13/51	2,200	2,487,907
3.80%, 05/13/60	1,000	1,158,463
WPP Finance 2010, 3.75%, 09/19/24	250	264,285

		160,459,244

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining — 0.2%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	$1,000	$1,003,800
ArcelorMittal SA
4.55%, 03/11/26	250	273,649
4.25%, 07/16/29(a)	300	328,479
7.00%, 10/15/39	450	619,956
6.75%, 03/01/41	300	405,030
Barrick Gold Corp., 5.25%, 04/01/42	950	1,231,971
Barrick North America Finance LLC
5.70%, 05/30/41	250	339,760
5.75%, 05/01/43	500	679,311
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	500	680,287
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(a)	250	295,898
5.00%, 09/30/43	1,850	2,446,496
Newmont Corp.
2.80%, 10/01/29	1,080	1,110,448
2.25%, 10/01/30	500	492,960
2.60%, 07/15/32	1,145	1,147,450
5.88%, 04/01/35	250	324,793
4.88%, 03/15/42(a)	1,300	1,628,206
Nucor Corp.
3.95%, 05/01/28	1,000	1,102,714
2.70%, 06/01/30(a)	1,000	1,030,772
2.98%, 12/15/55	750	736,279
Precision Castparts Corp.
2.50%, 01/15/23	150	152,212
4.38%, 06/15/45	500	617,798
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	25	25,878
Rio Tinto Finance USA Ltd.
7.13%, 07/15/28	1,000	1,303,655
5.20%, 11/02/40	350	465,643
2.75%, 11/02/51	1,255	1,244,153
Rio Tinto Finance USA PLC
4.75%, 03/22/42	350	448,391
4.13%, 08/21/42	500	597,814
Southern Copper Corp.
3.88%, 04/23/25	750	801,000
6.75%, 04/16/40	1,350	1,891,519
5.88%, 04/23/45(a)	1,615	2,206,292
Steel Dynamics, Inc.
2.80%, 12/15/24	30	31,169
2.40%, 06/15/25	45	46,039
5.00%, 12/15/26	1,100	1,130,752
1.65%, 10/15/27(a)	500	488,997
3.45%, 04/15/30	90	96,162
3.25%, 01/15/31	285	300,499
3.25%, 10/15/50	600	604,699
Teck Resources Ltd.
6.13%, 10/01/35	200	259,279
6.25%, 07/15/41	200	265,258
5.40%, 02/01/43(a)	2,000	2,438,766
Timken Co., 4.50%, 12/15/28	500	557,268
Vale Overseas Ltd.
6.25%, 08/10/26	2,000	2,310,375
3.75%, 07/08/30	1,000	1,033,312

Security	Par (000)	Value

Metals & Mining (continued)
Vale Overseas Ltd. (continued)
6.88%, 11/10/39(a)	$1,250	$1,676,797
Vale SA, 5.63%, 09/11/42	1,000	1,191,750

		38,063,736

Multiline Retail — 0.0%
Kohl’s Corp., 5.55%, 07/17/45	100	116,598
O’Reilly Automotive, Inc.
4.35%, 06/01/28	1,000	1,127,974
3.90%, 06/01/29	1,000	1,103,772
1.75%, 03/15/31(a)	440	416,291
TJX Cos., Inc.
2.25%, 09/15/26	1,500	1,548,564
4.50%, 04/15/50(a)	500	674,473
Tractor Supply Co., 1.75%, 11/01/30	270	252,795

		5,240,467

Multi-Utilities — 0.1%
Atmos Energy Corp.
2.63%, 09/15/29	210	215,902
1.50%, 01/15/31	1,000	938,285
4.15%, 01/15/43	100	115,626
4.30%, 10/01/48	500	610,176
4.13%, 03/15/49	500	594,390
3.38%, 09/15/49	630	668,710
CenterPoint Energy Resources Corp.
1.75%, 10/01/30	200	189,426
5.85%, 01/15/41	250	338,023
Eastern Energy Gas Holdings LLC
3.60%, 12/15/24	167	177,113
Series A, 2.50%, 11/15/24	495	509,694
National Fuel Gas Co.(a)
3.75%, 03/01/23	300	306,610
2.95%, 03/01/31	500	502,458
NiSource, Inc.
0.95%, 08/15/25	870	846,828
3.49%, 05/15/27	1,000	1,073,438
2.95%, 09/01/29	1,000	1,036,315
1.70%, 02/15/31(a)	445	415,455
5.95%, 06/15/41	1,050	1,437,742
5.25%, 02/15/43	75	95,932
4.80%, 02/15/44	250	306,277
5.65%, 02/01/45	250	337,593
4.38%, 05/15/47	500	588,729
3.95%, 03/30/48(a)	500	561,579
ONE Gas, Inc., 4.66%, 02/01/44	250	306,896
Piedmont Natural Gas Co., Inc.
2.50%, 03/15/31(a)	500	499,832
3.35%, 06/01/50	400	410,097
Southern California Gas Co.
Series TT, 2.60%, 06/15/26(a)	1,250	1,297,845
Series UU, 4.13%, 06/01/48	250	298,341
Series VV, 4.30%, 01/15/49	1,000	1,240,628
Series XX, 2.55%, 02/01/30	1,000	1,025,375
Southern Co. Gas Capital Corp.
2.45%, 10/01/23	1,000	1,020,802
3.95%, 10/01/46	750	823,085
3.15%, 09/30/51	900	888,654
Series 20-A, 1.75%, 01/15/31(a)	500	468,233

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Multi-Utilities (continued)
Southwest Gas Corp.
2.20%, 06/15/30(a)	$1,000	$969,570
3.18%, 08/15/51	900	862,452
Washington Gas Light Co., 3.65%, 09/15/49	500	558,857

		22,536,968

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc.
3.90%, 10/01/25	160	174,315
3.30%, 04/01/27(a)	1,000	1,079,727
1.75%, 06/01/30	285	278,899
5.85%, 06/15/41(a)	300	438,670
4.35%, 04/01/47	750	952,272
2.75%, 06/01/50(a)	500	500,715
KLA Corp.
4.65%, 11/01/24	305	330,662
4.10%, 03/15/29	500	564,391
3.30%, 03/01/50(a)	1,070	1,143,255
Lam Research Corp.
3.80%, 03/15/25	230	247,336
1.90%, 06/15/30	820	806,380
4.88%, 03/15/49	1,000	1,357,391
2.88%, 06/15/50	305	303,901
3.13%, 06/15/60	610	621,535

		8,799,449

Oil, Gas & Consumable Fuels — 2.0%
Eastern Gas Transmission and Storage, Inc.(c)
3.00%, 11/15/29	1,000	1,031,917
3.90%, 11/15/49	300	332,108
Boardwalk Pipelines LP
3.38%, 02/01/23	200	203,591
4.80%, 05/03/29	500	559,962
BP Capital Markets America, Inc.
2.75%, 05/10/23	350	358,694
3.79%, 02/06/24	1,000	1,052,680
3.19%, 04/06/25	2,000	2,109,313
3.80%, 09/21/25(a)	1,000	1,079,204
3.41%, 02/11/26(a)	2,000	2,133,291
3.12%, 05/04/26(a)	350	370,156
3.02%, 01/16/27	500	527,792
3.54%, 04/06/27	1,000	1,079,987
3.94%, 09/21/28	500	553,304
4.23%, 11/06/28	1,000	1,128,735
3.63%, 04/06/30(a)	1,000	1,103,330
1.75%, 08/10/30	515	495,224
3.06%, 06/17/41	200	202,402
3.00%, 02/24/50	1,000	984,418
2.77%, 11/10/50	1,700	1,601,393
2.94%, 06/04/51	1,950	1,871,736
3.00%, 03/17/52	500	489,283
3.38%, 02/08/61	2,000	2,054,697
BP Capital Markets PLC
3.99%, 09/26/23	250	262,924
3.28%, 09/19/27	500	537,141
3.72%, 11/28/28	1,000	1,097,447
Canadian Natural Resources Ltd.
2.95%, 01/15/23	1,000	1,019,042
3.80%, 04/15/24(a)	1,250	1,311,026
3.90%, 02/01/25(a)	250	265,552
3.85%, 06/01/27	250	267,837

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Canadian Natural Resources Ltd. (continued)
2.95%, 07/15/30	$500	$506,193
6.25%, 03/15/38(a)	300	394,714
4.95%, 06/01/47(a)	1,500	1,840,613
Cenovus Energy, Inc.
5.38%, 07/15/25	1,732	1,911,304
4.25%, 04/15/27(a)	2,000	2,179,981
2.65%, 01/15/32	210	205,458
5.25%, 06/15/37	1,393	1,645,893
6.80%, 09/15/37(a)	500	669,994
5.40%, 06/15/47(a)	500	622,466
3.75%, 02/15/52(a)	125	125,304
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	1,000	1,106,224
5.13%, 06/30/27	1,500	1,692,476
3.70%, 11/15/29	500	535,578
2.74%, 12/31/39(a)(c)	500	487,798
Chevron Corp.
1.14%, 05/11/23	235	236,321
3.19%, 06/24/23	500	514,809
1.55%, 05/11/25	3,200	3,227,127
3.33%, 11/17/25	500	533,621
2.95%, 05/16/26	1,250	1,323,379
2.00%, 05/11/27(a)	520	527,783
2.24%, 05/11/30(a)	950	960,884
3.08%, 05/11/50(a)	130	138,003
Chevron USA, Inc.
0.69%, 08/12/25	760	743,509
1.02%, 08/12/27	655	630,762
3.85%, 01/15/28	1,500	1,660,706
4.20%, 10/15/49	500	597,244
2.34%, 08/12/50	1,100	1,014,801
CNOOC Finance Ltd.
Series 2013, 3.00%, 05/09/23	1,300	1,330,306
Series 2013, 4.25%, 05/09/43	500	540,719
Series 2013, 3.30%, 09/30/49	500	463,750
CNOOC Finance ULC
Series 2014, 4.25%, 04/30/24	1,750	1,855,875
Series 2014, 4.88%, 04/30/44	500	589,313
CNOOC Finance USA LLC
Series 2015, 3.50%, 05/05/25	500	526,344
Series 2015, 4.38%, 05/02/28	2,000	2,232,250
CNOOC Petroleum North America ULC
7.88%, 03/15/32	900	1,260,169
6.40%, 05/15/37	400	524,825
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	250	269,487
ConocoPhillips
3.75%, 10/01/27(c)	1,000	1,096,193
2.40%, 02/15/31(c)	200	200,636
6.50%, 02/01/39	1,400	2,033,696
4.88%, 10/01/47(c)	500	658,442
4.85%, 08/15/48(c)	1,000	1,308,676
ConocoPhillips Co.
4.95%, 03/15/26(a)	1,000	1,128,158
6.95%, 04/15/29	850	1,118,279
4.30%, 11/15/44	1,000	1,198,322
5.95%, 03/15/46	750	1,111,101
Continental Resources, Inc.
4.50%, 04/15/23	500	515,235
3.80%, 06/01/24	700	730,426

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc. (continued)
4.38%, 01/15/28	$700	$756,735
4.90%, 06/01/44	500	554,125
Coterra Energy, Inc., 4.38%, 03/15/29(c)	1,000	1,117,382
Devon Energy Corp.
5.85%, 12/15/25(a)	250	285,845
5.88%, 06/15/28	650	704,003
4.50%, 01/15/30	650	697,837
5.60%, 07/15/41(a)	500	627,161
4.75%, 05/15/42(a)	1,350	1,563,072
5.00%, 06/15/45	500	604,361
Diamondback Energy, Inc.
2.88%, 12/01/24	1,000	1,037,414
4.75%, 05/31/25(a)	115	125,975
3.50%, 12/01/29	1,000	1,060,407
3.13%, 03/24/31	185	190,670
4.40%, 03/24/51	1,080	1,237,907
Enable Midstream Partners LP
4.95%, 05/15/28	1,000	1,109,105
5.00%, 05/15/44(a)	500	537,207
Enbridge Energy Partners LP
5.88%, 10/15/25	1,500	1,706,982
7.38%, 10/15/45	800	1,247,546
Enbridge, Inc.
4.00%, 10/01/23	1,000	1,044,053
0.55%, 10/04/23	280	277,822
3.50%, 06/10/24	65	67,838
2.50%, 01/15/25	250	256,907
1.60%, 10/04/26	460	453,402
4.25%, 12/01/26	1,000	1,099,073
3.70%, 07/15/27	1,000	1,078,173
3.13%, 11/15/29(a)	750	785,400
2.50%, 08/01/33	1,000	981,440
4.50%, 06/10/44(a)	250	291,924
4.00%, 11/15/49(a)	550	616,524
3.40%, 08/01/51	320	324,364
Encana Corp., 6.50%, 02/01/38	325	421,656
Energy Transfer LP
3.45%, 01/15/23	1,000	1,018,155
3.60%, 02/01/23	150	152,910
4.25%, 03/15/23(a)	1,000	1,027,592
5.88%, 01/15/24	1,000	1,076,272
4.90%, 02/01/24	250	264,464
4.25%, 04/01/24	400	419,934
4.05%, 03/15/25	1,000	1,059,503
2.90%, 05/15/25	120	123,964
4.75%, 01/15/26	1,000	1,093,859
4.20%, 04/15/27	1,000	1,085,064
4.00%, 10/01/27	1,750	1,879,005
5.25%, 04/15/29	1,500	1,718,100
3.75%, 05/15/30(a)	400	423,862
4.90%, 03/15/35	250	282,248
6.50%, 02/01/42	500	644,166
4.95%, 01/15/43	250	267,177
5.15%, 02/01/43	500	551,360
5.95%, 10/01/43	150	180,281
5.30%, 04/01/44	100	114,508
5.15%, 03/15/45	1,000	1,130,073
5.35%, 05/15/45(a)	250	287,110
6.13%, 12/15/45(a)	1,250	1,554,844
5.30%, 04/15/47(a)	750	869,074

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP (continued)
5.40%, 10/01/47	$1,000	$1,173,463
6.00%, 06/15/48	1,000	1,242,328
6.25%, 04/15/49	1,500	1,959,392
5.00%, 05/15/50	1,070	1,231,247
Energy Transfer Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23	1,000	1,047,505
Enterprise Products Operating LLC
3.90%, 02/15/24	125	131,247
3.75%, 02/15/25	1,790	1,902,002
3.70%, 02/15/26	1,960	2,102,329
3.95%, 02/15/27	2,000	2,180,282
4.15%, 10/16/28	1,000	1,122,569
3.13%, 07/31/29(a)	1,155	1,226,496
2.80%, 01/31/30	860	896,673
5.95%, 02/01/41	150	199,103
4.45%, 02/15/43	825	941,180
4.85%, 03/15/44	700	842,500
5.10%, 02/15/45	250	308,276
4.90%, 05/15/46	1,100	1,330,081
4.25%, 02/15/48	1,000	1,131,862
4.80%, 02/01/49	1,000	1,217,009
4.20%, 01/31/50(a)	1,120	1,255,511
3.70%, 01/31/51	800	839,306
3.20%, 02/15/52	1,700	1,666,807
3.30%, 02/15/53	1,185	1,178,589
3.95%, 01/31/60	545	588,383
(3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(b)	1,000	1,003,368
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(b)	750	765,690
EOG Resources, Inc.
3.15%, 04/01/25	80	83,956
4.38%, 04/15/30(a)	1,000	1,155,571
5.10%, 01/15/36	250	303,579
4.95%, 04/15/50	500	679,242
Equinor ASA
2.65%, 01/15/24	1,500	1,546,436
3.70%, 03/01/24	250	263,660
3.25%, 11/10/24	500	526,604
2.88%, 04/06/25(a)	2,000	2,087,229
3.13%, 04/06/30	1,000	1,074,319
2.38%, 05/22/30	1,000	1,015,908
3.63%, 04/06/40	1,000	1,110,976
5.10%, 08/17/40	1,100	1,441,774
4.25%, 11/23/41	300	360,502
3.25%, 11/18/49	750	794,372
3.70%, 04/06/50	1,000	1,144,679
Exxon Mobil Corp.
2.73%, 03/01/23	1,000	1,019,662
1.57%, 04/15/23	1,000	1,011,271
3.18%, 03/15/24	250	261,233
2.02%, 08/16/24	500	512,296
2.71%, 03/06/25	1,250	1,299,779
2.99%, 03/19/25	2,000	2,101,838
3.04%, 03/01/26	620	655,900
2.28%, 08/16/26(a)	500	516,003
3.29%, 03/19/27	800	861,336
2.44%, 08/16/29(a)	500	512,827
3.48%, 03/19/30	1,100	1,204,453
2.61%, 10/15/30	800	829,123

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp. (continued)
3.00%, 08/16/39	$500	$505,892
4.23%, 03/19/40	1,200	1,416,608
4.11%, 03/01/46	1,000	1,166,903
3.10%, 08/16/49	1,500	1,519,187
4.33%, 03/19/50	1,651	2,027,183
3.45%, 04/15/51(a)	3,549	3,844,518
Hess Corp.
4.30%, 04/01/27(a)	1,500	1,633,578
5.60%, 02/15/41	550	679,009
5.80%, 04/01/47	1,000	1,277,547
HollyFrontier Corp., 5.88%, 04/01/26(a)	500	560,745
Kinder Morgan Energy Partners LP
3.45%, 02/15/23	500	510,589
4.15%, 02/01/24	1,000	1,051,915
4.30%, 05/01/24	500	530,427
4.25%, 09/01/24	155	165,207
5.80%, 03/15/35	1,000	1,254,312
6.50%, 02/01/37	100	132,085
6.95%, 01/15/38	1,250	1,729,491
6.38%, 03/01/41	500	662,584
5.00%, 08/15/42	75	86,981
5.00%, 03/01/43	250	291,158
5.50%, 03/01/44	750	919,411
5.40%, 09/01/44	250	304,038
Kinder Morgan, Inc.
3.15%, 01/15/23	1,500	1,531,667
4.30%, 06/01/25(a)	410	443,063
1.75%, 11/15/26	2,190	2,181,431
4.30%, 03/01/28	1,500	1,666,800
2.00%, 02/15/31(a)	900	856,440
7.75%, 01/15/32	1,000	1,404,693
5.30%, 12/01/34	250	300,849
5.55%, 06/01/45	1,250	1,580,403
5.05%, 02/15/46	750	898,913
5.20%, 03/01/48	1,250	1,543,931
3.25%, 08/01/50	900	861,247
3.60%, 02/15/51	400	402,268
Magellan Midstream Partners LP
3.20%, 03/15/25	500	517,335
3.25%, 06/01/30	300	315,075
4.25%, 09/15/46(a)	250	277,759
4.85%, 02/01/49	750	897,375
3.95%, 03/01/50	315	333,665
Marathon Oil Corp.
4.40%, 07/15/27	1,000	1,095,379
6.80%, 03/15/32	1,000	1,288,063
6.60%, 10/01/37	250	326,645
5.20%, 06/01/45(a)	250	299,178
Marathon Petroleum Corp.
3.63%, 09/15/24	115	120,906
4.70%, 05/01/25	1,000	1,090,922
3.80%, 04/01/28	1,000	1,071,715
4.75%, 09/15/44	250	294,202
4.50%, 04/01/48	1,000	1,140,015
MPLX LP
3.38%, 03/15/23	2,000	2,050,841
4.50%, 07/15/23	250	260,259
4.88%, 12/01/24	250	271,349
4.88%, 06/01/25	250	273,565
1.75%, 03/01/26	725	717,706

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
MPLX LP (continued)
4.13%, 03/01/27	$1,000	$1,094,077
4.25%, 12/01/27	2,000	2,215,218
4.00%, 03/15/28	1,000	1,083,660
2.65%, 08/15/30	880	875,980
4.50%, 04/15/38	750	839,889
5.20%, 03/01/47	1,000	1,224,263
5.20%, 12/01/47	500	607,127
4.70%, 04/15/48	1,750	2,019,025
5.50%, 02/15/49	700	893,899
Newfield Exploration Co., 5.63%, 07/01/24	650	715,508
ONEOK Partners LP
4.90%, 03/15/25	250	272,264
6.13%, 02/01/41	300	377,962
ONEOK, Inc.
7.50%, 09/01/23	2,000	2,174,331
2.75%, 09/01/24	430	441,871
5.85%, 01/15/26	1,000	1,146,728
4.55%, 07/15/28	500	552,000
4.35%, 03/15/29	1,000	1,089,872
3.40%, 09/01/29	1,000	1,035,864
3.10%, 03/15/30	1,000	1,018,509
6.35%, 01/15/31(a)	1,000	1,255,351
4.95%, 07/13/47	1,000	1,155,388
4.45%, 09/01/49(a)	1,000	1,104,910
4.50%, 03/15/50	500	553,764
Ovintiv Exploration, Inc., 5.38%, 01/01/26	1,450	1,607,350
Ovintiv, Inc.
8.13%, 09/15/30	200	265,950
7.20%, 11/01/31	225	293,218
7.38%, 11/01/31(a)	1,325	1,727,153
6.50%, 08/15/34	500	643,334
6.63%, 08/15/37	300	392,729
Phillips 66
3.85%, 04/09/25(a)	1,000	1,066,264
2.15%, 12/15/30(a)	1,000	962,369
4.65%, 11/15/34	1,355	1,587,639
5.88%, 05/01/42	100	137,745
4.88%, 11/15/44(a)	1,250	1,575,935
3.30%, 03/15/52	385	384,575
Phillips 66 Partners LP
2.45%, 12/15/24(a)	255	259,262
3.55%, 10/01/26(a)	500	531,957
3.15%, 12/15/29	370	383,584
4.90%, 10/01/46(a)	500	608,726
Pioneer Natural Resources Co.
0.55%, 05/15/23	2,000	1,992,358
1.90%, 08/15/30	1,200	1,139,690
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23	250	253,431
3.60%, 11/01/24	750	783,959
4.50%, 12/15/26	500	548,894
3.55%, 12/15/29	1,000	1,035,926
3.80%, 09/15/30	1,000	1,044,243
5.15%, 06/01/42(a)	50	54,934
4.70%, 06/15/44	750	797,554
4.90%, 02/15/45	1,000	1,085,240
Sabine Pass Liquefaction LLC
5.63%, 04/15/23	500	522,950
5.75%, 05/15/24(a)	1,000	1,087,547

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC (continued)
5.63%, 03/01/25	$1,000	$1,110,224
5.88%, 06/30/26	1,000	1,147,305
5.00%, 03/15/27	1,000	1,123,176
4.20%, 03/15/28	1,000	1,095,371
4.50%, 05/15/30(a)	2,000	2,256,046
Shell International Finance BV
2.00%, 11/07/24	1,000	1,024,872
3.25%, 05/11/25	1,250	1,330,314
2.88%, 05/10/26	1,500	1,591,055
2.50%, 09/12/26	1,000	1,046,220
3.88%, 11/13/28(a)	1,000	1,117,507
2.38%, 11/07/29	1,000	1,021,378
4.13%, 05/11/35	750	875,219
6.38%, 12/15/38	300	436,862
5.50%, 03/25/40	300	406,481
2.88%, 11/26/41	500	500,424
4.55%, 08/12/43	700	872,879
4.38%, 05/11/45	2,500	3,037,392
4.00%, 05/10/46	1,250	1,453,596
3.75%, 09/12/46(a)	900	1,010,578
3.13%, 11/07/49	940	967,250
3.25%, 04/06/50(a)	3,000	3,191,802
3.00%, 11/26/51	1,000	1,016,060
Spectra Energy Partners LP
4.75%, 03/15/24	250	266,320
3.50%, 03/15/25	250	262,824
3.38%, 10/15/26	1,000	1,060,172
4.50%, 03/15/45	500	577,972
Suncor Energy, Inc.
2.80%, 05/15/23	1,200	1,227,637
6.50%, 06/15/38	500	683,682
6.85%, 06/01/39	250	359,781
4.00%, 11/15/47	1,500	1,667,100
3.75%, 03/04/51	1,000	1,073,273
TC PipeLines LP
4.38%, 03/13/25	250	268,266
3.90%, 05/25/27	105	115,062
Total Capital Canada Ltd., 2.75%, 07/15/23	1,150	1,181,553
Total Capital International SA
2.70%, 01/25/23	500	510,235
3.75%, 04/10/24	1,000	1,061,234
3.46%, 02/19/29(a)	3,000	3,249,892
3.46%, 07/12/49	500	540,147
3.13%, 05/29/50	1,000	1,025,027
3.39%, 06/29/60	1,000	1,060,520
TransCanada PipeLines Ltd.
3.75%, 10/16/23	500	520,354
1.00%, 10/12/24	190	188,325
4.88%, 01/15/26	850	946,508
4.25%, 05/15/28	750	836,352
4.10%, 04/15/30	1,500	1,673,223
2.50%, 10/12/31	500	497,280
4.63%, 03/01/34	1,250	1,467,475
5.60%, 03/31/34	500	625,648
6.20%, 10/15/37	200	271,962
4.75%, 05/15/38	1,250	1,489,425
7.25%, 08/15/38	250	374,279
7.63%, 01/15/39	250	389,031
5.00%, 10/16/43	650	808,772

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd. (continued)
4.88%, 05/15/48	$750	$953,092
5.10%, 03/15/49(a)	750	988,391
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	250	305,158
4.00%, 03/15/28	750	819,510
4.45%, 08/01/42	250	292,342
3.95%, 05/15/50	500	560,089
Valero Energy Corp.
2.85%, 04/15/25	2,000	2,071,730
3.40%, 09/15/26	750	801,138
2.15%, 09/15/27(a)	2,000	1,992,350
4.35%, 06/01/28	2,000	2,205,291
4.00%, 04/01/29(a)	1,000	1,088,173
2.80%, 12/01/31	1,000	996,880
6.63%, 06/15/37(a)	300	404,148
4.90%, 03/15/45(a)	500	590,403
3.65%, 12/01/51	1,000	993,584
Valero Energy Partners LP, 4.50%, 03/15/28	500	551,300
Williams Cos., Inc.
3.70%, 01/15/23	3,000	3,066,157
4.30%, 03/04/24	250	263,806
4.55%, 06/24/24	2,000	2,140,205
3.90%, 01/15/25	250	265,665
4.00%, 09/15/25	250	270,079
3.75%, 06/15/27	750	809,683
3.50%, 11/15/30	1,000	1,062,908
2.60%, 03/15/31	1,000	993,210
6.30%, 04/15/40	250	338,526
5.40%, 03/04/44	1,000	1,241,369
5.75%, 06/24/44	1,000	1,297,931
4.90%, 01/15/45	500	597,764
5.10%, 09/15/45(a)	900	1,106,073
4.85%, 03/01/48(a)	500	607,514

		345,443,708

Personal Products — 0.1%
Colgate-Palmolive Co.
3.25%, 03/15/24	250	262,109
3.70%, 08/01/47	750	905,753
Estee Lauder Cos., Inc.
2.00%, 12/01/24	325	333,834
3.15%, 03/15/27	1,000	1,071,557
2.38%, 12/01/29	130	132,588
2.60%, 04/15/30	500	518,220
1.95%, 03/15/31	1,500	1,477,592
4.15%, 03/15/47	500	623,955
3.13%, 12/01/49(a)	685	749,233
Procter & Gamble Co.
3.10%, 08/15/23	500	519,780
0.55%, 10/29/25	1,265	1,234,116
1.00%, 04/23/26	565	558,544
2.85%, 08/11/27(a)	500	534,920
3.00%, 03/25/30	1,000	1,086,884
1.20%, 10/29/30	1,600	1,513,178
1.95%, 04/23/31	1,000	1,008,264
3.55%, 03/25/40	250	289,169
3.60%, 03/25/50	1,000	1,243,552
Unilever Capital Corp.
3.13%, 03/22/23	2,000	2,054,948
0.38%, 09/14/23	2,000	1,987,331

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Personal Products (continued)
Unilever Capital Corp. (continued)
3.10%, 07/30/25	$250	$265,123
2.00%, 07/28/26	750	766,835
2.90%, 05/05/27(a)	750	795,016
2.13%, 09/06/29(a)	1,000	1,007,947
1.38%, 09/14/30	805	763,274
1.75%, 08/12/31(a)	1,000	970,941
2.63%, 08/12/51	1,000	988,690

		23,663,353

Pharmaceuticals — 1.4%
AbbVie, Inc.
2.85%, 05/14/23	1,500	1,533,205
3.75%, 11/14/23(a)	3,000	3,140,856
2.60%, 11/21/24	1,850	1,919,621
3.80%, 03/15/25	1,750	1,862,834
3.60%, 05/14/25	1,500	1,595,135
3.20%, 05/14/26	1,435	1,521,283
2.95%, 11/21/26	2,000	2,107,735
3.20%, 11/21/29	2,850	3,047,199
4.55%, 03/15/35	630	757,505
4.50%, 05/14/35	1,450	1,734,522
4.30%, 05/14/36	200	235,764
4.05%, 11/21/39	2,395	2,747,855
4.40%, 11/06/42	1,400	1,670,490
4.85%, 06/15/44	1,250	1,566,468
4.75%, 03/15/45	668	833,182
4.70%, 05/14/45(a)	2,500	3,101,574
4.45%, 05/14/46	1,250	1,511,663
4.88%, 11/14/48	1,000	1,292,194
4.25%, 11/21/49	4,195	5,043,113
Astrazeneca Finance LLC
1.20%, 05/28/26	1,000	987,263
1.75%, 05/28/28	870	864,939
2.25%, 05/28/31	230	231,609
AstraZeneca PLC
3.50%, 08/17/23	500	521,780
3.38%, 11/16/25(a)	2,700	2,897,722
0.70%, 04/08/26	1,100	1,063,984
3.13%, 06/12/27	500	535,874
4.00%, 01/17/29	1,500	1,693,990
1.38%, 08/06/30	1,100	1,038,467
6.45%, 09/15/37	600	882,062
4.38%, 11/16/45	950	1,216,560
4.38%, 08/17/48(a)	900	1,161,482
2.13%, 08/06/50	1,385	1,228,587
3.00%, 05/28/51(a)	1,350	1,414,880
Bristol-Myers Squibb Co.
2.75%, 02/15/23	2,000	2,045,341
3.25%, 02/20/23(a)	1,000	1,026,347
0.54%, 11/13/23	3,000	2,986,699
3.88%, 08/15/25	236	255,394
3.20%, 06/15/26(a)	4,000	4,301,323
3.45%, 11/15/27	1,000	1,091,305
3.90%, 02/20/28	1,000	1,114,575
3.40%, 07/26/29	2,800	3,066,011
1.45%, 11/13/30(a)	750	714,495
4.13%, 06/15/39	500	591,427
4.50%, 03/01/44	250	311,583
5.00%, 08/15/45	1,328	1,764,127
4.35%, 11/15/47	800	985,400

Security	Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co. (continued)
4.55%, 02/20/48	$1,000	$1,277,096
4.25%, 10/26/49	4,100	5,066,638
2.55%, 11/13/50	1,000	945,970
Cigna Corp.
3.00%, 07/15/23	1,000	1,028,631
3.75%, 07/15/23	722	750,815
0.61%, 03/15/24	200	198,333
3.50%, 06/15/24	750	786,361
3.25%, 04/15/25	300	315,102
4.13%, 11/15/25	1,000	1,093,617
4.50%, 02/25/26	250	276,141
1.25%, 03/15/26(a)	500	492,781
3.40%, 03/01/27	750	805,483
3.05%, 10/15/27(a)	1,000	1,061,531
4.38%, 10/15/28	2,000	2,273,001
2.40%, 03/15/30	1,000	1,008,821
2.38%, 03/15/31(a)	215	216,105
4.80%, 08/15/38	1,000	1,230,001
3.20%, 03/15/40	1,000	1,035,927
4.80%, 07/15/46	1,250	1,577,593
3.88%, 10/15/47	750	837,388
4.90%, 12/15/48	1,500	1,938,188
3.40%, 03/15/50	1,000	1,037,946
3.40%, 03/15/51	1,250	1,307,027
CVS Health Corp.
2.63%, 08/15/24(a)	1,225	1,268,377
4.10%, 03/25/25	181	195,088
3.88%, 07/20/25	943	1,013,431
2.88%, 06/01/26(a)	1,750	1,827,664
3.63%, 04/01/27	175	189,893
1.30%, 08/21/27(a)	1,500	1,454,133
4.30%, 03/25/28	1,670	1,874,053
3.25%, 08/15/29	2,000	2,132,390
3.75%, 04/01/30	1,745	1,913,135
1.75%, 08/21/30	2,065	1,967,841
1.88%, 02/28/31	1,235	1,184,868
2.13%, 09/15/31(a)	450	440,670
4.88%, 07/20/35	1,000	1,222,650
4.78%, 03/25/38	2,500	3,043,122
4.13%, 04/01/40	800	918,473
2.70%, 08/21/40	705	679,029
5.13%, 07/20/45	2,750	3,574,626
5.05%, 03/25/48	4,750	6,210,330
4.25%, 04/01/50(a)	1,285	1,553,071
Eli Lilly & Co.
2.75%, 06/01/25	45	46,924
3.10%, 05/15/27	750	799,964
3.38%, 03/15/29(a)	1,000	1,102,300
3.70%, 03/01/45	1,000	1,154,500
2.25%, 05/15/50(a)	1,500	1,371,928
2.50%, 09/15/60(a)	1,000	940,129
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29(a)	1,000	1,090,440
GlaxoSmithKline Capital, Inc.
2.80%, 03/18/23	1,500	1,536,332
3.38%, 05/15/23	1,000	1,035,537
3.63%, 05/15/25	1,000	1,076,919
3.88%, 05/15/28	1,000	1,119,221
5.38%, 04/15/34(a)	250	330,717
6.38%, 05/15/38	1,100	1,609,584

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital, Inc. (continued)
4.20%, 03/18/43	$600	$729,364
Johnson & Johnson
2.05%, 03/01/23	750	760,832
0.55%, 09/01/25	3,000	2,936,695
2.45%, 03/01/26	2,370	2,472,866
2.90%, 01/15/28	1,000	1,066,249
4.38%, 12/05/33	250	308,524
3.55%, 03/01/36	750	857,920
3.63%, 03/03/37(a)	500	573,998
2.10%, 09/01/40(a)	1,500	1,419,352
4.50%, 09/01/40	100	126,490
4.50%, 12/05/43	750	953,353
3.70%, 03/01/46	500	587,369
3.75%, 03/03/47	1,750	2,057,742
3.50%, 01/15/48	1,250	1,432,864
2.45%, 09/01/60(a)	2,000	1,888,449
Mead Johnson Nutrition Co., 4.60%, 06/01/44	250	322,005
Merck & Co., Inc.
2.75%, 02/10/25	3,570	3,739,004
1.70%, 06/10/27	935	940,598
1.90%, 12/10/28	960	964,519
1.45%, 06/24/30	2,000	1,914,844
2.15%, 12/10/31	850	852,371
3.90%, 03/07/39	500	586,865
2.35%, 06/24/40	2,000	1,904,978
4.15%, 05/18/43	750	911,416
3.70%, 02/10/45	1,900	2,186,622
4.00%, 03/07/49(a)	1,000	1,212,254
2.45%, 06/24/50(a)	1,000	942,076
2.75%, 12/10/51	515	509,590
2.90%, 12/10/61	720	716,258
Mylan, Inc.
4.20%, 11/29/23	250	261,976
4.55%, 04/15/28	800	895,462
5.40%, 11/29/43	250	308,201
5.20%, 04/15/48	550	680,870
Novartis Capital Corp.
3.40%, 05/06/24	1,400	1,477,005
1.75%, 02/14/25	500	506,962
3.00%, 11/20/25	1,100	1,165,683
2.00%, 02/14/27	500	508,003
3.10%, 05/17/27	2,500	2,665,941
2.20%, 08/14/30	1,000	1,014,799
4.40%, 05/06/44(a)	1,250	1,598,035
4.00%, 11/20/45	250	303,265
2.75%, 08/14/50	1,250	1,262,443
Pfizer, Inc.
3.20%, 09/15/23	2,000	2,077,843
3.40%, 05/15/24	1,000	1,059,162
0.80%, 05/28/25	1,550	1,531,461
2.75%, 06/03/26(a)	115	121,784
3.00%, 12/15/26	750	806,187
3.60%, 09/15/28(a)	2,000	2,225,018
3.45%, 03/15/29	800	880,375
2.63%, 04/01/30	1,000	1,053,563
1.70%, 05/28/30(a)	825	808,125
1.75%, 08/18/31(a)	1,000	976,475
4.00%, 12/15/36	500	594,399
4.10%, 09/15/38	1,000	1,190,572

Security	Par (000)	Value

Pharmaceuticals (continued)
Pfizer, Inc. (continued)
3.90%, 03/15/39	$500	$588,276
7.20%, 03/15/39	2,250	3,630,840
2.55%, 05/28/40	245	244,434
4.30%, 06/15/43	500	612,498
4.40%, 05/15/44	500	621,492
4.13%, 12/15/46	1,500	1,853,837
4.20%, 09/15/48	500	627,184
4.00%, 03/15/49	1,000	1,217,715
2.70%, 05/28/50(a)	675	679,065
Sanofi, 3.63%, 06/19/28(a)	2,000	2,246,499
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23(a)	1,500	1,542,718
3.20%, 09/23/26	1,900	2,015,264
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23	1,000	1,058,095
5.00%, 11/26/28(a)	1,000	1,174,765
2.05%, 03/31/30	1,055	1,033,111
3.03%, 07/09/40	1,030	1,048,107
3.18%, 07/09/50	1,115	1,123,921
3.38%, 07/09/60(a)	1,000	1,035,358
Utah Acquisition Sub, Inc.
3.95%, 06/15/26	250	269,547
5.25%, 06/15/46(a)	500	612,552
Viatris, Inc.
1.65%, 06/22/25	1,000	996,210
2.30%, 06/22/27	1,000	1,005,829
2.70%, 06/22/30	2,000	2,007,096
3.85%, 06/22/40	1,000	1,059,077
4.00%, 06/22/50	1,500	1,597,628
Wyeth LLC
6.50%, 02/01/34	500	713,512
5.95%, 04/01/37	250	352,079
Zoetis, Inc.
3.25%, 02/01/23	1,000	1,019,013
3.90%, 08/20/28	1,000	1,109,546
2.00%, 05/15/30	400	394,302
4.70%, 02/01/43	400	509,817
3.95%, 09/12/47	500	587,047
4.45%, 08/20/48	250	319,354
3.00%, 05/15/50	400	415,857

		242,823,980

Producer Durables: Miscellaneous — 0.3%

Oracle Corp.
2.63%, 02/15/23	2,000	2,035,600
2.40%, 09/15/23	4,000	4,079,157
3.40%, 07/08/24	2,000	2,090,895
2.95%, 11/15/24	3,500	3,640,034
2.50%, 04/01/25	700	716,402
2.95%, 05/15/25	500	519,175
1.65%, 03/25/26	895	888,080
2.65%, 07/15/26	745	765,629
2.80%, 04/01/27(a)	1,500	1,546,477
3.25%, 11/15/27	750	789,696
2.30%, 03/25/28	1,385	1,380,707
2.95%, 04/01/30	3,300	3,337,508
3.25%, 05/15/30	950	984,836
2.88%, 03/25/31	1,560	1,569,937
4.30%, 07/08/34	250	276,891
3.90%, 05/15/35	500	535,521

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Producer Durables: Miscellaneous (continued)
Oracle Corp. (continued)
3.85%, 07/15/36	$750	$792,255
3.80%, 11/15/37	750	783,059
6.13%, 07/08/39	500	662,718
3.60%, 04/01/40	1,850	1,855,281
3.65%, 03/25/41	1,670	1,688,593
4.50%, 07/08/44	500	564,545
4.13%, 05/15/45	2,250	2,373,611
4.00%, 07/15/46	2,250	2,335,325
4.38%, 05/15/55	1,250	1,368,236
3.85%, 04/01/60	2,100	2,073,647
4.10%, 03/25/61	615	640,964
salesforce.com, Inc.
3.25%, 04/11/23	2,500	2,578,665
1.50%, 07/15/28(a)	60	59,266
2.70%, 07/15/41	2,085	2,082,335
2.90%, 07/15/51	1,385	1,409,527
3.05%, 07/15/61	50	51,424
Salesforce.com., Inc., 1.95%, 07/15/31	320	317,005

		46,793,001

Real Estate — 0.0%
Prologis LP
2.13%, 04/15/27	30	30,491
2.25%, 04/15/30	1,240	1,246,302
1.25%, 10/15/30	365	339,438
4.38%, 09/15/48	600	753,454
3.00%, 04/15/50(a)	95	97,852
2.13%, 10/15/50	715	612,605

		3,080,142

Real Estate Management & Development — 0.0%
CBRE Services, Inc.
4.88%, 03/01/26	250	279,411
2.50%, 04/01/31	1,800	1,810,365
Essential Properties LP, 2.95%, 07/15/31(a)	1,000	985,060

		3,074,836

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC
3.75%, 04/01/24	50	52,595
3.65%, 09/01/25	750	806,902
7.00%, 12/15/25	250	302,541
3.25%, 06/15/27(a)	1,750	1,883,212
5.40%, 06/01/41	50	67,497
4.40%, 03/15/42	150	182,534
4.38%, 09/01/42	250	303,789
4.45%, 03/15/43(a)	200	245,826
5.15%, 09/01/43	250	334,810
4.90%, 04/01/44	500	653,203
4.55%, 09/01/44	250	315,290
4.15%, 04/01/45	500	600,953
4.70%, 09/01/45	500	640,257
3.90%, 08/01/46	2,000	2,320,533
4.13%, 06/15/47	250	301,349
4.05%, 06/15/48	1,000	1,202,571
4.15%, 12/15/48	500	615,089
3.55%, 02/15/50	1,125	1,260,070
3.05%, 02/15/51(a)	1,000	1,034,732
3.30%, 09/15/51	1,000	1,085,615
2.88%, 06/15/52	205	205,039

Security	Par (000)	Value

Road & Rail (continued)
Canadian National Railway Co.
2.95%, 11/21/24	$305	$318,020
2.75%, 03/01/26	560	585,088
3.65%, 02/03/48	1,500	1,711,333
2.45%, 05/01/50	455	423,327
Canadian Pacific Railway Co.
4.45%, 03/15/23(a)	500	516,596
2.90%, 02/01/25	1,000	1,040,056
1.75%, 12/02/26	285	286,028
2.05%, 03/05/30	1,000	985,604
7.13%, 10/15/31(a)	250	347,246
2.45%, 12/02/31(a)	685	698,412
4.80%, 09/15/35	250	309,157
3.00%, 12/02/41	415	424,366
5.75%, 01/15/42	25	34,012
4.80%, 08/01/45	1,110	1,420,635
3.10%, 12/02/51	595	611,851
6.13%, 09/15/2115	700	1,041,764
CSX Corp.
3.35%, 11/01/25(a)	250	266,733
3.25%, 06/01/27	2,000	2,144,605
3.80%, 03/01/28	2,500	2,747,253
2.40%, 02/15/30(a)	500	507,744
4.75%, 05/30/42	100	125,131
4.30%, 03/01/48	750	915,469
4.50%, 03/15/49	1,000	1,241,131
3.35%, 09/15/49	215	227,104
3.80%, 04/15/50	550	625,931
3.95%, 05/01/50(a)	450	528,381
2.50%, 05/15/51(a)	1,000	923,900
4.50%, 08/01/54	250	314,527
4.25%, 11/01/66	750	916,496
4.65%, 03/01/68	500	648,448
Kansas City Southern
2.88%, 11/15/29	120	124,268
4.70%, 05/01/48	500	622,078
3.50%, 05/01/50	1,000	1,063,140
4.20%, 11/15/69(a)	105	123,553
Norfolk Southern Corp.
3.85%, 01/15/24(a)	1,000	1,047,580
3.15%, 06/01/27	880	932,783
2.55%, 11/01/29(a)	165	168,871
3.95%, 10/01/42	100	114,203
4.45%, 06/15/45	250	306,611
3.94%, 11/01/47	225	260,390
4.15%, 02/28/48	250	297,851
3.40%, 11/01/49	335	359,168
3.05%, 05/15/50	605	616,249
2.90%, 08/25/51	100	98,346
4.05%, 08/15/52	1,000	1,201,853
3.16%, 05/15/55	1,000	1,012,946
4.10%, 05/15/2121(a)	1,000	1,130,557
Union Pacific Corp.
3.65%, 02/15/24(a)	1,000	1,045,039
3.25%, 08/15/25	250	265,315
2.75%, 03/01/26	1,000	1,047,616
2.15%, 02/05/27(a)	160	164,047
3.95%, 09/10/28	1,000	1,120,916
3.70%, 03/01/29(a)	1,000	1,105,585
2.40%, 02/05/30	865	881,498
2.38%, 05/20/31(a)	1,290	1,314,902

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
Union Pacific Corp. (continued)
3.38%, 02/01/35	$500	$546,302
3.60%, 09/15/37(a)	1,250	1,386,069
3.20%, 05/20/41	300	319,381
4.05%, 11/15/45	250	294,415
4.05%, 03/01/46	140	165,489
4.50%, 09/10/48(a)	500	630,202
3.25%, 02/05/50	1,100	1,178,949
3.80%, 10/01/51	250	290,845
2.95%, 03/10/52	345	349,075
3.95%, 08/15/59	780	922,434
3.84%, 03/20/60(a)	1,450	1,707,154
3.55%, 05/20/61	180	198,714
3.80%, 04/06/71	2,000	2,315,610

		64,030,759

Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp., 4.10%, 11/15/23(a)	250	264,220
Analog Devices, Inc.
3.50%, 12/05/26	750	817,942
1.70%, 10/01/28	30	29,907
2.10%, 10/01/31	75	75,155
2.80%, 10/01/41	2,050	2,073,449
2.95%, 10/01/51	65	66,750
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.88%, 01/15/27	4,750	5,150,385
3.50%, 01/15/28	500	534,114
Broadcom, Inc.
3.15%, 11/15/25	356	372,713
3.46%, 09/15/26	2,000	2,129,148
1.95%, 02/15/28(c)	265	261,989
4.11%, 09/15/28	1,000	1,096,300
4.75%, 04/15/29	1,000	1,138,301
5.00%, 04/15/30	1,000	1,164,224
4.15%, 11/15/30	1,700	1,885,395
2.45%, 02/15/31(c)	2,550	2,500,308
4.30%, 11/15/32	1,200	1,348,531
2.60%, 02/15/33(c)	600	584,938
3.42%, 04/15/33(c)	1,174	1,230,707
3.47%, 04/15/34(c)	3,250	3,401,676
3.14%, 11/15/35(c)	1,500	1,508,937
3.50%, 02/15/41(c)	2,045	2,098,208
3.75%, 02/15/51(c)	1,310	1,369,609
Flex Ltd.
4.88%, 06/15/29	500	567,200
4.88%, 05/12/30	1,995	2,276,096
Honeywell International, Inc.
2.30%, 08/15/24	1,000	1,033,237
1.35%, 06/01/25	1,355	1,360,469
1.10%, 03/01/27	1,000	971,299
2.70%, 08/15/29	1,500	1,570,844
1.95%, 06/01/30(a)	1,000	994,210
1.75%, 09/01/31	1,000	973,736
3.81%, 11/21/47	500	597,077
2.80%, 06/01/50(a)	435	452,171
Intel Corp.
2.88%, 05/11/24(a)	1,000	1,041,096
3.40%, 03/25/25	2,400	2,551,083
3.70%, 07/29/25	1,000	1,079,037
3.75%, 03/25/27	800	879,714
1.60%, 08/12/28	360	355,635

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp. (continued)
2.45%, 11/15/29	$1,000	$1,034,448
2.00%, 08/12/31(a)	500	496,689
2.80%, 08/12/41	120	119,705
4.10%, 05/19/46	2,500	2,969,319
4.10%, 05/11/47	250	299,997
3.73%, 12/08/47	1,399	1,593,462
4.75%, 03/25/50(a)	2,600	3,462,375
3.05%, 08/12/51	2,065	2,112,269
3.10%, 02/15/60	500	499,625
4.95%, 03/25/60	1,000	1,401,958
3.20%, 08/12/61(a)	120	122,887
Jabil, Inc.
1.70%, 04/15/26	840	837,704
3.00%, 01/15/31	1,350	1,386,756
Marvell Technology, Inc.
1.65%, 04/15/26	890	879,480
2.45%, 04/15/28	1,000	1,014,214
2.95%, 04/15/31	475	483,996
Microchip Technology, Inc.
4.33%, 06/01/23	2,000	2,084,691
4.25%, 09/01/25	1,000	1,038,575
Micron Technology, Inc.
4.98%, 02/06/26	250	277,575
5.33%, 02/06/29	250	296,113
4.66%, 02/15/30	750	864,360
2.70%, 04/15/32	1,000	1,001,130
3.37%, 11/01/41	500	513,435
3.48%, 11/01/51	500	511,865
NVIDIA Corp.
3.20%, 09/16/26(a)	1,000	1,073,988
1.55%, 06/15/28	725	719,213
2.85%, 04/01/30	660	701,014
2.00%, 06/15/31	700	696,330
3.50%, 04/01/40	710	797,903
3.50%, 04/01/50	2,405	2,741,633
3.70%, 04/01/60	145	173,285
NXP BV/NXP Funding LLC/NXP USA, Inc.(c)
2.70%, 05/01/25(a)	85	87,752
3.88%, 06/18/26	320	344,860
4.30%, 06/18/29	1,000	1,119,250
3.40%, 05/01/30	1,165	1,240,579
2.50%, 05/11/31	860	859,983
2.65%, 02/15/32	375	375,539
3.25%, 05/11/41	1,435	1,467,557
3.13%, 02/15/42	500	499,455
3.25%, 11/30/51	300	298,463
Qorvo, Inc., 4.38%, 10/15/29	550	583,688
QUALCOMM, Inc.
3.25%, 05/20/27	500	539,520
1.30%, 05/20/28	2,250	2,164,868
2.15%, 05/20/30(a)	605	610,208
1.65%, 05/20/32(a)	828	782,983
4.65%, 05/20/35	250	310,838
4.80%, 05/20/45	750	993,685
4.30%, 05/20/47	1,500	1,878,279
3.25%, 05/20/50(a)	800	878,691
Skyworks Solutions, Inc.
1.80%, 06/01/26	165	163,298
3.00%, 06/01/31	190	191,509

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.
1.13%, 09/15/26	$85	$84,179
2.25%, 09/04/29	680	694,153
1.90%, 09/15/31	565	557,323
3.88%, 03/15/39	1,000	1,181,684
4.15%, 05/15/48	1,000	1,247,502
2.70%, 09/15/51	720	720,014
TSMC Arizona Corp., 2.50%, 10/25/31	2,000	2,025,600
Xilinx, Inc., 2.38%, 06/01/30	1,400	1,417,826

		103,331,090

Software — 0.4%
Activision Blizzard, Inc.
3.40%, 06/15/27	1,000	1,074,308
1.35%, 09/15/30	130	119,909
2.50%, 09/15/50	800	700,629
Autodesk, Inc.
3.50%, 06/15/27	2,000	2,149,093
2.85%, 01/15/30	100	103,212
2.40%, 12/15/31	770	767,753
Electronic Arts, Inc.
1.85%, 02/15/31	285	273,158
2.95%, 02/15/51	390	367,477
Intuit, Inc.
0.65%, 07/15/23	655	652,951
0.95%, 07/15/25	755	744,138
1.35%, 07/15/27	825	806,819
1.65%, 07/15/30	985	949,966
Microsoft Corp.
2.00%, 08/08/23(a)	2,000	2,037,928
3.63%, 12/15/23	1,000	1,052,490
2.88%, 02/06/24	865	900,308
3.13%, 11/03/25	4,500	4,800,304
2.40%, 08/08/26	2,235	2,338,873
3.30%, 02/06/27	4,500	4,903,759
3.50%, 02/12/35	1,165	1,330,486
3.45%, 08/08/36	596	686,025
2.53%, 06/01/50	4,714	4,597,036
2.92%, 03/17/52	4,190	4,448,601
4.50%, 02/06/57(a)	2,000	2,775,650
2.68%, 06/01/60	3,737	3,724,646
3.04%, 03/17/62	1,707	1,826,060
Oracle Corp.
5.38%, 07/15/40	400	488,444
4.00%, 11/15/47	1,500	1,557,366
3.60%, 04/01/50	4,600	4,504,039
3.95%, 03/25/51	2,630	2,730,222
Roper Technologies, Inc.
3.65%, 09/15/23	250	260,241
2.35%, 09/15/24(a)	240	246,064
1.00%, 09/15/25	620	605,750
3.80%, 12/15/26	250	273,862
1.40%, 09/15/27	370	359,021
2.95%, 09/15/29	435	449,917
2.00%, 06/30/30	380	365,324
1.75%, 02/15/31	490	460,111
ServiceNow, Inc., 1.40%, 09/01/30	810	753,952
VMware, Inc.
0.60%, 08/15/23	3,000	2,978,959

Security	Par (000)	Value

Software (continued)
VMware, Inc. (continued)
1.40%, 08/15/26	$2,000	$1,965,563
4.70%, 05/15/30	1,000	1,163,858

		63,294,272

Specialty Retail — 0.0%
AutoZone, Inc.
3.13%, 07/15/23	1,250	1,285,081
3.25%, 04/15/25	165	173,257
3.75%, 04/18/29	1,000	1,091,363
Best Buy Co., Inc., 1.95%, 10/01/30	1,250	1,199,228
Ross Stores, Inc.
4.60%, 04/15/25	500	547,772
1.88%, 04/15/31	1,000	958,674

		5,255,375

Technology Hardware, Storage & Peripherals — 0.5%
Adobe, Inc.
1.70%, 02/01/23	160	161,765
1.90%, 02/01/25	160	163,822
3.25%, 02/01/25	70	74,024
2.15%, 02/01/27	1,275	1,311,529
2.30%, 02/01/30	1,200	1,226,495
Apple, Inc.
2.40%, 01/13/23	1,000	1,019,108
2.85%, 02/23/23(a)	250	255,216
2.40%, 05/03/23	4,000	4,095,384
0.75%, 05/11/23	3,350	3,359,127
3.45%, 05/06/24	1,000	1,057,612
2.85%, 05/11/24	2,000	2,083,061
1.80%, 09/11/24	1,635	1,670,756
2.75%, 01/13/25	1,000	1,044,702
2.50%, 02/09/25	140	145,686
1.13%, 05/11/25	650	647,958
3.20%, 05/13/25	750	798,021
0.55%, 08/20/25	2,800	2,723,633
0.70%, 02/08/26	500	489,789
3.25%, 02/23/26	1,910	2,041,702
2.45%, 08/04/26	1,410	1,472,463
3.35%, 02/09/27	2,000	2,170,347
3.20%, 05/11/27	1,500	1,617,676
2.90%, 09/12/27	1,000	1,065,863
3.00%, 11/13/27	1,000	1,074,473
1.40%, 08/05/28	200	195,850
2.20%, 09/11/29	1,235	1,264,062
1.65%, 05/11/30	1,400	1,362,460
1.25%, 08/20/30	2,800	2,639,240
1.65%, 02/08/31	2,500	2,440,768
1.70%, 08/05/31	200	195,171
4.50%, 02/23/36(a)	250	313,655
3.85%, 05/04/43	1,750	2,060,760
4.45%, 05/06/44	250	319,049
3.45%, 02/09/45	1,350	1,506,445
4.38%, 05/13/45	500	630,496
4.65%, 02/23/46	1,980	2,597,141
3.85%, 08/04/46	750	888,724
4.25%, 02/09/47	250	312,211
3.75%, 11/13/47	1,250	1,467,049
2.95%, 09/11/49	1,250	1,287,691
2.65%, 05/11/50	1,200	1,179,759
2.40%, 08/20/50	2,800	2,628,739
2.65%, 02/08/51	2,250	2,212,215

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued)
2.70%, 08/05/51	$2,190	$2,166,377
2.55%, 08/20/60	1,600	1,502,568
2.80%, 02/08/61	2,500	2,482,326
2.85%, 08/05/61	200	200,394
Dell International LLC / EMC Corp.(c)
3.38%, 12/15/41	1,000	988,641
3.45%, 12/15/51	500	480,052
Dell International LLC/EMC Corp.
5.45%, 06/15/23	3,000	3,164,679
4.00%, 07/15/24	1,000	1,061,099
5.85%, 07/15/25	600	680,068
6.02%, 06/15/26	3,090	3,571,581
4.90%, 10/01/26	1,000	1,126,323
5.30%, 10/01/29	1,250	1,465,242
6.20%, 07/15/30	1,500	1,892,804
8.10%, 07/15/36	270	410,832
8.35%, 07/15/46	334	555,278
Dell, Inc.
7.10%, 04/15/28	400	501,133
6.50%, 04/15/38(a)	400	515,956
Fortinet, Inc.
1.00%, 03/15/26	760	736,163
2.20%, 03/15/31(a)	885	866,111
Hewlett Packard Enterprise Co.
2.25%, 04/01/23	1,000	1,015,191
1.45%, 04/01/24	1,000	1,006,402
4.90%, 10/15/25	1,250	1,386,690
6.20%, 10/15/35	500	654,470
6.35%, 10/15/45	750	1,004,526
HP, Inc.
2.20%, 06/17/25	500	510,332
1.45%, 06/17/26(c)	755	740,049
3.40%, 06/17/30	500	529,077
2.65%, 06/17/31(c)	1,000	985,854
6.00%, 09/15/41(a)	650	863,826
NetApp, Inc., 1.88%, 06/22/25	675	679,998
Western Digital Corp.
2.85%, 02/01/29	100	100,963
3.10%, 02/01/32	225	226,643

		91,343,345

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc.
2.75%, 03/27/27(a)	2,000	2,118,805
2.85%, 03/27/30	1,000	1,063,015
3.25%, 03/27/40	1,000	1,087,836
3.88%, 11/01/45	500	599,923
3.38%, 11/01/46	1,500	1,669,536
VF Corp., 2.95%, 04/23/30	500	518,625

		7,057,740

Tobacco — 0.3%
Altria Group, Inc.
4.00%, 01/31/24	1,000	1,055,898
2.35%, 05/06/25	240	245,634
2.63%, 09/16/26	2,000	2,065,215
4.80%, 02/14/29(a)	552	622,623
3.40%, 05/06/30	435	450,066
2.45%, 02/04/32	1,215	1,153,541
5.80%, 02/14/39	1,000	1,201,982

Security	Par (000)	Value

Tobacco (continued)
Altria Group, Inc. (continued)
3.40%, 02/04/41	$1,000	$922,436
4.50%, 05/02/43	400	414,563
5.38%, 01/31/44	1,320	1,523,597
3.88%, 09/16/46	1,250	1,209,061
5.95%, 02/14/49	1,500	1,871,896
4.45%, 05/06/50	655	675,680
3.70%, 02/04/51	1,400	1,304,968
4.00%, 02/04/61(a)	700	668,903
BAT Capital Corp.
3.22%, 08/15/24	1,250	1,299,180
2.79%, 09/06/24	2,000	2,060,490
3.22%, 09/06/26	1,000	1,040,640
4.70%, 04/02/27	500	550,024
3.56%, 08/15/27	2,500	2,622,002
2.26%, 03/25/28	600	584,661
3.46%, 09/06/29	500	518,122
4.91%, 04/02/30	600	673,482
2.73%, 03/25/31(a)	2,800	2,717,180
4.39%, 08/15/37	2,250	2,370,708
3.73%, 09/25/40	200	192,108
4.54%, 08/15/47	1,350	1,411,860
4.76%, 09/06/49(a)	750	805,314
5.28%, 04/02/50	250	282,801
3.98%, 09/25/50(a)	600	576,746
BAT International Finance PLC, 1.67%, 03/25/26	250	245,412
Philip Morris International, Inc.
2.63%, 03/06/23	250	255,714
2.13%, 05/10/23	1,000	1,014,951
3.25%, 11/10/24	1,000	1,057,860
3.38%, 08/11/25	750	795,550
2.75%, 02/25/26	415	431,366
3.13%, 08/17/27(a)	1,000	1,067,225
2.10%, 05/01/30	2,000	1,957,061
1.75%, 11/01/30	2,000	1,902,736
6.38%, 05/16/38	1,750	2,455,620
4.38%, 11/15/41	1,000	1,135,190
4.50%, 03/20/42	50	57,822
3.88%, 08/21/42	350	376,437
4.13%, 03/04/43	450	497,537
4.88%, 11/15/43	250	304,265
4.25%, 11/10/44(a)	365	416,713
Reynolds American, Inc.
4.45%, 06/12/25	1,000	1,079,995
5.70%, 08/15/35	325	385,102
6.15%, 09/15/43	150	183,687
5.85%, 08/15/45	1,750	2,126,323

		50,837,947

Transportation Infrastructure — 0.2%
FedEx Corp.
3.25%, 04/01/26(a)	545	581,275
3.10%, 08/05/29	1,000	1,056,545
4.25%, 05/15/30	2,000	2,274,218
2.40%, 05/15/31(a)	625	626,251
3.90%, 02/01/35	190	212,008
3.25%, 05/15/41	855	873,416
3.88%, 08/01/42	50	54,890
4.75%, 11/15/45	660	804,228
4.55%, 04/01/46	750	898,750
4.40%, 01/15/47	500	588,836

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation Infrastructure (continued)
FedEx Corp. (continued)
4.05%, 02/15/48	$1,000	$1,122,663
4.95%, 10/17/48	1,000	1,277,323
5.25%, 05/15/50	1,000	1,337,798
Ryder System, Inc.
3.40%, 03/01/23	500	512,968
3.88%, 12/01/23	2,000	2,100,353
2.50%, 09/01/24	285	293,175
1.75%, 09/01/26	490	486,454
2.90%, 12/01/26	1,160	1,207,912
United Parcel Service, Inc.
2.50%, 04/01/23	2,000	2,039,761
3.90%, 04/01/25(a)	1,000	1,079,130
2.40%, 11/15/26(a)	2,000	2,072,095
3.05%, 11/15/27(a)	500	533,802
6.20%, 01/15/38	100	144,304
5.20%, 04/01/40	1,000	1,347,296
3.63%, 10/01/42(a)	250	288,026
3.40%, 11/15/46	220	247,257
3.75%, 11/15/47	500	594,522
4.25%, 03/15/49	1,000	1,279,694
3.40%, 09/01/49	300	338,031
5.30%, 04/01/50	1,000	1,477,227

		27,750,208

Utilities — 0.1%
American Water Capital Corp.
3.40%, 03/01/25	750	792,642
2.95%, 09/01/27(a)	500	527,385
3.75%, 09/01/28	1,500	1,645,077
3.45%, 06/01/29	500	538,663
2.30%, 06/01/31(a)	900	899,958
4.30%, 09/01/45	250	298,729
3.75%, 09/01/47	500	557,587
4.15%, 06/01/49	500	590,147
3.45%, 05/01/50	1,000	1,063,743
3.25%, 06/01/51	900	934,800
Essential Utilities, Inc.
2.40%, 05/01/31	1,000	994,126
3.35%, 04/15/50	1,000	1,035,003

		9,877,860

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV
3.63%, 04/22/29(a)	1,400	1,511,387
2.88%, 05/07/30	1,500	1,550,906
6.13%, 03/30/40	250	345,750
4.38%, 07/16/42	850	1,002,628
4.38%, 04/22/49(a)	1,000	1,215,187
EPR Properties
4.50%, 04/01/25	200	212,949
4.75%, 12/15/26	300	320,599
4.50%, 06/01/27	300	316,747
4.95%, 04/15/28(a)	300	323,711
3.75%, 08/15/29(a)	300	302,778
GLP Capital LP/GLP Financing II, Inc., 5.30%, 01/15/29	1,000	1,135,200
Orange SA
9.00%, 03/01/31	250	383,071
5.38%, 01/13/42	1,825	2,401,957

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
Rogers Communications, Inc.
3.00%, 03/15/23	$650	$662,210
4.10%, 10/01/23	2,000	2,087,108
3.63%, 12/15/25	1,565	1,663,869
2.90%, 11/15/26(a)	1,000	1,043,984
5.00%, 03/15/44(a)	250	308,439
4.30%, 02/15/48	750	857,024
4.35%, 05/01/49	1,250	1,448,530
3.70%, 11/15/49	400	419,843
T-Mobile USA, Inc.
3.50%, 04/15/25	1,045	1,107,150
1.50%, 02/15/26	1,000	987,805
3.75%, 04/15/27	3,500	3,790,151
2.05%, 02/15/28	500	496,304
3.88%, 04/15/30	6,000	6,562,521
2.55%, 02/15/31	700	696,482
2.25%, 11/15/31(a)	345	334,757
2.70%, 03/15/32(c)	755	759,652
4.38%, 04/15/40	1,250	1,428,981
3.00%, 02/15/41	2,000	1,952,612
4.50%, 04/15/50	1,720	2,013,094
3.30%, 02/15/51	1,750	1,709,128
3.40%, 10/15/52(c)	1,000	995,386
3.60%, 11/15/60	500	495,262
3.60%, 11/15/60(c)	500	495,262
Vodafone Group PLC
4.13%, 05/30/25	1,500	1,620,675
4.38%, 05/30/28	1,350	1,519,001
7.88%, 02/15/30	100	138,920
6.15%, 02/27/37	500	677,802
5.00%, 05/30/38	500	621,533
4.38%, 02/19/43	950	1,113,787
5.25%, 05/30/48	2,500	3,256,238
4.88%, 06/19/49	500	630,535
4.25%, 09/17/50(a)	1,190	1,373,454
5.13%, 06/19/59	600	787,970
Vornado Realty LP, 3.50%, 01/15/25(a)	250	261,951
WP Carey, Inc., 3.85%, 07/15/29	475	522,982

		55,863,272

Total Corporate Bonds — 25.3% (Cost: $4,258,693,846)		4,430,279,031

Foreign Agency Obligations

Canada — 0.3%
Canada Government International Bond, 1.63%, 01/22/25	2,000	2,032,511
Export Development Canada, 2.50%, 01/24/23	2,000	2,041,764
Province of Alberta Canada
1.88%, 11/13/24	1,000	1,022,485
1.00%, 05/20/25(a)	3,000	2,973,109
3.30%, 03/15/28	2,000	2,190,880
1.30%, 07/22/30	2,000	1,905,187
Province of British Columbia Canada
2.25%, 06/02/26	1,000	1,039,542
0.90%, 07/20/26	2,000	1,957,166
Province of New Brunswick Canada, 3.63%, 02/24/28	1,000	1,119,011
Province of Ontario Canada 1.75%, 01/24/23	5,000	5,060,547

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada (continued)
Province of Ontario Canada (continued)
0.63%, 01/21/26	$1,000	$971,855
2.50%, 04/27/26(a)	3,000	3,137,516
1.05%, 05/21/27(a)	1,000	975,377
2.00%, 10/02/29	1,000	1,015,287
1.13%, 10/07/30	2,000	1,890,290
1.60%, 02/25/31	2,000	1,956,056
Province of Quebec Canada
2.63%, 02/13/23	250	255,766
0.60%, 07/23/25(a)	2,000	1,954,382
2.50%, 04/20/26(a)	2,750	2,880,924
2.75%, 04/12/27	2,000	2,122,486
1.35%, 05/28/30	2,000	1,935,143
Series QO, 2.88%, 10/16/24	500	524,597
Series QW, 2.50%, 04/09/24(a)	2,000	2,071,094
Series QX, 1.50%, 02/11/25	2,000	2,025,480

		45,058,455

Chile — 0.1%
Chile Government International Bond
3.24%, 02/06/28	1,500	1,577,156
2.45%, 01/31/31(a)	2,500	2,484,062
2.55%, 01/27/32	1,000	994,875
2.55%, 07/27/33	2,000	1,944,375
3.10%, 05/07/41	700	684,381
3.63%, 10/30/42	350	369,753
3.86%, 06/21/47	750	830,063
3.50%, 01/25/50	1,000	1,037,375
3.10%, 01/22/61	1,500	1,389,656
3.25%, 09/21/71	1,000	921,188

		12,232,884

Germany — 0.0%
FMS Wertmanagement, 2.75%, 03/06/23	500	512,502
Landwirtschaftliche Rentenbank, 1.75%, 07/27/26	1,000	1,017,306

		1,529,808

Hungary — 0.0%
Hungary Government International Bond
5.38%, 02/21/23	2,500	2,622,702
5.75%, 11/22/23(a)	500	541,880
5.38%, 03/25/24	1,500	1,627,438
7.63%, 03/29/41	750	1,227,187

		6,019,207

Indonesia — 0.1%
Indonesia Government International Bond
3.50%, 01/11/28	2,000	2,153,500
4.10%, 04/24/28(a)	1,000	1,115,187
4.75%, 02/11/29(a)	1,000	1,163,750
2.85%, 02/14/30(a)	2,000	2,081,625
3.85%, 10/15/30(a)	2,000	2,243,500
4.35%, 01/11/48	1,400	1,597,750
3.70%, 10/30/49	500	528,750
3.50%, 02/14/50	1,000	1,032,063
4.20%, 10/15/50	1,000	1,138,750
3.05%, 03/12/51(a)	1,000	988,750

Security	Par (000)	Value

Indonesia (continued)
Indonesia Government International Bond (continued)
3.20%, 09/23/61	$1,000	$958,750
4.45%, 04/15/70	600	711,750

		15,714,125

Israel — 0.1%
Israel Government International Bond
3.15%, 06/30/23	3,000	3,105,562
2.88%, 03/16/26(a)	750	794,203
3.25%, 01/17/28(a)	1,500	1,626,844
2.75%, 07/03/30	2,400	2,549,250
4.50%, 01/30/43	1,200	1,531,725
4.13%, 01/17/48	1,000	1,225,812
3.88%, 07/03/50(a)	1,000	1,166,438
4.50%, 04/03/2120	600	763,500
State of Israel
2.50%, 01/15/30(a)	2,000	2,081,875
3.38%, 01/15/50	1,000	1,080,500

		15,925,709

Italy — 0.1%
Republic of Italy Government International Bond
6.88%, 09/27/23	100	109,753
2.38%, 10/17/24	3,500	3,585,423
1.25%, 02/17/26	3,000	2,921,299
2.88%, 10/17/29	2,500	2,553,568
5.38%, 06/15/33	750	922,945
4.00%, 10/17/49	1,500	1,645,346
3.88%, 05/06/51	1,000	1,068,024

		12,806,358

Japan — 0.2%
Japan Bank for International Cooperation
1.75%, 01/23/23	2,000	2,023,081
3.25%, 07/20/23	1,100	1,142,459
0.38%, 09/15/23	5,000	4,960,207
3.38%, 10/31/23	500	523,131
0.63%, 07/15/25	2,000	1,954,697
2.88%, 06/01/27	1,000	1,064,223
2.75%, 11/16/27	500	529,919
3.25%, 07/20/28	2,000	2,202,200
2.00%, 10/17/29(a)	1,000	1,020,541
1.25%, 01/21/31	2,000	1,915,747
1.88%, 04/15/31	3,000	3,030,143
Series DTC, 3.38%, 07/31/23	500	520,582
Series DTC, 2.50%, 05/23/24	500	517,715
Series DTC, 2.50%, 05/28/25	3,000	3,123,825
Series DTC, 2.38%, 04/20/26	750	778,923
Series DTC, 2.25%, 11/04/26	500	516,593

		25,823,986

Mexico — 0.2%
Mexico Government International Bond
4.00%, 10/02/23	210	221,458
3.60%, 01/30/25	2,000	2,122,875
4.13%, 01/21/26	3,000	3,294,562
4.15%, 03/28/27	1,000	1,105,500
3.75%, 01/11/28	1,000	1,075,500
4.50%, 04/22/29	1,500	1,673,719

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
Mexico Government International Bond (continued)
3.25%, 04/16/30(a)	$3,000	$3,081,188
2.66%, 05/24/31(a)	2,000	1,949,125
4.75%, 04/27/32	3,000	3,390,562
6.75%, 09/27/34	150	199,575
6.05%, 01/11/40	2,300	2,857,463
4.28%, 08/14/41	3,000	3,111,187
4.75%, 03/08/44	2,200	2,394,288
5.55%, 01/21/45(a)	1,525	1,826,473
4.60%, 01/23/46	1,500	1,604,344
4.35%, 01/15/47	1,750	1,812,125
4.60%, 02/10/48(a)	2,000	2,129,750
4.50%, 01/31/50	1,950	2,069,803
5.00%, 04/27/51(a)	2,000	2,277,250
3.77%, 05/24/61	2,000	1,843,500
5.75%, 10/12/2110	500	574,781

		40,615,028

Panama — 0.1%
Panama Government International Bond
3.75%, 03/16/25	3,500	3,703,000
3.88%, 03/17/28	2,500	2,703,594
3.16%, 01/23/30	1,000	1,036,125
2.25%, 09/29/32	2,000	1,904,125
6.70%, 01/26/36	350	468,847
4.50%, 05/15/47	750	826,781
4.50%, 04/16/50(a)	1,250	1,376,016
4.30%, 04/29/53	1,000	1,073,937
4.50%, 04/01/56	2,400	2,645,700
3.87%, 07/23/60(a)	2,500	2,494,219

		18,232,344

Peru — 0.1%
Peruvian Government International Bond
7.35%, 07/21/25	1,400	1,664,950
2.39%, 01/23/26	2,000	2,024,750
4.13%, 08/25/27	1,000	1,096,438
2.84%, 06/20/30(a)	1,800	1,827,337
2.78%, 01/23/31	2,000	1,986,000
1.86%, 12/01/32	1,750	1,597,203
8.75%, 11/21/33	441	685,562
3.00%, 01/15/34	775	771,125
6.55%, 03/14/37	250	339,891
3.30%, 03/11/41	2,000	1,996,875
5.63%, 11/18/50(a)	1,400	1,966,387
3.55%, 03/10/51	1,600	1,664,300
2.78%, 12/01/60(a)	1,250	1,097,891
3.23%, 07/28/2121	500	430,094

		19,148,803

Philippines — 0.1%
Philippine Government International Bond
4.20%, 01/21/24	2,500	2,656,250
3.00%, 02/01/28	1,000	1,071,530
3.75%, 01/14/29	3,000	3,378,375
2.46%, 05/05/30	2,000	2,061,875
7.75%, 01/14/31	1,500	2,182,782
1.65%, 06/10/31	1,000	967,500
6.38%, 10/23/34	250	347,000
5.00%, 01/13/37	1,000	1,237,375
3.95%, 01/20/40	250	278,406
3.70%, 03/01/41	1,100	1,196,456

Security	Par (000)	Value

Philippines (continued)
Philippine Government International Bond (continued)
3.70%, 02/02/42	$2,000	$2,179,750
2.95%, 05/05/45	1,000	985,500
2.65%, 12/10/45	2,000	1,890,375
3.20%, 07/06/46	2,000	2,035,000

		22,468,174

Poland — 0.0%
Republic of Poland Government International Bond
3.00%, 03/17/23	200	205,297
4.00%, 01/22/24	2,250	2,381,454
3.25%, 04/06/26	1,250	1,336,428

		3,923,179

South Korea — 0.1%
Export-Import Bank of Korea
2.38%, 06/25/24	1,000	1,031,700
2.88%, 01/21/25(a)	1,000	1,046,125
1.88%, 02/12/25	1,000	1,017,600
3.25%, 11/10/25	500	534,625
2.63%, 05/26/26	1,000	1,047,687
3.25%, 08/12/26	500	539,312
2.50%, 06/29/41	1,000	1,009,300
Korea Development Bank
3.38%, 03/12/23	4,000	4,119,080
2.75%, 03/19/23(a)	1,000	1,023,000
0.50%, 10/27/23(a)	2,000	1,987,020
Korea International Bond(a)
4.13%, 06/10/44	250	324,878
3.88%, 09/20/48	1,750	2,255,094

		15,935,421

Supranational — 1.3%
African Development Bank
3.00%, 09/20/23	5,000	5,192,216
0.88%, 03/23/26	2,000	1,967,158
Asian Development Bank
2.75%, 03/17/23(a)	3,750	3,848,262
0.25%, 07/14/23	4,000	3,975,008
0.25%, 10/06/23	1,000	991,589
2.63%, 01/30/24(a)	3,000	3,113,842
0.38%, 06/11/24	3,000	2,963,340
1.50%, 10/18/24(a)	3,000	3,041,192
0.63%, 04/29/25(a)	5,000	4,922,616
0.50%, 02/04/26	2,000	1,943,014
1.00%, 04/14/26	2,000	1,976,710
2.00%, 04/24/26	1,000	1,030,350
2.63%, 01/12/27(a)	1,000	1,060,329
2.50%, 11/02/27(a)	2,000	2,119,532
2.75%, 01/19/28	750	806,171
5.82%, 06/16/28	3,000	3,814,202
1.75%, 09/19/29(a)	2,000	2,028,586
1.88%, 01/24/30	3,000	3,074,262
Asian Infrastructure Investment Bank
2.25%, 05/16/24	10,000	10,314,456
0.50%, 10/30/24(a)	3,795	3,745,058
Council Of Europe Development Bank, 0.25%, 10/20/23	3,000	2,971,035
European Bank for Reconstruction & Development
2.75%, 03/07/23	2,000	2,050,620

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
European Bank for Reconstruction & Development (continued)
0.25%, 07/10/23	$4,000	$3,974,505
1.50%, 02/13/25	1,000	1,012,507
0.50%, 05/19/25	2,000	1,955,866
European Investment Bank
2.50%, 03/15/23	2,000	2,046,427
1.38%, 05/15/23	1,000	1,010,297
2.88%, 08/15/23	1,500	1,552,493
0.25%, 09/15/23	3,000	2,975,778
3.13%, 12/14/23	4,000	4,181,125
3.25%, 01/29/24	3,000	3,149,208
2.63%, 03/15/24	2,000	2,078,577
1.88%, 02/10/25	5,000	5,129,131
1.63%, 03/14/25	4,000	4,062,085
0.63%, 07/25/25	2,000	1,961,908
0.38%, 12/15/25(a)	5,000	4,832,923
2.13%, 04/13/26	1,000	1,035,956
0.75%, 10/26/26(a)	1,445	1,406,082
2.38%, 05/24/27	3,500	3,672,105
1.63%, 10/09/29	750	752,580
0.88%, 05/17/30	5,000	4,744,205
Inter-American Development Bank
0.50%, 05/24/23	3,000	2,996,768
0.25%, 11/15/23	3,000	2,973,041
2.63%, 01/16/24	5,000	5,186,400
3.00%, 02/21/24(a)	5,000	5,234,088
2.13%, 01/15/25(a)	1,000	1,032,482
1.75%, 03/14/25	3,000	3,060,646
0.88%, 04/03/25	3,000	2,977,532
0.63%, 07/15/25	5,000	4,905,438
0.88%, 04/20/26	3,000	2,952,255
2.00%, 06/02/26(a)	500	515,511
2.38%, 07/07/27(a)	1,000	1,049,292
1.13%, 07/20/28	3,000	2,931,982
2.25%, 06/18/29	4,500	4,728,568
3.20%, 08/07/42(a)	750	869,895
4.38%, 01/24/44	300	414,422
International Bank for Reconstruction & Development
7.63%, 01/19/23(a)	1,000	1,074,017
1.75%, 04/19/23	1,000	1,014,935
0.13%, 04/20/23	4,000	3,975,028
3.00%, 09/27/23	4,000	4,156,694
2.50%, 03/19/24(a)	3,000	3,108,712
1.63%, 01/15/25(a)	3,000	3,051,169
0.75%, 03/11/25	5,000	4,946,971
0.63%, 04/22/25	5,000	4,916,220
0.38%, 07/28/25(a)	3,000	2,916,733
0.50%, 10/28/25	2,000	1,948,168
1.38%, 04/20/28	1,000	997,132
1.13%, 09/13/28	5,000	4,879,296
1.25%, 02/10/31	5,000	4,858,786
4.75%, 02/15/35(a)	500	667,023
Series GDIF, 1.88%, 06/19/23	5,000	5,090,362
Series GDIF, 1.50%, 08/28/24(a)	4,000	4,057,423
Series GDIF, 2.50%, 11/25/24	3,000	3,127,399
Series GDIF, 2.50%, 07/29/25	1,000	1,047,133
Series GDIF, 1.88%, 10/27/26(a)	750	768,680
Series GDIF, 2.50%, 11/22/27	2,000	2,112,577

Security	Par (000)	Value

Supranational (continued)
International Bank for Reconstruction & Development (continued)
Series GDIF, 1.75%, 10/23/29(a)	$3,000	$3,042,819
International Finance Corp.
2.88%, 07/31/23	750	775,474
0.38%, 07/16/25	2,000	1,946,000
0.75%, 10/08/26	2,000	1,947,171
0.75%, 08/27/30(a)	2,000	1,872,801
Nordic Investment Bank, 0.38%, 05/19/23	3,000	2,989,124

		231,599,473

Sweden — 0.0%
Svensk Exportkredit AB
2.88%, 03/14/23.	1,000	1,026,633
0.75%, 04/06/23	2,000	2,003,102
1.75%, 12/12/23	1,000	1,016,404
0.63%, 05/14/25	2,000	1,961,043
0.50%, 08/26/25	2,000	1,949,422

		7,956,604

Uruguay — 0.1%
Uruguay Government International Bond
4.50%, 08/14/24(a)	1,250	1,324,844
4.38%, 10/27/27	1,000	1,119,875
4.38%, 01/23/31	2,500	2,877,813
5.10%, 06/18/50	2,250	2,979,562
4.98%, 04/20/55	2,200	2,881,037

		11,183,131

Total Foreign Agency Obligations — 2.9% (Cost: $500,473,543)		506,172,689

Municipal Bonds

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority Refunding RB, 2.65%, 09/01/37	30	30,292

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, BAB, 4.84%, 01/01/41	220	288,382

California — 0.2%
Bay Area Toll Authority Refunding RB, 3.13%, 04/01/55	95	95,185
Bay Area Toll Authority, RB, BAB
Series F-2, 6.26%, 04/01/49	750	1,214,050
Series S-1, 6.92%, 04/01/40	620	929,976
Series S-1, 7.04%, 04/01/50(a)	100	175,048
Series S-3, 6.91%, 10/01/50	660	1,166,496
Bay Area Toll Authority, Refunding RB, 2.57%, 04/01/31	345	358,984
California State University, RB, Series E, 2.90%, 11/01/51	200	200,512
California State University, Refunding RB
Series B, 2.98%, 11/01/51	1,015	1,032,565
Series B, 2.72%, 11/01/52	105	105,801
City of San Francisco California Public Utilities Commission Water Revenue, RB, BAB, 6.95%, 11/01/50	100	166,322
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB
Series A, 3.30%, 11/01/39	115	119,037

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB (continued)
Series E, 2.83%, 11/01/41	$490	$482,767
East Bay Municipal Utility District Water System Revenue, RB, BAB, 5.87%, 06/01/40	100	142,872
Foothill-Eastern Transportation Corridor Agency, Refunding RB
Series A, 4.09%, 01/15/49	275	293,111
Series A, (AGM), 3.92%, 01/15/53	175	185,998
Golden State Tobacco Securitization Corp.
(SAP), 2.75%, 06/01/34	60	59,773
(SAP), 3.00%, 06/01/46	165	168,537
Golden State Tobacco Securitization Corp. Refunding RB
3.71%, 06/01/41	290	289,649
3.85%, 06/01/50	85	86,682
4.21%, 06/01/50	290	290,397
Golden State Tobacco Securitization Corp., Refunding RB, (SAP), 3.29%, 06/01/42	70	71,357
Los Angeles Community College District, GO, BAB, 6.75%, 08/01/49	540	932,631
Los Angeles Community College District, Refunding GO, 2.11%, 08/01/32	665	663,653
Los Angeles County Metropolitan Transportation Authority, RB, BAB, 5.74%, 06/01/39	100	134,495
Los Angeles County Public Works Financing Authority, Refunding RB, BAB, 7.62%, 08/01/40	100	160,380
Los Angeles Department of Water & Power Power System Revenue, RB, BAB
5.72%, 07/01/39	200	275,949
6.57%, 07/01/45	675	1,097,495
6.60%, 07/01/50	90	154,706
Los Angeles Unified School District, GO, BAB
5.76%, 07/01/29	300	361,684
5.75%, 07/01/34	850	1,106,604
Series RY, 6.76%, 07/01/34	950	1,322,398
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.26%, 05/15/60(a)	365	398,307
Series N, 3.71%, 05/15/2120	500	553,723
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	120	186,456
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, BAB, Series F, 6.58%, 05/15/49(a)	600	914,075
Sales Tax Securitization Corp. Refunding RB, 3.24%, 01/01/42	260	260,917
San Diego County Regional Transportation Commission, RB, BAB, 5.91%, 04/01/48	260	396,557
San Diego County Regional Transportation Commission, Refunding RB, Series A, 3.25%, 04/01/48	175	178,164
San Diego County Water Authority, RB, BAB, Series B, 6.14%, 05/01/49	315	473,241
San Joaquin Hills Transportation Corridor Agency Refunding RB, (AGM), 3.49%, 01/15/50	300	304,223

Security	Par (000)	Value

California (continued)
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	$600	$720,076
State of California Department of Water Resources Power Supply Revenue, Refunding RB, Series P, 2.00%, 05/01/22(e)	250	251,399
State of California, GO, Series A, 2.37%, 04/01/22	500	502,716
State of California, GO, BAB
7.50%, 04/01/34	645	994,633
7.55%, 04/01/39	2,375	3,963,200
7.30%, 10/01/39	600	946,304
7.35%, 11/01/39	1,550	2,456,404
7.60%, 11/01/40(a)	1,850	3,179,367
State of California, Refunding GO
3.38%, 04/01/25	100	107,278
3.50%, 04/01/28	355	393,118
2.50%, 10/01/29	1,250	1,310,180
4.50%, 04/01/33	200	230,430
4.60%, 04/01/38	165	189,528
University of California, RB
Series AD, 4.86%, 05/15/2112(a)	300	435,989
Series AQ, 4.77%, 05/15/2115	405	577,577
Series BD, 3.35%, 07/01/29	570	625,916
Series BG, 0.88%, 05/15/25	240	237,546
Series BG, 1.61%, 05/15/30	1,000	969,132
University of California, RB, BAB
5.77%, 05/15/43	190	261,109
5.95%, 05/15/45(a)	500	703,876
University of California, Refunding RB
Series AJ, 4.60%, 05/15/31	150	172,732
Series AX, 3.06%, 07/01/25	100	106,303

		36,845,590

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, BAB, Series B, 5.84%, 11/01/50	100	158,138

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32(a)	600	779,483
State of Connecticut, GO, BAB, Series D, 5.09%, 10/01/30	150	173,304

		952,787

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114(a)	200	296,556
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	160	166,105
District of Columbia, RB, BAB, Series E, 5.59%, 12/01/34	200	254,981
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, RB, BAB, 7.46%, 10/01/46	100	176,390

		894,032

Florida — 0.0%
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	665	731,430
County of Miami-Dade Florida Transit System, Refunding RB, Series B, 2.60%, 07/01/42	150	149,401

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	$70	$73,530
State Board of Administration Finance Corp., RB
Series A, 1.26%, 07/01/25	735	730,696
Series A, 1.71%, 07/01/27	450	447,887
Series A, 2.15%, 07/01/30	960	959,777

		3,092,721

Georgia — 0.0%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 2.26%, 11/01/35	230	229,428
Municipal Electric Authority of Georgia, Refunding RB, BAB
6.64%, 04/01/57	633	971,616
6.66%, 04/01/57	705	1,096,110

		2,297,154

Idaho — 0.0%
Idaho Energy Res. Authority RB, 2.86%, 09/01/46	110	112,367

Illinois — 0.1%
Chicago O’Hare International Airport, ARB
Series C, Senior Lien, 4.47%, 01/01/49	165	216,706
Series C, Senior Lien, 4.57%, 01/01/54	165	229,261
Chicago O’Hare International Airport, Refunding ARB, BAB, Series B, 6.40%, 01/01/40	250	373,869
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series A, 6.90%, 12/01/40(a)	530	746,463
Chicago Transit Authority Sales Tax Receipts Fund, RB, BAB, Series B, 6.20%, 12/01/40	435	601,859
Illinois State Toll Highway Authority, RB, BAB, Series A, 6.18%, 01/01/34	250	342,005
Metropolitan Water Reclamation District of Greater Chicago, GO, BAB, 5.72%, 12/01/38	340	466,230
State of Illinois, GO, 5.10%, 06/01/33	5,300	6,094,915
State of Illinois, GO, BAB, 7.35%, 07/01/35	425	532,168

		9,603,476

Indiana — 0.0%
Indiana Finance Authority Refunding RB, 3.05%, 01/01/51	130	133,700

Kansas — 0.0%
Kansas Development Finance Authority RB, Series K, (BAM), 2.77%, 05/01/51	145	143,945

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	105	109,575
Commonwealth of Massachusetts, GO, BAB, 5.46%, 12/01/39	1,000	1,360,215
Commonwealth of Massachusetts, Refunding GO, Series D, 2.81%, 09/01/43	1,000	1,023,488
Massachusetts School Building Authority, RB, BAB, 5.72%, 08/15/39	585	810,622
Massachusetts School Building Authority, Refunding RB Series B, 1.75%, 08/15/30	200	198,639

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts School Building Authority, Refunding RB (continued)
Sub-Series B, 3.40%, 10/15/40	$125	$130,753
Massachusetts Water Res. Authority Refunding RB, 2.82%, 08/01/41	175	177,597

		3,810,889

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 3.06%, 07/01/39	30	31,533
Michigan Finance Authority, Refunding RB
3.08%, 12/01/34	150	159,087
3.38%, 12/01/40	125	136,761
Michigan State Building Authority, Refunding RB, 2nd Series, 2.71%, 10/15/40	250	242,153
Michigan Strategic Fund, RB, 3.23%, 09/01/47	85	86,838
University of Michigan, RB, Series B, 2.44%, 04/01/40	575	579,493

		1,235,865

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri, RB, Series A, 3.65%, 08/15/57	440	546,841
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Class A, 3.23%, 05/15/50.	250	279,904

		826,745

Nebraska — 0.0%
University of Nebraska Facilities Corp., Refunding RB, Series A, 3.04%, 10/01/49	200	217,822

Nevada — 0.0%
County of Clark Department of Aviation, ARB, BAB, Series C, 6.82%, 07/01/45	450	711,953

New Jersey — 0.1%
New Jersey Economic Development Authority, RB, Series A, (NPFGC), 7.43%, 02/15/29	1,450	1,826,552
New Jersey Transportation Trust Fund Authority, RB, BAB
Series B, 6.56%, 12/15/40	100	145,629
Series C, 5.75%, 12/15/28	350	406,611
New Jersey Transportation Trust Fund Authority, Refunding RB
4.08%, 06/15/39	200	221,782
4.13%, 06/15/42	1,055	1,177,764
New Jersey Turnpike Authority, RB, BAB
Series A, 7.10%, 01/01/41	750	1,184,510
Series F, 7.41%, 01/01/40	900	1,464,535
Rutgers The State University of New Jersey, RB, Series P, 3.92%, 05/01/2119(a)	210	249,782
Rutgers The State University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	425	453,635

		7,130,800

New York — 0.1%
City of New York, GO, BAB
5.52%, 10/01/37(a)	500	661,713

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York, GO, BAB (continued)
Series A-2, 5.21%, 10/01/31	$225	$270,501
Series F-1, 6.27%, 12/01/37(a)	300	421,876
Metropolitan Transportation Authority, RB, BAB
6.67%, 11/15/39	515	730,897
7.34%, 11/15/39	500	808,590
6.81%, 11/15/40	400	572,367
Metropolitan Transportation Authority, Refunding RB, Series C-2, 5.18%, 11/15/49(a)	200	272,738
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB
5.77%, 08/01/36	100	124,701
5.57%, 11/01/38	645	838,953
New York City Water & Sewer System, RB, BAB, 5.95%, 06/15/42	115	174,908
New York City Water & Sewer System, Refunding RB, 5.88%, 06/15/44(a)	100	154,567
New York City Water & Sewer System, Refunding RB, BAB
5.72%, 06/15/42(a)	300	447,420
6.01%, 06/15/42	600	904,441
5.44%, 06/15/43	200	292,445
New York State Dormitory Authority, RB, BAB, Series D, 5.60%, 03/15/40	750	999,251
New York State Dormitory Authority, Refunding RB
Series B, 3.14%, 07/01/43	50	51,697
Series F, 3.11%, 02/15/39	350	370,572
New York State Thruway Authority, Refunding RB
Series M, 2.90%, 01/01/35(a)	500	522,272
Series M, 3.50%, 01/01/42	160	165,764
New York State Urban Development Corp., RB, Series B, 3.90%, 03/15/33	500	551,061
New York State Urban Development Corp., RB, BAB, 5.77%, 03/15/39	200	241,422
Port Authority of New York & New Jersey, ARB
3.18%, 07/15/60	340	340,315
215th Series, 3.29%, 08/01/69(a)	200	211,653
Consolidated, 192nd Series, 4.81%, 10/15/65(a)	205	281,345
Port Authority of New York & New Jersey, RB
159th Series, 6.04%, 12/01/29	200	253,982
181st Series, 4.96%, 08/01/46	180	240,243
182nd Series, 5.31%, 08/01/46	100	108,541
Consolidated, 165th Series, 5.65%, 11/01/40	1,245	1,701,439
Consolidated, 168th Series, 4.93%, 10/01/51	1,250	1,746,615
Series AAA, 1.09%, 07/01/23	950	954,063
Port Authority of New York & New Jersey, Refunding RB, 174th Series, 4.46%, 10/01/62	1,450	1,927,191

		17,343,543

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, 3.20%, 01/15/51	135	146,244

Ohio — 0.0%
American Municipal Power, Inc., RB, Series B, 7.83%, 02/15/41	650	1,063,757
American Municipal Power, Inc., RB, BAB, Series B, 8.08%, 02/15/50	500	931,679

Security	Par (000)	Value

Ohio (continued)
JobsOhio Beverage System, Refunding RB
Series A, 2.83%, 01/01/38	$500	$504,454
Series B, 3.99%, 01/01/29	100	109,554
Series B, 4.53%, 01/01/35	350	420,648
Ohio State University, RB, Series A, 3.80%, 12/01/46	200	240,973
Ohio State University, RB, BAB, Series C, 4.91%, 06/01/40(a)	805	1,070,934
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A, 3.22%, 02/15/48	250	254,648
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series B-2, 4.88%, 12/01/34	100	116,592

		4,713,239

Oregon — 0.0%
Oregon School Boards Association, GO, Series B, (NPFGC), 5.55%, 06/30/28	375	437,883
Oregon State University, RB, (BAM), 3.42%, 03/01/60	175	180,849
State of Oregon Department of Transportation, RB, BAB, Series A, 5.83%, 11/15/34	125	167,864
State of Oregon, GO
5.76%, 06/01/23	38	39,606
5.89%, 06/01/27	750	879,103

		1,705,305

Pennsylvania — 0.0%
City of Philadelphia PA Water & Wastewater Revenue Refunding RB, Series B, 2.93%, 07/01/45	185	188,279
Commonwealth Financing Authority, RB, Series A, 2.99%, 06/01/42	1,265	1,296,520
Pennsylvania State University, Refunding RB
Series D, 2.79%, 09/01/43	500	506,103
Series D, 2.84%, 09/01/50	160	160,182
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, 3.56%, 09/15/2119	175	200,867

		2,351,951

South Carolina — 0.0%
South Carolina Public Service Authority, RB, BAB, Series C, 6.45%, 01/01/50	100	158,215

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series B, 4.05%, 07/01/26	350	382,121

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, 4.43%, 02/01/42	170	205,747
City of San Antonio Texas Electric & Gas Systems Revenue, RB, BAB
5.72%, 02/01/41.	200	275,081
5.81%, 02/01/41(a)	250	364,641
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 2.91%, 02/01/48	300	301,216
Dallas Area Rapid Transit Refunding RB, 2.61%, 12/01/48	260	255,594
Dallas Area Rapid Transit, RB, BAB, 5.02%, 12/01/48(a)	560	784,209

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas Fort Worth International Airport, Refunding RB 2.84%, 11/01/46	$65	$65,096
Series A, 2.99%, 11/01/38	200	208,626
Series A, 3.14%, 11/01/45	265	280,118
Series C, 2.92%, 11/01/50	380	387,385
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	1,090	1,104,327
North Texas Tollway Authority, RB, BAB, Series B, 6.72%, 01/01/49	550	924,144
North Texas Tollway Authority, Refunding RB, 3.01%, 01/01/43	35	35,658
Permanent University Fund - University of Texas System, Refunding RB, Series A, 3.38%, 07/01/47	1,040	1,191,822
State of Texas, GO, BAB, 5.52%, 04/01/39	1,155	1,631,152
Texas Private Activity Bond Surface Transportation Corp., RB, Series B, 3.92%, 12/31/49	425	475,129
Texas Transportation Commission State Highway Fund, RB, Series B, 5.18%, 04/01/30	600	720,493
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	500	600,179
Texas Transportation Commission, Refunding GO, 2.47%, 10/01/44	985	959,187

		10,769,804

Utah — 0.0%
State of Utah, GO, BAB, Series B, 3.54%, 07/01/25	300	312,674

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/2117	60	82,375
University of Virginia, Refunding RB
2.26%, 09/01/50	620	575,001
2.58%, 11/01/51	300	303,979
Series A, 3.23%, 09/01/2119(a)	120	128,145

		1,089,500

Washington — 0.0%
State of Washington, GO, BAB, Series B, 5.14%, 08/01/40	200	272,294

Wisconsin — 0.0%
State of Wisconsin, RB, Series A, (AGM), 5.70%, 05/01/26	75	84,518
State of Wisconsin, Refunding RB
Series A, 3.95%, 05/01/36(a)	600	658,164
Series C, 3.15%, 05/01/27	320	344,303

		1,086,985

Total Municipal Bonds — 0.6% (Cost: $100,120,089)		108,818,533

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 1.0%
Bank
Series 2019-BN18, Class A4, 3.58%, 05/15/62	2,000	2,190,967
Series 2020-BN27, Class A5, 2.14%, 04/15/63	5,440	5,432,682

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Barclays Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	$2,300	$2,489,031
BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.04%, 04/15/53	6,670	6,583,960
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54	9,290	9,474,950
Benchmark Mortgage Trust
Series 2018-B5, Class A4, 4.21%, 07/15/51	3,000	3,381,404
Series 2019-B11, Class A4, 3.28%, 05/15/52	4,000	4,278,150
Series 2019-B13, Class A4, 2.95%, 08/15/57	8,544	8,998,797
Series 2019-B9, Class A5, 4.02%, 03/15/52	3,000	3,367,682
Series 2020-B19, Class B, 2.35%, 09/15/53	1,130	1,105,954
Series 2020-B21, Class A4, 1.70%, 12/17/53	3,600	3,444,065
Series 2020-B21, Class A5, 1.98%, 12/17/53	2,400	2,353,770
Series 2021-B29, Class A5, 2.39%, 09/15/54	3,330	3,370,974
Citigroup Commercial Mortgage Trust
Series 2013-GC17, Class A4, 4.13%, 11/10/46	750	785,231
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500	525,675
Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500	1,578,035
Series 2016-GC37, Class A4, 3.31%, 04/10/49	3,500	3,692,727
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	1,043,479
Series 2017-P7, Class A4, 3.71%, 04/14/50	2,250	2,431,604
Commercial Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46	1,300	1,358,594
Series 2013-CR9, Class A4, 4.25%, 07/10/45(b)	2,700	2,801,589
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	500	524,303
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,500	1,598,588
Series 2016-CR28, Class A4, 3.76%, 02/10/49	750	803,156
Commission Mortgage Trust, Series 2014-CR20, Class A3, 3.33%, 11/10/47	4,525	4,657,265
CSAIL Commercial Mortgage Securities Trust
Series 2015-C3, Class A4, 3.72%, 08/15/48	1,000	1,063,147
Series 2016-C7, Class A5, 3.50%, 11/15/49	4,800	5,133,684
Series 2018-CX11, Class A5, 4.03%, 04/15/51(b)	4,000	4,399,914
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	7,500	7,806,081
GS Mortgage Securities Corp. II, Series 2018- GS10, Class A5, 4.16%, 07/10/51(b)	3,000	3,376,696
GS Mortgage Securities Trust
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	243	245,807
Series 2014-GC24, Class A5, 3.93%, 09/10/47	7,000	7,397,701
Series 2015-GC30, Class A4, 3.38%, 05/10/50	600	632,425
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,300	2,460,641
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47	250	261,946
Series 2014-C22, Class A4, 3.80%, 09/15/47	300	316,133
Series 2015-C31, Class A3, 3.80%, 08/15/48	2,241	2,378,862
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.41%, 10/15/50	6,000	6,440,566

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-C20, Class A5, 3.80%, 07/15/47	$1,400	$1,464,316
Series 2017-JP7, Class A5, 3.45%, 09/15/50	3,500	3,756,661
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A5, 4.07%, 07/15/46(b)	3,750	3,892,980
Series 2013-C10, Class AS, 4.07%, 07/15/46(b)	2,500	2,573,468
Series 2013-C11, Class A4, 4.15%, 08/15/46(b)	11,765	12,131,110
Series 2014-C16, Class A4, 3.60%, 06/15/47	4,248	4,384,180
Series 2015-C24, Class A4, 3.73%, 05/15/48	750	799,739
Series 2016-C28, Class A4, 3.54%, 01/15/49	6,772	7,193,927
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4, 3.81%, 12/15/48	1,181	1,264,223
Series 2018-H3, Class A4, 3.91%, 07/15/51	3,000	3,285,846
Series 2019-H6, Class A4, 3.42%, 06/15/52	590	638,371
Series 2019-L3, Class AS, 3.49%, 11/15/52	760	816,656
Wells Fargo Commercial Mortgage Trust 2.09%, 07/15/53	2,830	2,800,991
Series 2013-LC12, Class A4, 4.22%, 07/15/46(b)	200	207,094
Series 2014-LC18, Class ASB, 3.24%, 12/15/47	1,475	1,517,979
Series 2015-C27, Class A5, 3.45%, 02/15/48	1,500	1,579,261
Series 2015-SG1, Class A4, 3.79%, 09/15/48	4,934	5,193,427
Series 2019-C49, Class A5, 4.02%, 03/15/52	3,850	4,312,757
Series 2020-C56, Class A5, 2.45%, 06/15/53	3,110	3,166,424

Total Non-Agency Mortgage-Backed Securities — 1.0% (Cost: $179,521,606)		181,165,645

Preferred Securities

Capital Trusts — 0.0%

Diversified Financial Services — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34	250	345,017

Electric Utilities — 0.0%
American Electric Power Co., Inc., 3.88%, 02/15/62(b)	400	406,074

Insurance — 0.0%
MetLife, Inc., 6.40%, 12/15/66	600	738,129
Prudential Financial, Inc.(b)
5.38%, 05/15/45	500	533,622
5.63%, 06/15/43	100	104,051

		1,375,802

Total Capital Trusts — 0.0%		2,126,893

Total Preferred Securities — 0.0% (Cost: $1,940,600)		2,126,893

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.1%
Fannie Mae
2.63%, 01/11/22 - 09/06/24(a)	8,715	8,993,120
1.88%, 04/05/22	5,000	5,020,200

Security	Par (000)	Value

Agency Obligations (continued)
Fannie Mae (continued)
2.38%, 01/19/23	$490	$500,034
0.25%, 07/10/23	10,000	9,945,511
0.50%, 06/17/25	20,000	19,601,015
6.25%, 05/15/29	5,350	7,105,631
7.13%, 01/15/30	10,000	14,151,116
7.25%, 05/15/30	20,550	29,571,713
0.88%, 08/05/30	7,010	6,605,799
6.63%, 11/15/30	149	210,420
Fannie Mae Mortgage-Backed Securities, 2.00%, 12/01/51	17,489	17,487,391
Federal Home Loan Bank
3.00%, 12/09/22	4,910	5,030,078
2.75%, 12/13/24	5,000	5,257,577
3.13%, 06/13/25	9,570	10,225,512
5.50%, 07/15/36	2,100	3,045,225
Federal Home Loan Mortgage Corp.
2.38%, 01/13/22	12,715	12,723,274
0.13%, 07/25/22	925	924,499
0.25%, 08/24/23 - 12/04/23	11,035	10,945,030
0.38%, 07/21/25	325	316,736
6.75%, 03/15/31	2,800	4,022,713
6.25%, 07/15/32	3,300	4,740,712
Freddie Mac Mortgage-Backed Securities, 2.00%, 01/01/37	7,394	7,593,826
Peruvian Government International Bond, 3.60%, 01/15/72	300	291,281
Tennessee Valley Authority
1.50%, 09/15/31	200	197,025
5.88%, 04/01/36	2,100	3,061,937
3.50%, 12/15/42	140	165,990

		187,733,365

Mortgage-Backed Securities — 28.2%
Fannie Mae
1.61%, 04/25/31(b)	4,260	4,187,379
1.71%, 07/25/31(b)	3,000	2,964,268
Series 2012-M9, Class A2, 2.48%, 04/25/22	209	209,372
Series 2014-M13, Class A2, 3.02%, 08/25/24(b)	341	355,039
Series 2016-M5, Class A2, 2.47%, 04/25/26	6,110	6,304,666
Series 2016-M6, Class A2, 2.49%, 05/25/26	7,000	7,281,092
Series 2017-M15, Class A2, 2.96%, 09/25/27(b)	4,000	4,294,459
Series 2018-M12, Class A2, 3.64%, 08/25/30(b)	3,000	3,413,298
Series 2018-M3, Class A2, 3.09%, 02/25/30(b)	10,000	10,924,281
Series 2019-M22, Class A2, 2.52%, 08/25/29	5,000	5,264,270
Series 2020-M46, Class A2, 1.32%, 05/25/30	5,481	5,329,356
Fannie Mae Mortgage-Backed Securities
1.50%, 10/01/36 - 11/01/50	9,093	8,941,947
2.00%, 11/01/36 - 12/01/51	83,711	83,932,091
4.00%, 07/01/49	4,354	4,625,840
2.50%, 08/01/51 - 01/01/52	70,160	71,723,814
Fannie Mae or Freddie Mac, 1.50%, 01/14/52(f)	133,125	128,554,671
Federal Home Loan Bank, 2.00%, 10/01/51	10,818	10,825,610
Federal Home Loan Mortgage Corp., 4.00%, 01/01/48	2,057	2,205,403
Freddie Mac
2.07%, 01/25/31	10,930	11,174,495
Series K026, Class A2, 2.51%, 11/25/22	200	202,725

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Series K031, Class A2, 3.30%, 04/25/23(b)	$100	$102,944
Series K033, Class A2, 3.06%, 07/25/23(b)	100	102,984
Series K034, Class A2, 3.53%, 07/25/23(b)	3,900	4,041,705
Series K035, Class A2, 3.46%, 08/25/23(b)	2,000	2,073,494
Series K036, Class A2, 3.53%, 10/25/23(b)	1,200	1,249,466
Series K037, Class A2, 3.49%, 01/25/24	2,700	2,820,543
Series K041, Class A2, 3.17%, 10/25/24	7,500	7,883,303
Series K045, Class A1, 2.49%, 11/25/24	2,416	2,436,758
Series K052, Class A2, 3.15%, 11/25/25	750	797,203
Series K063, Class A2, 3.43%, 01/25/27(b)	5,000	5,444,907
Series K066, Class A2, 3.12%, 06/25/27	3,500	3,775,630
Series K067, Class A1, 2.90%, 03/25/27	3,442	3,603,022
Series K076, Class A2, 3.90%, 04/25/28	2,000	2,266,102
Series K081, Class A2, 3.90%, 08/25/28(b)	10,000	11,372,360
Series K088, Class A2, 3.69%, 01/25/29	500	564,835
Series K100, Class A2, 2.67%, 09/25/29	10,000	10,655,689
Series K101, Class A2, 2.52%, 10/25/29	5,650	5,965,750
Series K110, Class A2, 1.48%, 04/25/30	2,640	2,583,573
Series K111, Class A2, 1.35%, 05/25/30	1,000	968,320
Series K727, Class A2, 2.95%, 07/25/24	5,000	5,195,848
Series K730, Class A2, 3.59%, 01/25/25(b)	9,000	9,526,561
Series K734, Class A2, 3.21%, 02/25/26	5,700	6,082,842
Freddie Mac Mortgage-Backed Securities
2.00%, 10/01/36 - 12/01/51	110,156	110,190,618
2.50%, 10/01/51 - 01/01/52	2,533	2,588,493
3.00%, 11/01/51	6,278	6,525,036
Ginnie Mae
2.50%, 02/20/51 - 05/20/51	94,644	97,041,288
2.00%, 01/21/52(f)	176,508	178,101,562
Ginnie Mae Mortgage-Backed Securities
7.50%, 12/15/23	15	15,047
5.50%, 12/15/32 - 04/20/48	270	304,185
6.00%, 03/15/35 - 10/20/38	89	102,590
6.50%, 09/15/36	60	65,526
4.50%, 07/15/39 - 01/21/52(f)	36,056	38,384,114
5.00%, 11/15/39 - 01/21/52(f)	18,373	19,726,394
4.00%, 03/15/41 - 01/21/52(f)	73,601	78,085,619
3.50%, 09/20/42 - 01/21/52(f)	150,888	159,473,664
3.00%, 01/20/43 - 08/20/51(f)	168,329	174,925,582
2.50%, 05/20/45 - 01/21/52(f)	162,255	166,312,324
1.50%, 01/21/52(f)	6,100	5,940,143
Government National Mortgage Association Mortgage-Backed Securities
4.00%, 10/20/48	2,120	2,242,147
3.00%, 10/15/49 - 11/20/51	23,581	24,454,811
2.00%, 07/20/50 - 12/20/51	84,489	85,343,671
2.50%, 12/20/51	9,375	9,612,510
Uniform Mortgage-Backed Securities
4.50%, 05/01/24 - 01/14/52(f)	101,900	109,809,247
8.00%, 12/01/24	21	20,894
4.00%, 10/01/25 - 02/01/57(f)	237,099	254,881,196
3.50%, 02/01/26 - 11/01/51(f)	352,115	374,256,942
3.00%, 01/01/27 - 01/13/52(f)	506,034	529,896,497
2.50%, 07/01/28 - 09/01/51(f)	748,382	767,809,268
7.00%, 02/01/32	11	10,735
6.50%, 07/01/32	56	63,432
5.00%, 04/01/33 - 01/14/52(f)	22,768	25,022,497
6.00%, 03/01/34 - 02/01/49	2,021	2,361,458
5.50%, 06/01/35 - 01/14/52(f)	26,061	28,665,146

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
2.00%, 12/01/35 - 10/01/51(f)(g)	$1,057,719	$1,062,797,555
1.50%, 01/19/37(f)	160,025	160,453,230
(12 mo. LIBOR US + 1.50%), 1.75%, 06/01/43(b)	4	4,263
(12 mo. LIBOR US + 1.53%), 1.78%, 05/01/43(b)	67	69,223
(12 mo. LIBOR US + 1.54%), 1.79%, 06/01/43(b)	92	95,926
(12 mo. LIBOR US + 1.70%), 1.95%, 08/01/42(b)	18	18,836
(12 mo. LIBOR US + 1.73%), 2.00%, 08/01/41(b)	5	5,530
(12 mo. LIBOR US + 1.75%), 2.00%, 08/01/41(b)	6	6,124
(12 mo. LIBOR US + 1.83%), 2.11%, 09/01/40(b)	10	10,187
(12 mo. LIBOR US + 1.83%), 2.08%, 11/01/40(b)	5	4,839

		4,937,926,264

Total U.S. Government Sponsored Agency Securities — 29.3% (Cost: $5,103,927,185)		5,125,659,629

U.S. Treasury Obligations
U.S. Treasury Bonds
2.38%, 03/15/22 - 05/15/51(a)	73,710	80,328,385
0.13%, 02/15/24(a)	100,000	98,695,312
0.38%, 12/31/25(a)	50,000	48,464,844
0.50%, 02/28/26(a)	60,000	58,296,094
0.63%, 12/31/27	35,000	33,489,258
1.13%, 02/29/28 - 08/15/40(a)	161,000	148,595,078
5.38%, 02/15/31	6,000	8,029,453
4.50%, 02/15/36 - 08/15/39(a)	19,601	27,331,691
4.75%, 02/15/37 - 02/15/41	67,450	96,043,024
5.00%, 05/15/37	17,000	24,744,961
4.38%, 02/15/38 - 05/15/41	20,810	29,037,260
3.50%, 02/15/39	6,700	8,405,359
4.25%, 05/15/39 - 11/15/40	19,303	26,556,462
4.63%, 02/15/40	16,230	23,310,971
3.88%, 08/15/40	3,860	5,087,510
1.38%, 11/15/40 - 08/15/50(a)	36,000	32,242,187
1.88%, 02/15/41 - 11/15/51	194,000	192,121,016
2.25%, 05/15/41 - 08/15/49(a)	79,000	83,765,508
1.75%, 08/15/41(a)	20,000	19,390,625
3.75%, 08/15/41 - 11/15/43(a)	58,250	76,876,670
2.00%, 11/15/41 - 08/15/51	112,000	113,725,039
3.13%, 11/15/41 - 05/15/48(a)	82,550	100,913,327
3.00%, 05/15/42 - 08/15/48(a)	105,580	127,085,817
2.75%, 08/15/42 - 11/15/47(a)	97,000	111,789,589
2.88%, 05/15/43 - 05/15/49(a)	70,550	83,172,230
3.63%, 08/15/43 - 02/15/44	18,500	24,043,945
3.38%, 05/15/44 - 11/15/48(a)	17,300	22,259,449
2.50%, 02/15/45 - 05/15/46	73,950	81,557,694
1.25%, 05/15/50	24,000	20,380,313
1.63%, 11/15/50(a)	78,000	72,671,016
U.S. Treasury Notes
1.50%, 01/31/22 - 02/15/30(a)	274,475	277,701,871
1.88%, 02/28/22 - 08/31/24(a)	112,958	114,032,137
1.75%, 03/31/22 - 12/31/24(a)	181,158	184,019,633
2.25%, 04/15/22 - 11/15/27(a)	285,085	295,903,706

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
2.13%, 06/30/22 - 05/15/25(a)	$148,250	$152,450,539
2.00%, 07/31/22 - 11/15/26(a)	239,484	246,324,563
1.38%, 10/15/22 - 11/15/31(a)	308,000	308,381,642
7.63%, 11/15/22 - 02/15/25	3,775	4,065,630
0.25%, 04/15/23 - 09/30/25(a)	368,000	361,036,952
1.63%, 04/30/23 - 05/15/31(a)	330,350	335,541,801
2.75%, 04/30/23 - 02/15/28(a)	338,600	352,155,072
2.63%, 06/30/23 - 02/15/29(a)	83,884	88,620,301
1.25%, 07/31/23 - 08/15/31(a)	368,000	364,304,140
2.50%, 08/15/23 - 05/15/24(a)	103,300	106,970,398
6.25%, 08/15/23	2,050	2,236,422
2.88%, 09/30/23 - 08/15/28(a)	166,600	178,144,016
0.13%, 12/15/23(a)	105,000	103,794,140
0.38%, 04/15/24 - 09/30/27(a)	438,000	426,412,423
2.38%, 08/15/24 - 05/15/29(a)	50,500	53,325,644
0.63%, 10/15/24 - 08/15/30(a)	271,500	260,633,203
0.75%, 11/15/24 - 08/31/26(a)	280,000	275,140,819
7.50%, 11/15/24	5,000	5,936,133
1.00%, 12/15/24 - 07/31/28	80,000	78,985,938
6.88%, 08/15/25	8,000	9,643,125
3.00%, 09/30/25 - 10/31/25(a)	53,000	56,637,070
6.00%, 02/15/26	7,659	9,149,512
0.88%, 06/30/26 - 11/15/30(a)	76,000	73,385,508
6.75%, 08/15/26(a)	7,500	9,347,461
1.13%, 10/31/26 - 02/15/31(a)	187,000	183,361,914
6.63%, 02/15/27	3,500	4,425,859
0.50%, 04/30/27 - 08/31/27(a)	98,000	93,744,765
3.13%, 11/15/28(a)	30,000	33,345,703
5.25%, 11/15/28 - 02/15/29	14,000	17,559,063
6.13%, 08/15/29	7,500	10,061,426

Total U.S. Treasury Obligations — 39.8% (Cost: $6,848,257,488)		6,955,188,616

Total Long-Term Investments — 99.2% (Cost: $17,034,953,377)		17,351,393,226

	Shares

Short-Term Securities

Money Market Funds — 27.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(h)(i)(j)	4,888,620,524	4,890,087,111
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(h)(i)	100,000	100,000

		4,890,187,111

Security	Par (000)	Value

U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes
1.75%, 02/28/22	$1,500	$1,503,932
2.13%, 12/31/22	45,000	45,747,061

		47,250,993

Total Short-Term Securities — 28.2% (Cost: $4,934,488,655)		4,937,438,104

Total Investments Before TBA Sale Commitments — 127.4% (Cost: $21,969,442,032)		22,288,831,330

TBA Sale Commitments(f)

Mortgage-Backed Securities — (0.3)%
Uniform Mortgage-Backed Securities
1.50%, 01/19/37	(4,099)	(4,109,969)
2.00%, 01/16/36 - 07/25/51	(29,781)	(30,021,213)
2.50%, 07/25/51	(5,125)	(5,228,726)
3.00%, 01/19/37	(600)	(627,356)
3.50%, 01/19/37	(225)	(236,824)
4.00%, 01/14/52	(12,925)	(13,747,925)

Total TBA Sale Commitments — (0.3)% (Proceeds: $(54,009,332))		(53,972,013)

Total Investments, Net of TBA Sale Commitments — 127.1% (Cost: $21,915,432,700)		22,234,859,317

Liabilities in Excess of Other Assets — (27.1)%		(4,745,357,245)

Net Assets — 100.0%		$17,489,502,072

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(h)	Affiliate of the Master Portfolio.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	U.S. Total Bond Index Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,188,245,250	$—	$(296,105,068	)(a)	$(1,372,735)	$(680,336)	$4,890,087,111	4,888,620,524	$7,092,279	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—		—	—	100,000	100,000	11		—

					$(1,372,735)	$(680,336)	$4,890,187,111		$7,092,290		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$41,982,190	$—	$41,982,190
Corporate Bonds	—	4,430,279,031	—	4,430,279,031
Foreign Agency Obligations	—	506,172,689	—	506,172,689
Municipal Bonds	—	108,818,533	—	108,818,533
Non-Agency Mortgage-Backed Securities	—	181,165,645	—	181,165,645
Preferred Securities
Capital Trusts	—	2,126,893	—	2,126,893
U.S. Government Sponsored Agency Securities	—	5,125,659,629	—	5,125,659,629
U.S. Treasury Obligations	—	6,955,188,616	—	6,955,188,616
Short-Term Securities
Money Market Funds	4,890,187,111	—	—	4,890,187,111
U.S. Treasury Obligations	—	47,250,993	—	47,250,993
Liabilities
Investments
TBA Sale Commitments	—	(53,972,013)	—	(53,972,013)

	$4,890,187,111	$17,344,672,206	$—	$22,234,859,317

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	77

Statement of Assets and Liabilities

December 31, 2021

U.S. Total Bond Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$17,398,644,219
Investments, at value — affiliated(c)	4,890,187,111
Cash	87,487,413
Receivables:
Investments sold	27,689,937
Securities lending income — affiliated	359,014
TBA sale commitments	54,009,332
Contributions from investors	296,564,375
Dividends — unaffiliated	609,099
Dividends — affiliated	6,864
Interest — unaffiliated	79,081,638
Principal paydowns	121

Total assets	22,834,639,123

LIABILITIES
Cash received as collateral for TBA commitments	55,000
Collateral on securities loaned	3,474,544,571
TBA sale commitments, at value(d)	53,972,013
Payables:
Investments purchased	1,815,956,571
Investment advisory fees	487,721
Trustees’ fees	52,484
Professional fees	68,691

Total liabilities	5,345,137,051

NET ASSETS	$17,489,502,072

NET ASSETS CONSIST OF
Investors’ capital	$17,171,718,237
Net unrealized appreciation (depreciation)	317,783,835

NET ASSETS	$17,489,502,072

(a) Investments, at cost — unaffiliated	$17,081,186,186
(b) Securities loaned, at value	$3,391,897,728
(c) Investments, at cost — affiliated	$4,888,255,846
(d) Proceeds from TBA sale commitments	$54,009,332

See notes to financial statements.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2021

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$2,146,165
Interest — unaffiliated	290,414,971
Securities lending income — affiliated — net	4,946,125

Total investment income	297,507,261

EXPENSES
Investment advisory	6,463,849
Trustees	193,804
Professional	39,622

Total expenses	6,697,275
Less:
Fees waived and/or reimbursed by the Manager	(1,198,844)

Total expenses after fees waived and/or reimbursed	5,498,431

Net investment income	292,008,830

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	14,967,948
Investments — affiliated	(1,372,735)

13,595,213

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(558,367,917)
Investments — affiliated	(680,336)

(559,048,253)

Net realized and unrealized loss	(545,453,040)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(253,444,210)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$292,008,830	$287,708,873
Net realized gain	13,595,213	102,047,666
Net change in unrealized appreciation (depreciation)	(559,048,253)	472,324,698

Net increase (decrease) in net assets resulting from operations	(253,444,210)	862,081,237

CAPITAL TRANSACTIONS
Proceeds from contributions	4,684,584,990	5,253,167,273
Value of withdrawals	(1,730,769,802)	(2,508,761,968)

Net increase in net assets derived from capital transactions	2,953,815,188	2,744,405,305

NET ASSETS
Total increase in net assets	2,700,370,978	3,606,486,542
Beginning of year	14,789,131,094	11,182,644,552

End of year	$17,489,502,072	$14,789,131,094

See notes to financial statements.

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Financial Highlights

	U.S. Total Bond Index Master Portfolio

	Year Ended December 31,

	2021	2020	2019		2018	2017

Total Return
Total return	(1.79)%	7.65%	8.72	%(a)	(0.07)%	3.40%

Ratios to Average Net Assets(b)
Total expenses	0.04%	0.04%	0.04%		0.04%	0.04%

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.04%		0.03%	0.03%

Net investment income	1.81%	2.31%	2.90%		2.74%	2.22%

Supplemental Data
Net assets, end of year (000)	$17,489,502	$14,789,131	$11,182,645		$8,327,639	$5,047,766

Portfolio turnover rate(c)(d)	175%	186%	158%		274%	345%

(a)  Includes payment from an affiliate, which had no impact on the Fund’s total return.

(b)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(c)  Portfolio turnover rates include TBA transactions, if any.

(d)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,

	2021	2020	2019		2018	2017

Portfolio turnover rate (excluding MDRs)	89%	101%	97%		162%	193%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	81

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls and TBA sale commitments) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach.

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Notes to Financial Statements  (continued)

Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	Net Amount

Barclays Bank PLC	$ 22,064,523	$ (22,064,523)	$ —	$ —
Barclays Capital, Inc.	100,257,006	(100,257,006)	—	—
BMO Capital Markets Corp.	3,770,355	(3,770,355)	—	—
BNP Paribas SA	38,884,611	(38,884,611)	—	—
BofA Securities, Inc.	388,647,245	(388,647,245)	—	—
Citadel Clearing LLC	3,296,720	(3,296,720)	—	—
Citigroup Global Markets, Inc.	656,216,635	(656,216,635)	—	—
Credit Agricole Corporate & Investment Bank SA	154,592,031	(154,592,031)	—	—
Credit Suisse Securities (USA) LLC	6,164,301	(6,164,301)	—	—

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Notes to Financial Statements  (continued)

	Securities	Cash Collateral	Non-Cash Collateral	Net
Counterparty	Loaned at Value	Received (a)	Received at Fair Value	Amount

Deutsche Bank Securities, Inc.	$84,078,620	$(84,078,620)	$—	$—
Goldman Sachs & Co. LLC	109,222,014	(109,222,014)	—	—
HSBC Securities (USA), Inc.	31,741,221	(31,741,221)	—	—
Jefferies LLC	942,829	(942,829)	—	—
JPMorgan Securities LLC	1,060,261,528	(1,060,261,528)	—	—
Morgan Stanley	492,536,338	(492,536,338)	—	—
Nomura Securities International, Inc.	6,345,942	(6,345,942)	—	—
Pershing LLC	946,493	(946,493)	—	—
RBC Capital Markets LLC	175,640,595	(175,640,595)	—	—
Scotia Capital (USA), Inc.	7,807,197	(7,807,197)	—	—
State Street Bank & Trust Co.	2,916,654	(2,916,654)	—	—
TD Securities (USA) LLC	25,191,406	(25,191,406)	—	—
Toronto Dominion Bank	9,196,579	(9,196,579)	—	—
Wells Fargo Securities LLC	11,176,885	(11,176,885)	—	—

	$3,391,897,728	$(3,391,897,728)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $233,426.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amounts waived were $965,418.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Master Portfolio’s Independent Trustees. For the year ended December 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $2,138,436 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

U.S. Total Bond Index Master Portfolio	$33,267,958	$9,335,831	$113,031

6.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities

Master Portfolio Name	Purchases	Sales	Purchases	Sales

U.S. Total Bond Index Master Portfolio	$ 2,377,802,433	$ 693,274,605	$ 29,328,426,620	$ 27,658,425,821

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were $13,998,406,296 and $14,008,999,933, respectively.

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Notes to Financial Statements  (continued)

7.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Total Bond Index Master Portfolio	$21,974,625,003	$490,717,049	$(176,473,403)	$314,243,646

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

BFA uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of U.S. Total Bond Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Total Bond Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	89

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares U.S. Aggregate Bond Index Fund and U.S. Total Bond Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)  Mr.  Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)  Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust/MIP.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund/Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP Service Providers

Investment Adviser
BlackRock Fund Advisors
San Francisco, CA 94105

Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust/MIP
400 Howard Street
San Francisco, CA 94105

96	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

NPFGC	National Public Finance Guarantee Corp.

PIPE	Private Investment in Public Equity

RB	Revenue Bond

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

ST	Special Tax

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	97

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-12/21-AR

Master Portfolio Information as of December 31, 2021	Diversified Equity Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Apple, Inc.	2%
Microsoft Corp.	2
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Amazon.com, Inc.	1
Samsung Electronics Co. Ltd.	1
Tencent Holdings Ltd.	1
Alphabet, Inc., Class A	1
Tesla, Inc.	1
Alphabet, Inc., Class C	1
Alibaba Group Holding Ltd.	1

SECTOR ALLOCATION

Sector(a)	Percent of Net Assets

Information Technology	20%
Financials	13
Consumer Discretionary	11
Health Care	10
Industrials	8
Communication Services	6
Materials	4
Consumer Staples	4
Energy	4
Real Estate	3
Utilities	3
Short-Term Securities	17
Liabilities in Excess of Other Assets	(3)

(a)

For Diversified Equity Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
AAR Corp.(a)	2,817	$109,947
Aerojet Rocketdyne Holdings, Inc.	6,496	303,753
Astronics Corp.(a)	9,346	112,152
Axon Enterprise, Inc.(a)	1,816	285,112
Curtiss-Wright Corp.	132	18,304
Embraer SA(a)	22,364	99,887
Embraer SA, ADR(a)(b)	15,081	267,688
Hexcel Corp.(a)	272	14,090
Lockheed Martin Corp.	3,710	1,318,571
Maxar Technologies, Inc.	3,152	93,079
Mercury Systems, Inc.(a)	1,932	106,376
Moog, Inc., Class A	1,786	144,612
MTU Aero Engines AG	141	28,629
Northrop Grumman Corp.	531	205,534
PAE, Inc.(a)	4,751	47,177
Singapore Technologies Engineering Ltd.	31,500	87,908
Spirit AeroSystems Holdings, Inc., Class A	340	14,651
Vectrus, Inc.(a)	3,740	171,180
Virgin Galactic Holdings Inc.(a)	581	7,774

		3,436,424

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.(b)	14,203	1,528,669
Deutsche Post AG, Registered Shares	3,095	199,073
DSV A/S	774	180,364
Expeditors International of Washington, Inc.	4,682	628,746
FedEx Corp.	64	16,553
GXO Logistics, Inc.(a)	315	28,611
Hub Group, Inc., Class A(a)	13,202	1,112,136
InPost SA(a)	2,249	27,136
JD Logistics, Inc.(a)(b)(c)	24,600	83,562
Radiant Logistics, Inc.(a)	6,856	49,980
SF Holding Co. Ltd., Class A	13,500	146,496
SG Holdings Co. Ltd.	1,300	30,483
United Parcel Service, Inc., Class B(b)	7,056	1,512,383
Yamato Holdings Co. Ltd.	2,300	54,031
ZTO Express Cayman, Inc., ADR	11,699	330,146

		5,928,369

Airlines(a) — 0.1%
Alaska Air Group, Inc.	3,422	178,286
American Airlines Group, Inc.	2,075	37,267
China Airlines Ltd.	249,000	247,475
Copa Holdings SA, Class A(b)	142	11,738
Eva Airways Corp.	215,000	216,793
JetBlue Airways Corp.	1,029	14,653
Spirit Airlines, Inc.	20,866	455,922
United Airlines Holdings, Inc.	1,051	46,013

		1,208,147

Auto Components — 0.6%
Aptiv PLC(a)	986	162,641
Bharat Forge Ltd.	17,602	164,516
BorgWarner, Inc.	31,129	1,402,984
Bridgestone Corp.	1,900	81,572
Continental AG, Class A(a)	477	50,116
Cooper-Standard Holdings, Inc.(a)	2,064	46,254
Denso Corp.	1,900	157,455
Dorman Products, Inc.(a)	349	39,441
Faurecia SE	327	15,557
Fox Factory Holding Corp.(a)	2,832	481,723
Gentex Corp.	777	27,078

Security	Shares	Value

Auto Components (continued)
Goodyear Tire & Rubber Co.(a)	30,380	$647,702
Hankook Tire & Technology Co. Ltd.	2,580	86,191
Holley, Inc.(a)	1,982	25,746
Hu Lane Associate, Inc.	12,000	60,567
Hyundai Mobis Co. Ltd.	2,739	585,480
Koito Manufacturing Co. Ltd.	200	10,593
LCI Industries	4,011	625,195
Lear Corp.	220	40,249
Mando Corp.(a)	1,553	82,636
Modine Manufacturing Co.(a)	1,761	17,769
Patrick Industries, Inc.	4,229	341,238
QuantumScape Corp.(a)(b)	669	14,845
Tenneco, Inc., Class A(a)	10,731	121,260
XPEL Inc.(a)	2,580	176,162

		5,464,970

Automobiles — 1.6%
BAIC Motor Corp. Ltd., Class H(c)	556,500	239,049
Bayerische Motoren Werke AG	1,187	118,750
BYD Co. Ltd., Class A	23,300	981,264
BYD Co. Ltd., Class H	21,500	727,224
Canoo, Inc.(a)	5,628	43,448
Daimler AG, Registered Shares	2,531	193,379
Dongfeng Motor Group Co. Ltd., Class H	110,000	91,443
Ferrari NV	296	76,192
Fisker, Inc.(a)(b)	13,680	215,186
Ford Motor Co.	12,982	269,636
Ford Otomotiv Sanayi A/S	5,541	99,729
Geely Automobile Holdings Ltd.	80,000	218,545
General Motors Co.(a)	4,646	272,395
Great Wall Motor Co. Ltd., Class H	95,000	326,365
Harley-Davidson, Inc.(b)	498	18,770
Honda Motor Co. Ltd.	7,900	224,761
Hyundai Motor Co.	1,674	293,836
Isuzu Motors Ltd.	1,100	13,691
Kia Corp.	3,145	217,046
Li Auto, Inc., ADR(a)	14,182	455,242
Lucid Group, Inc.(a)	1,292	49,161
Mazda Motor Corp.(a)	2,400	18,415
NIO, Inc., ADR(a)	34,892	1,105,379
Nissan Motor Co. Ltd.(a)	12,100	58,280
Rivian Automotive, Inc., Class A(a)(b)	3,431	355,760
Stellantis NV	4,706	88,843
Subaru Corp.	9,300	166,171
Suzuki Motor Corp.	700	26,994
Tata Motors Ltd.(a)	24,469	157,733
Tesla, Inc.(a)	6,418	6,782,414
Thor Industries, Inc.	173	17,952
Toyota Motor Corp.	32,700	604,380
TVS Motor Co. Ltd.	10,836	91,067
Volkswagen AG	198	57,882
Winnebago Industries, Inc.(b)	3,440	257,725
XPeng, Inc., ADR(a)(b)	9,678	487,094
Yamaha Motor Co. Ltd.	1,000	24,019

		15,445,220

Banks — 6.2%
ABN AMRO Bank NV(c)	2,124	31,222
Abu Dhabi Commercial Bank PJSC	66,002	153,130
Agricultural Bank of China Ltd., Class H	493,000	169,610
Akbank TAS	12,617	6,814
Al Rajhi Bank	64,670	2,438,851
Ameris Bancorp	4,600	228,528
Australia & New Zealand Banking Group Ltd.	10,546	211,250

2	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Axis Bank Ltd.(a)	76,326	$693,594
BancFirst Corp.	911	64,280
Banco Bilbao Vizcaya Argentaria SA	17,295	102,576
Banco Bradesco SA, ADR(b)	127,429	435,807
Banco do Brasil SA	73,903	381,960
Banco Santander Brasil SA	8,200	44,107
Banco Santander Brasil SA, ADR	22,649	121,625
Banco Santander Chile, ADR(b)	11,420	186,032
Banco Santander SA	46,850	155,592
Bancolombia SA, ADR(b)	5,034	159,024
Bangkok Bank PCL, NVDR	94,500	342,508
Bank AlBilad(a)	21,891	269,805
Bank Central Asia Tbk PT	930,100	476,351
Bank Hapoalim BM	2,469	25,411
Bank Leumi Le-Israel BM	4,111	44,095
Bank Mandiri Persero Tbk PT	955,200	471,658
Bank Negara Indonesia Persero Tbk PT	157,000	74,215
Bank of America Corp.	46,575	2,072,122
Bank of China Ltd., Class H	1,617,000	581,742
Bank of Communications Co. Ltd., Class A	349,700	253,667
Bank of Communications Co. Ltd., Class H	517,000	312,533
Bank of Hangzhou Co. Ltd., Class A	54,400	109,722
Bank of Hawaii Corp.	4,443	372,146
Bank of Nanjing Co. Ltd., Class A	141,600	199,518
Bank of Ningbo Co. Ltd., Class A	27,830	167,549
Bank OZK	399	18,565
Bank Rakyat Indonesia Persero Tbk PT	3,352,100	965,157
BankFinancial Corp.	17,281	184,388
Barclays PLC	46,208	117,704
Baycom Corp.(a)	3,586	67,273
BNP Paribas SA	3,235	223,671
BOC Hong Kong Holdings Ltd.	11,500	37,714
BOK Financial Corp.	99	10,444
Byline Bancorp, Inc.	671	18,352
Cadence Bank(b)	9,303	277,136
CaixaBank SA	11,014	30,086
Capital City Bank Group, Inc.	21,219	560,182
Capitec Bank Holdings Ltd.	5,643	722,346
Capstar Financial Holdings, Inc.	7,291	153,330
Carter Bankshares, Inc.(a)	5,803	89,308
Cathay General Bancorp	2,927	125,832
Central Pacific Financial Corp.	17,812	501,764
China CITIC Bank Corp. Ltd., Class H	243,000	105,406
China Construction Bank Corp., Class H	1,685,000	1,167,614
China Merchants Bank Co. Ltd., Class A	35,500	272,060
China Merchants Bank Co. Ltd., Class H	126,000	980,227
China Minsheng Banking Corp. Ltd., Class H(b)	137,500	52,576
CIMB Group Holdings Bhd	372,400	487,126
CIT Group, Inc.	6,853	351,833
Citigroup, Inc.	23,211	1,401,712
Citizens Financial Group, Inc.	473	22,349
City Union Bank Ltd.	65,779	118,918
Civista Bancshares, Inc.	3,300	80,520
Colony Bankcorp, Inc.	812	13,861
Comerica, Inc.	435	37,845
Commerce Bancshares, Inc.	363	24,953
Commerzbank AG(a)	2,820	21,335
Commonwealth Bank of Australia	5,495	403,944
Community Trust Bancorp, Inc.	3,271	142,648
Concordia Financial Group Ltd.	2,800	10,168
ConnectOne Bancorp, Inc.	1,334	43,635
Credicorp Ltd.	1,953	238,403
Credit Agricole SA	4,229	60,294

Security	Shares	Value

Banks (continued)
CTBC Financial Holding Co. Ltd.	1,263,000	$1,183,178
Cullen/Frost Bankers, Inc.	186	23,449
Customers Bancorp, Inc.(a)(b)	2,034	132,963
Danske Bank A/S	1,949	33,648
DBS Group Holdings Ltd.	6,900	167,111
DNB Bank ASA	4,072	93,142
Dubai Islamic Bank PJSC	65,042	95,062
E.Sun Financial Holding Co. Ltd.	638,122	646,773
East West Bancorp, Inc.	459	36,114
Emirates NBD Bank PJSC	68,395	252,110
Enterprise Bancorp, Inc.	1,250	56,150
Erste Group Bank AG	523	24,518
Fifth Third Bancorp	892	38,847
First Abu Dhabi Bank PJSC	100,870	517,388
First Bank/Hamilton	5,631	81,706
First Busey Corp.	1,610	43,663
First Business Financial Services, Inc.	1,667	48,626
First Citizens BancShares, Inc., Class A	19	15,767
First Commonwealth Financial Corp.	6,808	109,541
First Financial Bankshares, Inc.	11,223	570,577
First Financial Northwest, Inc.	19,415	313,941
First Hawaiian, Inc.	423	11,561
First Horizon Corp.	1,779	29,051
First Interstate Bancsystem, Inc., Class A(b)	19,176	779,888
First Northwest Bancorp	2,493	50,433
First Republic Bank	10,117	2,089,262
First Savings Financial Group, Inc.	1,623	42,847
First Western Financial, Inc.(a)	1,252	38,011
FNB Corp.	1,035	12,555
Fulton Financial Corp.	38,047	646,799
Glacier Bancorp, Inc.(b)	15,664	888,149
Grupo Financiero Banorte SAB de CV, Class O	57,146	371,252
Hancock Whitney Corp.	8,150	407,663
Hang Seng Bank Ltd.	2,900	53,104
Hanmi Financial Corp.	2,110	49,965
HBT Financial, Inc.(b)	11,075	207,435
HDFC Bank Ltd.	26,709	528,764
HDFC Bank Ltd., ADR	4,911	319,559
Heartland Financial USA, Inc.	19,480	985,883
HomeTrust Bancshares, Inc.	1,436	44,487
Howard Bancorp, Inc.(a)	904	19,698
HSBC Holdings PLC	62,323	376,385
Huntington Bancshares, Inc.(b)	13,895	214,261
ICICI Bank Ltd.	142,340	1,414,995
ICICI Bank Ltd., ADR	13,372	264,632
Independent Bank Corp.	15,813	377,456
IndusInd Bank Ltd.	10,169	121,015
Industrial & Commercial Bank of China Ltd., Class H	1,582,000	892,379
Industrial Bank Co. Ltd., Class A	100,876	302,057
ING Groep NV	12,384	172,175
Intesa Sanpaolo SpA	35,198	90,914
Investar Holding Corp.	3,275	60,293
Investors Bancorp, Inc.	15,625	236,719
Israel Discount Bank Ltd., Class A	3,294	22,117
Itau Unibanco Holding SA, ADR(b)	125,681	471,304
Japan Post Bank Co. Ltd.	5,400	49,500
JPMorgan Chase & Co.	14,073	2,228,460
KB Financial Group, Inc.	11,679	540,087
KBC Group NV	798	68,565
KeyCorp.	862	19,938
Kiatnakin Phatra Bank PCL, NVDR	24,400	43,551
Kotak Mahindra Bank Ltd.	32,307	777,656
Lakeland Bancorp, Inc.(b)	12,343	234,394

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Level One Bancorp, Inc.	782	$30,842
M&T Bank Corp.	153	23,498
Malayan Banking Bhd	376,800	750,537
Mercantile Bank Corp.	2,368	82,951
Meridian Corp.	2,598	95,528
Mid Penn Bancorp, Inc.	6,043	191,805
Midland States Bancorp, Inc.	21,580	534,968
Mitsubishi UFJ Financial Group, Inc.	41,300	224,766
Mizrahi Tefahot Bank Ltd.	2,605	100,320
Mizuho Financial Group, Inc.	8,820	112,025
Moneta Money Bank A/S(a)(c)	64,700	277,611
National Australia Bank Ltd.	12,044	252,889
National Bank of Kuwait SAKP	170,250	561,326
Natwest Group PLC	21,109	64,642
Nedbank Group Ltd.	27,184	298,572
Nordea Bank Abp	12,241	149,322
Northrim BanCorp, Inc.	5,914	257,022
OceanFirst Financial Corp.	18,581	412,498
Old Second Bancorp, Inc.	1,472	18,532
OTP Bank Nyrt(a)	9,400	479,318
Oversea-Chinese Banking Corp. Ltd.	8,700	73,635
PacWest Bancorp	377	17,029
Peapack Gladstone Financial Corp.	5,503	194,806
People’s United Financial, Inc.	1,382	24,627
Pinnacle Financial Partners, Inc.	4,919	469,764
Popular, Inc.	257	21,084
Postal Savings Bank of China Co. Ltd., Class A	148,500	119,174
Prosperity Bancshares, Inc.	290	20,967
Public Bank Bhd	775,600	774,099
QCR Holdings, Inc.	1,263	70,728
Regions Financial Corp.	30,189	658,120
Republic First Bancorp, Inc.(a)	115,487	429,612
Resona Holdings, Inc.	6,700	26,037
RHB Bank Bhd	194,800	250,907
Riyad Bank	28,783	207,761
Salisbury Bancorp, Inc.	1,845	97,564
Sandy Spring Bancorp, Inc.	5,915	284,393
Saudi National Bank	25,750	441,695
Sberbank of Russia PJSC, ADR	35,262	565,779
ServisFirst Bancshares, Inc.	2,596	220,504
Shinhan Financial Group Co. Ltd.	19,295	596,197
Shinhan Financial Group Co. Ltd., ADR	3,845	118,849
Sierra Bancorp	11,161	303,021
Signature Bank	404	130,682
Silvergate Capital Corp., Class A(a)	1,069	158,426
Skandinaviska Enskilda Banken AB, Class A	7,562	104,987
SmartFinancial, Inc.	6,654	182,053
Societe Generale SA	2,495	85,750
South Plains Financial, Inc.	4,416	122,809
South State Corp.	10,205	817,523
Standard Bank Group Ltd.	65,151	572,376
Standard Chartered PLC	7,538	45,837
Sterling Bancorp	621	16,016
Sumitomo Mitsui Financial Group, Inc.	4,600	157,077
Sumitomo Mitsui Trust Holdings, Inc.	1,400	46,814
SVB Financial Group(a)	51	34,590
Svenska Handelsbanken AB, A Shares	6,141	66,372
Swedbank AB, A Shares	3,972	79,821
Synovus Financial Corp.	472	22,595
TowneBank	1,553	49,059
Trico Bancshares	4,617	198,346
TriState Capital Holdings, Inc.(a)	2,003	60,611

Security	Shares	Value

Banks (continued)
Truist Financial Corp.	4,272	$250,126
U.S. Bancorp	4,042	227,039
UMB Financial Corp.	3,928	416,800
Umpqua Holdings Corp.	715	13,757
UniCredit SpA	5,146	79,101
United Community Banks, Inc.	6,180	222,109
United Overseas Bank Ltd.	3,000	59,915
Univest Financial Corp.	3,000	89,760
Washington Trust Bancorp, Inc.	1,672	94,251
Webster Financial Corp.	292	16,305
Wells Fargo & Co.	10,130	486,037
WesBanco, Inc.	16,991	594,515
Western Alliance Bancorp	4,556	490,453
Westpac Banking Corp.	13,356	207,198
Wintrust Financial Corp.	184	16,711
Zions Bancorp NA	519	32,780

		59,691,141

Beverages — 0.9%
Ambev SA	265,964	744,227
Ambev SA, ADR	39,124	109,547
Anheuser-Busch InBev SA/NV	2,058	124,077
Arca Continental SAB de CV	78,187	498,399
Asahi Group Holdings Ltd.	700	27,250
Boston Beer Co., Inc., Class A(a)	30	15,153
Brown-Forman Corp., Class A	148	10,033
Carlsberg A/S, Class B	145	25,034
Celsius Holdings, Inc.(a)	808	60,253
Coca-Cola Co.	6,698	396,589
Coca-Cola European Partners PLC	6,549	366,286
Coca-Cola Femsa SAB de CV	41,882	228,479
Coca-Cola Femsa SAB de CV, ADR	7,043	385,886
Coca-Cola HBC AG	2,270	78,599
Diageo PLC	7,189	393,066
Duckhorn Portfolio, Inc.(a)	936	21,846
Fomento Economico Mexicano SAB de CV	91,065	708,577
Fomento Economico Mexicano SAB de CV, ADR	3,615	280,922
Heineken Holding NV	727	67,033
Heineken NV	1,502	169,035
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	9,600	249,109
JiuGui Liquor Co. Ltd.	5,100	170,468
Keurig Dr Pepper, Inc.	20,194	744,351
Kweichow Moutai Co. Ltd., Class A	1,300	418,807
MGP Ingredients, Inc.	574	48,784
Molson Coors Beverage Co., Class B	15,654	725,563
Nongfu Spring Co. Ltd., Class H(c)	58,400	385,747
PepsiCo, Inc.	3,705	643,596
Pernod Ricard SA	700	168,404
Primo Water Corp.	10,719	188,976
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	7,459	370,253
Sichuan Swellfun Co. Ltd.	5,900	111,607
Treasury Wine Estates Ltd.	3,241	29,222
Varun Beverages Ltd.	5,571	66,488
Vintage Wine Estates, Inc.(a)	1,877	22,186

		9,053,852

Biotechnology — 2.5%
2seventy bio, Inc.(a)	996	25,527
3SBio, Inc.(a)(c)	471,000	392,515
4D Molecular Therapeutics, Inc.(a)	1,572	34,490
89bio, Inc.(a)	1,320	17,252
AbbVie, Inc.	13,822	1,871,499
Abeona Therapeutics, Inc.(a)(b)	12,073	4,069

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
ACADIA Pharmaceuticals, Inc.(a)(b)	7,763	$181,188
ADMA Biologics, Inc.(a)(b)	46,699	65,846
Affimed NV(a)	11,343	62,613
Agenus, Inc.(a)	27,624	88,949
Akebia Therapeutics, Inc.(a)	17,028	38,483
Akero Therapeutics, Inc.(a)	1,434	30,329
Akouos, Inc.(a)	1,837	15,615
Alder Biopharmaceuticals, Inc.(d)	3,943	3,470
Alector, Inc.(a)	6,919	142,877
Aligos Therapeutics, Inc.(a)	3,453	40,987
Alkermes PLC(a)	15,255	354,831
Allogene Therapeutics, Inc.(a)	11,574	172,684
Allovir, Inc.(a)	1,921	24,858
Alnylam Pharmaceuticals, Inc.(a)	525	89,030
ALX Oncology Holdings, Inc.(a)	850	18,267
Amgen, Inc.	8,768	1,972,537
Amicus Therapeutics, Inc.(a)	17,212	198,799
Anavex Life Sciences Corp.(a)(b)	2,179	37,784
Apellis Pharmaceuticals, Inc.(a)	5,189	245,336
Applied Molecular Transport, Inc.(a)	3,993	55,822
Applied Therapeutics, Inc.(a)	1,218	10,901
Aprea Therapeutics, Inc.(a)	5,798	16,640
Aptinyx, Inc.(a)(b)	12,794	34,160
AquaBounty Technologies, Inc.(a)	3	6
Arcturus Therapeutics Holdings, Inc.(a)	704	26,055
Arcus Biosciences, Inc.(a)(b)	2,616	105,870
Arcutis Biotherapeutics, Inc.(a)	3,039	63,029
Arena Pharmaceuticals, Inc.(a)	4,222	392,393
Argenx SE(a)	123	43,740
Arrowhead Pharmaceuticals, Inc.(a)	2,935	194,590
Assembly Biosciences, Inc.(a)	24,276	56,563
Astria Therapeutics, Inc.(a)	2,019	10,882
Atara Biotherapeutics, Inc.(a)	11,930	188,017
Athenex, Inc.(a)	8,143	11,074
Athersys, Inc.(a)(b)	36,649	33,079
Atossa Therapeutics, Inc.(a)	11,978	19,165
Atreca, Inc., Class A(a)	11,605	35,163
Avidity Biosciences, Inc.(a)	6,499	154,481
Avrobio, Inc.(a)	3,970	15,285
Beam Therapeutics, Inc.(a)(b)	2,895	230,703
BeiGene Ltd., ADR(a)	924	250,339
Beyondspring, Inc.(a)	6,288	28,485
BioCryst Pharmaceuticals, Inc.(a)	14,503	200,867
Biogen, Inc.(a)	1,673	401,386
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,891	260,599
BioMarin Pharmaceutical, Inc.(a)	866	76,511
Bioxcel Therapeutics, Inc.(a)	880	17,890
Black Diamond Therapeutics, Inc.(a)	8,489	45,246
Blueprint Medicines Corp.(a)	2,349	251,601
Bolt Biotherapeutics, Inc.(a)	1,792	8,781
Bridgebio Pharma, Inc.(a)	14,730	245,696
C4 Therapeutics, Inc.(a)	5,819	187,372
Cabaletta Bio, Inc.(a)	4,042	15,319
Caribou Biosciences, Inc.(a)	4,033	60,858
Catalyst Biosciences, Inc.(a)	6,436	5,883
Celltrion, Inc.(a)	2,299	382,711
Celularity, Inc.(a)(b)	2,154	11,028
Centogene NV(a)	910	4,668
Cidara Therapeutics, Inc.(a)	14,886	18,905
Clovis Oncology, Inc.(a)(b)	15,342	41,577
Coherus Biosciences, Inc.(a)	9,769	155,913
Corbus Pharmaceuticals Holdings, Inc.(a)	12,901	7,943
Cortexyme, Inc.(a)(b)	608	7,673

Security	Shares	Value

Biotechnology (continued)
Corvus Pharmaceuticals, Inc.(a)	5,735	$13,821
Crinetics Pharmaceuticals, Inc.(a)	4,021	114,237
CSL Ltd.	1,463	309,425
Cue Biopharma, Inc.(a)	3,329	37,651
Cullinan Oncology, Inc.(a)(b)	1,282	19,781
CureVac NV(a)	173	5,936
Cytokinetics, Inc.(a)	1,843	84,004
Deciphera Pharmaceuticals, Inc.(a)	9,838	96,117
Denali Therapeutics, Inc.(a)	8,910	397,386
Dynavax Technologies Corp.(a)	5,945	83,646
Dyne Therapeutics, Inc.(a)	3,265	38,821
Editas Medicine, Inc.(a)	4,271	113,395
Emergent BioSolutions, Inc.(a)	2,050	89,114
Enanta Pharmaceuticals, Inc.(a)	2,449	183,136
Erasca, Inc.(a)(b)	2,545	39,651
Exact Sciences Corp.(a)	812	63,198
Exagen, Inc.(a)(b)	3,265	37,972
Exelixis, Inc.(a)	1,993	36,432
Exicure, Inc.(a)	5,365	1,084
Fate Therapeutics, Inc.(a)	7,308	427,591
Fennec Pharmaceuticals, Inc.(a)	1,750	7,700
FibroGen, Inc.(a)	1,679	23,674
Foghorn Therapeutics, Inc.(a)	2,487	56,878
Forma Therapeutics Holdings, Inc.(a)	2,471	35,138
Forte Biosciences, Inc.(a)	1,659	3,550
Frequency Therapeutics, Inc.(a)	4,657	23,890
G1 Therapeutics, Inc.(a)(b)	5,130	52,377
Galera Therapeutics, Inc.(a)(b)	4,076	18,709
Genmab A/S(a)	154	61,470
Gilead Sciences, Inc.	5,016	364,212
Global Blood Therapeutics, Inc.(a)	3,835	112,250
GlycoMimetics, Inc.(a)	5,325	7,668
Grifols SA	444	8,544
Gritstone bio, Inc.(a)	11,781	151,504
Halozyme Therapeutics, Inc.(a)(b)	18,303	735,964
Heron Therapeutics, Inc.(a)(b)	17,833	162,815
Homology Medicines, Inc.(a)(b)	6,560	23,878
Horizon Therapeutics PLC(a)	1,476	159,054
Hugel, Inc.(a)	880	113,538
Imeik Technology Development Co. Ltd.	800	67,462
ImmunityBio, Inc.(a)(b)	1,861	11,315
ImmunoGen, Inc.(a)	3,634	26,964
Incyte Corp.(a)	846	62,096
Infinity Pharmaceuticals, Inc.(a)	6,021	13,547
Innovent Biologics, Inc.(a)(c)	27,500	170,290
Inovio Pharmaceuticals, Inc.(a)(b)	18,125	90,444
Inozyme Pharma, Inc.(a)	892	6,083
Insmed, Inc.(a)	8,502	231,594
Intellia Therapeutics, Inc.(a)	3,889	459,835
Intercept Pharmaceuticals, Inc.(a)	1,472	23,979
Invitae Corp.(a)	19,299	294,696
Ionis Pharmaceuticals, Inc.(a)	456	13,876
Iovance Biotherapeutics, Inc.(a)	479	9,144
Ironwood Pharmaceuticals, Inc.(a)	28,582	333,266
iTeos Therapeutics, Inc.(a)	1,216	56,617
Jounce Therapeutics, Inc.(a)	3,154	26,336
Karyopharm Therapeutics, Inc.(a)	39,299	252,693
Kiniksa Pharmaceuticals Ltd., Class A(a)	18,893	222,371
Kinnate Biopharma, Inc.(a)	3,570	63,260
Kodiak Sciences, Inc.(a)	1,795	152,180
Kronos Bio, Inc.(a)	996	13,536
Krystal Biotech, Inc.(a)	1,919	134,234
Kura Oncology, Inc.(a)	5,419	75,866

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Kymera Therapeutics, Inc.(a)	1,645	$104,441
Ligand Pharmaceuticals, Inc.(a)	610	94,221
LogicBio Therapeutics, Inc.(a)	2,154	4,976
Lyell Immunopharma, Inc.(a)	4,668	36,130
MacroGenics, Inc.(a)	2,973	47,717
MannKind Corp.(a)	21,372	93,396
Mirati Therapeutics, Inc.(a)	135	19,803
Mirum Pharmaceuticals, Inc.(a)	3,369	53,736
Moderna, Inc.(a)	1,977	502,118
Molecular Templates, Inc.(a)	1,349	5,288
Mustang Bio, Inc.(a)	5,399	8,962
Myriad Genetics, Inc.(a)	8,867	244,729
Natera, Inc.(a)	1,292	120,660
Neurocrine Biosciences, Inc.(a)	343	29,213
NextCure, Inc.(a)	6,872	41,232
Nkarta, Inc.(a)	1,579	24,238
Novavax, Inc.(a)	380	54,367
Nymox Pharmaceutical Corp.(a)(b)	5,685	7,391
Ocugen, Inc.(a)(b)	14,115	64,223
Olema Pharmaceuticals, Inc.(a)	3,835	35,896
Oncorus, Inc.(a)(b)	2,121	11,178
Oncternal Therapeutics, Inc.(a)	4,499	10,213
OPKO Health, Inc.(a)(b)	44,763	215,310
Oyster Point Pharma, Inc.(a)	3,332	60,842
Passage Bio, Inc.(a)	8,451	53,664
Pieris Pharmaceuticals, Inc.(a)	6,677	25,239
PMV Pharmaceuticals, Inc.(a)	3,522	81,358
Poseida Therapeutics, Inc.(a)	5,208	35,466
Precigen, Inc.(a)	4,316	16,012
Precision BioSciences, Inc.(a)	9,626	71,232
Prelude Therapeutics, Inc.(a)	1,281	15,948
Prevail Therapeutics, Inc.	1,105	553
Prothena Corp. PLC(a)	1,050	51,870
PTC Therapeutics, Inc.(a)	8,990	358,072
Puma Biotechnology, Inc.(a)	7,912	24,052
Recursion Pharmaceuticals, Inc., Class A(a)	8,722	149,408
Regeneron Pharmaceuticals, Inc.(a)	583	368,176
REGENXBIO, Inc.(a)	2,829	92,508
Relay Therapeutics, Inc.(a)	7,811	239,876
Revolution Medicines, Inc.(a)	3,410	85,830
Rhythm Pharmaceuticals, Inc.(a)	1,968	19,641
Rigel Pharmaceuticals, Inc.(a)(b)	21,910	58,062
Rocket Pharmaceuticals, Inc.(a)	1,254	27,375
Sage Therapeutics, Inc.(a)	167	7,104
Sana Biotechnology, Inc.(a)(b)	3,249	50,295
Sangamo Therapeutics, Inc.(a)(b)	25,053	187,898
Sarepta Therapeutics, Inc.(a)	267	24,043
Seagen, Inc.(a)	677	104,664
Seres Therapeutics, Inc.(a)	4,888	40,717
Shanghai Junshi Biosciences Co. Ltd.(a)	13,469	141,904
Shanghai Junshi Biosciences Co. Ltd., Class H(a)(c)	18,600	138,351
Shattuck Labs, Inc.(a)	2,210	18,807
Sigilon Therapeutics, Inc.(a)	2,256	6,227
Solid Biosciences, Inc.(a)	34,854	60,995
Sorrento Therapeutics, Inc.(a)(b)	30,784	143,146
Spectrum Pharmaceuticals, Inc.(a)	19,129	24,294
SpringWorks Therapeutics, Inc.(a)	1,381	85,594
SQZ Biotechnologies Co.(a)	1,471	13,136
Stoke Therapeutics, Inc.(a)	966	23,174
Surface Oncology, Inc.(a)	4,415	21,104
Sutro Biopharma, Inc.(a)	4,252	63,270
Taysha Gene Therapies, Inc.(a)	3,969	46,239

Security	Shares	Value

Biotechnology (continued)
TCR2 Therapeutics, Inc.(a)	4,603	$21,450
TG Therapeutics, Inc.(a)	8,275	157,225
Tonix Pharmaceuticals Holding Corp.(a)	62,405	22,322
Travere Therapeutics, Inc.(a)	2,019	62,670
Twist Bioscience Corp.(a)	4,652	360,018
Tyme Technologies, Inc.(a)(b)	16,692	10,067
Ultragenyx Pharmaceutical, Inc.(a)	3,282	275,983
United Therapeutics Corp.(a)	143	30,899
UNITY Biotechnology, Inc.(a)	5,174	7,554
UroGen Pharma Ltd.(a)	1,960	18,640
Veracyte, Inc.(a)	7,257	298,988
Vertex Pharmaceuticals, Inc.(a)	1,042	228,823
Verve Therapeutics, Inc.(a)	1,026	37,829
Vincerx Pharma, Inc.(a)	1,674	17,058
Vir Biotechnology, Inc.(a)	5,237	219,273
Yumanity Therapeutics, Inc.(a)	2,431	7,196
Zentalis Pharmaceuticals, Inc.(a)	1,831	153,914

		24,437,092

Building Products — 0.8%
A O Smith Corp.	203	17,428
Advanced Drainage Systems, Inc.	197	26,818
Allegion plc	518	68,604
Armstrong World Industries, Inc.	155	17,999
Assa Abloy AB, Class B	4,034	122,960
AZEK Co., Inc.(a)	365	16,878
Builders FirstSource, Inc.(a)(b)	16,692	1,430,671
Carlisle Cos., Inc.	167	41,436
Carrier Global Corp.	4,160	225,638
China Lesso Group Holdings Ltd.	69,000	99,199
Cie de Saint-Gobain	1,489	104,746
Cornerstone Building Brands, Inc.(a)	11,970	208,757
Daikin Industries Ltd.	800	181,215
Fortune Brands Home & Security, Inc.	437	46,715
Geberit AG, Registered Shares	71	57,874
Gibraltar Industries, Inc.(a)	837	55,811
Griffon Corp.	3,577	101,873
JELD-WEN Holding, Inc.(a)	8,996	237,135
Johnson Controls International PLC	3,597	292,472
Kajaria Ceramics Ltd.	5,868	101,687
Kingspan Group PLC	571	68,112
Lennox International, Inc.	557	180,668
LG Hausys Ltd.	2,779	143,519
Lixil Corp.	400	10,671
Masco Corp.	8,033	564,077
Nibe Industrier AB, B Shares	7,305	110,378
Owens Corning	2,850	257,925
Resideo Technologies, Inc.(a)	11,785	306,763
Rockwool International A/S, B Shares	112	48,908
Trane Technologies PLC(b)	7,391	1,493,204
Trex Co., Inc.(a)(b)	2,055	277,487
UFP Industries, Inc.	6,979	642,138
Xinyi Glass Holdings Ltd.	7,000	17,534
Zurn Water Solutions Corp.	3,810	138,684

		7,715,984

Capital Markets — 1.8%
3i Group PLC	2,475	48,518
Abrdn PLC	4,951	16,130
Affiliated Managers Group, Inc.	133	21,880
Ameriprise Financial, Inc.	593	178,884
Amundi SA(c)	666	54,935
Apollo Global Management, Inc.	5,638	408,360
Ares Management Corp., Class A	447	36,328

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Artisan Partners Asset Management, Inc., Class A	10,477	$499,124
ASX Ltd.	815	55,081
B3 SA - Brasil Bolsa Balcao	187,278	372,942
Bank of New York Mellon Corp.	2,112	122,665
Blackstone, Inc.	2,279	294,880
Cboe Global Markets, Inc.	173	22,559
Charles Schwab Corp.	4,184	351,874
China Galaxy Securities Co. Ltd., Class H	361,500	207,779
CITIC Securities Co. Ltd., Class A	171,100	711,096
CITIC Securities Co. Ltd., Class H	95,000	248,127
CME Group, Inc.	1,000	228,460
Cohen & Steers, Inc.	3,061	283,173
Cowen, Inc., Class A	3,472	125,339
Credit Suisse Group AG, Registered Shares	7,047	68,325
Daiwa Securities Group, Inc.	6,300	35,551
Deutsche Bank AG, Registered Shares(a)	5,907	73,572
Deutsche Boerse AG	655	109,368
Donnelley Financial Solutions, Inc.(a)	2,028	95,600
EQT AB	1,178	63,859
Euronext NV(c)	227	23,600
Evercore, Inc., Class A(b)	126	17,117
FactSet Research Systems, Inc.(b)	1,458	708,603
Franklin Resources, Inc.	433	14,501
Futu Holdings Ltd., ADR(a)(b)	124	5,369
GF Securities Co. Ltd., Class H	72,000	137,305
Goldman Sachs Group, Inc.	1,702	651,100
Hamilton Lane, Inc., Class A	3,585	371,478
Hargreaves Lansdown PLC	965	17,733
HDFC Asset Management Co. Ltd.(c)	4,224	138,542
Hong Kong Exchanges & Clearing Ltd.	2,800	163,755
Houlihan Lokey, Inc.(b)	3,779	391,202
Interactive Brokers Group, Inc., Class A	261	20,729
Intercontinental Exchange, Inc.	4,277	584,965
Invesco Ltd.	444	10,221
Janus Henderson Group PLC	555	23,277
Japan Exchange Group, Inc.	1,800	39,437
Jefferies Financial Group, Inc.	711	27,587
Julius Baer Group Ltd.	452	30,226
KKR & Co., Inc.	2,086	155,407
Lazard Ltd., Class A	308	13,438
London Stock Exchange Group PLC	931	87,579
LPL Financial Holdings, Inc.	259	41,463
Macquarie Group Ltd.	1,188	177,589
Magellan Financial Group Ltd.	571	8,823
MarketAxess Holdings, Inc.	65	26,733
Moelis & Co., Class A	5,630	351,931
Moody’s Corp.	1,360	531,189
Morgan Stanley	10,739	1,054,140
Morningstar, Inc.	76	25,991
MSCI, Inc.	290	177,680
Nasdaq, Inc.	202	42,422
Nomura Holdings, Inc.	13,200	57,495
Northern Trust Corp.	495	59,207
Open Lending Corp., Class A(a)	6,475	145,558
Partners Group Holding AG	65	107,303
Piper Sandler Cos	1,256	224,209
Raymond James Financial, Inc.	289	29,016
S&P Global, Inc.(b)	6,090	2,874,054
SBI Holdings, Inc.	800	21,821
Schroders PLC	232	11,198
Sculptor Capital Management, Inc.	2,234	47,696
Silvercrest Asset Management Group, Inc., Class A	2,743	47,097

Security	Shares	Value

Capital Markets (continued)
St James’s Place PLC	1,305	$29,822
State Street Corp.	868	80,724
Stifel Financial Corp.	36,216	2,550,331
T. Rowe Price Group, Inc.	605	118,967
Tradeweb Markets, Inc., Class A	106	10,615
UBS Group AG, Registered Shares	8,872	159,246
Virtu Financial, Inc., Class A	298	8,591
Virtus Investment Partners, Inc.	933	277,194

		17,665,685

Chemicals — 1.8%
Air Liquide SA	1,500	261,606
Akzo Nobel NV	865	95,033
Albemarle Corp.	123	28,754
Arkema SA	399	56,317
Asahi Kasei Corp.	2,200	20,725
Ashland Global Holdings, Inc.	179	19,271
Asian Paints Ltd.	12,693	576,766
Avient Corp.	13,949	780,447
Axalta Coating Systems Ltd.(a)	670	22,190
BASF SE	3,943	276,741
Cabot Corp.	502	28,212
Chemours Co.	535	17,955
Corteva, Inc.	6,771	320,133
Covestro AG(c)	548	33,728
Croda International PLC	117	16,026
Diversey Holdings Ltd.(a)	162	2,156
Dongyue Group Ltd.	44,000	68,731
Dow, Inc.	271	15,371
DuPont de Nemours, Inc.	1,318	106,468
Ecolab, Inc.	7,606	1,784,292
Element Solutions, Inc.	752	18,259
Formosa Plastics Corp.	241,000	904,538
Givaudan SA, Registered Shares	17	89,192
Guangzhou Tinci Materials Technology Co. Ltd., Class A	5,700	102,791
Hawkins, Inc.	7,908	311,971
HB Fuller Co.	12,690	1,027,890
Hengli Petrochemical Co. Ltd., Class A	46,900	169,588
Huntsman Corp.	685	23,893
Innospec, Inc.	7,519	679,266
International Flavors & Fragrances, Inc.	666	100,333
Kansai Paint Co. Ltd.	2,300	50,016
Kolon Industries, Inc.(a)	915	54,499
LG Chem Ltd.	1,189	614,667
Livent Corp.(a)(b)	4,758	116,000
Lotte Chemical Corp.	2,008	366,300
Mitsubishi Chemical Holdings Corp.	1,900	14,093
Mosaic Co.	4,736	186,077
Nan Ya Plastics Corp.	404,000	1,244,620
NewMarket Corp.	21	7,197
Nippon Sanso Holdings Corp.	1,100	24,060
Nissan Chemical Corp.	200	11,632
Novozymes A/S, B Shares	305	25,043
Orica Ltd.	1,698	16,933
Petronas Chemicals Group Bhd	80,800	173,004
PhosAgro PJSC	707	54,764
PhosAgro PJSC, GDR, Registered Shares	15,215	328,284
PPG Industries, Inc.	578	99,670
PTT Global Chemical PCL, NVDR	134,500	236,399
Quaker Chemical Corp.(b)	620	143,084
SABIC Agri-Nutrients Co.	2,224	104,404
Sahara International Petrochemical Co.	7,028	78,325

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Saudi Basic Industries Corp.	63,743	$1,965,796
Saudi Kayan Petrochemical Co.(a)	11,763	53,141
Scotts Miracle-Gro Co.	133	21,413
Sensient Technologies Corp.	4,826	482,890
Shanghai Putailai New Energy Technology Co. Ltd., Class A	7,000	176,839
Shenzhen Capchem Technology Co. Ltd., Class A	12,800	227,471
Sherwin-Williams Co.	2,029	714,533
Shin-Etsu Chemical Co. Ltd.	1,200	208,290
Sika AG, Registered Shares	293	121,776
Sinopec Shanghai Petrochemical Co. Ltd., Class H	652,000	149,766
Solvay SA	745	86,611
SRF Ltd.	4,885	158,716
Stepan Co.	3,507	435,885
Umicore SA	473	19,296
UPL Ltd.	19,450	194,721
USI Corp.	105,000	119,579
Valvoline, Inc.	589	21,964
Westlake Chemical Corp.	108	10,490

		17,076,891

Commercial Services & Supplies — 0.4%
ABM Industries, Inc.	5,984	244,446
ACCO Brands Corp.	32,148	265,542
ADT, Inc.	514	4,323
Aris Water Solution, Inc.(a)	6,520	84,434
Brambles Ltd.	6,883	53,249
BrightView Holdings, Inc.(a)	11,251	158,414
Cimpress PLC(a)	2,526	180,887
Cintas Corp.	193	85,532
Clean Harbors, Inc.(a)	165	16,462
Copart, Inc.(a)	986	149,497
Dai Nippon Printing Co. Ltd.	600	15,100
Deluxe Corp.	2,512	80,660
Driven Brands Holdings, Inc.(a)	175	5,884
IAA, Inc.(a)(b)	438	22,172
KAR Auction Services, Inc.(a)(b)	8,845	138,159
Kimball International, Inc., Class B	22,633	231,536
MSA Safety, Inc.	119	17,964
Quad/Graphics, Inc.(a)	12,121	48,484
Rentokil Initial PLC	9,760	77,258
Republic Services, Inc.	203	28,308
Rollins, Inc.	684	23,400
RR Donnelley & Sons Co.(a)	4,881	54,960
Saudi Airlines Catering Co.(a)	17,908	371,082
Secom Co. Ltd.	1,200	83,383
Securitas AB, B Shares	1,626	22,368
Sohgo Security Services Co. Ltd.	400	15,894
Steelcase, Inc., Class A	24,172	283,296
Stericycle, Inc.(a)	297	17,713
Tetra Tech, Inc.	6,171	1,047,836
Toppan Inc.	700	13,136
Waste Connections, Inc.	1,510	205,768
Waste Management, Inc.	1,216	202,950

		4,250,097

Communications Equipment — 0.3%
Applied Optoelectronics, Inc.(a)	8,336	42,847
Calix, Inc.(a)	7,782	622,326
Casa Systems, Inc.(a)	6,565	37,223
Ciena Corp.(a)	501	38,562
CommScope Holding Co., Inc.(a)	652	7,198
Extreme Networks, Inc.(a)	10,098	158,539

Security	Shares	Value

Communications Equipment (continued)
Harmonic, Inc.(a)	14,184	$166,804
Infinera Corp.(a)(b)	15,761	151,148
Juniper Networks, Inc.	16,791	599,607
Lumentum Holdings, Inc.(a)	246	26,019
NETGEAR, Inc.(a)	8,056	235,316
Ubiquiti, Inc.	21	6,441
ViaSat, Inc.(a)(b)	226	10,066
Viavi Solutions, Inc.(a)	8,723	153,699
ZTE Corp., Class A	63,086	332,389
ZTE Corp., Class H	57,400	157,277

		2,745,461

Construction & Engineering — 0.6%
AECOM(a)	443	34,266
Ameresco, Inc., Class A(a)	3,168	258,002
Bouygues SA	610	21,836
Comfort Systems USA, Inc.(b)	3,241	320,664
Dycom Industries, Inc.(a)	1,043	97,792
EMCOR Group, Inc.	20,058	2,555,189
Ferrovial SA	1,242	38,842
Fluor Corp.(a)(b)	9,166	227,042
Kajima Corp.	1,100	12,642
Larsen & Toubro Ltd.	6,899	175,234
MasTec, Inc.(a)	3,977	366,997
Matrix Service Co.(a)	6,515	48,993
Metallurgical Corp. of China Ltd., Class A	190,800	115,235
MYR Group, Inc.(a)	1,427	157,755
Obayashi Corp.	1,200	9,287
Primoris Services Corp.	10,252	245,843
Quanta Services, Inc.	450	51,597
Samsung Engineering Co. Ltd.(a)	5,230	100,557
Sino-Thai Engineering & Construction PCL	273,700	120,273
Skanska AB, B Shares	661	17,081
Taisei Corp.	700	21,287
Tutor Perini Corp.(a)	8,422	104,180
Valmont Industries, Inc.	68	17,034
Vinci SA	1,471	155,359
WillScot Mobile Mini Holdings Corp.(a)	9,762	398,680

		5,671,667

Construction Materials — 0.4%
Cemex SAB de CV(a)	489,752	334,626
Cemex SAB de CV, ADR(a)	19,836	134,488
China Jushi Co. Ltd.	66,900	191,599
China National Building Material Co. Ltd., Class H	210,000	257,825
China Resources Cement Holdings Ltd.	712,000	538,508
CRH PLC	2,819	149,238
Eagle Materials, Inc.	134	22,306
HeidelbergCement AG	229	15,498
Holcim Ltd., Registered Shares	2,814	143,117
James Hardie Industries PLC	1,910	76,882
Siam Cement PCL, NVDR	43,500	502,908
Summit Materials, Inc., Class A(a)(b)	13,167	528,523
UltraTech Cement Ltd.	2,305	234,786
Vulcan Materials Co.	4,157	862,910
West China Cement Ltd.	812,000	144,777

		4,137,991

Consumer Finance — 0.6%
Ally Financial, Inc.	33,319	1,586,318
American Express Co.	5,891	963,768
Bajaj Finance Ltd.	6,317	590,027
Capital One Financial Corp.	4,944	717,325
Credit Acceptance Corp.(a)(b)	28	19,255

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Discover Financial Services	750	$86,670
Encore Capital Group, Inc.(a)(b)	582	36,148
Enova International, Inc.(a)	6,217	254,648
Ezcorp, Inc., Class A(a)	28,966	213,479
Isracard Ltd.	1	5
LendingClub Corp.(a)	7,075	171,073
LendingTree, Inc.(a)	2,593	317,902
Mahindra & Mahindra Financial Services Ltd.	39,998	79,890
OneMain Holdings, Inc.	365	18,265
Oportun Financial Corp.(a)	3,212	65,043
PRA Group, Inc.(a)(b)	12,408	623,006
PROG Holdings, Inc.(a)	6,537	294,884
Regional Management Corp.	1,681	96,590
Santander Consumer USA Holdings, Inc.(b)	196	8,236
SLM Corp.	991	19,493
Synchrony Financial	1,140	52,885
Upstart Holdings Inc(a)	54	8,170

		6,223,080

Containers & Packaging — 0.3%
AptarGroup, Inc.	213	26,088
Ardagh Group SA(a)	56	1,264
Ardagh Metal Packaging SA(a)	127	1,147
Avery Dennison Corp.	2,451	530,813
Ball Corp.	3,403	327,607
Berry Global Group, Inc.(a)	439	32,389
Crown Holdings, Inc.	2,925	323,564
Graphic Packaging Holding Co.	917	17,882
Greif, Inc., Class A	1,369	82,647
Klabin SA	37,815	173,900
Packaging Corp. of America(b)	831	113,141
Sealed Air Corp.	1,405	94,795
Silgan Holdings, Inc.	272	11,652
Smurfit Kappa Group PLC	673	37,093
Sonoco Products Co.	319	18,467
Westrock Co.	12,134	538,264
Yunnan Energy New Material Co. Ltd., Class A	7,100	279,325

		2,610,038

Distributors — 0.1%
Genuine Parts Co.	2,608	365,642
LKQ Corp.	2,350	141,070
Pool Corp.	313	177,158

		683,870

Diversified Consumer Services — 0.2%
2U, Inc.(a)	14,399	288,988
Bright Horizons Family Solutions, Inc.(a)	197	24,798
Carriage Services, Inc.	2,401	154,720
Chegg, Inc.(a)	1,980	60,786
Coursera, Inc.(a)(b)	7,033	171,887
frontdoor, Inc.(a)	279	10,225
Grand Canyon Education, Inc.(a)	145	12,428
H&R Block, Inc.	26,728	629,712
Houghton Mifflin Harcourt Co.(a)	9,650	155,365
IDP Education Ltd.	420	10,581
Mister Car Wash, Inc.(a)	130	2,367
Nerdy, Inc.(a)	11,341	51,035
Service Corp. International	7,267	515,884
Strategic Education, Inc.	3,390	196,078
Terminix Global Holdings, Inc.(a)	405	18,318

Security	Shares	Value

Diversified Consumer Services (continued)
Universal Technical Institute, Inc.(a)	5,992	$46,857
WW International, Inc.(a)	2,616	42,196

		2,392,225

Diversified Financial Services — 0.7%
Alerus Financial Corp.	2,021	59,175
Berkshire Hathaway, Inc., Class B(a)	8,982	2,685,618
Chailease Holding Co. Ltd.	20,000	190,236
Equitable Holdings, Inc.	2,142	70,236
Eurazeo SE	163	14,221
EXOR NV	109	9,757
Far East Horizon Ltd.	109,000	96,733
FirstRand Ltd.	235,489	898,423
Groupe Bruxelles Lambert SA	734	81,978
Industrivarden AB, A Shares	1,164	36,985
Industrivarden AB, C Shares	1,439	45,085
Investor AB	3,079	81,001
Investor AB, B Shares	8,806	220,972
Kinnevik AB, Class B(a)	971	34,523
L E Lundbergforetagen AB, B Shares	502	28,125
M&G PLC	5,424	14,674
Mitsubishi HC Capital, Inc.	3,900	19,295
ORIX Corp.	4,300	87,755
Remgro Ltd.	34,523	284,135
Sofina SA	96	47,156
Voya Financial, Inc.	31,987	2,121,058
Wendel SE	169	20,251

		7,147,392

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(a)(b)	7,562	542,649
BT Group PLC	17,682	40,677
Cellnex Telecom SA(c)	775	44,894
Cogent Communications Holdings, Inc.	1,758	128,650
Deutsche Telekom AG, Registered Shares	8,767	161,992
EchoStar Corp., Class A(a)(b)	6,922	182,395
Emirates Telecommunications Group Co. PJSC	97,162	839,515
Globalstar, Inc.(a)(b)	31,230	36,227
IDT Corp., Class B(a)(b)	4,445	196,291
Iridium Communications, Inc.(a)(b)	15,415	636,485
Koninklijke KPN NV	4,794	14,900
KT Corp., ADR(a)	37,836	475,599
Nippon Telegraph & Telephone Corp.	2,800	76,575
Ooma, Inc.(a)	6,884	140,709
Orange SA	3,644	38,926
Singapore Telecommunications Ltd.	38,500	66,277
Spark New Zealand Ltd.	9,384	29,020
Telefonica SA	5,865	25,432
Telenor ASA	3,436	54,011
Telia Co. AB	17,757	69,447
Telkom SA SOC Ltd.(a)	36,963	125,445
Telstra Corp. Ltd.	17,290	52,548
Turk Telekomunikasyon AS	200,934	146,269
Verizon Communications, Inc.	6,172	320,697

		4,445,630

Electric Utilities — 1.1%
AusNet Services Ltd.	41,843	78,275
Avangrid, Inc.(b)	186	9,278
CK Infrastructure Holdings Ltd.	24,000	152,909
CPFL Energia SA	17,883	86,140
Edison International	5,773	394,007
Electricite de France SA	4,196	49,350

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Elia Group SA/NV	1,154	$152,104
Endesa SA	6,988	160,874
Enel SpA	37,669	301,204
Energisa SA	58,399	464,408
Entergy Corp.	3,693	416,016
Eversource Energy	4,794	436,158
Exelon Corp.	10,831	625,599
FirstEnergy Corp.	7,711	320,700
Fortum OYJ	4,737	145,286
Hawaiian Electric Industries, Inc.	343	14,234
Iberdrola SA	31,227	369,727
Inter RAO UES PJSC(a)	2,801,942	158,970
Light SA	63,259	133,057
Manila Electric Co.	12,150	70,308
Mercury NZ Ltd.	23,863	99,972
NextEra Energy, Inc.	22,008	2,054,667
OGE Energy Corp.	33,044	1,268,229
Orsted A/S(c)	946	121,151
Pinnacle West Capital Corp.	1,437	101,438
PNM Resources, Inc.	3,148	143,580
Portland General Electric Co.	18,012	953,195
Red Electrica Corp. SA	138	2,984
SSE PLC	8,681	194,065
Tenaga Nasional Bhd	236,300	529,687
Terna SPA	19,479	157,578
Verbund AG	688	77,320

		10,242,470

Electrical Equipment — 0.6%
ABB Ltd., Registered Shares	348	13,263
Acuity Brands, Inc.	115	24,348
Amara Raja Batteries Ltd.	23,106	197,524
AMETEK, Inc.	3,750	551,400
Atkore, Inc.(a)	5,387	598,981
AZZ, Inc.	2,734	151,163
Bizlink Holding, Inc.	21,000	197,637
Bloom Energy Corp., Class A(a)	12,765	279,936
ChargePoint Holdings, Inc.(a)	340	6,477
Contemporary Amperex Technology Co. Ltd., Class A	12,600	1,163,538
Encore Wire Corp.	1,163	166,425
FuelCell Energy, Inc.(a)(b)	12,130	63,076
Havells India Ltd.	22,439	420,954
Hubbell, Inc.	176	36,656
Legrand SA	592	69,336
LS Electric Co. Ltd.	7,122	333,470
Mitsubishi Electric Corp.	5,200	66,004
Nidec Corp.	800	94,635
nVent Electric PLC	541	20,558
Regal Rexnord Corp.	914	155,545
Schneider Electric SE	1,250	245,744
Shoals Technologies Group, Inc., Class A(a)(b)	332	8,068
Siemens Energy AG(a)	547	13,956
Sunrun, Inc.(a)(b)	3,495	119,878
Suzhou Maxwell Technologies Co. Ltd.	1,400	141,371
Vertiv Holdings Co.	972	24,271
Vestas Wind Systems A/S	3,155	96,086
Voltronic Power Technology Corp.	5,000	278,940
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	60,200	117,525

		5,656,765

Electronic Equipment, Instruments & Components — 1.2%
AU Optronics Corp.	281,000	232,292

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet, Inc.	322	$13,276
Belden, Inc.	1,261	82,885
Benchmark Electronics, Inc.	8,345	226,149
BOE Technology Group Co. Ltd., Class A	166,200	132,037
Coherent, Inc.(a)	79	21,057
E Ink Holdings, Inc.	47,000	255,947
Elite Material Co. Ltd.	20,000	200,435
ePlus, Inc.(a)	12,200	657,336
Fabrinet(a)	1,145	135,648
Flex Ltd.(a)	3,586	65,731
GoerTek, Inc., Class A	20,900	178,112
Gold Circuit Electronics Ltd.	36,000	98,566
Hamamatsu Photonics KK	300	19,161
Hexagon AB, B Shares	4,365	69,144
Hon Hai Precision Industry Co. Ltd.	338,000	1,267,547
II-VI, Inc.(a)(b)	3,606	246,398
Insight Enterprises, Inc.(a)	3,109	331,419
Itron, Inc.(a)(b)	1,279	87,637
Jabil, Inc.	462	32,502
Keyence Corp.	500	314,379
Keysight Technologies, Inc.(a)(b)	3,404	702,960
Knowles Corp.(a)	40,320	941,472
Kyocera Corp.	600	37,516
Largan Precision Co. Ltd.	6,000	533,795
LG Display Co. Ltd.(a)	6,442	132,819
LG Display Co. Ltd., ADR(a)(b)	16,991	171,609
Littelfuse, Inc.	78	24,545
Murata Manufacturing Co. Ltd.	1,200	95,715
Nan Ya Printed Circuit Board Corp.	15,000	308,976
National Instruments Corp.	431	18,822
OSI Systems, Inc.(a)	8,645	805,714
PAR Technology Corp.(a)	627	33,087
PC Connection, Inc.	6,382	275,256
Samsung Electro-Mechanics Co. Ltd.	5,905	979,351
Samsung SDI Co. Ltd.(a)	863	474,626
ScanSource, Inc.(a)	10,528	369,322
SYNNEX Corp.	135	15,439
Taiwan Union Technology Corp.	47,000	172,961
Tong Hsing Electronic Industries Ltd.	11,000	117,790
Trimble, Inc.(a)	149	12,991
Unimicron Technology Corp.	65,000	540,928
Venture Corp. Ltd.	2,900	39,408
Vishay Intertechnology, Inc.	5,901	129,055
Vontier Corp.	549	16,871
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	15,700	183,576
Zebra Technologies Corp., Class A(a)	247	147,014

		11,949,276

Energy Equipment & Services — 0.4%
Archrock, Inc.	8,294	62,039
Baker Hughes Co.	3,221	77,497
Cactus, Inc., Class A	1,468	55,975
ChampionX Corp.(a)(b)	19,937	402,927
Dril-Quip, Inc.(a)	2,523	49,653
Expro Group Holdings NV(a)	2,544	36,506
Halliburton Co.	4,615	105,545
Helix Energy Solutions Group, Inc.(a)	21,289	66,422
Helmerich & Payne, Inc.	7,406	175,522
Natural Gas Services Group, Inc.(a)	3,703	38,770
Newpark Resources, Inc.(a)	5,681	16,702
NOV, Inc.	1,266	17,154
Oceaneering International, Inc.(a)	29,609	334,878
Oil States International, Inc.(a)	6,846	34,025

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Patterson-UTI Energy, Inc.	30,117	$254,489
ProPetro Holding Corp.(a)	41,274	334,319
Schlumberger NV	62,731	1,878,794
Smart Sand, Inc.(a)	600	1,068

		3,942,285

Entertainment — 1.0%
Activision Blizzard, Inc.	2,437	162,134
AMC Entertainment Holdings, Inc., Class A(a)(b)	31,937	868,686
Bilibili, Inc., ADR(a)	1,265	58,696
Bollore SA	5,718	31,984
Cinemark Holdings, Inc.(a)	15,911	256,485
Electronic Arts, Inc.	880	116,072
Embracer Group AB(a)	1,893	20,083
Eros STX Global Corp.(a)	34,220	8,203
Gaia, Inc.(a)	4,042	34,640
Krafton, Inc.(a)	460	177,787
Liberty Media Corp.-Liberty Formula One, Class A(a)	81	4,807
Liberty Media Corp.-Liberty Formula One, Class C(a)	1,175	74,307
Lions Gate Entertainment Corp., Class A(a)(b)	9,608	159,877
Lions Gate Entertainment Corp., Class B(a)	1,964	30,226
Live Nation Entertainment, Inc.(a)	888	106,285
Madison Square Garden Sports Corp.(a)	61	10,598
NCSoft Corp.	911	492,057
NetEase, Inc.	58,755	1,187,945
Netflix, Inc.(a)	1,774	1,068,729
Nexon Co. Ltd.	700	13,535
NHN Corp.(a)	3,456	130,752
Nintendo Co. Ltd.	300	140,357
Playtika Holding Corp.(a)	338	5,844
PVR Ltd.(a)	6,184	107,835
Roku, Inc.(a)	2,550	581,910
Sea Ltd., ADR(a)	413	92,392
Skillz, Inc.(a)	957	7,120
Spotify Technology SA(a)	1,931	451,912
Take-Two Interactive Software, Inc.(a)	288	51,183
Ubisoft Entertainment SA(a)	150	7,317
Universal Music Group NV	2,525	71,235
Walt Disney Co.(a)	15,835	2,452,683
World Wrestling Entertainment, Inc., Class A(b)	145	7,154
Zynga, Inc., Class A(a)	80,344	514,202

		9,505,032

Equity Real Estate Investment Trusts (REITs) — 2.5%
Acadia Realty Trust	13,219	288,571
Alexander & Baldwin, Inc.	6,623	166,171
Alexandria Real Estate Equities, Inc.	593	132,215
Alpine Income Property Trust, Inc.	3,002	60,160
American Assets Trust, Inc.	6,609	248,036
American Campus Communities, Inc.	445	25,494
American Finance Trust, Inc.	19,091	174,301
American Homes 4 Rent, Class A	17,179	749,176
American Tower Corp.	1,604	469,170
Americold Realty Trust	848	27,806
Apartment Income REIT Corp.	508	27,772
Armada Hoffler Properties, Inc.	5,752	87,545
Ascendas Real Estate Investment Trust	28,500	62,443
AvalonBay Communities, Inc.	452	114,171
Boston Properties, Inc.(b)	566	65,192
Braemar Hotels & Resorts, Inc.(a)(b)	60,795	310,055
Brandywine Realty Trust	11,319	151,901
British Land Co. PLC	770	5,560
Brixmor Property Group, Inc.	962	24,444

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Camden Property Trust	203	$36,272
CapitaLand Integrated Commercial Trust	32,409	49,034
CIM Commercial Trust Corp.	6,228	45,776
Clipper Realty, Inc.	10,412	103,495
CorEnergy Infrastructure Trust, Inc.(b)	7,858	24,596
CorePoint Lodging, Inc.(a)	4,389	68,907
Corporate Office Properties Trust	24,452	683,922
Cousins Properties, Inc.	482	19,415
Covivio	169	13,872
Crown Castle International Corp.	1,615	337,115
CTO Realty Growth, Inc.(b)	4,005	245,987
CubeSmart	26,895	1,530,594
CyrusOne, Inc.	403	36,157
Daiwa House REIT Investment Corp.	8	24,235
Dexus	4,445	35,942
DiamondRock Hospitality Co.(a)	20,234	194,449
Digital Realty Trust, Inc.	1,091	192,965
DigitalBridge Group, Inc.(a)	26,968	224,643
Douglas Emmett, Inc.	541	18,124
Duke Realty Corp.	1,138	74,698
Easterly Government Properties, Inc.	10,253	234,999
EastGroup Properties, Inc.	11,331	2,581,768
EPR Properties	240	11,398
Equinix, Inc.	333	281,665
Equity LifeStyle Properties, Inc.	507	44,444
Equity Residential	1,232	111,496
Essential Properties Realty Trust, Inc.	2,932	84,530
Essex Property Trust, Inc.	220	77,491
Extra Space Storage, Inc.	2,424	549,594
Federal Realty Investment Trust(b)	251	34,216
First Industrial Realty Trust, Inc.	8,744	578,853
Four Corners Property Trust, Inc.	15,342	451,208
Gaming and Leisure Properties, Inc.	716	34,841
Gecina SA	116	16,232
GLP J-REIT	9	15,557
Goodman Group	5,636	108,644
GPT Group	7,591	29,933
Healthcare Realty Trust, Inc.	7,374	233,313
Healthcare Trust of America, Inc., Class A	707	23,607
Healthpeak Properties, Inc.	1,668	60,198
Highwoods Properties, Inc.	334	14,893
Host Hotels & Resorts, Inc.(a)	1,890	32,867
Hudson Pacific Properties, Inc.	482	11,910
Independence Realty Trust, Inc.	8,483	219,116
Invitation Homes, Inc.	2,137	96,892
Iron Mountain, Inc.(b)	907	47,463
iStar, Inc.(b)	5,082	131,268
Japan Metropolitan Fund Invest	12	10,338
Japan Real Estate Investment Corp.	5	28,383
JBG SMITH Properties	402	11,541
Kilroy Realty Corp.	377	25,055
Kimco Realty Corp.	1,888	46,539
Klepierre SA	715	16,919
Lamar Advertising Co., Class A	280	33,964
Land Securities Group PLC	1,607	16,960
Life Storage, Inc.	8,197	1,255,616
Link REIT	5,700	50,213
Macerich Co.(b)	14,373	248,365
Mapletree Commercial Trust	19,000	28,134
Mapletree Logistics Trust	27,262	38,449
Medical Properties Trust, Inc.	1,945	45,960
Mid-America Apartment Communities, Inc.	352	80,763

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mirvac Group	11,725	$24,819
National Retail Properties, Inc.	568	27,304
National Storage Affiliates Trust	13,307	920,844
Nippon Building Fund, Inc.	6	34,948
Nippon Prologis REIT, Inc.	4	14,139
Nomura Real Estate Master Fund, Inc.	14	19,703
Omega Healthcare Investors, Inc.	770	22,784
Orion Office REIT, Inc.(a)	177	3,305
Orix JREIT, Inc.	8	12,506
Outfront Media, Inc.(b)	19,207	515,132
Paramount Group, Inc.	26,451	220,601
Park Hotels & Resorts, Inc.(a)	763	14,405
Pennsylvania Real Estate Investment Trust(a)(b)	18,057	18,418
Physicians Realty Trust	12,343	232,419
Piedmont Office Realty Trust, Inc., Class A	16,368	300,844
Preferred Apartment Communities, Inc.	3,692	66,678
Prologis, Inc.	17,999	3,030,312
Public Storage	545	204,135
Rayonier, Inc.	456	18,404
Realty Income Corp.(b)	1,960	140,316
Regency Centers Corp.	442	33,305
Retail Value, Inc.	952	6,112
Rexford Industrial Realty, Inc.	448	36,337
SBA Communications Corp.	371	144,326
Scentre Group	17,708	40,735
Segro PLC	3,198	62,239
Simon Property Group, Inc.	1,117	178,463
SITE Centers Corp.	10,844	171,661
SL Green Realty Corp.(b)	217	15,559
Spirit Realty Capital, Inc.	386	18,601
Stockland	8,624	26,605
STORE Capital Corp.	794	27,314
Sun Communities, Inc.	499	104,775
Terreno Realty Corp.	13,451	1,147,236
UDR, Inc.	832	49,912
Unibail-Rodamco-Westfield(a)(b)	384	26,872
Ventas, Inc.	1,117	57,101
VICI Properties, Inc.(b)	1,882	56,667
Vicinity Centres	9,210	11,327
Vornado Realty Trust	308	12,893
Welltower, Inc.	1,514	129,856
Weyerhaeuser Co.	2,450	100,891
Whitestone REIT	6,569	66,544
WP Carey, Inc.	798	65,476

		23,638,799

Food & Staples Retailing — 1.0%
Albertsons Cos., Inc., Class A	505	15,246
Andersons, Inc.	7,510	290,712
Avenue Supermarts Ltd.(a)(c)	1,595	100,051
BGF retail Co. Ltd.	1,463	178,763
BJ’s Wholesale Club Holdings, Inc.(a)	10,231	685,170
Carrefour SA	441	8,085
Chefs’ Warehouse, Inc.(a)	1,655	55,111
Clicks Group Ltd.	28,651	567,320
Coles Group Ltd.	4,508	58,821
Costco Wholesale Corp.	5,553	3,152,438
E-MART, Inc.(a)	760	96,346
Endeavour Group Ltd.	2,526	12,396
Grocery Outlet Holding Corp.(a)	284	8,032
HelloFresh SE(a)	642	49,202
Jeronimo Martins SGPS SA	3,487	79,796

Security	Shares	Value

Food & Staples Retailing (continued)
Koninklijke Ahold Delhaize NV	6,807	$233,591
Natural Grocers by Vitamin Cottage, Inc.	1,834	26,135
Ocado Group PLC(a)	741	16,859
Performance Food Group Co.(a)	16,602	761,866
Rite Aid Corp.(a)	4,428	65,047
Shoprite Holdings Ltd.	28,498	373,559
SpartanNash Co.	4,277	110,176
Sprouts Farmers Market, Inc.(a)	13,249	393,230
Sun Art Retail Group Ltd.	279,000	111,993
US Foods Holding Corp.(a)	718	25,008
Wal-Mart de Mexico SAB de CV	191,967	713,378
Walmart, Inc.	8,015	1,159,690
Woolworths Group Ltd.	3,556	98,300

		9,446,321

Food Products — 0.7%
Associated British Foods PLC	835	22,857
AVI Ltd.	55,562	257,674
Beyond Meat, Inc.(a)(b)	186	12,120
China Feihe Ltd.(c)	117,000	156,979
CJ CheilJedang Corp.	1,513	492,894
Dali Foods Group Co. Ltd.(c)	178,500	93,399
Danone SA	1,173	72,913
Darling Ingredients, Inc.(a)	525	36,377
Flowers Foods, Inc.(b)	609	16,729
Freshpet, Inc.(a)	133	12,671
Grupo Bimbo SAB de CV, Series A	134,610	413,977
Hain Celestial Group, Inc.(a)	305	12,996
Hostess Brands, Inc.(a)	30,080	614,234
Ingredion, Inc.	218	21,068
JDE Peet’s NV	408	12,628
Kellogg Co.	6,000	386,520
Kerry Group PLC, Class A	317	40,898
Kikkoman Corp.	500	42,106
Kuala Lumpur Kepong Bhd	35,300	184,550
Lamb Weston Holdings, Inc.	471	29,852
Landec Corp.(a)	12,828	142,391
Marfrig Global Foods SA	62,014	245,718
McCormick & Co., Inc.	776	74,969
Mowi ASA	1,514	35,831
Nestle SA, Registered Shares	7,655	1,068,770
Orion Corp./Republic of Korea	1,947	169,488
Orkla ASA	3,028	30,351
Pilgrim’s Pride Corp.(a)	154	4,343
Post Holdings, Inc.(a)	192	21,644
Seaboard Corp.	1	3,935
Seneca Foods Corp., Class A(a)	651	31,215
Sovos Brands, Inc.(a)	5,215	78,486
Tattooed Chef, Inc.(a)(b)	1,415	21,989
Thai Union Group PCL, NVDR	620,800	362,543
Tingyi Cayman Islands Holding Corp.	198,000	407,205
Uni-President China Holdings Ltd.	214,000	207,441
Uni-President Enterprises Corp.	160,000	396,131
Universal Robina Corp.	37,040	92,977
Vita Coco Co., Inc.(a)	8,731	97,525
Vital Farms, Inc.(a)(b)	10,090	182,225

		6,608,619

Gas Utilities — 0.5%
APA Group	19,754	144,516
Atmos Energy Corp.	657	68,834
Beijing Enterprises Holdings Ltd.	59,000	203,558
Brookfield Infrastructure Corp., Class A	6,976	476,182

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
China Gas Holdings Ltd.	141,400	$294,124
China Resources Gas Group Ltd.	20,000	112,984
Enn Energy Holdings Ltd.	14,300	269,579
Hong Kong & China Gas Co. Ltd.	28,380	44,266
Indraprastha Gas Ltd.	64,740	408,394
Korea Gas Corp.(a)	12,207	401,433
Kunlun Energy Co. Ltd.	120,000	112,599
National Fuel Gas Co.	284	18,159
Naturgy Energy Group SA	6,344	206,340
Northwest Natural Holding Co.	3,768	183,803
Osaka Gas Co. Ltd.	5,500	90,966
Perusahaan Gas Negara Tbk PT(a)	3,400,500	328,314
Snam SpA	29,454	177,407
South Jersey Industries, Inc.(b)	28,973	756,775
Southwest Gas Holdings, Inc.	8,862	620,783
Tokyo Gas Co. Ltd.	4,000	71,802
UGI Corp.	1,708	78,414

		5,069,232

Health Care Equipment & Supplies — 1.4%
Abbott Laboratories	10,858	1,528,155
Accuray, Inc.(a)	27,163	129,568
Alcon, Inc.	1,142	100,731
Align Technology, Inc.(a)	737	484,342
Asahi Intecc Co. Ltd.	400	8,593
AtriCure, Inc.(a)(b)	5,003	347,859
Atrion Corp.	216	152,258
Axonics, Inc.(a)	4,041	226,296
Baxter International, Inc.	1,897	162,838
Becton Dickinson and Co.	417	104,867
BioLife Solutions, Inc.(a)	1,871	69,732
Boston Scientific Corp.(a)	1,966	83,516
Cardiovascular Systems, Inc.(a)	4,776	89,693
Carl Zeiss Meditec AG	210	44,053
Cerus Corp.(a)(b)	22,221	151,325
Cochlear Ltd.	153	24,013
Coloplast A/S, Class B	208	36,624
CryoLife, Inc.(a)(b)	6,406	130,362
Cutera, Inc.(a)	606	25,040
DexCom, Inc.(a)	1,306	701,257
Edwards Lifesciences Corp.(a)	856	110,895
Envista Holdings Corp.(a)(b)	523	23,566
Figs, Inc., Class A(a)	123	3,390
Fisher & Paykel Healthcare Corp. Ltd.	2,476	55,471
Getinge AB	380	16,561
Glaukos Corp.(a)	3,214	142,830
Globus Medical, Inc., Class A(a)	251	18,122
Haemonetics Corp.(a)	8,750	464,100
Heska Corp.(a)	1,320	240,887
Hologic, Inc.(a)	1,413	108,179
Hoya Corp.	1,100	163,231
ICU Medical, Inc.(a)	65	15,427
IDEXX Laboratories, Inc.(a)	3,429	2,257,859
Inmode Ltd.(a)	174	12,281
Insulet Corp.(a)	270	71,839
Integer Holdings Corp.(a)	6,258	535,622
Integra LifeSciences Holdings Corp.(a)	235	15,743
Intersect ENT, Inc.(a)	2,276	62,158
Intuitive Surgical, Inc.(a)	636	228,515
iRhythm Technologies, Inc.(a)(b)	395	46,488
Koninklijke Philips NV	2,552	94,454
LivaNova PLC(a)	2,536	221,722
Medtronic PLC	7,066	730,978

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Merit Medical Systems, Inc.(a)	7,827	$487,622
Natus Medical, Inc.(a)	7,931	188,203
Nemaura Medical, Inc.(a)(b)	2,006	9,147
Olympus Corp.	3,200	73,687
OraSure Technologies, Inc.(a)	8,936	77,654
Ortho Clinical Diagnostics Holdings PLC(a)	12,150	259,888
Orthofix Medical, Inc.(a)	1,643	51,081
Outset Medical, Inc.(a)	1,583	72,960
Paragon 28, Inc.(a)	3,407	60,270
Penumbra, Inc.(a)	110	31,605
Quidel Corp.(a)	119	16,064
ResMed, Inc.	121	31,518
Shockwave Medical, Inc.(a)	3,613	644,306
SI-BONE, Inc.(a)	3,075	68,296
Siemens Healthineers AG(c)	1,360	101,401
Silk Road Medical, Inc.(a)	1,384	58,972
Smith & Nephew PLC	2,463	42,985
Sonova Holding AG, Registered Shares	83	32,436
St Shine Optical Co. Ltd.	9,000	101,997
STAAR Surgical Co.(a)	3,628	331,236
Straumann Holding AG, Registered Shares	17	35,948
Stryker Corp.	574	153,499
Sysmex Corp.	500	67,491
Tactile Systems Technology, Inc.(a)	4,036	76,805
Tandem Diabetes Care, Inc.(a)	198	29,803
Terumo Corp.	1,900	80,257
Treace Medical Concepts, Inc.(a)	1,511	28,165
Vapotherm, Inc.(a)	3,207	66,417
Varex Imaging Corp.(a)	5,823	183,716

		13,704,869

Health Care Providers & Services — 1.6%
1Life Healthcare, Inc.(a)	16,354	287,340
Acadia Healthcare Co., Inc.(a)(b)	287	17,421
Accolade, Inc.(a)	5,363	141,369
Addus HomeCare Corp.(a)	2,475	231,437
Agilon Health, Inc.(a)	221	5,967
Amedisys, Inc.(a)	104	16,836
AMN Healthcare Services, Inc.(a)	2,563	313,532
Anthem, Inc.	4,058	1,881,045
Apollo Hospitals Enterprise Ltd.	3,975	267,566
Apollo Medical Holdings, Inc.(a)	408	29,980
Aveanna Healthcare Holdings, Inc.(a)(b)	20,105	148,777
Bangkok Dusit Medical Services PCL, NVDR	616,300	423,894
Castle Biosciences, Inc.(a)	330	14,147
Centene Corp.(a)	1,756	144,694
Chemed Corp.	50	26,452
Cigna Corp.	2,829	649,623
Community Health Systems, Inc.(a)	6,250	83,188
Covetrus, Inc.(a)	2,927	58,452
Cross Country Healthcare, Inc.(a)	4,776	132,582
CVS Health Corp.	8,574	884,494
Dr Lal PathLabs Ltd.(c)	1,899	97,346
Encompass Health Corp.	317	20,687
Ensign Group, Inc.(b)	5,677	476,641
Five Star Senior Living, Inc.(a)	2,992	8,826
Fleury SA	28,662	92,345
Fresenius Medical Care AG & Co. KGaA	1,026	66,514
Fresenius SE & Co. KGaA	1,832	73,634
Fulgent Genetics, Inc.(a)	1,822	183,275
Guardant Health, Inc.(a)	292	29,206
Hanger, Inc.(a)(b)	6,969	126,348
HealthEquity, Inc.(a)	3,667	162,228

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Humana, Inc.	397	$184,152
IHH Healthcare Bhd	212,000	373,519
Jinxin Fertility Group Ltd.(a)(c)	96,000	107,323
LHC Group, Inc.(a)	5,385	738,984
Life Healthcare Group Holdings Ltd.(a)	154,477	232,952
LifeStance Health Group, Inc.(a)(b)	5,730	54,550
Magellan Health, Inc.(a)	1,627	154,549
McKesson Corp.	5,430	1,349,735
Molina Healthcare, Inc.(a)	463	147,271
Netcare Ltd.(a)	267,308	266,385
Option Care Health, Inc.(a)(b)	6,292	178,944
Owens & Minor, Inc.(b)	3,589	156,121
Patterson Cos., Inc.	9,256	271,664
PetIQ, Inc.(a)	6,338	143,936
Premier, Inc., Class A	395	16,262
Progyny, Inc.(a)(b)	6,391	321,787
R1 RCM, Inc.(a)	8,363	213,173
RadNet, Inc.(a)	736	22,161
Ramsay Health Care Ltd.	542	28,168
Ryman Healthcare Ltd.	2,009	16,846
Select Medical Holdings Corp.	9,853	289,678
Sharps Compliance Corp.(a)	2,786	19,864
Signify Health, Inc., Class A(a)	200	2,844
Sinopharm Group Co. Ltd., Class H	132,400	288,162
Sonic Healthcare Ltd.	1,177	39,920
Surgery Partners, Inc.(a)	2,692	143,780
Tenet Healthcare Corp.(a)	3,583	292,695
UnitedHealth Group, Inc.	4,073	2,045,216

		15,196,487

Health Care Technology — 0.4%
Allscripts Healthcare Solutions, Inc.(a)	37,366	689,403
American Well Corp., Class A(a)	23,444	141,602
Castlight Health, Inc., Class B(a)	55,979	86,208
Certara, Inc.(a)	295	8,384
Change Healthcare, Inc.(a)	813	17,382
Doximity, Inc., Class A(a)	1,731	86,775
Evolent Health, Inc., Class A(a)(b)	8,293	229,467
Inspire Medical Systems, Inc.(a)	1,666	383,280
M3, Inc.	1,300	65,548
Multiplan Corp.(a)(b)	31,497	139,532
NextGen Healthcare, Inc.(a)	7,887	140,310
Omnicell, Inc.(a)(b)	4,650	839,046
Phreesia, Inc.(a)	5,357	223,172
Schrodinger, Inc.(a)	3,145	109,540
Teladoc Health, Inc.(a)	6,160	565,611
Veeva Systems, Inc., Class A(a)	273	69,746
Vocera Communications, Inc.(a)	7,366	477,611

		4,272,617

Hotels, Restaurants & Leisure — 1.5%
Accel Entertainment, Inc.(a)	20,365	265,152
Accor SA(a)	242	7,844
Airbnb, Inc., Class A(a)	480	79,915
Aramark	733	27,011
Aristocrat Leisure Ltd.	952	30,200
Biglari Holdings, Inc., Class B(a)	397	56,600
Bloomin’ Brands, Inc.(a)	15,539	326,008
Booking Holdings, Inc.(a)	616	1,477,926
Boyd Gaming Corp.(a)	267	17,507
Brinker International, Inc.(a)	4,975	182,035
Caesars Entertainment, Inc.(a)	1,002	93,717
Carnival Corp.(a)	6,663	134,060

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Century Casinos, Inc.(a)	2,317	$28,221
Cheesecake Factory, Inc.(a)(b)	8,720	341,388
Chipotle Mexican Grill, Inc.(a)	73	127,622
Choice Hotels International, Inc.	113	17,627
Churchill Downs, Inc.	120	28,908
Compass Group PLC(a)	6,779	152,620
Darden Restaurants, Inc.	231	34,798
Dave & Buster’s Entertainment, Inc.(a)	4,198	161,203
Devyani International Ltd.(a)	38,023	83,849
Domino’s Pizza, Inc.	50	28,217
DraftKings, Inc., Class A(a)	2,135	58,648
El Pollo Loco Holdings, Inc.(a)	7,058	100,153
Entain PLC(a)	1,124	25,691
Everi Holdings, Inc.(a)	7,154	152,738
Evolution AB(c)	658	93,002
Expedia Group, Inc.(a)	721	130,299
F45 Training Holdings, Inc.(a)(b)	2,584	28,140
Flutter Entertainment PLC(a)	461	72,983
Gourmet Master Co. Ltd.	25,000	101,617
Hilton Grand Vacations, Inc.(a)	12,594	656,273
Hilton Worldwide Holdings, Inc.(a)	1,173	182,976
Hyatt Hotels Corp., Class A(a)	154	14,769
InterContinental Hotels Group PLC(a)	808	52,236
International Game Technology PLC	28,494	823,762
Jiumaojiu International Holdings Ltd.(c)	35,000	61,545
La Francaise des Jeux SAEM(c)	330	14,625
Marriott International, Inc., Class A(a)	1,215	200,767
Marriott Vacations Worldwide Corp.	135	22,812
McDonald’s Corp.	5,977	1,602,254
McDonald’s Holdings Co. Japan Ltd.	300	13,277
MGM Resorts International	1,729	77,598
Norwegian Cruise Line Holdings Ltd.(a)	1,200	24,888
OPAP SA	21,301	301,696
Oriental Land Co. Ltd.	600	101,176
Papa John’s International, Inc.	5,266	702,853
Penn National Gaming, Inc.(a)	1,278	66,264
Planet Fitness, Inc., Class A(a)	271	24,547
PlayAGS, Inc.(a)	5,959	40,462
Portillo’s, Inc.(a)	2,735	102,672
Red Rock Resorts, Inc., Class A	637	35,041
Royal Caribbean Cruises Ltd.(a)	1,089	83,744
Rush Street Interactive, Inc.(a)	6,884	113,586
Scientific Games Corp., Class A(a)	3,460	231,232
SeaWorld Entertainment, Inc.(a)(b)	2,867	185,954
Shake Shack, Inc., Class A(a)	6,432	464,133
Six Flags Entertainment Corp.(a)	251	10,688
Sodexo SA	729	63,910
Starbucks Corp.	3,148	368,222
Sweetgreen, Inc., Class A, Class A(a)	1,401	44,832
Target Hospitality Corp.(a)	13,591	48,384
Texas Roadhouse, Inc.	3,494	311,944
Travel + Leisure Co.	13,187	728,845
Trip.com Group Ltd., ADR(a)	7,951	195,754
Vail Resorts, Inc.	237	77,712
Wendy’s Co.	579	13,809
Wingstop, Inc.	3,057	528,250
Wyndham Hotels & Resorts, Inc.	298	26,716
Wynn Resorts Ltd.(a)(b)	1,849	157,239
Xiabuxiabu Catering Management China Holdings Co. Ltd.(c)	132,000	103,153

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Yum China Holdings, Inc.(b)	12,731	$634,513
Yum! Brands, Inc.	785	109,005

		14,089,817

Household Durables — 1.1%
Beazer Homes USA, Inc.(a)	3,532	82,013
Casper Sleep, Inc.(a)	5,901	39,419
Century Communities, Inc.	868	70,994
D.R. Horton, Inc.	9,957	1,079,837
Ecovacs Robotics Co. Ltd., Class A	4,700	111,596
Ethan Allen Interiors, Inc.(b)	9,142	240,343
GoPro, Inc., Class A(a)	27,806	286,680
Green Brick Partners, Inc.(a)	5,876	178,219
Haier Smart Home Co. Ltd., Class H	74,200	313,816
Hangzhou Robam Appliances Co. Ltd., Class A	31,100	176,247
Helen of Troy Ltd.(a)	1,122	274,295
iRobot Corp.(a)(b)	5,885	387,704
La-Z-Boy, Inc.	1,252	45,460
Leggett & Platt, Inc.	432	17,781
Lennar Corp., B Shares	51	4,877
Lennar Corp., Class A	5,079	589,977
LG Electronics, Inc.(a)	5,406	625,910
LGI Homes, Inc.(a)(b)	2,869	443,203
MDC Holdings, Inc.	20,755	1,158,752
Meritage Homes Corp.(a)	4,405	537,674
NVR, Inc.(a)	75	443,165
Panasonic Corp.	3,800	41,773
PulteGroup, Inc.	6,532	373,369
Sonos, Inc.(a)	19,897	592,931
Sony Group Corp.	3,600	454,601
TCL Technology Group Corp., Class A	281,600	273,431
Tempur Sealy International, Inc.	591	27,795
Toll Brothers, Inc.	365	26,422
TopBuild Corp.(a)(b)	107	29,522
Tri Pointe Homes, Inc.(a)	8,506	237,232
Whirlpool Corp.(b)	4,159	975,951

		10,140,989

Household Products — 0.5%
Central Garden & Pet Co.(a)(b)	788	41,473
Central Garden & Pet Co., Class A(a)	10,565	505,535
Colgate-Palmolive Co.	28,016	2,390,886
Essity AB, Class B	562	18,335
Procter & Gamble Co.	11,399	1,864,648
Reckitt Benckiser Group PLC	2,167	186,543
Reynolds Consumer Products Inc.	177	5,558
Spectrum Brands Holdings, Inc.	136	13,834
Unicharm Corp.	300	13,052

		5,039,864

Independent Power and Renewable Electricity Producers — 0.3%
B Grimm Power PCL, NVDR	62,800	76,261
Brookfield Renewable Corp., Class A	7,615	280,460
China Longyuan Power Group Corp. Ltd., Class H	48,000	112,119
Clearway Energy, Inc., Class A	10,854	363,392
Clearway Energy, Inc., Class C	12,015	432,900
EDP Renovaveis SA	3,697	91,935
Energy Absolute PCL, NVDR(b)	93,000	266,916
Meridian Energy Ltd.	23,236	77,127
Sichuan Chuantou Energy Co. Ltd., Class A	33,600	66,064

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Sunnova Energy International, Inc.(a)(b)	26,628	$743,454
Uniper SE	3,267	155,118

		2,665,746

Industrial Conglomerates — 0.3%
3M Co.	455	80,822
Bidvest Group Ltd.	18,244	216,902
CK Hutchison Holdings Ltd.	16,000	103,015
Doosan Co. Ltd.	1,435	142,134
General Electric Co.	722	68,207
GT Capital Holdings, Inc.	9,480	100,391
Hitachi Ltd.	2,500	135,433
Honeywell International, Inc.	4,587	956,435
Investment AB Latour, B Shares	587	23,849
Lifco AB	2,241	66,936
Roper Technologies, Inc.	541	266,096
Samsung C&T Corp.	2,380	237,810
Siemens AG, Registered Shares	1,953	338,265
Sime Darby Bhd	322,800	179,896
SM Investments Corp.	13,280	245,586
Smiths Group PLC	1,400	29,968
Toshiba Corp.	1,100	45,263

		3,237,008

Insurance — 2.3%
Admiral Group PLC	692	29,621
Aegon NV	4,801	23,868
Aflac, Inc.	4,356	254,347
Ageas SA	332	17,193
AIA Group Ltd.	37,200	375,454
Alleghany Corp.(a)	189	126,175
Allianz SE, Registered Shares	1,438	339,165
Allstate Corp.	3,513	413,304
American Equity Investment Life Holding Co.	2,131	82,939
American Financial Group, Inc.	856	117,546
American International Group, Inc.	2,763	157,104
Aon PLC, Class A	1,700	510,952
Arch Capital Group Ltd.(a)	4,108	182,601
Arthur J. Gallagher & Co.	1,793	304,218
Assicurazioni Generali SpA	1,630	34,450
Assurant, Inc.(b)	386	60,162
Assured Guaranty Ltd.	229	11,496
Athene Holding Ltd., Class A(a)	1,791	149,244
Aviva PLC	8,988	50,101
AXA SA	6,867	204,384
Axis Capital Holdings Ltd.	252	13,726
Baloise Holding AG, Registered Shares	233	38,029
Brighthouse Financial, Inc.(a)	269	13,934
Brown & Brown, Inc.	2,762	194,113
BRP Group, Inc., Class A(a)	1,062	38,349
Bupa Arabia for Cooperative Insurance Co.	2,176	76,158
China Life Insurance Co. Ltd., Class H	352,000	583,500
China Pacific Insurance Group Co. Ltd., Class H	30,800	83,680
Cincinnati Financial Corp.	1,237	140,931
CNA Financial Corp.	90	3,967
CNP Assurances	861	21,297
Crawford & Co., Class A	25,070	187,774
Dai-ichi Life Holdings, Inc.	3,400	68,578
Donegal Group, Inc., Class A	7,946	113,548
Erie Indemnity Co., Class A	607	116,945
Everest Re Group Ltd.	510	139,699
FedNat Holding Co.	4,457	6,284

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Fidelity National Financial, Inc.	2,956	$154,244
First American Financial Corp.	346	27,068
Genworth Financial, Inc., Class A(a)	20,040	81,162
Gjensidige Forsikring ASA	1,595	38,696
Globe Life, Inc.	561	52,577
GoHealth, Inc., Class A(a)	151	572
Goosehead Insurance, Inc., Class A	477	62,048
Hannover Rueck SE	394	74,701
Hanover Insurance Group, Inc.	116	15,203
Hartford Financial Services Group, Inc.	2,944	203,254
HDFC Life Insurance Co. Ltd.(c)	73,048	636,697
Heritage Insurance Holdings, Inc.	18,142	106,675
Insurance Australia Group Ltd.	11,093	34,377
Investors Title Co.	307	60,525
Japan Post Holdings Co. Ltd.	11,400	88,809
Japan Post Insurance Co. Ltd.	700	11,245
Kemper Corp.	195	11,464
Legal & General Group PLC	18,319	73,977
Lemonade, Inc.(a)(b)	124	5,222
Lincoln National Corp.	1,132	77,270
Loews Corp.	2,470	142,667
Markel Corp.(a)	114	140,676
Marsh & McLennan Cos., Inc.	16,783	2,917,221
Medibank Pvt Ltd.	11,654	28,385
Mercury General Corp.	86	4,563
MetLife, Inc.	37,368	2,335,126
MS&AD Insurance Group Holdings, Inc.	2,800	86,218
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	561	165,612
New China Life Insurance Co. Ltd., Class H	60,200	161,072
NN Group NV	1,882	101,779
Old Mutual Ltd.	407,814	335,260
Old Republic International Corp.	910	22,368
People’s Insurance Co. Group of China Ltd.	98,000	72,457
People’s Insurance Co. Group of China Ltd., Class H	678,000	205,314
Phoenix Group Holdings PLC	2,365	20,935
PICC Property & Casualty Co. Ltd., Class H	196,000	160,219
Ping An Insurance Group Co. of China Ltd., Class H	333,500	2,403,239
Primerica, Inc.	127	19,465
Principal Financial Group, Inc.	1,450	104,879
Progressive Corp.	4,636	475,885
Prudential Financial, Inc.	1,981	214,423
Prudential PLC	7,780	134,538
QBE Insurance Group Ltd.	3,662	30,240
Reinsurance Group of America, Inc.	1,591	174,199
RenaissanceRe Holdings Ltd.	151	25,569
RLI Corp.	4,141	464,206
Sampo OYJ, A Shares	1,247	62,410
Sanlam Ltd.	37,748	140,616
Selective Insurance Group, Inc.	3,078	252,211
Selectquote, Inc.(a)(b)	2,250	20,385
Sompo Holdings, Inc.	1,600	67,478
Suncorp Group Ltd.	6,511	52,421
Swiss Life Holding AG, Registered Shares	92	56,210
Swiss Re AG	930	91,804
T&D Holdings, Inc.	1,300	16,609
Tokio Marine Holdings, Inc.	2,800	155,875
Travelers Cos., Inc.	9,968	1,559,294
Trean Insurance Group, Inc.(a)	5,265	46,911
Trupanion, Inc.(a)	4,335	572,350
Tryg A/S(b)	1,848	45,604
United Insurance Holdings Corp.	7,811	33,900

Security	Shares	Value

Insurance (continued)
Unum Group	662	$16,265
W.R. Berkley Corp.	1,893	155,964
White Mountains Insurance Group Ltd.	10	10,139
Willis Towers Watson PLC	3,257	773,505
Zurich Insurance Group AG	482	211,154

		22,388,242

Interactive Media & Services — 3.7%
Adevinta ASA(a)	1,456	19,342
Alphabet, Inc., Class A(a)	3,087	8,943,163
Alphabet, Inc., Class C(a)	2,281	6,600,279
Auto Trader Group PLC(c)	2,801	28,052
Autohome, Inc., ADR	2,071	61,053
Baidu, Inc., ADR(a)(b)	6,168	917,737
Baidu, Inc., Class A(a)	4,350	81,131
Cargurus, Inc.(a)	4,212	141,692
Eventbrite, Inc., Class A(a)	8,697	151,676
EverQuote, Inc., Class A(a)	7,162	112,157
fuboTV, Inc.(a)(b)	12,300	190,896
Hello Group, Inc., ADR	4,317	38,767
IAC/InterActiveCorp(a)	292	38,167
JOYY, Inc., ADR	1,494	67,872
Kakao Corp.(a)	7,384	697,288
Kuaishou Technology(a)(c)	10,400	96,423
Match Group, Inc.(a)(b)	1,033	136,614
MediaAlpha, Inc., Class A(a)	1,281	19,779
Meta Platforms, Inc., Class A(a)	15,235	5,124,292
NAVER Corp.	5,464	1,734,390
Outbrain, Inc.(a)	2,847	39,858
Pinterest, Inc., Class A(a)	2,186	79,461
QuinStreet, Inc.(a)	10,582	192,487
REA Group Ltd.	301	36,704
Scout24 AG(c)	191	13,337
SEEK Ltd.	1,232	29,370
Snap, Inc., Class A(a)	404	19,000
Tencent Holdings Ltd.	153,700	8,968,564
TripAdvisor, Inc.(a)	320	8,723
TrueCar, Inc.(a)	10,229	34,779
Twitter, Inc.(a)	6,152	265,889
Vimeo, Inc.(a)(b)	467	8,387
Yelp, Inc.(a)	6,164	223,383
Z Holdings Corp.	6,600	38,082
ZoomInfo Technologies, Inc.(a)	493	31,651

		35,190,445

Internet & Direct Marketing Retail — 2.9%
1-800-Flowers.com, Inc., Class A(a)	10,332	241,459
aka Brands Holding Corp.(a)(b)	1,630	15,078
Alibaba Group Holding Ltd.(a)	411,160	6,042,235
Amazon.com, Inc.(a)	3,865	12,887,224
Chewy, Inc., Class A(a)(b)	882	52,012
Delivery Hero SE(a)(c)	648	71,727
DoorDash, Inc., Class A(a)(b)	1,364	203,100
eBay, Inc.	4,077	271,120
Etsy, Inc.(a)	865	189,383
Fiverr International Ltd.(a)	119	13,530
JD.com, Inc., Class A(a)	37,036	1,275,977
Just Eat Takeaway.com NV(a)(c)	596	32,381
Lands’ End, Inc.(a)(b)	3,918	76,910
Liquidity Services, Inc.(a)	1,087	24,001
Meituan, Class B(a)(c)	100,400	2,903,314
MercadoLibre, Inc.(a)	52	70,117
Mercari, Inc.(a)	500	25,439
momo.com Inc.	3,000	175,637

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Naspers Ltd., N Shares	7,670	$1,190,469
Overstock.com, Inc.(a)	5,957	351,523
PChome Online Inc.	11,000	50,891
Pinduoduo, Inc., ADR(a)	10,591	617,455
Prosus NV	3,018	249,966
Qurate Retail, Inc., Series A	1,208	9,181
Rakuten Group, Inc.(a)	3,200	32,106
RealReal, Inc.(a)(b)	8,596	99,800
Revolve Group, Inc.(a)	2,636	147,721
Shutterstock, Inc.	3,083	341,843
Stitch Fix, Inc., Class A(a)	8,695	164,509
Vipshop Holdings Ltd., ADR(a)	20,270	170,268
Wayfair, Inc., Class A(a)(b)	633	120,251
Zalando SE(a)(c)	781	62,915
ZOZO, Inc.	300	9,354

		28,188,896

IT Services — 3.2%
Accenture PLC, Class A	3,720	1,542,126
Adyen NV(a)(c)	62	162,750
Afterpay Ltd.(a)	613	37,005
Akamai Technologies, Inc.(a)(b)	480	56,179
Alliance Data Systems Corp.	162	10,784
Amadeus IT Group SA(a)	1,298	87,828
Amdocs Ltd.	420	31,433
Automatic Data Processing, Inc.(b)	6,219	1,533,481
Backblaze, Inc.(a)	2,670	45,096
BigCommerce Holdings, Inc., Series-1(a)	3,868	136,811
Block, Inc., Class A(a)	1,348	217,715
Broadridge Financial Solutions, Inc.	184	33,639
Capgemini SE	508	124,501
Cielo SA	170,506	68,408
Cloudflare, Inc., Class A(a)	1,351	177,657
Cognizant Technology Solutions Corp., Class A	1,553	137,782
Computershare Ltd.	423	6,158
Concentrix Corp.	137	24,471
Conduent, Inc.(a)	38,775	207,059
CSG Systems International, Inc.	10,995	633,532
DigitalOcean Holdings, Inc.(a)	3,631	291,678
DXC Technology Co.(a)	816	26,267
Edenred	622	28,723
EPAM Systems, Inc.(a)	377	252,006
Euronet Worldwide, Inc.(a)	165	19,663
Fastly, Inc., Class A(a)	344	12,195
Fidelity National Information Services, Inc.	15,259	1,665,520
Fiserv, Inc.(a)(b)	1,795	186,303
Flywire Corp.(a)	2,777	105,693
Fujitsu Ltd.	500	85,913
Gartner, Inc.(a)	277	92,607
Genpact Ltd.	11,441	607,288
Global Payments, Inc.	3,778	510,710
Globant SA(a)	131	41,146
GMO Payment Gateway, Inc.	200	24,905
GoDaddy, Inc., Class A(a)	551	46,758
HCL Technologies Ltd.	15,774	279,041
Infosys Ltd.	108,571	2,749,639
Infosys Ltd., ADR(b)	34,576	875,119
International Business Machines Corp.	2,921	390,421
Jack Henry & Associates, Inc.	79	13,192
Kyndryl Holdings, Inc.(a)(b)	582	10,534
Larsen & Toubro Infotech Ltd.(c)	2,712	266,730
LiveRamp Holdings, Inc.(a)(b)	9,722	466,170

Security	Shares	Value

IT Services (continued)
Mastercard, Inc., Class A(b)	6,903	$2,480,386
Mindtree Ltd.	6,583	422,358
MongoDB, Inc.(a)(b)	203	107,458
Mphasis Ltd.	4,840	220,668
NEC Corp.	400	18,496
Nexi SpA(a)(c)	734	11,631
Nomura Research Institute Ltd.	1,000	42,751
NTT Data Corp.	3,400	72,934
Obic Co. Ltd.	300	56,145
Okta, Inc.(a)(b)	3,424	767,558
Otsuka Corp.	800	38,146
Paya Holdings, Inc.(a)	2,539	16,097
Paychex, Inc.	750	102,375
Paymentus Holdings, Inc., Class A(a)(b)	5,637	197,182
PayPal Holdings, Inc.(a)	9,867	1,860,719
Paysafe Ltd.(a)	1,353	5,290
Perficient, Inc.(a)	2,564	331,500
Persistent Systems Ltd.	4,393	288,634
Rackspace Technology, Inc.(a)	4,427	59,632
Repay Holdings Corp.(a)	6,619	120,929
Sabre Corp.(a)	1,031	8,856
SCSK Corp.	900	17,912
Shift4 Payments, Inc., Class A(a)	140	8,110
Snowflake, Inc., Class A(a)	1,105	374,319
SolarWinds Corp.	110	1,561
StoneCo Ltd., Class A(a)	719	12,122
Switch, Inc., Class A	372	10,654
Tata Consultancy Services Ltd.	43,548	2,184,172
Tech Mahindra Ltd.	36,435	874,250
TIS, Inc.	500	14,868
TTEC Holdings, Inc.(b)	2,193	198,576
Twilio, Inc., Class A(a)	599	157,741
VeriSign, Inc.(a)	170	43,149
Verra Mobility Corp.(a)	2,890	44,593
Visa, Inc., Class A(b)	23,028	4,990,398
WEX, Inc.(a)	145	20,357
Wipro Ltd.	24,796	237,604
Wix.com Ltd.(a)	617	97,356
Worldline SA(a)(c)	1,348	75,030

		30,915,153

Leisure Products — 0.1%
Bandai Namco Holdings, Inc.	400	31,275
Brunswick Corp.	253	25,485
Callaway Golf Co.(a)	2,875	78,890
Hasbro, Inc.	1,483	150,940
Hayward Holdings, Inc.(a)	121	3,174
Johnson Outdoors, Inc., Class A	192	17,988
Malibu Boats, Inc., Class A(a)	2,248	154,505
Mattel, Inc.(a)	1,133	24,428
Peloton Interactive, Inc., Class A(a)(b)	6,422	229,651
Polaris, Inc.(b)	185	20,333
Shimano, Inc.	200	53,264
Yamaha Corp.	200	9,867
YETI Holdings, Inc.(a)	1,022	84,652

		884,452

Life Sciences Tools & Services — 1.5%
10X Genomics, Inc., Class A(a)	389	57,945
Adaptive Biotechnologies Corp.(a)	354	9,933
Agilent Technologies, Inc.	13,654	2,179,861
Akoya Biosciences, Inc.(a)	2,265	34,677
Avantor, Inc.(a)	3,757	158,320

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Berkeley Lights, Inc.(a)	8,064	$146,603
Bionano Genomics, Inc.(a)(b)	15,618	46,698
Bio-Rad Laboratories, Inc., Class A(a)	97	73,290
Bio-Techne Corp.	146	75,532
Bruker Corp.	4,678	392,531
Charles River Laboratories International, Inc.(a)	133	50,112
Codex DNA, Inc.(a)(b)	1,062	11,470
Codexis, Inc.(a)	5,580	174,486
Cytek Biosciences, Inc.(a)(b)	2,116	34,533
Danaher Corp.	8,556	2,815,009
Eurofins Scientific SE	424	52,530
Hangzhou Tigermed Consulting Co. Ltd., Class H(c)	3,900	49,485
Illumina, Inc.(a)	1,110	422,288
IQVIA Holdings, Inc.(a)	720	203,141
Lonza Group AG, Registered Shares	202	168,183
Maravai LifeSciences Holdings, Inc., Class A(a)	330	13,827
MaxCyte, Inc.(a)	4,433	45,172
Medpace Holdings, Inc.(a)	3,776	821,809
Mettler-Toledo International, Inc.(a)	105	178,207
NanoString Technologies, Inc.(a)	6,613	279,267
Nautilus Biotechnology, Inc.(a)(b)	2,672	13,841
NeoGenomics, Inc.(a)(b)	8,433	287,734
Pacific Biosciences of California, Inc.(a)	14,941	305,693
PerkinElmer, Inc.(b)	491	98,720
Personalis, Inc.(a)	12,488	178,204
Pharmaron Beijing Co. Ltd.	6,100	135,548
Pharmaron Beijing Co. Ltd., Class H(c)	2,500	38,607
QIAGEN NV(a)	1,717	95,304
Quantum-Si, Inc.(a)	5,825	45,843
Repligen Corp.(a)(b)	293	77,598
Sartorius Stedim Biotech	77	42,289
Seer, Inc., Class A(a)(b)	4,189	95,551
Singular Genomics Systems, Inc.(a)	863	9,976
Sotera Health Co.(a)	323	7,607
Syneos Health, Inc.(a)	331	33,987
Thermo Fisher Scientific, Inc.	2,448	1,633,403
Waters Corp.(a)	221	82,345
West Pharmaceutical Services, Inc.	177	83,015
WuXi AppTec Co. Ltd., Class A	6,300	117,549
WuXi AppTec Co. Ltd., Class H(c)	46,048	795,631
Wuxi Biologics Cayman, Inc.(a)(c)	110,500	1,308,198

		13,981,552

Machinery — 1.7%
AGCO Corp.	203	23,552
Alfa Laval AB	1,150	46,195
Allison Transmission Holdings, Inc.	342	12,432
Alstom SA	424	15,056
Altra Industrial Motion Corp.	9,211	475,011
Astec Industries, Inc.	3,845	266,343
Atlas Copco AB, A Shares	809	55,903
Atlas Copco AB, B Shares	1,519	89,226
Caterpillar, Inc.	4,967	1,026,878
Chart Industries, Inc.(a)(b)	922	147,050
CIMC Enric Holdings Ltd.	144,000	209,655
Colfax Corp.(a)	380	17,469
Crane Co.	160	16,277
Cummins India Ltd.	7,509	94,883
Cummins, Inc.	154	33,594
Daimler Truck Holding AG(a)	1,265	46,504
Deere & Co.	766	262,654

Security	Shares	Value

Machinery (continued)
Desktop Metal, Inc., Class A(a)(b)	17,177	$85,026
Donaldson Co., Inc.	410	24,297
Doosan Bobcat, Inc.(a)	7,585	259,580
Dover Corp.	59	10,714
EnPro Industries, Inc.	2,286	251,620
Epiroc AB, Class B	900	19,032
Evoqua Water Technologies Corp.(a)	11,726	548,191
FANUC Corp.	400	85,025
Flowserve Corp.	423	12,944
Fortive Corp.	6,175	471,091
Franklin Electric Co., Inc.	15,527	1,468,233
Gates Industrial Corp. PLC(a)	309	4,916
Gencor Industries, Inc.(a)	5,434	62,654
Graco, Inc.	546	44,019
Hiwin Technologies Corp.	40,720	450,653
Hoshizaki Corp.	300	22,571
Hurco Cos., Inc.	1,217	36,145
Husqvarna AB, B Shares	687	10,984
Hydrofarm Holdings Group, Inc.(a)	3,046	86,171
Hyliion Holdings Corp.(a)	18,648	115,618
Hyundai Construction Equipment Co. Ltd.(a)	3,570	121,454
IDEX Corp.	48	11,343
Illinois Tool Works, Inc.	10,555	2,604,974
ITT, Inc.	280	28,613
John Bean Technologies Corp.	1,782	273,644
Kennametal, Inc.	8,568	307,677
Komatsu Ltd.	2,500	58,465
Kone OYJ, Class B	419	30,067
Kornit Digital Ltd.(a)	181	27,557
Kubota Corp.	3,600	80,050
Lincoln Electric Holdings, Inc.	187	26,081
Makita Corp.	1,100	46,695
Manitowoc Co., Inc.(a)	13,046	242,525
Meritor, Inc.(a)	11,607	287,621
Middleby Corp.(a)	179	35,220
Mitsubishi Heavy Industries Ltd.	300	6,936
Nikola Corp.(a)	11,955	117,996
Oshkosh Corp.	222	25,022
Otis Worldwide Corp.	17,340	1,509,794
PACCAR, Inc.	637	56,222
Parker-Hannifin Corp.	86	27,358
Proto Labs, Inc.(a)(b)	4,090	210,022
Rational AG	20	20,455
Sandvik AB	4,435	123,619
SKF AB, B Shares	1,419	33,559
SMC Corp.	200	135,172
Snap-on, Inc.	45	9,692
Spirax-Sarco Engineering PLC	207	45,050
SPX FLOW, Inc.	578	49,985
Stanley Black & Decker, Inc.	286	53,945
Techtronic Industries Co. Ltd.	6,000	119,609
Timken Co.	209	14,482
Toro Co.	349	34,869
Toyota Industries Corp.	800	63,994
Volvo AB, A Shares	1,365	32,019
Volvo AB, B Shares	6,768	156,520
Wartsila OYJ Abp	986	13,829
Watts Water Technologies, Inc., Class A	5,374	1,043,470
Welbilt, Inc.(a)	8,965	213,098
Woodward, Inc.	187	20,469
Xylem, Inc.	662	79,387

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Yaskawa Electric Corp.	400	$19,626
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	197,400	222,824
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	439,600	276,916

		15,826,091

Marine — 0.2%
AP Moeller - Maersk A/S, Class A	22	72,987
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	52,800	155,871
COSCO SHIPPING Holdings Co. Ltd., Class H(a)	202,600	392,833
Costamare, Inc.	6,705	84,818
Evergreen Marine Corp. Taiwan Ltd.	103,000	527,661
Kirby Corp.(a)	194	11,528
Kuehne + Nagel International AG, Registered Shares	40	12,882
Nippon Yusen KK	400	30,501
Precious Shipping PCL, NVDR	131,300	65,085
SITC International Holdings Co. Ltd.	13,000	47,017
Star Bulk Carriers Corp.	3,931	89,116
Yang Ming Marine Transport Corp.(a)	25,000	108,738

		1,599,037

Media — 0.8%
Altice USA, Inc., Class A(a)	17,026	275,481
AMC Networks, Inc., Class A(a)	5,646	194,448
Cable One, Inc.(b)	46	81,119
Cardlytics, Inc.(a)(b)	3,332	220,212
Charter Communications, Inc., Class A(a)(b)	670	436,820
Comcast Corp., Class A	45,860	2,308,134
ComScore, Inc.(a)	13,300	44,422
Cumulus Media, Inc., Class A(a)	3,764	42,345
CyberAgent, Inc.	600	10,002
Dentsu Group, Inc.	200	7,119
Discovery, Inc., Class A(a)(b)	1,349	31,755
Discovery, Inc., Class C(a)(b)	3,911	89,562
DISH Network Corp., Class A(a)	1,193	38,701
Emerald Holding, Inc.(a)(b)	7,770	30,847
Entravision Communications Corp., Class A	19,206	130,217
EW Scripps Co., Class A	17,996	348,223
Fox Corp., Class A(b)	13,336	492,098
Fox Corp., Class B	1,130	38,725
Gannett Co., Inc.(a)	8,039	42,848
Gray Television, Inc.	1,775	35,784
Informa PLC(a)	5,081	35,575
Interpublic Group of Cos., Inc.	2,464	92,277
Liberty Broadband Corp., Class A(a)	211	33,950
Liberty Broadband Corp., Class C(a)	865	139,352
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	289	14,696
Liberty Media Corp. - Liberty SiriusXM, Class C(a)	1,192	60,613
Loyalty Ventures, Inc.(a)	63	1,894
Magnite, Inc.(a)(b)	9,462	165,585
National CineMedia, Inc.	13,432	37,744
New York Times Co., Class A	536	25,889
News Corp., Class A	1,904	42,478
News Corp., Class B	394	8,865
Nexstar Media Group, Inc., Class A	678	102,364
Omnicom Group, Inc.	1,494	109,465
Pearson PLC	2,443	20,266
Publicis Groupe SA	592	39,885
Schibsted ASA, Class A	355	13,687
Schibsted ASA, B Shares	463	15,615
Sirius XM Holdings, Inc.(b)	87,289	554,285
TechTarget, Inc.(a)	382	36,542

Security	Shares	Value

Media (continued)
TEGNA, Inc.	21,549	$399,949
Thryv Holdings, Inc.(a)(b)	1,520	62,518
Townsquare Media, Inc., Class A(a)	5,405	72,049
ViacomCBS, Inc., Class A(b)	26	868
ViacomCBS, Inc., Class B	4,569	137,892
Vivendi SE	3,259	44,084
WPP PLC	2,535	38,602

		7,205,851

Metals & Mining — 1.4%
Alcoa Corp.	607	36,165
Alrosa AO(a)	707,317	1,151,713
Aluminum Corp. of China Ltd., Class A(a)	123,600	119,074
Angang Steel Co. Ltd., Class H	980,000	436,983
AngloGold Ashanti Ltd.	12,695	267,300
Antofagasta PLC	8,207	149,262
APL Apollo Tubes Ltd.(a)	10,649	142,574
ArcelorMittal SA	1,945	62,393
Arconic Corp.(a)	3,449	113,851
Baoshan Iron & Steel Co. Ltd., Class A	253,400	286,349
BlueScope Steel Ltd.	3,393	51,799
Boliden AB	1,930	74,420
China Hongqiao Group Ltd.	297,000	313,915
China Molybdenum Co. Ltd., Class H	318,000	167,981
China Steel Corp.	235,000	299,875
Cleveland-Cliffs, Inc.(a)(b)	1,481	32,241
Commercial Metals Co.	12,574	456,310
Constellium SE(a)	28,923	518,011
CSN Mineracao SA	47,931	57,931
Dongkuk Steel Mill Co. Ltd.	1,686	22,516
Evraz PLC	1,887	15,428
Fortescue Metals Group Ltd.	1,666	23,419
Ganfeng Lithium Co. Ltd., Class A	5,000	112,594
Ganfeng Lithium Co. Ltd., Class H(c)	12,600	198,406
Glencore PLC	38,348	195,394
Gold Fields Ltd.	27,426	303,447
Gold Fields Ltd., ADR	5,957	65,467
Hecla Mining Co.	11,181	58,365
Hitachi Metals Ltd.(a)	800	14,823
Hochschild Mining PLC	52,450	92,766
Hunan Valin Steel Co. Ltd., Class A	302,100	243,429
Impala Platinum Holdings Ltd.	19,124	269,777
JFE Holdings, Inc.	900	11,482
Korea Zinc Co. Ltd.	200	86,054
Maanshan Iron & Steel Co. Ltd.	566,000	208,095
Materion Corp.	1,987	182,685
MMC Norilsk Nickel PJSC	909	276,499
MMG Ltd.(a)	132,000	42,461
MP Materials Corp.(a)	4,298	195,215
Newcrest Mining Ltd.	3,906	69,957
Nippon Steel Corp.	2,300	37,573
Norsk Hydro ASA	10,867	85,508
Novagold Resources, Inc.(a)	19,716	135,252
Novolipetsk Steel PJSC(a)	107,954	312,208
Olympic Steel, Inc.	3,046	71,581
POSCO	3,866	896,474
POSCO, ADR(b)	3,165	184,488
Press Metal Aluminium Holdings Bhd	40,000	55,497
Reliance Steel & Aluminum Co.(b)	848	137,563
Rio Tinto Ltd.	1,242	90,631
Rio Tinto PLC	3,690	243,342
Royal Gold, Inc.	213	22,410
Ryerson Holding Corp.	6,360	165,678

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Saudi Arabian Mining Co.(a)	12,903	$269,283
Schnitzer Steel Industries, Inc., Class A	10,247	532,024
Seah Besteel Corp.	3,074	51,404
Severstal PAO	6,166	131,535
Shandong Nanshan Aluminum Co. Ltd., Class A	248,300	184,718
Shanxi Taigang Stainless Steel Co. Ltd.	53,200	59,169
South32 Ltd.	31,134	91,054
Southern Copper Corp.	4,647	286,766
Sumitomo Metal Mining Co. Ltd.	2,100	79,536
TimkenSteel Corp.(a)	2,201	36,317
United States Steel Corp.	869	20,691
Vale SA	40,002	557,360
voestalpine AG	336	12,191
Worthington Industries, Inc.	4,638	253,513
Zhejiang Huayou Cobalt Co. Ltd., Class A	7,400	128,516
Zijin Mining Group Co. Ltd., Class A	193,000	295,306
Zijin Mining Group Co. Ltd., Class H	280,000	334,401

		13,188,415

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AFC Gamma, Inc.	3,769	85,783
AG Mortgage Investment Trust, Inc.	3,556	36,449
Arbor Realty Trust, Inc.	29,703	544,159
Blackstone Mortgage Trust, Inc., Class A	22,868	700,218
Ellington Financial, Inc.	8,813	150,614
Great Ajax Corp.	1,180	15,529
New Residential Investment Corp.	1,406	15,058
Redwood Trust, Inc.	7,121	93,926
Starwood Property Trust, Inc.	891	21,651

		1,663,387

Multiline Retail — 0.6%
Dillard’s, Inc., Class A(b)	505	123,735
Dollar General Corp.	1,557	367,187
Dollar Tree, Inc.(a)	1,723	242,116
Franchise Group, Inc.	3,887	202,746
Kohl’s Corp.(b)	1,592	78,629
Macy’s, Inc.	24,326	636,855
Matahari Department Store Tbk PT	336,000	97,842
Nordstrom, Inc.(a)(b)	17,024	385,083
Ollie’s Bargain Outlet Holdings, Inc.(a)	212	10,852
Pan Pacific International Holdings Corp.	1,400	19,297
Shinsegae, Inc.(a)	512	109,262
Target Corp.(b)	12,845	2,972,847
Trent Ltd.	4,285	61,183
Wesfarmers Ltd.	1,467	63,296
Woolworths Holdings Ltd.	103,415	336,561

		5,707,491

Multi-Utilities — 0.9%
Black Hills Corp.	9,261	653,549
CMS Energy Corp.	3,739	243,222
Consolidated Edison, Inc.(b)	22,711	1,937,702
DTE Energy Co.	14,534	1,737,394
E.ON SE	21,240	295,182
Engie SA	14,397	213,153
MDU Resources Group, Inc.	648	19,984
National Grid PLC	24,739	356,719
NiSource, Inc.	21,406	591,020
NorthWestern Corp.	17,572	1,004,415
Public Service Enterprise Group, Inc.	10,858	724,554

Security	Shares	Value

Multi-Utilities (continued)
Sempra Energy	4,077	$539,306
Suez SA	5,269	118,835
Veolia Environnement SA	4,633	170,142

		8,605,177

Oil, Gas & Consumable Fuels — 3.0%
Aker BP ASA	582	17,896
Ampol Ltd.	1,623	35,045
Antero Midstream Corp.	1,086	10,512
Antero Resources Corp.(a)	29,118	509,565
APA Corp.	1,226	32,967
Ardmore Shipping Corp.(a)(b)	13,146	44,433
BP PLC	68,237	305,744
Brigham Minerals, Inc., Class A	10,438	220,137
Callon Petroleum Co.(a)	3,551	167,785
Centennial Resource Development, Inc., Class A(a)(b)	19,117	114,320
Cheniere Energy, Inc.	738	74,848
Chesapeake Energy Corp.(b)	10,059	649,007
Chevron Corp.	7,923	929,764
China Petroleum & Chemical Corp., Class H	1,936,000	901,829
Civitas Resources, Inc.(b)	870	42,604
Clean Energy Fuels Corp.(a)(b)	28,326	173,638
CNX Resources Corp.(a)	21,171	291,101
ConocoPhillips	4,791	345,814
Continental Resources, Inc.	211	9,444
Coterra Energy, Inc.	2,509	47,671
Delek US Holdings, Inc.(a)	11,004	164,950
Denbury, Inc.(a)	2,263	173,323
Devon Energy Corp.	10,631	468,296
Diamondback Energy, Inc.	934	100,732
DTE Midstream LLC(a)	314	15,066
ENEOS Holdings, Inc.	22,300	83,309
Energy Fuels, Inc.(a)	6,152	46,940
Eni SpA	10,458	145,343
EOG Resources, Inc.	26,560	2,359,325
EQT Corp.(a)	989	21,570
Equinor ASA	4,928	130,490
Equitrans Midstream Corp.	10,962	113,347
Evolution Petroleum Corp.	24,769	125,083
Exxon Mobil Corp.	19,030	1,164,446
Falcon Minerals Corp.	15,200	74,024
Galp Energia SGPS SA	4,683	45,440
Gazprom PJSC, ADR	41,498	383,198
Gevo, Inc.(a)(b)	8,992	38,486
Golar LNG Ltd.(a)	1,491	18,473
Green Plains, Inc.(a)	2,171	75,464
Grupa Lotos SA(a)	4,376	66,140
Gulfport Energy Operating Corp.(a)	1,387	99,906
Hess Corp.	1,149	85,060
HollyFrontier Corp.	486	15,931
Idemitsu Kosan Co. Ltd.	2,000	51,039
Inpex Corp.	3,600	31,304
Kinder Morgan, Inc.	16,005	253,839
Kosmos Energy Ltd.(a)	21,380	73,975
Laredo Petroleum, Inc.(a)(b)	943	56,703
LUKOIL PJSC	15,528	1,382,662
LUKOIL PJSC, ADR	36,328	3,255,020
Lundin Energy AB	1,614	57,753
Magnolia Oil & Gas Corp., Class A(b)	2,018	38,080
Marathon Oil Corp.	2,549	41,855

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	2,024	$129,516
Matador Resources Co.	7,746	285,982
MOL Hungarian Oil & Gas PLC	51,838	402,324
Neste OYJ	1,450	71,363
New Fortress Energy, Inc.(b)	83	2,004
Northern Oil and Gas, Inc.(b)	6,856	141,096
Novatek PJSC, GDR, Registered Shares	3,369	787,689
Occidental Petroleum Corp.	3,532	102,393
Occidental Petroleum Corp.(a)	365	4,603
OMV AG	869	49,144
ONEOK, Inc.	1,398	82,146
Ovintiv, Inc.	28,524	961,259
Par Pacific Holdings, Inc.(a)	5,327	87,842
PBF Energy, Inc., Class A(a)(b)	10,757	139,518
PetroChina Co. Ltd., Class A	382,800	296,111
PetroChina Co. Ltd., Class H	606,000	268,395
Phillips 66	7,856	569,246
Pioneer Natural Resources Co.	919	167,148
PTT Exploration & Production PCL, NVDR	35,100	123,742
PTT PCL, NVDR	612,300	694,858
Range Resources Corp.(a)	9,002	160,506
Ranger Oil Corp., Class A(a)	3,288	88,513
Reliance Industries Ltd.	58,251	1,850,435
Renewable Energy Group, Inc.(a)	3,007	127,617
Repsol SA	7,658	90,695
SandRidge Energy, Inc.(a)	5,103	53,377
Santos Ltd.	7,343	33,825
Saudi Arabian Oil Co.(c)	37,027	352,912
Scorpio Tankers, Inc.	11,144	142,755
SFL Corp. Ltd.	10,495	85,534
SK Innovation Co. Ltd.(a)	453	90,705
SM Energy Co.	8,982	264,789
S-Oil Corp.	3,257	234,088
Southwestern Energy Co.(a)	63,246	294,726
Talos Energy, Inc.(a)	11,252	110,270
Targa Resources Corp.	1,245	65,039
Tatneft PJSC	79,242	526,449
Tellurian, Inc.(a)(b)	16,832	51,843
Texas Pacific Land Corp.	19	23,729
TotalEnergies SE	10,104	514,296
Turkiye Petrol Rafinerileri A/S(a)	16,218	189,390
Ultrapar Participacoes SA	92,041	244,045
Ultrapar Participacoes SA, ADR(b)	27,149	71,673
Uranium Energy Corp.(a)	8,594	28,790
Ur-Energy, Inc.(a)	12,570	15,335
Valero Energy Corp.	2,305	173,129
Vertex Energy, Inc.(a)	7,657	34,686
W&T Offshore, Inc.(a)	71,961	232,434
Williams Cos., Inc.(b)	17,490	455,440
Woodside Petroleum Ltd.	2,629	41,911
World Fuel Services Corp.	5,743	152,017

		28,348,028

Paper & Forest Products — 0.1%
Long Chen Paper Co. Ltd.	125,000	110,055
Louisiana-Pacific Corp.	308	24,132
Mondi PLC	2,771	68,732
Nine Dragons Paper Holdings Ltd.	375,000	402,721
Sylvamo Corp.(a)	116	3,235

		608,875

Personal Products — 0.5%
Amorepacific Corp.	1,191	167,140

Security	Shares	Value

Personal Products (continued)
Coty, Inc., Class A(a)	1,106	$11,613
Dabur India Ltd.	65,911	513,599
Edgewell Personal Care Co.	604	27,609
Estee Lauder Cos., Inc., Class A	4,510	1,669,602
Hengan International Group Co. Ltd.	38,000	195,772
Herbalife Nutrition Ltd.(a)	341	13,957
Honest Co., Inc.(a)	4,757	38,484
LG Household & Health Care Ltd.	423	390,414
L’Oreal SA	790	376,682
Medifast, Inc.	1,800	376,974
Natura & Co. Holding SA(a)	17,488	80,639
Natural Health Trends Corp.	3	20
Nature’s Sunshine Products, Inc.	2,873	53,150
Nu Skin Enterprises, Inc., Class A	2,193	111,295
Shiseido Co. Ltd.	400	22,315
Unilever PLC	8,138	436,575

		4,485,840

Pharmaceuticals — 2.9%
Aclaris Therapeutics, Inc.(a)(b)	10,094	146,767
Alkem Laboratories Ltd.	2,847	138,678
Amneal Pharmaceuticals, Inc.(a)	13,679	65,522
Amphastar Pharmaceuticals, Inc.(a)	13,169	306,706
Arvinas, Inc.(a)	3,456	283,876
Aspen Pharmacare Holdings Ltd.	12,969	182,665
Astellas Pharma, Inc.	5,200	84,633
AstraZeneca PLC	4,537	529,782
Asymchem Laboratories Tianjin Co. Ltd., Class A	3,400	232,639
Atea Pharmaceuticals, Inc.(a)	9,455	84,528
BioDelivery Sciences International, Inc.(a)	19,969	61,904
Bristol-Myers Squibb Co.	27,358	1,705,771
Cassava Sciences, Inc.(a)(b)	3,354	146,570
Catalent, Inc.(a)	1,544	197,678
China Medical System Holdings Ltd.	36,000	60,178
Chugai Pharmaceutical Co. Ltd.	2,100	68,452
Collegium Pharmaceutical, Inc.(a)(b)	5,615	104,888
Corcept Therapeutics, Inc.(a)	7,766	153,767
CSPC Pharmaceutical Group Ltd.	541,520	589,655
Cymabay Therapeutics, Inc.(a)	5,003	16,910
Daiichi Sankyo Co. Ltd.	5,000	127,257
Dr Reddy’s Laboratories Ltd.	2,577	169,810
Eisai Co. Ltd.	600	34,061
Elanco Animal Health, Inc.(a)	5,165	146,583
Eli Lilly & Co.	9,455	2,611,660
Endo International PLC(a)	12,114	45,549
Flexion Therapeutics Ltd.(d)	3,275	2,030
GlaxoSmithKline PLC	15,560	338,784
Hanmi Pharm Co. Ltd.	244	56,603
Hansoh Pharmaceutical Group Co. Ltd.(c)	46,000	112,320
Harmony Biosciences Holdings, Inc.(a)	2,401	102,379
Intra-Cellular Therapies, Inc.(a)	2,903	151,943
Jazz Pharmaceuticals PLC(a)	773	98,480
Johnson & Johnson	34,191	5,849,054
Kala Pharmaceuticals, Inc.(a)(b)	2,505	3,031
Kalbe Farma Tbk PT	816,800	92,554
Kyowa Kirin Co. Ltd.	700	19,086
Lannett Co., Inc.(a)	9,376	15,189
Luye Pharma Group Ltd.(a)(b)(c)	228,500	104,219
Mega Lifesciences PCL	41,600	62,746
Merck & Co., Inc.	23,429	1,795,599
Merck KGaA	484	124,512
Mind Medicine MindMed, Inc.(a)	15,081	20,812
Nektar Therapeutics(a)	577	7,795

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
NGM Biopharmaceuticals, Inc.(a)	5,557	$98,414
Novartis AG, Registered Shares	6,043	531,010
Novo Nordisk A/S, Class B	4,552	511,307
Nuvation Bio, Inc.(a)	2,617	22,244
Ono Pharmaceutical Co. Ltd.	1,200	29,826
Optinose, Inc.(a)	4,371	7,081
Oramed Pharmaceuticals, Inc.(a)(b)	2,439	34,829
Organon & Co.	824	25,091
Otsuka Holdings Co. Ltd.	1,400	50,933
Perrigo Co. PLC	434	16,883
Pfizer, Inc.	44,518	2,628,788
Phathom Pharmaceuticals, Inc.(a)	1,525	29,997
Pliant Therapeutics, Inc.(a)	4,720	63,720
Prestige Consumer Healthcare, Inc.(a)	3,207	194,505
Provention Bio, Inc.(a)	2,579	14,494
Relmada Therapeutics, Inc.(a)	3,882	87,461
Roche Holding AG	2,063	861,715
Royalty Pharma PLC, Class A	2,385	95,042
Sanofi	3,265	327,623
Shionogi & Co. Ltd.	600	42,208
Sihuan Pharmaceutical Holdings Group Ltd.	351,000	66,684
Sino Biopharmaceutical Ltd.	320,000	224,574
Sun Pharmaceutical Industries Ltd.	17,552	199,427
Takeda Pharmaceutical Co. Ltd.	5,700	155,657
Teva Pharmaceutical Industries Ltd., ADR(a)	4,819	38,600
TherapeuticsMD, Inc.(a)	37,248	13,242
Theravance Biopharma, Inc.(a)(b)	4,402	48,642
UCB SA	263	30,015
Viatris, Inc.	13,557	183,426
Vifor Pharma AG	78	13,857
Xeris Biopharma Holdings, Inc.(a)	14,566	42,678
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,000	68,875
Zoetis, Inc.(b)	13,234	3,229,493
Zogenix, Inc.(a)	16,071	261,154

		27,503,120

Professional Services — 0.9%
Adecco Group AG, Registered Shares	1,360	69,302
ASGN, Inc.(a)	4,580	565,172
Benefit One Inc.	300	12,889
Booz Allen Hamilton Holding Corp.	160	13,566
CACI International, Inc., Class A(a)	75	20,191
Clarivate PLC(a)	1,795	42,218
CoStar Group, Inc.(a)	1,308	103,371
Dun & Bradstreet Holdings, Inc.(a)(b)	520	10,655
Equifax, Inc.	5,592	1,637,282
Experian PLC	2,753	135,601
Exponent, Inc.	2,983	348,206
First Advantage Corp.(a)	3,370	64,165
Forrester Research, Inc.(a)	4,028	236,564
Franklin Covey Co.(a)	6,282	291,234
FTI Consulting, Inc.(a)(b)	109	16,723
Heidrick & Struggles International, Inc.	6,028	263,604
HireRight Holdings Corp.(a)	3,089	49,424
IHS Markit Ltd.	2,927	389,057
Insperity, Inc.	8,778	1,036,770
Intertek Group PLC	201	15,334
KBR, Inc.	6,295	299,768
Kelly Services, Inc., Class A	7,769	130,286
Kforce, Inc.	8,999	676,905
Korn Ferry	496	37,562
L&T Technology Services Ltd.(c)	2,172	163,149

Security	Shares	Value

Professional Services (continued)
Legalzoom.com, Inc.(a)(b)	60	$964
ManpowerGroup, Inc.	176	17,130
Mistras Group, Inc.(a)	5,359	39,817
Nielsen Holdings PLC	1,162	23,833
Nihon M&A Center Holdings, Inc.	1,200	29,435
Randstad NV	669	45,637
Recruit Holdings Co. Ltd.	4,300	261,680
RELX PLC	9,178	299,633
Robert Half International, Inc.	266	29,664
Science Applications International Corp.	188	15,715
Teleperformance	169	75,556
TransUnion	1,600	189,728
TriNet Group, Inc.(a)	6,082	579,371
Upwork, Inc.(a)(b)	7,280	248,685
Verisk Analytics, Inc.	378	86,460
Wolters Kluwer NV	1,009	118,760

		8,691,066

Real Estate Management & Development — 0.7%
Agile Group Holdings Ltd.	124,000	67,311
Aldar Properties PJSC	91,060	98,881
A-Living Smart City Services Co. Ltd., Class H(c)	22,750	38,866
Altisource Portfolio Solutions SA(a)	4,042	45,351
Aroundtown SA	5,196	31,344
Azrieli Group Ltd.	526	50,186
Capitaland Investment Ltd.(a)	15,800	39,949
CBRE Group, Inc., Class A(a)	5,261	570,871
China Overseas Land & Investment Ltd.	104,000	246,355
CIFI Holdings Group Co. Ltd.	376,000	226,153
City Developments Ltd.	1,700	8,601
CK Asset Holdings Ltd.	6,000	37,848
Country Garden Holdings Co. Ltd.	531,000	471,567
Country Garden Services Holdings Co. Ltd.	38,000	228,149
Cushman & Wakefield PLC(a)	9,295	206,721
Daito Trust Construction Co. Ltd.	100	11,472
Daiwa House Industry Co. Ltd.	1,800	51,730
Emaar Properties PJSC	118,183	157,051
ESR Cayman Ltd.(a)(c)	3,000	10,148
eXp World Holdings, Inc.(b)	2,259	76,106
Fastighets AB Balder, B Shares(a)	514	36,989
Guangzhou R&F Properties Co. Ltd., Class H	338,800	126,072
Hang Lung Properties Ltd.	4,000	8,228
Henderson Land Development Co. Ltd.	9,000	38,390
Hongkong Land Holdings Ltd.(b)	5,900	30,678
Howard Hughes Corp.(a)	135	13,740
Hulic Co. Ltd.	1,600	15,215
Jones Lang LaSalle, Inc.(a)	164	44,172
KE Holdings, Inc., ADR(a)	5,316	106,958
Kennedy-Wilson Holdings, Inc.	21,305	508,763
KWG Group Holdings Ltd.	120,500	78,916
LEG Immobilien SE	194	27,048
Lendlease Corp. Ltd.	2,647	20,611
Logan Group Co. Ltd.	107,000	81,785
Marcus & Millichap, Inc.(a)	19,413	998,993
Mitsubishi Estate Co. Ltd.	4,900	67,975
Mitsui Fudosan Co. Ltd.	3,000	59,462
NEPI Rockcastle PLC	37,023	246,278
New World Development Co. Ltd.	8,000	31,674
Opendoor Technologies Inc.(a)	1,461	21,345
Powerlong Real Estate Holdings Ltd.	129,000	67,540
RE/MAX Holdings, Inc., Class A	7,941	242,121
Realogy Holdings Corp.(a)	24,092	404,986
Redfin Corp.(a)(b)	3,339	128,184

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
RMR Group, Inc., Class A	2,195	$76,123
S-Enjoy Service Group Co. Ltd.	45,000	64,619
Shimao Services Holdings Ltd.(c)	54,000	37,587
Sino Land Co. Ltd.	4,000	4,981
Sumitomo Realty & Development Co. Ltd.	900	26,533
Sun Hung Kai Properties Ltd.	5,000	60,671
Sunac China Holdings Ltd.	316,000	478,024
Sunac Services Holdings Ltd.(a)(c)	39,000	39,808
Swire Pacific Ltd., Class A	1,500	8,532
Swire Properties Ltd.	3,000	7,521
Swiss Prime Site AG, Registered Shares	367	36,028
UOL Group Ltd.	5,500	28,951
Vonovia SE	2,563	141,227
Wharf Real Estate Investment Co. Ltd.	5,000	25,406
Zillow Group, Inc., Class A(a)	202	12,568
Zillow Group, Inc., Class C(a)	655	41,822

		7,171,184

Road & Rail — 0.9%
AMERCO	84	61,003
ArcBest Corp.	2,791	334,501
Avis Budget Group, Inc.(a)	1,758	364,556
BTS Group Holdings PCL, NVDR	466,000	130,253
Canadian Pacific Railway Ltd.	2,742	197,259
Central Japan Railway Co.	500	66,536
CJ Logistics Corp.(a)	1,017	107,705
Container Corp. Of India Ltd.	40,874	337,004
Covenant Logistics Group, Inc.(a)	5,672	149,911
CSX Corp.	10,850	407,960
East Japan Railway Co.	900	55,328
Hankyu Hanshin Holdings, Inc.	900	25,577
JB Hunt Transport Services, Inc.	540	110,376
Keio Corp.	400	17,649
Keisei Electric Railway Co. Ltd.	400	10,821
Kintetsu Group Holdings Co. Ltd.(a)	400	11,182
Knight-Swift Transportation Holdings, Inc.	953	58,076
Landstar System, Inc.	5,492	983,178
Lyft, Inc., Class A(a)(b)	5,213	222,751
Marten Transport Ltd.	8,346	143,217
MTR Corp. Ltd.	10,500	56,365
Nippon Express Co. Ltd.(a)(d)	300	17,774
Norfolk Southern Corp.	1,254	373,328
Odakyu Electric Railway Co. Ltd.	1,000	18,591
Old Dominion Freight Line, Inc.	1,033	370,207
Ryder System, Inc.	9,901	816,139
Saia, Inc.(a)	978	329,615
Schneider National, Inc., Class B	10,904	293,427
Tobu Railway Co. Ltd.	500	11,410
Tokyu Corp.	1,300	17,282
TuSimple Holdings, Inc., Class A(a)	106	3,800
Uber Technologies, Inc.(a)	10,063	421,942
Union Pacific Corp.	2,935	739,415
United International Transportation Co.	4,922	60,990
Werner Enterprises, Inc.	24,926	1,187,973
West Japan Railway Co.	600	25,094
XPO Logistics, Inc.(a)	315	24,390

		8,562,585

Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc.(a)(b)	13,382	1,925,670
Advantest Corp.	300	28,410
Allegro MicroSystems, Inc.(a)	128	4,631
Ambarella, Inc.(a)	3,065	621,858

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Amkor Technology, Inc.	8,353	$207,071
Analog Devices, Inc.(b)	1,996	350,837
Anpec Electronics Corp.	14,000	140,316
Applied Materials, Inc.(b)	11,313	1,780,214
ASE Technology Holding Co. Ltd.	136,000	525,533
ASM International NV	217	95,788
ASML Holding NV	860	688,877
ASPEED Technology, Inc.	1,000	128,944
Azenta Inc.	238	24,540
Broadcom, Inc.	1,096	729,289
Cirrus Logic, Inc.(a)	5,269	484,853
CMC Materials, Inc.	2,192	420,184
Cohu, Inc.(a)	2,762	105,205
eMemory Technology, Inc.	2,000	157,849
Enphase Energy, Inc.(a)	489	89,458
Entegris, Inc.	1,118	154,932
Everlight Electronics Co. Ltd.	34,000	64,587
Faraday Technology Corp.	42,000	361,833
First Solar, Inc.(a)	344	29,983
Gigadevice Semiconductor Beijing, Inc., Class A	5,300	146,659
Global Unichip Corp.	11,000	232,322
Ichor Holdings Ltd.(a)	6,727	309,644
Impinj, Inc.(a)	1,654	146,710
Infineon Technologies AG	4,349	200,221
Intel Corp.	49,681	2,558,571
JCET Group Co. Ltd., Class A	57,900	282,545
Kinsus Interconnect Technology Corp.	35,000	293,395
KLA Corp.	1,042	448,175
Kulicke & Soffa Industries, Inc.(b)	4,437	268,616
Lam Research Corp.	1,410	1,014,001
Lasertec Corp.	100	30,630
Lattice Semiconductor Corp.(a)	23,152	1,784,093
Macronix International Co. Ltd.	143,000	217,578
Marketech International Corp.	13,000	85,334
Marvell Technology, Inc.	1,016	88,890
MaxLinear, Inc.(a)	4,425	333,601
MediaTek, Inc.	44,000	1,888,018
Meta Materials, Inc.(a)(b)	7,773	19,122
Microchip Technology, Inc.	1,664	144,868
Micron Technology, Inc.	2,012	187,418
MKS Instruments, Inc.	180	31,351
Nanya Technology Corp.	291,000	819,635
NAURA Technology Group Co. Ltd., Class A	1,800	98,347
Novatek Microelectronics Corp.	27,000	524,294
NVIDIA Corp.	18,321	5,388,389
NXP Semiconductors NV	1,305	297,253
ON Semiconductor Corp.(a)	803	54,540
Onto Innovation, Inc.(a)	4,675	473,250
Parade Technologies Ltd.	2,000	152,160
Power Integrations, Inc.	10,041	932,708
Qualcomm, Inc.	5,946	1,087,345
Rambus, Inc.(a)	10,923	321,027
Realtek Semiconductor Corp.	57,000	1,190,918
Renesas Electronics Corp.(a)	5,000	62,103
Rohm Co. Ltd.	300	27,291
Semtech Corp.(a)	1,203	106,983
SG Micro Corp., Class A	2,449	119,119
Silergy Corp.	2,000	361,993
Silicon Laboratories, Inc.(a)(b)	9,206	1,900,302
SiTime Corp.(a)	496	145,100
SK Hynix, Inc.(a)	8,303	911,940
SolarEdge Technologies, Inc.(a)	203	56,956

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
StarPower Semiconductor Ltd.	1,200	$71,814
STMicroelectronics NV	1,764	86,745
SUMCO Corp.	800	16,290
SunPower Corp.(a)(b)	6,506	135,780
Synaptics, Inc.(a)	3,545	1,026,313
Taiwan Semiconductor Manufacturing Co. Ltd.	674,000	14,909,550
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,380	406,648
Teradyne, Inc.(b)	70	11,447
Texas Instruments, Inc.	3,730	702,993
Tokyo Electron Ltd.	300	172,672
Ultra Clean Holdings, Inc.(a)	4,318	247,680
United Microelectronics Corp.	423,000	990,992
United Microelectronics Corp., ADR	12,801	149,772
Universal Display Corp.	141	23,269
Vanguard International Semiconductor Corp.	59,000	336,078
Wolfspeed, Inc.(a)	375	41,914
Xilinx, Inc.	1,843	390,771

		54,585,005

Software — 5.5%
ACI Worldwide, Inc.(a)	15,800	548,260
Adobe, Inc.(a)	6,780	3,844,667
Alarm.com Holdings, Inc.(a)	3,253	275,887
Altair Engineering, Inc., Class A(a)	6,413	495,853
Alteryx, Inc., Class A(a)	191	11,556
Anaplan, Inc.(a)	456	20,908
ANSYS, Inc.(a)	315	126,353
Appfolio, Inc., Class A(a)(b)	428	51,814
Appian Corp.(a)	4,451	290,250
Asana, Inc., Class A(a)	6,104	455,053
Aspen Technology, Inc.(a)	221	33,636
Atlassian Corp. PLC, Class A(a)	637	242,882
Autodesk, Inc.(a)	724	203,582
Avalara, Inc.(a)	236	30,470
Avaya Holdings Corp.(a)(b)	5,632	111,514
Bentley Systems, Inc., Class B(b)	557	26,920
Bill.Com Holdings, Inc.(a)	257	64,032
Birlasoft Ltd.	20,085	146,825
Black Knight, Inc.(a)	219	18,153
Blackline, Inc.(a)	3,274	338,990
Bottomline Technologies DE, Inc.(a)	1,829	103,284
Box, Inc., Class A(a)	19,727	516,650
Braze, Inc.(a)	52	4,012
BTRS Holdings, Inc.(a)	18,754	146,656
C3.AI, Inc., Class A(a)	111	3,469
Cadence Design Systems, Inc.(a)	2,923	544,701
CDK Global, Inc.	396	16,529
Cerence, Inc.(a)(b)	1,708	130,901
Ceridian HCM Holding, Inc.(a)(b)	540	56,408
Check Point Software Technologies Ltd.(a)	1,026	119,591
Citrix Systems, Inc.	376	35,566
Coupa Software, Inc.(a)	267	42,199
Crowdstrike Holdings, Inc., Class A(a)	1,028	210,483
CyberArk Software Ltd.(a)	136	23,566
Dassault Systemes SE	2,732	162,131
Datadog, Inc., Class A(a)	721	128,417
Datto Holding Corp.(a)	75	1,976
Digital Turbine, Inc.(a)	5,386	328,492
DocuSign, Inc.(a)	659	100,372
Dolby Laboratories, Inc., Class A	209	19,901
Domo, Inc., Class B(a)	1,317	65,323
DoubleVerify Holdings, Inc.(a)(b)	80	2,662

Security	Shares	Value

Software (continued)
Dropbox, Inc., Class A(a)	756	$18,552
Duck Creek Technologies, Inc.(a)	233	7,016
Dynatrace, Inc.(a)	1,460	88,111
E2open Parent Holdings, Inc.(a)(b)	16,159	181,950
Elastic NV(a)	226	27,818
Envestnet, Inc.(a)	4,160	330,054
Everbridge, Inc.(a)	125	8,416
Expensify, Inc.(a)	2,808	123,552
Fair Isaac Corp.(a)	62	26,888
Five9, Inc.(a)	217	29,798
Fortinet, Inc.(a)	419	150,589
Gitlab, Inc., Class A(a)	791	68,817
Guidewire Software, Inc.(a)	45	5,109
HashiCorp, Inc., Class A, Class A(a)	2,335	212,578
HubSpot, Inc.(a)	891	587,303
Intuit, Inc.	4,809	3,093,245
Jamf Holding Corp.(a)(b)	172	6,538
JFrog Ltd.(a)	8,189	243,213
LivePerson, Inc.(a)	7,247	258,863
Mandiant, Inc.(a)	762	13,365
Manhattan Associates, Inc.(a)	1,469	228,415
Marathon Digital Holdings, Inc.(a)(b)	3,038	99,829
Marin Software, Inc.(a)	1,610	5,973
McAfee Corp., Class A	221	5,700
Microsoft Corp.	57,076	19,195,800
MicroStrategy, Inc., Class A(a)	488	265,711
Mimecast Ltd.(a)	4,914	391,007
Model N, Inc.(a)	3,360	100,901
Momentive Global, Inc.(a)	11,075	234,236
Monday.com Ltd.(a)	188	58,039
N-Able, Inc.(a)	125	1,388
nCino, Inc.(a)	182	9,985
NCR Corp.(a)	414	16,643
Nemetschek SE	133	17,006
New Relic, Inc.(a)	168	18,473
Nice Ltd.(a)	342	103,713
NortonLifeLock, Inc.	1,410	36,632
Nuance Communications, Inc.(a)	310	17,149
Nutanix, Inc., Class A(a)	626	19,944
ON24, Inc.(a)	2,500	43,375
Oracle Corp.	5,483	478,172
Oracle Financial Services Software Ltd.	1,433	76,135
PagerDuty, Inc.(a)	20,307	705,668
Palantir Technologies, Inc., Class A(a)	6,056	110,280
Palo Alto Networks, Inc.(a)	290	161,460
Paycom Software, Inc.(a)	157	65,185
Paycor HCM, Inc.(a)(b)	106	3,054
Paylocity Holding Corp.(a)	308	72,737
Pegasystems, Inc.	133	14,872
Ping Identity Holding Corp.(a)	10,468	239,508
Procore Technologies, Inc.(a)	32	2,559
Progress Software Corp.	10,816	522,088
PROS Holdings, Inc.(a)(b)	4,118	142,030
PTC, Inc.(a)	351	42,524
Q2 Holdings, Inc.(a)	1,324	105,179
Rapid7, Inc.(a)(b)	6,005	706,728
RingCentral, Inc., Class A(a)(b)	550	103,043
Riot Blockchain, Inc.(a)(b)	3,461	77,284
Riskified Ltd.(a)	2,548	20,027
Sage Group PLC	2,024	23,420
SailPoint Technologies Holding, Inc.(a)(b)	7,386	357,039
salesforce.com, Inc.(a)	7,146	1,816,013

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
SAP SE	3,413	$480,344
ServiceNow, Inc.(a)	4,605	2,989,152
Sinch AB(a)(c)	1,490	18,801
Smartsheet, Inc., Class A(a)	390	30,206
Splunk, Inc.(a)	425	49,181
Sprout Social, Inc., Class A(a)	5,025	455,717
SPS Commerce, Inc.(a)	2,377	338,366
SS&C Technologies Holdings, Inc.	480	39,350
Sumo Logic, Inc.(a)	8,020	108,751
Synchronoss Technologies, Inc.(a)	11,580	28,255
Synopsys, Inc.(a)	401	147,769
Temenos AG, Registered Shares	216	29,774
Tenable Holdings, Inc.(a)	10,642	586,055
Teradata Corp.(a)(b)	354	15,034
Trade Desk, Inc., Class A(a)	1,420	130,129
Trend Micro, Inc.(a)	600	33,310
Tyler Technologies, Inc.(a)	73	39,270
Unity Software, Inc.(a)	495	70,780
Varonis Systems, Inc.(a)	16,389	799,455
Viant Technology, Inc., Class A(a)	1,855	18,003
VMware, Inc., Class A	2,445	283,327
WiseTech Global Ltd.	312	13,232
Workday, Inc., Class A(a)	7,380	2,016,068
Workiva, Inc.(a)	6,189	807,603
Xero Ltd.(a)	461	47,188
Yext, Inc.(a)	21,805	216,306
Zendesk, Inc.(a)	405	42,237
Zoom Video Communications, Inc., Class A(a)	762	140,139
Zscaler, Inc.(a)	262	84,188
Zuora, Inc., Class A(a)	12,067	225,412

		52,580,995

Specialty Retail — 1.7%
Aaron’s Co., Inc.(b)	5,959	146,889
Abercrombie & Fitch Co., Class A(a)	1,512	52,663
Abu Dhabi National Oil Co. for Distribution PJSC	59,088	68,691
Academy Sports & Outdoors, Inc.(a)	8,655	379,955
Advance Auto Parts, Inc.	1,627	390,285
American Eagle Outfitters, Inc.(b)	30,984	784,515
Asbury Automotive Group, Inc.(a)(b)	2,084	359,969
AutoNation, Inc.(a)	1,140	133,209
AutoZone, Inc.(a)	43	90,145
Bath & Body Works, Inc.	1,466	102,312
Bed Bath & Beyond, Inc.(a)(b)	7,039	102,629
Best Buy Co., Inc.	614	62,382
Big 5 Sporting Goods Corp.	1,011	19,219
Boot Barn Holdings, Inc.(a)	3,186	392,037
Buckle, Inc.	3,785	160,143
Burlington Stores, Inc.(a)	588	171,408
Camping World Holdings, Inc., Class A(b)	3,654	147,622
CarMax, Inc.(a)	388	50,529
Carvana Co.(a)	228	52,848
Chico’s FAS, Inc.(a)	9,133	49,136
China Yongda Automobiles Services Holdings Ltd.	138,000	184,918
Citi Trends, Inc.(a)(b)	953	90,297
Conn’s, Inc.(a)(b)	10,438	245,502
Designer Brands, Inc., Class A(a)	8,775	124,693
Dick’s Sporting Goods, Inc.(b)	993	114,185
Fast Retailing Co. Ltd.	200	113,689
Fawaz Abdulaziz Al Hokair & Co.(a)	17,940	74,285
Five Below, Inc.(a)	179	37,033
Floor & Decor Holdings, Inc., Class A(a)	331	43,033
Foot Locker, Inc.	2,579	112,522

Security	Shares	Value

Specialty Retail (continued)
Foschini Group Ltd.(a)	52,949	$411,696
GameStop Corp., Class A(a)(b)	209	31,014
Gap, Inc.	654	11,543
Group 1 Automotive, Inc.(b)	1,226	239,340
Guess?, Inc.	3,470	82,170
H & M Hennes & Mauritz AB, B Shares	4,993	97,973
Haverty Furniture Cos., Inc.(b)	3,236	98,925
Hibbett, Inc.(b)	1,443	103,795
Home Depot, Inc.(b)	5,978	2,480,930
Home Product Center PCL, NVDR	304,400	132,056
Industria de Diseno Textil SA	4,432	142,932
JD Sports Fashion PLC	3,590	10,585
JUMBO SA	10,497	150,581
Kingfisher PLC	3,904	17,957
Leslie’s, Inc.(a)	432	10,221
Lithia Motors, Inc.	1,028	305,265
Lowe’s Cos., Inc.	3,569	922,515
MarineMax, Inc.(a)	7,146	421,900
Mr Price Group Ltd.	27,043	339,166
Murphy USA, Inc.	339	67,542
National Vision Holdings, Inc.(a)	7,894	378,833
Nitori Holdings Co. Ltd.	200	29,914
O’Reilly Automotive, Inc.(a)	142	100,285
Penske Automotive Group, Inc.(b)	4,189	449,145
Pepkor Holdings Ltd.(a)(c)	140,103	192,460
Petco Health & Wellness Co., Inc.(a)(b)	3,202	63,368
Rent-A-Center, Inc.	2,096	100,692
RH(a)	56	30,013
Ross Stores, Inc.	2,494	285,014
Shift Technologies, Inc.(a)	3,044	10,380
Shinsegae International, Inc.(a)	605	73,872
Shoe Carnival, Inc.(b)	3,053	119,311
Signet Jewelers Ltd.	5,305	461,694
Sleep Number Corp.(a)	1,740	133,284
Sonic Automotive, Inc., Class A(b)	10,860	537,027
Tilly’s, Inc., Class A	4,559	73,446
TJX Cos., Inc.	7,321	555,810
Tractor Supply Co.	2,019	481,733
Truworths International Ltd.	95,292	312,457
Ulta Beauty, Inc.(a)	409	168,647
Urban Outfitters, Inc.(a)	11,714	343,923
Victoria’s Secret & Co.(a)	252	13,996
Vroom, Inc.(a)(b)	374	4,035
Williams-Sonoma, Inc.(b)	244	41,268
Zumiez, Inc.(a)(b)	2,867	137,587

		16,033,043

Technology Hardware, Storage & Peripherals — 4.1%
3D Systems Corp.(a)(b)	7,515	161,873
Apple, Inc.	122,052	21,672,774
Avid Technology, Inc.(a)	957	31,169
Brother Industries Ltd.	300	5,782
Canon, Inc.(b)	2,200	53,666
Dell Technologies, Inc., Class C(a)	36,453	2,047,565
FUJIFILM Holdings Corp.	1,000	74,134
Hewlett Packard Enterprise Co.	96,971	1,529,233
HP, Inc.	4,943	186,203
Immersion Corp.(a)(b)	2,838	16,205
Lenovo Group Ltd.	762,000	875,756
Logitech International SA, Registered Shares	82	6,879
Micro-Star International Co. Ltd.	36,000	208,511
NetApp, Inc.	8,666	797,185
Pure Storage, Inc., Class A(a)	1,980	64,449

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Quanta Computer, Inc.	116,000	$396,166
Ricoh Co. Ltd.	1,200	11,185
Samsung Electronics Co. Ltd.	152,070	9,987,184
Samsung Electronics Co. Ltd., Registered Shares, GDR	122	200,619
Super Micro Computer, Inc.(a)	5,116	224,848
Western Digital Corp.(a)	8,271	539,352
Xerox Holdings Corp.(b)	461	10,437
Xiaomi Corp., Class B(a)(c)	223,400	541,535

		39,642,710

Textiles, Apparel & Luxury Goods — 0.8%
Adidas AG	589	169,600
Aditya Birla Fashion and Retail Ltd.(a)	17,890	65,265
Anta Sports Products Ltd.	47,400	711,869
Bosideng International Holdings Ltd.	174,000	109,621
Capri Holdings Ltd.(a)	480	31,157
Carter’s, Inc.	140	14,171
Columbia Sportswear Co.	130	12,667
Crocs, Inc.(a)	2,209	283,238
Culp, Inc.	3,408	32,410
Deckers Outdoor Corp.(a)	89	32,602
EssilorLuxottica SA	861	183,287
Fossil Group, Inc.(a)(b)	9,431	97,045
G-III Apparel Group Ltd.(a)	1,093	30,210
Hanesbrands, Inc.	1,128	18,860
Hermes International	64	111,832
Kering SA	170	136,400
Kontoor Brands, Inc.(b)	4,611	236,314
Levi Strauss & Co., Class A	7,797	195,159
Li Ning Co. Ltd.	72,000	789,842
Lululemon Athletica, Inc.(a)	1,209	473,263
LVMH Moet Hennessy Louis Vuitton SE	775	640,486
Makalot Industrial Co. Ltd.	11,000	98,112
NIKE, Inc., Class B	7,928	1,321,360
Page Industries Ltd.	134	72,680
Pandora A/S	206	25,625
Puma SE	455	55,566
PVH Corp.	231	24,636
Ralph Lauren Corp.	3,840	456,422
Shenzhou International Group Holdings Ltd.	19,700	381,464
Skechers USA, Inc., Class A(a)	428	18,575
Steven Madden Ltd.	8,150	378,730
Tapestry, Inc.	907	36,824
Titan Co. Ltd.	11,103	375,603
Under Armour, Inc., Class A(a)	612	12,968
Under Armour, Inc., Class C(a)	644	11,618
VF Corp.(b)	4,338	317,628
Xtep International Holdings Ltd.	50,500	84,248

		8,047,357

Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	22,886	1,042,000
Federal Agricultural Mortgage Corp., Class C	5,999	743,456
Flagstar Bancorp, Inc.	3,507	168,126
FS Bancorp, Inc.	2,778	93,424
Housing Development Finance Corp. Ltd.	46,277	1,601,142
Merchants Bancorp	5,254	248,672
MGIC Investment Corp.	1,098	15,833
New York Community Bancorp, Inc.	1,467	17,912
NMI Holdings, Inc., Class A(a)	4,847	105,907
OP Bancorp	7,924	101,110
Premier Financial Corp.	14,120	436,449

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Radian Group, Inc.	21,904	$462,831
Riverview Bancorp, Inc.	53,230	409,339
Rocket Cos., Inc., Class A(b)	449	6,286
Southern Missouri Bancorp, Inc.	4,471	233,252
TFS Financial Corp.	160	2,859
UWM Holdings Corp.(b)	294	1,740
Walker & Dunlop, Inc.	1,901	286,823
Washington Federal, Inc.	2,726	90,994
Western New England Bancorp, Inc.	9,066	79,418

		6,147,573

Tobacco — 0.1%
ITC Ltd.	185,851	543,780
KT&G Corp.(a)	1,505	99,989

		643,769

Trading Companies & Distributors — 0.7%
Air Lease Corp.	348	15,392
Applied Industrial Technologies, Inc.	8,984	922,657
Ashtead Group PLC	1,113	89,724
Boise Cascade Co.	4,658	331,650
Bunzl PLC	1,996	77,974
Core & Main, Inc., Class A(a)(b)	111	3,368
Fastenal Co.	3,614	231,513
Ferguson PLC	300	53,288
GATX Corp.(b)	1,917	199,732
GMS, Inc.(a)	8,016	481,842
Herc Holdings, Inc.	542	84,850
ITOCHU Corp.	4,100	125,435
Karat Packaging, Inc.(a)	3,924	79,304
Marubeni Corp.	2,000	19,486
Mitsubishi Corp.	3,700	117,486
Mitsui & Co. Ltd.	4,300	101,901
MonotaRO Co. Ltd.	1,600	28,778
MRC Global, Inc.(a)	19,456	133,857
MSC Industrial Direct Co., Inc., Class A	146	12,273
NOW, Inc.(a)	3,794	32,401
Rush Enterprises, Inc., Class A	6,729	374,402
SiteOne Landscape Supply, Inc.(a)(b)	8,060	1,952,777
Sumitomo Corp.	4,500	66,597
Titan Machinery, Inc.(a)	3,638	122,564
Toyota Tsusho Corp.	300	13,829
Triton International Ltd.	2,952	177,799
United Rentals, Inc.(a)(b)	487	161,825
Univar Solutions, Inc.(a)	544	15,422
Veritiv Corp.(a)	496	60,795
W.W. Grainger, Inc.	377	195,376
Watsco, Inc.	106	33,165
WESCO International, Inc.(a)	3,183	418,851

		6,736,313

Transportation Infrastructure — 0.1%
Auckland International Airport Ltd.(a)	7,773	40,916
Grupo Aeroportuario del Centro Norte SAB de C.V., ADR(a)	2,292	123,057
International Container Terminal Services, Inc.	80,060	314,007
Malaysia Airports Holdings Bhd(a)	12,800	18,372
Shenzhen International Holdings Ltd.	160,500	166,733
Sydney Airport(a)	2,997	18,921
Transurban Group	12,461	125,162
Westports Holdings Bhd	73,400	71,356

		878,524

Water Utilities — 0.2%
Aclara Resources, Inc.(a)	7,206	8,209

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Water Utilities (continued)
American Water Works Co., Inc.	3,527	$666,109
Cia de Saneamento de Minas Gerais-COPASA	125,883	286,803
Essential Utilities, Inc.	5,582	299,698
Severn Trent PLC	4,493	179,414
United Utilities Group PLC	10,292	151,863

		1,592,096

Wireless Telecommunication Services — 0.4%
Bharti Airtel Ltd.(a)	64,644	593,746
Etihad Etisalat Co.	36,073	299,207
Far EasTone Telecommunications Co. Ltd.	87,000	202,963
KDDI Corp.	4,000	116,975
MTN Group Ltd.(a)	40,396	433,003
SK Telecom Co. Ltd.	762	37,030
SK Telecom Co. Ltd., ADR(b)	5,886	156,980
Softbank Corp.	7,700	97,255
SoftBank Group Corp.	3,000	143,820
Taiwan Mobile Co. Ltd.	66,000	238,361
Tele2 AB, B Shares	1,855	26,463
Telephone & Data Systems, Inc.	1,287	25,933
T-Mobile US, Inc.(a)	1,879	217,926
Turkcell Iletisim Hizmetleri A/S	48,794	68,088
United States Cellular Corp.(a)	15,346	483,706
Vodacom Group Ltd.	29,054	245,243
Vodafone Group PLC	81,981	123,483

		3,510,182

Total Common Stocks — 85.9% (Cost: $649,943,838)		822,949,876

Preferred Securities

Preferred Stocks — 0.4%

Airlines — 0.0%
Azul SA, Preference Shares(a)	12,300	53,821

Automobiles — 0.1%
Bayerische Motoren Werke AG, Preference Shares	339	28,112
Porsche Automobil Holding SE, Preference Shares	632	59,669
Volkswagen AG, Preference Shares	534	107,271

		195,052

Banks — 0.2%
Banco Bradesco SA, Preference Shares	453,183	1,571,099
Itau Unibanco Holding SA, Preference Shares	130,698	492,553

		2,063,652

Health Care Equipment & Supplies — 0.0%
Sartorius AG, Preference Shares	123	83,190

Metals & Mining — 0.0%
Gerdau SA, Preference Shares	32,094	157,768

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA, Preference Shares	109,861	$558,109

Real Estate Management & Development — 0.0%
Brookfield Property Preferred LP(a)	7	183

Trading Companies & Distributors — 0.0%
WESCO International, Inc.(a)(e)	1,463	44,841

Total Preferred Stocks — 0.4%		3,156,616

Total Preferred Securities — 0.4% (Cost: $3,146,021)		3,156,616

Rights

Metals & Mining — 0.0%
Pan American Silver Corp., (Expires 02/22/29)(a)	16,660	12,973

Total Rights — 0.0% (Cost: $3,539)		12,973

Total Long-Term Investments — 86.3% (Cost: $653,093,398)		826,119,465

Short-Term Securities

Money Market Funds — 16.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(f)(g)(h)	48,706,998	48,721,610
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(f)(g)	112,285,491	112,285,491

Total Short-Term Securities — 16.8% (Cost: $160,999,092)		161,007,101

Total Investments — 103.1% (Cost: $814,092,490)		987,126,566

Liabilities in Excess of Other Assets — (3.1)%		(29,284,870)

Net Assets — 100.0%		$957,841,696

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Affiliate of the Master Portfolio.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$35,734,117	$13,001,733	(a)	$—	$(7,489)	$(6,751)	$48,721,610	48,706,998	$149,277	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	27,191,885	85,093,606	(a)	—	—	—	112,285,491	112,285,491	8,053		—

					$(7,489)	$(6,751)	$161,007,101		$157,330		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	73	03/18/22	$4,476	$33,829
Russell 2000 E-Mini Index	15	03/18/22	1,682	6,847
S&P 500 E-Mini Index	106	03/18/22	25,220	204,708

				245,384

Short Contracts
MSCI EAFE Index	418	03/18/22	48,526	(679,572)
MSCI Emerging Markets Index	1,331	03/18/22	81,610	(194,024)
Russell 2000 E-Mini Index	1,825	03/18/22	204,656	(3,124,536)

				(3,998,132)

				$(3,752,748)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	809,000	USD	575,794	Bank of America N.A.	03/16/22	$12,896
CHF	583,000	USD	632,629	Bank of America N.A.	03/16/22	8,378
CHF	252,000	USD	274,942	Goldman Sachs International	03/16/22	2,131
GBP	540,000	USD	717,582	Bank of America N.A.	03/16/22	13,113
NZD	118,000	USD	80,316	Morgan Stanley & Co. International PLC	03/16/22	415
SEK	1,101,000	USD	121,661	Barclays Bank PLC	03/16/22	254
SGD	165,000	USD	120,823	BNP Paribas SA	03/16/22	1,571

						38,758
JPY	60,541,000	USD	537,536	Bank of America N.A.	03/16/22	(10,930)
USD	890,061	AUD	1,249,000	Bank of America N.A.	03/16/22	(18,807)
USD	138,983	CAD	178,000	Bank of America N.A.	03/16/22	(1,713)
USD	1,042,144	EUR	918,000	Bank of America N.A.	03/16/22	(4,535)
USD	24,231	NOK	221,000	Bank of America N.A.	03/16/22	(830)
USD	591,939	SEK	5,376,000	Morgan Stanley & Co. International PLC	03/16/22	(3,352)

						(40,167)

						$(1,409)

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio

OTC Total Return Swaps

										Upfront
Paid by the Master Portfolio		Received by the Master Portfolio								Premium	Unrealized
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Paid (Received)	Appreciation Depreciation

MSCI Emerging Markets	Quarterly	3-Month LIBOR minus 0.17%, 0.21%	Quarterly	Goldman Sachs International	N/A	05/04/22	USD	34,651	$890,498	$—	$890,498
1-Day SOFR plus 0.55%, 0.05%	Quarterly	Russell 1000 Index	Quarterly	Goldman Sachs International	N/A	05/04/22	USD	141,182	1,313,342	—	1,313,342
1-Day SOFR plus 0.61%, 0.05%	Quarterly	Russell 1000 Index	Quarterly	Merrill Lynch International	N/A	05/04/22	USD	140,875	1,701,924	—	1,701,924
1-Day SOFR plus 0.63%, 0.05%	Quarterly	Russell 1000 Index	Quarterly	Citibank N.A.	N/A	05/04/22	USD	140,875	1,700,749	—	1,700,749
MSCI Emerging Markets	Quarterly	1-Day SOFR plus 0.17%, 0.05%	Quarterly	JPMorgan Chase Bank N.A.	N/A	11/08/22	USD	34,977	924,171	—	924,171
MSCI Emerging Markets	Quarterly	1-Day SOFR plus 0.18%, 0.05%	Quarterly	Merrill Lynch International	N/A	11/08/22	USD	34,182	121,995	—	121,995
MSCI Emerging Markets	Quarterly	1-Day SOFR plus 0.22%, 0.05%	Quarterly	Citibank N.A.	N/A	11/08/22	USD	34,182	122,565	—	122,565
1-Day SOFR plus 0.51%, 0.05%	Quarterly	Russell 1000 Index	Quarterly	JPMorgan Chase Bank N.A.	N/A	11/08/22	USD	141,836	671,043	—	671,043

									$7,446,287	$—	$7,446,287

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$7,446,287	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$245,384	$—	$—	$—	$245,384
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	38,758	—	—	38,758
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	7,446,287	—	—	—	7,446,287

	$—	$—	$7,691,671	$38,758	$—	$—	$7,730,429

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,998,132	$—	$—	$—	$3,998,132
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	40,167	—	—	40,167

	$—	$—	$3,998,132	$40,167	$—	$—	$4,038,299

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,353,768	$—	$—	$—	$2,353,768
Forward foreign currency exchange contracts	—	—	—	103,461	—	—	103,461
Swaps	—	—	97,230,853	—	—	—	97,230,853

	$—	$—	$99,584,621	$103,461	$—	$—	$99,688,082

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(4,824,440)	$—	$—	$—	$(4,824,440)
Forward foreign currency exchange contracts	—	—	—	(41,393)	—	—	(41,393)
Swaps	—	—	7,446,287	—	—	—	7,446,287

	$—	$—	$2,621,847	$(41,393)	$—	$—	$2,580,454

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,888,711
Average notional value of contracts — short	$288,488,405
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,752,638
Average amounts sold — in USD	$2,905,465
Total return swaps:
Average notional value	$662,467,647

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$867,145	$101,523
Forward foreign currency exchange contracts	38,758	40,167
Swaps — OTC(a)	7,446,287	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	8,352,190	141,690

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(867,145)	(101,523)

Total derivative assets and liabilities subject to an MNA	$7,485,045	$40,167

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)

Bank of America N.A.	$34,387	$(34,387)	$—	$—	$—
Barclays Bank PLC	254	—	—	—	254
BNP Paribas SA	1,571	—	—	—	1,571
Citibank N.A.	1,823,314	—	—	(1,823,314)	—
Goldman Sachs International	2,205,971	—	—	(2,205,971)	—
JPMorgan Chase Bank N.A.	1,595,214	—	—	(1,595,214)	—
Merrill Lynch International	1,823,919	—	—	(1,823,919)	—
Morgan Stanley & Co. International PLC	415	(415)	—	—	—

	$7,485,045	$(34,802)	$—	$(7,448,418)	$1,825

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(d)(e)

Bank of America N.A.	$36,815	$(34,387)	$—	$—	$2,428
Morgan Stanley & Co. International PLC	3,352	(415)	—	—	2,937

	$40,167	$(34,802)	$—	$—	$5,365

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,220,000	$216,424	$—	$3,436,424
Air Freight & Logistics	5,234,360	694,009	—	5,928,369
Airlines	743,879	464,268	—	1,208,147
Auto Components	4,170,287	1,294,683	—	5,464,970
Automobiles	10,429,891	5,015,329	—	15,445,220
Banks	32,364,634	27,326,507	—	59,691,141
Beverages	5,625,894	3,427,958	—	9,053,852
Biotechnology	22,950,836	1,482,786	3,470	24,437,092
Building Products	6,649,181	1,066,803	—	7,715,984
Capital Markets	14,388,928	3,276,757	—	17,665,685
Chemicals	7,699,068	9,377,823	—	17,076,891
Commercial Services & Supplies	3,598,627	651,470	—	4,250,097
Communications Equipment	2,255,795	489,666	—	2,745,461
Construction & Engineering	4,884,034	787,633	—	5,671,667
Construction Materials	1,882,853	2,255,138	—	4,137,991
Consumer Finance	5,553,158	669,922	—	6,223,080
Containers & Packaging	2,118,456	491,582	—	2,610,038
Distributors	683,870	—	—	683,870
Diversified Consumer Services	2,381,644	10,581	—	2,392,225
Diversified Financial Services	5,316,955	1,830,437	—	7,147,392
Diversified Telecommunication Services	2,946,316	1,499,314	—	4,445,630
Electric Utilities	6,737,101	3,505,369	—	10,242,470
Electrical Equipment	2,206,782	3,449,983	—	5,656,765
Electronic Equipment, Instruments & Components	5,564,195	6,385,081	—	11,949,276
Energy Equipment & Services	3,942,285	—	—	3,942,285
Entertainment	7,195,380	2,309,652	—	9,505,032
Equity Real Estate Investment Trusts (REITs)	22,814,058	824,741	—	23,638,799
Food & Staples Retailing	8,481,914	964,407	—	9,446,321
Food Products	3,089,584	3,519,035	—	6,608,619
Gas Utilities	2,315,934	2,753,298	—	5,069,232
Health Care Equipment & Supplies	12,624,936	1,079,933	—	13,704,869
Health Care Providers & Services	13,694,769	1,501,718	—	15,196,487
Health Care Technology	4,207,069	65,548	—	4,272,617
Hotels, Restaurants & Leisure	12,810,393	1,279,424	—	14,089,817
Household Durables	8,143,615	1,997,374	—	10,140,989
Household Products	4,821,934	217,930	—	5,039,864
Independent Power and Renewable Electricity Producers	1,886,270	779,476	—	2,665,746

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Industrial Conglomerates	$1,934,439	$1,302,569	$—	$3,237,008
Insurance	15,230,847	7,157,395	—	22,388,242
Interactive Media & Services	23,447,762	11,742,683	—	35,190,445
Internet & Direct Marketing Retail	16,117,376	12,071,520	—	28,188,896
IT Services	22,417,953	8,497,200	—	30,915,153
Leisure Products	790,046	94,406	—	884,452
Life Sciences Tools & Services	11,354,794	2,626,758	—	13,981,552
Machinery	12,860,469	2,965,622	—	15,826,091
Marine	185,462	1,413,575	—	1,599,037
Media	6,996,631	209,220	—	7,205,851
Metals & Mining	3,560,090	9,628,325	—	13,188,415
Mortgage Real Estate Investment Trusts (REITs)	1,663,387	—	—	1,663,387
Multiline Retail	5,356,611	350,880	—	5,707,491
Multi-Utilities	7,569,981	1,035,196	—	8,605,177
Oil, Gas & Consumable Fuels	14,593,439	13,754,589	—	28,348,028
Paper & Forest Products	27,367	581,508	—	608,875
Personal Products	2,302,704	2,183,136	—	4,485,840
Pharmaceuticals	21,766,603	5,734,487	2,030	27,503,120
Professional Services	7,464,090	1,226,976	—	8,691,066
Real Estate Management & Development	4,061,268	3,109,916	—	7,171,184
Road & Rail	7,593,024	951,787	17,774	8,562,585
Semiconductors & Semiconductor Equipment	28,164,225	26,420,780	—	54,585,005
Software	51,429,116	1,151,879	—	52,580,995
Specialty Retail	14,815,696	1,217,347	—	16,033,043
Technology Hardware, Storage & Peripherals	27,281,293	12,361,417	—	39,642,710
Textiles, Apparel & Luxury Goods	4,035,857	4,011,500	—	8,047,357
Thrifts & Mortgage Finance	4,546,431	1,601,142	—	6,147,573
Tobacco	—	643,769	—	643,769
Trading Companies & Distributors	6,041,815	694,498	—	6,736,313
Transportation Infrastructure	508,420	370,104	—	878,524
Water Utilities	965,807	626,289	—	1,592,096
Wireless Telecommunication Services	952,633	2,557,549	—	3,510,182
Preferred Securities
Preferred Stocks
Airlines	—	53,821	—	53,821
Automobiles	—	195,052	—	195,052
Banks	—	2,063,652	—	2,063,652
Health Care Equipment & Supplies	—	83,190	—	83,190
Metals & Mining	—	157,768	—	157,768
Oil, Gas & Consumable Fuels	—	558,109	—	558,109
Real Estate Management & Development	183	—	—	183
Trading Companies & Distributors	44,841	—	—	44,841
Rights	12,973	—	—	12,973
Short-Term Securities
Money Market Funds	161,007,101	—	—	161,007,101

	$752,735,619	$234,367,673	$23,274	$987,126,566

Derivative Financial Instruments(a)
Assets
Equity Contracts	$245,384	$7,446,287	$—	$7,691,671
Foreign Currency Exchange Contracts	—	38,758	—	38,758
Liabilities
Equity Contracts	(3,998,132)	—	—	(3,998,132)
Foreign Currency Exchange Contracts	—	(40,167)	—	(40,167)

	$(3,752,748)	$7,444,878	$—	$3,692,130

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2021

Diversified Equity Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$826,119,465
Investments, at value — affiliated(c)	161,007,101
Cash	113,933
Cash pledged for futures contracts	20,595,000
Foreign currency, at value(d)	822,629
Receivables:
Securities lending income — affiliated	10,365
Dividends — unaffiliated	1,021,028
Dividends — affiliated	456
Variation margin on futures contracts	867,145
Unrealized appreciation on:
Forward foreign currency exchange contracts	38,758
OTC swaps	7,446,287
Prepaid expenses	2,409

Total assets	1,018,044,576

LIABILITIES
Cash received as collateral for OTC derivatives	10,130,000
Collateral on securities loaned	48,787,369
Payables:
Administration fees	80,204
Deferred foreign capital gain tax	287,003
Investment advisory fees	38,674
Trustees’ fees	3,873
Professional fees	24,067
Variation margin on futures contracts	101,523
Unrealized depreciation on forward foreign currency exchange contracts	40,167
Other liabilities	710,000

Total liabilities	60,202,880

NET ASSETS	$957,841,696

NET ASSETS CONSIST OF
Investors’ capital	$781,400,814
Net unrealized appreciation (depreciation)	176,440,882

NET ASSETS	$957,841,696

(a) Investments, at cost — unaffiliated	$653,093,398
(b) Securities loaned, at value	$47,198,505
(c) Investments, at cost — affiliated	$160,999,092
(d) Foreign currency, at cost	$822,690

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended December 31, 2021

Diversified Equity Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$12,977,074
Dividends — affiliated	11,466
Securities lending income — affiliated — net	145,864
Foreign taxes withheld	(845,534)

Total investment income	12,288,870

EXPENSES
Investment advisory	2,150,529
Administration	860,211
Professional	23,146
Trustees	9,652

Total expenses	3,043,538
Less:
Fees waived and/or reimbursed by the Administrator	(860,211)
Fees waived and/or reimbursed by the Manager	(903,717)

Total expenses after fees waived and/or reimbursed	1,279,610

Net investment income	11,009,260

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	98,928,930
Investments — affiliated	(7,489)
Forward foreign currency exchange contracts	103,461
Foreign currency transactions	(321,394)
Futures contracts	2,353,768
Swaps	97,230,853

198,288,129

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(3,974,686)
Investments — affiliated	(6,751)
Forward foreign currency exchange contracts	(41,393)
Foreign currency translations	(2,865)
Futures contracts	(4,824,440)
Swaps	7,446,287

(1,403,848)

Net realized and unrealized gain	196,884,281

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$207,893,541

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(524,938)
(b) Net of reduction in deferred foreign capital gain tax of	$52,613

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Diversified Equity Master Portfolio

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,009,260	$8,931,072
Net realized gain	198,288,129	7,174,186
Net change in unrealized appreciation (depreciation)	(1,403,848)	111,301,384

Net increase in net assets resulting from operations	207,893,541	127,406,642

CAPITAL TRANSACTIONS
Proceeds from contributions	91,448,184	290,682,031
Value of withdrawals	(75,303,566)	(191,423,104)

Net increase in net assets derived from capital transactions	16,144,618	99,258,927

NET ASSETS
Total increase in net assets	224,038,159	226,665,569
Beginning of year	733,803,537	507,137,968

End of year	$957,841,696	$733,803,537

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

	Diversified Equity Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018	2017

Total Return
Total return	27.62%	19.60%	31.98%	(3.90)%	22.15%

Ratios to Average Net Assets(a)
Total expenses	0.35%	0.36%	0.36%	0.36%	0.36%

Total expenses after fees waived and/or reimbursed	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.28%	1.52%	1.85%	1.88%	1.69%

Supplemental Data
Net assets, end of year (000)	$957,842	$733,804	$507,138	$429,098	$535,456

Portfolio turnover rate	127%	150%	172%	150%	252%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Diversified Equity Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g. futures contracts, forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments,. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

Barclays Bank PLC	$3,872,165	$(3,872,165)	$—		$—
BNP Paribas SA	9,893,795	(9,893,795)	—		—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	(a)	Net Amount

Citadel Clearing LLC	$1,491	$(1,491)	$—		$—
Credit Suisse Securities (USA) LLC	2,952,765	(2,952,765)	—		—
Goldman Sachs & Co. LLC	3,811,030	(3,811,030)	—		—
HSBC Bank PLC	666,311	(666,311)	—		—
ING Financial Markets LLC	172,176	(172,176)	—		—
J.P. Morgan Securities LLC	6,115,651	(6,115,651)	—		—
Jefferies LLC	953,004	(953,004)	—		—
Morgan Stanley	7,317,053	(7,317,053)	—		—
Scotia Capital (USA), Inc.	1,837,689	(1,837,689)	—		—
Toronto Dominion Bank	1,331,084	(1,331,084)	—		—
UBS AG	4,125,838	(4,125,838)	—		—
UBS Securities LLC	1,354,314	(1,354,314)	—		—
Virtu Americas LLC	2,794,139	(2,794,139)	—		—

	$47,198,505	$(47,198,505)	$—		$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

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Notes to Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.25%
$1 billion — $3 billion	0.24
$3 billion — $5 billion	0.23
$5 billion — $10 billion	0.22
Greater than $10 billion	0.21

MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive 0.095% of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. During the year ended December 31, 2021, the Manager waived $817,281 pursuant to this agreement.

BAL voluntarily agreed to waive all of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $860,211.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BAL and BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. For the year ended December 31, 2021, the amount waived was $32,798 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $53,638.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Master Portfolio’s Independent Trustees. For the year ended December 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $48,247 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

Diversified Equity Master Portfolio	$333,856	$147,141	$24,312

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $996,832,271 and $933,637,875, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Diversified Equity Master Portfolio	$828,128,192	$202,212,733	$(43,212,788)	$158,999,945

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

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Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of Diversified Equity Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Equity Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for Diversified Equity Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Master Portfolio, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	47

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software)

since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business

since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc.

since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 159 Portfolios	None

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer)

since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of MIP.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SRF	State Revolving Fund

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Master Portfolio Information as of December 31, 2021	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

ASML Holding NV	2%
Novartis AG, Registered Shares	2
SAP SE	2
Novo Nordisk A/S, Class B	2
Siemens AG, Registered Shares	2
L’Oreal SA	2
Nestle SA, Registered Share	1
Tokyo Electron Ltd.	1
Schneider Electric SE	1
Deutsche Post AG	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	21%
France	13
United Kingdom	11
Germany	10
Switzerland	9
Netherlands	7
Australia	6
Sweden	4
United States	4
Denmark	3
Finland	3
Italy	2
Hong Kong	2
Spain	1
Israel	1
Ireland	1
Singapore	1
Norway	1
Austria	1
Belgium	1
Other#	—(a)
Liabilities in Excess of Other Assets	(2)

(a)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are less than 1% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

P O R T F O L I O I N F O R M A T I O N / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	1

Schedule of Investments December 31, 2021	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.5%
AGL Energy Ltd.	78,289	$349,777
Alumina Ltd.	115,873	157,624
AMP Ltd.(a)	47,652	35,026
Aristocrat Leisure Ltd.	43,850	1,391,034
Aurizon Holdings Ltd.	197,571	501,954
Beach Energy Ltd.	14,459	13,275
BHP Group Ltd.	88,434	2,669,975
BHP Group PLC	3,507	104,350
Charter Hall Group	1,231	18,416
CSL Ltd.	6,788	1,435,664
CSR Ltd.	3,319	14,210
Flight Centre Travel Group Ltd.(a)	3,787	48,593
Glencore PLC	80,586	410,608
Goodman Group	55,613	1,072,042
Harvey Norman Holdings Ltd.	13,169	47,334
Insignia Financial Ltd.	11,045	29,103
JB Hi-Fi Ltd.	7,342	258,177
Macquarie Group Ltd.	1,006	150,382
Medibank Pvt Ltd.	699,735	1,704,275
Metcash Ltd.	14,862	48,613
Mirvac Group	165,294	349,890
Nine Entertainment Co. Holdings Ltd.	6,558	13,859
Nufarm Ltd.	1	4
Orora Ltd.	8,543	21,803
Platinum Asset Management Ltd.	4,529	8,896
QBE Insurance Group Ltd.	10,523	86,896
REA Group Ltd.	15,339	1,870,462
Scentre Group	651,387	1,498,436
Shopping Centres Australasia Property Group	7,657	16,549
Sonic Healthcare Ltd.	346	11,735
South32 Ltd.	164,987	482,518
Stockland(b)	89,551	276,266
WiseTech Global Ltd.	11,902	504,781
Woodside Petroleum Ltd.	6,387	101,821
Worley Ltd.(b)	14,500	112,334

		15,816,682

Austria — 1.0%
ANDRITZ AG	6,282	323,102
BAWAG Group AG(c)	6,316	387,368
Erste Group Bank AG	29,117	1,365,016
Raiffeisen Bank International AG	19,930	585,355
Verbund AG	226	25,399
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,945	55,208
Wienerberger AG	474	17,407

		2,758,855

Belgium — 0.6%
D’ieteren Group	248	48,346
Groupe Bruxelles Lambert SA	8,029	896,734
Solvay SA	5,040	585,929
Telenet Group Holding NV	847	30,911
Warehouses De Pauw CVA	810	38,875

		1,600,795

China — 0.1%
BOC Hong Kong Holdings Ltd.	85,000	278,758

Denmark — 2.8%
AP Moeller - Maersk A/S, Class B	185	660,323
Carlsberg A/S, Class B	1,470	253,792

Security	Shares	Value

Denmark (continued)
Coloplast A/S, Class B	7,570	$1,332,889
Demant A/S(a)	362	18,537
DSV A/S	480	111,854
Genmab A/S(a)	1,425	568,793
Novo Nordisk A/S, Class B	42,577	4,782,498
Novozymes A/S, B Shares	1,231	101,077
SimCorp A/S	1,064	115,967

		7,945,730

Finland — 2.8%
Kesko OYJ, B Shares	13,376	445,832
Kone OYJ, Class B	38,165	2,738,670
Neste OYJ	12,916	635,671
Nokia OYJ(a)	260,378	1,649,152
Nordea Bank Abp	198,824	2,425,364
Outokumpu OYJ(a)	4,463	27,988

		7,922,677

France — 12.6%
Air Liquide SA	11,341	1,977,919
Airbus SE(a)	338	43,245
Amundi SA(c)	8,620	711,016
Arkema SA	593	83,699
Atos SE	2,012	85,231
AXA SA	32,557	969,002
BioMerieux	191	27,160
BNP Paribas SA	10,611	733,655
Capgemini SE	8,603	2,108,427
Carrefour SA	12,726	233,312
Credit Agricole SA	30,480	434,563
Dassault Systemes SE	43,497	2,581,344
Electricite de France SA	90,800	1,067,925
Engie SA	167,449	2,479,146
EssilorLuxottica SA	218	46,407
Eurazeo SE	241	21,026
Hermes International	1,161	2,028,700
Kering SA	2,965	2,378,972
Klepierre SA	8,281	195,947
Legrand SA	6,280	735,520
L’Oreal SA	9,414	4,488,715
LVMH Moet Hennessy Louis Vuitton SE	2,083	1,721,461
Pernod Ricard SA	2,191	527,106
Publicis Groupe SA	3,081	207,579
Remy Cointreau SA	237	57,607
Renault SA(a)	2,085	72,329
Rexel SA	2,323	47,047
Rubis SCA	27,913	834,689
Safran SA	102	12,487
Sanofi	5,285	530,318
Sartorius Stedim Biotech	626	343,803
Schneider Electric SE	18,904	3,716,439
Societe Generale SA	51,849	1,781,983
Sodexo SA	2,275	199,445
Teleperformance	1,856	829,773
TotalEnergies SE	27,728	1,411,361
Unibail-Rodamco-Westfield(a)(b)	3,076	215,256
Veolia Environnement SA	3,007	110,429
Wendel SE	111	13,301

		36,063,344

Germany — 9.8%
Allianz SE, Registered Shares	12,143	2,864,031
Bayer AG, Registered Shares	18,100	966,618
Bayerische Motoren Werke AG	15,045	1,505,135

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Schedule of Investments (continued) December 31, 2021	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Covestro AG(c)	4,499	$276,904
Daimler AG, Registered Shares	2,716	207,514
Deutsche Boerse AG	4,478	747,711
Deutsche Post AG, Registered Shares	57,139	3,675,224
Deutsche Telekom AG, Registered Shares	20,515	379,066
DWS Group GmbH & Co. KGaA(c)	7,422	299,300
Evonik Industries AG	65,757	2,124,311
Fraport AG Frankfurt Airport Services Worldwide(a)	3,325	222,630
Freenet AG	8,995	237,720
Gerresheimer AG	4,596	441,901
HelloFresh SE(a)	2,429	186,154
Hochtief AG	2,474	199,246
HUGO BOSS AG	2,548	154,241
Jenoptik AG	2	84
Merck KGaA	1,612	414,698
MTU Aero Engines AG	3,384	687,100
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	1,367	403,550
Nemetschek SE	1,148	146,788
ProSiebenSat.1 Media SE	1,604	25,481
SAP SE	35,569	5,005,963
Schaeffler AG	11	91
Scout24 AG(c)	20,160	1,407,698
Siemens AG, Registered Shares	27,283	4,725,492
Symrise AG	1,173	173,480
TAG Immobilien AG	710	19,832
Telefonica Deutschland Holding AG	41,225	114,349
Wacker Chemie AG	2,747	408,372

		28,020,684

Hong Kong — 2.0%
AIA Group Ltd.	337,600	3,407,343
ASM Pacific Technology Ltd.	3,100	33,501
CK Asset Holdings Ltd.	36,500	230,241
Hang Lung Group Ltd.(b)	5,000	10,691
Kerry Properties Ltd.	148,500	386,747
Link REIT	11,600	102,187
NWS Holdings Ltd.	11,000	10,319
Swire Properties Ltd.	113,800	285,283
Techtronic Industries Co. Ltd.	61,000	1,216,029

		5,682,341

Ireland — 1.3%
AIB Group PLC(a)	10,185	24,815
Experian PLC	32,704	1,610,864
James Hardie Industries PLC	35,151	1,414,903
Kerry Group PLC, Class A	1,016	131,080
Kingspan Group PLC	3,354	400,082
Smurfit Kappa Group PLC	1,155	63,659

		3,645,403

Israel — 1.3%
Bank Hapoalim BM	104,330	1,073,760
Bank Leumi Le-Israel BM	2,673	28,671
Isracard Ltd.	270	1,333
Israel Discount Bank Ltd., Class A	92,990	624,359
Mizrahi Tefahot Bank Ltd.	2,503	96,392
Nice Ltd.(a)	4,541	1,377,083
Shapir Engineering and Industry Ltd.	1,403	12,396
Strauss Group Ltd.	460	14,343
Teva Pharmaceutical Industries Ltd.(a)(b)	70,997	579,880

		3,808,217

Security	Shares	Value

Italy — 2.0%
Amplifon SpA	5,748	$309,289
Banca Generali SpA	1,047	45,928
Banca Mediolanum SpA	37,771	372,363
Banco BPM SpA	30,571	91,533
BPER Banca	177,139	366,096
De’ Longhi SpA	333	11,913
Enel SpA	48,758	389,873
Hera SpA	27,210	113,095
Interpump Group SpA	161	11,793
Intesa Sanpaolo SpA	686,900	1,774,210
Italgas SpA	50,863	349,625
Mediobanca Banca di Credito Finanziario SpA	112,855	1,295,629
Moncler SpA	1,300	93,949
Pirelli & C SpA(c)	22,746	157,755
PRADA SpA	3,200	20,490
Reply SpA	241	48,949
UniCredit SpA	27,658	425,141
Unipol Gruppo SpA	3,469	18,786

		5,896,417

Japan — 20.5%
Advantest Corp.	9,900	937,521
Air Water, Inc.	2,000	30,911
Ajinomoto Co., Inc.	2,200	66,973
Alps Alpine Co. Ltd.	3,700	34,898
Amada Co. Ltd.	59,900	593,122
Asahi Kasei Corp.	44,900	422,974
Astellas Pharma, Inc.	1,400	22,786
Benesse Holdings, Inc.	8,000	157,098
Bridgestone Corp.(b)	50,800	2,180,979
Calbee, Inc.	8,000	185,762
Canon, Inc.(b)	14,900	363,465
Casio Computer Co. Ltd.	37,800	486,732
Chugai Pharmaceutical Co. Ltd.	12,400	404,190
Chugoku Electric Power Co., Inc.	6,200	50,276
COMSYS Holdings Corp.	800	17,822
Dai-ichi Life Holdings, Inc.	5,900	119,003
Daiichi Sankyo Co. Ltd.	14,900	379,226
Daikin Industries Ltd.	5,500	1,245,855
Daito Trust Construction Co. Ltd.	5,800	665,382
Daiwa House Industry Co. Ltd.	500	14,370
Dentsu Group, Inc.	400	14,237
Disco Corp.	300	91,696
DMG Mori Co. Ltd.	8,200	141,080
Ebara Corp.(b)	1,600	88,883
Eisai Co. Ltd.	7,300	414,405
FANUC Corp.	2,600	552,661
Fast Retailing Co. Ltd.	300	170,533
Fuji Oil Holdings, Inc.	5,300	107,032
FUJIFILM Holdings Corp.	3,900	289,124
Hikari Tsushin, Inc.	1,700	261,813
Hisamitsu Pharmaceutical Co., Inc.	2,800	96,725
Honda Motor Co. Ltd.	11,900	338,564
Hoya Corp.	11,000	1,632,309
Hulic Co. Ltd.	13,700	130,280
Inpex Corp.	73,200	636,518
ITOCHU Corp.	44,000	1,346,131
Itochu Techno-Solutions Corp.	400	12,867
Japan Post Holdings Co. Ltd.	172,300	1,342,264
Japan Tobacco, Inc.(b)	139,500	2,816,776
Kao Corp.	14,300	748,952
KDDI Corp.	22,600	660,908
Keyence Corp.	3,500	2,200,653

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued) December 31, 2021	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Komatsu Ltd.	900	$21,047
Kuraray Co. Ltd.(b)	13,500	117,404
Kyocera Corp.	500	31,263
Lintec Corp.	3,500	80,286
Lion Corp.	19,900	266,024
M3, Inc.	1,200	60,506
Mani Inc.	600	8,327
Marubeni Corp.	46,000	448,178
Mitsubishi Corp.	3,600	114,311
Mitsubishi Electric Corp.	5,300	67,273
Mitsubishi HC Capital, Inc.	31,700	156,837
Mitsubishi Heavy Industries Ltd.	1,700	39,305
Mitsubishi Materials Corp.	6,300	108,269
MS&AD Insurance Group Holdings, Inc.	51,400	1,582,724
Murata Manufacturing Co. Ltd.	10,200	813,577
Nagase & Co. Ltd.	600	9,725
NEC Corp.(b)	19,400	897,050
NET One Systems Co. Ltd.	3,200	86,105
Nexon Co. Ltd.	9,300	179,827
NGK Spark Plug Co. Ltd.	7,900	137,557
NH Foods Ltd.	3,500	126,196
Nihon Kohden Corp.	400	10,966
Nihon M&A Center Holdings, Inc.	4,700	115,287
Nikon Corp.	20,200	217,598
Nippon Telegraph & Telephone Corp.	5,400	147,681
Nomura Real Estate Holdings, Inc.	1,500	34,563
Obic Co. Ltd.	1,900	355,583
Olympus Corp.	52,300	1,204,324
Omron Corp.	6,900	687,566
Oracle Corp. Japan	600	45,584
Otsuka Holdings Co. Ltd.	900	32,743
Rakus Co. Ltd.	5,000	134,179
Recruit Holdings Co. Ltd.	33,300	2,026,494
Relo Group, Inc.	1,500	27,070
Secom Co. Ltd.	6,200	430,815
Seiko Epson Corp.	1,000	18,010
Sekisui House Ltd.	71,300	1,534,072
Shimadzu Corp.	1,500	63,357
Shimamura Co. Ltd.	300	25,176
Shin-Etsu Chemical Co. Ltd.	6,400	1,110,882
Softbank Corp.	45,800	578,480
SoftBank Group Corp.	19,600	939,627
Sojitz Corp.	900	13,523
Sony Group Corp.	2,300	290,440
Subaru Corp.	20,100	359,143
Sumitomo Chemical Co. Ltd.	556,800	2,625,763
Sumitomo Corp.	116,500	1,724,129
Sumitomo Heavy Industries Ltd.	900	21,846
Sumitomo Mitsui Financial Group, Inc.	95,800	3,271,309
Sumitomo Rubber Industries Ltd.(b)	25,300	258,064
Sundrug Co. Ltd.	3,400	88,888
Suntory Beverage & Food Ltd.	5,500	199,171
Sysmex Corp.	2,000	269,963
T&D Holdings, Inc.	22,100	282,344
Taiheiyo Cement Corp.	2,300	45,419
Taisei Corp.	500	15,205
TDK Corp.	1,500	58,539
Teijin Ltd.	2,200	27,078
Terumo Corp.	38,100	1,609,367
Tokio Marine Holdings, Inc.	28,700	1,597,719
Tokyo Electron Ltd.	6,700	3,856,335
Tokyo Gas Co. Ltd.	36,700	658,779

Security	Shares	Value

Japan (continued)
Toshiba Corp.	6,500	$267,465
Toyota Motor Corp.	48,000	887,164
Trend Micro, Inc.(a)(b)	10,300	571,815
Unicharm Corp.	33,500	1,457,490
Yamada Holdings Co. Ltd.	167,800	573,658
Yamaha Motor Co. Ltd.	7,900	189,751
Yamazaki Baking Co. Ltd.	6,600	87,728

		58,873,699

Luxembourg — 0.1%
RTL Group SA(a)	5,789	306,827
SES SA	5	39

		306,866

Netherlands — 6.9%
Aalberts NV	313	20,755
Adyen NV(a)(c)	340	892,500
Argenx SE(a)	345	122,685
ASML Holding NV	7,920	6,344,077
ASR Nederland NV	25,260	1,163,305
EXOR NV	1,010	90,413
IMCD NV	3,521	778,152
JDE Peet’s NV	4,497	139,191
Koninklijke Ahold Delhaize NV	69,989	2,401,766
Koninklijke KPN NV	162,469	504,971
Koninklijke Philips NV	1,388	51,372
NN Group NV	2,348	126,980
OCI NV(a)	434	11,328
PostNL NV	106,555	463,319
Randstad NV	22,427	1,529,908
Royal Dutch Shell PLC, A Shares	86,580	1,897,349
Royal Dutch Shell PLC, B Shares	45,883	1,007,433
Signify NV(c)	1,468	68,162
Wolters Kluwer NV	18,035	2,122,735

		19,736,401

New Zealand — 0.4%
Fisher & Paykel Healthcare Corp. Ltd.	37,136	831,979
Mainfreight Ltd.	235	15,096
Spark New Zealand Ltd.	57,457	177,685
Vector Ltd.	5,687	15,612
Xero Ltd.(a)	1,783	182,506

		1,222,878

Norway — 1.0%
Aker BP ASA	2,134	65,618
Aker Carbon Capture ASA(a)	9	28
Aker Offshore Wind AS(a)	9	5
Aker Solutions ASA(a)	13	34
DNB Bank ASA	10,086	230,704
Dolphin Drilling ASA(a)(b)(d)	8	—
Equinor ASA	90,900	2,406,967
Gjensidige Forsikring ASA	4,590	111,358
Nordic Semiconductor ASA(a)	318	10,665
Norsk Hydro ASA	3,510	27,619

		2,852,998

Portugal — 0.2%
EDP - Energias de Portugal SA	26,094	143,342
Jeronimo Martins SGPS SA	17,583	402,367

		545,709

Singapore — 1.0%
Jardine Cycle & Carriage Ltd.	53,700	820,166
Mapletree Logistics Trust	10,400	14,668
Oversea-Chinese Banking Corp. Ltd.	54,500	461,274

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
Singapore Telecommunications Ltd.	710,900	$1,223,800
Suntec Real Estate Investment Trust	11,800	13,217
United Overseas Bank Ltd.	18,800	375,468

		2,908,593

Spain — 1.5%
Acciona SA	2,748	523,050
Banco Bilbao Vizcaya Argentaria SA	66,660	395,359
Banco de Sabadell SA(a)	66,594	44,382
Banco Santander SA	33,322	110,665
Bankinter SA	35,857	182,696
Fluidra SA	13,183	525,767
Grifols SA	403	7,755
Iberdrola SA	10,974	129,932
Industria de Diseno Textil SA	55,408	1,786,910
Mediaset Espana Comunicacion SA(a)	9	42
Repsol SA	46,692	552,979
Telefonica SA	2,113	9,163

		4,268,700

Sweden — 4.3%
Assa Abloy AB, Class B	10,603	323,190
Atlas Copco AB, A Shares	26,578	1,836,562
Atlas Copco AB, B Shares	8,265	485,488
Avanza Bank Holding AB	1,348	49,376
Castellum AB	7,843	210,900
Elekta AB, -B Shares	34,978	442,245
Evolution AB(c)	2,171	306,851
Getinge AB	648	28,241
Hexagon AB, B Shares	42,143	667,568
Indutrade AB	4,939	150,793
Investment AB Latour, B Shares	420	17,064
Investor AB	1,750	46,038
Investor AB, B Shares	92,022	2,309,136
L E Lundbergforetagen AB, B Shares	3,938	220,629
Lundin Energy AB	13,987	500,494
Saab AB	37,920	963,157
Sagax AB, Class B	7,969	268,057
Samhallsbyggnadsbolaget i Norden AB	32,765	240,258
SSAB AB, -A Shares(a)	12,822	74,111
Svenska Handelsbanken AB, A Shares	11,534	124,659
Swedish Match AB	254,214	2,018,124
Tele2 AB, B Shares	17,033	242,987
Telefonaktiebolaget LM Ericsson, B Shares	55,701	612,880
Trelleborg AB	1,161	30,462
Volvo AB, B Shares	3,961	91,604

		12,260,874

Switzerland — 8.5%
ABB Ltd., Registered Shares	95,953	3,657,035
Adecco Group AG, Registered Shares	6,031	307,324
Baloise Holding AG, Registered Shares	1,193	194,713
Banque Cantonale Vaudoise, Registered Shares	547	42,428
Cie Financiere Richemont SA, Class A, Registered Shares	16,155	2,414,119
Givaudan SA, Registered Shares	567	2,974,824
IWG PLC(a)	10,004	39,428
Lonza Group AG, Registered Shares	101	84,091
Nestle SA, Registered Shares	29,471	4,114,661
Novartis AG, Registered Shares	64,010	5,624,685
Partners Group Holding AG	640	1,056,518
PSP Swiss Property AG, Registered Shares	298	37,135
Roche Holding AG	6,253	2,601,391

Security	Shares	Value

Switzerland (continued)
Sika AG, Registered Shares	729	$302,985
Sonova Holding AG, Registered Shares	182	71,125
Tecan Group AG, Registered Shares	284	172,492
VAT Group AG(c)	328	162,532
Zurich Insurance Group AG	1,322	579,141

		24,436,627

United Kingdom — 11.2%
Anglo American PLC	28,699	1,180,454
Ashtead Group PLC	37,430	3,017,402
Associated British Foods PLC	24,591	673,153
AstraZeneca PLC	26,235	3,063,444
Auto Trader Group PLC(c)	17,795	178,215
Bellway PLC	4,879	221,751
BP PLC	476,022	2,132,874
British American Tobacco PLC	89,745	3,332,385
BT Group PLC	179,316	412,516
Burberry Group PLC	17,526	432,581
CK Hutchison Holdings Ltd.	18,500	119,111
Compass Group PLC(a)	14,431	324,895
Croda International PLC	2,319	317,637
Diageo PLC	35,943	1,965,221
Dunelm Group PLC	3	56
Electrocomponents PLC	782	12,824
Ferguson PLC	2,098	372,661
Future PLC	3,900	201,908
GlaxoSmithKline PLC	26,773	582,922
Greggs PLC	6,009	271,999
Halma PLC	1,798	77,959
HomeServe PLC	36,098	427,285
Howden Joinery Group PLC	6,636	81,283
IG Group Holdings PLC	12,663	139,968
IMI PLC	12,584	296,781
Imperial Brands PLC	25,574	560,449
International Consolidated Airlines Group SA(a)	129,759	252,541
Intertek Group PLC	694	52,943
ITV PLC(a)	363,746	546,934
Kingfisher PLC	76,145	350,247
Lloyds Banking Group PLC	2,816,202	1,828,817
Micro Focus International PLC(b)	43,740	247,673
Next PLC	4,520	499,926
Phoenix Group Holdings PLC	14,112	124,920
RELX PLC	31,133	1,016,396
Rightmove PLC	137,782	1,486,776
Rio Tinto PLC	4,274	281,854
Rolls-Royce Holdings PLC(a)	26,476	44,192
Royal Mail PLC	32,520	222,964
Smiths Group PLC	47,424	1,015,124
Spectris PLC	849	42,259
SSE PLC	4,074	91,075
Standard Chartered PLC	57,017	346,708
Subsea 7 SA	7	50
Taylor Wimpey PLC	79,842	190,354
Tesco PLC	178,554	702,980
Tritax Big Box REIT PLC	24,024	81,047
Unilever PLC	31,259	1,676,916
WH Smith PLC(a)	845	16,984

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) December 31, 2021	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Whitbread PLC(a)	16,976	$690,543
WPP PLC	4,216	64,200

		32,272,157

Total Common Stocks — 97.4% (Cost: $244,761,781)		279,125,405

Preferred Securities

Preferred Stocks — 0.5%

Germany — 0.5%
Bayerische Motoren Werke AG, Preference Shares	385	31,927
Fuchs Petrolub SE, Preference Shares	498	22,504
Sartorius AG, Preference Shares	1,458	986,104
Volkswagen AG, Preference Shares	2,435	489,150

		1,529,685

Total Preferred Securities — 0.5% (Cost: $1,375,246)		1,529,685

Total Long-Term Investments — 97.9% (Cost: $246,137,027)		280,655,090

Short-Term Securities

Money Market Funds — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.10%(e)(f)(g)	5,393,094	5,394,712
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.01%(e)(f)	5,557,708	5,557,708

Total Short-Term Securities — 3.8% (Cost: $10,951,793)		10,952,420

Total Investments — 101.7% (Cost: $257,088,820)		291,607,510
Liabilities in Excess of Other Assets — (1.7)%		(4,907,936)

Net Assets — 100.0%		$286,699,574

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Master Portfolio.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$6,180,790	$—	$(784,311	)(a)	$(557)	$(1,210)	$5,394,712	5,393,094	$23,619	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,615,009	—	(57,301	)(a)	—	—	5,557,708	5,557,708	661		—

					$(557)	$(1,210)	$10,952,420		$24,280		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	International Tilts Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI EAFE Index	45	03/18/22	$5,224	$108,788

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$108,788	$—	$—	$—	$108,788

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$819,492	$—	$—	$—	$819,492

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$61,022	$—	$—	$—	$61,022

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — long	$6,654,173

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$15,816,682	$—	$15,816,682
Austria	—	2,758,855	—	2,758,855
Belgium	—	1,600,795	—	1,600,795
China	—	278,758	—	278,758
Denmark	—	7,945,730	—	7,945,730
Finland	—	7,922,677	—	7,922,677

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) December 31, 2021	International Tilts Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
France	$27,160	$36,036,184	$—	$36,063,344
Germany	—	28,020,684	—	28,020,684
Hong Kong	—	5,682,341	—	5,682,341
Ireland	24,815	3,620,588	—	3,645,403
Israel	—	3,808,217	—	3,808,217
Italy	—	5,896,417	—	5,896,417
Japan	—	58,873,699	—	58,873,699
Luxembourg	—	306,866	—	306,866
Netherlands	504,971	19,231,430	—	19,736,401
New Zealand	—	1,222,878	—	1,222,878
Norway	—	2,852,998	—	2,852,998
Portugal	402,367	143,342	—	545,709
Singapore	—	2,908,593	—	2,908,593
Spain	—	4,268,700	—	4,268,700
Sweden	—	12,260,874	—	12,260,874
Switzerland	—	24,436,627	—	24,436,627
United Kingdom	427,341	31,844,816	—	32,272,157
Preferred Securities
Preferred Stocks	—	1,529,685	—	1,529,685

Short-Term Securities
Money Market Funds	10,952,420	—	—	10,952,420

	$12,339,074	$279,268,436	$—	$291,607,510

Derivative Financial Instruments(a)
Assets
Equity Contracts	$108,788	$—	$—	$108,788

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

December 31, 2021

International Tilts Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$280,655,090
Investments, at value — affiliated(c)	10,952,420
Cash pledged for futures contracts	275,910
Foreign currency, at value(d)	12,431
Receivables:
Securities lending income — affiliated	582
Dividends — unaffiliated	310,404
Dividends — affiliated	24
Prepaid expenses	2,542

Total assets	292,209,403

LIABILITIES
Collateral on securities loaned	5,394,039
Payables:
Administration fees	11,901
Investment advisory fees	74,013
Trustees’ and Officer’s fees	3,496
Professional fees	23,422
Variation margin on futures contracts	2,958

Total liabilities	5,509,829

NET ASSETS	$286,699,574

NET ASSETS CONSIST OF
Investors’ capital	$252,071,466
Net unrealized appreciation (depreciation)	34,628,108

NET ASSETS	$286,699,574

(a) Investments, at cost — unaffiliated	$246,137,027
(b) Securities loaned, at value	$4,953,636
(c) Investments, at cost — affiliated	$10,951,793
(d) Foreign currency, at cost	$13,199

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2021

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$7,146,252
Dividends — affiliated	957
Securities lending income — affiliated — net	23,323
Foreign taxes withheld	(930,884)

Total investment income	6,239,648

EXPENSES
Investment advisory	1,027,836
Administration	128,479
Professional	23,179
Trustees and Officer	8,289

Total expenses	1,187,783
Less:
Fees waived and/or reimbursed by the Manager	(163,605)

Total expenses after fees waived and/or reimbursed	1,024,178

Net investment income	5,215,470

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	24,787,084
Investments — affiliated	(557)
Foreign currency transactions	21,530
Futures contracts	819,492

25,627,549

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(334,976)
Investments — affiliated	(1,210)
Foreign currency translations	(7,086)
Futures contracts	61,022

(282,250)

Net realized and unrealized gain	25,345,299

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,560,769

See notes to financial statements.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	International Tilts Master Portfolio

	Year Ended December 31,

	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,215,470	$3,050,568
Net realized gain	25,627,549	2,805,737
Net change in unrealized appreciation (depreciation)	(282,250)	18,280,364

Net increase in net assets resulting from operations	30,560,769	24,136,669

CAPITAL TRANSACTIONS
Proceeds from contributions	43,597,486	73,950,928
Value of withdrawals	(7,672,392)	(53,939,763)

Net increase in net assets derived from capital transactions	35,925,094	20,011,165

NET ASSETS
Total increase in net assets	66,485,863	44,147,834
Beginning of year	220,213,711	176,065,877

End of year	$286,699,574	$220,213,711

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

	International Tilts Master Portfolio

	Year Ended December 31,

	2021	2020	2019	2018		2017

Total Return
Total return	13.15%	6.88%	22.30%	(15.06)%		29.06%

Ratios to Average Net Assets(a)
Total expenses	0.46%	0.47%	0.47%	0.46%		0.47%

Total expenses after fees waived and/or reimbursed	0.40%	0.40%	0.40%	0.40%		0.40%

Net investment income	2.03%	1.78%	3.22%	2.68	%(b)	2.81%

Supplemental Data
Net assets, end of year (000)	$286,700	$220,214	$176,066	$147,377		$163,969

Portfolio turnover rate	180%	261%	151%	130%		106%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(b)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	13

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	Net Amount

BofA Securities, Inc.	$184,321	$(184,321)	$—	$—
Credit Suisse Securities (USA) LLC	361,026	(361,026)	—	—
Goldman Sachs & Co. LLC	2,373,200	(2,373,200)	—	—
HSBC Bank PLC	249,008	(249,008)	—	—
J.P. Morgan Securities LLC	1,287,980	(1,287,980)	—	—

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received at Fair Value	Net Amount

Morgan Stanley & Co. LLC	$424,117	$(424,117)	$—	$—
State Street Bank & Trust Co.	73,984	(73,984)	—	—

	$4,953,636	$(4,953,636)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.40%
$1 billion -$3 billion	0.38
$3 billion -$5 billion	0.36
$5 billion -$10 billion	0.35
Greater than $10 billion	0.34

MIP, on behalf of the Master Portfolio entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

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Notes to Financial Statements  (continued)

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BFA and BIL for services they provide for that portion of the Master Portfolio for which BFA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. Such contractual arrangement may not be terminated prior to July 1, 2023 without the consent of the Board of MIP. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amount waived was $31,468.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the amounts waived were $3,658.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager has contractually agreed to waive administration fees through June 30, 2023. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2021, the Manager waived $128,479.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2021, the Master Portfolio paid BTC $6,676 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

During the year ended December 31, 2021, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)

International Tilts Master Portfolio	$3,394,988	$—	$—

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, excluding short-term investments, were $485,402,330 and $443,254,404, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Tilts Master Portfolio	$261,399,136	$39,285,059	$(9,076,685)	$30,208,374

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of International Tilts Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Tilts Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

M A S T E R P O R T F O L I O R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Master Investment Portfolio (“MIP”) has adopted and implemented a liquidity risk management program (the “Program”) for International Tilts Master Portfolio (the “Fund”), a series of MIP, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of MIP, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Master Portfolio, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 159 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 159 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 159 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 159 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 159 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	30 RICs consisting of 159 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 159 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 159 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 159 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 159 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a)  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)  Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)  Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)  Mr.  Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the MIP serve at the pleasure of the Board.

Further information about MIP’s Trustees and Officers is available in the Master Portfolio’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

  Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Master Portfolio will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports and other information regarding the Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.
Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Master Portfolio makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities and information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Master Portfolio and Service Providers

Investment Adviser and Administrator	Transfer Agent

BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Independent Registered Public Accounting Firm

BlackRock Fund Advisors	PricewaterhouseCoopers LLP

San Francisco, CA 94105	Philadelphia, PA 19103

BlackRock International Limited	Legal Counsel

Edinburgh, EH3 8BL	Sidley Austin LLP

United Kingdom	New York, NY 10019

Accounting Agent and Custodian	Address of MIP

State Street Bank and Trust Company	400 Howard Street

Boston, MA 02111	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	29

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

SCA	Societe en Commandite par Actions

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Cash Funds: Institutional	$11,000	$11,000	$0	$0	$2,900	$2,900	$0	$0

BlackRock Cash Funds: Treasury	$11,000	$11,000	$0	$0	$2,900	$2,900	$0	$0
BlackRock LifePath Dynamic 2025 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic 2030 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic 2035 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic 2040 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic 2045 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic 2050 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic 2055 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0

BlackRock LifePath Dynamic 2060 Fund	$22,000	$22,000	$323	$0	$ 9,600	$9,600	$0	$0
Blackrock LifePath Dynamic 2065 Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
BlackRock LifePath Dynamic Retirement Fund	$22,000	$22,000	$323	$0	$9,600	$9,600	$0	$0
iShares MSCI Total International Index Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0
iShares Russell 1000 Large-Cap Index Fund	$11,000	$11,000	$207	$0	$8,100	$8,100	$0	$0
iShares S&P 500 Index Fund	$13,400	$13,400	$0	$0	$8,100	$8,100	$0	$0
iShares U.S. Aggregate Bond Index Fund	$12,200	$12,200	$0	$0	$8,100	$8,100	$0	$0
Diversified Equity Master Portfolio (Formerly Active Stock Master Portfolio)	$22,000	$22,000	$0	$0	$18,550	$18,550	$0	$0
International Tilts Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$20,900	$0	$0
Large Cap Index Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$20,900	$0	$0
Money Market Master Portfolio	$12,400	$12,400	$0	$0	$0	$0	$0	$0
S&P 500 Index Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$20,900	$0	$0
Total International ex U.S. Index Master Portfolio	$22,000	$22,000	$0	$0	$20,900	$20,900	$0	$0
Treasury Money Market Master Portfolio	$12,400	$12,400	$0	$0	$7,100	$7,100	$0	$0
U.S. Total Bond Index Master Portfolio	$24,100	$24,100	$0	$0	$18,550	$18,550	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Cash Funds: Institutional	$2,900	$2,900

BlackRock Cash Funds: Treasury	$2,900	$2,900

BlackRock LifePath Dynamic 2025 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2030 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2035 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2040 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2045 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2050 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2055 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2060 Fund	$9,923	$9,600

BlackRock LifePath Dynamic 2065 Fund	$9,923	$9,600

BlackRock LifePath Dynamic Retirement Fund	$9,923	$9,600

iShares MSCI Total International Index Fund	$8,100	$8,100

iShares Russell 1000 Large-Cap Index Fund	$8,307	$8,100

iShares S&P 500 Index Fund	$8,100	$8,100

iShares U. S. Aggregate Bond Index Fund	$8,100	$8,100

Diversified Equity Master Portfolio (Formerly Active Stock Master Portfolio)	$18,550	$18,550

International Tilts Master Portfolio	$20,900	$20,900

Large Cap Index Master Portfolio	$20,900	$20,900

Money Market Master Portfolio	$0	$0

S&P 500 Index Master Portfolio	$20,900	$20,900

Total International ex U.S. Index Master Portfolio	$20,900	$20,900

Treasury Money Market Master Portfolio	$7,100	$7,100

U.S. Total Bond Index Master Portfolio	$18,550	$18,550

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: February 24, 2022